UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2017

Rydex Variable Trust Funds Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-ANN-2-1217x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	19
MULTI-HEDGE STRATEGIES FUND	28
COMMODITIES STRATEGY FUND	46
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69
OTHER INFORMATION	70
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	71
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	74

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2017.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Investment Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2017

index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ●See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2017

The market story at the end of 2017 was one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which was bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditure plans in the coming quarters. The economy could also benefit from favorable financial conditions both in the U.S. and abroad, which could keep economic growth well above 2% in 2018.

While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently participating in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.

Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of 2018 core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.83%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.03%. The return of the MSCI Emerging Markets Index* was 37.28%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.54% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.50%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.86% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2017

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

SG CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The SG CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2017 and ending December 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.61%	11.02%	$ 1,000.00	$ 1,110.20	$ 8.58
Global Managed Futures Strategy Fund	1.65%	9.26%	1,000.00	1,092.60	8.70
Multi-Hedge Strategies Fund	1.65%	3.50%	1,000.00	1,035.00	8.46
Commodities Strategy Fund	1.72%	16.63%	1,000.00	1,166.30	9.39

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.61%	5.00%	$ 1,000.00	$ 1,017.07	$ 8.20
Global Managed Futures Strategy Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Multi-Hedge Strategies Fund	1.65%	5.00%	1,000.00	1,016.90	8.38
Commodities Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.61% and 1.16%, respectively.
[2]	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2017 to December 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2017, the Long Short Equity Fund returned 14.85%.

Effective June 1, 2017, the Fund’s Board of Trustees approved a change in the Fund’s principal investment strategy. The Fund transitioned from a momentum-based long/short equity investment strategy based on 3- and 12-month trends with respect to factors, to one that is more valuation-based and does not incorporate momentum as a key factor to explain expected returns.

The current strategy uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risks generally and company-specific risks. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Guggenheim Investments believes that such a forward-looking valuation approach is superior to the more common approach of assuming that past returns explain future risk premiums.

Both the previous and current strategy are U.S. long/short equity strategies that seek long-term capital appreciation as an investment objective, and follow a multi-factor quantitative framework to identify investment opportunities in a large universe of U.S. stocks. On average, both the new strategy and previous strategy are expected to have a similar equity beta profiles.

To accompany the different focus on the new strategy, the Fund changed its benchmark effective June 1, 2017, from the HFRX Equity Hedge Index to the Morningstar Long/Short Equity Category Average. Portfolio management also changed to a different quantitative strategy team within Guggenheim Investments.

For the five-month period from January 1, 2017 through May 31, 2017, the Long Short Equity Fund returned 1.70%. The Fund’s benchmark for that period, the HFRX Equity Hedge Index, returned 2.85%. For this period, derivatives were used to control the Fund’s equity exposure. Derivative positions were small and did not contribute materially to the Fund’s performance.

For the seven-month period from June 1, 2017 through December 31, 2017, the Long Short Equity Fund returned 12.95%. The Fund’s benchmark for that period, the Morningstar Long/Short Equity Category Average, returned 6.71%.

On average during the seven-month period, the Fund held about 175% of assets in long securities, and 106% short, for an average net-dollar exposure of 69%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.64 during the period. The long positions averaged a return of 13.4%, compared to the Russell 3000 index return of 12.2%. Short positions returned 8.0% on a stand-alone basis. So, while on an absolute basis the long returns were positive in the surging market environment, and shorts lost money, both sides added alpha from a market adjusted return basis with the short positions doing notably better for the period in underperforming the markets.

Derivatives are essential for the execution of the Fund’s strategy. Therefore, a significant amount of the Fund’s performance for the last seven months of the period were driven by derivatives.

Performance displayed represents past performance which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.9%
Union Pacific Corp.	1.8%
Exxon Mobil Corp.	1.8%
Southwest Airlines Co.	1.8%
Cummins, Inc.	1.6%
Pfizer, Inc.	1.6%
Johnson & Johnson	1.5%
Valero Energy Corp.	1.5%
JM Smucker Co.	1.5%
CVS Health Corp.	1.5%
Top Ten Total	16.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500® Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Long Short Equity Fund	14.85%	7.16%	1.47%
HFRX Equity Hedge Index	9.98%	3.92%	(0.57%)
S&P 500® Index	21.83%	15.79%	8.5%
Morningstar Long/Short Equity Category Average	10.58%	5.52%	4.23%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index, Rusell 3000 Index and S&P 500®Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 97.7%

Consumer, Non-cyclical - 31.7%
Pfizer, Inc.[1]	16,764	$607,192
Johnson & Johnson[1]	4,338	606,105
JM Smucker Co.[1]	4,798	596,103
Archer-Daniels-Midland Co.[1]	14,534	582,523
Eli Lilly & Co.[1]	6,804	574,666
US Foods Holding Corp.*	17,897	571,451
Conagra Brands, Inc.[1]	13,855	521,918
United Rentals, Inc.*,1	2,777	477,394
Cardinal Health, Inc.[1]	7,704	472,024
McKesson Corp.[1]	2,788	434,789
United Therapeutics Corp.*	2,891	427,723
Zimmer Biomet Holdings, Inc.[1]	3,311	399,538
Mylan N.V.*,1	9,201	389,294
Merck & Company, Inc.[1]	6,001	337,676
Performance Food Group Co.*	10,098	334,244
Medtronic plc[1]	3,579	289,004
Prestige Brands Holdings, Inc.*	6,397	284,091
CoreLogic, Inc.*	6,145	283,961
Bioverativ, Inc.*	5,201	280,438
Travelport Worldwide Ltd.	20,132	263,125
Horizon Pharma plc*	16,104	235,119
USANA Health Sciences, Inc.*	2,721	201,490
United Natural Foods, Inc.*	3,922	193,237
Sysco Corp.[1]	3,161	191,967
SpartanNash Co.	7,138	190,442
WellCare Health Plans, Inc.*	907	182,407
Sanderson Farms, Inc.	1,183	164,177
Darling Ingredients, Inc.*	8,983	162,862
Baxter International, Inc.[1]	2,452	158,497
Spectrum Brands Holdings, Inc.	1,405	157,922
Cardtronics plc — Class A*	8,493	157,290
TreeHouse Foods, Inc.*	3,010	148,875
Boston Beer Company, Inc. — Class A*	771	147,338
DaVita, Inc.*,1	2,012	145,367
Pilgrim’s Pride Corp.*	4,662	144,802
Humana, Inc.[1]	581	144,129
Sabre Corp.	6,565	134,583
QIAGEN N.V.*	4,293	132,783
Dean Foods Co.	11,186	129,310
IQVIA Holdings, Inc.*,1	1,216	119,046
UnitedHealth Group, Inc.[1]	530	116,844
Thermo Fisher Scientific, Inc.[1]	599	113,738
Euronet Worldwide, Inc.*	1,278	107,697
AMAG Pharmaceuticals, Inc.*	7,929	105,059
Total Consumer, Non-cyclical		12,418,240

Industrial - 19.2%
Union Pacific Corp.[1]	5,219	699,868
Cummins, Inc.[1]	3,569	630,428
Owens Corning	6,354	584,187
Greenbrier Companies, Inc.[2]	7,687	409,717
Kirby Corp.*	5,883	392,984
Snap-on, Inc.	2,240	390,432
Regal Beloit Corp.	4,972	380,855
Timken Co.	7,675	377,226
Tech Data Corp.*	3,705	362,979
Benchmark Electronics, Inc.*	11,782	342,856
EnerSys	3,199	222,746
Jabil, Inc.	8,183	214,804
Crane Co.	2,241	199,942
EMCOR Group, Inc.	2,387	195,137
Belden, Inc.	2,461	189,916
Crown Holdings, Inc.*	2,927	164,644
Rexnord Corp.*	6,093	158,540
Gibraltar Industries, Inc.*	4,621	152,493
Trinity Industries, Inc.	3,923	146,956
Sanmina Corp.*	4,361	143,913
AECOM*	3,754	139,461
Eaton Corporation plc[1]	1,649	130,287
Boeing Co.[1]	441	130,055
Applied Industrial Technologies, Inc.	1,825	124,283
Tutor Perini Corp.*	4,820	122,187
Vishay Intertechnology, Inc.	5,595	116,096
Louisiana-Pacific Corp.*	4,184	109,872
Owens-Illinois, Inc.*	4,834	107,170
Caesarstone Ltd.*	4,530	99,660
Applied Optoelectronics, Inc.*,2	2,520	95,307
Total Industrial		7,535,001

Technology - 14.5%
International Business Machines Corp.[1]	3,663	561,977
Intel Corp.[1]	12,040	555,767
CA, Inc.[1]	15,191	505,556
Apple, Inc.[1]	2,638	446,429
HP, Inc.[1]	21,153	444,425
NetApp, Inc.[1]	6,389	353,439
CSRA, Inc.	10,975	328,372
First Data Corp. — Class A*,1	18,951	316,671
Convergys Corp.	13,146	308,931
j2 Global, Inc.	3,826	287,065
KLA-Tencor Corp.[1]	2,253	236,723
NCR Corp.*	6,317	214,715
Xerox Corp.	7,002	204,108
Western Digital Corp.[1]	2,544	202,324
VeriFone Systems, Inc.*	7,226	127,972
Science Applications International Corp.	1,629	124,733
Nuance Communications, Inc.*	7,610	124,424
Cirrus Logic, Inc.*	2,355	122,130
CACI International, Inc. — Class A*	888	117,527
ON Semiconductor Corp.*	5,232	109,558
Total Technology		5,692,846

Consumer, Cyclical - 10.9%
Southwest Airlines Co.[1]	10,465	684,934
CVS Health Corp.[1]	8,128	589,280
Alaska Air Group, Inc.	5,664	416,361
Tailored Brands, Inc.	18,963	413,962
Delta Air Lines, Inc.[1]	6,677	373,912
United Continental Holdings, Inc.*,1	4,849	326,823
JetBlue Airways Corp.*	10,401	232,358
Walgreens Boots Alliance, Inc.[1]	3,027	219,821

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
LONG SHORT EQUITY FUND

	Shares	Value

Lear Corp.[1]	1,047	$184,963
Ralph Lauren Corp. — Class A	1,572	163,000
Anixter International, Inc.*	1,991	151,316
American Airlines Group, Inc.[1]	2,685	139,701
American Axle & Manufacturing Holdings, Inc.*	8,084	137,671
Tenneco, Inc.	2,008	117,548
Copa Holdings S.A. — Class A	858	115,023
Total Consumer, Cyclical		4,266,673

Financial - 6.9%
Principal Financial Group, Inc.[1]	8,293	585,154
Mack-Cali Realty Corp. REIT	14,602	314,819
Summit Hotel Properties, Inc. REIT	17,956	273,470
Interactive Brokers Group, Inc. — Class A	3,957	234,294
LaSalle Hotel Properties REIT	7,984	224,111
Brixmor Property Group, Inc. REIT	10,439	194,792
Capital One Financial Corp.[1]	1,930	192,189
Kite Realty Group Trust REIT	8,261	161,915
Northern Trust Corp.[1]	1,585	158,326
E*TRADE Financial Corp.*,1	2,778	137,705
Blackhawk Network Holdings, Inc.*	3,150	112,298
OneMain Holdings, Inc.*	3,789	98,476
Total Financial		2,687,549

Communications - 6.5%
Verizon Communications, Inc.[1]	14,379	761,081
Juniper Networks, Inc.[1]	18,408	524,628
InterDigital, Inc.	3,483	265,230
ARRIS International plc*	8,793	225,892
ORBCOMM, Inc.*	15,100	153,718
AT&T, Inc.[1]	3,593	139,696
Viacom, Inc. — Class B1	4,499	138,614
Liberty Ventures*	2,290	124,210
Shenandoah Telecommunications Co.	3,354	113,365
Viavi Solutions, Inc.*	12,749	111,426
Total Communications		2,557,860

Energy - 4.7%
Exxon Mobil Corp.[1]	8,224	687,855
Valero Energy Corp.[1]	6,571	603,941
PBF Energy, Inc. — Class A	4,559	161,617
Williams Companies, Inc.[1]	4,262	129,948
First Solar, Inc.*	1,867	126,060
REX American Resources Corp.*,2	1,395	115,492
Total Energy		1,824,913

Utilities - 3.0%
AES Corp.	32,656	353,664
Portland General Electric Co.	7,579	345,451
PNM Resources, Inc.	8,271	334,562
El Paso Electric Co.	2,228	123,320
Total Utilities		1,156,997

Basic Materials - 0.3%
Huntsman Corp.	3,717	123,739

Total Common Stocks
(Cost $35,897,052)		38,263,818

MONEY MARKET FUND† - 5.0%
Invesco-Treasury Obligations Portfolio 0.00%[3]	1,945,267	1,945,267
Total Money Market Fund
(Cost $1,945,267)		1,945,267

SECURITIES LENDING COLLATERAL†,4 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[3]	270,351	270,351
Total Securities Lending Collateral
(Cost $270,351)		270,351

Total Investments - 103.4%
(Cost $38,112,670)		$40,479,436
Other Assets & Liabilities, net - (3.4)%		(1,341,615)
Total Net Assets - 100.0%		$39,137,821

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Gain (Loss)
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[5]	(1.03%)	At Maturity	05/31/19	$37,993,398	$(2,139,099)
OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[6]	1.78%	At Maturity	05/31/19	26,121,013	1,119,030

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[6]
Cisco Systems, Inc.	16,883	9.8%	$109,755
FedEx Corp.	2,194	6.9%	77,584
Aflac, Inc.	6,875	6.6%	74,080
Fluor Corp.	12,106	6.0%	67,490
Tyson Foods, Inc. — Class A	3,274	5.5%	61,687
Norfolk Southern Corp.	2,872	5.3%	59,281
Kroger Co.	12,547	5.2%	58,389
Carlisle Companies, Inc.	4,230	4.9%	55,316
General Mills, Inc.	8,083	4.8%	53,642
Prudential Financial, Inc.	4,549	4.7%	52,215
Discover Financial Services	3,048	4.6%	51,620
Chevron Corp.	5,202	4.4%	49,121
Allison Transmission Holdings, Inc.	6,198	3.7%	40,934
Ingredion, Inc.	1,584	3.5%	39,574
Dr Pepper Snapple Group, Inc.	4,380	3.3%	37,285
Genesee & Wyoming, Inc. — Class A*	6,186	3.3%	37,263
PACCAR, Inc.	6,849	3.0%	33,923
Microsoft Corp.	2,678	2.9%	32,273
Amgen, Inc.	3,438	2.9%	31,903
Biogen, Inc.*	940	2.7%	30,035
Marathon Petroleum Corp.	7,087	2.4%	27,190
AGCO Corp.	6,563	2.3%	26,117
Alphabet, Inc. — Class C*	217	2.2%	25,061
Lowe's Companies, Inc.	1,859	2.1%	23,451
Citigroup, Inc.	2,087	2.0%	22,907
JPMorgan Chase & Co.	1,899	2.0%	22,686
HollyFrontier Corp.	3,283	2.0%	22,433
WestRock Co.	6,016	2.0%	22,344
WW Grainger, Inc.	617	2.0%	22,110
Gilead Sciences, Inc.	7,873	1.8%	20,566
T-Mobile US, Inc.*	4,696	1.7%	18,818
LyondellBasell Industries N.V. — Class A	2,933	1.7%	18,774
Hubbell, Inc.	929	1.7%	18,631
Travelers Companies, Inc.	1,756	1.6%	18,085
FirstEnergy Corp.	13,086	1.6%	17,815
TE Connectivity Ltd.	1,159	1.6%	17,699
Ameren Corp.	7,170	1.6%	17,533
Cigna Corp.	561	1.5%	17,187
Lam Research Corp.	531	1.5%	16,845
Textron, Inc.	2,103	1.5%	16,698
Wells Fargo & Co.	2,059	1.5%	16,650
Molson Coors Brewing Co. — Class B	7,157	1.5%	16,486
L3 Technologies, Inc.	1,339	1.4%	16,223
Anthem, Inc.	504	1.4%	15,994
American Financial Group, Inc.	2,993	1.1%	12,673
Arconic, Inc.	6,250	1.0%	11,636
HRG Group, Inc.*	7,626	1.0%	11,588
Lions Gate Entertainment Corp. — Class A*	7,824	1.0%	11,117
Energizer Holdings, Inc.	9,700	0.9%	10,077
Ingersoll-Rand plc	3,130	0.9%	9,563
Abbott Laboratories	6,000	0.8%	9,082
Bank of New York Mellon Corp.	8,770	0.8%	8,878
eBay, Inc.*	3,597	0.7%	8,116
AbbVie, Inc.	3,054	0.7%	7,905
Kinder Morgan, Inc.	6,597	0.7%	7,799
AmerisourceBergen Corp. — Class A	2,016	0.7%	7,660
U.S. Bancorp	3,597	0.6%	6,173
Bill Barrett Corp.*	16,197	0.5%	5,251
Campbell Soup Co.	10,851	0.4%	4,976
Procter & Gamble Co.	1,259	0.4%	4,891
Amdocs Ltd.	1,947	0.1%	1,486
Oracle Corp.	3,581	0.1%	1,482
Fidelity National Information Services, Inc.	1,255	0.1%	1,131
Celgene Corp.*	3,152	0.1%	744
Charles River Laboratories International, Inc.*	1,114	0.1%	702
Dell Technologies Incorporated Class V — Class V*	3,114	0.0%	319
NextEra Energy, Inc.	1,191	0.0%	(361)
CenterPoint Energy, Inc.	19,499	-0.2%	(2,252)
Kimberly-Clark Corp.	1,394	-0.2%	(2,291)
Facebook, Inc. — Class A*	726	-0.2%	(2,485)
Telephone & Data Systems, Inc.	14,373	-0.4%	(4,290)
Western Union Co.	26,713	-0.5%	(6,005)
DXC Technology Co.	3,647	-0.7%	(7,449)
Allergan plc	980	-0.9%	(10,353)
Premier, Inc. — Class A*	4,058	-1.2%	(13,046)
VEREIT, Inc.	54,712	-1.3%	(14,902)
National Fuel Gas Co.	9,695	-1.8%	(19,930)
Edgewell Personal Care Co.*	6,123	-1.8%	(19,951)
Micron Technology, Inc.*	4,358	-2.0%	(22,257)
Versartis, Inc.*	65,144	-2.2%	(24,275)
Omnicom Group, Inc.	4,064	-3.6%	(40,182)
Owens & Minor, Inc.	5,953	-4.2%	(47,186)
Edison International	4,950	-4.3%	(47,679)
ATN International, Inc.	6,849	-6.5%	(73,287)
PG&E Corp.	10,433	-17.7%	(197,711)
Total Custom Basket of Long Securities			1,119,030

CUSTOM BASKET OF SHORT SECURITIES[5]
NewMarket Corp.	(547)	-1.6%	35,017
Sensient Technologies Corp.	(5,160)	-1.6%	34,689
Essex Property Trust, Inc.	(1,261)	-0.9%	19,157
Capitol Federal Financial, Inc.	(13,418)	-0.9%	18,961
FireEye, Inc.*	(8,170)	-0.8%	17,512
First Republic Bank	(1,623)	-0.8%	17,021
CareTrust REIT, Inc.	(5,995)	-0.7%	15,664
Terreno Realty Corp.	(12,042)	-0.7%	15,520
Autodesk, Inc.*	(1,492)	-0.7%	14,340

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Gain (Loss)

Hudson Pacific Properties, Inc.	(10,273)	-0.6%	$11,864
Royal Gold, Inc.	(5,677)	-0.5%	11,441
Semtech Corp.*	(3,996)	-0.5%	11,021
Education Realty Trust, Inc.	(3,545)	-0.5%	10,829
Chesapeake Energy Corp.*	(32,072)	-0.5%	10,234
Veeva Systems, Inc. — Class A*	(1,838)	-0.5%	10,151
NVIDIA Corp.	(435)	-0.4%	8,870
White Mountains Insurance Group Ltd.	(429)	-0.3%	7,046
Extraction Oil & Gas, Inc.*	(7,838)	-0.3%	6,662
Camden Property Trust	(4,771)	-0.3%	6,268
NorthStar Realty Europe Corp.	(7,834)	-0.3%	6,106
Red Hat, Inc.*	(1,189)	-0.3%	6,055
Exponent, Inc.	(2,054)	-0.2%	4,643
Vail Resorts, Inc.	(488)	-0.2%	4,588
ProAssurance Corp.	(1,901)	-0.2%	4,061
Healthcare Trust of America, Inc. — Class A	(7,543)	-0.1%	2,827
Public Storage	(527)	-0.1%	2,447
Cannae Holdings, Inc.*	(6,448)	-0.1%	1,874
CubeSmart	(4,462)	-0.1%	1,828
TransUnion*	(10,127)	-0.1%	1,803
Realty Income Corp.	(1,977)	-0.1%	1,656
NiSource, Inc.	(4,109)	-0.1%	1,151
Ultimate Software Group, Inc.*	(631)	0.0%	983
Aspen Insurance Holdings Ltd.	(2,770)	0.0%	953
Cabot Oil & Gas Corp. — Class A	(3,864)	0.0%	924
Healthcare Realty Trust, Inc.	(4,787)	0.0%	864
Balchem Corp.	(4,443)	0.0%	753
Equity LifeStyle Properties, Inc.	(4,999)	0.0%	750
Physicians Realty Trust	(6,550)	0.0%	684
American International Group, Inc.	(1,940)	0.0%	526
CoStar Group, Inc.*	(1,463)	0.0%	461
Rexford Industrial Realty, Inc.	(7,669)	0.0%	(73)
Extra Space Storage, Inc.	(1,283)	0.0%	(313)
Equinix, Inc.	(374)	0.0%	(764)
Tetra Tech, Inc.	(2,242)	0.1%	(1,153)
MSCI, Inc. — Class A	(3,545)	0.1%	(1,349)
Insperity, Inc.	(1,967)	0.1%	(1,587)
Dominion Energy, Inc.	(1,370)	0.1%	(1,637)
Jack in the Box, Inc.	(1,383)	0.1%	(1,857)
Ashland Global Holdings, Inc.	(2,469)	0.1%	(1,862)
Celanese Corp. — Class A	(1,246)	0.1%	(1,976)
Bio-Rad Laboratories, Inc. — Class A*	(731)	0.1%	(2,571)
GCP Applied Technologies, Inc.*	(3,787)	0.1%	(2,672)
American Homes 4 Rent — Class A	(11,129)	0.1%	(2,703)
Neogen Corp.*	(1,399)	0.1%	(2,753)
Kilroy Realty Corp.	(1,512)	0.1%	(2,764)
Macerich Co.	(2,235)	0.1%	(2,885)
RLI Corp.	(1,920)	0.1%	(2,970)
Weyerhaeuser Co.	(3,026)	0.2%	(3,235)
PTC, Inc.*	(3,973)	0.2%	(3,485)
Guidewire Software, Inc.*	(1,695)	0.2%	(4,482)
Tyler Technologies, Inc.*	(771)	0.2%	(4,669)
Universal Health Realty Income Trust	(2,529)	0.2%	(4,686)
CyrusOne, Inc.	(2,514)	0.2%	(4,775)
Flagstar Bancorp, Inc.*	(3,122)	0.2%	(4,780)
Martin Marietta Materials, Inc.	(1,375)	0.2%	(4,812)
IMAX Corp.*	(7,866)	0.2%	(4,830)
On Assignment, Inc.*	(2,497)	0.2%	(5,176)
Federal Realty Investment Trust	(843)	0.2%	(5,326)
National Instruments Corp.	(4,287)	0.3%	(5,572)
Jack Henry & Associates, Inc.	(1,160)	0.3%	(5,638)
EastGroup Properties, Inc.	(2,709)	0.3%	(5,820)
Interface, Inc. — Class A	(6,186)	0.3%	(5,834)
athenahealth, Inc.*	(1,463)	0.3%	(6,410)
WR Grace & Co.	(4,896)	0.3%	(6,858)
Ferro Corp.*	(6,980)	0.3%	(6,963)
Ecolab, Inc.	(3,778)	0.3%	(6,976)
Air Products & Chemicals, Inc.	(3,350)	0.3%	(7,409)
PennyMac Mortgage Investment Trust	(9,911)	0.4%	(7,629)
Sun Communities, Inc.	(4,810)	0.4%	(7,917)
PriceSmart, Inc.	(1,833)	0.4%	(7,988)
Douglas Emmett, Inc.	(2,756)	0.4%	(8,224)
Aspen Technology, Inc.*	(1,705)	0.4%	(9,174)
DexCom, Inc.*	(2,122)	0.4%	(9,315)
Albemarle Corp.	(3,557)	0.5%	(9,870)
Regency Centers Corp.	(1,655)	0.5%	(11,486)
CoreSite Realty Corp.	(1,689)	0.5%	(11,560)
salesforce.com, Inc.*	(1,082)	0.6%	(11,793)
American Tower Corp. — Class A	(1,226)	0.6%	(12,017)
Yum! Brands, Inc.	(2,285)	0.6%	(12,049)
MarketAxess Holdings, Inc.	(1,098)	0.6%	(12,096)
Vulcan Materials Co.	(2,915)	0.6%	(12,098)
Alliant Energy Corp.	(10,916)	0.6%	(12,158)
Nike, Inc. — Class B	(3,384)	0.6%	(12,372)
Dril-Quip, Inc.*	(3,566)	0.6%	(12,517)
WD-40 Co.	(1,064)	0.6%	(12,900)
Atmos Energy Corp.	(6,019)	0.6%	(12,952)
Blackbaud, Inc.	(1,125)	0.6%	(13,125)
Rayonier, Inc.	(3,650)	0.6%	(13,235)
Crown Castle International Corp.	(1,920)	0.6%	(13,394)
SEI Investments Co.	(2,645)	0.7%	(14,077)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Unrealized Loss

Bio-Techne Corp.	(1,464)	0.7%	$(15,431)
First Industrial Realty Trust, Inc.	(7,617)	0.7%	(15,795)
First Midwest Bancorp, Inc.	(8,448)	0.8%	(16,251)
PolyOne Corp.	(3,191)	0.8%	(16,847)
Investors Bancorp, Inc.	(20,289)	0.8%	(17,428)
People's United Financial, Inc.	(20,491)	0.8%	(17,844)
Boston Properties, Inc.	(2,569)	0.8%	(17,938)
Cadence Design Systems, Inc.*	(2,679)	0.8%	(17,952)
Ally Financial, Inc.	(7,144)	0.9%	(18,555)
Spire, Inc.	(4,304)	0.9%	(19,350)
Team, Inc.*	(12,327)	0.9%	(19,442)
Alexandria Real Estate Equities, Inc.	(1,425)	0.9%	(19,621)
Ingevity Corp.*	(1,813)	0.9%	(19,742)
Nabors Industries Ltd.	(19,478)	0.9%	(19,933)
Howard Hughes Corp.*	(1,600)	0.9%	(20,222)
Five Below, Inc.*	(1,876)	1.0%	(20,804)
LendingTree, Inc.*	(394)	1.0%	(21,102)
Pool Corp.	(2,051)	1.0%	(21,786)
RSP Permian, Inc.*	(4,911)	1.0%	(22,162)
McDonald's Corp.	(2,295)	1.1%	(23,582)
Cintas Corp.	(3,694)	1.1%	(24,443)
Weatherford International plc*	(33,078)	1.2%	(25,354)
Adobe Systems, Inc.*	(866)	1.2%	(25,608)
John Bean Technologies Corp.	(1,053)	1.2%	(26,067)
Rollins, Inc.	(12,346)	1.3%	(26,890)
FactSet Research Systems, Inc.	(2,660)	1.3%	(27,319)
Atlassian Corporation plc — Class A*	(2,855)	1.3%	(27,513)
Parsley Energy, Inc. — Class A*	(6,928)	1.3%	(27,770)
Verisk Analytics, Inc. — Class A*	(6,015)	1.3%	(27,931)
Aqua America, Inc.	(4,506)	1.3%	(27,995)
Tanger Factory Outlet Centers, Inc.	(16,128)	1.3%	(28,194)
SBA Communications Corp.*	(1,854)	1.4%	(30,117)
Carpenter Technology Corp.	(5,882)	1.4%	(30,819)
Callon Petroleum Co.*	(15,192)	1.5%	(31,061)
WisdomTree Investments, Inc.	(21,414)	1.5%	(31,538)
DCT Industrial Trust, Inc.	(6,236)	1.5%	(31,578)
Bottomline Technologies de, Inc.*	(3,345)	1.5%	(31,630)
Take-Two Interactive Software, Inc.*	(1,158)	1.7%	(36,284)
Matador Resources Co.*	(4,986)	1.7%	(36,617)
TopBuild Corp.*	(1,765)	1.8%	(38,842)
Covanta Holding Corp.	(19,017)	1.8%	(39,358)
Moody's Corp.	(2,150)	1.8%	(39,472)
Ollie's Bargain Outlet Holdings, Inc.*	(3,234)	1.9%	(40,215)
Commercial Metals Co.	(13,163)	1.9%	(40,946)
Scotts Miracle-Gro Co. — Class A	(2,782)	1.9%	(41,172)
Healthcare Services Group, Inc.	(11,321)	2.0%	(41,778)
Cognex Corp.	(2,873)	2.0%	(42,654)
CME Group, Inc. — Class A	(1,566)	2.0%	(42,675)
S&P Global, Inc.	(2,648)	2.1%	(43,862)
Trex Company, Inc.*	(1,283)	2.1%	(43,946)
Eaton Vance Corp.	(5,020)	2.1%	(44,349)
International Flavors & Fragrances, Inc.	(3,331)	2.4%	(50,463)
Monolithic Power Systems, Inc.	(3,679)	2.4%	(52,125)
Goldman Sachs Group, Inc.	(1,616)	2.5%	(52,600)
FMC Corp.	(2,894)	2.5%	(53,992)
Allegheny Technologies, Inc.*	(7,619)	2.7%	(57,093)
Compass Minerals International, Inc.	(7,368)	2.7%	(58,381)
Southern Copper Corp.	(11,379)	2.8%	(58,830)
Cboe Global Markets, Inc.	(4,760)	2.8%	(59,650)
Diamondback Energy, Inc.*	(2,459)	3.3%	(71,146)
Copart, Inc.*	(15,703)	5.5%	(117,668)
Total Custom Basket of Short Securities			(2,139,099)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity swap collateral at December 31, 2017.
[2]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[3]	Rate indicated is the 7 day yield as of December 31, 2017.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[6]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,263,818	$—	$—	$—	$38,263,818
Money Market Fund	1,945,267	—	—	—	1,945,267
Custom Basket Swap Agreements	—	—	1,119,030	—	1,119,030
Securities Lending Collateral	270,351	—	—	—	270,351
Total Assets	$40,479,436	$—	$1,119,030	$—	$41,598,466

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements	$—	$—	$2,139,099	$—	$2,139,099

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income
Exchange-Traded Fund
Guggenheim S&P 500 Equal Weight ETF	$—	$1,552,909	$(1,565,020)	$12,111	$—	$—	—	$—
Mutual Funds
Guggenheim Strategy Fund I	815,870	5,613	(823,445)	3,126	(1,164)	—	—	5,677
Guggenheim Strategy Fund II	11,306	102	(11,431)	35	(12)	—	—	104
	$827,176	$1,558,624	$(2,399,896)	$15,272	$(1,176)	$—		$5,781

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $256,749 of securities loaned (cost $38,112,670)	$40,479,436
Unrealized appreciation on swap agreements	1,119,030
Receivables:
Fund shares sold	64,920
Dividends	30,138
Securities lending income	1,667
Total assets	41,695,191

Liabilities:
Overdraft due to custodian bank	3,032
Unrealized depreciation on swap agreements	2,139,099
Payable for:
Return of securities loaned	270,351
Swap settlement	44,186
Management fees	29,190
Investor service fees	8,127
Fund shares redeemed	7,147
Transfer agent and administrative fees	3,251
Portfolio accounting fees	3,251
Miscellaneous	49,736
Total liabilities	2,557,370
Commitments and contingent liabilities (Note 12)	—
Net assets	$39,137,821

Net assets consist of:
Paid in capital	$33,516,069
Undistributed net investment income	3,933
Accumulated net realized gain on investments	4,271,122
Net unrealized appreciation on investments	1,346,697
Net assets	$39,137,821
Capital shares outstanding	2,224,692
Net asset value per share	$17.59

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers after Dividends (net of foreign withholding tax of $576)	$468,876
Dividends from securities of affiliated issuers	5,781
Interest	11,688
Income from securities lending, net	7,226
Total investment income	493,571

Expenses:
Management fees	304,714
Investor service fees	84,643
Transfer agent and administrative fees	33,857
Short sales dividend expense	58,194
Professional fees	46,377
Portfolio accounting fees	33,857
Custodian fees	5,786
Trustees’ fees*	4,212
Miscellaneous	30,976
Total expenses	602,616
Less:
Expenses waived by Adviser	(68)
Net expenses	602,548
Net investment income	(108,977)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,952,659
Investments in affiliated issuers	15,272
Swap agreements	1,183,416
Futures contracts	209
Securities sold short	(487,633)
Net realized gain	5,663,923
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	450,314
Investments in affiliated issuers	(1,176)
Securities sold short	(90,982)
Swap agreements	(1,020,069)
Futures contracts	(1,842)
Net change in unrealized appreciation (depreciation)	(663,755)
Net realized and unrealized gain	5,000,168
Net increase in net assets resulting from operations	$4,891,191

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$(108,977)	$13,980
Net realized gain (loss) on investments	5,663,923	(682,532)
Net change in unrealized appreciation (depreciation) on investments	(663,755)	512,878
Net increase (decrease) in net assets resulting from operations	4,891,191	(155,674)

Distributions to shareholders from:
Net investment income	(126,120)	—
Total distributions to shareholders	(126,120)	—

Capital share transactions:
Proceeds from sale of shares	10,449,559	12,618,096
Distributions reinvested	126,120	—
Cost of shares redeemed	(8,089,622)	(19,695,322)
Net increase (decrease) from capital share transactions	2,486,057	(7,077,226)
Net increase (decrease) in net assets	7,251,128	(7,232,900)

Net assets:
Beginning of year	31,886,693	39,119,593
End of year	$39,137,821	$31,886,693
Undistributed net investment income at end of year	$3,933	$35,125

Capital share activity:
Shares sold	649,140	841,745
Shares issued from reinvestment of distributions	7,922	—
Shares redeemed	(506,416)	(1,329,016)
Net increase (decrease) in shares	150,646	(487,271)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$15.37	$15.27	$15.08	$14.67	$12.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.01	(.11)	(.09)	(.14)
Net gain (loss) on investments (realized and unrealized)	2.33	.09	.30	.50	2.32
Total from investment operations	2.28	.10	.19	.41	2.18
Less distributions from:
Net investment income	(.06)	—	—	—	(—)[b]
Total distributions	(.06)	—	—	—	(—)[b]
Net asset value, end of period	$17.59	$15.37	$15.27	$15.08	$14.67

Total Return[c]	14.85%	0.65%	1.26%	2.79%	17.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,138	$31,887	$39,120	$30,041	$45,295
Ratios to average net assets:
Net investment income (loss)	(0.32%)	0.04%	(0.71%)	(0.63%)	(1.05%)
Total expenses[d,f]	1.78%	2.22%	2.28%	2.12%	2.28%
Net expenses	1.78%[e]	2.22%	2.28%	2.12%	2.28%
Portfolio turnover rate	258%	239%	244%	316%	292%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the years ended December 31 would be:

2017	2016	2015	2014	2013
1.61%	1.56%	1.51%	1.57%	1.62%

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2017, the Global Managed Futures Strategy Fund returned 8.71%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 0.86%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of the Guggenheim Strategy Funds.

In addition to its benchmark, the Fund outperformed the SG CTA Index for the year, which posted a return of 2.48%. Compared to traditional markets, the Fund outperformed investment grade bonds but underperformed U.S. equities. The Bloomberg Barclays U.S. Aggregate Bond Index rallied 3.54% while the S&P 500 Index jumped 21.83%.

Year-to-date, equities were the sole positive contributor to the Fund’s performance, while positions in currencies, commodities, and fixed income detracted from returns. Positions in the Dow Jones Industrial Average, the Hang Seng, and the TOPIX all contributed to the Fund’s strong returns, as equity markets rallied in 2017, supported by synchronized global economic growth, strong employment data, and cyclical industries continuing to post strong earnings. The Fund’s positions in Australian short-term government debt and the Japanese yen detracted from returns, along with energy-related positions. The Reserve Bank of Australia chose not to raise its cash-reserve rate in 2017, citing poor wage growth and high household debt, and the Japanese yen appreciated vs. the U.S. dollar due uncertainty with the Trump administration’s fiscal policies, as well as escalating tensions with North Korea.

Entering the first quarter of 2018, the Fund is net long equities, currencies and commodities, while being net short fixed income. Within equities, the Fund’s largest geographical exposure is to the U.S. The Fund’s net short exposure to fixed income is largely due to positions in the U.S., specifically short-term U.S. Treasurys, due to the recent uptick in yields and the Federal Reserve’s anticipated rate hikes in 2018. In terms of commodities, the Fund is generally net short grains and softs, and net long industrial metals, precious metals, energy, and livestock. The Fund is generally short the U.S. dollar with regard to its currency holdings.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of Fund performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	39.9%
Guggenheim Strategy Fund II	22.6%
Guggenheim Strategy Fund I	12.1%
Guggenheim Strategy Fund III	11.0%
Total	85.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	Since Inception (11/07/08)
Global Managed Futures Strategy Fund	8.71%	0.96%	(2.93%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86%	0.27%	0.21%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

20 | THE RYDEX FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2017
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 85.6%
Guggenheim Variable Insurance Strategy Fund III[1]	234,870	$5,897,587
Guggenheim Strategy Fund II1	133,942	3,349,880
Guggenheim Strategy Fund I1	71,271	1,786,058
Guggenheim Strategy Fund III[1]	65,033	1,627,129
Total Mutual Funds
(Cost $12,563,717)		12,660,654

	Face Amount

U.S. TREASURY BILLS†† - 8.4%
U.S. Treasury Bill
1.31% due 04/19/18[2,3,4]	$1,250,000	1,244,817
Total U.S. Treasury Bills
(Cost $1,245,032)		1,244,817
REPURCHASE AGREEMENTS††,5 - 4.2%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	402,839	402,839
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	214,997	214,997
Total Repurchase Agreements
(Cost $617,836)		617,836

Total Investments - 98.2%
(Cost $14,426,585)		$14,523,307
Other Assets & Liabilities, net - 1.8%		268,162
Total Net Assets - 100.0%		$14,791,469

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Commodity Futures Contracts Purchased†
Low Sulphur Gas Oil Futures Contracts	9	Feb 2018	$541,575	$32,366
Brent Crude Futures Contracts	8	Mar 2018	532,960	25,978
NY Harbor ULSD Futures Contracts	3	Feb 2018	260,014	19,238
WTI Crude Futures Contracts	4	Feb 2018	240,520	14,045
LME Zinc Futures Contracts	4	Feb 2018	332,850	11,241
Copper Futures Contracts	3	Mar 2018	246,862	9,441
Cotton #2 Futures Contracts	7	Mar 2018	274,750	8,219
Gold 100 oz. Futures Contracts	7	Feb 2018	913,850	4,511
LME Primary Aluminum Futures Contracts	2	Feb 2018	113,337	3,746
Lean Hogs Futures Contracts	2	Feb 2018	57,280	(177)
LME Lead Futures Contracts	3	Feb 2018	186,379	(3,059)
Live Cattle Futures Contracts	4	Feb 2018	194,600	(8,654)
			$3,894,977	$116,895
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	17	Mar 2018	$2,103,155	$32,930
MSCI EAFE Index Mini Futures Contracts	6	Mar 2018	613,830	16,220
Hang Seng Index Futures Contracts††	4	Jan 2018	765,802	15,836
Tokyo Stock Price Index Futures Contracts	5	Mar 2018	808,226	15,790
MSCI EAFE Index Mini Futures Contracts	4	Mar 2018	232,740	12,254
S&P MidCap 400 Index Mini Futures Contracts	3	Mar 2018	570,720	5,786
NASDAQ-100 Index Mini Futures Contracts	14	Mar 2018	1,794,870	4,139
S&P/TSX 60 IX Index Futures Contracts	8	Mar 2018	1,218,845	3,680
S&P 500 Index Mini Futures Contracts	7	Mar 2018	937,213	3,127
MSCI Taiwan Stock Index Futures Contracts	4	Jan 2018	156,760	1,986
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2018	202,156	1,920
FTSE/JSE TOP 40 Index Futures Contracts††	5	Mar 2018	212,256	1,789
Russell 2000 Index Mini Futures Contracts	2	Mar 2018	153,710	1,777
OMX Stockholm 30 Index Futures Contracts††	2	Jan 2018	38,341	(520)
SPI 200 Index Futures Contracts††	10	Mar 2018	1,174,060	(1,908)
CAC 40 10 Euro Index Futures Contracts	8	Jan 2018	508,602	(7,850)
Amsterdam Index Futures Contracts	7	Jan 2018	913,149	(11,536)
Euro STOXX 50 Index Futures Contracts	25	Mar 2018	1,044,391	(31,604)
			$13,448,826	$63,816

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Currency Futures Contracts Purchased†
Euro Futures Contracts	13	Mar 2018	$1,958,531	$26,280
British Pound Futures Contracts	33	Mar 2018	2,791,182	21,607
Canadian Dollar Futures Contracts	7	Mar 2018	557,410	2,894
			$5,307,123	$50,781
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	4	Mar 2018	$669,875	$10,196
U.S. Treasury Long Bond Futures Contracts	5	Mar 2018	764,531	3,778
Long Gilt Futures Contracts††	5	Mar 2018	845,405	3,638
Australian Government 10 Year Bond Futures Contracts††	8	Mar 2018	804,869	1,053
Euro - Bund Futures Contracts	13	Mar 2018	2,523,575	785
Euro - BTP Italian Government Bond Futures Contracts††	11	Mar 2018	1,798,272	(6,855)
Euro - OATS Futures Contracts††	25	Mar 2018	4,660,768	(10,760)
Euro - Schatz Futures Contracts	105	Mar 2018	14,106,659	(13,271)
			$26,173,954	$(11,436)
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 2 Year Note Futures Contracts	51	Mar 2018	$10,918,781	$23,703
U.S. Treasury 5 Year Note Futures Contracts	54	Mar 2018	6,271,594	18,030
Australian Government 3 Year Bond Futures Contracts††	46	Mar 2018	3,984,752	9,046
Canadian Government 10 Year Bond Futures Contracts††	39	Mar 2018	4,180,776	8,937
U.S. Treasury 10 Year Note Futures Contracts	45	Mar 2018	5,580,000	2,516
Euro - Bobl Futures Contracts	13	Mar 2018	2,052,705	663
			$32,988,608	$62,895
Commodity Futures Contracts Sold Short†
Hard Red Winter Wheat Futures Contracts	22	Mar 2018	$470,250	$11,942
Corn Futures Contracts	36	Mar 2018	631,800	11,816
Wheat Futures Contracts	16	Mar 2018	341,800	8,436
Soybean Futures Contracts	8	Mar 2018	385,000	7,369
Coffee 'C' Futures Contracts	9	Mar 2018	425,925	7,156
Soybean Meal Futures Contracts	5	Mar 2018	158,600	3,987
Soybean Oil Futures Contracts	14	Mar 2018	278,880	1,051
Cocoa Futures Contracts	7	Mar 2018	132,160	242
Platinum Futures Contracts	1	Apr 2018	46,705	(2,730)
Sugar #11 Futures Contracts	9	Mar 2018	152,712	(9,521)
Silver Futures Contracts	4	Mar 2018	340,100	(15,806)
Natural Gas Futures Contracts	8	Feb 2018	236,080	(17,412)
			$3,600,012	$6,530
Currency Futures Contracts Sold Short†
Mexican Peso Futures Contracts	26	Mar 2018	$651,950	$4,876
Japanese Yen Futures Contracts	7	Mar 2018	779,319	(1,399)
New Zealand Dollar Futures Contracts	3	Mar 2018	212,430	(3,127)
			$1,643,699	$350
Equity Futures Contracts Sold Short†
H-Shares Index Futures Contracts††	2	Jan 2018	$149,750	$(258)
FTSE 100 Index Futures Contracts††	1	Mar 2018	101,854	(920)
			$251,604	$(1,178)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
GLOBAL MANAGED FUTURES STRATEGY FUND

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts	$—	$180,784	$—	$—	$—	$180,784
Currency Futures Contracts	—	55,657	—	—	—	55,657
Equity Futures Contracts	—	99,609	—	17,625	—	117,234
Interest Rate Futures Contracts	—	59,671	—	22,674	—	82,345
Mutual Funds	12,660,654	—	—	—	—	12,660,654
Repurchase Agreement	—	—	617,836	—	—	617,836
U.S. Treasury Bills	—	—	1,244,817	—	—	1,244,817
Total Assets	$12,660,654	$395,721	$1,862,653	$40,299	$—	$14,959,327

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts	$—	$57,359	$—	$—	$—	$57,359
Currency Futures Contracts	—	4,526	—	—	—	4,526
Equity Futures Contracts	—	50,990	—	3,606	—	54,596
Interest Rate Futures Contracts	—	13,271	—	17,615	—	30,886
Total Liabilities	$—	$126,146	$—	$21,221	$—	$147,367

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$1,844,999	$36,729	$(100,000)	$157	$4,173	$1,786,058	71,271	$36,114	$675
Guggenheim Strategy Fund II	3,259,746	82,326	—	—	7,808	3,349,880	133,942	80,719	1,782
Guggenheim Strategy Fund III	1,579,470	44,493	—	—	3,166	1,627,129	65,033	44,236	396
Guggenheim Variable Insurance Strategy Fund III	5,720,965	158,123	—	—	18,499	5,897,587	234,870	158,582
	$12,405,180	$321,671	$(100,000)	$157	$33,646	$12,660,654		$319,651	$2,853

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $1,245,032)	$1,244,817
Investments in affiliated issuers, at value (cost $12,563,717)	12,660,654
Repurchase agreements, at value (cost $617,836)	617,836
Cash	1,832
Segregated cash with broker	379,269
Receivables:
Dividends	21,871
Fund shares sold	2,815
Interest	73
Total assets	14,929,167

Liabilities:
Payable for:
Variation margin	64,945
Securities purchased	22,523
Management fees	11,450
Fund shares redeemed	6,573
Investor service fees	3,186
Portfolio accounting fees	1,274
Transfer agent and administrative fees	1,274
Miscellaneous	26,473
Total liabilities	137,698
Commitments and contingent liabilities (Note 12)	—
Net assets	$14,791,469

Net assets consist of:
Paid in capital	$15,193,790
Distributions in excess of net investment income	(508,263)
Accumulated net realized loss on investments and foreign currency	(279,197)
Net unrealized appreciation on investments and foreign currency	385,139
Net assets	$14,791,469
Capital shares outstanding	867,086
Net asset value per share	$17.06

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$319,651
Interest	19,421
Total investment income	339,072

Expenses:
Management fees	143,409
Investor service fees	37,890
Transfer agent and administrative fees	15,156
Professional fees	20,325
Portfolio accounting fees	15,156
Custodian fees	2,671
Trustees’ fees*	1,866
Miscellaneous	19,545
Total expenses	256,018
Less:
Expenses waived by Adviser	(7,030)
Net expenses	248,988
Net investment income	90,084

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4
Investments in affiliated issuers	157
Futures contracts	1,163,585
Foreign currency transactions	3,270
Distributions received from affiliated investment company shares	2,853
Net realized gain	1,169,869
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(258)
Investments in affiliated issuers	33,646
Futures contracts	(51,406)
Foreign currency translations	(526)
Net change in unrealized appreciation (depreciation)	(18,544)
Net realized and unrealized gain	1,151,325
Net increase in net assets resulting from operations	$1,241,409

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$90,084	$49,533
Net realized gain (loss) on investments	1,169,869	(2,714,289)
Net change in unrealized appreciation (depreciation) on investments	(18,544)	162,737
Net increase (decrease) in net assets resulting from operations	1,241,409	(2,502,019)

Distributions to shareholders from:
Net investment income	(224,098)	(581,108)
Total distributions to shareholders	(224,098)	(581,108)

Capital share transactions:
Proceeds from sale of shares	3,928,863	6,476,564
Distributions reinvested	224,098	581,108
Cost of shares redeemed	(5,160,335)	(6,728,763)
Net increase (decrease) from capital share transactions	(1,007,374)	328,909
Net increase (decrease) in net assets	9,937	(2,754,218)

Net assets:
Beginning of year	14,781,532	17,535,750
End of year	$14,791,469	$14,781,532
Distributions in excess of net investment income at end of year	$(508,263)	$(284,165)

Capital share activity:
Shares sold	241,110	367,879
Shares issued from reinvestment of distributions	14,192	33,844
Shares redeemed	(316,195)	(376,902)
Net increase (decrease) in shares	(60,893)	24,821

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$15.93	$19.42	$20.89	$18.60	$18.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.06	(.07)	(.12)	(.29)
Net gain (loss) on investments (realized and unrealized)	1.27	(2.88)	(.25)	2.41	.74
Total from investment operations	1.37	(2.82)	(.32)	2.29	.45
Less distributions from:
Net investment income	(.24)	(.67)	(.48)	—	—
Net realized gains	—	—	(.67)	—	—
Total distributions	(.24)	(.67)	(1.15)	—	—
Net asset value, end of period	$17.06	$15.93	$19.42	$20.89	$18.60

Total Return[b]	8.71%	(14.77%)	(1.55%)	12.08%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,791	$14,782	$17,536	$11,433	$9,231
Ratios to average net assets:
Net investment income (loss)	0.59%	0.32%	(0.35%)	(0.67%)	(1.60%)
Total expenses[c]	1.69%	1.69%	1.65%	1.67%	1.76%
Net expenses[d]	1.64%	1.62%	1.57%	1.60%	1.64%
Portfolio turnover rate	1%	39%	33%	43%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2017 was the eighth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range. Risk is calculated as the annualized daily standard deviation of the NAV per share of the Fund.

The Fund produced a return of 3.67% with annualized risk* of 2.7%. The Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 62% and -27%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned 5.99% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 68% with the S&P 500 Index in 2017. Since the Fund changed its investment objective (starting August 1, 2009) it has outperformed the HFRX Global Hedge Fund Index by more than 10% (roughly 1.0% annualized), net of fees, while doing so with lower correlation to equity markets.

Four of the five hedge fund strategies used within the Fund contributed positively to gross Fund returns in 2017. The final strategy did not receive an allocation throughout the year, so it did not contribute. During the year, derivatives were used within the Global Macro strategy and for the equity market hedge. Overall the use of derivatives contributed positively to Fund performance for the year.

The Equity Market Neutral (MNRE)strategies contributed 0.39% to gross Fund returns. The Market Neutral models detracted -0.14% while the Closed-end Fund Arbitrage model contributed 0.53%.

The Fixed Income strategies did not contribute during 2017; both the U.S. Treasury Flattener and the High Yield Credit Spread strategies are tactical and neither was attractive throughout the year.

The Global Macro strategies contributed 1.45%. Within Global Macro, the Managed Futures models contributed 0.74%. The Volatility Arbitrage model contributed 0.31%.

The Merger Arbitrage (MRGR) strategy contributed 1.51%.

The Long/Short Equity (SMQLS) strategies contributed 2.60% to gross Fund returns. Long/Short Equity strategies contributed 2.62%, while the Tactical Size model detracted -0.01% in 2017.

For the first eight months of the year, an equity market hedge was used explicitly to bring the Fund’s forecast risk characteristics in-line with its objectives, which resulted in a -0.69% contribution to gross Fund returns.

Strategy funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short term investments.

Performance displayed represents past performance which is no guarantee of future results.

*	Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	9.2%
Guggenheim Strategy Fund III	9.2%
Guggenheim Strategy Fund II	8.6%
Guggenheim Strategy Fund I	4.6%
NXP Semiconductor N.V.	2.8%
General Cable Corp.	1.3%
Sigma Designs, Inc.	1.3%
Cavium, Inc.	1.3%
Silver Spring Networks, Inc.	1.2%
Clifton Bancorp, Inc.	1.1%
Top Ten Total	40.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	3.67%	2.25%	(0.14%)
S&P 500 Index	21.83%	15.79%	8.50%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86%	0.27%	0.39%
HFRX Global Hedge Fund Index	5.99%	2.12%	(0.41%)

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 26.0%

Technology - 8.1%
NXP Semiconductor N.V.*	10,504	$1,229,913
Sigma Designs, Inc.*,9	80,584	560,059
Cavium, Inc.*,9	6,618	554,787
Silver Spring Networks, Inc.*,9	32,511	527,979
Xcerra Corp.*,9	25,285	247,540
IXYS Corp.*,9	10,085	241,536
Dell Technologies Incorporated Class V — Class V*,9	2,190	178,003
Total Technology		3,539,817

Consumer, Non-cyclical - 4.5%
Capella Education Co.[9]	5,504	426,009
Almost Family, Inc.*	7,000	387,450
Becton Dickinson and Co.	1,255	268,652
Akorn, Inc.*,9	7,811	251,749
Entellus Medical, Inc.*,1	9,598	234,095
MoneyGram International, Inc.*,9	10,733	141,461
Bob Evans Farms, Inc.[9]	1,625	128,082
NxStage Medical, Inc.*,9	4,860	117,758
Total Consumer, Non-cyclical		1,955,256

Industrial - 2.9%
General Cable Corp.[9]	18,993	562,193
Orbital ATK, Inc.[9]	2,974	391,081
Rockwell Collins, Inc.[9]	1,247	169,118
Sparton Corp.*,9	5,287	121,918
Colfax Corp.*	1,144	45,325
Total Industrial		1,289,635

Consumer, Cyclical - 2.3%
HSN, Inc.[9]	9,947	401,361
Pinnacle Entertainment, Inc.*,9	11,483	375,839
Buffalo Wild Wings, Inc.*,9	1,516	237,027
Total Consumer, Cyclical		1,014,227

Communications - 2.1%
Time Warner, Inc.[9]	3,318	303,497
Hawaiian Telcom Holdco, Inc.*,9	6,191	191,054
Scripps Networks Interactive, Inc. — Class A9	1,960	167,345
Tribune Media Co. — Class A9	3,131	132,974
General Communication, Inc. — Class A*,9	2,843	110,934
Symantec Corp.	1,687	47,337
Total Communications		953,141

Utilities - 2.2%
Dynegy, Inc.*,9	36,162	428,520
WGL Holdings, Inc.[9]	3,198	274,516
Avista Corp.[9]	2,407	123,936
Calpine Corp.*,9	8,038	121,615
Total Utilities		948,587

Financial - 2.2%
Clifton Bancorp, Inc.[9]	27,074	462,965
Xenith Bankshares, Inc.*,9	4,768	161,301
Bear State Financial, Inc.[9]	11,710	119,793
Atlantic Coast Financial Corp.*,9	7,697	72,583
Hartford Financial Services Group, Inc.[9]	813	45,756
Genworth Financial, Inc. — Class A*	13,429	41,764
Paragon Commercial Corp.*	620	32,990
MainSource Financial Group, Inc.	138	5,011
Total Financial		942,163

Basic Materials - 1.7%
Monsanto Co.[9]	3,815	445,516
Calgon Carbon Corp.[9]	12,332	262,671
Deltic Timber Corp.	340	31,127
Total Basic Materials		739,314

Total Common Stocks
(Cost $11,054,568)		11,382,140

RIGHTS†† - 0.0%
Dividend and Income Fund
Expires 01/31/18*	13,152	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 31.6%
Guggenheim Variable Insurance Strategy Fund III[2]	160,607	4,032,835
Guggenheim Strategy Fund III[2]	161,102	4,030,761
Guggenheim Strategy Fund II2	149,629	3,742,223
Guggenheim Strategy Fund I2	80,838	2,025,802
Total Mutual Funds
(Cost $13,836,594)		13,831,621

CLOSED-END FUNDS† - 9.1%
Dividend and Income Fund	14,074	189,014
RMR Real Estate Income Fund	9,747	186,070
Central Securities Corp.	6,675	182,895
General American Investors Company, Inc.	5,171	177,882
Boulder Growth & Income Fund, Inc.	13,964	154,861
Eagle Growth & Income Opportunities Fund	3,556	58,852
Adams Natural Resources Fund, Inc.	2,078	41,228
Herzfeld Caribbean Basin Fund, Inc.	4,698	33,591
GDL Fund	3,253	31,652
Adams Diversified Equity Fund, Inc.	2,063	31,007
Nuveen Connecticut Quality Municipal Income Fund	2,418	28,823
Templeton Dragon Fund, Inc.	1,267	27,253
Gabelli Healthcare & WellnessRx Trust	2,613	26,992
Cushing Energy Income Fund	2,846	26,638
Mexico Fund, Inc.	1,670	26,303
Nuveen New Jersey Quality Municipal Income Fund	1,916	26,230
CBRE Clarion Global Real Estate Income Fund	3,238	25,645

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Latin American Discovery Fund, Inc.	2,220	$25,574
Western Asset Emerging Markets Debt Fund, Inc.	1,632	25,378
Morgan Stanley Asia-Pacific Fund, Inc.	1,375	25,300
BlackRock Resources & Commodities Strategy Trust	2,575	25,158
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,242	24,963
Principal Real Estate Income Fund	1,443	24,805
Morgan Stanley Emerging Markets Fund, Inc.	1,382	24,724
Sprott Focus Trust, Inc.	3,098	24,536
Macquarie Global Infrastructure Total Return Fund, Inc.	939	24,207
Franklin Universal Trust	3,366	24,134
Mexico Equity & Income Fund, Inc.	2,346	24,070
Brookfield Global Listed Infrastructure Income Fund, Inc.	1,852	23,946
Alpine Global Premier Properties Fund	3,546	23,900
Lazard Global Total Return and Income Fund, Inc.	1,320	23,760
First Trust Aberdeen Global Opportunity Income Fund	2,037	23,751
Western Asset/Claymore Inflation-Linked Securities & Income Fund[2]	2,000	23,580
Templeton Emerging Markets Fund/United States	1,434	23,532
BlackRock Energy and Resources Trust	1,654	23,454
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[2]	2,049	23,400
Western Asset Global High Income Fund, Inc.[1]	2,285	23,353
Prudential Global Short Duration High Yield Fund, Inc.	1,618	23,315
Eaton Vance Michigan Municipal Bond Fund	1,729	23,272
Duff & Phelps Global Utility Income Fund, Inc.	1,493	23,171
Neuberger Berman High Yield Strategies Fund, Inc.	1,964	23,097
Clough Global Opportunities Fund	2,116	23,022
Voya Asia Pacific High Dividend Equity Income Fund	2,195	23,004
Royce Micro-Capital Trust, Inc.	2,431	22,961
Taiwan Fund, Inc.	1,100	22,957
Nuveen Real Asset Income and Growth Fund	1,286	22,891
Morgan Stanley Emerging Markets Debt Fund, Inc.	2,292	22,874
Bancroft Fund Ltd.[9]	1,051	22,870
India Fund, Inc.[1]	875	22,855
Central and Eastern Europe Fund, Inc.	937	22,853
Tri-Continental Corp.[9]	848	22,845
Aberdeen Latin America Equity Fund, Inc.	852	22,765
European Equity Fund, Inc.	2,289	22,753
Eaton Vance Limited Duration Income Fund	1,663	22,700
Invesco High Income Trust II	1,540	22,653
Liberty All Star Equity Fund	3,595	22,649
Cohen & Steers REIT and Preferred Income Fund, Inc.	1,064	22,631
First Trust Aberdeen Emerging Opportunity Fund	1,386	22,620
Alpine Total Dynamic Dividend Fund	2,388	22,614
Lazard World Dividend & Income Fund, Inc.	1,944	22,609
Prudential Short Duration High Yield Fund, Inc.	1,524	22,510
Asia Tigers Fund, Inc.	1,816	22,464
Swiss Helvetia Fund, Inc.	1,760	22,458
Western Asset High Income Opportunity Fund, Inc.	4,425	22,435
Source Capital, Inc.	550	22,418
Alpine Global Dynamic Dividend Fund	2,068	22,417
Clough Global Dividend and Income Fund	1,678	22,385
Templeton Emerging Markets Income Fund	2,001	22,351
LMP Capital and Income Fund, Inc.	1,602	22,348
China Fund, Inc.	1,032	22,343
First Trust High Income Long/Short Fund	1,348	22,323
Nuveen Global High Income Fund	1,320	22,321
Cohen & Steers Global Income Builder, Inc.	2,258	22,309
Clough Global Equity Fund	1,668	22,301
Gabelli Global Utility & Income Trust[1]	1,045	22,258
BlackRock Enhanced Equity Dividend Trust	2,411	22,254
Aberdeen Greater China Fund, Inc.	1,787	22,248
Advent Claymore Convertible Securities and Income Fund[2]	1,399	22,216
Wells Fargo Income Opportunities Fund	2,639	22,168
Nuveen AMT-Free Quality Municipal Income Fund	1,612	22,165
Korea Fund, Inc.	536	22,121
Delaware Investments Dividend & Income Fund, Inc.	2,052	22,100
Gabelli Dividend & Income Trust	944	22,099
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1,519	22,086
Advent Claymore Convertible Securities and Income Fund II2	3,686	22,079
Aberdeen Japan Equity Fund, Inc.	2,442	22,076
Ellsworth Growth and Income Fund Ltd.	2,345	22,066
Tekla Healthcare Opportunities Fund	1,257	22,023
New Germany Fund, Inc.	1,130	21,979
Voya Emerging Markets High Income Dividend Equity Fund	2,468	21,965
Advent/Claymore Enhanced Growth & Income Fund[2]	2,633	21,959
Nuveen Multi-Market Income Fund, Inc.	2,881	21,953
Western Asset High Yield Defined Opportunity Fund, Inc.	1,449	21,909
MFS Multimarket Income Trust	3,596	21,828
MFS Charter Income Trust	2,574	21,827

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

BlackRock Enhanced Global Dividend Trust	1,743	$21,805
ClearBridge American Energy MLP Fund, Inc.	2,633	21,801
BlackRock Enhanced International Dividend Trust	3,340	21,777
Delaware Enhanced Global Dividend & Income Fund	1,795	21,773
Nuveen Tax-Advantaged Dividend Growth Fund	1,238	21,764
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.[1]	2,121	21,740
BlackRock Debt Strategies Fund, Inc.	1,858	21,739
Wells Fargo Multi-Sector Income Fund	1,663	21,719
Ares Dynamic Credit Allocation Fund, Inc.	1,322	21,707
AllianzGI Equity & Convertible Income Fund	1,026	21,679
Nuveen Tax-Advantaged Total Return Strategy Fund	1,552	21,650
Aberdeen Chile Fund, Inc.	2,418	21,593
Franklin Limited Duration Income Trust	1,821	21,542
Neuberger Berman Real Estate Securities Income Fund, Inc.[1]	3,892	21,523
Cohen & Steers Closed-End Opportunity Fund, Inc.	1,616	21,509
Japan Smaller Capitalization Fund, Inc.	1,821	21,506
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,647	21,493
Guggenheim Enhanced Equity Income Fund[2]	2,403	21,387
Aberdeen Singapore Fund, Inc.	1,718	21,338
Putnam High Income Securities Fund	2,363	21,314
Wells Fargo Global Dividend Opportunity Fund	3,584	21,253
First Trust Enhanced Equity Income Fund	1,309	21,193
Nuveen Dow 30sm Dynamic Overwrite Fund	1,121	21,120
First Trust Dynamic Europe Equity Income Fund	1,121	21,108
Blackrock Science & Technology Trust	786	20,978
Morgan Stanley India Investment Fund, Inc.	627	20,785
Asia Pacific Fund, Inc.	1,469	20,728
Legg Mason BW Global Income Opportunities Fund, Inc.	2,055	26,243
First Trust Strategic High Income Fund II	1,858	23,912
Cohen & Steers Infrastructure Fund, Inc.[1]	981	23,544
Royce Value Trust, Inc.	1,388	22,444
BlackRock Credit Allocation Income Trust	1,683	22,418
BlackRock Multi-Sector Income Trust	1,218	22,107
Western Asset High Income Fund II, Inc.	3,162	22,039
BlackRock Corporate High Yield Fund, Inc.	2,011	22,000
Voya Global Advantage and Premium Opportunity Fund	1,903	21,751
Virtus Total Return Fund, Inc.	1,673	21,582
BlackRock Enhanced Capital and Income Fund, Inc.	1,305	21,376
Aberdeen Income Credit Strategies Fund	1,520	21,326
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,172	21,096
Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,210	20,969
Total Closed-End Funds
(Cost $3,616,447)		3,955,535

	Face Amount

U.S. TREASURY BILLS†† - 21.3%
U.S. Treasury Bills
1.03% due 01/02/18[4,5,15]	$4,000,000	4,000,000
1.04% due 01/02/18[4,5,15]	3,500,000	3,500,000
1.31% due 04/19/18[3,4,5]	1,300,000	1,294,610
1.44% due 06/14/18[4,5]	500,000	496,694
Total U.S. Treasury Bills
(Cost $9,291,311)		9,291,304

REPURCHASE AGREEMENTS††,6 - 1.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	404,033	404,033
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	215,633	215,633
Total Repurchase Agreements
(Cost $619,666)		619,666

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[8]	208,329	208,329
Total Securities Lending Collateral
(Cost $208,329)		208,329

Total Investments - 89.9%
(Cost $38,626,915)		$39,288,595

COMMON STOCKS SOLD SHORT† - (9.1)%

Industrial - (0.4)%
United Technologies Corp.	359	(45,797)
Littelfuse, Inc.	638	(126,209)
Total Industrial		(172,006)

Communications - (0.8)%
Discovery Communications, Inc. — Class C*	1,192	(25,235)
Sinclair Broadcast Group, Inc. — Class A	720	(27,252)
Cincinnati Bell, Inc.*	4,038	(84,192)
Liberty Ventures*	1,791	(97,144)
AT&T, Inc.	3,815	(148,327)
Total Communications		(382,150)

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Utilities - (1.0)%
Vistra Energy Corp.*	23,578	$(431,949)

Consumer, Cyclical - (1.3)%
Penn National Gaming, Inc.*	4,823	(151,105)
Liberty Interactive Corporation QVC Group — Class A*	16,413	(400,805)
Total Consumer, Cyclical		(551,910)

Technology - (1.3)%
VMware, Inc. — Class A*	2,182	(273,448)
Marvell Technology Group Ltd.	14,399	(309,147)
Total Technology		(582,595)

Financial - (1.8)%
South State Corp.	1	(87)
First Financial Bancorp	191	(5,033)
Potlatch Corp.	612	(30,539)
TowneBank	1,070	(32,902)
Ameris Bancorp	1,308	(63,046)
Union Bankshares Corp.	4,460	(161,318)
Kearny Financial Corp.	32,245	(465,940)
Total Financial		(758,865)

Consumer, Non-cyclical - (2.5)%
Becton Dickinson and Co.	1,255	(268,645)
LHC Group, Inc.*	6,405	(392,306)
Strayer Education, Inc.	4,816	(431,417)
Total Consumer, Non-cyclical		(1,092,368)

Total Common Stocks Sold Short
(Proceeds $3,831,118)		(3,971,843)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (10.8)%
SPDR S&P 500 ETF Trust	85	(22,683)
iShares Russell 1000 Growth ETF	171	(23,030)
VanEck Vectors Russia ETF	2,138	(45,347)
iShares 20+ Year Treasury Bond ETF	461	(58,482)
iShares MSCI Japan ETF	1,056	(63,286)
iShares MSCI Taiwan ETF	1,907	(69,053)
iShares China Large-Capital ETF	1,741	(80,382)
iShares MSCI United Kingdom ETF	2,283	(81,777)
Technology Select Sector SPDR Fund	1,344	(85,949)
iShares MSCI South Korea ETF	1,199	(89,841)
VanEck Vectors Gold Miners ETF	4,019	(93,402)
iShares MSCI Australia ETF	4,802	(111,262)
Utilities Select Sector SPDR Fund	2,137	(112,577)
Consumer Discretionary Select Sector SPDR Fund	1,216	(120,007)
Materials Select Sector SPDR Fund	1,985	(120,152)
iShares MSCI Emerging Markets ETF	2,598	(122,418)
PowerShares QQQ Trust Series 1	806	(125,543)
Industrial Select Sector SPDR Fund	1,688	(127,731)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,062	(129,097)
iShares Russell 1000 Value ETF	1,119	(139,136)
iShares Core U.S. Aggregate Bond ETF	1,296	(141,692)
iShares 7-10 Year Treasury Bond ETF	1,643	(173,451)
Health Care Select Sector SPDR Fund	2,150	(177,762)
iShares MSCI Mexico ETF	3,753	(184,985)
Consumer Staples Select Sector SPDR Fund	3,609	(205,316)
iShares TIPS Bond ETF	1,899	(216,638)
iShares Russell 2000 Index ETF	1,465	(223,354)
Financial Select Sector SPDR Fund	9,254	(258,279)
Energy Select Sector SPDR Fund	3,933	(284,199)
iShares U.S. Real Estate ETF	3,526	(285,641)
iShares MSCI EAFE ETF	4,370	(307,255)
SPDR Bloomberg Barclays High Yield Bond ETF	11,685	(429,073)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,577,483)		(4,708,800)
Total Securities Sold Short - (19.9)%
(Proceeds $8,408,601)		$(8,680,643)
Other Assets & Liabilities, net - 30.0%		13,087,245
Total Net Assets - 100.0%		$43,695,197

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Commodity Futures Contracts Purchased†
NY Harbor ULSD Futures Contracts	4	Feb 2018	$346,685	$26,258
Brent Crude Futures Contracts	5	Mar 2018	333,100	20,560
Low Sulphur Gas Oil Futures Contracts	5	Feb 2018	300,875	16,682
WTI Crude Futures Contracts	5	Feb 2018	300,650	15,923
Copper Futures Contracts	2	Mar 2018	164,575	12,173
LME Primary Aluminum Futures Contracts	3	Feb 2018	170,006	11,618
LME Nickel Futures Contracts	1	Feb 2018	76,428	7,031
LME Zinc Futures Contracts	2	Feb 2018	166,425	6,158
Cotton #2 Futures Contracts	3	Mar 2018	117,750	3,858
Gold 100 oz. Futures Contracts	1	Feb 2018	130,550	1,716
LME Lead Futures Contracts	3	Feb 2018	186,379	(3,059)
Live Cattle Futures Contracts	7	Feb 2018	340,550	(9,594)
			$2,633,973	$109,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Currency Futures Contracts Purchased†
British Pound Futures Contracts	27	Mar 2018	$2,283,694	$19,652
Canadian Dollar Futures Contracts	14	Mar 2018	1,114,820	16,541
Euro Futures Contracts	4	Mar 2018	602,625	7,420
			$4,001,139	$43,613
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2018	$334,937	$6,122
U.S. Treasury Long Bond Futures Contracts	3	Mar 2018	458,719	2,193
Australian Government 10 Year Bond Futures Contracts††	6	Mar 2018	603,652	820
Euro - Bund Futures Contracts	8	Mar 2018	1,552,969	490
Long Gilt Futures Contracts††	1	Mar 2018	169,081	230
Euro - 30 year Bond Futures Contracts	1	Mar 2018	196,689	(823)
Euro - BTP Italian Government Bond Futures Contracts††	21	Mar 2018	3,433,065	(13,212)
Euro - OATS Futures Contracts††	47	Mar 2018	8,762,244	(22,989)
			$15,511,356	$(27,169)
Equity Futures Contracts Purchased†
Hang Seng Index Futures Contracts††	1	Jan 2018	$191,450	$3,959
Tokyo Stock Price Index Futures Contracts	2	Mar 2018	323,291	3,871
S&P/TSX 60 IX Index Futures Contracts	4	Mar 2018	609,423	3,447
Russell 2000 Index Mini Futures Contracts	3	Mar 2018	230,565	3,071
Nikkei 225 (OSE) Index Futures Contracts	1	Mar 2018	202,156	875
S&P 500 Index Mini Futures Contracts	3	Mar 2018	401,662	388
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2018	256,410	101
CBOE Volatility Index Futures Contracts	1	Jun 2018	14,750	(303)
SPI 200 Index Futures Contracts††	5	Mar 2018	587,030	(954)
OMX Stockholm 30 Index Futures Contracts††	4	Jan 2018	76,681	(1,040)
Amsterdam Index Futures Contracts	1	Jan 2018	130,450	(1,273)
FTSE MIB Index Futures Contracts††	1	Mar 2018	130,514	(1,724)
CAC 40 10 Euro Index Futures Contracts	3	Jan 2018	190,726	(1,895)
CBOE Volatility Index Futures Contracts	18	Apr 2018	247,500	(25,298)
CBOE Volatility Index Futures Contracts	47	Mar 2018	617,110	(43,624)
Euro STOXX 50 Index Futures Contracts	33	Mar 2018	1,378,596	(44,482)
CBOE Volatility Index Futures Contracts	126	May 2018	1,795,500	(138,724)
CBOE Volatility Index Futures Contracts	490	Feb 2018	6,061,300	(498,358)
			$13,445,114	$(741,963)

Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	581	Jan 2018	$6,623,400	$2,061,969
FTSE 100 Index Futures Contracts††	10	Mar 2018	1,018,543	(9,199)
			$7,641,943	$2,052,770
Commodity Futures Contracts Sold Short†
Coffee 'C' Futures Contracts	8	Mar 2018	$378,600	$12,944
Soybean Meal Futures Contracts	12	Mar 2018	380,640	11,992
Soybean Futures Contracts	10	Mar 2018	481,250	11,545
Corn Futures Contracts	27	Mar 2018	473,850	6,978
Wheat Futures Contracts	16	Mar 2018	341,800	5,977
Hard Red Winter Wheat Futures Contracts	17	Mar 2018	363,375	5,231
Cocoa Futures Contracts	10	Mar 2018	188,800	2,112
Soybean Oil Futures Contracts	18	Mar 2018	358,560	374
Cattle Feeder Futures Contracts	1	Mar 2018	71,437	(304)
Silver Futures Contracts	2	Mar 2018	170,050	(1,551)
Lean Hogs Futures Contracts	1	Feb 2018	28,640	(1,924)
Gasoline RBOB Futures Contracts	1	Feb 2018	75,029	(3,691)
Sugar #11 Futures Contracts	7	Mar 2018	118,776	(7,990)
Natural Gas Futures Contracts	8	Feb 2018	236,080	(17,443)
			$3,666,887	$24,250

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts††	59	Mar 2018	$6,324,764	$7,605
U.S. Treasury 10 Year Note Futures Contracts	61	Mar 2018	7,564,000	2,584
			$13,888,764	$10,189
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	3	Mar 2018	$333,994	$(1,096)
New Zealand Dollar Futures Contracts	5	Mar 2018	354,050	(4,693)
Australian Dollar Futures Contracts	3	Mar 2018	234,060	(5,737)
			$922,104	$(11,526)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Gain (Loss)
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[10]	(1.03%)	At Maturity	08/31/18	$12,897,083	$(649,049)
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[11]	(0.91%)	At Maturity	08/31/18	17,401,953	(91,430)
					$30,299,036	$(740,479)
OTC Custom Basket Swap††
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[12]	1.77%	At Maturity	08/31/18	$18,022,247	$956,414
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[13]	1.77%	At Maturity	08/31/18	17,790,771	358,488
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[14]	1.81%	At Maturity	09/06/19	2,034,017	8,740
					$37,847,035	$1,323,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[12]
Tailored Brands, Inc.	6,749	6.9%	$65,561
NetApp, Inc.	2,571	4.5%	42,580
United Rentals, Inc.*	1,089	3.9%	36,883
Southwest Airlines Co.	3,385	3.8%	36,514
Union Pacific Corp.	1,610	3.7%	35,453
Fluor Corp.	4,072	3.7%	35,229
Intel Corp.	3,183	3.6%	34,106
Mylan N.V.*	3,579	3.2%	30,789
Cisco Systems, Inc.	4,811	3.0%	28,628
US Foods Holding Corp.*	6,053	2.9%	27,518
United Therapeutics Corp.*	1,153	2.7%	25,976
Carlisle Companies, Inc.	1,364	2.6%	25,116
Kroger Co.	4,277	2.4%	22,918
FedEx Corp.	679	2.4%	22,709
Principal Financial Group, Inc.	2,715	2.2%	21,197
Tyson Foods, Inc. — Class A	1,213	2.2%	21,021
Owens Corning	2,230	2.2%	20,945
Valero Energy Corp.	2,130	2.1%	20,528
JM Smucker Co.	1,627	2.1%	20,321
Delta Air Lines, Inc.	2,449	2.0%	19,527
Verizon Communications, Inc.	4,219	2.0%	18,991
United Natural Foods, Inc.*	1,320	2.0%	18,756
Greenbrier Companies, Inc.	2,746	1.9%	18,109
Snap-on, Inc.	664	1.8%	17,251
Conagra Brands, Inc.	5,250	1.8%	17,185
EMCOR Group, Inc.	1,084	1.8%	16,827
Cummins, Inc.	1,123	1.7%	16,728
Performance Food Group Co.*	3,446	1.7%	16,389
Norfolk Southern Corp.	772	1.7%	16,103
Prudential Financial, Inc.	1,231	1.6%	15,090
Chevron Corp.	1,412	1.5%	14,597
Energizer Holdings, Inc.	3,633	1.4%	13,123
General Mills, Inc.	1,912	1.4%	13,093
Trinity Industries, Inc.	1,550	1.4%	12,950
Genesee & Wyoming, Inc. — Class A*	2,083	1.3%	12,712
WellCare Health Plans, Inc.*	460	1.3%	12,606
HP, Inc.	6,937	1.2%	11,854
USANA Health Sciences, Inc.*	836	1.2%	11,474
Crane Co.	726	1.1%	10,850
International Business Machines Corp.	1,089	1.1%	10,492
Aflac, Inc.	1,962	1.1%	10,351
Discover Financial Services	574	1.0%	9,898
Allison Transmission Holdings, Inc.	1,718	1.0%	9,820
United Continental Holdings, Inc.*	1,753	1.0%	9,808
JetBlue Airways Corp.*	3,689	1.0%	9,597
DaVita, Inc.*	681	1.0%	9,553
Tech Data Corp.*	1,473	1.0%	9,511
Boston Beer Company, Inc. — Class A*	226	0.9%	8,645
Timken Co.	2,197	0.9%	8,556
ON Semiconductor Corp.*	2,278	0.9%	8,537
Marathon Petroleum Corp.	2,459	0.9%	8,514
Ralph Lauren Corp. — Class A	530	0.9%	8,363
Juniper Networks, Inc.	6,662	0.9%	8,279
Pfizer, Inc.	4,586	0.8%	8,089
Applied Industrial Technologies, Inc.	704	0.8%	7,917
Zimmer Biomet Holdings, Inc.	1,084	0.8%	7,788
McKesson Corp.	897	0.8%	7,704
AmerisourceBergen Corp. — Class A	629	0.8%	7,605
AGCO Corp.	2,058	0.8%	7,544
Johnson & Johnson	997	0.8%	7,420
Kirby Corp.*	1,993	0.8%	7,390
Lear Corp.	267	0.7%	7,145
Horizon Pharma plc*	6,448	0.7%	7,142
HollyFrontier Corp.	995	0.7%	7,115
LyondellBasell Industries N.V. — Class A	1,023	0.7%	7,036
WW Grainger, Inc.	196	0.7%	6,997
Ingredion, Inc.	423	0.7%	6,792
Lions Gate Entertainment Corp. — Class A*	2,721	0.7%	6,751
Lowe's Companies, Inc.	474	0.7%	6,496
Exxon Mobil Corp.	2,016	0.7%	6,467
T-Mobile US, Inc.*	1,592	0.7%	6,442
InterDigital, Inc.	1,148	0.6%	6,170
WestRock Co.	1,591	0.6%	5,997
Interactive Brokers Group, Inc. — Class A	1,233	0.6%	5,834
Campbell Soup Co.	3,928	0.6%	5,699
PACCAR, Inc.	2,377	0.6%	5,623
Capital One Financial Corp.	428	0.6%	5,601
American Airlines Group, Inc.	816	0.6%	5,507
Dr Pepper Snapple Group, Inc.	582	0.6%	5,455
Molson Coors Brewing Co. — Class B	2,343	0.6%	5,398
Arconic, Inc.	2,721	0.6%	5,366
Vishay Intertechnology, Inc.	1,835	0.6%	5,280
SpartanNash Co.	2,419	0.5%	5,232
AECOM*	1,366	0.5%	4,910
PBF Energy, Inc. — Class A	1,629	0.5%	4,884
Cardtronics plc — Class A*	2,932	0.5%	4,864
E*TRADE Financial Corp.*	851	0.5%	4,699
Sabre Corp.	2,214	0.5%	4,526
Rexnord Corp.*	2,025	0.5%	4,483
Northern Trust Corp.	399	0.5%	4,458
KLA-Tencor Corp.	395	0.5%	4,419
Prestige Brands Holdings, Inc.*	1,462	0.4%	4,177
Huntsman Corp.	1,247	0.4%	4,027

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Unrealized Gain (loss)

EnerSys	1,268	0.4%	$4,006
Travelers Companies, Inc.	285	0.4%	3,695
JPMorgan Chase & Co.	379	0.4%	3,680
First Solar, Inc.*	612	0.4%	3,639
Bank of New York Mellon Corp.	2,328	0.4%	3,387
L3 Technologies, Inc.	239	0.3%	3,099
Darling Ingredients, Inc.*	4,140	0.3%	3,097
Eli Lilly & Co.	2,114	0.3%	2,886
American Financial Group, Inc.	801	0.3%	2,783
Dean Foods Co.	3,800	0.3%	2,650
j2 Global, Inc.	1,292	0.3%	2,592
Regal Beloit Corp.	1,668	0.2%	2,353
Abbott Laboratories	1,535	0.2%	2,316
Pilgrim's Pride Corp.*	1,386	0.2%	2,283
Tenneco, Inc.	673	0.2%	1,767
Bill Barrett Corp.*	5,429	0.2%	1,760
Gibraltar Industries, Inc.*	1,384	0.2%	1,702
Medtronic plc	823	0.2%	1,634
CA, Inc.	5,627	0.2%	1,617
CACI International, Inc. — Class A*	424	0.2%	1,602
U.S. Bancorp	960	0.2%	1,567
Baxter International, Inc.	599	0.2%	1,510
OneMain Holdings, Inc.*	1,020	0.2%	1,441
Biogen, Inc.*	237	0.1%	1,409
Amgen, Inc.	1,026	0.1%	1,367
CoreLogic, Inc.*	1,380	0.1%	1,295
Celgene Corp.*	964	0.1%	1,241
Spectrum Brands Holdings, Inc.	346	0.1%	940
Brixmor Property Group, Inc.	2,484	0.1%	838
Blackhawk Network Holdings, Inc.*	1,070	0.1%	791
AbbVie, Inc.	460	0.1%	767
Belden, Inc.	508	0.0%	413
ORBCOMM, Inc.*	3,683	0.0%	11
Edgewell Personal Care Co.*	2,196	0.0%	(17)
Summit Hotel Properties, Inc.	3,203	0.0%	(35)
Omnicom Group, Inc.	1,301	0.0%	(116)
Dell Technologies Incorporated Class V — Class V*	621	0.0%	(117)
Ingersoll-Rand plc	442	0.0%	(232)
Convergys Corp.	4,504	0.0%	(404)
LaSalle Hotel Properties	1,643	0.0%	(412)
Humana, Inc.	241	0.0%	(466)
Louisiana-Pacific Corp.*	1,408	-0.1%	(521)
Blackline, Inc.*	472	-0.1%	(652)
AES Corp.	10,241	-0.1%	(794)
First Data Corp. — Class A*	6,034	-0.1%	(1,169)
CSRA, Inc.	2,620	-0.1%	(1,397)
Western Union Co.	8,859	-0.2%	(1,939)
Icad, Inc.*	5,848	-0.2%	(2,011)
Travelport Worldwide Ltd.	6,386	-0.2%	(2,023)
Ameren Corp.	2,344	-0.2%	(2,367)
Archer-Daniels-Midland Co.	4,791	-0.3%	(2,527)
Micron Technology, Inc.*	1,661	-0.3%	(2,583)
Allergan plc	260	-0.3%	(2,660)
DXC Technology Co.	1,175	-0.3%	(2,755)
Owens-Illinois, Inc.*	1,603	-0.4%	(4,041)
Portland General Electric Co.	2,525	-0.4%	(4,095)
VEREIT, Inc.	20,318	-0.5%	(4,304)
NCR Corp.*	2,191	-0.5%	(4,739)
Alaska Air Group, Inc.	1,899	-0.5%	(4,891)
Viavi Solutions, Inc.*	4,148	-0.6%	(5,335)
Cirrus Logic, Inc.*	931	-0.6%	(5,490)
ARRIS International plc*	3,061	-0.6%	(5,742)
Bioverativ, Inc.*	1,617	-0.6%	(5,775)
Sanmina Corp.*	1,372	-0.6%	(5,965)
Mack-Cali Realty Corp.	3,803	-0.6%	(6,003)
Cardinal Health, Inc.	2,465	-0.6%	(6,110)
Telephone & Data Systems, Inc.	4,907	-0.7%	(6,977)
Walgreens Boots Alliance, Inc.	880	-0.8%	(7,220)
CenterPoint Energy, Inc.	6,435	-0.8%	(7,390)
FirstEnergy Corp.	4,302	-0.9%	(8,236)
Edison International	1,100	-0.9%	(8,465)
Sanderson Farms, Inc.	354	-0.9%	(8,701)
Xerox Corp.	3,014	-1.0%	(9,464)
Versartis, Inc.*	22,314	-1.0%	(9,512)
TreeHouse Foods, Inc.*	924	-1.0%	(9,574)
CVS Health Corp.	2,544	-1.0%	(9,796)
National Fuel Gas Co.	3,246	-1.0%	(9,815)
Western Digital Corp.	1,121	-1.0%	(9,898)
ATN International, Inc.	2,324	-1.1%	(10,632)
Merck & Company, Inc.	1,488	-1.1%	(10,730)
Benchmark Electronics, Inc.*	3,373	-1.2%	(11,093)
PNM Resources, Inc.	2,785	-1.3%	(12,572)
Jabil, Inc.	3,709	-1.6%	(15,537)
Gilead Sciences, Inc.	2,433	-1.9%	(18,602)
Owens & Minor, Inc.	1,968	-2.0%	(18,893)
PG&E Corp.	3,382	-7.3%	(69,510)
Total Custom Basket of Long Securities			956,414

CUSTOM BASKET OF SHORT SECURITIES[10]
Royal Gold, Inc.	(2,176)	-2.2%	13,969
SPS Commerce, Inc.*	(818)	-1.3%	8,190
First Republic Bank	(795)	-1.3%	8,142
Education Realty Trust, Inc.	(2,031)	-1.2%	7,492
Essex Property Trust, Inc.	(399)	-1.1%	7,347
FireEye, Inc.*	(2,746)	-1.1%	7,340
Terreno Realty Corp.	(4,006)	-1.1%	6,893
CareTrust REIT, Inc.	(2,008)	-0.8%	5,331
Autodesk, Inc.*	(587)	-0.8%	4,885
NVIDIA Corp.	(244)	-0.7%	4,669
Atmos Energy Corp.	(2,075)	-0.7%	4,648
CyrusOne, Inc.	(1,183)	-0.7%	4,609
CoreSite Realty Corp.	(715)	-0.6%	4,188
Hudson Pacific Properties, Inc.	(3,354)	-0.6%	4,015

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Unrealized Gain (loss)

Capitol Federal Financial, Inc.	(5,600)	-0.6%	$3,787
Semtech Corp.*	(1,269)	-0.6%	3,762
NewMarket Corp.	(182)	-0.6%	3,735
Camden Property Trust	(1,594)	-0.5%	3,336
Chesapeake Energy Corp.*	(10,444)	-0.5%	3,273
Rexford Industrial Realty, Inc.	(2,812)	-0.4%	2,880
CoStar Group, Inc.*	(493)	-0.4%	2,810
White Mountains Insurance Group Ltd.	(142)	-0.4%	2,388
American Tower Corp. — Class A	(478)	-0.4%	2,382
Vail Resorts, Inc.	(165)	-0.4%	2,337
Healthcare Trust of America, Inc. — Class A	(2,744)	-0.3%	2,271
Workday, Inc. — Class A*	(343)	-0.3%	1,990
Spire, Inc.	(1,239)	-0.3%	1,802
Extraction Oil & Gas, Inc.*	(2,665)	-0.3%	1,764
WR Grace & Co.	(1,604)	-0.3%	1,626
Equinix, Inc.	(113)	-0.2%	1,605
NiSource, Inc.	(1,374)	-0.2%	1,564
Exponent, Inc.	(681)	-0.2%	1,525
Healthcare Realty Trust, Inc.	(1,285)	-0.2%	1,181
Cannae Holdings, Inc.*	(2,828)	-0.2%	1,053
Equity LifeStyle Properties, Inc.	(1,675)	-0.1%	914
American International Group, Inc.	(746)	-0.1%	788
Alliant Energy Corp.	(3,316)	-0.1%	746
Realty Income Corp.	(662)	-0.1%	334
Physicians Realty Trust	(2,071)	0.0%	323
Aspen Insurance Holdings Ltd.	(905)	0.0%	281
Public Storage	(176)	0.0%	120
IMAX Corp.*	(2,595)	0.0%	(35)
American Homes 4 Rent — Class A	(3,708)	0.1%	(469)
Intuit, Inc.	(240)	0.1%	(479)
Macerich Co.	(581)	0.1%	(661)
GCP Applied Technologies, Inc.*	(1,266)	0.1%	(664)
EastGroup Properties, Inc.	(840)	0.1%	(822)
MSCI, Inc. — Class A	(1,192)	0.1%	(841)
Dominion Energy, Inc.	(456)	0.1%	(951)
Tyler Technologies, Inc.*	(251)	0.2%	(1,319)
First Industrial Realty Trust, Inc.	(2,555)	0.2%	(1,367)
DCT Industrial Trust, Inc.	(2,028)	0.2%	(1,387)
On Assignment, Inc.*	(609)	0.2%	(1,523)
Bio-Rad Laboratories, Inc. — Class A*	(243)	0.2%	(1,553)
Sensient Technologies Corp.	(1,691)	0.2%	(1,571)
Jack Henry & Associates, Inc.	(387)	0.3%	(1,685)
Federal Realty Investment Trust	(284)	0.3%	(1,712)
Starbucks Corp.	(657)	0.3%	(1,714)
Ferro Corp.*	(1,688)	0.3%	(1,906)
Douglas Emmett, Inc.	(924)	0.3%	(1,980)
National Instruments Corp.	(1,251)	0.3%	(1,981)
athenahealth, Inc.*	(486)	0.3%	(2,057)
TransUnion*	(3,437)	0.3%	(2,066)
Crown Castle International Corp.	(699)	0.3%	(2,099)
Bio-Techne Corp.	(300)	0.4%	(2,296)
Trustmark Corp.	(1,163)	0.4%	(2,308)
PennyMac Mortgage Investment Trust	(3,245)	0.4%	(2,433)
Jack in the Box, Inc.	(576)	0.4%	(2,477)
Commerce Bancshares, Inc.	(743)	0.4%	(2,562)
Boston Properties, Inc.	(555)	0.4%	(2,574)
Sun Communities, Inc.	(1,613)	0.4%	(2,662)
Kilroy Realty Corp.	(510)	0.4%	(2,910)
PriceSmart, Inc.	(615)	0.5%	(2,973)
SEI Investments Co.	(563)	0.5%	(2,990)
Ecolab, Inc.	(1,425)	0.5%	(3,015)
salesforce.com, Inc.*	(440)	0.5%	(3,020)
WD-40 Co.	(348)	0.5%	(3,039)
Air Products & Chemicals, Inc.	(1,159)	0.5%	(3,155)
Albemarle Corp.	(1,385)	0.5%	(3,169)
Intercontinental Exchange, Inc.	(561)	0.5%	(3,226)
DexCom, Inc.*	(708)	0.5%	(3,325)
Regency Centers Corp.	(561)	0.6%	(3,719)
Washington Federal, Inc.	(1,360)	0.6%	(3,766)
GrubHub, Inc.*	(579)	0.6%	(4,079)
First Midwest Bancorp, Inc.	(1,628)	0.7%	(4,384)
Ultimate Software Group, Inc.*	(227)	0.7%	(4,507)
Yum! Brands, Inc.	(826)	0.7%	(4,541)
Cabot Oil & Gas Corp. — Class A	(1,401)	0.7%	(4,587)
Extra Space Storage, Inc.	(488)	0.7%	(4,649)
Ingevity Corp.*	(621)	0.7%	(4,859)
Alexandria Real Estate Equities, Inc.	(498)	0.7%	(4,861)
Dril-Quip, Inc.*	(1,294)	0.8%	(4,940)
Balchem Corp.	(1,485)	0.8%	(5,341)
Ally Financial, Inc.	(2,121)	0.8%	(5,500)
Take-Two Interactive Software, Inc.*	(455)	0.8%	(5,501)
PTC, Inc.*	(1,367)	0.9%	(5,520)
Red Hat, Inc.*	(434)	0.9%	(5,688)
Investors Bancorp, Inc.	(6,943)	0.9%	(5,810)
Martin Marietta Materials, Inc.	(569)	0.9%	(5,964)
Carpenter Technology Corp.	(1,239)	1.0%	(6,534)
Nabors Industries Ltd.	(6,350)	1.0%	(6,586)
Howard Hughes Corp.*	(501)	1.0%	(6,711)
Glacier Bancorp, Inc.	(1,142)	1.0%	(6,787)
Cintas Corp.	(1,250)	1.0%	(6,806)
SBA Communications Corp.*	(633)	1.1%	(6,832)
Team, Inc.*	(3,781)	1.1%	(6,956)

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Unrealized Loss

Lululemon Athletica, Inc.*	(570)	1.1%	$(7,146)
McDonald's Corp.	(938)	1.1%	(7,250)
John Bean Technologies Corp.	(336)	1.1%	(7,398)
CME Group, Inc. — Class A	(468)	1.1%	(7,403)
Rollins, Inc.	(4,129)	1.2%	(7,541)
Moody's Corp.	(908)	1.2%	(7,614)
Cognex Corp.	(1,125)	1.2%	(7,808)
Dunkin' Brands Group, Inc.	(650)	1.2%	(7,882)
Weatherford International plc*	(10,726)	1.2%	(8,093)
Matador Resources Co.*	(1,743)	1.2%	(8,109)
Healthcare Services Group, Inc.	(3,752)	1.3%	(8,115)
FactSet Research Systems, Inc.	(879)	1.3%	(8,308)
Allegheny Technologies, Inc.*	(3,129)	1.3%	(8,414)
Aqua America, Inc.	(1,491)	1.3%	(8,552)
MarketAxess Holdings, Inc.	(627)	1.4%	(8,895)
RSP Permian, Inc.*	(1,712)	1.4%	(8,906)
LendingTree, Inc.*	(151)	1.4%	(9,073)
Tanger Factory Outlet Centers, Inc.	(5,553)	1.4%	(9,105)
FMC Corp.	(1,087)	1.4%	(9,151)
People's United Financial, Inc.	(5,092)	1.5%	(9,437)
Vulcan Materials Co.	(1,233)	1.5%	(9,516)
Atlassian Corporation plc — Class A*	(952)	1.5%	(9,572)
Marriott International, Inc. — Class A	(304)	1.5%	(9,616)
Monolithic Power Systems, Inc.	(1,234)	1.5%	(9,848)
Verisk Analytics, Inc. — Class A*	(2,056)	1.6%	(10,261)
S&P Global, Inc.	(930)	1.6%	(10,442)
Adobe Systems, Inc.*	(529)	1.6%	(10,609)
WisdomTree Investments, Inc.	(8,204)	1.7%	(10,822)
Ollie's Bargain Outlet Holdings, Inc.*	(1,025)	1.8%	(11,507)
Covanta Holding Corp.	(6,208)	1.9%	(12,010)
Callon Petroleum Co.*	(5,431)	1.9%	(12,036)
Trex Company, Inc.*	(425)	2.0%	(12,762)
Nike, Inc. — Class B	(1,771)	2.0%	(13,013)
Shake Shack, Inc. — Class A*	(1,082)	2.0%	(13,126)
Scotts Miracle-Gro Co. — Class A	(1,112)	2.0%	(13,188)
Commercial Metals Co.	(4,293)	2.1%	(13,678)
Goldman Sachs Group, Inc.	(597)	2.1%	(13,710)
Crocs, Inc.*	(3,711)	2.1%	(13,713)
Five Below, Inc.*	(744)	2.2%	(14,470)
Eaton Vance Corp.	(1,687)	2.3%	(14,870)
Compass Minerals International, Inc.	(2,732)	2.5%	(15,996)
Diamondback Energy, Inc.*	(851)	2.6%	(16,565)
Southern Copper Corp.	(3,772)	2.8%	(18,025)
International Flavors & Fragrances, Inc.	(1,256)	3.0%	(19,718)
Cboe Global Markets, Inc.	(1,615)	3.3%	(21,409)
Pool Corp.	(733)	3.4%	(22,077)
Parsley Energy, Inc. — Class A*	(5,249)	3.5%	(22,633)
Copart, Inc.*	(5,212)	5.8%	(37,548)
Total Custom Basket of Short Securities			(649,049)

CUSTOM BASKET OF LONG SECURITIES[13]
Boyd Gaming Corp.	15,186	38.5%	137,876
National Storage Affiliates Trust	28,546	26.9%	96,350
Tier REIT, Inc.	28,854	14.3%	51,214
Alexandria Real Estate Equities, Inc.	5,131	12.2%	43,885
GGP, Inc.	26,214	11.9%	42,556
RLJ Lodging Trust	28,735	10.1%	36,247
Caesars Entertainment Corp.*	46,215	10.0%	35,947
Rayonier, Inc.	13,538	8.6%	30,858
Regency Centers Corp.	6,030	7.3%	26,159
Weyerhaeuser Co.	12,086	6.8%	24,388
Pennsylvania Real Estate Investment Trust	23,739	4.6%	16,316
Federal Realty Investment Trust	3,019	4.1%	14,744
Invitation Homes, Inc.	27,719	3.6%	12,967
Crown Castle International Corp.	5,932	3.6%	12,750
Blackstone Mortgage Trust, Inc. — Class A	18,510	3.5%	12,649
Sun Communities, Inc.	6,467	3.5%	12,459
Prologis, Inc.	9,664	1.8%	6,290
American Homes 4 Rent — Class A	26,506	1.5%	5,214
Cousins Properties, Inc.	41,712	-0.3%	(938)
Extended Stay America, Inc.	18,911	-0.3%	(949)
Equity LifeStyle Properties, Inc.	5,308	-0.4%	(1,431)
EastGroup Properties, Inc.	7,052	-1.1%	(4,039)
Iron Mountain, Inc.	10,056	-1.4%	(4,846)
Spirit Realty Capital, Inc.	61,407	-1.4%	(5,066)
Jernigan Capital, Inc.	7,040	-2.1%	(7,608)
Healthcare Trust of America, Inc. — Class A	12,300	-2.8%	(10,176)
Physicians Realty Trust	21,086	-3.2%	(11,577)
MGM Growth Properties LLC — Class A	12,979	-3.7%	(13,183)
Gaming and Leisure Properties, Inc.	10,550	-4.0%	(14,280)
Summit Hotel Properties, Inc.	23,952	-4.1%	(14,721)
Equinix, Inc.	1,328	-5.9%	(21,215)
American Tower Corp. — Class A	4,268	-6.3%	(22,463)
Rexford Industrial Realty, Inc.	23,700	-6.4%	(22,855)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Unrealized Gain (Loss)

CyrusOne, Inc.	9,679	-7.5%	$(26,863)
Sabra Health Care REIT, Inc.	25,941	-21.8%	(78,171)
Total Custom Basket of Long Securities			358,488

CUSTOM BASKET OF SHORT SECURITIES[11]
Colony NorthStar, Inc. — Class A	(39,302)	-68.2%	62,314
Omega Healthcare Investors, Inc.	(17,058)	-63.9%	58,461
CareTrust REIT, Inc.	(24,442)	-63.7%	58,277
VEREIT, Inc.	(79,070)	-45.7%	41,769
CoreCivic, Inc.	(10,012)	-39.3%	35,961
GEO Group, Inc.	(9,275)	-36.4%	33,309
PS Business Parks, Inc.	(2,994)	-31.8%	29,044
Apartment Investment & Management Co. — Class A	(16,754)	-27.9%	25,521
Lexington Realty Trust	(62,472)	-26.3%	24,037
iShares U.S. Real Estate ETF	(48,158)	-20.5%	18,782
Piedmont Office Realty Trust, Inc. — Class A	(26,828)	-17.4%	15,869
Senior Housing Properties Trust	(34,976)	-13.0%	11,912
Mid-America Apartment Communities, Inc.	(5,557)	-11.7%	10,713
LaSalle Hotel Properties	(19,656)	-5.8%	5,332
Brixmor Property Group, Inc.	(23,299)	-0.6%	526
Liberty Property Trust	(13,453)	2.6%	(2,418)
Public Storage	(2,040)	3.4%	(3,078)
Weingarten Realty Investors	(14,448)	11.0%	(10,100)
Chesapeake Lodging Trust	(16,412)	15.3%	(14,001)
SL Green Realty Corp.	(5,454)	20.6%	(18,794)
National Retail Properties, Inc.	(15,670)	21.9%	(19,978)
Jones Lang LaSalle, Inc.	(2,053)	42.9%	(39,256)
Macerich Co.	(4,776)	44.2%	(40,456)
CBRE Group, Inc. — Class A*	(9,762)	65.1%	(59,520)
Chatham Lodging Trust	(28,541)	66.7%	(61,005)
Wynn Resorts Ltd.	(2,659)	79.3%	(72,459)
Tanger Factory Outlet Centers, Inc.	(25,025)	89.4%	(81,730)
Life Storage, Inc.	(7,943)	109.9%	(100,462)
Total Custom Basket of Short Securities			(91,430)

CUSTOM BASKET OF LONG SECURITIES[14]
Regal Entertainment Group — Class A	21,135	103.4%	9,040
Calpine Corp.*	8,861	31.7%	2,770
magicJack VocalTec Ltd.*	28,057	22.6%	1,974
Straight Path Communications, Inc. — Class B*	1,459	20.8%	1,818
Avista Corp.	5,152	6.6%	576
Sparton Corp.*	5,631	-7.9%	(687)
Calgon Carbon Corp.	12,332	-7.9%	(691)
Akorn, Inc.*	7,866	-69.3%	(6,060)
Total Custom Basket of Long Securities			8,740

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted— See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of December 31, 2017.
[9]	All or a portion of this security is pledged as short security collateral at December 31, 2017.
[10]	Total Return based on the return of the custom SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[11]	Total Return based on the return of the custom MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[12]	Total Return based on the return of the custom SMQLS long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[13]	Total Return based on the return of the custom MNRE long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[14]	Total Return based on the return of the custom MRGR long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[15]	All or portion of this security is pledged as swap collateral at December 31, 2017.
ADR — American Depository Receipt
plc — Public Limited Corporation
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$3,955,535	$—	$—		$—	$—	$3,955,535
Commodity Futures Contracts	—	179,130	—		—	—	179,130
Common Stocks	11,382,140	—	—		—	—	11,382,140
Currency Futures Contracts	—	43,613	—		—	—	43,613
Equity Futures Contracts	—	2,073,722	—		3,959	—	2,077,681
Interest Rate Futures Contracts	—	11,389	—		8,655	—	20,044
Mutual Funds	13,831,621	—	—		—	—	13,831,621
Custom Basket Swap Agreements	—	—	—		1,323,642	—	1,323,642
Repurchase Agreement	—	—	619,666		—	—	619,666
Rights	—	—	—	**	—	—	—	**
Securities Lending Collateral	208,329	—	—		—	—	208,329
U.S. Treasury Bills	—	—	9,291,304		—	—	9,291,304
Total Assets	$29,377,625	$2,307,854	$9,910,970		$1,336,256	$—	$42,932,705

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts	$—	$45,556	$—		$—	$—	$45,556
Common Stocks	3,971,843	—	—		—	—	3,971,843
Currency Futures Contracts	—	11,526	—		—	—	11,526
Equity Futures Contracts	—	753,957	—		12,917	—	766,874
Exchange-Traded Funds	4,708,800	—	—		—	—	4,708,800
Interest Rate Futures Contracts	—	823	—		36,201	—	37,024
Custom Basket Swap Agreements	—	—	—		740,479	—	740,479
Total Liabilities	$8,680,643	$811,862	$—		$789,597	$—	$10,282,102

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Corporate Actions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$11,308	$2,016,878	$—	$—	$—	$(2,384)	$2,025,802	80,838	$16,018	$766
Guggenheim Strategy Fund II	11,898	4,036,723	(300,000)	—	(493)	(5,905)	3,742,223	149,629	34,382	2,150
Guggenheim Strategy Fund III	—	4,032,379	—	—	—	(1,618)	4,030,761	161,102	31,202	981
Guggenheim Variable Insurance Strategy Fund III	—	4,028,048	—	—	—	4,787	4,032,835	160,607	27,831	—
Closed-End Funds
Advent Claymore Convertible Securities and Income Fund	3,934	26,878	(8,770)	—	103	71	22,216	1,399	765	—
Advent Claymore Convertible Securities and Income Fund II	88,994	20,351	(91,745)	—	(7,593)	12,072	22,079	3,686	4,949	—
Advent/Claymore Enhanced Growth & Income Fund	26,658	22,514	(28,185)	—	(1,519)	2,491	21,959	2,633	2,098	—
Guggenheim Enhanced Equity Income Fund	—	17,129	(7)	3,481	—	784	21,387	2,403	326	—
Guggenheim Enhanced Equity Strategy Fund	3,731	—	(4,053)	—	297	25	—	—	—	—
Guggenheim Equal Weight Enhanced Equity Income Fund	3,552	—	—	(3,481)	—	(71)	—	—	95	—
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	185,358	—	(161,129)	—	(19,537)	18,708	23,400	2,049	4,037	—
Western Asset/Claymore Inflation-Linked Securities & Income Fund	168,205	873	(143,580)	—	(14,398)	12,480	23,580	2,000	3,418	—
	$503,638	$14,201,773	$(737,469)	$—	$(43,140)	$41,440	$13,966,242		$125,121	$3,897

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $200,111 of securities loaned (cost $24,038,495)	$24,702,687
Investments in affiliated issuers, at value (cost $13,968,754)	13,966,242
Repurchase agreements, at value (cost $619,666)	619,666
Cash	11,057,936
Segregated cash with broker	1,388,934
Unrealized appreciation on swap agreements	1,323,642
Receivables:
Securities sold	551,083
Dividends	48,303
Fund shares sold	26,063
Securities lending income	202
Interest	73
Total assets	53,684,831

Liabilities:
Securities sold short, at value (proceeds $8,408,601)	8,680,643
Unrealized depreciation on swap agreements	740,479
Payable for:
Securities purchased	24,606
Return of securities loaned	208,329
Swap settlement	139,784
Variation margin	90,158
Management fees	42,346
Fund shares redeemed	41,160
Miscellaneous	22,129
Total liabilities	9,989,634
Commitments and contingent liabilities (Note 12)	—
Net assets	$43,695,197

Net assets consist of:
Paid in capital	$44,271,088
Accumulated net investment loss	(1,160,922)
Accumulated net realized loss on investments	(1,847,024)
Net unrealized appreciation on investments	2,432,055
Net assets	$43,695,197
Capital shares outstanding	1,759,561
Net asset value per share	$24.83

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $336)	$387,475
Dividends from securities of affiliated issuers	125,121
Interest	130,175
Income from securities lending, net	3,687
Total investment income	646,458

Expenses:
Management fees	516,665
Short sales dividend expense	306,250
Trustees’ fees*	4,630
Line of credit fees	67
Miscellaneous	145
Total expenses	827,757
Less:
Expenses waived by Adviser	(9,214)
Net expenses	818,543
Net investment income	(172,085)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,927,371
Investments in affiliated issuers	(43,140)
Swap agreements	467,061
Futures contracts	(1,160,998)
Foreign currency transactions	148
Securities sold short	(1,983,055)
Options written	763
Distributions received from affiliated investment company shares	3,897
Net realized gain	1,212,047
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,345,664)
Investments in affiliated issuers	41,440
Securities sold short	(17,709)
Swap agreements	640,728
Futures contracts	1,185,989
Options written	9,638
Foreign currency translations	(239)
Net change in unrealized appreciation (depreciation)	514,183
Net realized and unrealized gain	1,726,230
Net increase in net assets resulting from operations	$1,554,145

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(172,085)	$(332,953)
Net realized gain (loss) on investments	1,212,047	(112,401)
Net change in unrealized appreciation (depreciation) on investments	514,183	196,136
Net increase (decrease) in net assets resulting from operations	1,554,145	(249,218)

Distributions to shareholders from:
Net investment income	—	(48,562)
Total distributions to shareholders	—	(48,562)

Capital share transactions:
Proceeds from sale of shares	5,817,462	14,011,461
Distributions reinvested	—	48,562
Cost of shares redeemed	(11,629,769)	(18,090,321)
Net decrease from capital share transactions	(5,812,307)	(4,030,298)
Net decrease in net assets	(4,258,162)	(4,328,078)

Net assets:
Beginning of year	47,953,359	52,281,437
End of year	$43,695,197	$47,953,359
Accumulated net investment loss at end of year	$(1,160,923)	$(1,160,922)

Capital share activity:
Shares sold	240,735	585,211
Shares issued from reinvestment of distributions	—	2,031
Shares redeemed	(483,666)	(755,036)
Net decrease in shares	(242,931)	(167,794)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$23.95	$24.09	$23.82	$22.75	$22.38
Income (loss) from investment operations:
Net investment income (loss)a	(.09)	(.16)	(.15)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	.97	.04	.58	1.25	.52
Total from investment operations	.88	(.12)	.43	1.07	.37
Less distributions from:
Net investment income	—	(.02)	(.16)	—	—
Total distributions	—	(.02)	(.16)	—	—
Net asset value, end of period	$24.83	$23.95	$24.09	$23.82	$22.75

Total Return[b]	3.67%	(0.48%)	1.85%	4.66%	1.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,695	$47,953	$52,281	$42,725	$22,809
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(0.66%)	(0.62%)	(0.79%)	(0.65%)
Total expense[c]	1.88%	2.27%	2.38%	2.50%	2.51%
Net expenses[d]	1.85%	2.23%	2.34%	2.45%	2.44%
Portfolio turnover rate	158%	119%	160%	245%	324%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the year ended December 31 would be:

2017	2016	2015	2014	2013
1.16%	1.17%	1.18%	1.17%	1.15%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2017, the Fund returned 4.43%, compared with a return of 5.77% for the GSCI.

The GSCI continued its positive momentum throughout 2017 as the global economy continues to expand at a healthy pace. 16 of the 24 components in the Index had positive returns during the period. The best-performing component was aluminum, with a return topping 30%. Other industrial metals, such as zinc, copper, nickel and lead, all had positive returns between 20% and 30%.

Natural gas, sugar, coffee, Kansas wheat, wheat, cocoa, and corn each had double-digit declines during the period.

Commodities were up in 2017 due to continued global economic expansion, which helped drive base metal prices higher. China continued to limit industrial overcapacity. Oil was flat to down for most of the year, but had a strong rally in December as OPEC-led production limits took hold. Gold maintained its safe haven status and ended the year just above $1,300 an ounce.

The strongest GSCI sectors were Industrial Metals (up almost 30%) and Precious Metals (up 12%). Livestock and Energy sectors were also up for the year. Agriculture was the only sector that had negative performance for the year.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance was due to derivatives.

Guggenheim Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short term investments.

Performance displayed represents past performance which is no guarantee of future results.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.0%
Guggenheim Strategy Fund I	29.8%
Total	59.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Commodities Strategy Fund	4.43%	(13.38%)	(12.09%)
S&P Goldman Sachs Commodity Index	5.77%	(12.16%)	(10.16%)

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2017
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.8%
Guggenheim Strategy Fund II1	56,767	$1,419,739
Guggenheim Strategy Fund I1	56,288	1,410,574
Total Mutual Funds
(Cost $2,819,826)		2,830,313

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 14.8%
Federal Home Loan Bank[2]
1.26% due 01/05/18[3,4]	$300,000	299,958
Fannie Mae[5]
1.26% due 01/12/18[3,4]	300,000	299,885
Federal Farm Credit Bank[2]
1.28% due 01/24/18[3,4]	100,000	99,918
Total Federal Agency Discount Notes
(Cost $699,761)		699,761
FEDERAL AGENCY NOTES†† - 2.1%
Federal Farm Credit Bank[2]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	100,000	100,003
Total Federal Agency Notes
(Cost $100,003)		100,003

REPURCHASE AGREEMENTS††,7 - 19.8%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	611,024	611,024
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	326,105	326,105
Total Repurchase Agreements
(Cost $937,129)		937,129

Total Investments - 96.5%
(Cost $4,556,719)		$4,567,206
Other Assets & Liabilities, net - 3.5%		164,067
Total Net Assets - 100.0%		$4,731,273

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	44	Jan 2018	$4,857,050	$241,301

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts	$—	$241,301	$—	$—	$241,301
Federal Agency Discount Notes	—	—	699,761	—	699,761
Federal Agency Notes	—	—	100,003	—	100,003
Mutual Funds	2,830,313	—	—	—	2,830,313
Repurchase Agreements	—	—	937,129	—	937,129
Total Assets	$2,830,313	$241,301	$1,736,893	$—	$4,808,507

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$1,310,849	$1,582,742	$(1,485,000)	$2,666	$(683)	$1,410,574	56,288	$22,266	$514
Guggenheim Strategy Fund II	1,314,879	887,840	(785,000)	2,023	(3)	1,419,739	56,767	27,179	729
	$2,625,728	$2,470,582	$(2,270,000)	$4,689	$(686)	$2,830,313		$49,445	$1,243

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $799,764)	$799,764
Investments in affiliated issuers, at value (cost $2,819,826)	2,830,313
Repurchase agreements, at value (cost $937,129)	937,129
Cash	3
Segregated cash with broker	264,000
Receivables:
Fund shares sold	51,407
Variation margin	22,550
Dividends	4,435
Interest	205
Total assets	4,909,806

Liabilities:
Payable for:
Fund shares redeemed	162,341
Securities purchased	4,575
Management fees	3,105
Transfer agent and administrative fees	968
Investor service fees	968
Portfolio accounting fees	387
Miscellaneous	6,189
Total liabilities	178,533
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,731,273

Net assets consist of:
Paid in capital	$6,216,324
Accumulated net investment loss	(1,730,156)
Accumulated net realized loss on investments	(6,683)
Net unrealized appreciation on investments	251,788
Net assets	$4,731,273
Capital shares outstanding	54,109
Net asset value per share	$87.44

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$49,445
Interest	10,362
Total investment income	59,807

Expenses:
Management fees	29,742
Investor service fees	8,648
Transfer agent and administrative fees	8,648
Professional fees	5,265
Portfolio accounting fees	3,459
Custodian fees	642
Trustees’ fees*	459
Miscellaneous	6,176
Total expenses	63,039
Less:
Expenses waived by Adviser	(3,392)
Net expenses	59,647
Net investment income	160

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	4,689
Distributions received from affiliated investment company shares	1,243
Futures contracts	68,699
Net realized gain	74,631
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6)
Investments in affiliated issuers	(686)
Futures contracts	141,665
Net change in unrealized appreciation (depreciation)	140,973
Net realized and unrealized gain	215,604
Net increase in net assets resulting from operations	$215,764

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$160	$(18,635)
Net realized gain (loss) on investments	74,631	(168,231)
Net change in unrealized appreciation (depreciation) on investments	140,973	219,384
Net increase in net assets resulting from operations	215,764	32,518

Capital share transactions:
Proceeds from sale of shares	22,269,307	17,190,095
Cost of shares redeemed	(22,252,087)	(15,395,358)
Net increase from capital share transactions	17,220	1,794,737
Net increase in net assets	232,984	1,827,255

Net assets:
Beginning of year	4,498,289	2,671,034
End of year	$4,731,273	$4,498,289
Accumulated net investment loss at end of year	$(1,730,156)	$(1,734,738)

Capital share activity:
Shares sold	284,878	215,903 *
Shares redeemed	(284,484)	(197,414)*
Net increase in shares	394	18,489 *

*	Capital share activity for the year ended December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[g]	Year Ended December 31, 2015[g]	Year Ended December 31, 2014[g]	Year Ended December 31, 2013[g]
Per Share Data
Net asset value, beginning of period	$83.74	$75.82	$114.64	$173.54	$179.38
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	(.03)	(1.12)	(1.76)	(2.56)
Net gain (loss) on investments (realized and unrealized)	3.70	7.95	(37.70)	(57.14)	(3.28)
Total from investment operations	3.70	7.92	(38.82)	(58.90)	(5.84)
Net asset value, end of period	$87.44	$83.74	$75.82	$114.64	$173.54

Total Return[c]	4.43%	10.40%	(33.80%)	(34.01%)	(3.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,731	$4,498	$2,671	$4,662	$6,170
Ratios to average net assets:
Net investment income (loss)	— [d]	(0.48%)	(1.16%)	(1.04%)	(1.50%)
Total expenses[e]	1.82%	1.80%	1.75%	1.71%	1.65%
Net expenses[f]	1.72%	1.67%	1.63%	1.62%	1.55%
Portfolio turnover rate	107%	231%	198%	202%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Less than 0.01%.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016 — See Note 11.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2017, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2017	% of Net Assets of the Fund at December 31, 2017
Global Managed Futures Strategy Fund	11/07/08	$686,293	4.6%
Multi-Hedge Strategies Fund	04/15/09	780,412	1.8%
Commodities Strategy Fund	07/21/09	566,800	12.0%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on

THE RYDEX FUNDS ANNUAL REPORT | 53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

54 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(d) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(e) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.33% at December 31, 2017.

(k)Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call options written on a quarterly basis for the year ended December 31, 2017:

Fund	Use	Average Number of Contracts
Multi-Hedge Strategies Fund	Hedge, Income	9

Fund	Use	Average Notional Amount
Multi-Hedge Strategies Fund	Hedge, Income	$53,725

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis for the year ended December 31, 2017:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$—	$29,475
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	45,673,329	27,035,489
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	25,148,235	16,859,205
Commodities Strategy Fund	Index exposure, Liquidity	3,544,094	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis for the year ended December 31, 2017:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$20,229,430	$28,128,540
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	20,692,143	15,547,588

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Portfolio Swaps Risk	Total Value at December 31, 2017
Long Short Equity Fund	$—	$—	$—	$—	$1,119,030	$1,119,030
Global Managed Futures Strategy Fund	117,234	55,657	82,345	180,784	—	436,020
Multi-Hedge Strategies Fund	2,077,681	43,613	20,044	179,130	1,323,642	3,644,110
Commodities Strategy Fund	—	—	—	241,301	—	241,301

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Portfolio Swaps Risk	Total Value at December 31, 2017
Long Short Equity Fund	$—	$—	$—	$—	$2,139,099	$2,139,099
Global Managed Futures Strategy Fund	54,596	4,526	30,886	57,359	—	147,367
Multi-Hedge Strategies Fund	766,874	11,526	37,024	45,556	740,479	1,601,459

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$209	$1,183,416	$—	$—	$—	$—	$1,183,625
Global Managed Futures Strategy Fund	2,204,707	—	(141,676)	(203,773)	(695,673)	—	1,163,585
Multi-Hedge Strategies Fund	(748,255)	467,061	(90,756)	31,417	(353,404)	763	(693,174)
Commodities Strategy Fund	—	—	—	—	68,699	—	68,699

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Options Written Equity Risk	Total
Long Short Equity Fund	$(1,842)	$(1,020,069)	$—	$—	$—	$—	$(1,021,911)
Global Managed Futures Strategy Fund	(14,595)	—	(12,525)	(142,072)	117,786	—	(51,406)
Multi-Hedge Strategies Fund	1,125,034	640,728	(5,780)	(51,147)	117,882	9,638	1,836,355
Commodities Strategy Fund	—	—	—	—	141,665	—	141,665

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Swap equity contracts	$1,119,030	$—	$1,119,030	$(1,119,030)	$—	$—
Multi-Hedge Strategies Fund	Swap equity contracts	1,323,642	—	1,323,642	(740,479)	—	583,163

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Swap equity contracts	$2,139,099	$—	$2,139,099	$(2,139,099)	$—	$—
Multi-Hedge Strategies Fund	Swap equity contracts	740,479	—	740,479	(740,479)	—	—

[1]	Exchange-traded futures are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of December 31, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs Group	Futures contracts	$379,269	$—
Global Managed Futures Strategy Fund Total			379,269	—
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	1,388,934	—
Multi-Hedge Strategies Fund Total			1,388,934	—
Commodities Strategy Fund	Goldman Sachs Group	Futures contracts	264,000	—
Commodities Strategy Fund Total			264,000	—

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the year ended December 31, 2017, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund waived $7,030, $9,169 and $3,392 respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs. Fees related to Multi-Hedge Strategies Fund are paid by GI, as previously stated.

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2017, the Long Short Equity Fund and Multi-Hedge Strategies Fund waived $68 and $45, respectively, related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Notes
1.41%			1.50% - 2.50%
Due 01/02/18	$28,652,652	$28,656,019	05/15/24 - 08/15/26	$31,210,500	$29,225,798

Bank of America Merrill Lynch			U.S. Treasury Bond
1.40%			3.88%
Due 01/02/18	15,292,005	15,293,789	04/15/29	7,605,000	15,597,858

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

62 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$256,749	$(256,749)	$—	$270,351	$—	$270,351
Multi-Hedge Strategies Fund	200,111	(200,111)	—	208,329	—	208,329

[a]	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the Internal Revenue Service that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$126,120	$—	$126,120
Global Managed Futures Strategy Fund	224,098	—	224,098

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Global Managed Futures Strategy Fund	$581,108	$—	$581,108
Multi-Hedge Strategies Fund	48,562	—	48,562

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$3,995,564	$362,853	$1,263,335	$—	$5,621,752
Global Managed Futures Strategy Fund	—	—	(530,115)	(155,274)	(685,389)
Multi-Hedge Strategies Fund	—	—	(1,086,348)	(218,949)	(1,305,297)
Commodities Strategy Fund	242,391	—	(1,449,027)	(2,684)	(1,209,320)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2017, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Global Managed Futures Strategy Fund	$—	$—	$(155,274)	$(155,274)
Multi-Hedge Strategies Fund	(218,949)	—	—	(218,949)*
Commodities Strategy Fund	—	(1,331)	(1,353)	(2,684)

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended December 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Long Short Equity Fund	$—	$815,042	$815,042
Global Managed Futures Strategy Fund	—	1,845,464	1,845,464
Multi-Hedge Strategies Fund	659,753	2,891,285	3,551,038
Commodities Strategy Fund	9,377,788	5,668	9,383,456

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in the subsidiaries, the “mark-to-market” of certain derivatives, investment in partnerships, losses deferred due to wash sales, investment in real estate investment trusts, special dividends, investment in securities sold short, foreign currency gains and losses, investment in swaps and distributions in connection with redemption of fund shares. Additional differences may result from the tax treatment of net investment losses and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

64 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:

Fund	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Long Short Equity Fund	$293,581	$203,905	$(497,486)
Global Managed Futures Strategy Fund	(747,860)	(90,084)	837,944
Multi-Hedge Strategies Fund	(961,860)	172,085	789,775
Commodities Strategy Fund	(9,313,511)	4,422	9,309,089

At December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Long Short Equity Fund	$38,117,905	$4,055,893	$(2,792,558)	$1,263,335
Global Managed Futures Strategy Fund	15,266,159	—	(529,879)	(529,879)
Multi-Hedge Strategies Fund	32,272,724	2,287,332	(3,373,446)	(1,086,114)
Commodities Strategy Fund	6,724,367	—	(1,449,027)	(1,449,027)

Note 9 – Securities Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$109,771,133	$94,013,164
Global Managed Futures Strategy Fund	321,671	100,000
Multi-Hedge Strategies Fund	82,703,822	74,070,871
Commodities Strategy Fund	2,470,585	2,270,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Multi-Hedge Strategies Fund	$374,662	$—	$—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.09% for the year ended December 31, 2017. The Funds did not have any borrowings outstanding under this agreement at December 31, 2017.

THE RYDEX FUNDS ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2017, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$3,324

Note 11 – Reverse Share Split

Effective December 1, 2016, a reverse share split occurred for the following fund:

Fund	Split Type
Commodities Strategy Fund	One-for-Sixteen Reverse Split

The effect of this transactions was to divide the number of outstanding shares of the Fund by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Consolidated Statements of Changes in Net Assets and the Per Share Data in the Consolidated Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/

THE RYDEX FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

As a result of the dismissals above, there are no longer claims pending against the Rydex Variable Trust related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848.

Note 13 – Fund Changes

At a meeting held on May 25, 2017, the Board of Trustees and the Advisor determined to revise the principal investment strategies of the Long Short Equity Fund (the “Fund”) effective on May 31, 2017. For periods after May 31, 2017, the Fund will compare its performance to two new performance benchmarks: the Morningstar Long/Short Equity Category Average and the S&P 500® Index. The new comparative performance benchmarks will accompany the existing comparative performance benchmarks for the next year.

68 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund, Guggenheim Multi-Hedge Strategies Fund, and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund (consolidated), Guggenheim Multi-Hedge Strategies Fund (consolidated), and Rydex Commodities Strategy Fund (consolidated) (collectively referred to as the “Funds”), (four of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated, where applicable, financial position of each of the Funds (four of the funds constituting Rydex Variable Trust) at December 31, 2017, the consolidated, where applicable, results of their operations for the year then ended, the consolidated, where applicable, changes in their net assets for each of the two years in the period then ended and their consolidated, where applicable, financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, paying agents, and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2018

THE RYDEX FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the following fund had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Long Short Equity Fund	100.00%
Global Managed Futures Strategy Fund	0.00%

With respect to the taxable year ended December 31, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Long Short Equity Fund	$—	$293,581

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

70 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Current: Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	Epiphany Funds (3) (2009-present).
John O. Demaret (1940)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board, and Member of the Audit Committee.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, Chairman and Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Member of the Nominating and Governance Committee.	Current: Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Chairwoman and Member of the Investment and Performance Committee,	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

THE RYDEX FUNDS ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Elisabeth Miller (1968)	Chief Compliance Officer

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012- present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

72 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

THE RYDEX FUNDS ANNUAL REPORT | 73

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

74 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

12.31.2017

Rydex Variable Trust Funds Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-ANN-2-1217x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	21
NASDAQ-100® FUND	28
INVERSE NASDAQ-100® STRATEGY FUND	37
S&P 500® 2x STRATEGY FUND	44
NASDAQ-100® 2x STRATEGY FUND	56
MID-CAP 1.5x STRATEGY FUND	65
INVERSE MID-CAP STRATEGY FUND	76
RUSSELL 2000® 2x STRATEGY FUND	83
RUSSELL 2000® 1.5x STRATEGY FUND	109
INVERSE RUSSELL 2000® STRATEGY FUND	135
DOW 2x STRATEGY FUND	142
INVERSE DOW 2x STRATEGY FUND	150
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	157
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	164
HIGH YIELD STRATEGY FUND	172
U.S. GOVERNMENT MONEY MARKET FUND	180
NOTES TO FINANCIAL STATEMENTS	186
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	206
OTHER INFORMATION	208
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	210
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	213

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2017.

The Investment Adviser is a part of Guggenheim Investments (“GI”), which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2017

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2017

The market story at the end of 2017 was one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which was bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditure plans in the coming quarters. The economy could also benefit from favorable financial conditions both in the U.S. and abroad, which could keep economic growth well above 2% in 2018.

While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently participating in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.

Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of 2018 core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.83%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.03%. The return of the MSCI Emerging Markets Index* was 37.28%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.54% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.50%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.86% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2017

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2017 and ending December 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.61%	16.34%	$ 1,000.00	$ 1,163.40	$ 8.78
Inverse S&P 500® Strategy Fund	1.76%	(9.75%)	1,000.00	902.50	8.44
NASDAQ-100® Fund	1.65%	13.10%	1,000.00	1,131.00	8.86
Inverse NASDAQ-100® Strategy Fund	1.80%	(12.22%)	1,000.00	877.80	8.52
S&P 500® 2x Strategy Fund	1.76%	21.98%	1,000.00	1,219.80	9.85
NASDAQ-100® 2x Strategy Fund	1.80%	26.81%	1,000.00	1,268.10	10.29
Mid-Cap 1.5x Strategy Fund	1.76%	13.44%	1,000.00	1,134.40	9.47
Inverse Mid-Cap Strategy Fund	1.76%	(8.44%)	1,000.00	915.60	8.50
Russell 2000® 2x Strategy Fund	1.81%	16.90%	1,000.00	1,169.00	9.90
Russell 2000® 1.5x Strategy Fund	1.81%	12.76%	1,000.00	1,127.60	9.71
Inverse Russell 2000® Strategy Fund	1.81%	(8.45%)	1,000.00	915.50	8.74
Dow 2x Strategy Fund	1.81%	34.72%	1,000.00	1,347.20	10.71
Inverse Dow 2x Strategy Fund	1.80%	(26.85%)	1,000.00	731.50	7.86
Government Long Bond 1.2x Strategy Fund	1.31%	3.09%	1,000.00	1,030.90	6.71
Inverse Government Long Bond Strategy Fund	3.87%	(3.24%)	1,000.00	967.60	19.19
High Yield Strategy Fund	1.61%	2.73%	1,000.00	1,027.30	8.23
U.S. Government Money Market Fund	1.12%	0.01%	1,000.00	1,000.10	5.65

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.61%	5.00%	$ 1,000.00	$ 1,017.09	$ 8.19
Inverse S&P 500® Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
NASDAQ-100® Fund	1.65%	5.00%	1,000.00	1,016.89	8.39
Inverse NASDAQ-100® Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
S&P 500® 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
NASDAQ-100® 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Mid-Cap 1.5x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Inverse Mid-Cap Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Russell 2000® 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Russell 2000® 1.5x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Inverse Russell 2000® Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Dow 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20
Inverse Dow 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Government Long Bond 1.2x Strategy Fund	1.31%	5.00%	1,000.00	1,018.60	6.67
Inverse Government Long Bond Strategy Fund	3.87%	5.00%	1,000.00	1,005.70	19.56
High Yield Strategy Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
U.S. Government Money Market Fund	1.12%	5.00%	1,000.00	1,019.56	5.70

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.75%. Excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2017 to December 31, 2017.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 31.78%, while the S&P 500 Index returned 21.83% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Energy sector detracted the most from return of the underlying index for the period, followed by the Telecommunications Services sector.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2017. General Electric Co., Schlumberger NV, and Exxon Mobil Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.0%
Guggenheim Strategy Fund I	19.6%
Apple, Inc.	1.3%
Microsoft Corp.	1.0%
Amazon.com, Inc.	0.7%
Facebook, Inc. — Class A	0.7%
Berkshire Hathaway, Inc. — Class B	0.6%
Johnson & Johnson	0.6%
JPMorgan Chase & Co.	0.6%
Exxon Mobil Corp.	0.5%
Top Ten Total	57.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Nova Fund	31.78%	21.75%	9.11%
S&P 500 Index	21.83%	15.79%	8.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
NOVA FUND

	Shares	Value

COMMON STOCKS† - 34.6%

Consumer, Non-cyclical - 7.5%
Johnson & Johnson	2,106	$294,251
Procter & Gamble Co.	1,997	183,484
Pfizer, Inc.	4,672	169,220
UnitedHealth Group, Inc.	760	167,550
Coca-Cola Co.	3,006	137,915
PepsiCo, Inc.	1,115	133,711
Philip Morris International, Inc.	1,217	128,576
AbbVie, Inc.	1,250	120,888
Merck & Company, Inc.	2,144	120,643
Altria Group, Inc.	1,496	106,829
Amgen, Inc.	569	98,949
Medtronic plc	1,061	85,676
Bristol-Myers Squibb Co.	1,283	78,622
Abbott Laboratories	1,364	77,843
Gilead Sciences, Inc.	1,024	73,359
PayPal Holdings, Inc.*	886	65,227
Celgene Corp.*	617	64,390
Eli Lilly & Co.	759	64,105
Thermo Fisher Scientific, Inc.	314	59,622
Biogen, Inc.*	166	52,883
Colgate-Palmolive Co.	688	51,910
Mondelez International, Inc. — Class A	1,171	50,119
Aetna, Inc.	256	46,180
Anthem, Inc.	201	45,227
Becton Dickinson and Co.	209	44,699
Danaher Corp.	480	44,554
Allergan plc	261	42,694
Automatic Data Processing, Inc.	348	40,782
Cigna Corp.	193	39,196
Stryker Corp.	252	39,020
Kraft Heinz Co.	468	36,392
S&P Global, Inc.	200	33,880
Kimberly-Clark Corp.	276	33,302
Express Scripts Holding Co.*	444	33,140
Intuitive Surgical, Inc.*	88	32,115
Constellation Brands, Inc. — Class A	135	30,857
Vertex Pharmaceuticals, Inc.*	198	29,672
Humana, Inc.	112	27,784
Zoetis, Inc.	382	27,519
Ecolab, Inc.	204	27,373
Boston Scientific Corp.*	1,076	26,674
General Mills, Inc.	445	26,384
McKesson Corp.	163	25,420
Baxter International, Inc.	393	25,403
Illumina, Inc.*	114	24,908
Sysco Corp.	376	22,834
Regeneron Pharmaceuticals, Inc.*	60	22,558
Estee Lauder Companies, Inc. — Class A	175	22,267
Alexion Pharmaceuticals, Inc.*	175	20,928
Monster Beverage Corp.*	323	20,443
HCA Healthcare, Inc.*	222	19,500
Moody’s Corp.	130	19,189
Zimmer Biomet Holdings, Inc.	159	19,187
Kroger Co.	697	19,133
Tyson Foods, Inc. — Class A	233	18,889
Edwards Lifesciences Corp.*	166	18,710
Mylan N.V.*	420	17,770
Archer-Daniels-Midland Co.	438	17,555
Cardinal Health, Inc.	247	15,134
Clorox Co.	101	15,023
Dr Pepper Snapple Group, Inc.	142	13,783
Centene Corp.*	135	13,619
Kellogg Co.	195	13,256
Incyte Corp.*	137	12,975
IHS Markit Ltd.*	285	12,868
Laboratory Corporation of America Holdings*	80	12,761
Align Technology, Inc.*	57	12,665
Hershey Co.	111	12,600
Global Payments, Inc.	125	12,530
Conagra Brands, Inc.	320	12,054
Molson Coors Brewing Co. — Class B	145	11,900
Dentsply Sirona, Inc.	180	11,849
Verisk Analytics, Inc. — Class A*	122	11,712
AmerisourceBergen Corp. — Class A	126	11,569
United Rentals, Inc.*	66	11,346
IQVIA Holdings, Inc.*	114	11,161
Equifax, Inc.	94	11,084
JM Smucker Co.	89	11,057
IDEXX Laboratories, Inc.*	68	10,634
Quest Diagnostics, Inc.	107	10,538
Brown-Forman Corp. — Class B	153	10,506
Cintas Corp.	67	10,441
Total System Services, Inc.	131	10,361
Church & Dwight Company, Inc.	196	9,833
McCormick & Company, Inc.	94	9,580
Nielsen Holdings plc	262	9,537
ResMed, Inc.	111	9,401
Hologic, Inc.*	216	9,234
Perrigo Company plc	103	8,978
Gartner, Inc.*	71	8,744
DaVita, Inc.*	119	8,598
Henry Schein, Inc.*	123	8,595
Cooper Companies, Inc.	38	8,279
Varian Medical Systems, Inc.*	72	8,003
Avery Dennison Corp.	69	7,926
Universal Health Services, Inc. — Class B	69	7,821
Hormel Foods Corp.	211	7,678
Coty, Inc. — Class A	370	7,359
Campbell Soup Co.	151	7,265
Western Union Co.	360	6,844
Robert Half International, Inc.	98	5,443
Quanta Services, Inc.*	121	4,732
H&R Block, Inc.	164	4,300
Envision Healthcare Corp.*	95	3,283
Patterson Companies, Inc.	65	2,348
Total Consumer, Non-cyclical		3,895,117

Financial - 6.5%
Berkshire Hathaway, Inc. — Class B*	1,508	298,916
JPMorgan Chase & Co.	2,720	290,877

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NOVA FUND

	Shares	Value

Bank of America Corp.	7,604	$224,470
Wells Fargo & Co.	3,474	210,768
Visa, Inc. — Class A	1,421	162,022
Citigroup, Inc.	2,073	154,252
Mastercard, Inc. — Class A	728	110,190
Goldman Sachs Group, Inc.	275	70,059
U.S. Bancorp	1,236	66,225
Morgan Stanley	1,091	57,245
American Express Co.	565	56,110
PNC Financial Services Group, Inc.	373	53,820
Chubb Ltd.	364	53,191
BlackRock, Inc. — Class A	97	49,830
Charles Schwab Corp.	935	48,031
American Tower Corp. — Class A REIT	336	47,937
Bank of New York Mellon Corp.	803	43,250
American International Group, Inc.	705	42,004
Simon Property Group, Inc. REIT	244	41,905
MetLife, Inc.	825	41,712
CME Group, Inc. — Class A	267	38,995
Prudential Financial, Inc.	332	38,173
Capital One Financial Corp.	380	37,840
Crown Castle International Corp. REIT	318	35,301
Marsh & McLennan Companies, Inc.	400	32,556
Intercontinental Exchange, Inc.	459	32,387
BB&T Corp.	618	30,727
Allstate Corp.	281	29,424
Travelers Companies, Inc.	215	29,163
State Street Corp.	291	28,404
Equinix, Inc. REIT	61	27,646
Aflac, Inc.	308	27,036
Prologis, Inc. REIT	417	26,901
Aon plc	196	26,264
Progressive Corp.	456	25,682
Public Storage REIT	117	24,453
SunTrust Banks, Inc.	373	24,092
Synchrony Financial	577	22,278
Discover Financial Services	285	21,922
Weyerhaeuser Co. REIT	592	20,874
M&T Bank Corp.	118	20,177
T. Rowe Price Group, Inc.	190	19,937
Ameriprise Financial, Inc.	116	19,659
AvalonBay Communities, Inc. REIT	108	19,268
Welltower, Inc. REIT	290	18,493
Equity Residential REIT	288	18,366
Digital Realty Trust, Inc. REIT	161	18,338
KeyCorp	843	17,003
Northern Trust Corp.	168	16,782
Fifth Third Bancorp	553	16,778
Ventas, Inc. REIT	279	16,743
Citizens Financial Group, Inc.	386	16,204
Hartford Financial Services Group, Inc.	280	15,758
Boston Properties, Inc. REIT	121	15,734
Regions Financial Corp.	909	15,708
Willis Towers Watson plc	103	15,521
SBA Communications Corp. REIT*	92	15,029
Principal Financial Group, Inc.	210	14,818
Lincoln National Corp.	172	13,222
Realty Income Corp. REIT	221	12,601
Essex Property Trust, Inc. REIT	52	12,551
Huntington Bancshares, Inc.	847	12,332
Comerica, Inc.	136	11,806
Invesco Ltd.	319	11,656
Host Hotels & Resorts, Inc. REIT	580	11,513
GGP, Inc. REIT	489	11,438
Franklin Resources, Inc.	256	11,092
Cboe Global Markets, Inc.	89	11,089
Loews Corp.	216	10,806
Vornado Realty Trust REIT	135	10,554
E*TRADE Financial Corp.*	212	10,509
CBRE Group, Inc. — Class A*	237	10,265
Alexandria Real Estate Equities, Inc. REIT	75	9,794
Unum Group	176	9,661
Alliance Data Systems Corp.	38	9,632
HCP, Inc. REIT	368	9,597
Affiliated Managers Group, Inc.	44	9,031
Raymond James Financial, Inc.	101	9,019
Arthur J Gallagher & Co.	142	8,986
Mid-America Apartment Communities, Inc. REIT	89	8,950
Cincinnati Financial Corp.	117	8,771
Extra Space Storage, Inc. REIT	99	8,658
Iron Mountain, Inc. REIT	221	8,338
UDR, Inc. REIT	210	8,089
Regency Centers Corp. REIT	116	8,025
Zions Bancorporation	157	7,980
SL Green Realty Corp. REIT	77	7,772
Torchmark Corp.	84	7,620
Duke Realty Corp. REIT	279	7,592
Federal Realty Investment Trust REIT	57	7,570
Everest Re Group Ltd.	32	7,080
XL Group Ltd.	201	7,067
Nasdaq, Inc.	91	6,992
Kimco Realty Corp. REIT	334	6,062
Macerich Co. REIT	85	5,583
Apartment Investment & Management Co. — Class A REIT	123	5,376
People’s United Financial, Inc.	271	5,068
Brighthouse Financial, Inc.*	75	4,398
Assurant, Inc.	42	4,235
Navient Corp.	206	2,744
Total Financial		3,384,372

Technology - 5.3%
Apple, Inc.	4,025	681,151
Microsoft Corp.	6,047	517,260
Intel Corp.	3,668	169,315
Oracle Corp.	2,388	112,905
International Business Machines Corp.	675	103,558
NVIDIA Corp.	475	91,912
Broadcom Ltd.	319	81,951
Texas Instruments, Inc.	773	80,732
Accenture plc — Class A	484	74,096

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NOVA FUND

	Shares	Value

QUALCOMM, Inc.	1,156	$74,007
Adobe Systems, Inc.*	386	67,643
salesforce.com, Inc.*	538	55,000
Applied Materials, Inc.	836	42,736
Activision Blizzard, Inc.	593	37,549
Micron Technology, Inc.*	904	37,172
Cognizant Technology Solutions Corp. — Class A	462	32,811
Intuit, Inc.	190	29,978
HP, Inc.	1,309	27,502
Analog Devices, Inc.	289	25,730
Electronic Arts, Inc.*	241	25,319
Fidelity National Information Services, Inc.	262	24,652
Lam Research Corp.	127	23,377
Fiserv, Inc.*	163	21,374
DXC Technology Co.	224	21,258
Western Digital Corp.	232	18,451
Autodesk, Inc.*	172	18,031
Hewlett Packard Enterprise Co.	1,250	17,950
Paychex, Inc.	251	17,088
Cerner Corp.*	248	16,713
Red Hat, Inc.*	139	16,694
Microchip Technology, Inc.	183	16,082
Skyworks Solutions, Inc.	144	13,673
Xilinx, Inc.	197	13,282
KLA-Tencor Corp.	123	12,924
NetApp, Inc.	211	11,672
Synopsys, Inc.*	118	10,058
ANSYS, Inc.*	67	9,889
Citrix Systems, Inc.*	112	9,856
Seagate Technology plc	227	9,498
Cadence Design Systems, Inc.*	221	9,242
Akamai Technologies, Inc.*	133	8,650
CA, Inc.	246	8,187
Qorvo, Inc.*	100	6,660
Advanced Micro Devices, Inc.*	643	6,610
Xerox Corp.	167	4,868
CSRA, Inc.	128	3,830
Total Technology		2,718,896

Communications - 4.7%
Amazon.com, Inc.*	314	367,213
Facebook, Inc. — Class A*	1,869	329,804
Alphabet, Inc. — Class C*	237	247,997
Alphabet, Inc. — Class A*	234	246,496
AT&T, Inc.	4,813	187,129
Verizon Communications, Inc.	3,198	169,270
Cisco Systems, Inc.	3,875	148,413
Comcast Corp. — Class A	3,656	146,423
Walt Disney Co.	1,184	127,292
Priceline Group, Inc.*	38	66,034
Netflix, Inc.*	339	65,074
Time Warner, Inc.	610	55,797
Charter Communications, Inc. — Class A*	152	51,066
eBay, Inc.*	761	28,720
Twenty-First Century Fox, Inc. — Class A	826	28,522
CBS Corp. — Class B	284	16,756
Symantec Corp.	486	13,637
Omnicom Group, Inc.	181	13,182
CenturyLink, Inc.	763	12,727
Twenty-First Century Fox, Inc. — Class B	344	11,737
Expedia, Inc.	96	11,498
Motorola Solutions, Inc.	127	11,473
DISH Network Corp. — Class A*	179	8,547
Viacom, Inc. — Class B	277	8,534
Juniper Networks, Inc.	294	8,379
VeriSign, Inc.*	66	7,553
F5 Networks, Inc.*	49	6,430
Scripps Networks Interactive, Inc. — Class A	75	6,404
Interpublic Group of Companies, Inc.	305	6,149
News Corp. — Class A	300	4,863
Discovery Communications, Inc. — Class C*	159	3,366
TripAdvisor, Inc.*	85	2,929
Discovery Communications, Inc. — Class A*	121	2,708
News Corp. — Class B	95	1,577
Total Communications		2,423,699

Industrial - 3.5%
Boeing Co.	439	129,465
General Electric Co.	6,797	118,608
3M Co.	468	110,153
Honeywell International, Inc.	597	91,556
Union Pacific Corp.	617	82,740
United Technologies Corp.	582	74,246
Caterpillar, Inc.	466	73,432
United Parcel Service, Inc. — Class B	539	64,222
Lockheed Martin Corp.	196	62,926
FedEx Corp.	193	48,161
General Dynamics Corp.	218	44,352
Raytheon Co.	227	42,642
Northrop Grumman Corp.	136	41,740
Illinois Tool Works, Inc.	242	40,378
Deere & Co.	251	39,284
CSX Corp.	701	38,562
Emerson Electric Co.	503	35,054
Norfolk Southern Corp.	224	32,457
Johnson Controls International plc	725	27,630
Eaton Corporation plc	345	27,258
Waste Management, Inc.	313	27,012
TE Connectivity Ltd.	276	26,231
Corning, Inc.	681	21,785
Cummins, Inc.	122	21,550
Amphenol Corp. — Class A	239	20,984
Parker-Hannifin Corp.	104	20,756
Roper Technologies, Inc.	80	20,720
Stanley Black & Decker, Inc.	120	20,363
Rockwell Automation, Inc.	101	19,832
Ingersoll-Rand plc	196	17,481
Fortive Corp.	240	17,364
Rockwell Collins, Inc.	128	17,359

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NOVA FUND

	Shares	Value

Agilent Technologies, Inc.	252	$16,877
Vulcan Materials Co.	104	13,351
Harris Corp.	93	13,173
AMETEK, Inc.	181	13,117
WestRock Co.	200	12,642
Mettler-Toledo International, Inc.*	20	12,390
Dover Corp.	122	12,321
L3 Technologies, Inc.	61	12,069
Republic Services, Inc. — Class A	178	12,035
Waters Corp.*	62	11,978
Textron, Inc.	206	11,658
Masco Corp.	247	10,853
Martin Marietta Materials, Inc.	49	10,831
TransDigm Group, Inc.	38	10,436
Ball Corp.	274	10,371
CH Robinson Worldwide, Inc.	109	9,711
Xylem, Inc.	141	9,616
Pentair plc	129	9,110
Arconic, Inc.	332	9,047
Expeditors International of Washington, Inc.	139	8,992
Packaging Corporation of America	74	8,921
Kansas City Southern	81	8,523
Fortune Brands Home & Security, Inc.	121	8,281
Snap-on, Inc.	45	7,843
J.B. Hunt Transport Services, Inc.	67	7,703
AO Smith Corp.	114	6,986
Sealed Air Corp.	141	6,951
PerkinElmer, Inc.	86	6,288
Jacobs Engineering Group, Inc.	94	6,200
Allegion plc	74	5,887
Acuity Brands, Inc.	33	5,808
Fluor Corp.	110	5,682
Garmin Ltd.	87	5,183
FLIR Systems, Inc.	109	5,082
Stericycle, Inc.*	67	4,555
Flowserve Corp.	102	4,297
Total Industrial		1,811,071

Consumer, Cyclical - 3.1%
Home Depot, Inc.	915	173,420
Wal-Mart Stores, Inc.	1,147	113,266
McDonald’s Corp.	625	107,575
Nike, Inc. — Class B	1,030	64,427
Starbucks Corp.	1,115	64,034
Costco Wholesale Corp.	343	63,839
Lowe’s Companies, Inc.	653	60,690
CVS Health Corp.	794	57,565
Walgreens Boots Alliance, Inc.	681	49,454
General Motors Co.	1,002	41,072
Ford Motor Co.	3,058	38,195
TJX Companies, Inc.	499	38,154
Marriott International, Inc. — Class A	240	32,575
Delta Air Lines, Inc.	514	28,784
Southwest Airlines Co.	428	28,012
Target Corp.	426	27,796
Ross Stores, Inc.	302	24,235
Yum! Brands, Inc.	264	21,545
Carnival Corp.	320	21,238
Dollar Tree, Inc.*	186	19,960
PACCAR, Inc.	276	19,618
VF Corp.	257	19,018
Dollar General Corp.	204	18,974
Aptiv plc	208	17,644
American Airlines Group, Inc.	334	17,378
O’Reilly Automotive, Inc.*	67	16,116
Royal Caribbean Cruises Ltd.	134	15,984
AutoZone, Inc.*	22	15,650
Mohawk Industries, Inc.*	50	13,795
DR Horton, Inc.	268	13,687
Best Buy Company, Inc.	199	13,626
MGM Resorts International	399	13,323
United Continental Holdings, Inc.*	197	13,278
Hilton Worldwide Holdings, Inc.	159	12,698
Fastenal Co.	225	12,306
Newell Brands, Inc.	384	11,866
L Brands, Inc.	194	11,683
Genuine Parts Co.	115	10,926
Wynn Resorts Ltd.	63	10,621
Ulta Beauty, Inc.*	46	10,288
Lennar Corp. — Class A	160	10,118
Tapestry, Inc.	223	9,863
LKQ Corp.*	242	9,842
WW Grainger, Inc.	41	9,686
Whirlpool Corp.	56	9,444
Darden Restaurants, Inc.	97	9,314
CarMax, Inc.*	143	9,171
Wyndham Worldwide Corp.	79	9,154
PVH Corp.	61	8,370
Tiffany & Co.	80	8,316
Hasbro, Inc.	89	8,089
BorgWarner, Inc.	155	7,919
Michael Kors Holdings Ltd.*	119	7,491
Norwegian Cruise Line Holdings Ltd.*	140	7,455
Tractor Supply Co.	98	7,326
Kohl’s Corp.[1]	132	7,158
Alaska Air Group, Inc.	96	7,057
PulteGroup, Inc.	212	7,049
Harley-Davidson, Inc.	132	6,716
Goodyear Tire & Rubber Co.	193	6,236
Macy’s, Inc.	239	6,020
Hanesbrands, Inc.	286	5,980
Gap, Inc.	171	5,824
Advance Auto Parts, Inc.	58	5,782
Chipotle Mexican Grill, Inc. — Class A*	19	5,492
Leggett & Platt, Inc.	103	4,916
Foot Locker, Inc.[1]	97	4,547
Ralph Lauren Corp. — Class A	43	4,459
Nordstrom, Inc.	91	4,312
Mattel, Inc.	269	4,137
Signet Jewelers Ltd.	47	2,658
Under Armour, Inc. — Class A*	145	2,092

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NOVA FUND

	Shares	Value

Under Armour, Inc. — Class C*	144	$1,918
Total Consumer, Cyclical		1,588,226

Energy - 2.1%
Exxon Mobil Corp.	3,321	277,768
Chevron Corp.	1,489	186,408
Schlumberger Ltd.	1,086	73,185
ConocoPhillips	937	51,432
EOG Resources, Inc.	453	48,883
Occidental Petroleum Corp.	600	44,196
Phillips 66	337	34,087
Halliburton Co.	684	33,427
Valero Energy Corp.	343	31,525
Kinder Morgan, Inc.	1,505	27,195
Marathon Petroleum Corp.	383	25,270
Anadarko Petroleum Corp.	429	23,012
Pioneer Natural Resources Co.	133	22,989
Williams Companies, Inc.	648	19,758
Concho Resources, Inc.*	117	17,576
Devon Energy Corp.	412	17,057
ONEOK, Inc.	301	16,089
Andeavor	112	12,806
Apache Corp.	299	12,624
Marathon Oil Corp.	666	11,275
Noble Energy, Inc.	381	11,102
Equities Corp.	192	10,929
TechnipFMC plc	344	10,771
National Oilwell Varco, Inc.	298	10,734
Baker Hughes a GE Co.	336	10,631
Cabot Oil & Gas Corp. — Class A	363	10,382
Hess Corp.	212	10,064
Cimarex Energy Co.	75	9,151
Helmerich & Payne, Inc.	85	5,494
Newfield Exploration Co.*	156	4,919
Range Resources Corp.	177	3,020
Chesapeake Energy Corp.*	712	2,819
Total Energy		1,086,578

Utilities - 1.0%
NextEra Energy, Inc.	369	57,634
Duke Energy Corp.	549	46,176
Dominion Energy, Inc.	504	40,854
Southern Co.	787	37,847
Exelon Corp.	753	29,676
American Electric Power Company, Inc.	386	28,398
Sempra Energy	197	21,063
Consolidated Edison, Inc.	243	20,643
Public Service Enterprise Group, Inc.	397	20,446
Xcel Energy, Inc.	398	19,148
PG&E Corp.	402	18,022
PPL Corp.	536	16,589
WEC Energy Group, Inc.	247	16,408
Edison International	255	16,126
Eversource Energy	248	15,669
DTE Energy Co.	141	15,434
American Water Works Company, Inc.	140	12,809
Entergy Corp.	141	11,476
Ameren Corp.	190	11,208
FirstEnergy Corp.	349	10,686
CMS Energy Corp.	221	10,453
CenterPoint Energy, Inc.	338	9,586
Alliant Energy Corp.	181	7,712
Pinnacle West Capital Corp.	88	7,496
NiSource, Inc.	264	6,777
NRG Energy, Inc.	236	6,721
AES Corp.	518	5,610
SCANA Corp.	112	4,455
Total Utilities		525,122

Basic Materials - 0.9%
DowDuPont, Inc.	1,834	130,618
Monsanto Co.	344	40,172
Praxair, Inc.	224	34,648
Air Products & Chemicals, Inc.	171	28,058
LyondellBasell Industries N.V. — Class A	254	28,021
Sherwin-Williams Co.	65	26,653
PPG Industries, Inc.	199	23,247
Freeport-McMoRan, Inc.*	1,055	20,003
International Paper Co.	324	18,773
Nucor Corp.	249	15,831
Newmont Mining Corp.	418	15,683
Albemarle Corp.	87	11,126
Eastman Chemical Co.	113	10,468
FMC Corp.	105	9,939
International Flavors & Fragrances, Inc.	62	9,462
CF Industries Holdings, Inc.	183	7,785
Mosaic Co.	275	7,057
Total Basic Materials		437,544

Diversified - 0.0%
Leucadia National Corp.	246	6,517

Total Common Stocks
(Cost $15,764,437)		17,877,142

MUTUAL FUNDS† - 51.5%
Guggenheim Strategy Fund II2	660,808	16,526,813
Guggenheim Strategy Fund I2	404,721	10,142,312
Total Mutual Funds
(Cost $26,583,662)		26,669,125

	Face Amount

U.S. TREASURY BILLS†† - 1.4%
U.S Treasury Bills
1.26% due 03/01/18[3,4,5]	$500,000	498,975
1.31% due 04/19/18[4,5,6]	250,000	248,963
Total U.S. Treasury Bills
(Cost $747,957)		747,938

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NOVA FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 7.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[3]	$2,384,813	$2,384,813
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[3]	1,272,782	1,272,782
Total Repurchase Agreements
(Cost $3,657,595)		3,657,595

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[9]	1,803	1,803
Total Securities Lending Collateral
(Cost $1,803)		1,803

Total Investments - 94.6%
(Cost $46,755,454)		$48,953,603
Other Assets & Liabilities, net - 5.4%		2,771,404
Total Net Assets - 100.0%		$51,725,007

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	85	Mar 2018	$11,380,438	$134,035

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	2.02%	At Maturity	01/26/18	1,200	$3,207,742	$(10,810)
Barclays Bank plc	S&P 500 Index	1.93%	At Maturity	01/30/18	3,268	8,738,623	(45,530)
Goldman Sachs International	S&P 500 Index	1.98%	At Maturity	01/26/18	13,753	36,769,690	(57,445)
						$48,716,055	$(113,785)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,877,142	$—	$—	$—	$—	$17,877,142
Equity Futures Contracts	—	134,035	—	—	—	134,035
Mutual Funds	26,669,125	—	—	—	—	26,669,125
Repurchase Agreements	—	—	3,657,595	—	—	3,657,595
Securities Lending Collateral	1,803	—	—	—	—	1,803
U.S. Treasury Bills	—	—	747,938	—	—	747,938
Total Assets	$44,548,070	$134,035	$4,405,533	$—	$—	$49,087,638

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$113,785	$—	$113,785

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 10,509,393	$ 6,707,086	$ (7,100,000)	$ 12,713	$ 13,120	$ 10,142,312	404,721	$ 198,785	$ 3,646
Guggenheim Strategy Fund II	7,423,618	14,214,937	(5,130,000)	(549)	18,807	16,526,813	660,808	234,582	5,626
	$ 17,933,011	$ 20,922,023	$ (12,230,000)	$ 12,164	$ 31,927	$ 26,669,125		$ 433,367	$ 9,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $1,731 of securities loaned (cost $16,514,197)	$18,626,883
Investments in affiliated issuers, at value (cost $26,583,662)	26,669,125
Repurchase agreements, at value (cost $3,657,595)	3,657,595
Segregated cash with broker	304,103
Receivables:
Fund shares sold	14,066,014
Swap settlement	229,658
Dividends	54,686
Securities sold	9,140
Interest	429
Securities lending income	20
Total assets	63,617,653

Liabilities:
Overdraft due to custodian bank	200,776
Unrealized depreciation on swap agreements	113,785
Payable for:
Securities purchased	11,427,880
Management fees	30,539
Variation margin	29,064
Transfer agent and administrative fees	10,180
Investor service fees	10,180
Portfolio accounting fees	4,072
Return of securities loaned	1,803
Fund shares redeemed	325
Miscellaneous	64,042
Total liabilities	11,892,646
Commitments and contingent liabilities (Note 12)	—
Net assets	$51,725,007

Net assets consist of:
Paid in capital	$47,247,623
Undistributed net investment income	77,173
Accumulated net realized gain on investments	2,181,812
Net unrealized appreciation on investments	2,218,399
Net assets	$51,725,007
Capital shares outstanding	457,763
Net asset value per share	$113.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$137,918
Dividends from securities of affiliated issuers	433,367
Interest	51,364
Income from securities lending, net	108
Total investment income	622,757

Expenses:
Management fees	256,088
Investor service fees	85,363
Transfer agent and administrative fees	85,363
Professional fees	47,872
Portfolio accounting fees	34,145
Custodian fees	5,881
Trustees’ fees*	3,659
Line of credit fees	100
Miscellaneous	30,354
Total expenses	548,825
Net investment income	73,932

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	440,876
Investments in affiliated issuers	12,164
Swap agreements	7,991,316
Futures contracts	1,074,458
Distributions received from affiliated investment company shares	9,272
Net realized gain	9,528,086
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	755,381
Investments in affiliated issuers	31,927
Swap agreements	(247,488)
Futures contracts	142,208
Net change in unrealized appreciation (depreciation)	682,028
Net realized and unrealized gain	10,210,114
Net increase in net assets resulting from operations	$10,284,046

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$73,932	$12,574
Net realized gain on investments	9,528,086	9,428,343
Net change in unrealized appreciation (depreciation) on investments	682,028	(5,230,098)
Net increase in net assets resulting from operations	10,284,046	4,210,819

Distributions to shareholders from:
Net investment income	(13,432)	—
Net realized gains	(1,183,600)	—
Total distributions to shareholders	(1,197,032)	—

Capital share transactions:
Proceeds from sale of shares	293,927,461	185,187,116
Distributions reinvested	1,197,032	—
Cost of shares redeemed	(291,254,450)	(181,112,737)
Net increase from capital share transactions	3,870,043	4,074,379
Net increase in net assets	12,957,057	8,285,198

Net assets:
Beginning of year	38,767,950	30,482,752
End of year	$51,725,007	$38,767,950
Undistributed net investment income at end of year	$77,173	$14,645

Capital share activity:
Shares sold	2,916,039	2,282,588	*
Shares issued from reinvestment of distributions	12,137	—
Shares redeemed	(2,903,190)	(2,243,557	)*
Net increase in shares	24,986	39,031	*

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$89.58	$77.42	$77.97	$65.81	$44.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.06	(.12)	(.02)	.07
Net gain (loss) on investments (realized and unrealized)	27.62	12.10	(.43)	12.25	21.59
Total from investment operations	27.84	12.16	(.55)	12.23	21.66
Less distributions from:
Net investment income	(.05)	—	—	(.07)	(.06)
Net realized gains	(4.37)	—	—	—	—
Total distributions	(4.42)	—	—	(.07)	(.06)
Net asset value, end of period	$113.00	$89.58	$77.42	$77.97	$65.81

Total Return[b]	31.78%	15.72%	(0.72%)	18.59%	48.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,725	$38,768	$30,483	$38,983	$53,515
Ratios to average net assets:
Net investment income (loss)	0.22%	0.04%	(0.15%)	(0.03%)	0.13%
Total expenses[c]	1.61%	1.56%	1.51%	1.59%	1.54%
Portfolio turnover rate	412%	636%	342%	694%	298%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -17.35%, while the S&P 500 Index returned 21.83% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Energy sector detracted the most from return of the underlying index for the period, followed by the Telecommunications Services sector.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2017. General Electric Co., Schlumberger NV, and Exxon Mobil Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	35.5%
Guggenheim Strategy Fund I	26.1%
Total	61.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance *,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(17.35%)	(15.26%)	(12.07%)
S&P 500 Index	21.83%	15.79%	8.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 61.6%
Guggenheim Strategy Fund II1	36,554	$914,204
Guggenheim Strategy Fund I1	26,789	671,339
Total Mutual Funds
(Cost $1,570,728)		1,585,543

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 7.8%
Fannie Mae[2]
1.26% due 01/12/18[3,4]	$100,000	99,961
Federal Home Loan Bank[5]
1.27% due 01/24/18[3,4]	100,000	99,919
Total Federal Agency Discount Notes
(Cost $199,880)		199,880

FEDERAL AGENCY NOTES†† - 5.8%
Federal Farm Credit Bank[5]
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[6]	150,000	150,000
Total Federal Agency Notes
(Cost $150,001)		150,000

REPURCHASE AGREEMENTS††,7 - 27.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	454,816	454,816
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	242,737	242,737
Total Repurchase Agreements
(Cost $697,553)		697,553

Total Investments - 102.3%
(Cost $2,618,162)		$2,632,976
Other Assets & Liabilities, net - (2.3)%		(60,042)
Total Net Assets - 100.0%		$2,572,934

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	1	Mar 2018	$133,888	$(1,779)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(1.52%)	At Maturity	01/26/18	538	$1,438,626	$4,848
Barclays Bank plc	S&P 500 Index	(1.78%)	At Maturity	01/30/18	221	591,776	3,083
Goldman Sachs International	S&P 500 Index	(1.88%)	At Maturity	01/26/18	166	443,264	1,650
						$2,473,666	$9,581

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$9,581	$—	$9,581
Federal Agency Discount Notes	—	—	199,880	—	—	199,880
Federal Agency Notes	—	—	150,000	—	—	150,000
Mutual Funds	1,585,543	—	—	—	—	1,585,543
Repurchase Agreements	—	—	697,553	—	—	697,553
Total Assets	$1,585,543	$—	$1,047,433	$9,581	$—	$2,642,557

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$1,779	$—	$—	$—	$1,779

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 1,127,468	$ 1,590,410	$ (2,050,000)	$ 5,297	$ (1,836)	$ 671,339	26,789	$ 25,062	$ 405
Guggenheim Strategy Fund II	1,561,610	1,043,430	(1,695,000)	5,865	(1,701)	914,204	36,554	32,971	577
	$ 2,689,078	$ 2,633,840	$ (3,745,000)	$ 11,162	$ (3,537)	$ 1,585,543		$ 58,033	$ 982

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $349,881)	$349,880
Investments in affiliated issuers, at value (cost $1,570,728)	1,585,543
Repurchase agreements, at value (cost $697,553)	697,553
Segregated cash with broker	214,500
Unrealized appreciation on swap agreements	9,581
Receivables:
Dividends	3,303
Swap settlement	360
Variation margin	398
Interest	258
Total assets	2,861,376

Liabilities:
Payable for:
Fund shares redeemed	275,646
Securities purchased	3,382
Management fees	2,165
Transfer agent and administrative fees	601
Investor service fees	601
Portfolio accounting fees	241
Miscellaneous	5,806
Total liabilities	288,442
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,572,934

Net assets consist of:
Paid in capital	$16,559,579
Undistributed net investment income	—
Accumulated net realized loss on investments	(14,009,261)
Net unrealized appreciation on investments	22,616
Net assets	$2,572,934
Capital shares outstanding	36,966
Net asset value per share	$69.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$58,033
Interest	12,672
Total investment income	70,705

Expenses:
Management fees	39,536
Investor service fees	10,982
Transfer agent and administrative fees	10,982
Professional fees	5,264
Portfolio accounting fees	4,393
Custodian fees	869
Trustees’ fees*	781
Miscellaneous	4,358
Total expenses	77,165
Net investment loss	(6,460)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	11,162
Swap agreements	(768,305)
Futures contracts	(48,680)
Distributions received from affiliated investment company shares	982
Net realized loss	(804,841)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	151
Investments in affiliated issuers	(3,537)
Swap agreements	(23,015)
Futures contracts	(2,700)
Net change in unrealized appreciation (depreciation)	(29,101)
Net realized and unrealized loss	(833,942)
Net decrease in net assets resulting from operations	$(840,402)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(6,460)	$(59,123)
Net realized loss on investments	(804,841)	(925,533)
Net change in unrealized appreciation (depreciation) on investments	(29,101)	(4,832)
Net decrease in net assets resulting from operations	(840,402)	(989,488)

Capital share transactions:
Proceeds from sale of shares	52,117,952	108,998,026
Cost of shares redeemed	(53,288,975)	(112,921,663)
Net decrease from capital share transactions	(1,171,023)	(3,923,637)
Net decrease in net assets	(2,011,425)	(4,913,125)

Net assets:
Beginning of year	4,584,359	9,497,484
End of year	$2,572,934	$4,584,359
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	681,570	1,168,659 *
Shares redeemed	(699,041)	(1,213,455)*
Net decrease in shares	(17,471)	(44,796)*

*	Capital share activity for the period ended December 31, 2016, has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$84.21	$95.71	$100.13	$117.09	$159.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.11)	(1.32)	(1.62)	(2.22)
Net gain (loss) on investments (realized and unrealized)	(14.50)	(11.39)	(3.10)	(15.34)	(39.97)
Total from investment operations	(14.61)	(11.50)	(4.42)	(16.96)	(42.19)
Net asset value, end of period	$69.60	$84.21	$95.71	$100.13	$117.09

Total Return[b]	(17.35%)	(12.01%)	(4.43%)	(14.45%)	(26.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,573	$4,584	$9,497	$4,456	$6,797
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.69%)	(1.38%)	(1.46%)	(1.64%)
Total expenses[c]	1.76%	1.71%	1.66%	1.72%	1.69%
Portfolio turnover rate	100%	311%	137%	398%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended December 31, 2017, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund returned 31.12%, while the NASDAQ-100 Index returned 32.99% over the same time period.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from performance. The Real Estate sector contributed the least to the performance of the underlying index for the year.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2017. Walgreens Boots Alliance, Inc., Kraft Heinz Co., and Celgene Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.9%
Apple, Inc.	9.0%
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.8%
Guggenheim Strategy Fund I	5.7%
Facebook, Inc. — Class A	4.3%
Alphabet, Inc. — Class C	3.8%
Alphabet, Inc. — Class A	3.2%
Intel Corp.	2.2%
Cisco Systems, Inc.	2.0%
Top Ten Total	58.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	31.12%	18.92%	11.49%
NASDAQ-100 Index	32.99%	20.68%	13.05%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2017
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 75.4%

Technology - 30.2%
Apple, Inc.	40,658	$6,880,553
Microsoft Corp.	61,090	5,225,639
Intel Corp.	37,060	1,710,690
NVIDIA Corp.	4,799	928,606
Broadcom Ltd.	3,231	830,044
Texas Instruments, Inc.	7,804	815,050
QUALCOMM, Inc.	11,674	747,369
Adobe Systems, Inc.*	3,904	684,137
Applied Materials, Inc.	8,445	431,708
Activision Blizzard, Inc.	5,987	379,097
Micron Technology, Inc.*	9,132	375,508
Cognizant Technology Solutions Corp. — Class A	4,669	331,593
Intuit, Inc.	2,024	319,347
Analog Devices, Inc.	2,919	259,879
Electronic Arts, Inc.*	2,438	256,136
Lam Research Corp.	1,282	235,978
Fiserv, Inc.*	1,650	216,364
NetEase, Inc. ADR	601	207,387
Paychex, Inc.	2,843	193,551
Western Digital Corp.	2,342	186,259
Autodesk, Inc.*	1,736	181,985
Cerner Corp.*	2,632	177,370
Microchip Technology, Inc.	1,852	162,754
Skyworks Solutions, Inc.	1,451	137,772
Check Point Software Technologies Ltd.*	1,294	134,084
Xilinx, Inc.	1,987	133,963
KLA-Tencor Corp.	1,241	130,392
Maxim Integrated Products, Inc.	2,229	116,532
Workday, Inc. — Class A*	1,085	110,388
CA, Inc.	3,314	110,290
Citrix Systems, Inc.*	1,193	104,984
Synopsys, Inc.*	1,190	101,436
Take-Two Interactive Software, Inc.*	903	99,131
ASML Holding N.V. — Class G	569	98,904
Seagate Technology plc	2,291	95,856
Cadence Design Systems, Inc.*	2,236	93,510
Total Technology		23,204,246

Communications - 27.8%
Amazon.com, Inc.*	3,816	4,462,697
Facebook, Inc. — Class A*	18,885	3,332,447
Alphabet, Inc. — Class C*	2,767	2,895,389
Alphabet, Inc. — Class A*	2,362	2,488,131
Cisco Systems, Inc.	39,148	1,499,368
Comcast Corp. — Class A	36,936	1,479,287
Priceline Group, Inc.*	386	670,768
Charter Communications, Inc. — Class A*	1,969	661,505
Netflix, Inc.*	3,427	657,847
Baidu, Inc. ADR*	2,223	520,649
T-Mobile US, Inc.*	6,588	418,404
eBay, Inc.*	8,272	312,185
JD.com, Inc. ADR*	7,301	302,407
Twenty-First Century Fox, Inc. — Class A	8,346	288,187
Twenty-First Century Fox, Inc. — Class B	6,323	215,741
Sirius XM Holdings, Inc.[1]	36,393	195,066
Ctrip.com International Ltd. ADR*	3,627	159,951
Liberty Global plc — Class C*	4,659	157,661
Symantec Corp.	4,910	137,775
Expedia, Inc.	1,106	132,466
Vodafone Group plc ADR	3,684	117,520
MercadoLibre, Inc.	350	110,131
DISH Network Corp. — Class A*	1,805	86,189
Liberty Global plc — Class A*	1,751	62,756
Liberty Ventures*	644	34,930
Total Communications		21,399,457

Consumer, Non-cyclical - 11.3%
Amgen, Inc.	5,748	999,577
Kraft Heinz Co.	9,649	750,306
Gilead Sciences, Inc.	10,344	741,044
PayPal Holdings, Inc.*	9,518	700,715
Celgene Corp.*	6,235	650,685
Biogen, Inc.*	1,675	533,605
Mondelez International, Inc. — Class A	11,834	506,495
Automatic Data Processing, Inc.	3,512	411,571
Express Scripts Holding Co.*	4,485	334,760
Intuitive Surgical, Inc.*	887	323,702
Regeneron Pharmaceuticals, Inc.*	836	314,303
Vertex Pharmaceuticals, Inc.*	2,003	300,170
Monster Beverage Corp.*	4,466	282,653
Illumina, Inc.*	1,156	252,574
Alexion Pharmaceuticals, Inc.*	1,769	211,555
Mylan N.V.*	4,248	179,733
Incyte Corp.*	1,671	158,260
Align Technology, Inc.*	635	141,091
Cintas Corp.	842	131,209
Verisk Analytics, Inc. — Class A*	1,304	125,184
BioMarin Pharmaceutical, Inc.*	1,391	124,035
Dentsply Sirona, Inc.	1,819	119,745
IDEXX Laboratories, Inc.*	691	108,058
Hologic, Inc.*	2,183	93,323
Shire plc ADR	587	91,056
Henry Schein, Inc.*	1,243	86,861
Total Consumer, Non-cyclical		8,672,270

Consumer, Cyclical - 5.5%
Starbucks Corp.	11,267	647,064
Costco Wholesale Corp.	3,460	643,975
Walgreens Boots Alliance, Inc.	7,842	569,486
Tesla, Inc.*,1	1,331	414,407
Marriott International, Inc. — Class A	2,887	391,853
Ross Stores, Inc.	3,053	245,003
Dollar Tree, Inc.*	1,878	201,528
PACCAR, Inc.	2,784	197,887
American Airlines Group, Inc.	3,789	197,142
O’Reilly Automotive, Inc.*	673	161,884
Wynn Resorts Ltd.	814	137,232
Fastenal Co.	2,276	124,474
Ulta Beauty, Inc.*	483	108,028
Hasbro, Inc.	986	89,617

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NASDAQ-100® FUND

	Shares	Value

Liberty Interactive Corporation QVC Group — Class A*	3,176	$77,558
Total Consumer, Cyclical		4,207,138

Industrial - 0.6%
CSX Corp.	7,077	389,306
J.B. Hunt Transport Services, Inc.	869	99,917
Total Industrial		489,223

Total Common Stocks
(Cost $35,013,730)		57,972,334

MUTUAL FUNDS† - 21.6%
Guggenheim Strategy Fund II2	490,203	12,259,973
Guggenheim Strategy Fund I2	173,649	4,351,654
Total Mutual Funds
(Cost $16,577,557)		16,611,627

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 0.7%
Federal Home Loan Bank[3]
1.05% due 01/02/18[4,5]	$500,000	499,985
Total Federal Agency Discount Notes
(Cost $499,985)		499,985

U.S. TREASURY BILLS†† - 0.5%
U. S. Treasury Bills
1.31% due 04/19/18[5,6]	200,000	199,171
1.26% due 03/01/18[5,7]	160,000	159,672
Total U.S. Treasury Bills
(Cost $358,869)		358,843

REPURCHASE AGREEMENTS††,8 - 1.5%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[7]	770,930	770,930
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[7]	411,447	411,447
Total Repurchase Agreements
(Cost $1,182,377)		1,182,377

	Shares

SECURITIES LENDING COLLATERAL†,9 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[10]	475,766	475,766
Total Securities Lending Collateral
(Cost $475,766)		475,766

Total Investments - 100.3%
(Cost $54,108,284)		$77,100,932
Other Assets & Liabilities, net - (0.3)%		(239,097)
Total Net Assets - 100.0%		$76,861,835

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	60	Mar 2018	$7,692,300	$82,181

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	1.98%	At Maturity	01/30/18	151	$964,811	$(6,788)
Goldman Sachs International	NASDAQ-100 Index	2.08%	At Maturity	01/26/18	429	2,745,854	(15,772)
BNP Paribas	NASDAQ-100 Index	2.07%	At Maturity	01/26/18	1,112	7,111,346	(43,059)
						$10,822,011	$(65,619)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NASDAQ-100® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[7]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$57,972,334	$—	$—	$—	$—	$57,972,334
Equity Futures Contracts	—	82,181	—	—	—	82,181
Federal Agency Discount Notes	—	—	499,985	—	—	499,985
Mutual Funds	16,611,627	—	—	—	—	16,611,627
Repurchase Agreements	—	—	1,182,377	—	—	1,182,377
Securities Lending Collateral	475,766	—	—	—	—	475,766
U.S. Treasury Bills	—	—	358,843	—	—	358,843
Total Assets	$75,059,727	$82,181	$2,041,205	$—	$—	$77,183,113

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$65,619	$—	$65,619

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 10,255,870	$ 13,690,757	$ (19,650,000)	$ 65,289	$ (10,262)	$ 4,351,654	173,649	$ 239,898	$ 1,455
Guggenheim Strategy Fund II	4,387,709	18,387,192	(10,520,000)	3,569	1,503	12,259,973	490,203	200,500	6,522
	$ 14,643,579	$ 32,077,949	$ (30,170,000)	$ 68,858	$ (8,759)	$ 16,611,627		$ 440,398	$ 7,977

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $457,023 of securities loaned (cost $36,348,350)	$59,306,928
Investments in affiliated issuers, at value (cost $16,577,557)	16,611,627
Repurchase agreements, at value (cost $1,182,377)	1,182,377
Cash	5,652
Segregated cash with broker	132,064
Receivables:
Fund shares sold	416,295
Dividends	44,041
Securities sold	26,752
Securities lending income	172
Interest	139
Total assets	77,726,047

Liabilities:
Unrealized depreciation on swap agreements	65,619
Payable for:
Return of securities loaned	475,766
Management fees	50,375
Variation margin	43,200
Fund shares redeemed	36,545
Securities purchased	30,754
Transfer agent and administrative fees	16,792
Investor service fees	16,792
Portfolio accounting fees	6,717
Swap settlement	941
Miscellaneous	120,711
Total liabilities	864,212
Commitments and contingent liabilities (Note 12)	—
Net assets	$76,861,835

Net assets consist of:
Paid in capital	$52,211,768
Undistributed net investment income	—
Accumulated net realized gain on investments	1,640,857
Net unrealized appreciation on investments	23,009,210
Net assets	$76,861,835
Capital shares outstanding	1,986,088
Net asset value per share	$38.70

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $242)	$509,657
Dividends from securities of affiliated issuers	440,398
Interest	42,784
Income from securities lending, net	3,429
Total investment income	996,268

Expenses:
Management fees	556,300
Investor service fees	185,433
Transfer agent and administrative fees	185,433
Professional fees	105,016
Portfolio accounting fees	74,173
Custodian fees	12,477
Trustees’ fees*	8,799
Line of credit fees	425
Miscellaneous	91,662
Total expenses	1,219,718
Net investment loss	(223,450)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,120,934
Investments in affiliated issuers	68,858
Swap agreements	4,870,100
Futures contracts	1,884,930
Distributions received from affiliated investment company shares	7,977
Net realized gain	8,952,799
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,872,514
Investments in affiliated issuers	(8,759)
Swap agreements	29,234
Futures contracts	135,613
Net change in unrealized appreciation (depreciation)	11,028,602
Net realized and unrealized gain	19,981,401
Net increase in net assets resulting from operations	$19,757,951

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(223,450)	$(214,760)
Net realized gain on investments	8,952,799	13,610,926
Net change in unrealized appreciation (depreciation) on investments	11,028,602	(14,788,491)
Net increase (decrease) in net assets resulting from operations	19,757,951	(1,392,325)

Distributions to shareholders from:
Net realized gains	(5,453,414)	(7,342,071)
Total distributions to shareholders	(5,453,414)	(7,342,071)

Capital share transactions:
Proceeds from sale of shares	192,464,835	177,841,642
Distributions reinvested	5,453,414	7,342,071
Cost of shares redeemed	(196,876,945)	(213,476,697)
Net increase (decrease) from capital share transactions	1,041,304	(28,292,984)
Net increase (decrease) in net assets	15,345,841	(37,027,380)

Net assets:
Beginning of year	61,515,994	98,543,374
End of year	$76,861,835	$61,515,994
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	5,318,119	5,529,359
Shares issued from reinvestment of distributions	155,368	243,761
Shares redeemed	(5,416,663)	(6,728,211)
Net increase (decrease) in shares	56,824	(955,091)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$31.89	$34.16	$33.70	$30.37	$22.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.11)	(.16)	(.11)	(.09)
Net gain (loss) on investments (realized and unrealized)	9.73	1.92	2.90	5.40	7.89
Total from investment operations	9.62	1.81	2.74	5.29	7.80
Less distributions from:
Net realized gains	(2.81)	(4.08)	(2.28)	(1.96)	—
Total distributions	(2.81)	(4.08)	(2.28)	(1.96)	—
Net asset value, end of period	$38.70	$31.89	$34.16	$33.70	$30.37

Total Return[b]	31.12%	5.98%	8.24%	17.45%	34.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,862	$61,516	$98,543	$82,082	$72,810
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.34%)	(0.47%)	(0.33%)	(0.36%)
Total expenses[c]	1.64%	1.60%	1.54%	1.60%	1.57%
Portfolio turnover rate	101%	284%	241%	225%	186%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, with the NASDAQ-100 Index returning 32.99%, the Inverse NASDAQ-100® Strategy Fund returned -24.66%. For the one-year period ended December 31, 2017, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from performance. The Real Estate sector contributed the least to the performance of the underlying index for the year.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2017. Walgreens Boots Alliance, Inc., Kraft Heinz Co., and Celgene Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	20.6%
Guggenheim Strategy Fund II	20.5%
Total	41.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(24.66%)	(19.26%)	(15.98%)
NASDAQ-100 Index	32.99%	20.68%	13.05%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 41.1%
Guggenheim Strategy Fund I1	6,329	$158,610
Guggenheim Strategy Fund II1	6,337	158,498
Total Mutual Funds
(Cost $313,951)		317,108

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 25.9%
Fannie Mae[2]
1.26% due 01/12/18[3,4]	$100,000	99,961
Freddie Mac[2]
1.31% due 02/02/18[3,4]	100,000	99,884
Total Federal Agency Discount Notes
(Cost $199,845)		199,845

FEDERAL AGENCY NOTES†† - 13.0%
Federal Farm Credit Bank[5]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	50,000	50,002
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[6]	50,000	50,000
Total Federal Agency Notes
(Cost $100,002)		100,002

REPURCHASE AGREEMENTS††,7 - 16.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	82,759	82,759
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	44,169	44,169
Total Repurchase Agreements
(Cost $126,928)		126,928

Total Investments - 96.4%
(Cost $740,726)		$743,883
Other Assets & Liabilities, net - 3.6%		28,115
Total Net Assets - 100.0%		$771,998

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(1.83%)	At Maturity	01/30/18	46	$296,343	$2,085
Goldman Sachs International	NASDAQ-100 Index	(1.78%)	At Maturity	01/26/18	45	287,217	1,650
BNP Paribas	NASDAQ-100 Index	(1.57%)	At Maturity	01/26/18	30	190,456	1,153
						$774,016	$4,888

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$4,888	$—	$4,888
Federal Agency Discount Notes	—	199,845	—	—	199,845
Federal Agency Notes	—	100,002	—	—	100,002
Mutual Funds	317,108	—	—	—	317,108
Repurchase Agreements	—	126,928	—	—	126,928
Total Assets	$317,108	$426,775	$4,888	$—	$748,771

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 564,036	$ 628,393	$ (1,035,000)	$ 2,417	$ (1,236)	$ 158,610	6,329	$ 8,271	$ 155
Guggenheim Strategy Fund II	515,846	310,895	(670,000)	3,777	(2,020)	158,498	6,337	10,768	164
	$ 1,079,882	$ 939,288	$ (1,705,000)	$ 6,194	$ (3,256)	$ 317,108		$ 19,039	$ 319

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $299,847)	$299,847
Investments in affiliated issuers, at value (cost $313,951)	317,108
Repurchase agreements, at value (cost $126,928)	126,928
Segregated cash with broker	40,000
Unrealized appreciation on swap agreements	4,888
Receivables:
Securities sold	250,000
Swap settlement	1,483
Dividends	1,069
Fund shares sold	160
Interest	121
Total assets	1,041,604

Liabilities:
Payable for:
Fund shares redeemed	261,957
Management fees	1,261
Securities purchased	1,097
Transfer agent and administrative fees	350
Investor service fees	350
Portfolio accounting fees	140
Miscellaneous	4,451
Total liabilities	269,606
Commitments and contingent liabilities (Note 12)	—
Net assets	$771,998

Net assets consist of:
Paid in capital	$6,959,706
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,195,753)
Net unrealized appreciation on investments	8,045
Net assets	$771,998
Capital shares outstanding	13,023
Net asset value per share	$59.28

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$19,039
Interest	5,768
Total investment income	24,807

Expenses:
Management fees	13,779
Investor service fees	3,827
Transfer agent and administrative fees	3,827
Professional fees	1,785
Portfolio accounting fees	1,531
Custodian fees	331
Trustees’ fees*	277
Miscellaneous	2,093
Total expenses	27,450
Net investment loss	(2,643)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	6,194
Swap agreements	(463,051)
Futures contracts	(2,262)
Distributions received from affiliated investment company shares	319
Net realized loss	(458,800)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(3,256)
Swap agreements	(24,144)
Futures contracts	(568)
Net change in unrealized appreciation (depreciation)	(27,968)
Net realized and unrealized loss	(486,768)
Net decrease in net assets resulting from operations	$(489,411)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,643)	$(25,159)
Net realized loss on investments	(458,800)	(630,788)
Net change in unrealized appreciation (depreciation) on investments	(27,968)	23,824
Net decrease in net assets resulting from operations	(489,411)	(632,123)

Capital share transactions:
Proceeds from sale of shares	38,954,509	60,176,348
Cost of shares redeemed	(40,345,194)	(58,419,384)
Net increase (decrease) from capital share transactions	(1,390,685)	1,756,964
Net increase (decrease) in net assets	(1,880,096)	1,124,841

Net assets:
Beginning of year	2,652,094	1,527,253
End of year	$771,998	$2,652,094
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	588,712	677,118 *
Shares redeemed	(609,395)	(660,980)*
Net increase (decrease) in shares	(20,683)	16,138 *

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 11.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$78.68	$86.94	$99.74	$122.62	$172.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.18)	(1.36)	(1.68)	(2.60)
Net gain (loss) on investments (realized and unrealized)	(19.29)	(8.08)	(11.44)	(21.20)	(47.61)
Total from investment operations	(19.40)	(8.26)	(12.80)	(22.88)	(50.21)
Net asset value, end of period	$59.28	$78.68	$86.94	$99.74	$122.62

Total Return[b]	(24.66%)	(9.48%)	(12.87%)	(18.63%)	(29.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$772	$2,652	$1,527	$1,634	$2,466
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.78%)	(1.47%)	(1.47%)	(1.68%)
Total expenses[c]	1.79%	1.74%	1.70%	1.77%	1.73%
Portfolio turnover rate	119%	382%	406%	302%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned 43.49%, while the S&P 500 Index returned 21.83% over the same time period.

The sectors contributing the most to the performance of the underlying index for the period were Information Technology and Financials. The Energy sector detracted the most from return of the underlying index for the period, followed by the Telecommunications Services sector.

Apple, Inc., Microsoft Corp., and Amazon.com, Inc. contributed the most to performance of the underlying index for 2017. General Electric Co., Schlumberger NV, and Exxon Mobil Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.8%
Guggenheim Strategy Fund I	29.2%
Apple, Inc.	1.1%
Microsoft Corp.	0.8%
Amazon.com, Inc.	0.6%
Facebook, Inc. — Class A	0.5%
Berkshire Hathaway, Inc. — Class B	0.5%
Johnson & Johnson	0.5%
JPMorgan Chase & Co.	0.5%
Exxon Mobil Corp.	0.4%
Top Ten Total	63.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	43.49%	29.00%	10.07%
S&P 500 Index	21.83%	15.79%	8.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 27.2%

Consumer, Non-cyclical - 5.9%
Johnson & Johnson	1,172	$163,752
Procter & Gamble Co.	1,110	101,987
Pfizer, Inc.	2,597	94,063
UnitedHealth Group, Inc.	423	93,255
Coca-Cola Co.	1,671	76,665
PepsiCo, Inc.	620	74,350
Philip Morris International, Inc.	677	71,525
AbbVie, Inc.	695	67,214
Merck & Company, Inc.	1,192	67,074
Altria Group, Inc.	831	59,342
Amgen, Inc.	316	54,952
Medtronic plc	590	47,643
Bristol-Myers Squibb Co.	714	43,754
Abbott Laboratories	758	43,259
Gilead Sciences, Inc.	569	40,763
PayPal Holdings, Inc.*	492	36,221
Celgene Corp.*	343	35,796
Eli Lilly & Co.	422	35,642
Thermo Fisher Scientific, Inc.	175	33,229
Biogen, Inc.*	92	29,308
Colgate-Palmolive Co.	383	28,897
Mondelez International, Inc. — Class A	651	27,863
Aetna, Inc.	142	25,615
Anthem, Inc.	112	25,201
Danaher Corp.	267	24,783
Becton Dickinson and Co.	115	24,706
Allergan plc	145	23,719
Automatic Data Processing, Inc.	193	22,618
Cigna Corp.	108	21,934
Stryker Corp.	140	21,678
Kraft Heinz Co.	260	20,217
S&P Global, Inc.	111	18,803
Kimberly-Clark Corp.	153	18,461
Express Scripts Holding Co.*	247	18,436
Intuitive Surgical, Inc.*	49	17,882
Constellation Brands, Inc. — Class A	75	17,143
Vertex Pharmaceuticals, Inc.*	111	16,635
Humana, Inc.	62	15,380
Zoetis, Inc.	213	15,345
Ecolab, Inc.	114	15,296
Boston Scientific Corp.*	598	14,824
General Mills, Inc.	248	14,704
McKesson Corp.	91	14,191
Baxter International, Inc.	219	14,156
Illumina, Inc.*	64	13,983
Regeneron Pharmaceuticals, Inc.*	34	12,783
Sysco Corp.	210	12,753
Estee Lauder Companies, Inc. — Class A	98	12,470
Alexion Pharmaceuticals, Inc.*	98	11,720
Monster Beverage Corp.*	179	11,329
HCA Healthcare, Inc.*	124	10,892
Kroger Co.	388	10,651
Moody’s Corp.	72	10,628
Zimmer Biomet Holdings, Inc.	88	10,619
Tyson Foods, Inc. — Class A	130	10,539
Edwards Lifesciences Corp.*	93	10,482
Mylan N.V.*	234	9,901
Archer-Daniels-Midland Co.	244	9,779
Cardinal Health, Inc.	137	8,394
Clorox Co.	56	8,329
Dr Pepper Snapple Group, Inc.	79	7,668
Centene Corp.*	75	7,566
Kellogg Co.	108	7,342
Incyte Corp.*	76	7,198
Laboratory Corporation of America Holdings*	45	7,178
IHS Markit Ltd.*	158	7,134
Align Technology, Inc.*	32	7,110
Hershey Co.	62	7,038
Global Payments, Inc.	69	6,917
Conagra Brands, Inc.	178	6,705
Molson Coors Brewing Co. — Class B	81	6,648
Dentsply Sirona, Inc.	100	6,583
Verisk Analytics, Inc. — Class A*	68	6,528
AmerisourceBergen Corp. — Class A	71	6,519
United Rentals, Inc.*	37	6,361
IQVIA Holdings, Inc.*	64	6,266
Equifax, Inc.	53	6,250
JM Smucker Co.	49	6,088
IDEXX Laboratories, Inc.*	38	5,942
Cintas Corp.	38	5,921
Brown-Forman Corp. — Class B	85	5,837
Quest Diagnostics, Inc.	59	5,811
Total System Services, Inc.	73	5,774
Church & Dwight Company, Inc.	109	5,468
Nielsen Holdings plc	146	5,314
McCormick & Company, Inc.	52	5,299
ResMed, Inc.	62	5,251
Hologic, Inc.*	120	5,130
Perrigo Company plc	57	4,968
Gartner, Inc.*	39	4,803
DaVita, Inc.*	66	4,768
Henry Schein, Inc.*	68	4,752
Cooper Companies, Inc.	21	4,575
Avery Dennison Corp.	39	4,480
Varian Medical Systems, Inc.*	40	4,446
Universal Health Services, Inc. — Class B	38	4,307
Hormel Foods Corp.	118	4,294
Coty, Inc. — Class A	206	4,097
Campbell Soup Co.	84	4,041
Western Union Co.	201	3,821
Robert Half International, Inc.	55	3,055
Quanta Services, Inc.*	68	2,659
H&R Block, Inc.	91	2,386
Envision Healthcare Corp.*	53	1,832
Patterson Companies, Inc.	36	1,301
Total Consumer, Non-cyclical		2,166,964

Financial - 5.2%
Berkshire Hathaway, Inc. — Class B*	839	166,307
JPMorgan Chase & Co.	1,512	161,693

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Bank of America Corp.	4,227	$124,781
Wells Fargo & Co.	1,931	117,154
Visa, Inc. — Class A	790	90,076
Citigroup, Inc.	1,153	85,795
Mastercard, Inc. — Class A	405	61,301
Goldman Sachs Group, Inc.	153	38,978
U.S. Bancorp	687	36,809
Morgan Stanley	607	31,849
American Express Co.	314	31,183
PNC Financial Services Group, Inc.	207	29,868
Chubb Ltd.	202	29,518
BlackRock, Inc. — Class A	54	27,740
Charles Schwab Corp.	520	26,712
American Tower Corp. — Class A REIT	187	26,679
Bank of New York Mellon Corp.	446	24,022
Simon Property Group, Inc. REIT	136	23,357
American International Group, Inc.	392	23,355
MetLife, Inc.	459	23,207
CME Group, Inc. — Class A	149	21,761
Prudential Financial, Inc.	185	21,271
Capital One Financial Corp.	211	21,011
Crown Castle International Corp. REIT	177	19,649
Marsh & McLennan Companies, Inc.	223	18,150
Intercontinental Exchange, Inc.	255	17,993
BB&T Corp.	344	17,104
Allstate Corp.	156	16,335
Travelers Companies, Inc.	119	16,141
State Street Corp.	162	15,813
Equinix, Inc. REIT	34	15,409
Aflac, Inc.	172	15,098
Prologis, Inc. REIT	232	14,966
Aon plc	109	14,606
Progressive Corp.	253	14,249
Public Storage REIT	66	13,794
SunTrust Banks, Inc.	207	13,370
Synchrony Financial	321	12,394
Discover Financial Services	159	12,230
Weyerhaeuser Co. REIT	329	11,600
M&T Bank Corp.	66	11,285
T. Rowe Price Group, Inc.	106	11,123
Ameriprise Financial, Inc.	65	11,016
AvalonBay Communities, Inc. REIT	60	10,705
Welltower, Inc. REIT	162	10,331
Digital Realty Trust, Inc. REIT	90	10,251
Equity Residential REIT	160	10,203
KeyCorp	469	9,460
Northern Trust Corp.	94	9,390
Fifth Third Bancorp	307	9,314
Ventas, Inc. REIT	155	9,302
Citizens Financial Group, Inc.	214	8,984
Hartford Financial Services Group, Inc.	156	8,780
Willis Towers Watson plc	58	8,740
Regions Financial Corp.	505	8,726
Boston Properties, Inc. REIT	67	8,712
SBA Communications Corp. REIT*	51	8,331
Principal Financial Group, Inc.	118	8,326
Lincoln National Corp.	95	7,303
Realty Income Corp. REIT	123	7,013
Essex Property Trust, Inc. REIT	29	7,000
Huntington Bancshares, Inc.	471	6,858
Comerica, Inc.	76	6,598
Invesco Ltd.	177	6,468
Host Hotels & Resorts, Inc. REIT	323	6,412
GGP, Inc. REIT	272	6,362
Franklin Resources, Inc.	142	6,153
Cboe Global Markets, Inc.	49	6,105
Loews Corp.	121	6,054
Vornado Realty Trust REIT	75	5,863
E*TRADE Financial Corp.*	118	5,849
CBRE Group, Inc. — Class A*	132	5,717
Alexandria Real Estate Equities, Inc. REIT	42	5,485
Unum Group	98	5,379
HCP, Inc. REIT	205	5,346
Alliance Data Systems Corp.	21	5,323
Mid-America Apartment Communities, Inc. REIT	50	5,028
Raymond James Financial, Inc.	56	5,001
Arthur J Gallagher & Co.	79	4,999
Affiliated Managers Group, Inc.	24	4,926
Cincinnati Financial Corp.	65	4,873
Extra Space Storage, Inc. REIT	55	4,810
Iron Mountain, Inc. REIT	123	4,641
UDR, Inc. REIT	117	4,507
SL Green Realty Corp. REIT	44	4,441
Regency Centers Corp. REIT	64	4,427
Zions Bancorporation	87	4,422
Torchmark Corp.	48	4,354
Federal Realty Investment Trust REIT	32	4,250
Duke Realty Corp. REIT	155	4,218
Everest Re Group Ltd.	18	3,983
XL Group Ltd.	112	3,938
Nasdaq, Inc.	51	3,918
Kimco Realty Corp. REIT	186	3,376
Macerich Co. REIT	47	3,087
Apartment Investment & Management Co. — Class A REIT	68	2,972
People’s United Financial, Inc.	151	2,824
Brighthouse Financial, Inc.*	43	2,521
Assurant, Inc.	24	2,420
Navient Corp.	115	1,532
Total Financial		1,883,063

Technology - 4.1%
Apple, Inc.	2,237	378,568
Microsoft Corp.	3,361	287,500
Intel Corp.	2,039	94,120
Oracle Corp.	1,328	62,788
International Business Machines Corp.	376	57,686
NVIDIA Corp.	264	51,084
Broadcom Ltd.	178	45,728
Texas Instruments, Inc.	430	44,909
Accenture plc — Class A	269	41,181

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

QUALCOMM, Inc.	642	$41,101
Adobe Systems, Inc.*	215	37,676
salesforce.com, Inc.*	299	30,567
Applied Materials, Inc.	465	23,771
Activision Blizzard, Inc.	330	20,895
Micron Technology, Inc.*	503	20,683
Cognizant Technology Solutions Corp. — Class A	257	18,252
Intuit, Inc.	106	16,725
HP, Inc.	728	15,295
Analog Devices, Inc.	161	14,334
Electronic Arts, Inc.*	134	14,078
Fidelity National Information Services, Inc.	146	13,737
Lam Research Corp.	71	13,069
Fiserv, Inc.*	91	11,933
DXC Technology Co.	125	11,862
Western Digital Corp.	129	10,259
Autodesk, Inc.*	96	10,064
Hewlett Packard Enterprise Co.	696	9,995
Paychex, Inc.	140	9,531
Red Hat, Inc.*	79	9,488
Cerner Corp.*	138	9,300
Microchip Technology, Inc.	102	8,964
Skyworks Solutions, Inc.	80	7,596
Xilinx, Inc.	109	7,349
KLA-Tencor Corp.	68	7,145
NetApp, Inc.	118	6,528
Synopsys, Inc.*	65	5,541
ANSYS, Inc.*	37	5,461
Citrix Systems, Inc.*	62	5,456
Seagate Technology plc	127	5,314
Cadence Design Systems, Inc.*	123	5,144
Akamai Technologies, Inc.*	74	4,813
CA, Inc.	137	4,559
Advanced Micro Devices, Inc.*,1	357	3,670
Qorvo, Inc.*	55	3,663
Xerox Corp.	93	2,711
CSRA, Inc.	71	2,124
Total Technology		1,512,217

Communications - 3.7%
Amazon.com, Inc.*	175	204,657
Facebook, Inc. — Class A*	1,039	183,342
Alphabet, Inc. — Class C*	132	138,125
Alphabet, Inc. — Class A*	130	136,942
AT&T, Inc.	2,676	104,043
Verizon Communications, Inc.	1,778	94,110
Cisco Systems, Inc.	2,154	82,498
Comcast Corp. — Class A	2,032	81,382
Walt Disney Co.	658	70,741
Priceline Group, Inc.*	21	36,493
Netflix, Inc.*	189	36,280
Time Warner, Inc.	340	31,100
Charter Communications, Inc. — Class A*	84	28,221
eBay, Inc.*	423	15,964
Twenty-First Century Fox, Inc. — Class A	460	15,884
CBS Corp. — Class B	158	9,322
Symantec Corp.	270	7,576
Omnicom Group, Inc.	101	7,356
CenturyLink, Inc.	424	7,072
Twenty-First Century Fox, Inc. — Class B	192	6,551
Expedia, Inc.	54	6,468
Motorola Solutions, Inc.	71	6,414
Viacom, Inc. — Class B	154	4,745
DISH Network Corp. — Class A*	99	4,727
Juniper Networks, Inc.	163	4,646
VeriSign, Inc.*	37	4,234
F5 Networks, Inc.*	28	3,674
Scripps Networks Interactive, Inc. — Class A	43	3,671
Interpublic Group of Companies, Inc.	169	3,407
News Corp. — Class A	167	2,707
Discovery Communications, Inc. — Class C*	89	1,884
TripAdvisor, Inc.*	47	1,620
Discovery Communications, Inc. — Class A*,1	67	1,499
News Corp. — Class B	53	880
Total Communications		1,348,235

Industrial - 2.8%
Boeing Co.	244	71,958
General Electric Co.	3,779	65,943
3M Co.	261	61,431
Honeywell International, Inc.	332	50,915
Union Pacific Corp.	343	45,996
United Technologies Corp.	324	41,333
Caterpillar, Inc.	259	40,813
United Parcel Service, Inc. — Class B	300	35,745
Lockheed Martin Corp.	109	34,994
FedEx Corp.	108	26,950
General Dynamics Corp.	121	24,618
Raytheon Co.	126	23,669
Northrop Grumman Corp.	76	23,325
Illinois Tool Works, Inc.	135	22,525
Deere & Co.	139	21,755
CSX Corp.	390	21,454
Emerson Electric Co.	280	19,513
Norfolk Southern Corp.	125	18,113
Johnson Controls International plc	403	15,358
Eaton Corporation plc	192	15,170
Waste Management, Inc.	174	15,016
TE Connectivity Ltd.	153	14,541
Cummins, Inc.	69	12,188
Corning, Inc.	379	12,124
Amphenol Corp. — Class A	133	11,677
Roper Technologies, Inc.	45	11,655
Parker-Hannifin Corp.	58	11,576
Stanley Black & Decker, Inc.	67	11,369
Rockwell Automation, Inc.	56	10,996
Ingersoll-Rand plc	109	9,722
Rockwell Collins, Inc.	71	9,629
Fortive Corp.	133	9,623

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Agilent Technologies, Inc.	141	$9,443
Vulcan Materials Co.	58	7,445
Harris Corp.	52	7,366
AMETEK, Inc.	101	7,320
WestRock Co.	111	7,016
Dover Corp.	68	6,867
Mettler-Toledo International, Inc.*	11	6,815
Waters Corp.*	35	6,762
L3 Technologies, Inc.	34	6,727
Republic Services, Inc. — Class A	99	6,693
Textron, Inc.	115	6,508
Martin Marietta Materials, Inc.	28	6,189
Masco Corp.	137	6,020
Ball Corp.	153	5,791
TransDigm Group, Inc.	21	5,767
CH Robinson Worldwide, Inc.	61	5,435
Xylem, Inc.	78	5,320
Pentair plc	72	5,085
Expeditors International of Washington, Inc.	78	5,046
Arconic, Inc.	185	5,041
Packaging Corporation of America	41	4,943
Kansas City Southern	46	4,840
Fortune Brands Home & Security, Inc.	67	4,586
Snap-on, Inc.	25	4,358
J.B. Hunt Transport Services, Inc.	37	4,254
AO Smith Corp.	64	3,922
Sealed Air Corp.	79	3,895
PerkinElmer, Inc.	48	3,510
Jacobs Engineering Group, Inc.	53	3,496
Allegion plc	41	3,262
Acuity Brands, Inc.	18	3,168
Fluor Corp.	61	3,150
Garmin Ltd.	48	2,859
FLIR Systems, Inc.	60	2,797
Stericycle, Inc.*	37	2,516
Flowserve Corp.	57	2,401
Total Industrial		1,008,307

Consumer, Cyclical - 2.4%
Home Depot, Inc.	509	96,488
Wal-Mart Stores, Inc.	638	63,003
McDonald’s Corp.	347	59,726
Nike, Inc. — Class B	573	35,841
Starbucks Corp.	620	35,607
Costco Wholesale Corp.	190	35,363
Lowe’s Companies, Inc.	363	33,737
CVS Health Corp.	441	31,973
Walgreens Boots Alliance, Inc.	378	27,450
General Motors Co.	557	22,832
Ford Motor Co.	1,700	21,233
TJX Companies, Inc.	277	21,179
Marriott International, Inc. — Class A	133	18,052
Delta Air Lines, Inc.	286	16,016
Southwest Airlines Co.	238	15,577
Target Corp.	237	15,464
Ross Stores, Inc.	168	13,482
Yum! Brands, Inc.	147	11,997
Carnival Corp.	178	11,814
Dollar Tree, Inc.*	103	11,053
PACCAR, Inc.	153	10,875
Dollar General Corp.	114	10,603
VF Corp.	143	10,582
Aptiv plc	116	9,840
American Airlines Group, Inc.	186	9,678
Royal Caribbean Cruises Ltd.	75	8,946
O’Reilly Automotive, Inc.*	37	8,900
AutoZone, Inc.*,1	12	8,536
Mohawk Industries, Inc.*	28	7,725
DR Horton, Inc.	149	7,609
Best Buy Company, Inc.	111	7,600
United Continental Holdings, Inc.*	110	7,414
MGM Resorts International	222	7,412
Hilton Worldwide Holdings, Inc.	88	7,028
Fastenal Co.	125	6,836
Newell Brands, Inc.	214	6,613
L Brands, Inc.	108	6,504
Genuine Parts Co.	64	6,081
Wynn Resorts Ltd.	35	5,901
Ulta Beauty, Inc.*	26	5,815
Lennar Corp. — Class A	89	5,628
LKQ Corp.*	135	5,490
Tapestry, Inc.	124	5,485
WW Grainger, Inc.	23	5,434
Whirlpool Corp.	31	5,228
Darden Restaurants, Inc.	54	5,185
Wyndham Worldwide Corp.	44	5,098
CarMax, Inc.*	79	5,066
Tiffany & Co.	45	4,678
PVH Corp.	34	4,665
Hasbro, Inc.	49	4,454
BorgWarner, Inc.	87	4,445
Michael Kors Holdings Ltd.*	66	4,155
Norwegian Cruise Line Holdings Ltd.*	78	4,154
Tractor Supply Co.	55	4,111
Kohl’s Corp.[1]	74	4,013
Alaska Air Group, Inc.	54	3,969
PulteGroup, Inc.	118	3,924
Harley-Davidson, Inc.[1]	74	3,765
Goodyear Tire & Rubber Co.	107	3,457
Macy’s, Inc.	133	3,350
Hanesbrands, Inc.	159	3,325
Gap, Inc.	95	3,236
Advance Auto Parts, Inc.	32	3,190
Chipotle Mexican Grill, Inc. — Class A*	11	3,179
Leggett & Platt, Inc.	57	2,720
Foot Locker, Inc.[1]	54	2,532
Ralph Lauren Corp. — Class A	24	2,488
Nordstrom, Inc.	51	2,416
Mattel, Inc.[1]	150	2,307
Signet Jewelers Ltd.	26	1,470
Under Armour, Inc. — Class A*,1	81	1,169

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Shares	Value

Under Armour, Inc. — Class C*,1	81	$1,079
Total Consumer, Cyclical		883,250

Energy - 1.6%
Exxon Mobil Corp.	1,846	154,399
Chevron Corp.	828	103,657
Schlumberger Ltd.	604	40,704
ConocoPhillips	521	28,598
EOG Resources, Inc.	252	27,193
Occidental Petroleum Corp.	334	24,602
Phillips 66	188	19,016
Halliburton Co.	380	18,571
Valero Energy Corp.	191	17,555
Kinder Morgan, Inc.	837	15,125
Marathon Petroleum Corp.	213	14,054
Pioneer Natural Resources Co.	75	12,964
Anadarko Petroleum Corp.	238	12,766
Williams Companies, Inc.	360	10,976
Concho Resources, Inc.*	65	9,764
Devon Energy Corp.	229	9,481
ONEOK, Inc.	167	8,926
Andeavor	63	7,203
Apache Corp.	166	7,009
Marathon Oil Corp.	370	6,264
Noble Energy, Inc.	212	6,178
Equities Corp.	107	6,091
TechnipFMC plc	191	5,980
National Oilwell Varco, Inc.	166	5,979
Baker Hughes a GE Co.	187	5,917
Cabot Oil & Gas Corp. — Class A	202	5,777
Hess Corp.	118	5,602
Cimarex Energy Co.	42	5,124
Helmerich & Payne, Inc.[1]	48	3,103
Newfield Exploration Co.*	87	2,743
Range Resources Corp.	98	1,672
Chesapeake Energy Corp.*,1	396	1,568
Total Energy		604,561

Utilities - 0.8%
NextEra Energy, Inc.	205	32,019
Duke Energy Corp.	305	25,654
Dominion Energy, Inc.	280	22,697
Southern Co.	438	21,063
Exelon Corp.	418	16,473
American Electric Power Company, Inc.	214	15,744
Sempra Energy	109	11,654
Consolidated Edison, Inc.	135	11,468
Public Service Enterprise Group, Inc.	220	11,330
Xcel Energy, Inc.	221	10,632
PG&E Corp.	223	9,997
PPL Corp.	298	9,223
WEC Energy Group, Inc.	138	9,167
Edison International	142	8,980
Eversource Energy	138	8,719
DTE Energy Co.	78	8,538
American Water Works Company, Inc.	78	7,136
Entergy Corp.	79	6,430
Ameren Corp.	106	6,253
FirstEnergy Corp.	194	5,940
CMS Energy Corp.	123	5,818
CenterPoint Energy, Inc.	188	5,332
Alliant Energy Corp.	101	4,304
Pinnacle West Capital Corp.	49	4,174
NiSource, Inc.	147	3,774
NRG Energy, Inc.	131	3,731
AES Corp.	289	3,130
SCANA Corp.	62	2,466
Total Utilities		291,846

Basic Materials - 0.7%
DowDuPont, Inc.	1,020	72,644
Monsanto Co.	192	22,422
Praxair, Inc.	125	19,335
Air Products & Chemicals, Inc.	95	15,588
LyondellBasell Industries N.V. — Class A	141	15,555
Sherwin-Williams Co.	36	14,762
PPG Industries, Inc.	111	12,967
Freeport-McMoRan, Inc.*	587	11,130
International Paper Co.	180	10,429
Nucor Corp.	139	8,837
Newmont Mining Corp.	233	8,742
Albemarle Corp.	48	6,139
Eastman Chemical Co.	63	5,836
FMC Corp.	59	5,585
International Flavors & Fragrances, Inc.	35	5,341
CF Industries Holdings, Inc.	102	4,339
Mosaic Co.	153	3,926
Total Basic Materials		243,577

Diversified - 0.0%
Leucadia National Corp.	137	3,629

Total Common Stocks
(Cost $8,286,706)		9,945,649

MUTUAL FUNDS† - 59.0%
Guggenheim Strategy Fund II2	434,425	10,864,972
Guggenheim Strategy Fund I2	426,074	10,677,417
Total Mutual Funds
(Cost $21,501,323)		21,542,389

	Face Amount

U.S. TREASURY BILLS†† - 8.8%
U.S. Treasury Bills
1.26% due 03/01/18[3,4,5]	$3,000,000	2,993,850
1.31% due 04/19/18[4,5,6]	200,000	199,171
Total U.S. Treasury Bills
(Cost $3,192,907)		3,193,021

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 8.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[3]	$1,935,456	$1,935,456
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[3]	1,032,959	1,032,959
Total Repurchase Agreements
(Cost $2,968,415)		2,968,415

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[9]	40,188	40,188
Total Securities Lending Collateral
(Cost $40,188)		40,188

Total Investments - 103.2%
(Cost $35,989,539)		$37,689,662
Other Assets & Liabilities, net - (3.2)%		(1,176,971)
Total Net Assets - 100.0%		$36,512,691

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	105	Mar 2018	$14,058,188	$157,220

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	1.98%	At Maturity	01/26/18	1,454	$3,887,025	$(10,017)
BNP Paribas	S&P 500 Index	2.02%	At Maturity	01/26/18	4,097	10,953,575	(36,913)
Barclays Bank plc	S&P 500 Index	1.93%	At Maturity	01/30/18	12,761	34,117,539	(177,759)
						$48,958,139	$(224,689)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,945,649	$—	$—	$—	$—	$9,945,649
Equity Futures Contracts	—	157,220	—	—	—	157,220
Mutual Funds	21,542,389	—	—	—	—	21,542,389
Repurchase Agreements	—	—	2,968,415	—	—	2,968,415
Securities Lending Collateral	40,188	—	—	—	—	40,188
U.S. Treasury Bills	—	—	3,193,021	—	—	3,193,021
Total Assets	$31,528,226	$157,220	$6,161,436	$—	$—	$37,846,882

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$224,689	$—	$224,689

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 4,354,995	$ 10,699,259	$ (4,400,000)	$ 10,841	$ 12,322	$ 10,677,417	426,074	$ 186,381	$ 2,713
Guggenheim Strategy Fund II	3,476,371	8,877,209	(1,500,000)	(1,689)	13,081	10,864,972	434,425	216,030	5,993
	$ 7,831,366	$ 19,576,468	$ (5,900,000)	$ 9,152	$ 25,403	$ 21,542,389		$ 402,411	$ 8,706

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $38,077 of securities loaned (cost $11,519,801)	$13,178,858
Investments in affiliated issuers, at value (cost $21,501,323)	21,542,389
Repurchase agreements, at value (cost $2,968,415)	2,968,415
Segregated cash with broker	277,037
Receivables:
Securities sold	6,980,018
Swap settlement	448,953
Fund shares sold	140,443
Dividends	45,155
Interest	348
Securities lending income	12
Total assets	45,581,628

Liabilities:
Overdraft due to custodian bank	472,437
Unrealized depreciation on swap agreements	224,689
Payable for:
Fund shares redeemed	8,142,099
Variation margin	41,738
Return of securities loaned	40,188
Management fees	31,532
Securities purchased	31,413
Transfer agent and administrative fees	8,759
Investor service fees	8,759
Portfolio accounting fees	3,504
Miscellaneous	63,819
Total liabilities	9,068,937
Commitments and contingent liabilities (Note 12)	—
Net assets	$36,512,691

Net assets consist of:
Paid in capital	$32,392,809
Undistributed net investment income	26,627
Accumulated net realized gain on investments	2,460,601
Net unrealized appreciation on investments	1,632,654
Net assets	$36,512,691
Capital shares outstanding	149,408
Net asset value per share	$244.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$183,179
Dividends from securities of affiliated issuers	402,411
Interest	54,262
Income from securities lending, net	193
Total investment income	640,045

Expenses:
Management fees	316,174
Investor service fees	87,826
Transfer agent and administrative fees	87,826
Professional fees	48,518
Portfolio accounting fees	35,130
Custodian fees	5,625
Trustees’ fees*	3,557
Line of credit fees	518
Miscellaneous	32,780
Total expenses	617,954
Net investment income	22,091

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	461,694
Investments in affiliated issuers	9,152
Swap agreements	9,537,829
Futures contracts	778,787
Distributions received from affiliated investment company shares	8,706
Net realized gain	10,796,168
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,182,716
Investments in affiliated issuers	25,403
Swap agreements	103,124
Futures contracts	158,908
Net change in unrealized appreciation (depreciation)	1,470,151
Net realized and unrealized gain	12,266,319
Net increase in net assets resulting from operations	$12,288,410

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$22,091	$(73,707)
Net realized gain on investments	10,796,168	6,362,818
Net change in unrealized appreciation (depreciation) on investments	1,470,151	(730,776)
Net increase in net assets resulting from operations	12,288,410	5,558,335

Distributions to shareholders from:
Net realized gains	(1,231,746)	(2,430,576)
Total distributions to shareholders	(1,231,746)	(2,430,576)

Capital share transactions:
Proceeds from sale of shares	300,834,376	262,943,430
Distributions reinvested	1,231,746	2,430,576
Cost of shares redeemed	(301,504,599)	(264,774,391)
Net increase from capital share transactions	561,523	599,615
Net increase in net assets	11,618,187	3,727,374

Net assets:
Beginning of year	24,894,504	21,167,130
End of year	$36,512,691	$24,894,504
Undistributed net investment income at end of year	$26,627	$—

Capital share activity:
Shares sold	1,422,906	1,621,447
Shares issued from reinvestment of distributions	6,025	14,823
Shares redeemed	(1,420,551)	(1,623,359)
Net increase in shares	8,380	12,911

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$176.52	$165.22	$227.28	$235.85	$139.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	(.53)	(1.11)	(.86)	(.91)
Net gain (loss) on investments (realized and unrealized)	75.18	32.62	1.42	57.67	96.97
Total from investment operations	75.31	32.09	.31	56.81	96.06
Less distributions from:
Net realized gains	(7.45)	(20.79)	(62.37)	(65.38)	—
Total distributions	(7.45)	(20.79)	(62.37)	(65.38)	—
Net asset value, end of period	$244.38	$176.52	$165.22	$227.28	$235.85

Total Return[b]	43.49%	20.40%	(1.66%)	24.66%	68.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,513	$24,895	$21,167	$38,795	$27,492
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.32%)	(0.55%)	(0.35%)	(0.49%)
Total expenses[c]	1.76%	1.71%	1.66%	1.74%	1.69%
Portfolio turnover rate	282%	578%	558%	475%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, with the NASDAQ-100 Index returning 32.99%, the NASDAQ-100® 2x Strategy Fund returned 69.49%. For the one year period ending December 31, 2017, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Information Technology and Consumer Discretionary sectors contributed the most to the performance of the underlying index during the year. No sector detracted from performance. The Real Estate sector contributed the least to the performance of the underlying index for the year.

Apple, Inc., Amazon.com, Inc., and Microsoft Corp. contributed the most to performance of the underlying index for 2017. Walgreens Boots Alliance, Inc., Kraft Heinz Co., and Celgene Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	26.8%
Guggenheim Strategy Fund II	16.5%
Apple, Inc.	5.3%
Microsoft Corp.	4.1%
Amazon.com, Inc.	3.5%
Facebook, Inc. — Class A	2.6%
Alphabet, Inc. — Class C	2.2%
Alphabet, Inc. — Class A	1.9%
Intel Corp.	1.3%
Cisco Systems, Inc.	1.2%
Top Ten Total	65.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	69.49%	39.28%	19.02%
NASDAQ-100 Index	32.99%	20.68%	13.05%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2017
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 45.0%

Technology - 18.0%
Apple, Inc.	22,346	$3,781,614
Microsoft Corp.	33,576	2,872,091
Intel Corp.	20,369	940,233
NVIDIA Corp.	2,637	510,260
Broadcom Ltd.	1,775	455,998
Texas Instruments, Inc.	4,289	447,943
QUALCOMM, Inc.	6,416	410,752
Adobe Systems, Inc.*	2,144	375,715
Applied Materials, Inc.	4,642	237,299
Activision Blizzard, Inc.	3,291	208,386
Micron Technology, Inc.*	5,019	206,381
Cognizant Technology Solutions Corp. — Class A	2,566	182,237
Intuit, Inc.	1,112	175,451
Analog Devices, Inc.	1,604	142,804
Electronic Arts, Inc.*	1,340	140,780
Lam Research Corp.	705	129,769
Fiserv, Inc.*	906	118,804
NetEase, Inc. ADR	330	113,873
Paychex, Inc.	1,562	106,341
Western Digital Corp.	1,287	102,355
Autodesk, Inc.*	954	100,008
Cerner Corp.*	1,447	97,513
Microchip Technology, Inc.	1,017	89,374
Skyworks Solutions, Inc.	797	75,675
Check Point Software Technologies Ltd.*	711	73,674
Xilinx, Inc.	1,092	73,623
KLA-Tencor Corp.	682	71,658
Maxim Integrated Products, Inc.	1,225	64,043
CA, Inc.	1,821	60,603
Workday, Inc. — Class A*	595	60,535
Citrix Systems, Inc.*	656	57,728
Synopsys, Inc.*	653	55,662
Take-Two Interactive Software, Inc.*	496	54,451
ASML Holding N.V. — Class G	312	54,232
Seagate Technology plc	1,259	52,676
Cadence Design Systems, Inc.*	1,228	51,355
Total Technology		12,751,896

Communications - 16.6%
Amazon.com, Inc.*	2,097	2,452,379
Facebook, Inc. — Class A*	10,379	1,831,478
Alphabet, Inc. — Class C*	1,521	1,591,574
Alphabet, Inc. — Class A*	1,298	1,367,313
Cisco Systems, Inc.	21,516	824,063
Comcast Corp. — Class A	20,300	813,015
Priceline Group, Inc.*	212	368,401
Charter Communications, Inc. — Class A*	1,082	363,509
Netflix, Inc.*	1,883	361,461
Baidu, Inc. ADR*	1,222	286,205
T-Mobile US, Inc.*	3,621	229,970
eBay, Inc.*	4,546	171,566
JD.com, Inc. ADR*	4,013	166,218
Twenty-First Century Fox, Inc. — Class A	4,586	158,355
Twenty-First Century Fox, Inc. — Class B	3,475	118,567
Sirius XM Holdings, Inc.[1]	20,002	107,211
Ctrip.com International Ltd. ADR*	1,993	87,891
Liberty Global plc — Class C*	2,561	86,664
Symantec Corp.	2,698	75,706
Expedia, Inc.	608	72,820
Vodafone Group plc ADR	2,025	64,597
MercadoLibre, Inc.	192	60,415
DISH Network Corp. — Class A*	992	47,368
Liberty Global plc — Class A*	962	34,478
Liberty Ventures*	353	19,147
Total Communications		11,760,371

Consumer, Non-cyclical - 6.7%
Amgen, Inc.	3,159	549,350
Kraft Heinz Co.	5,303	412,362
Gilead Sciences, Inc.	5,685	407,273
PayPal Holdings, Inc.*	5,231	385,106
Celgene Corp.*	3,426	357,537
Biogen, Inc.*	920	293,084
Mondelez International, Inc. — Class A	6,504	278,371
Automatic Data Processing, Inc.	1,930	226,177
Express Scripts Holding Co.*	2,465	183,987
Intuitive Surgical, Inc.*	488	178,091
Regeneron Pharmaceuticals, Inc.*	458	172,190
Vertex Pharmaceuticals, Inc.*	1,100	164,846
Monster Beverage Corp.*	2,455	155,377
Illumina, Inc.*	635	138,741
Alexion Pharmaceuticals, Inc.*	972	116,242
Mylan N.V.*	2,335	98,794
Incyte Corp.*	918	86,944
Align Technology, Inc.*	349	77,544
Cintas Corp.	462	71,994
Verisk Analytics, Inc. — Class A*	716	68,736
BioMarin Pharmaceutical, Inc.*	764	68,126
Dentsply Sirona, Inc.	1,000	65,830
IDEXX Laboratories, Inc.*	379	59,268
Hologic, Inc.*	1,199	51,257
Shire plc ADR	322	49,949
Henry Schein, Inc.*	683	47,728
Total Consumer, Non-cyclical		4,764,904

Consumer, Cyclical - 3.3%
Starbucks Corp.	6,192	355,607
Costco Wholesale Corp.	1,902	354,000
Walgreens Boots Alliance, Inc.	4,310	312,992
Tesla, Inc.*,1	731	227,597
Marriott International, Inc. — Class A	1,586	215,268
Ross Stores, Inc.	1,678	134,659
Dollar Tree, Inc.*	1,032	110,744
PACCAR, Inc.	1,530	108,752
American Airlines Group, Inc.	2,082	108,326
O’Reilly Automotive, Inc.*	370	89,000
Wynn Resorts Ltd.	447	75,360
Fastenal Co.	1,251	68,417
Ulta Beauty, Inc.*	265	59,270
Hasbro, Inc.	541	49,172

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Liberty Interactive Corporation QVC Group — Class A*	1,746	$42,637
Total Consumer, Cyclical		2,311,801

Industrial - 0.4%
CSX Corp.	3,889	213,934
J.B. Hunt Transport Services, Inc.	478	54,960
Total Industrial		268,894

Total Common Stocks
(Cost $24,361,829)		31,857,866

MUTUAL FUNDS† - 43.3%
Guggenheim Strategy Fund I2	758,144	18,999,077
Guggenheim Strategy Fund II2	467,805	11,699,809
Total Mutual Funds
(Cost $30,659,415)		30,698,886

	Face Amount

U.S. TREASURY BILLS†† - 1.4%
U.S Treasury Bills
1.26% due 03/01/18[3,4,5]	$1,000,000	997,950
Total U.S. Treasury Bills
(Cost $997,901)		997,950

FEDERAL AGENCY DISCOUNT NOTES†† - 0.7%
Federal Home Loan Bank[6]
1.05% due 01/02/18[4,5]	500,000	499,985
Total Federal Agency Discount Notes
(Cost $499,985)		499,985

REPURCHASE AGREEMENTS††,7 - 10.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[3]	4,880,152	4,880,152
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[3]	2,604,552	2,604,552
Total Repurchase Agreements
(Cost $7,484,704)		7,484,704

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[9]	240,860	240,860
Total Securities Lending Collateral
(Cost $240,860)		240,860

Total Investments - 101.3%
(Cost $64,244,694)		$71,780,251
Other Assets & Liabilities, net - (1.3)%		(927,628)
Total Net Assets - 100.0%		$70,852,623

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	25	Mar 2018	$3,205,125	$6,198

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	1.98%	At Maturity	01/30/18	2,308	$14,761,056	$(103,844)
Goldman Sachs International	NASDAQ-100 Index	2.08%	At Maturity	01/26/18	3,663	23,430,835	(134,634)
BNP Paribas	NASDAQ-100 Index	2.07%	At Maturity	01/26/18	10,768	68,878,869	(417,058)
						$107,070,760	$(655,536)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,857,866	$—	$—	$—	$—	$31,857,866
Equity Futures Contracts	—	6,198	—	—	—	6,198
Federal Agency Discount Notes	—	—	499,985	—	—	499,985
Mutual Funds	30,698,886	—	—	—	—	30,698,886
Repurchase Agreements	—	—	7,484,704	—	—	7,484,704
Securities Lending Collateral	240,860	—	—	—	—	240,860
U.S. Treasury Bills	—	—	997,950	—	—	997,950
Total Assets	$62,797,612	$6,198	$8,982,639	$—	$—	$71,786,449

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$655,536	$—	$655,536

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 4,651,072	$ 19,536,613	$ (5,200,000)	$ 1,130	$ 10,262	$ 18,999,077	758,144	$ 289,124	$ 6,957
Guggenheim Strategy Fund II	1,313,984	16,250,732	(5,870,000)	1,389	3,704	11,699,809	467,805	204,253	6,027
	$ 5,965,056	$ 35,787,345	$ (11,070,000)	$ 2,519	$ 13,966	$ 30,698,886		$ 493,377	$ 12,984

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $231,371 of securities loaned (cost $26,100,575)	$33,596,661
Investments in affiliated issuers, at value (cost $30,659,415)	30,698,886
Repurchase agreements, at value (cost $7,484,704)	7,484,704
Segregated cash with broker	127,938
Receivables:
Fund shares sold	365,202
Swap settlement	262,855
Dividends	54,985
Securities sold	14,693
Interest	877
Securities lending income	92
Total assets	72,606,893

Liabilities:
Overdraft due to custodian bank	274,283
Unrealized depreciation on swap agreements	655,536
Payable for:
Securities purchased	299,344
Return of securities loaned	240,860
Fund shares redeemed	66,271
Management fees	53,883
Variation margin	18,000
Transfer agent and administrative fees	14,968
Investor service fees	14,968
Portfolio accounting fees	5,987
Miscellaneous	110,170
Total liabilities	1,754,270
Commitments and contingent liabilities (Note 12)	—
Net assets	$70,852,623

Net assets consist of:
Paid in capital	$53,113,337
Undristributed net investment income	—
Accumulated net realized gain on investments	10,853,067
Net unrealized appreciation on investments	6,886,219
Net assets	$70,852,623
Capital shares outstanding	1,090,806
Net asset value per share	$64.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $145)	$283,505
Dividends from securities of affiliated issuers	493,377
Interest	73,379
Income from securities lending, net	1,838
Total investment income	852,099

Expenses:
Management fees	518,945
Investor service fees	144,151
Transfer agent and administrative fees	144,151
Professional fees	82,928
Portfolio accounting fees	57,660
Custodian fees	9,326
Trustees’ fees*	5,847
Line of credit fees	453
Miscellaneous	71,616
Total expenses	1,035,077
Net investment loss	(182,978)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	560,276
Investments in affiliated issuers	2,519
Swap agreements	19,924,944
Futures contracts	1,142,843
Distributions received from affiliated investment company shares	12,984
Net realized gain	21,643,566
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,883,400
Investments in affiliated issuers	13,966
Swap agreements	(156,338)
Futures contracts	42,441
Net change in unrealized appreciation (depreciation)	5,783,469
Net realized and unrealized gain	27,427,035
Net increase in net assets resulting from operations	$27,244,057

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(182,978)	$(195,637)
Net realized gain on investments	21,643,566	1,680,673
Net change in unrealized appreciation (depreciation) on investments	5,783,469	(1,791,988)
Net increase (decrease) in net assets resulting from operations	27,244,057	(306,952)

Distributions to shareholders from:
Net realized gains	(681,689)	(2,940,879)
Total distributions to shareholders	(681,689)	(2,940,879)

Capital share transactions:
Proceeds from sale of shares	126,976,096	152,962,175
Distributions reinvested	681,689	2,940,879
Cost of shares redeemed	(124,482,969)	(161,533,807)
Net increase (decrease) from capital share transactions	3,174,816	(5,630,753)
Net increase (decrease) in net assets	29,737,184	(8,878,584)

Net assets:
Beginning of year	41,115,439	49,994,023
End of year	$70,852,623	$41,115,439
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,423,912	4,160,580
Shares issued from reinvestment of distributions	12,661	84,508
Shares redeemed	(2,405,839)	(4,477,772)
Net increase (decrease) in shares	30,734	(232,684)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$38.79	$38.67	$41.60	$45.40	$27.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.22)	(.31)	(.34)	(.25)
Net gain (loss) on investments (realized and unrealized)	26.97	3.57	6.26	16.78	21.99
Total from investment operations	26.80	3.35	5.95	16.44	21.74
Less distributions from:
Net realized gains	(.64)	(3.23)	(8.88)	(20.24)	(4.09)
Total distributions	(.64)	(3.23)	(8.88)	(20.24)	(4.09)
Net asset value, end of period	$64.95	$38.79	$38.67	$41.60	$45.40

Total Return[b]	69.49%	9.60%	14.63%	36.57%	80.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,853	$41,115	$49,994	$58,484	$46,018
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.62%)	(0.75%)	(0.69%)	(0.70%)
Total expenses[c]	1.80%	1.75%	1.68%	1.75%	1.72%
Portfolio turnover rate	97%	494%	294%	275%	174%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, the Mid-Cap 1.5x Strategy Fund returned 22.44%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 16.24%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Information Technology and Industrials sectors contributed the most to performance of the underlying index during the year. The Energy and Telecommunications Services sectors detracted the most from performance of the underlying index for the year.

NVR, Inc., Take-Two Interactive Software, Inc., and Chemours Co. contributed the most to performance of the underlying index for the year. Nabors Industries Ltd., Mallinckrodt plc, and QEP Resources, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.2%
Guggenheim Strategy Fund I	30.1%
NVR, Inc.	0.1%
Take-Two Interactive Software, Inc.	0.1%
SVB Financial Group	0.1%
MSCI, Inc. — Class A	0.1%
Huntington Ingalls Industries, Inc.	0.1%
Teleflex, Inc.	0.1%
Cognex Corp.	0.1%
Reinsurance Group of America, Inc. — Class A	0.1%
Top Ten Total	61.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	22.44%	20.33%	10.62%
S&P MidCap 400 Index	16.24%	15.01%	9.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

66 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 4.8%

Financial - 1.2%
SVB Financial Group*	11	$2,571
Reinsurance Group of America, Inc. — Class A	14	2,183
SEI Investments Co.	27	1,940
East West Bancorp, Inc.	30	1,825
Alleghany Corp.*	3	1,788
Camden Property Trust REIT	19	1,749
Kilroy Realty Corp. REIT	21	1,568
American Financial Group, Inc.	14	1,520
Signature Bank*	11	1,510
Jones Lang LaSalle, Inc.	10	1,489
Janus Henderson Group plc	38	1,454
WR Berkley Corp.	20	1,433
Eaton Vance Corp.	25	1,410
National Retail Properties, Inc. REIT	32	1,380
PacWest Bancorp	27	1,361
First Horizon National Corp.	68	1,359
Douglas Emmett, Inc. REIT	33	1,355
New York Community Bancorp, Inc.	103	1,341
Lamar Advertising Co. — Class A REIT	18	1,336
Liberty Property Trust REIT	31	1,333
First American Financial Corp.	23	1,289
Bank of the Ozarks	26	1,260
Brown & Brown, Inc.	24	1,235
Synovus Financial Corp.	25	1,199
American Campus Communities, Inc. REIT	29	1,190
DCT Industrial Trust, Inc. REIT	20	1,176
Omega Healthcare Investors, Inc. REIT[1]	42	1,157
Sterling Bancorp	47	1,156
Cullen/Frost Bankers, Inc.	12	1,136
CyrusOne, Inc. REIT	19	1,131
Highwoods Properties, Inc. REIT	22	1,120
Commerce Bancshares, Inc.	20	1,117
Old Republic International Corp.	52	1,112
Webster Financial Corp.	19	1,067
Medical Properties Trust, Inc. REIT	77	1,061
Pinnacle Financial Partners, Inc.	16	1,061
Prosperity Bancshares, Inc.	15	1,051
Hospitality Properties Trust REIT	35	1,045
SLM Corp.*	91	1,028
RenaissanceRe Holdings Ltd.	8	1,005
Wintrust Financial Corp.	12	988
Hanover Insurance Group, Inc.	9	973
Senior Housing Properties Trust REIT	50	957
Umpqua Holdings Corp.	46	957
FNB Corp.	68	940
Primerica, Inc.	9	914
Hancock Holding Co.	18	891
Life Storage, Inc. REIT	10	891
Texas Capital Bancshares, Inc.*	10	889
Interactive Brokers Group, Inc. — Class A	15	888
CNO Financial Group, Inc.	35	864
Rayonier, Inc. REIT	27	854
EPR Properties REIT	13	851
Taubman Centers, Inc. REIT	13	850
Healthcare Realty Trust, Inc. REIT	26	835
Stifel Financial Corp.	14	834
Weingarten Realty Investors REIT	25	822
Cousins Properties, Inc. REIT	88	814
Associated Banc-Corp.	32	813
Chemical Financial Corp.	15	802
MB Financial, Inc.	18	801
CoreSite Realty Corp. REIT	7	797
First Industrial Realty Trust, Inc. REIT	25	787
Bank of Hawaii Corp.	9	771
Home BancShares, Inc.	33	767
United Bankshares, Inc.	22	765
Legg Mason, Inc.	18	756
TCF Financial Corp.	36	738
Federated Investors, Inc. — Class B	20	721
JBG SMITH Properties REIT	20	695
Sabra Health Care REIT, Inc.	37	694
Kemper Corp.	10	689
Cathay General Bancorp	16	675
LaSalle Hotel Properties REIT	24	674
Fulton Financial Corp.	37	662
UMB Financial Corp.	9	647
Valley National Bancorp	56	628
Uniti Group, Inc. REIT[1]	35	623
Washington Federal, Inc.	18	617
GEO Group, Inc. REIT	26	614
Corporate Office Properties Trust REIT	21	613
BancorpSouth Bank	18	566
CoreCivic, Inc. REIT	25	562
Urban Edge Properties REIT	22	561
Education Realty Trust, Inc. REIT	16	559
Tanger Factory Outlet Centers, Inc. REIT[1]	20	530
Aspen Insurance Holdings Ltd.	12	487
Potlatch Corp. REIT	9	449
Trustmark Corp.	14	446
International Bancshares Corp.	11	437
Mercury General Corp.	8	427
Mack-Cali Realty Corp. REIT	19	410
Genworth Financial, Inc. — Class A*	105	326
Washington Prime Group, Inc. REIT	39	278
Alexander & Baldwin, Inc. REIT	10	277
Quality Care Properties, Inc. REIT*	20	276
Total Financial		93,453

Industrial - 0.9%
Huntington Ingalls Industries, Inc.	10	2,357
Cognex Corp.	36	2,202
Trimble, Inc.*	53	2,154
IDEX Corp.	16	2,111
Old Dominion Freight Line, Inc.	14	1,842
Lennox International, Inc.	8	1,666
Keysight Technologies, Inc.*	39	1,622
Nordson Corp.	11	1,610
Graco, Inc.	35	1,583
Orbital ATK, Inc.	12	1,578
Hubbell, Inc.	11	1,489

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Carlisle Companies, Inc.	13	$1,477
Wabtec Corp.	18	1,466
Oshkosh Corp.	16	1,454
Arrow Electronics, Inc.*	18	1,447
Coherent, Inc.*	5	1,411
Donaldson Company, Inc.	27	1,322
Teledyne Technologies, Inc.*	7	1,268
Gentex Corp.	60	1,257
AECOM*	33	1,226
Trinity Industries, Inc.	32	1,199
Lincoln Electric Holdings, Inc.	13	1,191
Knight-Swift Transportation Holdings, Inc.	27	1,180
Zebra Technologies Corp. — Class A*	11	1,142
Eagle Materials, Inc.	10	1,133
AptarGroup, Inc.	13	1,121
Sonoco Products Co.	21	1,116
Curtiss-Wright Corp.	9	1,097
Genesee & Wyoming, Inc. — Class A*	13	1,023
AGCO Corp.	14	1,000
Avnet, Inc.	25	991
Littelfuse, Inc.	5	989
Crane Co.	11	981
EMCOR Group, Inc.	12	981
Jabil, Inc.	37	971
ITT, Inc.	18	961
National Instruments Corp.	23	958
Landstar System, Inc.	9	937
Ryder System, Inc.	11	926
Woodward, Inc.	12	918
Bemis Company, Inc.	19	908
Valmont Industries, Inc.	5	829
Kennametal, Inc.	17	823
Terex Corp.	17	820
SYNNEX Corp.	6	816
Louisiana-Pacific Corp.*	30	788
Dycom Industries, Inc.*	7	780
Cree, Inc.*	21	780
Owens-Illinois, Inc.*	34	754
KLX, Inc.*	11	751
Kirby Corp.*	11	735
Belden, Inc.	9	694
Regal Beloit Corp.	9	689
Timken Co.	14	688
Tech Data Corp.*	7	686
EnerSys	9	627
Energizer Holdings, Inc.	13	624
Clean Harbors, Inc.*	11	596
Vishay Intertechnology, Inc.	28	581
KBR, Inc.	29	575
MSA Safety, Inc.	7	543
Granite Construction, Inc.	8	507
GATX Corp.	8	497
Silgan Holdings, Inc.	16	470
Esterline Technologies Corp.*	6	448
Worthington Industries, Inc.	9	397
Werner Enterprises, Inc.	9	348
Greif, Inc. — Class A	5	303
Knowles Corp.*	19	279
Total Industrial		71,693

Consumer, Non-cyclical - 0.7%
Teleflex, Inc.	9	2,239
Ingredion, Inc.	15	2,097
WellCare Health Plans, Inc.*	9	1,810
ManpowerGroup, Inc.	14	1,765
Lamb Weston Holdings, Inc.	31	1,750
ABIOMED, Inc.*	9	1,687
MarketAxess Holdings, Inc.	8	1,614
West Pharmaceutical Services, Inc.	16	1,579
STERIS plc	18	1,575
Service Corporation International	39	1,455
United Therapeutics Corp.*	9	1,332
Bioverativ, Inc.*	23	1,240
Live Nation Entertainment, Inc.*	28	1,192
Hill-Rom Holdings, Inc.	14	1,180
Catalent, Inc.*	28	1,150
WEX, Inc.*	8	1,130
Post Holdings, Inc.*	14	1,109
Charles River Laboratories International, Inc.*	10	1,094
MEDNAX, Inc.*	20	1,069
HealthSouth Corp.	21	1,037
Bio-Techne Corp.	8	1,036
Bio-Rad Laboratories, Inc. — Class A*	4	955
Hain Celestial Group, Inc.*	22	933
Rollins, Inc.	20	931
Sabre Corp.	44	902
Snyder’s-Lance, Inc.	18	901
Brink’s Co.	11	866
Masimo Corp.*	10	848
CoreLogic, Inc.*	17	786
Deluxe Corp.	10	768
Flowers Foods, Inc.	39	753
LivaNova plc*	9	719
Edgewell Personal Care Co.*	12	713
Molina Healthcare, Inc.*	9	690
Avis Budget Group, Inc.*	15	658
Akorn, Inc.*	20	645
NuVasive, Inc.*	11	643
Sprouts Farmers Market, Inc.*	26	633
Globus Medical, Inc. — Class A*	15	617
TreeHouse Foods, Inc.*	12	593
Helen of Troy Ltd.*	6	578
Graham Holdings Co. — Class B	1	558
Sanderson Farms, Inc.	4	555
Acadia Healthcare Company, Inc.*	17	555
Adtalem Global Education, Inc.*	13	547
United Natural Foods, Inc.*	11	542
Incorporated Research Holdings, Inc. — Class A*	12	523
Aaron’s, Inc.	13	518
Lancaster Colony Corp.	4	517

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Prestige Brands Holdings, Inc.*	11	$489
Halyard Health, Inc.*	10	462
Mallinckrodt plc*	20	451
Sotheby’s*	8	413
LifePoint Health, Inc.*	8	398
Boston Beer Company, Inc. — Class A*	2	382
Endo International plc*	42	326
Tenet Healthcare Corp.*	17	258
Owens & Minor, Inc.	13	245
Dean Foods Co.	19	220
Avon Products, Inc.*	92	198
Tootsie Roll Industries, Inc.	4	146
Total Consumer, Non-cyclical		53,575

Consumer, Cyclical - 0.6%
NVR, Inc.*	1	3,508
Copart, Inc.*	42	1,814
Domino’s Pizza, Inc.	9	1,701
Thor Industries, Inc.	10	1,507
Toro Co.	23	1,500
JetBlue Airways Corp.*	67	1,497
Toll Brothers, Inc.	31	1,489
Polaris Industries, Inc.	12	1,488
Dunkin’ Brands Group, Inc.	19	1,225
Carter’s, Inc.	10	1,175
Six Flags Entertainment Corp.	16	1,065
Skechers U.S.A., Inc. — Class A*	28	1,059
Pool Corp.	8	1,037
Watsco, Inc.	6	1,020
Delphi Technologies plc*	19	997
Brunswick Corp.	18	994
Scotts Miracle-Gro Co. — Class A	9	963
Dana, Inc.	30	960
CalAtlantic Group, Inc.	16	902
Casey’s General Stores, Inc.	8	895
MSC Industrial Direct Company, Inc. — Class A	9	870
Williams-Sonoma, Inc.	16	827
Cracker Barrel Old Country Store, Inc.[1]	5	794
Cinemark Holdings, Inc.	22	766
Texas Roadhouse, Inc. — Class A	14	738
Churchill Downs, Inc.	3	698
Tupperware Brands Corp.	11	690
Nu Skin Enterprises, Inc. — Class A	10	682
Bed Bath & Beyond, Inc.	30	660
American Eagle Outfitters, Inc.	35	658
Tempur Sealy International, Inc.*	10	627
ILG, Inc.	22	626
Wendy’s Co.	38	624
AutoNation, Inc.*	12	616
Urban Outfitters, Inc.*	17	596
Jack in the Box, Inc.	6	589
KB Home	18	575
TRI Pointe Group, Inc.*	32	574
Deckers Outdoor Corp.*	7	562
Michaels Companies, Inc.*	23	556
Herman Miller, Inc.	13	521
Sally Beauty Holdings, Inc.*	27	507
Big Lots, Inc.	9	505
Dick’s Sporting Goods, Inc.	17	489
Buffalo Wild Wings, Inc.*	3	469
Cheesecake Factory, Inc.[1]	9	434
World Fuel Services Corp.	14	394
Cooper Tire & Rubber Co.	11	389
Brinker International, Inc.[1]	10	388
Office Depot, Inc.	108	382
GameStop Corp. — Class A	21	377
HNI Corp.	9	347
Papa John’s International, Inc.	5	281
Dillard’s, Inc. — Class A1	4	240
International Speedway Corp. — Class A	5	199
Total Consumer, Cyclical		46,046

Technology - 0.5%
Take-Two Interactive Software, Inc.*	24	2,635
MSCI, Inc. — Class A	19	2,404
Broadridge Financial Solutions, Inc.	24	2,174
CDK Global, Inc.	28	1,996
Leidos Holdings, Inc.	30	1,937
Jack Henry & Associates, Inc.	16	1,871
Teradyne, Inc.	41	1,717
IPG Photonics Corp.*	8	1,713
PTC, Inc.*	24	1,459
Fortinet, Inc.*	31	1,354
Ultimate Software Group, Inc.*	6	1,309
Microsemi Corp.*	25	1,291
Tyler Technologies, Inc.*	7	1,239
Cypress Semiconductor Corp.	70	1,067
MKS Instruments, Inc.	11	1,039
MAXIMUS, Inc.	14	1,002
Teradata Corp.*	25	962
Dun & Bradstreet Corp.	8	947
Blackbaud, Inc.	10	945
Fair Isaac Corp.	6	919
Monolithic Power Systems, Inc.	8	899
NCR Corp.*	26	884
Integrated Device Technology, Inc.*	28	832
DST Systems, Inc.	13	807
Silicon Laboratories, Inc.*	9	795
Medidata Solutions, Inc.*	12	760
j2 Global, Inc.	10	750
Manhattan Associates, Inc.*	14	694
Science Applications International Corp.	9	689
Cirrus Logic, Inc.*	13	674
ACI Worldwide, Inc.*	25	567
Allscripts Healthcare Solutions, Inc.*	38	553
NetScout Systems, Inc.*	18	548
CommVault Systems, Inc.*	9	473
Acxiom Corp.*	17	469
Convergys Corp.	19	446
Pitney Bowes, Inc.	39	436
VeriFone Systems, Inc.*	24	425
Synaptics, Inc.*	7	280
Diebold Nixdorf, Inc.[1]	16	262

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

3D Systems Corp.*,1	24	$207
Total Technology		42,430

Utilities - 0.3%
Atmos Energy Corp.	23	1,976
UGI Corp.	36	1,690
Westar Energy, Inc.	30	1,584
Aqua America, Inc.	37	1,452
Great Plains Energy, Inc.	45	1,451
OGE Energy Corp.	42	1,382
Vectren Corp.	17	1,105
MDU Resources Group, Inc.	41	1,102
IDACORP, Inc.	11	1,005
National Fuel Gas Co.	18	988
WGL Holdings, Inc.	11	944
Hawaiian Electric Industries, Inc.	23	831
ONE Gas, Inc.	11	806
Southwest Gas Holdings, Inc.	10	805
New Jersey Resources Corp.	18	724
PNM Resources, Inc.	17	688
Black Hills Corp.	11	661
NorthWestern Corp.	10	597
Total Utilities		19,791

Basic Materials - 0.3%
Steel Dynamics, Inc.	50	2,156
Chemours Co.	39	1,952
RPM International, Inc.	28	1,468
United States Steel Corp.	37	1,302
Reliance Steel & Aluminum Co.	15	1,287
Olin Corp.	35	1,245
Royal Gold, Inc.	14	1,149
Valvoline, Inc.	43	1,078
Ashland Global Holdings, Inc.	13	926
Versum Materials, Inc.	23	870
Cabot Corp.	13	801
NewMarket Corp.	2	795
PolyOne Corp.	17	739
Sensient Technologies Corp.	9	658
Domtar Corp.	13	644
Allegheny Technologies, Inc.*	26	628
Commercial Metals Co.	24	512
Carpenter Technology Corp.	10	510
Compass Minerals International, Inc.	7	506
Minerals Technologies, Inc.	7	482
Total Basic Materials		19,708

Energy - 0.2%
HollyFrontier Corp.	37	1,905
WPX Energy, Inc.*	84	1,182
Energen Corp.*	20	1,151
First Solar, Inc.*	17	1,148
Patterson-UTI Energy, Inc.	47	1,081
Murphy Oil Corp.	34	1,056
Core Laboratories N.V.[1]	9	986
Transocean Ltd.*	82	876
PBF Energy, Inc. — Class A	23	815
CNX Resources Corp.*	44	644
Matador Resources Co.*	20	623
Southwestern Energy Co.*	108	603
Murphy USA, Inc.*	7	562
Ensco plc — Class A	92	544
Callon Petroleum Co.*	42	510
QEP Resources, Inc.*	51	488
SM Energy Co.	22	486
Nabors Industries Ltd.	67	458
Gulfport Energy Corp.*	35	446
Oceaneering International, Inc.	21	444
Dril-Quip, Inc.*	8	381
Rowan Companies plc — Class A*	24	376
Superior Energy Services, Inc.*	32	308
Diamond Offshore Drilling, Inc.*,1	14	260
NOW, Inc.*	23	254
Total Energy		17,587

Communications - 0.1%
FactSet Research Systems, Inc.	8	1,542
LogMeIn, Inc.	11	1,259
ARRIS International plc*	37	951
ViaSat, Inc.*,1	11	823
Cable One, Inc.	1	703
TEGNA, Inc.	45	634
Ciena Corp.*	30	628
AMC Networks, Inc. — Class A*	11	595
John Wiley & Sons, Inc. — Class A	9	592
InterDigital, Inc.	7	533
Meredith Corp.	8	528
Telephone & Data Systems, Inc.	19	528
New York Times Co. — Class A	26	481
Cars.com, Inc.*,1	15	433
Plantronics, Inc.	7	353
Total Communications		10,583

Total Common Stocks
(Cost $256,545)		374,866

MUTUAL FUNDS† - 60.3%
Guggenheim Strategy Fund II2	95,038	2,376,905
Guggenheim Strategy Fund I2	94,617	2,371,103
Total Mutual Funds
(Cost $4,732,617)		4,748,008

	Face Amount

U.S. TREASURY BILLS†† - 12.7%
U.S. Treasury Bills
0.80% due 01/02/18[4,5]	$1,000,000	1,000,000
Total U.S. Treasury Bills
(Cost $999,972)		1,000,000

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

	Face Value	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 6.3%
Federal Home Loan Bank[6]
1.05% due 01/02/18[4,5]	$500,000	$499,985
Total Federal Agency Discount Notes
(Cost $499,985)		499,985

REPURCHASE AGREEMENTS††,7 - 43.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	2,212,872	2,212,872
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	1,181,017	1,181,017
Total Repurchase Agreements
(Cost $3,393,889)		3,393,889

	Shares

SECURITIES LENDING COLLATERAL†,9 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[3]	103,196	103,196
Total Securities Lending Collateral
(Cost $103,196)		103,196

Total Investments - 128.5%
(Cost $9,986,204)		$10,119,944
Other Assets & Liabilities, net - (28.5)%		(2,244,482)
Total Net Assets - 100.0%		$7,875,462

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	23	Mar 2018	$4,375,520	$30,943

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
BNP Paribas	S&P MidCap 400 Index	1.92%	At Maturity	01/29/18	309	$587,210	$(1,529)
Barclays Bank plc	S&P MidCap 400 Index	1.83%	At Maturity	01/30/18	297	563,963	(3,178)
Goldman Sachs International	S&P MidCap 400 Index	1.83%	At Maturity	01/29/18	2,987	5,676,483	(15,412)
						$6,827,656	$(20,119)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7 day yield as of December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[9]	Securities lending collateral — See Note 7.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$374,866	$—	$—	$—	$—	$374,866
Equity Futures Contracts	—	30,943	—	—	—	30,943
Federal Agency Discount Notes	—	—	499,985	—	—	499,985
Mutual Funds	4,748,008	—	—	—	—	4,748,008
Repurchase Agreements	—	—	3,393,889	—	—	3,393,889
Securities Lending Collateral	103,196	—	—	—	—	103,196
U.S. Treasury Bills	—	—	1,000,000	—	—	1,000,000
Total Assets	$5,226,070	$30,943	$4,893,874	$—	$—	$10,150,887

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$20,119	$—	$20,119

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 6,467,999	$ 9,848,940	$ (13,950,000)	$ 5,663	$ (1,499)	$ 2,371,103	94,617	$ 67,182	$ 1,924
Guggenheim Strategy Fund II	5,321,626	6,728,301	(9,670,000)	(5,509)	2,487	2,376,905	95,038	89,741	3,806
	$ 11,789,625	$ 16,577,241	$ (23,620,000)	$ 154	$ 988	$ 4,748,008		$ 156,923	$ 5,730

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $99,088 of securities loaned (cost $1,859,698)	$1,978,047
Investments in affiliated issuers, at value (cost $4,732,617)	4,748,008
Repurchase agreements, at value (cost $3,393,889)	3,393,889
Segregated cash with broker	552,000
Receivables:
Securities sold	15,682,268
Dividends	31,363
Interest	398
Fund shares sold	217
Securities lending income	81
Total assets	26,386,271

Liabilities:
Unrealized depreciation on swap agreements	20,119
Overdraft due to custodian bank	17,679
Payable for:
Fund shares redeemed	18,228,138
Return of securities loaned	103,196
Variation margin	39,872
Securities purchased	38,778
Swap settlement	20,878
Management fees	18,322
Transfer agent and administrative fees	5,090
Investor service fees	5,090
Portfolio accounting fees	2,036
Miscellaneous	11,611
Total liabilities	18,510,809
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,875,462

Net assets consist of:
Paid in capital	$6,300,641
Undistributed net investment income	16,752
Accumulated net realized gain on investments	1,413,505
Net unrealized appreciation on investments	144,564
Net assets	$7,875,462
Capital shares outstanding	336,983
Net asset value per share	$23.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $22)	$47,958
Dividends from securities of affiliated issuers	156,923
Interest	13,454
Income from securities lending, net	490
Total investment income	218,825

Expenses:
Management fees	107,967
Investor service fees	29,991
Transfer agent and administrative fees	29,991
Professional fees	19,939
Portfolio accounting fees	11,996
Custodian fees	2,196
Trustees’ fees*	1,339
Line of credit fees	118
Miscellaneous	7,279
Total expenses	210,816
Net investment income	8,009

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	599,097
Investments in affiliated issuers	154
Swap agreements	1,825,179
Futures contracts	400,698
Distributions received from affiliated investment company shares	5,730
Net realized gain	2,830,858
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(39,820)
Investments in affiliated issuers	988
Swap agreements	(27,516)
Futures contracts	164,768
Net change in unrealized appreciation (depreciation)	98,420
Net realized and unrealized gain	2,929,278
Net increase in net assets resulting from operations	$2,937,287

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,009	$(40,213)
Net realized gain on investments	2,830,858	3,553,702
Net change in unrealized appreciation (depreciation) on investments	98,420	(40,690)
Net increase in net assets resulting from operations	2,937,287	3,472,799

Distributions to shareholders from:
Net realized gains	(3,053,428)	(750,000)
Total distributions to shareholders	(3,053,428)	(750,000)

Capital share transactions:
Proceeds from sale of shares	51,121,306	60,370,097
Distributions reinvested	3,053,428	750,000
Cost of shares redeemed	(66,131,295)	(58,987,307)
Net increase (decrease) from capital share transactions	(11,956,561)	2,132,790
Net increase (decrease) in net assets	(12,072,702)	4,855,589

Net assets:
Beginning of year	19,948,164	15,092,575
End of year	$7,875,462	$19,948,164
Undistributed net investment income/Accumulated net investment loss at end of year	$16,752	$(12)

Capital share activity:
Shares sold	2,058,544	1,829,775
Shares issued from reinvestment of distributions	146,658	23,177
Shares redeemed	(2,419,500)	(1,786,357)
Net increase (decrease) in shares	(214,298)	66,595

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$36.19	$31.14	$35.05	$35.47	$23.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.10)	(.20)	(.25)	(.17)
Net gain (loss) on investments (realized and unrealized)	5.81	8.87	(1.45)	4.39	12.03
Total from investment operations	5.83	8.77	(1.65)	4.14	11.86
Less distributions from:
Net realized gains	(18.65)	(3.72)	(2.26)	(4.56)	—
Total distributions	(18.65)	(3.72)	(2.26)	(4.56)	—
Net asset value, end of period	$23.37	$36.19	$31.14	$35.05	$35.47

Total Return[b]	22.44%	29.64%	(5.50%)	11.93%	50.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,875	$19,948	$15,093	$10,673	$17,076
Ratios to average net assets:
Net investment income (loss)	0.07%	(0.30%)	(0.58%)	(0.69%)	(0.56%)
Total expenses[c]	1.76%	1.72%	1.67%	1.72%	1.69%
Portfolio turnover rate	403%	368%	477%	255%	279%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Inverse Mid-Cap Strategy Fund returned -13.55%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 16.24%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Information Technology and Industrials sectors contributed the most to performance of the underlying index during the year. The Energy and Telecommunications Services sectors detracted the most from performance of the underlying index for the year.

NVR, Inc., Take-Two Interactive Software, Inc., and Chemours Co. contributed the most to performance of the underlying index for the year. Nabors Industries Ltd., Mallinckrodt plc, and QEP Resources, Inc. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.7%
Guggenheim Strategy Fund I	12.7%
Total	46.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(13.55%)	(15.03%)	(14.14%)
S&P MidCap 400 Index	16.24%	15.01%	9.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 46.4%
Guggenheim Strategy Fund II1	2,392	$59,830
Guggenheim Strategy Fund I1	897	22,474
Total Mutual Funds
(Cost $81,708)		82,304

	Face Amount

FEDERAL AGENCY NOTES†† - 11.3%
Federal Farm Credit Bank[2]
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[3]	$20,000	20,000
Total Federal Agency Notes
(Cost $20,000)		20,000

FEDERAL AGENCY DISCOUNT NOTES†† - 11.2%
Fannie Mae[4]
1.26% due 01/12/18[5,6]	20,000	19,992
Total Federal Agency Discount Notes
(Cost $19,992)		19,992

REPURCHASE AGREEMENTS††,7 - 29.9%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	34,623	34,623
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	18,479	18,479
Total Repurchase Agreements
(Cost $53,102)		53,102

Total Investments - 98.8%
(Cost $174,802)		$175,398
Other Assets & Liabilities, net - 1.2%		2,103
Total Net Assets - 100.0%		$177,501

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	(1.68%)	At Maturity	01/30/18	23	$44,358	$250
BNP Paribas	S&P MidCap 400 Index	(1.42%)	At Maturity	01/26/18	48	92,153	240
Goldman Sachs International	S&P MidCap 400 Index	(1.53%)	At Maturity	01/26/18	22	41,015	111
						$177,526	$601

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
LIBOR — London Interbank Offered Rate
USD — United States Dollar
plc — Public Limited Company

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$601	$—	$601
Federal Agency Discount Notes	—	—	19,992	—	—	19,992
Federal Agency Notes	—	—	20,000	—	—	20,000
Mutual Funds	82,304	—	—	—	—	82,304
Repurchase Agreements	—	—	53,102	—	—	53,102
Total Assets	$82,304	$—	$93,094	$601	$—	$175,999

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 96,762	$ 130,335	$ (205,000)	$ 845	$ (468)	$ 22,474	897	$ 1,339	$ 3
Guggenheim Strategy Fund II	117,399	42,134	(100,000)	469	(172)	59,830	2,392	2,112	32
	$ 214,161	$ 172,469	$ (305,000)	$ 1,314	$ (640)	$ 82,304		$ 3,451	$ 35

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $39,992)	$39,992
Investments in affiliated issuers, at value (cost $81,708)	82,304
Repurchase agreements, at value (cost $53,102)	53,102
Unrealized appreciation on swap agreements	601
Receivables:
Fund shares sold	2,094
Dividends	118
Variation margin	56
Interest	31
Total assets	178,298

Liabilities:
Payable for:
Management fees	162
Securities purchased	122
Swap settlement	42
Fund shares redeemed	59
Transfer agent and administrative fees	45
Investor service fees	45
Portfolio accounting fees	18
Miscellaneous	304
Total liabilities	797
Commitments and contingent liabilities (Note 12)	—
Net assets	$177,501

Net assets consist of:
Paid in capital	$1,831,959
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,655,655)
Net unrealized appreciation on investments	1,197
Net assets	$177,501
Capital shares outstanding	2,602
Net asset value per share	$68.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$3,451
Interest	1,106
Total investment income	4,557

Expenses:
Management fees	2,669
Investor service fees	741
Transfer agent and administrative fees	741
Professional fees	344
Portfolio accounting fees	297
Custodian fees	64
Trustees’ fees*	56
Miscellaneous	298
Total expenses	5,210
Net investment loss	(653)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	1,314
Swap agreements	(49,078)
Distributions received from affiliated investment company shares	35
Net realized loss	(47,729)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(640)
Swap agreements	(554)
Net change in unrealized appreciation (depreciation)	(1,194)
Net realized and unrealized loss	(48,923)
Net decrease in net assets resulting from operations	$(49,576)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(653)	$(5,585)
Net realized loss on investments	(47,729)	(195,331)
Net change in unrealized appreciation (depreciation) on investments	(1,194)	(3,049)
Net decrease in net assets resulting from operations	(49,576)	(203,965)

Capital share transactions:
Proceeds from sale of shares	4,129,307	7,479,212
Cost of shares redeemed	(4,282,310)	(7,505,865)
Net decrease from capital share transactions	(153,003)	(26,653)
Net decrease in net assets	(202,579)	(230,618)

Net assets:
Beginning of year	380,080	610,698
End of year	$177,501	$380,080
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	55,807	79,141 *
Shares redeemed	(58,021)	(80,582)*
Net decrease in shares	(2,214)	(1,441)*

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$78.92	$97.61	$98.69	$111.65	$154.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.26)	(1.38)	(1.59)	(2.07)
Net gain (loss) on investments (realized and unrealized)	(10.54)	(18.43)	.30	(11.37)	(40.36)
Total from investment operations	(10.70)	(18.69)	(1.08)	(12.96)	(42.43)
Net asset value, end of period	$68.22	$78.92	$97.61	$98.69	$111.65

Total Return[b]	(13.55%)	(19.13%)	(1.12%)	(11.56%)	(27.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$178	$380	$611	$850	$911
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.82%)	(1.46%)	(1.51%)	(1.65%)
Total expenses[c]	1.76%	1.71%	1.66%	1.72%	1.68%
Portfolio turnover rate	111%	565%	220%	323%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.
[e]	Reverse Share Split — Per share amounts for periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 26.26%, while the Russell 2000 Index returned 14.65% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The only sector detracting from return was Energy; Telecommunications Services contributed least.

Nektar Therapeutics, Kite Pharma, Inc., and bluebird bio, Inc. were the largest contributors to performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and Cardtronics plc Class A were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	23.1%
Guggenheim Strategy Fund II	15.9%
Nektar Therapeutics	0.1%
Bluebird Bio, Inc.	0.1%
GrubHub, Inc.	0.1%
Exact Sciences Corp.	0.1%
Sage Therapeutics, Inc.	0.1%
Curtiss-Wright Corp.	0.1%
Knight-Swift Transportation Holdings, Inc.	0.1%
Sterling Bancorp	0.1%
Top Ten Total	39.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	26.26%	24.22%	7.69%
Russell 2000 Index	14.65%	17.20%	10.82%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 34.6%

Financial - 8.4%
Sterling Bancorp	249	$6,125
MGIC Investment Corp.*	433	6,110
Primerica, Inc.	53	5,382
Umpqua Holdings Corp.	258	5,366
Wintrust Financial Corp.	64	5,272
Radian Group, Inc.	253	5,214
Texas Capital Bancshares, Inc.*	58	5,156
Hancock Holding Co.	99	4,900
CNO Financial Group, Inc.	198	4,889
Gramercy Property Trust REIT	177	4,719
Stifel Financial Corp.	78	4,646
Healthcare Realty Trust, Inc. REIT	144	4,625
IBERIABANK Corp.	59	4,573
Cousins Properties, Inc. REIT	487	4,505
Chemical Financial Corp.	83	4,438
RLJ Lodging Trust REIT	198	4,350
First Industrial Realty Trust, Inc. REIT	138	4,343
Sunstone Hotel Investors, Inc. REIT	261	4,314
Home BancShares, Inc.	184	4,278
Investors Bancorp, Inc.	303	4,206
MB Financial, Inc.	94	4,185
Essent Group Ltd.*	94	4,081
United Bankshares, Inc.	117	4,066
Evercore, Inc. — Class A	45	4,050
Selective Insurance Group, Inc.	67	3,933
UMB Financial Corp.	53	3,812
Cathay General Bancorp	89	3,753
Physicians Realty Trust REIT	208	3,742
LaSalle Hotel Properties REIT	132	3,705
Ryman Hospitality Properties, Inc. REIT	53	3,658
Columbia Banking System, Inc.	84	3,649
First Citizens BancShares, Inc. — Class A	9	3,627
Fulton Financial Corp.	200	3,580
South State Corp.	41	3,573
Glacier Bancorp, Inc.	90	3,545
Washington Federal, Inc.	103	3,528
Ellie Mae, Inc.*	39	3,487
Sabra Health Care REIT, Inc.	185	3,472
National Health Investors, Inc. REIT	46	3,467
Valley National Bancorp	302	3,388
EastGroup Properties, Inc. REIT[1]	38	3,358
GEO Group, Inc. REIT	142	3,351
First Financial Bankshares, Inc.[1]	74	3,334
Kemper Corp.	47	3,238
BancorpSouth Bank	101	3,176
QTS Realty Trust, Inc. — Class A REIT	57	3,087
American Equity Investment Life Holding Co.	100	3,073
Community Bank System, Inc.	57	3,064
Pebblebrook Hotel Trust REIT	81	3,011
Education Realty Trust, Inc. REIT	85	2,968
Urban Edge Properties REIT	114	2,906
STAG Industrial, Inc. REIT	106	2,897
PS Business Parks, Inc. REIT	23	2,877
First Midwest Bancorp, Inc.	119	2,857
WageWorks, Inc.*	46	2,852
CVB Financial Corp.	121	2,851
Enstar Group Ltd.*	14	2,811
Washington Real Estate Investment Trust REIT	90	2,801
RLI Corp.	46	2,790
Hope Bancorp, Inc.	152	2,774
Great Western Bancorp, Inc.	69	2,746
Old National Bancorp	157	2,740
Xenia Hotels & Resorts, Inc. REIT	126	2,720
DiamondRock Hospitality Co. REIT	234	2,642
Acadia Realty Trust REIT	96	2,627
Retail Opportunity Investments Corp. REIT	127	2,534
Trustmark Corp.	79	2,517
International Bancshares Corp.	63	2,501
Simmons First National Corp. — Class A	43	2,455
Lexington Realty Trust REIT	253	2,441
Kennedy-Wilson Holdings, Inc.	139	2,412
LegacyTexas Financial Group, Inc.	56	2,364
Rexford Industrial Realty, Inc. REIT	81	2,362
Invesco Mortgage Capital, Inc. REIT	132	2,354
Potlatch Corp. REIT	47	2,345
United Community Banks, Inc.	83	2,336
Bank of NT Butterfield & Son Ltd.	63	2,286
Apollo Commercial Real Estate Finance, Inc. REIT	123	2,269
Mack-Cali Realty Corp. REIT	105	2,264
Blackhawk Network Holdings, Inc.*	63	2,246
ServisFirst Bancshares, Inc.	53	2,200
Hilltop Holdings, Inc.	86	2,178
Independent Bank Corp.	31	2,165
Banner Corp.	39	2,150
Eagle Bancorp, Inc.*	37	2,142
Waddell & Reed Financial, Inc. — Class A	95	2,122
Horace Mann Educators Corp.	48	2,117
Argo Group International Holdings Ltd.	34	2,096
BofI Holding, Inc.*,1	70	2,093
Financial Engines, Inc.	69	2,091
FCB Financial Holdings, Inc. — Class A*	41	2,083
Ameris Bancorp	43	2,073
Terreno Realty Corp. REIT	59	2,069
Government Properties Income Trust REIT	111	2,058
Artisan Partners Asset Management, Inc. — Class A	52	2,054
Renasant Corp.	50	2,045
HFF, Inc. — Class A	42	2,043
TowneBank	66	2,030
Capitol Federal Financial, Inc.	150	2,011
WesBanco, Inc.	49	1,992
First Merchants Corp.	47	1,977
LTC Properties, Inc. REIT	45	1,960
Provident Financial Services, Inc.	72	1,942
Kite Realty Group Trust REIT	97	1,901
First Financial Bancorp	72	1,897
Chesapeake Lodging Trust REIT	69	1,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Select Income REIT	74	$1,860
Northwest Bancshares, Inc.	111	1,857
Four Corners Property Trust, Inc. REIT	72	1,850
Summit Hotel Properties, Inc. REIT	121	1,843
Pacific Premier Bancorp, Inc.*	46	1,840
Genworth Financial, Inc. — Class A*	586	1,822
Union Bankshares Corp.	50	1,809
NBT Bancorp, Inc.	49	1,803
American Assets Trust, Inc. REIT	47	1,797
PRA Group, Inc.*	54	1,793
Moelis & Co. — Class A	36	1,746
Westamerica Bancorporation	29	1,727
Berkshire Hills Bancorp, Inc.	47	1,720
WisdomTree Investments, Inc.	135	1,694
WSFS Financial Corp.	35	1,675
Park National Corp.	16	1,664
Agree Realty Corp. REIT	32	1,646
Employers Holdings, Inc.	37	1,643
First Commonwealth Financial Corp.	114	1,632
CenterState Bank Corp.	63	1,621
Global Net Lease, Inc. REIT	78	1,605
S&T Bancorp, Inc.	40	1,592
Heartland Financial USA, Inc.	29	1,556
Third Point Reinsurance Ltd.*	106	1,553
Washington Prime Group, Inc. REIT	218	1,552
Quality Care Properties, Inc. REIT*	111	1,533
LendingClub Corp.*	371	1,532
Alexander & Baldwin, Inc. REIT	55	1,526
Walker & Dunlop, Inc.*	32	1,520
Boston Private Financial Holdings, Inc.	98	1,514
OM Asset Management plc	87	1,457
Monmouth Real Estate Investment Corp. REIT	81	1,442
CareTrust REIT, Inc. REIT	86	1,441
Kearny Financial Corp.	99	1,431
Independent Bank Group, Inc.	21	1,420
National Storage Affiliates Trust REIT	52	1,418
AMERISAFE, Inc.	23	1,417
CYS Investments, Inc. REIT	176	1,413
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	58	1,395
Tompkins Financial Corp.	17	1,383
Brookline Bancorp, Inc.	88	1,382
Piper Jaffray Cos.	16	1,380
Safety Insurance Group, Inc.	17	1,367
Lakeland Financial Corp.	28	1,358
Ramco-Gershenson Properties Trust REIT	92	1,355
First Busey Corp.	45	1,347
Redwood Trust, Inc. REIT	90	1,334
Beneficial Bancorp, Inc.	81	1,332
Houlihan Lokey, Inc.	29	1,317
Franklin Street Properties Corp. REIT	122	1,310
Aircastle Ltd.	55	1,286
State Bank Financial Corp.	43	1,283
Infinity Property & Casualty Corp.	12	1,272
Nelnet, Inc. — Class A	23	1,260
PennyMac Mortgage Investment Trust REIT	77	1,237
Seacoast Banking Corporation of Florida*	49	1,235
Cannae Holdings, Inc.*	72	1,226
Navigators Group, Inc.	25	1,217
ARMOUR Residential, Inc. REIT	47	1,209
First Interstate BancSystem, Inc. — Class A	30	1,201
Ladder Capital Corp. — Class A REIT	87	1,186
Encore Capital Group, Inc.*	28	1,179
Meridian Bancorp, Inc.	57	1,174
Enterprise Financial Services Corp.	26	1,174
Seritage Growth Properties REIT	29	1,173
City Holding Co.	17	1,147
First BanCorp*,1	224	1,142
Tier REIT, Inc.	56	1,142
United Fire Group, Inc.	25	1,139
Cohen & Steers, Inc.	24	1,135
Universal Health Realty Income Trust REIT	15	1,127
Hanmi Financial Corp.	37	1,123
NMI Holdings, Inc. — Class A*	66	1,122
National General Holdings Corp.	57	1,119
CBL & Associates Properties, Inc. REIT[1]	197	1,115
Southside Bancshares, Inc.	33	1,111
First Bancorp	31	1,095
Sandy Spring Bancorp, Inc.	28	1,093
MBIA, Inc.*,1	147	1,076
Banc of California, Inc.[1]	52	1,074
Heritage Financial Corp.	34	1,047
United Financial Bancorp, Inc.	59	1,041
James River Group Holdings Ltd.	26	1,040
Chatham Lodging Trust REIT	45	1,024
RE/MAX Holdings, Inc. — Class A	21	1,019
MainSource Financial Group, Inc.	28	1,017
Stewart Information Services Corp.	24	1,015
Central Pacific Financial Corp.	34	1,014
Universal Insurance Holdings, Inc.	37	1,012
St. Joe Co.*	56	1,011
Lakeland Bancorp, Inc.	52	1,001
AmTrust Financial Services, Inc.[1]	99	997
TrustCo Bank Corp. NY	108	994
National Western Life Group, Inc. — Class A	3	993
MTGE Investment Corp. REIT	53	980
BancFirst Corp.	19	972
OceanFirst Financial Corp.	37	971
Capstead Mortgage Corp. REIT	111	960
PJT Partners, Inc. — Class A	21	958
Pennsylvania Real Estate Investment Trust REIT	80	951
Getty Realty Corp. REIT	35	951
Stock Yards Bancorp, Inc.	25	943
Easterly Government Properties, Inc. REIT	44	939
Flagstar Bancorp, Inc.*	25	935
iStar, Inc. REIT*	82	927
Meta Financial Group, Inc.	10	926
Virtus Investment Partners, Inc.	8	920
InfraREIT, Inc.	49	910

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National Bank Holdings Corp. — Class A	28	$908
Washington Trust Bancorp, Inc.	17	905
ConnectOne Bancorp, Inc.	35	901
1st Source Corp.	18	890
Granite Point Mortgage Trust, Inc. REIT	50	887
Preferred Bank/Los Angeles CA	15	882
Flushing Financial Corp.	32	880
CoBiz Financial, Inc.	44	880
TriCo Bancshares	23	871
NorthStar Realty Europe Corp. REIT	64	860
Northfield Bancorp, Inc.	50	854
German American Bancorp, Inc.	24	848
Community Trust Bancorp, Inc.	18	848
Ambac Financial Group, Inc.*	53	847
Univest Corporation of Pennsylvania	30	842
Bryn Mawr Bank Corp.	19	840
HomeStreet, Inc.*	29	840
FBL Financial Group, Inc. — Class A	12	836
Customers Bancorp, Inc.*	32	832
Independence Realty Trust, Inc. REIT	82	827
Diamond Hill Investment Group, Inc.	4	827
Cass Information Systems, Inc.	14	815
Armada Hoffler Properties, Inc. REIT	52	808
Investors Real Estate Trust REIT	142	807
Saul Centers, Inc. REIT	13	803
New York Mortgage Trust, Inc. REIT	130	802
Alexander’s, Inc. REIT	2	792
Hersha Hospitality Trust REIT	45	783
Federal Agricultural Mortgage Corp. — Class C	10	782
Dime Community Bancshares, Inc.	37	775
Guaranty Bancorp	28	774
Bridge Bancorp, Inc.	22	770
First of Long Island Corp.	27	769
Kinsale Capital Group, Inc.	17	765
Trupanion, Inc.*	26	761
Urstadt Biddle Properties, Inc. — Class A REIT	35	761
Camden National Corp.	18	758
Oritani Financial Corp.	46	754
Investment Technology Group, Inc.	39	751
Preferred Apartment Communities, Inc. — Class A REIT	37	749
New Senior Investment Group, Inc. REIT	96	726
INTL FCStone, Inc.*	17	723
Greenlight Capital Re Ltd. — Class A*	35	704
Peapack Gladstone Financial Corp.	20	700
Horizon Bancorp	25	695
Altisource Residential Corp. REIT	58	688
Opus Bank*	24	655
Gladstone Commercial Corp. REIT	31	653
Heritage Commerce Corp.	42	643
Mercantile Bank Corp.	18	637
Whitestone REIT — Class B	44	634
Triumph Bancorp, Inc.*	20	630
FB Financial Corp.*	15	630
PHH Corp.*	61	628
First Defiance Financial Corp.	12	624
Live Oak Bancshares, Inc.	26	620
Great Southern Bancorp, Inc.	12	620
Peoples Bancorp, Inc.	19	620
Forestar Group, Inc.*	28	616
First Foundation, Inc.*	33	612
Nationstar Mortgage Holdings, Inc.*	33	611
AG Mortgage Investment Trust, Inc. REIT	32	608
Ashford Hospitality Trust, Inc. REIT	90	606
Greenhill & Company, Inc.[1]	31	605
CatchMark Timber Trust, Inc. — Class A REIT	46	604
QCR Holdings, Inc.	14	600
Anworth Mortgage Asset Corp. REIT	110	598
TriState Capital Holdings, Inc.*	26	598
Westwood Holdings Group, Inc.	9	596
Cedar Realty Trust, Inc. REIT	97	590
Marcus & Millichap, Inc.*	18	587
Midland States Bancorp, Inc.	18	585
Enova International, Inc.*	38	578
Hamilton Lane, Inc. — Class A	16	566
World Acceptance Corp.*	7	565
Bancorp, Inc.*	57	563
Blue Hills Bancorp, Inc.	28	563
Community Healthcare Trust, Inc. REIT	20	562
NexPoint Residential Trust, Inc. REIT	20	559
Carolina Financial Corp.	15	557
Maiden Holdings Ltd.	83	548
Nicolet Bankshares, Inc.*	10	547
First Community Bancshares, Inc.	19	546
Fidelity Southern Corp.	25	545
First Financial Corp.	12	544
Bank of Marin Bancorp	8	544
Heritage Insurance Holdings, Inc.[1]	30	541
CorEnergy Infrastructure Trust, Inc. REIT	14	535
United Community Financial Corp.	58	530
Financial Institutions, Inc.	17	529
Waterstone Financial, Inc.	31	529
Allegiance Bancshares, Inc.*	14	527
Veritex Holdings, Inc.*	19	524
State Auto Financial Corp.	18	524
National Commerce Corp.*	13	523
Bank Mutual Corp.	49	522
UMH Properties, Inc. REIT	35	521
R1 RCM, Inc.*	117	516
Independent Bank Corp.	23	514
Virtu Financial, Inc. — Class A1	28	512
Green Bancorp, Inc.*	25	507
Access National Corp.	18	501
HomeTrust Bancshares, Inc.*	19	489
Bar Harbor Bankshares	18	486
Republic First Bancorp, Inc.*	57	482
OFG Bancorp	51	479
Western Asset Mortgage Capital Corp. REIT	48	478
Franklin Financial Network, Inc.*	14	477

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Arrow Financial Corp.	14	$475
RMR Group, Inc. — Class A	8	474
Orchid Island Capital, Inc. REIT	50	464
First Mid-Illinois Bancshares, Inc.	12	462
Equity Bancshares, Inc. — Class A*	13	460
People’s Utah Bancorp	15	455
West Bancorporation, Inc.	18	453
Old Second Bancorp, Inc.	33	450
CNB Financial Corp.	17	446
City Office REIT, Inc.	34	442
MidWestOne Financial Group, Inc.	13	436
Farmers National Banc Corp.	29	428
Cowen, Inc. — Class A*	31	423
Atlantic Capital Bancshares, Inc.*	24	422
First Connecticut Bancorp, Inc.	16	418
Republic Bancorp, Inc. — Class A	11	418
One Liberty Properties, Inc. REIT	16	415
Hingham Institution for Savings	2	414
United Insurance Holdings Corp.	24	414
Clifton Bancorp, Inc.	24	410
GAIN Capital Holdings, Inc.	41	410
Farmers & Merchants Bancorp Incorporated/Archbold OH	10	408
Citizens, Inc.*,1	55	404
PennyMac Financial Services, Inc. — Class A*	18	402
Southern National Bancorp of Virginia, Inc.	25	401
PCSB Financial Corp.*	21	400
Ares Commercial Real Estate Corp. REIT	31	400
Investors Title Co.	2	397
Altisource Portfolio Solutions S.A.*	14	392
Ocwen Financial Corp.*	123	385
Dynex Capital, Inc. REIT	54	379
Global Indemnity Ltd.*	9	378
WashingtonFirst Bankshares, Inc.	11	377
Redfin Corp.*,1	12	376
Enterprise Bancorp, Inc.	11	375
Ladenburg Thalmann Financial Services, Inc.	118	373
Peoples Financial Services Corp.	8	373
Sierra Bancorp	14	372
MedEquities Realty Trust, Inc. REIT	33	370
National Bankshares, Inc.	8	364
Health Insurance Innovations, Inc. — Class A*	14	349
Western New England Bancorp, Inc.	32	349
Farmers Capital Bank Corp.	9	346
American National Bankshares, Inc.	9	345
First Bancshares, Inc.	10	342
Citizens & Northern Corp.	14	336
On Deck Capital, Inc.*	58	333
Southern First Bancshares, Inc.*	8	330
Resource Capital Corp. REIT	35	328
First Bancorp, Inc.	12	327
Oppenheimer Holdings, Inc. — Class A	12	322
Farmland Partners, Inc. REIT	37	321
Arlington Asset Investment Corp. — Class A	27	318
Consolidated-Tomoka Land Co.	5	317
Summit Financial Group, Inc.	12	316
Regional Management Corp.*	12	316
eHealth, Inc.*	18	313
FRP Holdings, Inc.*	7	310
MutualFirst Financial, Inc.	8	308
Sutherland Asset Management Corp. REIT	20	303
Home Bancorp, Inc.	7	303
Ashford Hospitality Prime, Inc. REIT	31	302
Southern Missouri Bancorp, Inc.	8	301
Macatawa Bank Corp.	30	300
Capital City Bank Group, Inc.	13	298
Old Line Bancshares, Inc.	10	294
BSB Bancorp, Inc.*	10	292
Sun Bancorp, Inc.	12	292
HarborOne Bancorp, Inc.*	15	287
EMC Insurance Group, Inc.	10	287
Jernigan Capital, Inc. REIT[1]	15	285
Ames National Corp.	10	278
Territorial Bancorp, Inc.	9	278
Codorus Valley Bancorp, Inc.	10	275
Cadence BanCorp*	10	271
Northrim BanCorp, Inc.	8	271
HCI Group, Inc.	9	269
First Internet Bancorp	7	267
Paragon Commercial Corp.*	5	266
Civista Bancshares, Inc.	12	264
Baldwin & Lyons, Inc. — Class B	11	263
Bluerock Residential Growth REIT, Inc.	26	263
BankFinancial Corp.	17	261
KKR Real Estate Finance Trust, Inc.	13	260
Safeguard Scientifics, Inc.*	23	258
Great Ajax Corp. REIT	18	249
TPG RE Finance Trust, Inc. REIT	13	248
Atlas Financial Holdings, Inc.*	12	247
Charter Financial Corp.	14	246
Bear State Financial, Inc.	24	245
Central Valley Community Bancorp	12	242
Bankwell Financial Group, Inc.	7	240
Century Bancorp, Inc. — Class A	3	235
Cherry Hill Mortgage Investment Corp. REIT	13	234
Shore Bancshares, Inc.	14	234
Penns Woods Bancorp, Inc.	5	233
C&F Financial Corp.	4	232
Federated National Holding Co.	14	232
Norwood Financial Corp.	7	231
Orrstown Financial Services, Inc.	9	227
MidSouth Bancorp, Inc.	17	225
Marlin Business Services Corp.	10	224
MBT Financial Corp.	21	223
Premier Financial Bancorp, Inc.	11	221
Howard Bancorp, Inc.*	10	220
FNB Bancorp	6	219

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Investar Holding Corp.	9	$217
Union Bankshares, Inc.	4	212
Safety Income and Growth, Inc. REIT	12	211
Evans Bancorp, Inc.	5	209
Riverview Bancorp, Inc.	24	208
Stratus Properties, Inc.	7	208
Capstar Financial Holdings, Inc.*	10	208
Bank of Commerce Holdings	18	207
ACNB Corp.	7	207
Sunshine Bancorp, Inc.*	9	206
SI Financial Group, Inc.	14	206
Reliant Bancorp, Inc.	8	205
Entegra Financial Corp.*	7	205
Associated Capital Group, Inc. — Class A	6	205
LCNB Corp.	10	205
NI Holdings, Inc.*	12	204
Community Bankers Trust Corp.*	25	204
Xenith Bankshares, Inc.*	6	203
Pzena Investment Management, Inc. — Class A	19	203
Ohio Valley Banc Corp.	5	202
First Business Financial Services, Inc.	9	199
First Northwest Bancorp*	12	196
SmartFinancial, Inc.*	9	195
Middlefield Banc Corp.	4	193
Chemung Financial Corp.	4	192
Independence Holding Co.	7	192
Community Financial Corp.	5	191
WMIH Corp.*	225	191
Kingstone Companies, Inc.	10	188
Timberland Bancorp, Inc.	7	186
Northeast Bancorp	8	185
Byline Bancorp, Inc.*	8	184
Malvern Bancorp, Inc.*	7	183
Unity Bancorp, Inc.	9	178
Owens Realty Mortgage, Inc. REIT	11	176
Prudential Bancorp, Inc.	10	176
Donegal Group, Inc. — Class A	10	173
Tiptree, Inc. — Class A	29	173
Global Medical REIT, Inc.	21	172
First Financial Northwest, Inc.	11	171
Clipper Realty, Inc. REIT	17	170
Hallmark Financial Services, Inc.*	16	167
United Security Bancshares	15	165
Two River Bancorp	9	163
BCB Bancorp, Inc.	11	159
Pacific Mercantile Bancorp*	18	158
ESSA Bancorp, Inc.	10	157
Peoples Bancorp of North Carolina, Inc.	5	153
County Bancorp, Inc.	5	149
GAMCO Investors, Inc. — Class A	5	148
Trinity Place Holdings, Inc.*	21	146
Parke Bancorp, Inc.	7	144
Maui Land & Pineapple Company, Inc.*	8	138
DNB Financial Corp.	4	135
Crawford & Co. — Class B	14	135
Provident Bancorp, Inc.*	5	132
Provident Financial Holdings, Inc.	7	129
Silvercrest Asset Management Group, Inc. — Class A	8	128
Elevate Credit, Inc.*	16	120
Ellington Residential Mortgage REIT	10	120
Old Point Financial Corp.	4	119
Impac Mortgage Holdings, Inc.*	11	112
First Guaranty Bancshares, Inc.	4	100
Greene County Bancorp, Inc.	3	98
Guaranty Bancshares, Inc.	3	92
Blue Capital Reinsurance Holdings Ltd.	7	84
RBB Bancorp	3	82
Transcontinental Realty Investors, Inc.*	2	63
Oconee Federal Financial Corp.	2	57
California First National Bancorp	3	45
RAIT Financial Trust REIT	107	40
Medley Management, Inc. — Class A	6	39
Griffin Industrial Realty, Inc.	1	37
Fifth Street Asset Management, Inc.	8	10
Total Financial		593,893

Consumer, Non-cyclical - 7.4%
Nektar Therapeutics*	172	10,272
Bluebird Bio, Inc.*	56	9,974
Exact Sciences Corp.*	138	7,251
Sage Therapeutics, Inc.*	44	7,247
Catalent, Inc.*	147	6,039
HealthSouth Corp.	115	5,682
PRA Health Sciences, Inc.*	57	5,191
Snyder’s-Lance, Inc.	100	5,008
Grand Canyon Education, Inc.*	55	4,924
Insulet Corp.*	68	4,692
LivaNova plc*	57	4,555
Masimo Corp.*	52	4,410
Healthcare Services Group, Inc.	83	4,376
Chemed Corp.	18	4,374
Cantel Medical Corp.	42	4,321
Deluxe Corp.	56	4,303
Brink’s Co.	54	4,250
Molina Healthcare, Inc.*	52	3,987
ICU Medical, Inc.*	18	3,888
On Assignment, Inc.*	60	3,856
Sarepta Therapeutics, Inc.*	69	3,839
Avis Budget Group, Inc.*	87	3,818
FibroGen, Inc.*	77	3,650
Cimpress N.V.*	30	3,596
Haemonetics Corp.*	61	3,543
Integra LifeSciences Holdings Corp.*	74	3,542
Neogen Corp.*	43	3,535
NuVasive, Inc.*	60	3,509
Darling Ingredients, Inc.*	192	3,481
Clovis Oncology, Inc.*	51	3,468
Blueprint Medicines Corp.*	45	3,393
Globus Medical, Inc. — Class A*	82	3,370
Ligand Pharmaceuticals, Inc. — Class B*	24	3,286
Performance Food Group Co.*	99	3,277

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Puma Biotechnology, Inc.*	33	$3,262
Avexis, Inc.*	29	3,209
Penumbra, Inc.*	34	3,199
Green Dot Corp. — Class A*	53	3,194
Sanderson Farms, Inc.	23	3,192
Portola Pharmaceuticals, Inc.*	65	3,164
Helen of Troy Ltd.*	32	3,083
Adtalem Global Education, Inc.*	73	3,070
United Natural Foods, Inc.*	60	2,956
Aaron’s, Inc.	74	2,949
Lancaster Colony Corp.	22	2,843
Halozyme Therapeutics, Inc.*	138	2,796
Incorporated Research Holdings, Inc. — Class A*	64	2,790
Horizon Pharma plc*	191	2,789
Amicus Therapeutics, Inc.*	193	2,777
Prestige Brands Holdings, Inc.*	62	2,753
J&J Snack Foods Corp.	18	2,733
Wright Medical Group N.V.*	123	2,731
AMN Healthcare Services, Inc.*	55	2,709
B&G Foods, Inc.[1]	77	2,707
HealthEquity, Inc.*	58	2,706
Insmed, Inc.*	86	2,682
Magellan Health, Inc.*	27	2,607
Array BioPharma, Inc.*	202	2,586
Vector Group Ltd.	115	2,574
Myriad Genetics, Inc.*	74	2,542
Halyard Health, Inc.*	55	2,540
ABM Industries, Inc.	66	2,490
Merit Medical Systems, Inc.*	57	2,462
Korn/Ferry International	59	2,441
Insperity, Inc.	42	2,409
LendingTree, Inc.*	7	2,383
Inogen, Inc.*	20	2,382
Ironwood Pharmaceuticals, Inc. — Class A*	157	2,353
Sotheby’s*	45	2,322
Nevro Corp.*	33	2,278
Aerie Pharmaceuticals, Inc.*	38	2,271
Select Medical Holdings Corp.*	125	2,206
Teladoc, Inc.*,1	63	2,196
Supernus Pharmaceuticals, Inc.*	55	2,192
Loxo Oncology, Inc.*	26	2,189
Medicines Co.*	80	2,187
TriNet Group, Inc.*	49	2,173
Ultragenyx Pharmaceutical, Inc.*	46	2,133
AnaptysBio, Inc.*	21	2,115
Monro, Inc.	37	2,107
Pacira Pharmaceuticals, Inc.*	46	2,100
FTI Consulting, Inc.*	46	1,976
Matthews International Corp. — Class A	37	1,954
Immunomedics, Inc.*,1	119	1,923
Corcept Therapeutics, Inc.*	106	1,914
Boston Beer Company, Inc. — Class A*	10	1,911
Travelport Worldwide Ltd.	145	1,895
Bob Evans Farms, Inc.	24	1,892
WD-40 Co.	16	1,888
Cambrex Corp.*	38	1,824
NxStage Medical, Inc.*	75	1,817
Herc Holdings, Inc.*	29	1,816
Emergent BioSolutions, Inc.*	39	1,812
Fresh Del Monte Produce, Inc.	38	1,812
NutriSystem, Inc.	34	1,788
Amedisys, Inc.*	33	1,739
Varex Imaging Corp.*	43	1,727
Spectrum Pharmaceuticals, Inc.*	91	1,724
HMS Holdings Corp.*	98	1,661
Global Blood Therapeutics, Inc.*	42	1,653
Prothena Corporation plc*,1	44	1,650
CONMED Corp.	32	1,631
Integer Holdings Corp.*	36	1,631
Acceleron Pharma, Inc.*	38	1,613
Cal-Maine Foods, Inc.*	36	1,600
Spark Therapeutics, Inc.*,1	31	1,594
Ignyta, Inc.*	59	1,575
Sangamo Therapeutics, Inc.*	96	1,574
Tivity Health, Inc.*	43	1,572
Arena Pharmaceuticals, Inc.*	46	1,563
Zogenix, Inc.*	39	1,562
Repligen Corp.*	43	1,560
MiMedx Group, Inc.*,1	123	1,551
Aimmune Therapeutics, Inc.*	41	1,551
Central Garden & Pet Co. — Class A*	41	1,546
ACCO Brands Corp.*	126	1,537
Universal Corp.	29	1,522
Calavo Growers, Inc.	18	1,519
Natus Medical, Inc.*	38	1,452
Tenet Healthcare Corp.*	95	1,440
Weight Watchers International, Inc.*	32	1,417
Impax Laboratories, Inc.*	85	1,415
Paylocity Holding Corp.*	30	1,415
Hertz Global Holdings, Inc.*	64	1,414
Radius Health, Inc.*	44	1,398
Quidel Corp.*	32	1,387
Hostess Brands, Inc.*	93	1,377
Theravance Biopharma, Inc.*	49	1,367
Novocure Ltd.*	67	1,353
TrueBlue, Inc.*	49	1,348
Dynavax Technologies Corp.*	72	1,346
Owens & Minor, Inc.	70	1,322
McGrath RentCorp	28	1,315
Coca-Cola Bottling Company Consolidated	6	1,292
Abaxis, Inc.	26	1,288
Viad Corp.	23	1,274
National Beverage Corp.	13	1,267
Innoviva, Inc.*	89	1,263
Atrion Corp.	2	1,261
Dermira, Inc.*	45	1,251
Esperion Therapeutics, Inc.*	19	1,251
OraSure Technologies, Inc.*	66	1,245
Ensign Group, Inc.	56	1,243
Dean Foods Co.	106	1,225

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Editas Medicine, Inc.*	39	$1,198
Momenta Pharmaceuticals, Inc.*	85	1,186
SpartanNash Co.	44	1,174
Analogic Corp.	14	1,172
Strayer Education, Inc.	13	1,165
Foundation Medicine, Inc.*	17	1,159
MGP Ingredients, Inc.	15	1,153
Diplomat Pharmacy, Inc.*	55	1,104
ICF International, Inc.*	21	1,103
LHC Group, Inc.*	18	1,103
TherapeuticsMD, Inc.*,1	182	1,099
Orthofix International N.V.*	20	1,094
Acorda Therapeutics, Inc.*	50	1,073
Navigant Consulting, Inc.*	55	1,068
REGENXBIO, Inc.*	32	1,064
Enanta Pharmaceuticals, Inc.*	18	1,056
Huron Consulting Group, Inc.*	26	1,052
USANA Health Sciences, Inc.*	14	1,037
US Physical Therapy, Inc.	14	1,011
Capella Education Co.	13	1,006
Andersons, Inc.	32	997
Omeros Corp.*	51	991
Intersect ENT, Inc.*	30	972
EVERTEC, Inc.	71	969
Xencor, Inc.*	44	965
Cardtronics plc — Class A*	52	963
Heron Therapeutics, Inc.*	53	959
BioTelemetry, Inc.*	32	957
Kelly Services, Inc. — Class A	35	954
Career Education Corp.*	79	954
Kindred Healthcare, Inc.	98	951
SUPERVALU, Inc.*	44	950
Luminex Corp.	48	946
Revance Therapeutics, Inc.*	26	930
Retrophin, Inc.*	44	927
CBIZ, Inc.*	60	927
MyoKardia, Inc.*	22	926
Anika Therapeutics, Inc.*	17	917
Inter Parfums, Inc.	21	913
AxoGen, Inc.*	32	906
iRhythm Technologies, Inc.*	16	897
Cardiovascular Systems, Inc.*	37	877
Glaukos Corp.*,1	34	872
Alarm.com Holdings, Inc.*	23	868
K2M Group Holdings, Inc.*	48	864
National Healthcare Corp.	14	853
Alder Biopharmaceuticals, Inc.*	74	847
Medifast, Inc.	12	838
Quad/Graphics, Inc.	37	836
Almost Family, Inc.*	15	830
Amphastar Pharmaceuticals, Inc.*	43	827
Flexion Therapeutics, Inc.*	33	826
Vanda Pharmaceuticals, Inc.*	52	790
Genomic Health, Inc.*	23	787
Accelerate Diagnostics, Inc.*	30	786
Providence Service Corp.*	13	771
RR Donnelley & Sons Co.	82	763
Akebia Therapeutics, Inc.*	51	758
STAAR Surgical Co.*	48	744
Lannett Company, Inc.*,1	32	742
SP Plus Corp.*	20	742
MacroGenics, Inc.*	39	741
Phibro Animal Health Corp. — Class A	22	737
Tootsie Roll Industries, Inc.	20	728
CryoLife, Inc.*	38	728
Assembly Biosciences, Inc.*	16	724
Lantheus Holdings, Inc.*	35	716
AngioDynamics, Inc.*	43	715
RPX Corp.	53	712
Kforce, Inc.	28	707
Five Prime Therapeutics, Inc.*	32	701
CytomX Therapeutics, Inc.*	33	697
Textainer Group Holdings Ltd.*	32	688
Meridian Bioscience, Inc.	49	686
Cutera, Inc.*	15	680
La Jolla Pharmaceutical Co.*	21	676
AtriCure, Inc.*	37	675
Triple-S Management Corp. — Class B*	27	671
PTC Therapeutics, Inc.*	39	651
Aclaris Therapeutics, Inc.*	26	641
ZIOPHARM Oncology, Inc.*	154	638
John B Sanfilippo & Son, Inc.	10	633
ImmunoGen, Inc.*	98	628
K12, Inc.*	39	620
Invacare Corp.	36	607
Epizyme, Inc.*	48	602
Ennis, Inc.	29	602
Exactech, Inc.*	12	593
Synergy Pharmaceuticals, Inc.*,1	265	591
LSC Communications, Inc.	39	591
CorVel Corp.*	11	582
ANI Pharmaceuticals, Inc.*	9	580
Intra-Cellular Therapies, Inc.*	40	579
Adamas Pharmaceuticals, Inc.*,1	17	576
NeoGenomics, Inc.*	65	576
Laureate Education, Inc. — Class A*	42	570
Rigel Pharmaceuticals, Inc.*	146	566
Heska Corp.*	7	562
Everi Holdings, Inc.*	74	558
AMAG Pharmaceuticals, Inc.*	42	557
Rent-A-Center, Inc.[1]	50	555
Ingles Markets, Inc. — Class A	16	554
Concert Pharmaceuticals, Inc.*	21	543
LeMaitre Vascular, Inc.	17	541
Heidrick & Struggles International, Inc.	22	540
CAI International, Inc.*	19	538
e.l.f. Beauty, Inc.*,1	24	535
Depomed, Inc.*	66	531
Audentes Therapeutics, Inc.*	17	531
Forrester Research, Inc.	12	530
Atara Biotherapeutics, Inc.*	29	525
Cross Country Healthcare, Inc.*	41	523

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Barrett Business Services, Inc.	8	516
Endologix, Inc.*	96	514
Resources Connection, Inc.	33	510
PDL BioPharma, Inc.*	186	510
Sucampo Pharmaceuticals, Inc. — Class A*	28	503
Paratek Pharmaceuticals, Inc.*	28	501
Iovance Biotherapeutics, Inc.*	62	496
Lexicon Pharmaceuticals, Inc.*	50	494
Team, Inc.*	33	492
WaVe Life Sciences Ltd.*	14	491
Progenics Pharmaceuticals, Inc.*	82	488
Eagle Pharmaceuticals, Inc.*	9	481
Collegium Pharmaceutical, Inc.*	26	480
American Public Education, Inc.*,1	19	476
Keryx Biopharmaceuticals, Inc.*,1	102	474
Chefs’ Warehouse, Inc.*	23	472
Community Health Systems, Inc.*	110	469
TG Therapeutics, Inc.*	57	467
Central Garden & Pet Co.*	12	467
Carriage Services, Inc. — Class A	18	463
Madrigal Pharmaceuticals, Inc.*	5	459
BioCryst Pharmaceuticals, Inc.*	93	457
Amplify Snack Brands, Inc.*	38	456
Weis Markets, Inc.	11	455
CRA International, Inc.	10	449
MoneyGram International, Inc.*	34	448
Abeona Therapeutics, Inc.*	28	444
B. Riley Financial, Inc.	24	434
RadNet, Inc.*	43	434
Hackett Group, Inc.	27	424
Surmodics, Inc.*	15	420
Achaogen, Inc.*	39	419
National Research Corp. — Class A	11	410
Cerus Corp.*	121	409
Invitae Corp.*	45	409
Novavax, Inc.*	329	408
Stemline Therapeutics, Inc.*	26	406
Accuray, Inc.*,1	94	404
Vectrus, Inc.*	13	401
Celldex Therapeutics, Inc.*	141	400
Cytokinetics, Inc.*	49	399
BioScrip, Inc.*,1	136	396
Achillion Pharmaceuticals, Inc.*	137	395
Capital Senior Living Corp.*	29	391
Coherus Biosciences, Inc.*	44	387
Inovio Pharmaceuticals, Inc.*	93	384
Enzo Biochem, Inc.*	47	383
Cara Therapeutics, Inc.*,1	31	380
Primo Water Corp.*	30	377
Aduro Biotech, Inc.*	50	375
Karyopharm Therapeutics, Inc.*	39	374
Tejon Ranch Co.*	18	374
Reata Pharmaceuticals, Inc. — Class A*	13	368
Emerald Expositions Events, Inc.	18	366
Tetraphase Pharmaceuticals, Inc.*	58	365
Oxford Immunotec Global plc*	26	363
Corbus Pharmaceuticals Holdings, Inc.*,1	51	362
Great Lakes Dredge & Dock Corp.*	66	356
Cadiz, Inc.*	24	342
Entellus Medical, Inc.*,1	14	341
Kura Oncology, Inc.*	22	337
Antares Pharma, Inc.*	168	334
Natera, Inc.*	37	333
Catalyst Pharmaceuticals, Inc.*	84	328
Intellia Therapeutics, Inc.*	17	327
Rockwell Medical, Inc.*	56	326
Utah Medical Products, Inc.	4	326
ViewRay, Inc.*	35	324
Biohaven Pharmaceutical Holding Company Ltd.*	12	324
Farmer Brothers Co.*	10	321
Pacific Biosciences of California, Inc.*	119	314
Limoneira Co.	14	313
Addus HomeCare Corp.*	9	313
Geron Corp.*	173	311
Civitas Solutions, Inc.*	18	308
Revlon, Inc. — Class A*	14	305
BioSpecifics Technologies Corp.*	7	303
Pieris Pharmaceuticals, Inc.*	40	302
Akcea Therapeutics, Inc.*	17	295
Calithera Biosciences, Inc.*	35	292
Medpace Holdings, Inc.*	8	290
Tactile Systems Technology, Inc.*	10	290
Care.com, Inc.*	16	289
Craft Brew Alliance, Inc.*	15	288
Voyager Therapeutics, Inc.*	17	282
Agenus, Inc.*	86	280
CSS Industries, Inc.	10	279
Neos Therapeutics, Inc.*	27	275
Fate Therapeutics, Inc.*	45	275
Kindred Biosciences, Inc.*	29	274
ServiceSource International, Inc.*	88	272
Bellicum Pharmaceuticals, Inc.*	32	269
Corium International, Inc.*	28	269
Surgery Partners, Inc.*	22	266
Idera Pharmaceuticals, Inc.*	126	266
RTI Surgical, Inc.*	64	262
Pulse Biosciences, Inc.*	11	260
Collectors Universe, Inc.	9	258
Ardelyx, Inc.*	39	257
Chimerix, Inc.*	55	255
MediciNova, Inc.*	39	252
Aratana Therapeutics, Inc.*	47	247
Seneca Foods Corp. — Class A*	8	246
GenMark Diagnostics, Inc.*	58	242
Sientra, Inc.*	17	239
Acacia Research Corp.*	58	235
Seres Therapeutics, Inc.*	23	233
Protagonist Therapeutics, Inc.*	11	229
Franklin Covey Co.*	11	228
Edge Therapeutics, Inc.*	24	225

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

SEACOR Marine Holdings, Inc.*	19	$222
Smart & Final Stores, Inc.*	26	222
Insys Therapeutics, Inc.*,1	23	221
Calyxt, Inc.*	10	220
Athersys, Inc.*	120	217
Jounce Therapeutics, Inc.*,1	17	217
Willdan Group, Inc.*	9	215
NewLink Genetics Corp.*	26	211
Village Super Market, Inc. — Class A	9	206
Minerva Neurosciences, Inc.*	33	200
Axovant Sciences Ltd.*	37	195
American Renal Associates Holdings, Inc.*	11	191
BioTime, Inc.*	88	189
Strongbridge Biopharma plc*	26	189
NanoString Technologies, Inc.*	24	179
G1 Therapeutics, Inc.*	9	179
Otonomy, Inc.*	32	178
Veracyte, Inc.*	27	176
Zynerba Pharmaceuticals, Inc.*	14	175
Bridgepoint Education, Inc.*,1	21	174
Teligent, Inc.*	48	174
Melinta Therapeutics, Inc.*	11	174
Dova Pharmaceuticals, Inc.*,1	6	173
ChemoCentryx, Inc.*	29	173
FONAR Corp.*	7	170
Clearside Biomedical, Inc.*	24	168
Kala Pharmaceuticals, Inc.*	9	166
Information Services Group, Inc.*	38	158
NantKwest, Inc.*	35	157
Selecta Biosciences, Inc.*	16	157
Fortress Biotech, Inc.*	39	156
Organovo Holdings, Inc.*	116	155
Merrimack Pharmaceuticals, Inc.	15	154
Quotient Ltd.*	31	153
Ascent Capital Group, Inc. — Class A*	13	149
Cascadian Therapeutics, Inc.*	40	148
Recro Pharma, Inc.*	16	148
Durect Corp.*	160	148
Miragen Therapeutics, Inc.*	14	146
Nature’s Sunshine Products, Inc.	12	139
Conatus Pharmaceuticals, Inc.*	30	139
Syros Pharmaceuticals, Inc.*	14	136
Anavex Life Sciences Corp.*	42	135
BG Staffing, Inc.	8	128
Athenex, Inc.*	8	127
Turning Point Brands, Inc.	6	127
Advaxis, Inc.*	43	122
Natural Health Trends Corp.[1]	8	122
ARC Document Solutions, Inc.*	47	120
Ra Pharmaceuticals, Inc.*	14	119
Alico, Inc.	4	118
AAC Holdings, Inc.*	13	117
Ocular Therapeutix, Inc.*	26	116
Nymox Pharmaceutical Corp.*	35	116
ConforMIS, Inc.*	47	112
VBI Vaccines, Inc.*	26	111
Sienna Biopharmaceuticals, Inc.*	6	109
Syndax Pharmaceuticals, Inc.*	12	105
Trevena, Inc.*	65	104
Corvus Pharmaceuticals, Inc.*	10	104
Tocagen, Inc.*	10	103
Liberty Tax, Inc.	9	99
Curis, Inc.*	135	95
Cambium Learning Group, Inc.*	16	91
XBiotech, Inc.*	23	91
Natural Grocers by Vitamin Cottage, Inc.*	10	89
Viveve Medical, Inc.*	17	84
Pendrell Corp.	1	83
Versartis, Inc.*	37	81
Immune Design Corp.*	20	78
Asterias Biotherapeutics, Inc.*	32	72
Matinas BioPharma Holdings, Inc.*	61	71
Obalon Therapeutics, Inc.*	10	66
Mersana Therapeutics, Inc.*	4	66
Ovid therapeutics, Inc.*	6	59
Novelion Therapeutics, Inc.*	17	53
vTv Therapeutics, Inc. — Class A*	8	48
Lifeway Foods, Inc.*	6	48
Aileron Therapeutics, Inc.*	4	42
Genocea Biosciences, Inc.*	33	38
Genesis Healthcare, Inc.*	44	34
Oncocyte Corp.*	4	19
CPI Card Group, Inc.	5	17
Total Consumer, Non-cyclical		518,854

Industrial - 5.2%
Curtiss-Wright Corp.	53	6,458
Knight-Swift Transportation Holdings, Inc.	147	6,427
EMCOR Group, Inc.	69	5,641
Littelfuse, Inc.	26	5,143
Woodward, Inc.	62	4,746
SYNNEX Corp.	34	4,622
Kennametal, Inc.	94	4,550
Louisiana-Pacific Corp.*	171	4,491
Cree, Inc.*	115	4,271
KLX, Inc.*	60	4,095
Tech Data Corp.*	41	4,017
John Bean Technologies Corp.	36	3,989
Summit Materials, Inc. — Class A*	126	3,962
Dycom Industries, Inc.*	35	3,900
Trinseo S.A.	53	3,848
MasTec, Inc.*	78	3,818
Belden, Inc.	49	3,781
Barnes Group, Inc.	59	3,733
Trex Company, Inc.*	34	3,685
EnerSys	52	3,621
Generac Holdings, Inc.*	72	3,565
RBC Bearings, Inc.*	27	3,413
Rogers Corp.*	21	3,400
Golar LNG Ltd.	112	3,339
II-VI, Inc.*	71	3,334
Hillenbrand, Inc.	74	3,308
KBR, Inc.	165	3,272

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Vishay Intertechnology, Inc.	157	$3,258
Tetra Tech, Inc.	67	3,226
Moog, Inc. — Class A*	37	3,213
TopBuild Corp.*	42	3,181
Rexnord Corp.*	121	3,148
Advanced Energy Industries, Inc.*	46	3,104
JELD-WEN Holding, Inc.*	78	3,071
Applied Industrial Technologies, Inc.	45	3,064
MSA Safety, Inc.	39	3,023
Proto Labs, Inc.*	29	2,987
Granite Construction, Inc.	46	2,918
Sanmina Corp.*	86	2,838
GATX Corp.	45	2,797
Simpson Manufacturing Company, Inc.	48	2,756
Itron, Inc.*	40	2,728
Universal Forest Products, Inc.	70	2,633
Masonite International Corp.*	34	2,521
Watts Water Technologies, Inc. — Class A	33	2,506
Aerojet Rocketdyne Holdings, Inc.*	80	2,496
Franklin Electric Company, Inc.	54	2,479
Builders FirstSource, Inc.*	113	2,462
Plexus Corp.*	40	2,429
Mueller Industries, Inc.	66	2,338
Worthington Industries, Inc.	53	2,335
SPX FLOW, Inc.*	49	2,330
Covanta Holding Corp.	137	2,315
KapStone Paper and Packaging Corp.	101	2,292
Mueller Water Products, Inc. — Class A	180	2,255
EnPro Industries, Inc.	24	2,244
Esterline Technologies Corp.*	30	2,241
Werner Enterprises, Inc.	56	2,164
Exponent, Inc.	30	2,133
American Woodmark Corp.*	16	2,084
Saia, Inc.*	29	2,052
Brady Corp. — Class A	54	2,047
Albany International Corp. — Class A	33	2,028
Forward Air Corp.	35	2,010
Patrick Industries, Inc.*	29	1,979
Chicago Bridge & Iron Company N.V.	118	1,905
Novanta, Inc.*	38	1,900
Kaman Corp.	32	1,883
Greif, Inc. — Class A	31	1,878
Comfort Systems USA, Inc.	43	1,877
Boise Cascade Co.	46	1,835
Hub Group, Inc. — Class A*	38	1,820
Sun Hydraulics Corp.	28	1,811
AAON, Inc.	49	1,798
Actuant Corp. — Class A	70	1,771
Harsco Corp.*	94	1,753
ESCO Technologies, Inc.	29	1,747
Benchmark Electronics, Inc.*	59	1,717
General Cable Corp.	58	1,717
Cubic Corp.	29	1,709
TTM Technologies, Inc.*	108	1,692
Chart Industries, Inc.*	36	1,687
Methode Electronics, Inc.	42	1,684
Altra Industrial Motion Corp.	33	1,663
Greenbrier Companies, Inc.[1]	31	1,652
Axon Enterprise, Inc.*	61	1,616
Atlas Air Worldwide Holdings, Inc.*	27	1,584
Badger Meter, Inc.	33	1,577
Air Transport Services Group, Inc.*	67	1,550
SPX Corp.*	49	1,538
AZZ, Inc.	30	1,533
Standex International Corp.	15	1,528
Tennant Co.	21	1,526
Triumph Group, Inc.	56	1,523
Knowles Corp.*	103	1,510
US Concrete, Inc.*	18	1,506
Matson, Inc.	50	1,492
Apogee Enterprises, Inc.	32	1,463
Astec Industries, Inc.	25	1,462
Manitowoc Company, Inc.*	37	1,456
AAR Corp.	37	1,454
Raven Industries, Inc.	42	1,443
TriMas Corp.*	52	1,391
Federal Signal Corp.	69	1,386
Aerovironment, Inc.*	24	1,348
Heartland Express, Inc.	56	1,307
Continental Building Products, Inc.*	46	1,295
OSI Systems, Inc.*	20	1,288
Primoris Services Corp.	47	1,278
US Ecology, Inc.	25	1,275
Alamo Group, Inc.	11	1,242
Fabrinet*	43	1,234
Gibraltar Industries, Inc.*	37	1,221
Advanced Disposal Services, Inc.*	51	1,221
Briggs & Stratton Corp.	48	1,218
Milacron Holdings Corp.*	63	1,206
Kadant, Inc.	12	1,205
Multi-Color Corp.	16	1,197
Fitbit, Inc. — Class A*	204	1,165
Encore Wire Corp.	23	1,119
Sturm Ruger & Company, Inc.	20	1,117
Tutor Perini Corp.*	44	1,115
ArcBest Corp.	31	1,108
Schneider National, Inc. — Class B	38	1,085
Ship Finance International Ltd.	69	1,070
GasLog Ltd.	48	1,068
Lindsay Corp.	12	1,058
Astronics Corp.*	25	1,037
Casella Waste Systems, Inc. — Class A*	45	1,036
Hyster-Yale Materials Handling, Inc.	12	1,022
Columbus McKinnon Corp.	25	999
Aegion Corp. — Class A*	39	992
CIRCOR International, Inc.	20	974
Lydall, Inc.*	19	964
Chase Corp.	8	964
Advanced Drainage Systems, Inc.	40	954
CTS Corp.	37	953
GoPro, Inc. — Class A*,1	125	946
PGT Innovations, Inc.*	56	944

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

FARO Technologies, Inc.*	20	$940
Quanex Building Products Corp.	40	936
AVX Corp.	53	917
Marten Transport Ltd.	45	913
NCI Building Systems, Inc.*	47	907
Echo Global Logistics, Inc.*	32	896
Kratos Defense & Security Solutions, Inc.*	84	890
NN, Inc.	32	883
Evoqua Water Technologies Corp.*	37	877
Control4 Corp.*	29	863
Global Brass & Copper Holdings, Inc.	26	861
Atkore International Group, Inc.*	38	815
KEMET Corp.*	54	813
American Outdoor Brands Corp.*	63	809
Applied Optoelectronics, Inc.*,1	21	794
Electro Scientific Industries, Inc.*	37	793
Argan, Inc.	17	765
Scorpio Tankers, Inc.	247	753
Keane Group, Inc.*,1	39	741
Stoneridge, Inc.*	31	709
TimkenSteel Corp.*	46	699
Griffon Corp.	34	692
MYR Group, Inc.*	19	679
Gorman-Rupp Co.	21	655
International Seaways, Inc.*	34	628
National Presto Industries, Inc.	6	597
Insteel Industries, Inc.	21	595
ZAGG, Inc.*	32	590
SunPower Corp. — Class A*,1	70	590
Teekay Corp.	63	587
Tredegar Corp.	30	576
Caesarstone Ltd.*	26	572
YRC Worldwide, Inc.*	39	561
Kimball Electronics, Inc.*	30	548
DXP Enterprises, Inc.*	18	532
Myers Industries, Inc.	27	526
Ichor Holdings Ltd.*	21	517
Scorpio Bulkers, Inc.	68	503
Mesa Laboratories, Inc.	4	497
Mistras Group, Inc.*	21	493
Sterling Construction Company, Inc.*	30	488
NV5 Global, Inc.*	9	487
VSE Corp.	10	484
Ply Gem Holdings, Inc.*	26	481
Park-Ohio Holdings Corp.	10	460
Armstrong Flooring, Inc.*	27	457
Haynes International, Inc.	14	449
Park Electrochemical Corp.	22	432
NVE Corp.	5	430
Energous Corp.*	22	428
Greif, Inc. — Class B	6	416
Frontline Ltd.	89	409
Covenant Transportation Group, Inc. — Class A*,1	14	402
DMC Global, Inc.	16	401
Vicor Corp.*	19	397
Heritage-Crystal Clean, Inc.*	17	370
Energy Recovery, Inc.*	42	368
Gener8 Maritime, Inc.*	55	364
DHT Holdings, Inc.	98	352
Daseke, Inc.*	24	343
Ducommun, Inc.*	12	341
Hurco Companies, Inc.	8	338
American Railcar Industries, Inc.	8	333
Costamare, Inc.	57	329
GP Strategies Corp.*	14	325
Babcock & Wilcox Enterprises, Inc.*	57	324
Vishay Precision Group, Inc.*	12	302
LB Foster Co. — Class A*	11	299
Nordic American Tankers Ltd.	117	288
Powell Industries, Inc.	10	287
Bel Fuse, Inc. — Class B	11	277
Roadrunner Transportation Systems, Inc.*	35	270
Twin Disc, Inc.*	10	266
Allied Motion Technologies, Inc.	8	265
Ardmore Shipping Corp.*	33	264
Layne Christensen Co.*	21	264
Hudson Technologies, Inc.*	43	261
Sparton Corp.*	11	254
Orion Group Holdings, Inc.*	32	251
Forterra, Inc.*	22	244
Hardinge, Inc.	14	244
FreightCar America, Inc.	14	239
Teekay Tankers Ltd. — Class A	170	238
Universal Logistics Holdings, Inc.	10	238
Olympic Steel, Inc.	11	236
Advanced Emissions Solutions, Inc.	24	232
Graham Corp.	11	230
LSB Industries, Inc.*	25	219
Hill International, Inc.*	40	218
Dorian LPG Ltd.*	26	215
Omega Flex, Inc.	3	214
Northwest Pipe Co.*	11	211
Radiant Logistics, Inc.*	44	202
AquaVenture Holdings Ltd.*	13	202
Fluidigm Corp.*	34	200
LSI Industries, Inc.	29	200
Eagle Bulk Shipping, Inc.*	44	197
Iteris, Inc.*	28	195
UFP Technologies, Inc.*	7	195
Safe Bulkers, Inc.*	57	184
Eastern Co.	7	183
CECO Environmental Corp.	35	180
Core Molding Technologies, Inc.	8	174
Lawson Products, Inc.*	7	173
IES Holdings, Inc.*	10	172
Pure Cycle Corp.*	20	167
Intevac, Inc.*	23	157
Gencor Industries, Inc.*	9	149
Overseas Shipholding Group, Inc. — Class A*	53	145
MicroVision, Inc.*	88	143

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

NL Industries, Inc.*	10	$143
Ampco-Pittsburgh Corp.	11	136
Navios Maritime Holdings, Inc.*	104	125
Napco Security Technologies, Inc.*	14	123
CyberOptics Corp.*	8	120
Genco Shipping & Trading Ltd.*	9	120
Navios Maritime Acquisition Corp.	97	108
Willis Lease Finance Corp.*	4	100
Willbros Group, Inc.*	52	74
Akoustis Technologies, Inc.*	10	62
Revolution Lighting Technologies, Inc.*	14	46
Aqua Metals, Inc.*	19	40
Total Industrial		363,237

Consumer, Cyclical - 4.2%
Dana, Inc.	170	5,442
Beacon Roofing Supply, Inc.*	77	4,910
Five Below, Inc.*	63	4,178
Texas Roadhouse, Inc. — Class A	78	4,109
FirstCash, Inc.	56	3,777
Churchill Downs, Inc.	16	3,723
LCI Industries	28	3,640
Tenneco, Inc.	62	3,629
American Eagle Outfitters, Inc.	190	3,572
ILG, Inc.	124	3,531
Marriott Vacations Worldwide Corp.	26	3,515
Wolverine World Wide, Inc.	110	3,507
Cracker Barrel Old Country Store, Inc.[1]	22	3,496
Planet Fitness, Inc. — Class A*	99	3,428
Boyd Gaming Corp.	97	3,400
Jack in the Box, Inc.	34	3,336
Steven Madden Ltd.*	69	3,222
SkyWest, Inc.	60	3,186
Scientific Games Corp. — Class A*	62	3,181
KB Home	99	3,163
TRI Pointe Group, Inc.*	175	3,136
Penn National Gaming, Inc.*	99	3,102
SiteOne Landscape Supply, Inc.*	40	3,068
Lithia Motors, Inc. — Class A	27	3,067
Deckers Outdoor Corp.*	37	2,969
UniFirst Corp.	18	2,968
Ollie’s Bargain Outlet Holdings, Inc.*	55	2,929
Big Lots, Inc.	52	2,920
Children’s Place, Inc.	20	2,907
Buffalo Wild Wings, Inc.*	18	2,814
Herman Miller, Inc.	70	2,804
Red Rock Resorts, Inc. — Class A	80	2,699
Dave & Buster’s Entertainment, Inc.*	48	2,648
Anixter International, Inc.*	33	2,508
Cheesecake Factory, Inc.[1]	52	2,505
Hawaiian Holdings, Inc.	62	2,471
iRobot Corp.*,1	32	2,454
Cooper-Standard Holdings, Inc.*	20	2,450
Navistar International Corp.*	57	2,444
Columbia Sportswear Co.	34	2,444
Meritor, Inc.*	99	2,322
Bloomin’ Brands, Inc.	108	2,305
Meritage Homes Corp.*	45	2,304
Brinker International, Inc.	58	2,253
PriceSmart, Inc.	26	2,239
Allegiant Travel Co. — Class A	14	2,166
Cooper Tire & Rubber Co.	61	2,156
Office Depot, Inc.	597	2,113
Winnebago Industries, Inc.	37	2,057
Taylor Morrison Home Corp. — Class A*	83	2,031
Pinnacle Entertainment, Inc.*	62	2,029
Caesars Entertainment Corp.*	159	2,011
RH*	23	1,983
HNI Corp.	51	1,967
American Axle & Manufacturing Holdings, Inc.*	114	1,941
BMC Stock Holdings, Inc.*	76	1,923
Installed Building Products, Inc.*	25	1,899
Dorman Products, Inc.*	31	1,895
G-III Apparel Group Ltd.*	51	1,881
Triton International Ltd.*	50	1,872
Interface, Inc. — Class A	73	1,836
Papa John’s International, Inc.	32	1,796
Eldorado Resorts, Inc.*	54	1,790
Rush Enterprises, Inc. — Class A*	35	1,778
Sleep Number Corp.*	47	1,767
Mobile Mini, Inc.	51	1,759
La Quinta Holdings, Inc.*	95	1,754
La-Z-Boy, Inc.	56	1,747
Group 1 Automotive, Inc.	24	1,703
Core-Mark Holding Company, Inc.	53	1,674
MDC Holdings, Inc.	52	1,658
Camping World Holdings, Inc. — Class A	37	1,655
Caleres, Inc.	49	1,641
DSW, Inc. — Class A	76	1,627
Fox Factory Holding Corp.*	41	1,593
HSN, Inc.	38	1,533
Cavco Industries, Inc.*	10	1,526
Steelcase, Inc. — Class A	100	1,520
Callaway Golf Co.	109	1,518
IMAX Corp.*	65	1,505
H&E Equipment Services, Inc.	37	1,504
LGI Homes, Inc.*	20	1,501
Wabash National Corp.	68	1,476
Oxford Industries, Inc.	19	1,429
Abercrombie & Fitch Co. — Class A	80	1,394
Gentherm, Inc.*	43	1,365
Asbury Automotive Group, Inc.*	21	1,344
Chico’s FAS, Inc.	151	1,332
Sonic Corp.[1]	47	1,292
Knoll, Inc.	56	1,290
Wingstop, Inc.	33	1,286
Belmond Ltd. — Class A*	104	1,274
Tailored Brands, Inc.	57	1,244
Guess?, Inc.[1]	70	1,182
Modine Manufacturing Co.*	58	1,172
GMS, Inc.*	31	1,167
J.C. Penney Company, Inc.*	363	1,147

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Shake Shack, Inc. — Class A*	26	$1,123
Standard Motor Products, Inc.	25	1,123
International Speedway Corp. — Class A	28	1,116
Crocs, Inc.*,1	86	1,087
SeaWorld Entertainment, Inc.*,1	79	1,072
PetMed Express, Inc.	23	1,047
ScanSource, Inc.*	29	1,038
Denny’s Corp.*	77	1,019
DineEquity, Inc.	20	1,015
Lumber Liquidators Holdings, Inc.*	32	1,004
Douglas Dynamics, Inc.	26	983
AMC Entertainment Holdings, Inc. — Class A1	65	981
Vista Outdoor, Inc.*	67	976
M/I Homes, Inc.*	28	963
Dillard’s, Inc. — Class A1	16	961
Express, Inc.*	90	913
BJ’s Restaurants, Inc.	24	874
National Vision Holdings, Inc.*	21	853
Red Robin Gourmet Burgers, Inc.*	15	846
William Lyon Homes — Class A*	28	814
Buckle, Inc.[1]	34	807
Ethan Allen Interiors, Inc.	28	801
Liberty TripAdvisor Holdings, Inc. — Class A*	84	792
Kimball International, Inc. — Class B	42	784
Ruth’s Hospitality Group, Inc.	35	758
Universal Electronics, Inc.*	16	756
Titan International, Inc.	58	747
Conn’s, Inc.*	21	747
Genesco, Inc.*	22	715
Tower International, Inc.	23	703
EZCORP, Inc. — Class A*	57	695
Beazer Homes USA, Inc.*	36	692
Century Communities, Inc.*	22	684
Malibu Boats, Inc. — Class A*	23	684
Finish Line, Inc. — Class A	46	668
Unifi, Inc.*	18	646
Spartan Motors, Inc.	40	630
Regis Corp.*	41	630
Marcus Corp.	22	602
Movado Group, Inc.	18	580
Fiesta Restaurant Group, Inc.*	30	570
Acushnet Holdings Corp.	27	569
Sonic Automotive, Inc. — Class A	30	554
Hooker Furniture Corp.	13	552
MarineMax, Inc.*	29	548
Monarch Casino & Resort, Inc.*	12	538
Chuy’s Holdings, Inc.*	19	533
Freshpet, Inc.*	28	531
Motorcar Parts of America, Inc.*	21	525
Haverty Furniture Companies, Inc.	22	498
Carrols Restaurant Group, Inc.*	41	498
National CineMedia, Inc.	72	494
Hibbett Sports, Inc.*	24	490
REV Group, Inc.	15	488
Hovnanian Enterprises, Inc. — Class A*	144	482
Wesco Aircraft Holdings, Inc.*	65	481
Ascena Retail Group, Inc.*	202	475
Del Taco Restaurants, Inc.*	39	473
Barnes & Noble, Inc.	70	469
Nautilus, Inc.*	35	467
MCBC Holdings, Inc.*	21	467
Zumiez, Inc.*,1	22	458
Bassett Furniture Industries, Inc.	12	451
Citi Trends, Inc.	17	450
Party City Holdco, Inc.*	32	446
Cato Corp. — Class A	28	446
Titan Machinery, Inc.*	21	445
Tile Shop Holdings, Inc.	46	442
Systemax, Inc.	13	433
Superior Industries International, Inc.	29	431
Flexsteel Industries, Inc.	9	421
Biglari Holdings, Inc.*	1	414
Essendant, Inc.	44	408
Horizon Global Corp.*	29	407
Drive Shack, Inc.*	73	404
Culp, Inc.	12	402
Fossil Group, Inc.*,1	51	396
Pier 1 Imports, Inc.	95	393
Golden Entertainment, Inc.*	12	392
Winmark Corp.	3	388
Zoe’s Kitchen, Inc.*	23	385
Del Frisco’s Restaurant Group, Inc.*	25	381
Veritiv Corp.*	13	376
Perry Ellis International, Inc.*	15	376
Daktronics, Inc.	41	374
Johnson Outdoors, Inc. — Class A	6	373
PC Connection, Inc.	14	367
Barnes & Noble Education, Inc.*	44	363
America’s Car-Mart, Inc.*	8	357
Shoe Carnival, Inc.	13	348
Miller Industries, Inc.	13	335
PICO Holdings, Inc.*	26	333
Potbelly Corp.*	27	332
Francesca’s Holdings Corp.*	44	322
Reading International, Inc. — Class A*	19	317
Commercial Vehicle Group, Inc.*	29	310
Green Brick Partners, Inc.*	26	294
GNC Holdings, Inc. — Class A*	79	292
Nexeo Solutions, Inc.*	32	291
Eros International plc*	30	290
Rush Enterprises, Inc. — Class B*	6	289
Vera Bradley, Inc.*	23	280
RCI Hospitality Holdings, Inc.	10	280
Sportsman’s Warehouse Holdings, Inc.*,1	42	278
Superior Uniform Group, Inc.	10	267
Foundation Building Materials, Inc.*	17	251
Speedway Motorsports, Inc.	13	245
Bojangles’, Inc.*	20	236
AV Homes, Inc.*	14	233
Boot Barn Holdings, Inc.*	14	233

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Habit Restaurants, Inc. — Class A*	24	$229
El Pollo Loco Holdings, Inc.*	23	228
Nathan’s Famous, Inc.	3	226
Lindblad Expeditions Holdings, Inc.*	23	225
Tilly’s, Inc. — Class A	15	221
Century Casinos, Inc.*	24	219
Kirkland’s, Inc.*	18	215
Weyco Group, Inc.	7	208
Lifetime Brands, Inc.	12	198
Red Lion Hotels Corp.*	20	197
Duluth Holdings, Inc. — Class B*	11	196
Libbey, Inc.	26	196
Clarus Corp.*	24	188
Huttig Building Products, Inc.*	28	186
Big 5 Sporting Goods Corp.	24	182
At Home Group, Inc.*	6	182
New Home Company, Inc.*	14	175
PetIQ, Inc.*	8	175
Fred’s, Inc. — Class A	42	170
Delta Apparel, Inc.*	8	161
EnviroStar, Inc.[1]	4	160
Escalade, Inc.	13	160
Blue Bird Corp.*	8	159
Build-A-Bear Workshop, Inc. — Class A*	16	147
J Alexander’s Holdings, Inc.*	15	145
VOXX International Corp. — Class A*	23	129
Hamilton Beach Brands Holding Co. — Class A	5	128
Fogo De Chao, Inc.*	11	128
Gaia, Inc.*	10	124
Castle Brands, Inc.*	101	123
PCM, Inc.*	12	119
Marine Products Corp.	9	115
J. Jill, Inc.*	14	109
Empire Resorts, Inc.*	4	108
Vitamin Shoppe, Inc.*	24	106
Container Store Group, Inc.*	19	90
Sequential Brands Group, Inc.*	46	82
Iconix Brand Group, Inc.*	59	76
Noodles & Co.*	13	68
Sears Holdings Corp.*	14	50
Inspired Entertainment, Inc.*	5	49
CompX International, Inc.	2	27
Total Consumer, Cyclical		294,823

Technology - 3.5%
EPAM Systems, Inc.*	57	6,123
MKS Instruments, Inc.	62	5,859
Aspen Technology, Inc.*	88	5,826
Fair Isaac Corp.	35	5,362
MAXIMUS, Inc.	74	5,297
Blackbaud, Inc.	56	5,291
Monolithic Power Systems, Inc.	47	5,281
Entegris, Inc.	166	5,055
Integrated Device Technology, Inc.*	157	4,668
Paycom Software, Inc.*	58	4,659
Nutanix, Inc. — Class A*	123	4,339
Silicon Laboratories, Inc.*	49	4,327
Medidata Solutions, Inc.*	65	4,119
j2 Global, Inc.	54	4,052
Cirrus Logic, Inc.*	76	3,941
Science Applications International Corp.	51	3,905
CACI International, Inc. — Class A*	29	3,838
HubSpot, Inc.*	40	3,536
Lumentum Holdings, Inc.*	71	3,472
2U, Inc.*	51	3,290
Allscripts Healthcare Solutions, Inc.*	212	3,085
ACI Worldwide, Inc.*	136	3,083
NetScout Systems, Inc.*	101	3,075
RealPage, Inc.*	69	3,057
Verint Systems, Inc.*	73	3,055
Mercury Systems, Inc.*	54	2,773
Cabot Microelectronics Corp.	29	2,728
Convergys Corp.	110	2,585
Semtech Corp.*	75	2,565
Envestnet, Inc.*	51	2,542
Acxiom Corp.*	91	2,508
Power Integrations, Inc.[1]	33	2,427
CommVault Systems, Inc.*	46	2,415
Progress Software Corp.	55	2,341
VeriFone Systems, Inc.*	130	2,302
ExlService Holdings, Inc.*	38	2,293
Ambarella, Inc.*	38	2,233
Ebix, Inc.	28	2,219
Qualys, Inc.*	37	2,196
Callidus Software, Inc.*	76	2,177
Cornerstone OnDemand, Inc.*	61	2,155
Box, Inc. — Class A*	96	2,058
Omnicell, Inc.*	42	2,037
New Relic, Inc.*	35	2,022
Pegasystems, Inc.	42	1,980
BroadSoft, Inc.*	36	1,976
Brooks Automation, Inc.	80	1,908
Cloudera, Inc.*	112	1,850
MaxLinear, Inc. — Class A*	70	1,849
Rambus, Inc.*	127	1,806
Inphi Corp.*	49	1,793
Pure Storage, Inc. — Class A*	109	1,729
Twilio, Inc. — Class A*	73	1,723
CSG Systems International, Inc.	39	1,709
Insight Enterprises, Inc.*	42	1,608
Synaptics, Inc.*	40	1,598
Bottomline Technologies de, Inc.*	46	1,595
Electronics for Imaging, Inc.*	54	1,595
MACOM Technology Solutions Holdings, Inc.*,1	47	1,529
Five9, Inc.*	61	1,518
ManTech International Corp. — Class A	30	1,506
MINDBODY, Inc. — Class A*	49	1,492
Sykes Enterprises, Inc.*	46	1,447
MicroStrategy, Inc. — Class A*	11	1,444
Diebold Nixdorf, Inc.[1]	88	1,439
Virtusa Corp.*	32	1,410

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Xperi Corp.	57	$1,391
Cotiviti Holdings, Inc.*	43	1,385
FormFactor, Inc.*	84	1,315
Diodes, Inc.*	45	1,290
Amkor Technology, Inc.*	120	1,206
Monotype Imaging Holdings, Inc.	49	1,181
Stratasys Ltd.*,1	59	1,178
CEVA, Inc.*	25	1,154
Hortonworks, Inc.*	57	1,146
Cray, Inc.*	47	1,137
Coupa Software, Inc.*	36	1,124
Varonis Systems, Inc.*	23	1,117
3D Systems Corp.*,1	127	1,097
Inovalon Holdings, Inc. — Class A*	73	1,095
MTS Systems Corp.	19	1,020
Axcelis Technologies, Inc.*	35	1,004
Vocera Communications, Inc.*	32	967
Super Micro Computer, Inc.*	45	942
SPS Commerce, Inc.*	19	923
Ultra Clean Holdings, Inc.*	38	877
Syntel, Inc.*	38	874
Rudolph Technologies, Inc.*	36	860
Quality Systems, Inc.*	62	842
Lattice Semiconductor Corp.*	144	832
Instructure, Inc.*	25	828
Barracuda Networks, Inc.*	30	825
PROS Holdings, Inc.*	31	820
Veeco Instruments, Inc.*	54	802
Silver Spring Networks, Inc.*	49	796
Evolent Health, Inc. — Class A*,1	61	750
Donnelley Financial Solutions, Inc.*	38	741
IXYS Corp.*	30	719
LivePerson, Inc.*	62	713
Carbonite, Inc.*	28	703
Cohu, Inc.	32	702
Nanometrics, Inc.*	28	698
Alteryx, Inc. — Class A*	27	682
CommerceHub, Inc.*	33	679
Photronics, Inc.*	78	665
MuleSoft, Inc. — Class A*	28	651
TeleTech Holdings, Inc.	16	644
Xcerra Corp.*	62	607
Workiva, Inc.*	28	599
Engility Holdings, Inc.*	21	596
Blackline, Inc.*	18	590
Apptio, Inc. — Class A*	25	588
Everbridge, Inc.*	19	565
Actua Corp.*	35	546
Bazaarvoice, Inc.*	98	534
InnerWorkings, Inc.*	53	532
USA Technologies, Inc.*	54	526
PDF Solutions, Inc.*	33	518
Benefitfocus, Inc.*,1	18	486
Unisys Corp.*	59	481
Impinj, Inc.*	21	473
Glu Mobile, Inc.*	122	444
Synchronoss Technologies, Inc.*	49	438
Digimarc Corp.*	12	434
Ribbon Communications, Inc.*	56	433
QAD, Inc. — Class A	11	427
Model N, Inc.*	27	425
Presidio, Inc.*	22	422
Computer Programs & Systems, Inc.	13	391
AXT, Inc.*	44	383
Appfolio, Inc. — Class A*	9	373
American Software, Inc. — Class A	31	361
pdvWireless, Inc.*	11	353
CommerceHub, Inc.*	16	352
Alpha & Omega Semiconductor Ltd.*	21	344
KeyW Holding Corp.*,1	56	329
Mitek Systems, Inc.*	36	322
DSP Group, Inc.*	25	313
Tabula Rasa HealthCare, Inc.*	11	309
Digi International, Inc.*	32	306
Sigma Designs, Inc.*	43	299
Brightcove, Inc.*	40	284
Castlight Health, Inc. — Class B*	74	278
MobileIron, Inc.*	64	250
Rosetta Stone, Inc.*	20	249
Maxwell Technologies, Inc.*	42	242
Immersion Corp.*,1	34	240
SMART Global Holdings, Inc.*	7	236
Pixelworks, Inc.*	37	234
Kopin Corp.*	72	230
Agilysys, Inc.*	18	221
Avid Technology, Inc.*	40	216
Simulations Plus, Inc.	13	209
EMCORE Corp.*	31	200
Upland Software, Inc.*	9	195
Quantum Corp.*	34	191
Amber Road, Inc.*	23	169
Park City Group, Inc.*	15	143
GSI Technology, Inc.*	17	135
StarTek, Inc.*	12	120
ExOne Co.*	13	109
Cogint, Inc.*	23	101
SecureWorks Corp. — Class A*,1	9	80
Veritone, Inc.*	3	70
NantHealth, Inc.*	21	64
Eastman Kodak Co.*	19	59
Radisys Corp.*	43	43
Tintri, Inc.*	8	41
Majesco*	7	38
Total Technology		246,796

Communications - 2.1%
GrubHub, Inc.*	101	7,252
ViaSat, Inc.*,1	62	4,641
Proofpoint, Inc.*	51	4,529
Nexstar Media Group, Inc. — Class A	53	4,145
Zendesk, Inc.*	113	3,824
Yelp, Inc. — Class A*	91	3,818
Stamps.com, Inc.*	19	3,572

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

RingCentral, Inc. — Class A*	73	$3,533
Ciena Corp.*	164	3,433
Sinclair Broadcast Group, Inc. — Class A	85	3,217
InterDigital, Inc.	40	3,046
Meredith Corp.	46	3,038
Etsy, Inc.*	135	2,761
New York Times Co. — Class A	147	2,719
Finisar Corp.*	132	2,686
Cars.com, Inc.*,1	84	2,423
Vonage Holdings Corp.*	233	2,370
Viavi Solutions, Inc.*	268	2,342
NETGEAR, Inc.*	38	2,233
Cogent Communications Holdings, Inc.	49	2,220
Straight Path Communications, Inc. — Class B*	12	2,182
Time, Inc.	116	2,140
TiVo Corp.	137	2,137
Groupon, Inc. — Class A*	395	2,015
Shutterfly, Inc.*	39	1,940
Ubiquiti Networks, Inc.*,1	27	1,918
Plantronics, Inc.	38	1,914
Chegg, Inc.*	112	1,828
Shenandoah Telecommunications Co.	54	1,825
GTT Communications, Inc.*	36	1,690
Extreme Networks, Inc.*	128	1,603
Entercom Communications Corp. — Class A	146	1,577
Gannett Company, Inc.	134	1,553
Imperva, Inc.*	39	1,548
8x8, Inc.*	102	1,438
MSG Networks, Inc. — Class A*	70	1,417
World Wrestling Entertainment, Inc. — Class A	46	1,407
Q2 Holdings, Inc.*	37	1,363
Oclaro, Inc.*	194	1,308
Scholastic Corp.	32	1,284
Trade Desk, Inc. — Class A*,1	28	1,280
NIC, Inc.	75	1,245
Gray Television, Inc.*	73	1,223
Overstock.com, Inc.*	19	1,214
General Communication, Inc. — Class A*	31	1,210
Iridium Communications, Inc.*	98	1,156
ePlus, Inc.*	15	1,128
Houghton Mifflin Harcourt Co.*	121	1,125
ADTRAN, Inc.	57	1,103
Blucora, Inc.*	49	1,083
Infinera Corp.*	170	1,076
EW Scripps Co. — Class A*	68	1,063
Quotient Technology, Inc.*	87	1,022
Cincinnati Bell, Inc.*	49	1,022
New Media Investment Group, Inc.	60	1,007
Boingo Wireless, Inc.*	43	967
Web.com Group, Inc.*	44	959
Consolidated Communications Holdings, Inc.	76	926
Shutterstock, Inc.*	21	904
Liberty Media Corporation-Liberty Braves — Class C*	40	889
TrueCar, Inc.*	79	885
CalAmp Corp.*	40	857
Acacia Communications, Inc.*,1	22	797
ORBCOMM, Inc.*	78	794
Perficient, Inc.*	41	782
Gogo, Inc.*,1	67	756
ATN International, Inc.	13	718
Tucows, Inc. — Class A*	10	701
Globalstar, Inc.*	533	698
HealthStream, Inc.*	30	695
Loral Space & Communications, Inc.*	15	661
MDC Partners, Inc. — Class A*	65	634
Frontier Communications Corp.	91	615
Comtech Telecommunications Corp.	27	597
Endurance International Group Holdings, Inc.*	67	563
Entravision Communications Corp. — Class A	77	551
XO Group, Inc.*	29	535
VASCO Data Security International, Inc.*	35	487
Daily Journal Corp.*	2	460
Central European Media Enterprises Ltd. — Class A*	97	451
Rapid7, Inc.*	24	448
A10 Networks, Inc.*	57	440
Windstream Holdings, Inc.	222	411
Limelight Networks, Inc.*	88	388
tronc, Inc.*	22	387
Harmonic, Inc.*	92	386
Okta, Inc.*	15	384
Spok Holdings, Inc.	24	376
Internap Corp.*	23	361
QuinStreet, Inc.*	43	360
1-800-Flowers.com, Inc. — Class A*	30	321
TechTarget, Inc.*	22	306
Carvana Co.*	16	306
Quantenna Communications, Inc.*	25	305
Calix, Inc.*	51	303
Lands’ End, Inc.*	15	293
HC2 Holdings, Inc.*	47	280
Zix Corp.*	62	272
Liberty Media Corporation-Liberty Braves — Class A*	12	265
ChannelAdvisor Corp.*	29	261
WideOpenWest, Inc.*	24	254
NeoPhotonics Corp.*	38	250
Reis, Inc.	11	227
Ooma, Inc.*	19	227
RigNet, Inc.*	15	224
VirnetX Holding Corp.*	60	222
Meet Group, Inc.*	78	220
Hawaiian Telcom Holdco, Inc.*	7	216
Aerohive Networks, Inc.*	37	216
Preformed Line Products Co.	3	213

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

IDT Corp. — Class B*	20	$212
Hemisphere Media Group, Inc.*	18	208
Telenav, Inc.*	36	198
Clear Channel Outdoor Holdings, Inc. — Class A	42	193
KVH Industries, Inc.*	18	186
Yext, Inc.*	14	168
Saga Communications, Inc. — Class A	4	162
Clearfield, Inc.*	13	159
Liquidity Services, Inc.*	30	146
FTD Companies, Inc.*	20	144
Intelsat S.A.*	42	142
Leaf Group Ltd.*	14	139
Global Eagle Entertainment, Inc.*	59	135
Corindus Vascular Robotics, Inc.*	117	118
DHI Group, Inc.*	56	106
Rubicon Project, Inc.*	52	97
RealNetworks, Inc.*	28	96
Beasley Broadcast Group, Inc. — Class A	6	80
Townsquare Media, Inc. — Class A*	10	77
Salem Media Group, Inc. — Class A	14	63
Ominto, Inc.*,1	16	54
Value Line, Inc.	1	19
Total Communications		148,752

Energy - 1.3%
PDC Energy, Inc.*	77	3,970
Matador Resources Co.*	104	3,237
Delek US Holdings, Inc.	91	3,179
Ensco plc — Class A	498	2,943
Callon Petroleum Co.*	236	2,867
Peabody Energy Corp.*	72	2,835
Arch Coal, Inc. — Class A	25	2,329
SemGroup Corp. — Class A	77	2,325
Oasis Petroleum, Inc.*	276	2,321
SRC Energy, Inc.*	272	2,320
McDermott International, Inc.*	330	2,171
Rowan Companies plc — Class A*	136	2,130
Dril-Quip, Inc.*	44	2,099
Ultra Petroleum Corp.*	228	2,066
Carrizo Oil & Gas, Inc.*	91	1,936
C&J Energy Services, Inc.*	55	1,841
Pattern Energy Group, Inc.[1]	83	1,784
MRC Global, Inc.*	103	1,743
Superior Energy Services, Inc.*	177	1,705
Oil States International, Inc.*	60	1,698
Diamond Offshore Drilling, Inc.*,1	76	1,413
NOW, Inc.*	125	1,379
ProPetro Holding Corp.*	66	1,331
Unit Corp.*	60	1,320
Noble Corporation plc*	285	1,288
Helix Energy Solutions Group, Inc.*	165	1,244
Forum Energy Technologies, Inc.*	80	1,244
Exterran Corp.*	38	1,195
Halcon Resources Corp.*	151	1,143
Jagged Peak Energy, Inc.*,1	66	1,041
WildHorse Resource Development Corp.*,1	56	1,031
Denbury Resources, Inc.*	462	1,021
Warrior Met Coal, Inc.	38	956
California Resources Corp.*	49	953
Thermon Group Holdings, Inc.*	38	899
SunCoke Energy, Inc.*	75	899
SEACOR Holdings, Inc.*	19	878
SandRidge Energy, Inc.*	41	864
Archrock, Inc.	81	850
Newpark Resources, Inc.*	98	843
Ring Energy, Inc.*	57	792
Resolute Energy Corp.*,1	25	787
Green Plains, Inc.	45	758
Stone Energy Corp.*	22	707
Par Pacific Holdings, Inc.*	36	694
CVR Energy, Inc.	18	670
Tellurian, Inc.*	66	643
Bonanza Creek Energy, Inc.*	23	635
Penn Virginia Corp.*	16	626
TerraForm Power, Inc. — Class A	52	622
Plug Power, Inc.*	261	616
Sunrun, Inc.*	99	584
REX American Resources Corp.*	7	580
TETRA Technologies, Inc.*	134	572
Select Energy Services, Inc. — Class A*	31	565
Matrix Service Co.*	31	552
Renewable Energy Group, Inc.*	44	519
Bristow Group, Inc.	37	498
Basic Energy Services, Inc.*	20	469
Bill Barrett Corp.*	88	451
Sanchez Energy Corp.*	83	441
Abraxas Petroleum Corp.*	176	433
FutureFuel Corp.	29	409
Frank’s International N.V.	58	386
Cloud Peak Energy, Inc.*	86	383
Panhandle Oil and Gas, Inc. — Class A	18	370
Natural Gas Services Group, Inc.*	14	367
W&T Offshore, Inc.*	110	364
Clean Energy Fuels Corp.*	160	325
Trecora Resources*	23	310
Flotek Industries, Inc.*	65	303
CARBO Ceramics, Inc.*,1	27	275
Pioneer Energy Services Corp.*	88	268
Solaris Oilfield Infrastructure, Inc. — Class A*	12	257
Nabors Industries Ltd.	37	253
Lilis Energy, Inc.*	49	250
Era Group, Inc.*	23	248
Eclipse Resources Corp.*	103	247
TPI Composites, Inc.*	12	245
SilverBow Resources, Inc.*	8	238
Earthstone Energy, Inc. — Class A*	22	234
Pacific Ethanol, Inc.*	49	223
Midstates Petroleum Company, Inc.*	13	216
Gulf Island Fabrication, Inc.	16	215
Gastar Exploration, Inc.*	204	214
Energy XXI Gulf Coast, Inc.*	35	201

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Evolution Petroleum Corp.	29	$199
Geospace Technologies Corp.*	15	195
NCS Multistage Holdings, Inc.*	13	192
NACCO Industries, Inc. — Class A	5	188
Mammoth Energy Services, Inc.*	9	177
Independence Contract Drilling, Inc.*	40	159
Parker Drilling Co.*	157	157
PHI, Inc.*	13	150
Approach Resources, Inc.*	50	148
Key Energy Services, Inc.*	12	141
Contango Oil & Gas Co.*	28	132
Vivint Solar, Inc.*	30	121
Hallador Energy Co.	18	109
EP Energy Corp. — Class A*	46	109
Isramco, Inc.*	1	105
Adams Resources & Energy, Inc.	2	87
Jones Energy, Inc. — Class A*	58	64
Ramaco Resources, Inc.*	7	48
Ranger Energy Services, Inc.*	5	46
Westmoreland Coal Co.*	22	27
Rosehill Resources, Inc.*	3	24
Total Energy		91,884

Basic Materials - 1.3%
PolyOne Corp.	94	4,089
Sensient Technologies Corp.	52	3,804
Ingevity Corp.*	50	3,524
Allegheny Technologies, Inc.*	145	3,500
HB Fuller Co.	59	3,178
US Silica Holdings, Inc.	96	3,126
Balchem Corp.	37	2,982
Commercial Metals Co.	136	2,900
Compass Minerals International, Inc.[1]	40	2,890
Carpenter Technology Corp.	55	2,805
Minerals Technologies, Inc.	40	2,754
GCP Applied Technologies, Inc.*	84	2,680
Cleveland-Cliffs, Inc.*	349	2,516
Ferro Corp.*	99	2,335
Quaker Chemical Corp.	15	2,262
Kaiser Aluminum Corp.	20	2,137
Tronox Ltd. — Class A	103	2,113
AK Steel Holding Corp.*	367	2,077
Innospec, Inc.	28	1,977
Stepan Co.	24	1,895
Hecla Mining Co.	459	1,822
Neenah Paper, Inc.	19	1,722
Kraton Corp.*	35	1,686
Coeur Mining, Inc.*	212	1,590
Schweitzer-Mauduit International, Inc.	35	1,588
AdvanSix, Inc.*	35	1,472
Calgon Carbon Corp.	59	1,257
A. Schulman, Inc.	33	1,229
Koppers Holdings, Inc.*	24	1,222
Deltic Timber Corp.	13	1,190
Century Aluminum Co.*	58	1,139
Materion Corp.	23	1,118
Schnitzer Steel Industries, Inc. — Class A	32	1,072
PH Glatfelter Co.	50	1,072
Innophos Holdings, Inc.	22	1,028
Rayonier Advanced Materials, Inc.	50	1,023
Fairmount Santrol Holdings, Inc.*,1	181	947
Clearwater Paper Corp.*	19	862
CSW Industrials, Inc.*	17	781
KMG Chemicals, Inc.	11	727
Verso Corp. — Class A*	40	703
Kronos Worldwide, Inc.	26	670
American Vanguard Corp.	33	648
PQ Group Holdings, Inc.*	34	559
Klondex Mines Ltd.*	205	535
Intrepid Potash, Inc.*	111	528
OMNOVA Solutions, Inc.*	50	500
Codexis, Inc.*	48	401
Landec Corp.*	31	391
Hawkins, Inc.	11	387
Aceto Corp.	34	351
Uranium Energy Corp.*	160	283
Gold Resource Corp.	62	273
Oil-Dri Corporation of America	6	249
Smart Sand, Inc.*	25	216
Ryerson Holding Corp.*	19	198
AgroFresh Solutions, Inc.*	26	192
Valhi, Inc.	29	179
United States Lime & Minerals, Inc.	2	154
Shiloh Industries, Inc.*	16	131
Orchids Paper Products Co.[1]	10	128
Total Basic Materials		87,767

Utilities - 1.2%
IDACORP, Inc.	59	5,390
WGL Holdings, Inc.	59	5,065
Portland General Electric Co.	104	4,740
ONE Gas, Inc.	62	4,542
Southwest Gas Holdings, Inc.	56	4,507
ALLETE, Inc.	60	4,462
Spire, Inc.	55	4,133
New Jersey Resources Corp.	100	4,020
Avista Corp.	75	3,862
PNM Resources, Inc.	93	3,762
Black Hills Corp.	62	3,727
NorthWestern Corp.	57	3,403
Ormat Technologies, Inc.	46	2,942
South Jersey Industries, Inc.	93	2,904
El Paso Electric Co.	47	2,601
MGE Energy, Inc.	41	2,587
California Water Service Group	57	2,585
American States Water Co.	43	2,490
Otter Tail Corp.	46	2,045
Northwest Natural Gas Co.	33	1,968
Dynegy, Inc.*	130	1,540
Chesapeake Utilities Corp.	18	1,414
NRG Yield, Inc. — Class C	74	1,399
SJW Group	20	1,277
NRG Yield, Inc. — Class A	42	792
Connecticut Water Service, Inc.	13	746

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Unitil Corp.	16	$730
Middlesex Water Co.	18	718
York Water Co.	15	509
Artesian Resources Corp. — Class A	9	347
Atlantic Power Corp.*	133	313
RGC Resources, Inc.	8	217
Consolidated Water Company Ltd.	17	214
Ameresco, Inc. — Class A*	22	189
Spark Energy, Inc. — Class A	13	161
Global Water Resources, Inc.	12	112
Genie Energy Ltd. — Class B	15	65
Total Utilities		82,478

Diversified - 0.0%
HRG Group, Inc.*	140	2,373

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	35	942

Total Common Stocks
(Cost $2,238,295)		2,431,799

WARRANTS†† - 0.0%
Imperial Holdings, Inc.*
$10.75, 10/06/19	1	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*,7	10	—
Tobira Therapeutics, Inc.
Expires 11/02/18*,7	7	—
Dyax Corp.
Expires 03/06/18*,7	106	—
Nexstar Media Group, Inc.
Expires 01/18/19*,7	207	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 39.0%
Guggenheim Strategy Fund I2	65,048	1,630,101
Guggenheim Strategy Fund II2	44,680	1,117,448
Total Mutual Funds
(Cost $2,744,920)		2,747,549

	Face Amount

REPURCHASE AGREEMENTS††,3 - 29.3%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[4]	$1,344,184	1,344,184
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[4]	717,395	717,395
Total Repurchase Agreements
(Cost $2,061,579)		2,061,579

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[6]	63,092	63,092
Total Securities Lending Collateral
(Cost $63,092)		63,092

Total Investments - 103.8%
(Cost $7,107,886)		$7,304,019
Other Assets & Liabilities, net - (3.8)%		(264,219)
Total Net Assets - 100.0%		$7,039,800

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	21	Mar 2018	$1,613,955	$(2,205)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	1.57%	At Maturity	01/29/18	320	$490,739	$(2,693)
Barclays Bank plc	Russell 2000 Index	1.48%	At Maturity	01/30/18	759	1,165,978	(10,186)
Goldman Sachs International	Russell 2000 Index	1.33%	At Maturity	01/29/18	5,495	8,436,859	(48,213)
						$10,093,576	$(61,092)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7 day yield as of December 31, 2017.
[7]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,431,799	$—	$—		$—	$—		$2,431,799
Mutual Funds	2,747,549	—	—		—	—		2,747,549
Repurchase Agreements	—	—	2,061,579		—	—		2,061,579
Rights	—	—	—		—	—	**	—
Securities Lending Collateral	63,092	—	—		—	—		63,092
Warrants	—	—	—	**	—	—		—
Total Assets	$5,242,440	$—	$2,061,579		$—	$—		$7,304,019

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Equity Futures Contracts	$—	$2,205	$—		$—	$—		$2,205
Equity Index Swap Agreements	—	—	—		61,092	—		61,092
Total Liabilities	$—	$2,205	$—		$61,092	$—		$63,297

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 436,793	$ 9,967,476	$ (8,775,000)	$ 1,765	$ (933)	$ 1,630,101	65,048	$ 26,817	$ 616
Guggenheim Strategy Fund II	353,725	6,111,184	(5,350,000)	1,585	954	1,117,448	44,680	20,888	302
	$ 790,518	$ 16,078,660	$ (14,125,000)	$ 3,350	$ 21	$ 2,747,549		$ 47,705	$ 918

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $60,144 of securities loaned (cost $2,301,387)	$2,494,891
Investments in affiliated issuers, at value (cost $2,744,920)	2,747,549
Repurchase agreements, at value (cost $2,061,579)	2,061,579
Segregated cash with broker	339,000
Receivables:
Fund shares sold	52,776
Swap settlement	10,276
Dividends	7,125
Interest	242
Securities lending income	161
Total assets	7,713,599

Liabilities:
Overdraft due to custodian bank	5,101
Unrealized depreciation on swap agreements	61,092
Payable for:
Securities purchased	503,637
Return of securities loaned	63,092
Variation margin	12,449
Management fees	5,152
Transfer agent and administrative fees	1,431
Investor service fees	1,431
Fund shares redeemed	899
Portfolio accounting fees	573
Miscellaneous	18,942
Total liabilities	673,799
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,039,800

Net assets consist of:
Paid in capital	$6,503,851
Accumulated net investment loss	(15)
Accumulated net realized gain on investments	403,128
Net unrealized appreciation on investments	132,836
Net assets	$7,039,800
Capital shares outstanding	30,001
Net asset value per share	$234.65

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $7)	$21,940
Dividends from securities of affiliated issuers	47,705
Interest	13,822
Income from securities lending, net	1,429
Total investment income	84,896

Expenses:
Management fees	53,813
Investor service fees	14,948
Transfer agent and administrative fees	14,948
Professional fees	8,682
Portfolio accounting fees	5,979
Custodian fees	1,038
Trustees’ fees*	666
Line of credit fees	58
Miscellaneous	7,769
Total expenses	107,901
Net investment loss	(23,005)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	378,822
Investments in affiliated issuers	3,350
Swap agreements	805,123
Futures contracts	84,825
Distributions received from affiliated investment company shares	918
Net realized gain	1,273,038
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(133,019)
Investments in affiliated issuers	21
Swap agreements	(119,122)
Futures contracts	(1,989)
Net change in unrealized appreciation (depreciation)	(254,109)
Net realized and unrealized gain	1,018,929
Net increase in net assets resulting from operations	$995,924

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(23,005)	$(33,078)
Net realized gain on investments	1,273,038	1,695,224
Net change in unrealized appreciation (depreciation) on investments	(254,109)	193,861
Net increase in net assets resulting from operations	995,924	1,856,007

Distributions to shareholders from:
Net realized gains	(219,611)	—
Total distributions to shareholders	(219,611)	—

Capital share transactions:
Proceeds from sale of shares	87,748,901	113,812,849
Distributions reinvested	219,611	—
Cost of shares redeemed	(87,451,791)	(112,691,802)
Net increase from capital share transactions	516,721	1,121,047
Net increase in net assets	1,293,034	2,977,054

Net assets:
Beginning of year	5,746,766	2,769,712
End of year	$7,039,800	$5,746,766
Accumulated net investment loss at end of year	$(15)	$(252)

Capital share activity:
Shares sold	443,643	706,410
Shares issued from reinvestment of distributions	1,079	—
Shares redeemed	(444,510)	(696,448)
Net increase in shares	212	9,962

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$192.92	$139.69	$180.03	$262.78	$141.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(1.11)	(1.73)	(2.53)	(1.63)
Net gain (loss) on investments (realized and unrealized)	50.24	54.34	(17.40)	11.64	122.91
Total from investment operations	49.45	53.23	(19.13)	9.11	121.28
Less distributions from:
Net realized gains	(7.72)	—	(21.21)	(91.86)	—
Total distributions	(7.72)	—	(21.21)	(91.86)	—
Net asset value, end of period	$234.65	$192.92	$139.69	$180.03	$262.78

Total Return[b]	26.26%	38.11%	(13.15%)	5.17%	85.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,040	$5,747	$2,770	$5,528	$5,196
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.74%)	(1.00%)	(1.07%)	(0.86%)
Total expenses[c]	1.80%	1.77%	1.70%	1.77%	1.75%
Portfolio turnover rate	525%	1,125%	327%	360%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 20.01%, while the Russell 2000 Index returned 14.65% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The only sector detracting from return was Energy; Telecommunications Services contributed least.

Nektar Therapeutics, Kite Pharma, Inc., and bluebird bio, Inc. were the largest contributors to performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and Cardtronics plc Class A were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	28.5%
Guggenheim Strategy Fund II	28.0%
Nektar Therapeutics	0.1%
Bluebird Bio, Inc.	0.1%
Exact Sciences Corp.	0.1%
GrubHub, Inc.	0.1%
Sage Therapeutics, Inc.	0.1%
Knight-Swift Transportation Holdings, Inc.	0.1%
EPAM Systems, Inc.	0.1%
Curtiss-Wright Corp.	0.1%
Top Ten Total	57.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	20.01%	18.67%	8.47%
Russell 2000 Index	14.65%	17.20%	10.82%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

110 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 24.7%

Financial - 6.1%
Sterling Bancorp	230	$5,658
MGIC Investment Corp.*	396	5,588
Primerica, Inc.	50	5,078
Wintrust Financial Corp.	61	5,025
Umpqua Holdings Corp.	238	4,950
Radian Group, Inc.	234	4,823
Texas Capital Bancshares, Inc.*	54	4,801
Hancock Holding Co.	91	4,504
CNO Financial Group, Inc.	182	4,494
Gramercy Property Trust REIT	163	4,346
Stifel Financial Corp.	72	4,288
Healthcare Realty Trust, Inc. REIT	132	4,240
IBERIABANK Corp.	54	4,185
Cousins Properties, Inc. REIT	449	4,153
Chemical Financial Corp.	77	4,117
First Industrial Realty Trust, Inc. REIT	128	4,028
RLJ Lodging Trust REIT	183	4,021
Sunstone Hotel Investors, Inc. REIT	242	4,000
Home BancShares, Inc.	169	3,929
MB Financial, Inc.	88	3,918
Evercore, Inc. — Class A	43	3,870
Investors Bancorp, Inc.	278	3,859
Essent Group Ltd.*	87	3,778
United Bankshares, Inc.	107	3,718
Selective Insurance Group, Inc.	62	3,639
UMB Financial Corp.	49	3,524
Physicians Realty Trust REIT	193	3,472
Cathay General Bancorp	82	3,458
LaSalle Hotel Properties REIT	123	3,453
Columbia Banking System, Inc.	78	3,388
Fulton Financial Corp.	186	3,329
South State Corp.	38	3,312
Glacier Bancorp, Inc.	84	3,309
EastGroup Properties, Inc. REIT[1]	37	3,270
Washington Federal, Inc.	95	3,254
Ryman Hospitality Properties, Inc. REIT	47	3,244
National Health Investors, Inc. REIT	43	3,241
First Citizens BancShares, Inc. — Class A	8	3,224
Ellie Mae, Inc.*	36	3,218
Sabra Health Care REIT, Inc.	171	3,210
GEO Group, Inc. REIT	133	3,139
Valley National Bancorp	277	3,108
First Financial Bankshares, Inc.[1]	68	3,063
Kemper Corp.	42	2,894
BancorpSouth Bank	92	2,893
American Equity Investment Life Holding Co.	93	2,858
Community Bank System, Inc.	53	2,849
Education Realty Trust, Inc. REIT	80	2,794
Pebblebrook Hotel Trust REIT	74	2,751
STAG Industrial, Inc. REIT	100	2,733
QTS Realty Trust, Inc. — Class A REIT	50	2,708
Urban Edge Properties REIT	106	2,702
WageWorks, Inc.*	43	2,666
First Midwest Bancorp, Inc.	111	2,665
PS Business Parks, Inc. REIT	21	2,627
CVB Financial Corp.	111	2,615
Washington Real Estate Investment Trust REIT	84	2,614
Hope Bancorp, Inc.	140	2,555
Old National Bancorp	145	2,530
Great Western Bancorp, Inc.	63	2,507
Xenia Hotels & Resorts, Inc. REIT	116	2,504
RLI Corp.	41	2,487
Acadia Realty Trust REIT	89	2,435
DiamondRock Hospitality Co. REIT	215	2,427
Enstar Group Ltd.*	12	2,409
International Bancshares Corp.	59	2,342
Trustmark Corp.	73	2,326
Retail Opportunity Investments Corp. REIT	116	2,314
Simmons First National Corp. — Class A	40	2,284
Lexington Realty Trust REIT	234	2,258
Kennedy-Wilson Holdings, Inc.	128	2,221
Rexford Industrial Realty, Inc. REIT	76	2,216
Potlatch Corp. REIT	44	2,196
Invesco Mortgage Capital, Inc. REIT	122	2,175
United Community Banks, Inc.	77	2,167
ServisFirst Bancshares, Inc.	51	2,117
Mack-Cali Realty Corp. REIT	98	2,113
LegacyTexas Financial Group, Inc.	50	2,110
Bank of NT Butterfield & Son Ltd.	58	2,105
Blackhawk Network Holdings, Inc.*	59	2,103
Apollo Commercial Real Estate Finance, Inc. REIT	114	2,103
Independent Bank Corp.	29	2,026
Hilltop Holdings, Inc.	79	2,001
Banner Corp.	36	1,984
Waddell & Reed Financial, Inc. — Class A	88	1,966
BofI Holding, Inc.*,1	65	1,944
Horace Mann Educators Corp.	44	1,940
Renasant Corp.	47	1,922
Argo Group International Holdings Ltd.	31	1,911
Eagle Bancorp, Inc.*	33	1,911
Financial Engines, Inc.	63	1,909
HFF, Inc. — Class A	39	1,897
Artisan Partners Asset Management, Inc. — Class A	48	1,896
Terreno Realty Corp. REIT	54	1,893
FCB Financial Holdings, Inc. — Class A*	37	1,880
TowneBank	61	1,876
LTC Properties, Inc. REIT	43	1,873
Government Properties Income Trust REIT	101	1,873
WesBanco, Inc.	46	1,870
Capitol Federal Financial, Inc.	139	1,864
First Merchants Corp.	44	1,851
Ameris Bancorp	38	1,832
Provident Financial Services, Inc.	67	1,807
Kite Realty Group Trust REIT	89	1,744
First Financial Bancorp	66	1,739
Select Income REIT	69	1,734

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Chesapeake Lodging Trust REIT	64	$1,734
Northwest Bancshares, Inc.	102	1,706
Summit Hotel Properties, Inc. REIT	112	1,706
Union Bankshares Corp.	47	1,700
Four Corners Property Trust, Inc. REIT	66	1,696
NBT Bancorp, Inc.	46	1,693
American Assets Trust, Inc. REIT	44	1,683
Pacific Premier Bancorp, Inc.*	42	1,680
Genworth Financial, Inc. — Class A*	540	1,679
PRA Group, Inc.*	50	1,660
Moelis & Co. — Class A	34	1,649
Westamerica Bancorporation	27	1,608
WSFS Financial Corp.	33	1,579
WisdomTree Investments, Inc.	125	1,569
Employers Holdings, Inc.	35	1,554
Berkshire Hills Bancorp, Inc.	42	1,537
Agree Realty Corp. REIT	29	1,492
First Commonwealth Financial Corp.	104	1,489
Global Net Lease, Inc. REIT	72	1,482
CenterState Bank Corp.	57	1,467
Park National Corp.	14	1,456
Washington Prime Group, Inc. REIT	202	1,438
S&T Bancorp, Inc.	36	1,433
Walker & Dunlop, Inc.*	30	1,425
Third Point Reinsurance Ltd.*	97	1,421
LendingClub Corp.*	342	1,412
Quality Care Properties, Inc. REIT*	102	1,409
Heartland Financial USA, Inc.	26	1,395
Piper Jaffray Cos.	16	1,380
Boston Private Financial Holdings, Inc.	89	1,375
OM Asset Management plc	82	1,374
Alexander & Baldwin, Inc. REIT	49	1,359
CareTrust REIT, Inc. REIT	81	1,358
Monmouth Real Estate Investment Corp. REIT	75	1,335
Kearny Financial Corp.	92	1,329
CYS Investments, Inc. REIT	163	1,309
Tompkins Financial Corp.	16	1,302
Brookline Bancorp, Inc.	82	1,287
Independent Bank Group, Inc.	19	1,284
National Storage Affiliates Trust REIT	47	1,281
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	53	1,275
Infinity Property & Casualty Corp.	12	1,272
Lakeland Financial Corp.	26	1,261
Ramco-Gershenson Properties Trust REIT	84	1,237
Beneficial Bancorp, Inc.	75	1,234
AMERISAFE, Inc.	20	1,232
Redwood Trust, Inc. REIT	83	1,230
Franklin Street Properties Corp. REIT	114	1,224
State Bank Financial Corp.	41	1,223
Aircastle Ltd.	52	1,216
Safety Insurance Group, Inc.	15	1,206
Nelnet, Inc. — Class A	22	1,205
First Busey Corp.	40	1,198
Houlihan Lokey, Inc.	26	1,181
First Interstate BancSystem, Inc. — Class A	29	1,161
PennyMac Mortgage Investment Trust REIT	72	1,157
Cannae Holdings, Inc.*	67	1,141
Cohen & Steers, Inc.	24	1,135
Seacoast Banking Corporation of Florida*	45	1,134
ARMOUR Residential REIT, Inc.	43	1,106
Encore Capital Group, Inc.*	26	1,095
Seritage Growth Properties REIT	27	1,092
Ladder Capital Corp. — Class A REIT	80	1,090
Enterprise Financial Services Corp.	24	1,084
City Holding Co.	16	1,080
Navigators Group, Inc.	22	1,071
First BanCorp*,1	207	1,056
NMI Holdings, Inc. — Class A*	62	1,054
Meridian Bancorp, Inc.	51	1,051
United Fire Group, Inc.	23	1,048
National General Holdings Corp.	53	1,041
Tier REIT, Inc.	51	1,040
CBL & Associates Properties, Inc. REIT[1]	182	1,030
Meta Financial Group, Inc.	11	1,019
Sandy Spring Bancorp, Inc.	26	1,015
Hanmi Financial Corp.	33	1,002
James River Group Holdings Ltd.	25	1,000
MBIA, Inc.*,1	135	988
Heritage Financial Corp.	32	986
Central Pacific Financial Corp.	33	984
MainSource Financial Group, Inc.	27	980
Southside Bancshares, Inc.	29	977
Universal Health Realty Income Trust REIT	13	976
Stewart Information Services Corp.	23	973
St. Joe Co.*	53	957
First Bancorp	27	953
United Financial Bancorp, Inc.	54	953
Banc of California, Inc.[1]	46	950
Lakeland Bancorp, Inc.	49	943
AmTrust Financial Services, Inc.[1]	93	937
Chatham Lodging Trust REIT	41	933
RE/MAX Holdings, Inc. — Class A	19	921
BancFirst Corp.	18	921
TrustCo Bank Corp. NY	100	920
PJT Partners, Inc. — Class A	20	912
National Bank Holdings Corp. — Class A	28	908
MTGE Investment Corp. REIT	49	906
Universal Insurance Holdings, Inc.	33	903
Getty Realty Corp. REIT	33	896
Capstead Mortgage Corp. REIT	103	891
1st Source Corp.	18	890
Pennsylvania Real Estate Investment Trust REIT	74	880
Easterly Government Properties, Inc. REIT	41	875
TriCo Bancshares	23	871
Stock Yards Bancorp, Inc.	23	867
OceanFirst Financial Corp.	33	866
Flagstar Bancorp, Inc.*	23	861
Washington Trust Bancorp, Inc.	16	852
ConnectOne Bancorp, Inc.	33	850

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

iStar, Inc. REIT*	75	$847
InfraREIT, Inc.	45	836
Preferred Bank/Los Angeles CA	14	823
CoBiz Financial, Inc.	41	820
Granite Point Mortgage Trust, Inc. REIT	46	816
Virtus Investment Partners, Inc.	7	805
Community Trust Bancorp, Inc.	17	801
Flushing Financial Corp.	29	798
Bryn Mawr Bank Corp.	18	796
NorthStar Realty Europe Corp. REIT	59	792
Alexander’s, Inc. REIT	2	792
Northfield Bancorp, Inc.	46	786
Univest Corporation of Pennsylvania	28	785
Ambac Financial Group, Inc.*	49	783
HomeStreet, Inc.*	27	782
Customers Bancorp, Inc.*	30	780
German American Bancorp, Inc.	22	777
Independence Realty Trust, Inc. REIT	75	757
Cass Information Systems, Inc.	13	757
New York Mortgage Trust, Inc. REIT	121	747
Armada Hoffler Properties, Inc. REIT	48	745
Carolina Financial Corp.	20	743
First of Long Island Corp.	26	741
Saul Centers, Inc. REIT	12	741
Investors Real Estate Trust REIT	129	733
Hersha Hospitality Trust REIT	42	731
Kinsale Capital Group, Inc.	16	720
Dime Community Bancshares, Inc.	34	712
Preferred Apartment Communities, Inc. — Class A REIT	35	709
Oritani Financial Corp.	43	705
Federal Agricultural Mortgage Corp. — Class C	9	704
Trupanion, Inc.*	24	702
Bridge Bancorp, Inc.	20	700
FBL Financial Group, Inc. — Class A	10	696
Guaranty Bancorp	25	691
INTL FCStone, Inc.*	16	681
Camden National Corp.	16	674
Urstadt Biddle Properties, Inc. — Class A REIT	31	674
Investment Technology Group, Inc.	35	674
New Senior Investment Group, Inc. REIT	89	673
Greenlight Capital Re Ltd. — Class A*	33	663
National Western Life Group, Inc. — Class A	2	662
Altisource Residential Corp. REIT	54	640
Horizon Bancorp	23	639
Mercantile Bank Corp.	18	637
Peapack Gladstone Financial Corp.	18	630
Diamond Hill Investment Group, Inc.	3	620
Great Southern Bancorp, Inc.	12	620
Gladstone Commercial Corp. REIT	29	611
Opus Bank*	22	601
Heritage Commerce Corp.	39	597
Westwood Holdings Group, Inc.	9	596
FB Financial Corp.*	14	588
PHH Corp.*	57	587
Marcus & Millichap, Inc.*	18	587
Greenhill & Company, Inc.	30	585
Midland States Bancorp, Inc.	18	585
First Foundation, Inc.*	31	575
Nationstar Mortgage Holdings, Inc.*	31	574
Live Oak Bancshares, Inc.	24	572
AG Mortgage Investment Trust, Inc. REIT	30	570
Triumph Bancorp, Inc.*	18	567
Whitestone REIT — Class B	39	562
Ashford Hospitality Trust, Inc. REIT	83	559
QCR Holdings, Inc.	13	557
Anworth Mortgage Asset Corp. REIT	102	555
Peoples Bancorp, Inc.	17	555
TriState Capital Holdings, Inc.*	24	552
Cedar Realty Trust, Inc. REIT	89	541
CatchMark Timber Trust, Inc. — Class A REIT	41	538
Bancorp, Inc.*	54	534
Enova International, Inc.*	35	532
NexPoint Residential Trust, Inc. REIT	19	531
Hamilton Lane, Inc. — Class A	15	531
State Auto Financial Corp.	18	524
Blue Hills Bancorp, Inc.	26	523
First Defiance Financial Corp.	10	520
First Community Bancshares, Inc.	18	517
Maiden Holdings Ltd.	77	508
Community Healthcare Trust, Inc. REIT	18	506
Heritage Insurance Holdings, Inc.	28	505
Fidelity Southern Corp.	23	501
First Financial Corp.	11	499
CorEnergy Infrastructure Trust, Inc. REIT	13	497
Virtu Financial, Inc. — Class A1	27	494
Nicolet Bankshares, Inc.*	9	493
Independent Bank Corp.	22	492
Bank Mutual Corp.	46	490
World Acceptance Corp.*	6	484
United Community Financial Corp.	53	484
National Commerce Corp.*	12	483
UMH Properties, Inc. REIT	32	477
R1 RCM, Inc.*	108	476
Bank of Marin Bancorp	7	476
Veritex Holdings, Inc.*	17	469
Green Bancorp, Inc.*	23	467
Financial Institutions, Inc.	15	466
HomeTrust Bancshares, Inc.*	18	464
Forestar Group, Inc.*	21	462
Waterstone Financial, Inc.	27	460
People’s Utah Bancorp	15	454
PacWest Bancorp	9	454
West Bancorporation, Inc.	18	453
Allegiance Bancshares, Inc.*	12	452
Access National Corp.	16	445
Franklin Financial Network, Inc.*	13	443
Republic First Bancorp, Inc.*	52	439

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Western Asset Mortgage Capital Corp. REIT	44	$438
OFG Bancorp	46	432
Bar Harbor Bankshares	16	432
Orchid Island Capital, Inc. REIT	46	427
First Mid-Illinois Bancshares, Inc.	11	424
Old Second Bancorp, Inc.	31	423
CNB Financial Corp.	16	420
City Office, Inc. REIT	32	416
RMR Group, Inc. — Class A	7	415
One Liberty Properties, Inc. REIT	16	415
Farmers National Banc Corp.	28	413
WashingtonFirst Bankshares, Inc.	12	411
Arrow Financial Corp.	12	407
MidWestOne Financial Group, Inc.	12	402
GAIN Capital Holdings, Inc.	40	400
Investors Title Co.	2	397
First Connecticut Bancorp, Inc.	15	392
Equity Bancshares, Inc. — Class A*	11	390
Atlantic Capital Bancshares, Inc.*	22	387
PCSB Financial Corp.*	20	381
Republic Bancorp, Inc. — Class A	10	380
PennyMac Financial Services, Inc. — Class A*	17	380
United Insurance Holdings Corp.	22	380
Global Indemnity Ltd*	9	378
Redfin Corp.*,1	12	376
Ares Commercial Real Estate Corp. REIT	29	374
Southern National Bancorp of Virginia, Inc.	23	369
Cowen, Inc. — Class A*	27	369
Farmers & Merchants Bancorp Incorporated/Archbold OH	9	367
Citizens, Inc.*,1	49	360
Ocwen Financial Corp.*	115	360
Clifton Bancorp, Inc.	21	359
Ladenburg Thalmann Financial Services, Inc.	110	348
Sierra Bancorp	13	345
American National Bankshares, Inc.	9	345
Dynex Capital, Inc. REIT	49	343
First Bancshares, Inc.	10	342
Enterprise Bancorp, Inc.	10	340
MedEquities Realty Trust, Inc. REIT	30	337
Altisource Portfolio Solutions S.A.*,1	12	336
Western New England Bancorp, Inc.	30	327
Peoples Financial Services Corp.	7	326
National Bankshares, Inc.	7	318
Summit Financial Group, Inc.	12	316
eHealth, Inc.*	18	313
FRP Holdings, Inc.*	7	310
Resource Capital Corp. REIT	33	309
Farmers Capital Bank Corp.	8	308
On Deck Capital, Inc.*	53	304
First Bancorp, Inc.	11	300
Health Insurance Innovations, Inc. — Class A*	12	299
Farmland Partners, Inc. REIT	34	295
BSB Bancorp, Inc.*	10	293
Regional Management Corp.*	11	289
Southern First Bancshares, Inc.*	7	289
Citizens & Northern Corp.	12	288
Sutherland Asset Management Corp. REIT	19	288
Arlington Asset Investment Corp. — Class A	24	283
Macatawa Bank Corp.	28	280
Capital City Bank Group, Inc.	12	275
Ashford Hospitality Prime, Inc. REIT	28	272
HarborOne Bancorp, Inc.*	14	268
Oppenheimer Holdings, Inc. — Class A	10	268
Sun Bancorp, Inc.	11	267
First Internet Bancorp	7	267
Jernigan Capital, Inc. REIT[1]	14	266
Old Line Bancshares, Inc.	9	265
Union Bankshares, Inc.	5	265
Southern Missouri Bancorp, Inc.	7	263
Home Bancorp, Inc.	6	259
EMC Insurance Group, Inc.	9	258
Consolidated-Tomoka Land Co.	4	254
Bluerock Residential Growth REIT, Inc.	25	253
Ames National Corp.	9	251
Great Ajax Corp. REIT	18	249
Codorus Valley Bancorp, Inc.	9	248
Territorial Bancorp, Inc.	8	247
Safeguard Scientifics, Inc.*	22	246
Cadence BanCorp*	9	244
Baldwin & Lyons, Inc. — Class B	10	239
HCI Group, Inc.	8	239
Northrim BanCorp, Inc.	7	237
Century Bancorp, Inc. — Class A	3	235
Shore Bancshares, Inc.	14	234
Penns Woods Bancorp, Inc.	5	233
MutualFirst Financial, Inc.	6	231
BankFinancial Corp.	15	230
TPG RE Finance Trust, Inc. REIT	12	229
Charter Financial Corp.	13	228
Atlas Financial Holdings, Inc.*	11	226
Bear State Financial, Inc.	22	225
Marlin Business Services Corp.	10	224
Central Valley Community Bancorp	11	222
KKR Real Estate Finance Trust, Inc.	11	220
Civista Bancshares, Inc.	10	220
FNB Bancorp	6	219
Investar Holding Corp.	9	217
Cherry Hill Mortgage Investment Corp. REIT	12	216
Paragon Commercial Corp.*	4	213
Evans Bancorp, Inc.	5	209
Hingham Institution for Savings	1	207
ACNB Corp.	7	207
Bankwell Financial Group, Inc.	6	206
Entegra Financial Corp.*	7	205
LCNB Corp.	10	204
NI Holdings, Inc.*	12	204

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Xenith Bankshares, Inc.*	6	$203
Orrstown Financial Services, Inc.	8	202
MBT Financial Corp.	19	201
Premier Financial Bancorp, Inc.	10	201
Riverview Bancorp, Inc.	23	199
First Business Financial Services, Inc.	9	199
Federated National Holding Co.	12	199
MidSouth Bancorp, Inc.	15	199
Howard Bancorp, Inc.*	9	198
Norwood Financial Corp.	6	198
Community Bankers Trust Corp.*	24	196
Bank of Commerce Holdings	17	195
Safety Income and Growth, Inc. REIT	11	193
Pzena Investment Management, Inc. — Class A	18	192
Community Financial Corp.	5	191
Kingstone Companies, Inc.	10	188
Capstar Financial Holdings, Inc.*	9	187
Timberland Bancorp, Inc.	7	186
Northeast Bancorp	8	185
Sunshine Bancorp, Inc.*	8	184
Malvern Bancorp, Inc.*	7	183
Reliant Bancorp, Inc.	7	179
First Northwest Bancorp*	11	179
County Bancorp, Inc.	6	179
Stratus Properties, Inc.	6	178
WMIH Corp.*	208	177
SI Financial Group, Inc.	12	176
Owens Realty Mortgage, Inc. REIT	11	176
C&F Financial Corp.	3	174
SmartFinancial, Inc.*	8	174
Associated Capital Group, Inc. — Class A	5	171
Independence Holding Co.	6	165
Ohio Valley Banc Corp.	4	162
Byline Bancorp, Inc.*	7	161
Tiptree, Inc. — Class A	27	161
Clipper Realty, Inc. REIT	16	160
Prudential Bancorp, Inc.	9	158
Unity Bancorp, Inc.	8	158
ESSA Bancorp, Inc.	10	157
Hallmark Financial Services, Inc.*	15	156
Global Medical REIT, Inc.	19	156
Donegal Group, Inc. — Class A	9	156
United Security Bancshares	14	154
Peoples Bancorp of North Carolina, Inc.	5	153
GAMCO Investors, Inc. — Class A	5	148
Two River Bancorp	8	145
BCB Bancorp, Inc.	10	145
Middlefield Banc Corp.	3	145
Silvercrest Asset Management Group, Inc. — Class A	9	144
Chemung Financial Corp.	3	144
Pacific Mercantile Bancorp*	16	140
First Financial Northwest, Inc.	9	140
Trinity Place Holdings, Inc.*	20	139
Provident Bancorp, Inc.*	5	132
Greene County Bancorp, Inc.	4	130
Crawford & Co. — Class B	13	125
First Guaranty Bancshares, Inc.	5	125
Parke Bancorp, Inc.	6	123
Maui Land & Pineapple Company, Inc.*	7	121
Elevate Credit, Inc.*	16	121
Ellington Residential Mortgage REIT	10	120
Old Point Financial Corp.	4	119
Impac Mortgage Holdings, Inc.*	11	112
Provident Financial Holdings, Inc.	6	110
DNB Financial Corp.	3	101
Blue Capital Reinsurance Holdings Ltd.	6	72
Transcontinental Realty Investors, Inc.*	2	63
Guaranty Bancshares, Inc.	2	61
Oconee Federal Financial Corp.	2	57
Medley Management, Inc. — Class A	6	39
RAIT Financial Trust REIT	99	37
Griffin Industrial Realty, Inc.	1	37
California First National Bancorp	2	30
RBB Bancorp	1	27
First Horizon National Corp.	1	12
Fifth Street Asset Management, Inc.	7	9
Total Financial		548,983

Consumer, Non-cyclical - 5.3%
Nektar Therapeutics*	159	9,495
Bluebird Bio, Inc.*	52	9,261
Exact Sciences Corp.*	126	6,620
Sage Therapeutics, Inc.*	40	6,588
Catalent, Inc.*	135	5,546
HealthSouth Corp.	105	5,188
PRA Health Sciences, Inc.*	52	4,736
Snyder’s-Lance, Inc.	93	4,658
Grand Canyon Education, Inc.*	50	4,476
Insulet Corp.*	64	4,416
Chemed Corp.	18	4,374
Cantel Medical Corp.	40	4,115
LivaNova plc*	51	4,076
Deluxe Corp.	53	4,073
Masimo Corp.*	48	4,070
Healthcare Services Group, Inc.	77	4,059
Brink’s Co.	49	3,856
Molina Healthcare, Inc.*	47	3,604
Sarepta Therapeutics, Inc.*	64	3,561
Avis Budget Group, Inc.*	81	3,554
On Assignment, Inc.*	54	3,471
ICU Medical, Inc.*	16	3,456
FibroGen, Inc.*	72	3,413
Neogen Corp.*	40	3,288
Integra LifeSciences Holdings Corp.*	68	3,254
Darling Ingredients, Inc.*	177	3,209
Clovis Oncology, Inc.*	47	3,196
Haemonetics Corp.*	55	3,194
Blueprint Medicines Corp.*	42	3,167
Globus Medical, Inc. — Class A*	76	3,124
Cimpress N.V.*	26	3,117
NuVasive, Inc.*	53	3,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Puma Biotechnology, Inc.*	31	$3,064
Sanderson Farms, Inc.	22	3,053
Green Dot Corp. — Class A*	50	3,013
Ligand Pharmaceuticals, Inc. — Class B*	22	3,013
Performance Food Group Co.*	91	3,012
Penumbra, Inc.*	31	2,917
Helen of Troy Ltd.*	30	2,891
Avexis, Inc.*	26	2,877
Portola Pharmaceuticals, Inc.*	59	2,872
Adtalem Global Education, Inc.*	67	2,817
Aaron’s, Inc.	69	2,750
United Natural Foods, Inc.*	53	2,611
Halozyme Therapeutics, Inc.*	128	2,593
Lancaster Colony Corp.	20	2,584
Horizon Pharma plc*	176	2,570
Amicus Therapeutics, Inc.*	178	2,561
Prestige Brands Holdings, Inc.*	57	2,531
Incorporated Research Holdings, Inc. — Class A*	58	2,529
HealthEquity, Inc.*	54	2,520
AMN Healthcare Services, Inc.*	51	2,512
Magellan Health, Inc.*	26	2,510
Wright Medical Group N.V.*	113	2,509
B&G Foods, Inc.[1]	71	2,496
Insmed, Inc.*	80	2,494
J&J Snack Foods Corp.	16	2,429
Myriad Genetics, Inc.*	70	2,404
LendingTree, Inc.*	7	2,383
Array BioPharma, Inc.*	186	2,381
Vector Group Ltd.	105	2,350
Merit Medical Systems, Inc.*	53	2,290
Korn/Ferry International	55	2,276
ABM Industries, Inc.	60	2,263
Halyard Health, Inc.*	49	2,263
Insperity, Inc.	38	2,179
Ironwood Pharmaceuticals, Inc. — Class A*	145	2,174
Inogen, Inc.*	18	2,143
Loxo Oncology, Inc.*	25	2,105
Aerie Pharmaceuticals, Inc.*	35	2,091
Sotheby’s*	40	2,064
Teladoc, Inc.*,1	59	2,056
Medicines Co.*	75	2,051
Select Medical Holdings Corp.*	116	2,047
Nevro Corp.*	29	2,002
Supernus Pharmaceuticals, Inc.*	50	1,992
TriNet Group, Inc.*	44	1,951
Ultragenyx Pharmaceutical, Inc.*	42	1,948
Monro, Inc.	34	1,936
Pacira Pharmaceuticals, Inc.*	42	1,917
AnaptysBio, Inc.*	19	1,914
FTI Consulting, Inc.*	42	1,804
Matthews International Corp. — Class A	34	1,795
WD-40 Co.	15	1,770
Corcept Therapeutics, Inc.*	98	1,770
Immunomedics, Inc.*,1	109	1,761
Travelport Worldwide Ltd.	134	1,751
Boston Beer Company, Inc. — Class A*	9	1,720
NxStage Medical, Inc.*	70	1,696
Varex Imaging Corp.*	42	1,687
NutriSystem, Inc.	32	1,683
Cambrex Corp.*	35	1,680
Emergent BioSolutions, Inc.*	36	1,673
Fresh Del Monte Produce, Inc.	35	1,669
Bob Evans Farms, Inc.	21	1,655
Amedisys, Inc.*	31	1,634
Herc Holdings, Inc.*	26	1,628
Spectrum Pharmaceuticals, Inc.*	85	1,611
Prothena Corporation plc*,1	42	1,575
Global Blood Therapeutics, Inc.*	40	1,574
HMS Holdings Corp.*	91	1,542
CONMED Corp.	30	1,529
Calavo Growers, Inc.[1]	18	1,519
Integer Holdings Corp.*	33	1,495
Spark Therapeutics, Inc.*,1	29	1,491
Sangamo Therapeutics, Inc.*	90	1,476
Cal-Maine Foods, Inc.*	33	1,467
Repligen Corp.*	40	1,451
Acceleron Pharma, Inc.*	34	1,443
Zogenix, Inc.*	36	1,442
Ignyta, Inc.*	54	1,442
Aimmune Therapeutics, Inc.*	38	1,437
Central Garden & Pet Co. — Class A*	38	1,433
ACCO Brands Corp.*	117	1,427
Arena Pharmaceuticals, Inc.*	42	1,427
Tivity Health, Inc.*	39	1,425
MiMedx Group, Inc.*,1	113	1,425
Paylocity Holding Corp.*	29	1,368
Universal Corp.	26	1,365
Quidel Corp.*	31	1,344
Natus Medical, Inc.*	35	1,337
Impax Laboratories, Inc.*	80	1,332
Weight Watchers International, Inc.*	30	1,328
Tenet Healthcare Corp.*	87	1,319
Hertz Global Holdings, Inc.*	59	1,304
Hostess Brands, Inc.*	87	1,289
Radius Health, Inc.*	40	1,271
Theravance Biopharma, Inc.*	45	1,255
Novocure Ltd.*	62	1,252
Owens & Minor, Inc.	66	1,246
Dynavax Technologies Corp.*	66	1,234
Viad Corp.	22	1,219
TrueBlue, Inc.*	44	1,210
Esperion Therapeutics, Inc.*	18	1,185
McGrath RentCorp	25	1,175
Analogic Corp.	14	1,172
OraSure Technologies, Inc.*	62	1,169
National Beverage Corp.	12	1,169
Ensign Group, Inc.	52	1,154
Innoviva, Inc.*	81	1,149
Dean Foods Co.	99	1,145
Dermira, Inc.*	41	1,140

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Abaxis, Inc.	23	$1,139
Editas Medicine, Inc.*	37	1,137
Momenta Pharmaceuticals, Inc.*	80	1,116
LHC Group, Inc.*	18	1,103
MGP Ingredients, Inc.	14	1,076
Coca-Cola Bottling Company Consolidated	5	1,076
SpartanNash Co.	40	1,067
Diplomat Pharmacy, Inc.*	52	1,044
Orthofix International N.V.*	19	1,039
Foundation Medicine, Inc.*	15	1,023
TherapeuticsMD, Inc.*,1	167	1,009
Acorda Therapeutics, Inc.*	47	1,008
Capella Education Co.	13	1,006
Enanta Pharmaceuticals, Inc.*	17	998
ICF International, Inc.*	19	998
Navigant Consulting, Inc.*	51	990
Strayer Education, Inc.	11	985
Huron Consulting Group, Inc.*	24	971
REGENXBIO, Inc.*	29	964
Intersect ENT, Inc.*	29	940
US Physical Therapy, Inc.	13	939
BioTelemetry, Inc.*	31	927
Cardtronics plc — Class A*	50	926
Omeros Corp.*	47	913
Kelly Services, Inc. — Class A	33	900
Xencor, Inc.*	41	899
USANA Health Sciences, Inc.*	12	889
EVERTEC, Inc.	65	887
Kindred Healthcare, Inc.	90	873
Andersons, Inc.	28	872
Career Education Corp.*	72	870
Heron Therapeutics, Inc.*	48	869
SUPERVALU, Inc.*	40	864
Retrophin, Inc.*	41	864
Anika Therapeutics, Inc.*	16	863
Revance Therapeutics, Inc.*	24	858
CBIZ, Inc.*	55	850
Luminex Corp.	43	847
MyoKardia, Inc.*	20	842
iRhythm Technologies, Inc.*	15	841
Medifast, Inc.	12	838
Alarm.com Holdings, Inc.*	22	830
AxoGen, Inc.*	29	821
Cardiovascular Systems, Inc.*	34	805
K2M Group Holdings, Inc.*	44	792
Alder Biopharmaceuticals, Inc.*	69	790
Inter Parfums, Inc.	18	782
Glaukos Corp.*,1	30	770
Accelerate Diagnostics, Inc.*	29	760
Quad/Graphics, Inc.	33	746
SP Plus Corp.*	20	742
National Healthcare Corp.	12	731
Amphastar Pharmaceuticals, Inc.*	38	731
Flexion Therapeutics, Inc.*	29	726
Almost Family, Inc.*	13	720
Genomic Health, Inc.*	21	718
PTC Therapeutics, Inc.*	43	717
Vanda Pharmaceuticals, Inc.*	47	714
Providence Service Corp.*	12	712
RR Donnelley & Sons Co.	76	707
Akebia Therapeutics, Inc.*	47	699
Lannett Company, Inc.*,1	30	696
MacroGenics, Inc.*	36	684
STAAR Surgical Co.*	44	682
Assembly Biosciences, Inc.*	15	679
Phibro Animal Health Corp. — Class A	20	670
Kforce, Inc.	26	657
Tootsie Roll Industries, Inc.	18	655
CytomX Therapeutics, Inc.*	31	654
Lantheus Holdings, Inc.*	32	654
CryoLife, Inc.*	34	651
AngioDynamics, Inc.*	39	649
RPX Corp.	48	645
Five Prime Therapeutics, Inc.*	29	636
Cutera, Inc.*	14	635
Atrion Corp.	1	631
Textainer Group Holdings Ltd.*	29	624
Triple-S Management Corp. — Class B*	25	621
AtriCure, Inc.*	34	620
Meridian Bioscience, Inc.	44	616
La Jolla Pharmaceutical Co.*	19	611
Invacare Corp.	36	607
Aclaris Therapeutics, Inc.*	24	592
ZIOPHARM Oncology, Inc.*	142	588
ImmunoGen, Inc.*	91	583
CorVel Corp.*	11	582
ANI Pharmaceuticals, Inc.*	9	580
K12, Inc.*	36	572
John B Sanfilippo & Son, Inc.	9	569
Heska Corp.*	7	561
Ennis, Inc.	27	560
Ingles Markets, Inc. — Class A	16	554
Epizyme, Inc.*	44	552
LSC Communications, Inc.	36	545
Exactech, Inc.*	11	544
Synergy Pharmaceuticals, Inc.*,1	243	542
NeoGenomics, Inc.*	60	532
Rigel Pharmaceuticals, Inc.*	135	524
Intra-Cellular Therapies, Inc.*	36	521
Everi Holdings, Inc.*	69	520
Laureate Education, Inc. — Class A*	38	515
Rent-A-Center, Inc.[1]	46	511
LeMaitre Vascular, Inc.	16	509
Adamas Pharmaceuticals, Inc.*,1	15	508
Depomed, Inc.*	63	507
Atara Biotherapeutics, Inc.*	28	507
Audentes Therapeutics, Inc.*	16	500
Concert Pharmaceuticals, Inc.*	19	492
e.l.f. Beauty, Inc.*,1	22	491
AMAG Pharmaceuticals, Inc.*	37	490
Forrester Research, Inc.	11	486
Eagle Pharmaceuticals, Inc.*	9	481

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Team, Inc.*	32	$477
Endologix, Inc.*	89	476
Cross Country Healthcare, Inc.*	37	472
PDL BioPharma, Inc.*	171	469
Sucampo Pharmaceuticals, Inc. — Class A*	26	467
Heidrick & Struggles International, Inc.	19	466
Paratek Pharmaceuticals, Inc.*	26	465
Lexicon Pharmaceuticals, Inc.*	47	464
Resources Connection, Inc.	30	464
Collegium Pharmaceutical, Inc.*	25	461
Progenics Pharmaceuticals, Inc.*	77	458
WaVe Life Sciences Ltd.*	13	456
Iovance Biotherapeutics, Inc.*	57	456
CAI International, Inc.*	16	453
Barrett Business Services, Inc.	7	451
Chefs’ Warehouse, Inc.*	22	451
Community Health Systems, Inc.*	103	439
Keryx Biopharmaceuticals, Inc.*,1	94	437
TG Therapeutics, Inc.*	53	435
Central Garden & Pet Co.*	11	428
Abeona Therapeutics, Inc.*	27	428
BioCryst Pharmaceuticals, Inc.*	87	427
American Public Education, Inc.*,1	17	426
Hackett Group, Inc.	27	424
Amplify Snack Brands, Inc.*	35	420
Surmodics, Inc.*	15	420
Weis Markets, Inc.	10	414
Carriage Services, Inc. — Class A	16	411
Invitae Corp.*	45	409
MoneyGram International, Inc.*	31	409
CRA International, Inc.	9	405
RadNet, Inc.*	40	404
B. Riley Financial, Inc.	22	398
Achaogen, Inc.*	36	387
Accuray, Inc.*,1	88	378
Novavax, Inc.*	303	376
Stemline Therapeutics, Inc.*	24	374
National Research Corp. — Class A	10	373
Celldex Therapeutics, Inc.*	131	372
Cerus Corp.*	110	372
Vectrus, Inc.*	12	370
Madrigal Pharmaceuticals, Inc.*	4	367
Cytokinetics, Inc.*	45	367
Emerald Expositions Events, Inc.	18	366
Achillion Pharmaceuticals, Inc.*	127	366
BioScrip, Inc.*,1	125	364
Coherus Biosciences, Inc.*	41	361
Enzo Biochem, Inc.*	44	359
Karyopharm Therapeutics, Inc.*	37	355
Inovio Pharmaceuticals, Inc.*	86	355
Cara Therapeutics, Inc.*,1	29	355
Capital Senior Living Corp.*	26	351
Aduro Biotech, Inc.*	46	345
Corbus Pharmaceuticals Holdings, Inc.*,1	48	341
Tetraphase Pharmaceuticals, Inc.*	54	340
Reata Pharmaceuticals, Inc. — Class A*	12	340
Primo Water Corp.*	27	340
Oxford Immunotec Global plc*	24	335
Great Lakes Dredge & Dock Corp.*	62	335
Tejon Ranch Co.*	16	332
Utah Medical Products, Inc.	4	326
Civitas Solutions, Inc.*	19	325
Entellus Medical, Inc.*,1	13	317
Cadiz, Inc.*	22	314
Antares Pharma, Inc.*	154	306
Kura Oncology, Inc.*	20	306
ViewRay, Inc.*	33	306
BioSpecifics Technologies Corp.*	7	303
Rockwell Medical, Inc.*	52	303
Catalyst Pharmaceuticals, Inc.*	77	301
Biohaven Pharmaceutical Holding Company Ltd.*	11	297
Natera, Inc.*	33	297
Pacific Biosciences of California, Inc.*	111	293
Limoneira Co.	13	291
Medpace Holdings, Inc.*	8	290
Tactile Systems Technology, Inc.*	10	290
Farmer Brothers Co.*	9	289
Intellia Therapeutics, Inc.*	15	288
Geron Corp.*	160	288
Pieris Pharmaceuticals, Inc.*	37	279
Addus HomeCare Corp.*	8	278
CSS Industries, Inc.	10	278
Akcea Therapeutics, Inc.*	16	278
Calithera Biosciences, Inc.*	33	276
Revlon, Inc. — Class A*	12	262
Agenus, Inc.*	80	261
Neos Therapeutics, Inc.*	25	255
Surgery Partners, Inc.*	21	254
ServiceSource International, Inc.*	82	253
Care.com, Inc.*	14	253
Fate Therapeutics, Inc.*	41	251
Corium International, Inc.*	26	250
Craft Brew Alliance, Inc.*	13	250
Voyager Therapeutics, Inc.*	15	249
Kindred Biosciences, Inc.*	26	246
Idera Pharmaceuticals, Inc.*	116	245
Bellicum Pharmaceuticals, Inc.*	29	244
RTI Surgical, Inc.*	58	238
Ardelyx, Inc.*	36	238
Pulse Biosciences, Inc.*	10	236
Seres Therapeutics, Inc.*	23	233
Chimerix, Inc.*	50	231
Aratana Therapeutics, Inc.*	44	231
Collectors Universe, Inc.	8	229
MediciNova, Inc.*	35	226
GenMark Diagnostics, Inc.*	54	225
Seneca Foods Corp. — Class A*	7	215
Acacia Research Corp.*	53	215
Smart & Final Stores, Inc.*	25	214
Sientra, Inc.*	15	211

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

SEACOR Marine Holdings, Inc.*	18	$211
Protagonist Therapeutics, Inc.*	10	208
Franklin Covey Co.*	10	207
Athersys, Inc.*	110	199
Calyxt, Inc.*	9	198
Edge Therapeutics, Inc.*	21	197
Willdan Group, Inc.*	8	192
American Renal Associates Holdings, Inc.*	11	191
Jounce Therapeutics, Inc.*,1	15	191
Minerva Neurosciences, Inc.*	31	188
NewLink Genetics Corp.*	23	187
Village Super Market, Inc. — Class A	8	183
Axovant Sciences Ltd.*	34	179
BioTime, Inc.*	82	176
Strongbridge Biopharma plc*	24	174
Veracyte, Inc.*	26	170
Otonomy, Inc.*	30	167
Kala Pharmaceuticals, Inc.*	9	166
Bridgepoint Education, Inc.*,1	20	166
NanoString Technologies, Inc.*	22	164
Clearside Biomedical, Inc.*	23	161
Teligent, Inc.*	44	160
G1 Therapeutics, Inc.*	8	159
Melinta Therapeutics, Inc.*	10	158
ChemoCentryx, Inc.*	26	155
Zynerba Pharmaceuticals, Inc.*	12	150
NantKwest, Inc.*	33	148
Selecta Biosciences, Inc.*	15	147
FONAR Corp.*	6	146
Information Services Group, Inc.*	35	146
Dova Pharmaceuticals, Inc.*,1	5	144
Quotient Ltd.*	29	144
Merrimack Pharmaceuticals, Inc.	14	144
Organovo Holdings, Inc.*	107	143
Fortress Biotech, Inc.*	35	140
Recro Pharma, Inc.*	15	139
Ascent Capital Group, Inc. — Class A*	12	138
Cascadian Therapeutics, Inc.*	37	137
Durect Corp.*	148	136
Syros Pharmaceuticals, Inc.*	14	136
Miragen Therapeutics, Inc.*	13	136
Conatus Pharmaceuticals, Inc.*	28	129
Anavex Life Sciences Corp.*	40	129
Nature’s Sunshine Products, Inc.	11	127
Insys Therapeutics, Inc.*,1	13	125
Natural Health Trends Corp.[1]	8	122
AAC Holdings, Inc.*	13	117
BG Staffing, Inc.	7	112
Athenex, Inc.*	7	111
Advaxis, Inc.*	39	111
Ra Pharmaceuticals, Inc.*	13	110
ARC Document Solutions, Inc.*	43	110
Ocular Therapeutix, Inc.*	24	107
Pendrell Corp.	1	106
Turning Point Brands, Inc.	5	106
Nymox Pharmaceutical Corp.*	32	106
ConforMIS, Inc.*	43	102
VBI Vaccines, Inc.*	23	98
Trevena, Inc.*	61	98
Syndax Pharmaceuticals, Inc.*	11	96
Corvus Pharmaceuticals, Inc.*	9	93
Tocagen, Inc.*	9	92
Sienna Biopharmaceuticals, Inc.*	5	91
Natural Grocers by Vitamin Cottage, Inc.*	10	89
Alico, Inc.	3	88
Curis, Inc.*	125	88
Cambium Learning Group, Inc.*	15	85
Viveve Medical, Inc.*	16	80
Versartis, Inc.*	36	79
XBiotech, Inc.*	20	79
Liberty Tax, Inc.	7	77
Immune Design Corp.*	18	70
Asterias Biotherapeutics, Inc.*	29	65
Matinas BioPharma Holdings, Inc.*	56	65
Obalon Therapeutics, Inc.*	9	59
Novelion Therapeutics, Inc.*	16	50
Ovid therapeutics, Inc.*	5	49
vTv Therapeutics, Inc. — Class A*	8	48
Lifeway Foods, Inc.*	5	40
Genocea Biosciences, Inc.*	30	35
Mersana Therapeutics, Inc.*	2	33
Genesis Healthcare, Inc.*	40	31
Aileron Therapeutics, Inc.*	2	21
Oncocyte Corp.*	4	19
CPI Card Group, Inc.	5	17
Total Consumer, Non-cyclical		478,085

Industrial - 3.7%
Knight-Swift Transportation Holdings, Inc.	135	5,902
Curtiss-Wright Corp.	47	5,727
EMCOR Group, Inc.	64	5,232
Littelfuse, Inc.	25	4,945
Woodward, Inc.	57	4,363
SYNNEX Corp.	31	4,214
Kennametal, Inc.	87	4,212
Louisiana-Pacific Corp.*	156	4,097
Cree, Inc.*	105	3,900
KLX, Inc.*	56	3,822
John Bean Technologies Corp.	34	3,767
Tech Data Corp.*	38	3,723
Summit Materials, Inc. — Class A*	117	3,679
Dycom Industries, Inc.*	32	3,566
Belden, Inc.	46	3,550
MasTec, Inc.*	72	3,524
Trex Company, Inc.*	32	3,468
Trinseo S.A.	47	3,412
Barnes Group, Inc.	53	3,353
Generac Holdings, Inc.*	67	3,318
Rogers Corp.*	20	3,238
EnerSys	46	3,203
Golar LNG Ltd.	104	3,100
II-VI, Inc.*	66	3,099
Hillenbrand, Inc.	69	3,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

RBC Bearings, Inc.*	24	$3,034
TopBuild Corp.*	40	3,030
Vishay Intertechnology, Inc.	146	3,030
KBR, Inc.	151	2,994
Moog, Inc. — Class A*	34	2,953
Rexnord Corp.*	113	2,940
Tetra Tech, Inc.	61	2,937
Advanced Energy Industries, Inc.*	43	2,902
JELD-WEN Holding, Inc.*	71	2,795
Granite Construction, Inc.	43	2,728
Applied Industrial Technologies, Inc.	40	2,724
MSA Safety, Inc.	35	2,713
Proto Labs, Inc.*	26	2,678
Sanmina Corp.*	81	2,673
Simpson Manufacturing Company, Inc.	45	2,583
GATX Corp.	41	2,549
Itron, Inc.*	36	2,455
Masonite International Corp.*	33	2,447
Universal Forest Products, Inc.	65	2,445
Aerojet Rocketdyne Holdings, Inc.*	76	2,371
Franklin Electric Company, Inc.	50	2,295
Builders FirstSource, Inc.*	104	2,266
Watts Water Technologies, Inc. — Class A	29	2,203
Mueller Industries, Inc.	61	2,161
EnPro Industries, Inc.	23	2,151
KapStone Paper and Packaging Corp.	94	2,133
Covanta Holding Corp.	126	2,130
Plexus Corp.*	35	2,125
Worthington Industries, Inc.	48	2,115
SPX FLOW, Inc.*	44	2,092
Esterline Technologies Corp.*	28	2,092
Mueller Water Products, Inc. — Class A	166	2,080
Saia, Inc.*	28	1,981
Werner Enterprises, Inc.	51	1,971
American Woodmark Corp.*	15	1,954
Exponent, Inc.	27	1,920
Albany International Corp. — Class A	31	1,905
Forward Air Corp.	33	1,896
Brady Corp. — Class A	50	1,895
Patrick Industries, Inc.*	27	1,875
Comfort Systems USA, Inc.	40	1,746
Chicago Bridge & Iron Company N.V.	108	1,743
Kaman Corp.	29	1,706
Novanta, Inc.*	34	1,700
ESCO Technologies, Inc.	28	1,687
Hub Group, Inc. — Class A*	35	1,676
Boise Cascade Co.	42	1,676
Cubic Corp.	28	1,651
Actuant Corp. — Class A	65	1,644
Greif, Inc. — Class A	27	1,636
Harsco Corp.*	87	1,623
Sun Hydraulics Corp.	25	1,617
AAON, Inc.	44	1,615
Greenbrier Companies, Inc.[1]	30	1,599
General Cable Corp.	53	1,569
Methode Electronics, Inc.	39	1,564
TTM Technologies, Inc.*	99	1,551
Chart Industries, Inc.*	33	1,546
Benchmark Electronics, Inc.*	53	1,542
Altra Industrial Motion Corp.	30	1,512
Axon Enterprise, Inc.*	57	1,510
AZZ, Inc.	29	1,482
Air Transport Services Group, Inc.*	64	1,481
Atlas Air Worldwide Holdings, Inc.*	25	1,466
SPX Corp.*	46	1,444
Triumph Group, Inc.	53	1,442
Badger Meter, Inc.	30	1,434
Apogee Enterprises, Inc.	31	1,418
Knowles Corp.*	95	1,393
Tennant Co.	19	1,380
AAR Corp.	35	1,375
Matson, Inc.	46	1,373
Astec Industries, Inc.	23	1,346
Raven Industries, Inc.	39	1,340
US Concrete, Inc.*	16	1,338
Manitowoc Company, Inc.*	34	1,338
Standex International Corp.	13	1,324
TriMas Corp.*	49	1,311
OSI Systems, Inc.*	20	1,288
Federal Signal Corp.	64	1,286
Alamo Group, Inc.	11	1,242
Aerovironment, Inc.*	22	1,235
Kadant, Inc.	12	1,205
Continental Building Products, Inc.*	42	1,182
US Ecology, Inc.	23	1,173
Briggs & Stratton Corp.	46	1,167
Heartland Express, Inc.	50	1,167
Primoris Services Corp.	42	1,142
Milacron Holdings Corp.*	59	1,129
Advanced Disposal Services, Inc.*	47	1,125
Multi-Color Corp.	15	1,123
Gibraltar Industries, Inc.*	34	1,122
Fabrinet*	38	1,091
Fitbit, Inc. — Class A*	189	1,079
Encore Wire Corp.	22	1,070
Sturm Ruger & Company, Inc.	19	1,061
Tutor Perini Corp.*	40	1,014
Ship Finance International Ltd.	65	1,007
ArcBest Corp.	28	1,001
Schneider National, Inc. — Class B	35	1,000
Lindsay Corp.	11	970
Casella Waste Systems, Inc. — Class A*	42	967
Chase Corp.	8	964
GasLog Ltd.	43	957
Astronics Corp.*	23	954
Hyster-Yale Materials Handling, Inc.	11	937
Advanced Drainage Systems, Inc.	39	930
Columbus McKinnon Corp.	23	920
Lydall, Inc.*	18	913
CTS Corp.	35	901
Aegion Corp. — Class A*	35	890
GoPro, Inc. — Class A*,1	116	878

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

CIRCOR International, Inc.	18	$876
Quanex Building Products Corp.	37	866
AVX Corp.	50	865
PGT Innovations, Inc.*	51	859
Marten Transport Ltd.	42	853
NCI Building Systems, Inc.*	43	830
Evoqua Water Technologies Corp.*	34	806
Kratos Defense & Security Solutions, Inc.*	76	805
NN, Inc.	29	800
FARO Technologies, Inc.*	17	799
Echo Global Logistics, Inc.*	28	784
Control4 Corp.*	26	774
Atkore International Group, Inc.*	36	772
Global Brass & Copper Holdings, Inc.	23	761
American Outdoor Brands Corp.*	59	758
Applied Optoelectronics, Inc.*,1	20	756
KEMET Corp.*	49	738
Electro Scientific Industries, Inc.*	34	729
Scorpio Tankers, Inc.	229	698
Stoneridge, Inc.*	30	686
Argan, Inc.	15	675
Keane Group, Inc.*,1	35	665
TimkenSteel Corp.*	43	653
Griffon Corp.	31	631
MYR Group, Inc.*	17	607
Gorman-Rupp Co.	19	593
International Seaways, Inc.*	31	572
Insteel Industries, Inc.	20	566
Caesarstone Ltd.*	25	550
SunPower Corp. — Class A*,1	65	548
Kimball Electronics, Inc.*	30	547
Teekay Corp.	58	541
Tredegar Corp.	28	538
ZAGG, Inc.*	29	535
YRC Worldwide, Inc.*	35	503
DXP Enterprises, Inc.*	17	503
National Presto Industries, Inc.	5	497
Greif, Inc. — Class B	7	485
Scorpio Bulkers, Inc.	65	481
Myers Industries, Inc.	24	468
Ichor Holdings Ltd.*	19	467
Haynes International, Inc.	14	449
Ply Gem Holdings, Inc.*	24	444
Sterling Construction Company, Inc.*	27	440
VSE Corp.	9	436
NV5 Global, Inc.*	8	433
NVE Corp.	5	430
Armstrong Flooring, Inc.*	25	423
Mistras Group, Inc.*	18	422
Park-Ohio Holdings Corp.	9	414
Covenant Transportation Group, Inc. — Class A*,1	14	402
Park Electrochemical Corp.	20	393
Energous Corp.*	20	389
Frontline Ltd.	84	386
Vicor Corp.*	18	376
DMC Global, Inc.	15	376
Mesa Laboratories, Inc.	3	373
Energy Recovery, Inc.*	39	341
American Railcar Industries, Inc.	8	333
Gener8 Maritime, Inc.*	50	331
Heritage-Crystal Clean, Inc.*	15	326
GP Strategies Corp.*	14	325
DHT Holdings, Inc.	90	323
Daseke, Inc.*	22	314
Ducommun, Inc.*	11	313
Costamare, Inc.	53	306
Babcock & Wilcox Enterprises, Inc.*	52	295
Vishay Precision Group, Inc.*	11	277
Nordic American Tankers Ltd.	108	266
Teekay Tankers Ltd. — Class A	188	263
Powell Industries, Inc.	9	258
Roadrunner Transportation Systems, Inc.*	33	254
Sparton Corp.*	11	254
Hurco Companies, Inc.	6	253
Bel Fuse, Inc. — Class B	10	252
Layne Christensen Co.*	20	251
LB Foster Co. — Class A*	9	244
Ardmore Shipping Corp.*	30	240
Twin Disc, Inc.*	9	239
Hudson Technologies, Inc.*	39	237
Allied Motion Technologies, Inc.	7	232
Dorian LPG Ltd.*	28	230
Orion Group Holdings, Inc.*	29	227
Hardinge, Inc.	13	226
Advanced Emissions Solutions, Inc.	23	222
FreightCar America, Inc.	13	222
Forterra, Inc.*	20	222
Olympic Steel, Inc.	10	215
Omega Flex, Inc.	3	214
Universal Logistics Holdings, Inc.	9	214
Graham Corp.	10	209
AquaVenture Holdings Ltd.*	13	202
Hill International, Inc.*	37	202
LSB Industries, Inc.*	23	201
UFP Technologies, Inc.*	7	194
Northwest Pipe Co.*	10	192
Fluidigm Corp.*	32	188
Eagle Bulk Shipping, Inc.*	42	188
Iteris, Inc.*	26	181
Radiant Logistics, Inc.*	39	179
LSI Industries, Inc.	26	179
Core Molding Technologies, Inc.	8	174
Lawson Products, Inc.*	7	173
CECO Environmental Corp.	33	169
Safe Bulkers, Inc.*	52	168
Eastern Co.	6	157
IES Holdings, Inc.*	9	155
Pure Cycle Corp.*	18	150
Gencor Industries, Inc.*	9	149
Intevac, Inc.*	21	144
MicroVision, Inc.*	81	132

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Overseas Shipholding Group, Inc. — Class A*	48	$132
NL Industries, Inc.*	9	128
Navios Maritime Holdings, Inc.*	96	115
Napco Security Technologies, Inc.*	13	114
Ampco-Pittsburgh Corp.	9	112
Genco Shipping & Trading Ltd.*	8	107
CyberOptics Corp.*	7	105
Willis Lease Finance Corp.*	4	100
Navios Maritime Acquisition Corp.	88	98
Willbros Group, Inc.*	47	67
Akoustis Technologies, Inc.*	10	62
Revolution Lighting Technologies, Inc.*	13	43
Aqua Metals, Inc.*	18	39
Total Industrial		335,260

Consumer, Cyclical - 3.0%
Dana, Inc.	156	4,994
Beacon Roofing Supply, Inc.*	71	4,527
Five Below, Inc.*	59	3,913
Texas Roadhouse, Inc. — Class A	72	3,793
Churchill Downs, Inc.	15	3,490
FirstCash, Inc.	51	3,440
Tenneco, Inc.	58	3,395
LCI Industries	26	3,380
Cracker Barrel Old Country Store, Inc.[1]	21	3,337
ILG, Inc.	115	3,275
American Eagle Outfitters, Inc.	174	3,271
Wolverine World Wide, Inc.	102	3,252
Planet Fitness, Inc. — Class A*	92	3,186
Boyd Gaming Corp.	90	3,155
Marriott Vacations Worldwide Corp.	23	3,110
Jack in the Box, Inc.	31	3,041
Steven Madden Ltd.*	64	2,989
Scientific Games Corp. — Class A*	58	2,975
TRI Pointe Group, Inc.*	162	2,903
KB Home	90	2,876
Penn National Gaming, Inc.*	91	2,851
Lithia Motors, Inc. — Class A	25	2,840
SkyWest, Inc.	53	2,814
SiteOne Landscape Supply, Inc.*	36	2,761
Deckers Outdoor Corp.*	34	2,729
Ollie’s Bargain Outlet Holdings, Inc.*	51	2,716
Big Lots, Inc.	48	2,695
Buffalo Wild Wings, Inc.*	17	2,658
UniFirst Corp.	16	2,638
Children’s Place, Inc.	18	2,616
Herman Miller, Inc.	65	2,603
Dave & Buster’s Entertainment, Inc.*	45	2,483
Red Rock Resorts, Inc. — Class A	73	2,463
Cooper-Standard Holdings, Inc.*	20	2,450
Cheesecake Factory, Inc.[1]	49	2,361
Anixter International, Inc.*	31	2,356
Navistar International Corp.*	54	2,315
Hawaiian Holdings, Inc.	57	2,271
Columbia Sportswear Co.	31	2,228
Bloomin’ Brands, Inc.	102	2,177
Meritage Homes Corp.*	42	2,150
iRobot Corp.*,1	28	2,148
Meritor, Inc.*	90	2,111
PriceSmart, Inc.	24	2,066
Brinker International, Inc.	52	2,020
Cooper Tire & Rubber Co.	57	2,015
Allegiant Travel Co. — Class A	13	2,012
Office Depot, Inc.	551	1,951
Winnebago Industries, Inc.	34	1,890
Taylor Morrison Home Corp. — Class A*	77	1,884
Caesars Entertainment Corp.*	147	1,860
Dorman Products, Inc.*	30	1,834
Pinnacle Entertainment, Inc.*	56	1,833
Installed Building Products, Inc.*	24	1,823
HNI Corp.	47	1,813
RH*	21	1,810
BMC Stock Holdings, Inc.*	71	1,796
American Axle & Manufacturing Holdings, Inc.*	105	1,788
Triton International Ltd.*	47	1,760
G-III Apparel Group Ltd.*	46	1,697
Interface, Inc. — Class A	67	1,685
Papa John’s International, Inc.	30	1,683
Sleep Number Corp.*	44	1,654
La Quinta Holdings, Inc.*	89	1,643
Rush Enterprises, Inc. — Class A*	32	1,626
Eldorado Resorts, Inc.*	49	1,624
La-Z-Boy, Inc.	52	1,622
Mobile Mini, Inc.	47	1,621
Core-Mark Holding Company, Inc.	49	1,547
Caleres, Inc.	46	1,540
MDC Holdings, Inc.	48	1,530
Camping World Holdings, Inc. — Class A	34	1,521
DSW, Inc. — Class A	71	1,520
Group 1 Automotive, Inc.	21	1,490
Fox Factory Holding Corp.*	37	1,437
Steelcase, Inc. — Class A	93	1,414
IMAX Corp.*	61	1,412
Callaway Golf Co.	101	1,407
H&E Equipment Services, Inc.	34	1,382
Cavco Industries, Inc.*	9	1,373
HSN, Inc.	34	1,372
Wabash National Corp.	63	1,367
LGI Homes, Inc.*	18	1,351
Abercrombie & Fitch Co. — Class A	74	1,290
Asbury Automotive Group, Inc.*	20	1,280
Oxford Industries, Inc.	17	1,278
Gentherm, Inc.*	39	1,238
Chico’s FAS, Inc.	138	1,217
Wingstop, Inc.	31	1,208
Knoll, Inc.	52	1,198
Belmond Ltd. — Class A*	97	1,188
Sonic Corp.[1]	43	1,182
Tailored Brands, Inc.	53	1,157
Guess?, Inc.[1]	65	1,097
GMS, Inc.*	29	1,092

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

International Speedway Corp. — Class A	27	$1,076
J.C. Penney Company, Inc.*	334	1,055
Modine Manufacturing Co.*	52	1,050
Shake Shack, Inc. — Class A*	24	1,037
Standard Motor Products, Inc.	23	1,033
Crocs, Inc.*	80	1,011
SeaWorld Entertainment, Inc.*,1	73	991
DineEquity, Inc.	19	964
PetMed Express, Inc.	21	955
Denny’s Corp.*	72	953
Douglas Dynamics, Inc.	25	945
Lumber Liquidators Holdings, Inc.*	30	942
ScanSource, Inc.*	26	931
Dillard’s, Inc. — Class A1	15	901
M/I Homes, Inc.*	26	894
AMC Entertainment Holdings, Inc. — Class A1	59	891
Vista Outdoor, Inc.*	61	889
Express, Inc.*	83	842
BJ’s Restaurants, Inc.	22	801
Red Robin Gourmet Burgers, Inc.*	14	790
REV Group, Inc.	24	781
Ethan Allen Interiors, Inc.	27	772
National Vision Holdings, Inc.*	19	772
Kimball International, Inc. — Class B	40	747
Liberty TripAdvisor Holdings, Inc. — Class A*	79	744
Buckle, Inc.[1]	31	736
William Lyon Homes — Class A*	25	727
Conn’s, Inc.*	20	711
Universal Electronics, Inc.*	15	709
Titan International, Inc.	54	695
Tower International, Inc.	22	672
Ruth’s Hospitality Group, Inc.	31	671
Beazer Homes USA, Inc.*	34	653
Genesco, Inc.*	20	650
EZCORP, Inc. — Class A*	53	647
Finish Line, Inc. — Class A	43	625
Malibu Boats, Inc. — Class A*	21	624
Century Communities, Inc.*	20	622
Unifi, Inc.*	17	610
Spartan Motors, Inc.	37	583
Regis Corp.*	37	568
Marcus Corp.	20	547
Monarch Casino & Resort, Inc.*	12	538
Fiesta Restaurant Group, Inc.*	28	532
Motorcar Parts of America, Inc.*	21	525
Sonic Automotive, Inc. — Class A	28	517
Movado Group, Inc.	16	515
MarineMax, Inc.*	27	510
Hooker Furniture Corp.	12	509
Acushnet Holdings Corp.	24	506
Chuy’s Holdings, Inc.*	18	505
Freshpet, Inc.*	26	493
Hibbett Sports, Inc.*	23	469
Carrols Restaurant Group, Inc.*	38	462
National CineMedia, Inc.	67	460
Haverty Furniture Companies, Inc.	20	453
Hovnanian Enterprises, Inc. — Class A*	134	449
Wesco Aircraft Holdings, Inc.*	60	444
Ascena Retail Group, Inc.*	186	437
Barnes & Noble, Inc.	65	435
Systemax, Inc.	13	433
Nautilus, Inc.*	32	427
Del Taco Restaurants, Inc.*	35	424
Titan Machinery, Inc.*	20	423
MCBC Holdings, Inc.*	19	422
Flexsteel Industries, Inc.	9	421
Zumiez, Inc.*,1	20	417
Biglari Holdings, Inc.*	1	414
Cato Corp. — Class A	26	414
Bassett Furniture Industries, Inc.	11	414
Party City Holdco, Inc.*	29	405
Tile Shop Holdings, Inc.	42	403
America’s Car-Mart, Inc.*	9	402
Citi Trends, Inc.	15	397
Winmark Corp.	3	388
Superior Industries International, Inc.	26	386
Horizon Global Corp.*	27	379
Veritiv Corp.*	13	376
Essendant, Inc.	40	371
Drive Shack, Inc.*	67	370
Culp, Inc.	11	369
Fossil Group, Inc.*,1	47	365
Pier 1 Imports, Inc.	88	364
Golden Entertainment, Inc.*	11	359
Daktronics, Inc.	39	356
Del Frisco’s Restaurant Group, Inc.*	23	351
Shoe Carnival, Inc.	13	348
Zoe’s Kitchen, Inc.*	20	334
Barnes & Noble Education, Inc.*	40	330
Perry Ellis International, Inc.*	13	326
PC Connection, Inc.	12	315
Johnson Outdoors, Inc. — Class A	5	310
Miller Industries, Inc.	12	310
Reading International, Inc. — Class A*	18	301
Potbelly Corp.*	24	295
PICO Holdings, Inc.*	23	294
Francesca’s Holdings Corp.*	40	292
Rush Enterprises, Inc. — Class B*	6	289
Commercial Vehicle Group, Inc.*	27	289
Green Brick Partners, Inc.*	25	283
RCI Hospitality Holdings, Inc.	10	280
GNC Holdings, Inc. — Class A*,1	73	269
Vera Bradley, Inc.*	22	268
Eros International plc*	27	261
Sportsman’s Warehouse Holdings, Inc.*,1	39	258
Nexeo Solutions, Inc.*	28	255
Speedway Motorsports, Inc.	13	245
Superior Uniform Group, Inc.	9	240
Foundation Building Materials, Inc.*	16	237
Bojangles’, Inc.*	20	236

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Nathan’s Famous, Inc.	3	$226
Tilly’s, Inc. — Class A	15	221
El Pollo Loco Holdings, Inc.*	22	218
AV Homes, Inc.*	13	217
Boot Barn Holdings, Inc.*	13	216
Century Casinos, Inc.*	23	210
Weyco Group, Inc.	7	208
Lindblad Expeditions Holdings, Inc.*	21	206
Habit Restaurants, Inc. — Class A*	21	201
PetIQ, Inc.*	9	197
Kirkland’s, Inc.*	16	191
Blue Bird Corp.*	9	179
Duluth Holdings, Inc. — Class B*	10	178
Libbey, Inc.	23	173
Clarus Corp.*	22	173
Red Lion Hotels Corp.*	17	167
Big 5 Sporting Goods Corp.	22	167
Huttig Building Products, Inc.*	25	166
Lifetime Brands, Inc.	10	165
New Home Company, Inc.*	13	163
EnviroStar, Inc.[1]	4	160
Fred’s, Inc. — Class A	39	158
At Home Group, Inc.*	5	152
Escalade, Inc.	12	148
Delta Apparel, Inc.*	7	141
J Alexander’s Holdings, Inc.*	14	136
Build-A-Bear Workshop, Inc. — Class A*	14	129
Hamilton Beach Brands Holding Co. — Class A	5	128
VOXX International Corp. — Class A*	21	118
Fogo De Chao, Inc.*	10	116
Castle Brands, Inc.*	95	116
Marine Products Corp.	9	115
Gaia, Inc.*	9	112
PCM, Inc.*	11	109
Empire Resorts, Inc.*	4	108
Vitamin Shoppe, Inc.*	24	106
J. Jill, Inc.*	13	101
Container Store Group, Inc.*	17	81
Sequential Brands Group, Inc.*	43	77
Iconix Brand Group, Inc.*	53	68
Noodles & Co.*	13	68
Sears Holdings Corp.*	14	50
Inspired Entertainment, Inc.*	5	49
CompX International, Inc.	2	27
Total Consumer, Cyclical		272,940

Technology - 2.5%
EPAM Systems, Inc.*	54	5,801
MKS Instruments, Inc.	58	5,481
Aspen Technology, Inc.*	81	5,362
Fair Isaac Corp.	33	5,056
MAXIMUS, Inc.	70	5,011
Blackbaud, Inc.	51	4,819
Monolithic Power Systems, Inc.	42	4,719
Entegris, Inc.	153	4,659
Integrated Device Technology, Inc.*	145	4,311
Paycom Software, Inc.*	52	4,177
Nutanix, Inc. — Class A*	114	4,022
Medidata Solutions, Inc.*	62	3,929
Silicon Laboratories, Inc.*	44	3,885
j2 Global, Inc.	50	3,751
Science Applications International Corp.	47	3,599
Cirrus Logic, Inc.*	69	3,578
CACI International, Inc. — Class A*	26	3,441
Lumentum Holdings, Inc.*	66	3,227
HubSpot, Inc.*	36	3,182
2U, Inc.*	47	3,032
ACI Worldwide, Inc.*	126	2,856
Allscripts Healthcare Solutions, Inc.*	196	2,852
Verint Systems, Inc.*	68	2,846
RealPage, Inc.*	64	2,835
NetScout Systems, Inc.*	93	2,832
Mercury Systems, Inc.*	51	2,619
Cabot Microelectronics Corp.	27	2,540
Semtech Corp.*	71	2,428
Convergys Corp.	100	2,350
Envestnet, Inc.*	47	2,343
Acxiom Corp.*	85	2,343
Power Integrations, Inc.[1]	31	2,280
Progress Software Corp.	52	2,214
CommVault Systems, Inc.*	42	2,205
VeriFone Systems, Inc.*	120	2,125
ExlService Holdings, Inc.*	35	2,112
Ebix, Inc.	26	2,060
Ambarella, Inc.*	35	2,056
Callidus Software, Inc.*	70	2,005
Cornerstone OnDemand, Inc.*	56	1,978
Qualys, Inc.*	33	1,958
Omnicell, Inc.*	39	1,892
Pegasystems, Inc.	40	1,886
New Relic, Inc.*	32	1,849
Box, Inc. — Class A*	87	1,837
BroadSoft, Inc.*	33	1,812
Brooks Automation, Inc.	74	1,765
Cloudera, Inc.*	104	1,718
MaxLinear, Inc. — Class A*	65	1,717
Rambus, Inc.*	117	1,664
Inphi Corp.*	45	1,647
Twilio, Inc. — Class A*,1	68	1,605
Pure Storage, Inc. — Class A*	101	1,602
CSG Systems International, Inc.	35	1,534
Synaptics, Inc.*	38	1,518
Electronics for Imaging, Inc.*	51	1,506
Bottomline Technologies de, Inc.*	42	1,457
Insight Enterprises, Inc.*	38	1,455
MicroStrategy, Inc. — Class A*	11	1,444
MACOM Technology Solutions Holdings, Inc.*,1	44	1,432
ManTech International Corp. — Class A	28	1,405
Five9, Inc.*	56	1,393
MINDBODY, Inc. — Class A*	45	1,370
Diebold Nixdorf, Inc.	82	1,341

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sykes Enterprises, Inc.*	42	$1,321
Virtusa Corp.*	29	1,278
Xperi Corp.	52	1,269
Cotiviti Holdings, Inc.*	39	1,256
FormFactor, Inc.*	77	1,205
Diodes, Inc.*	40	1,147
Amkor Technology, Inc.*	109	1,096
Hortonworks, Inc.*	54	1,086
Stratasys Ltd.*,1	54	1,078
CEVA, Inc.*	23	1,061
Monotype Imaging Holdings, Inc.	44	1,060
Inovalon Holdings, Inc. — Class A*	69	1,035
Coupa Software, Inc.*	33	1,030
3D Systems Corp.*,1	118	1,019
Cray, Inc.*	42	1,016
Varonis Systems, Inc.*	20	971
MTS Systems Corp.	18	967
Axcelis Technologies, Inc.*	33	947
Vocera Communications, Inc.*	30	907
Super Micro Computer, Inc.*	42	879
SPS Commerce, Inc.*	18	875
Ultra Clean Holdings, Inc.*	36	831
Syntel, Inc.*	36	828
Rudolph Technologies, Inc.*	34	813
Quality Systems, Inc.*	58	788
Instructure, Inc.*	23	761
Veeco Instruments, Inc.*	51	757
Lattice Semiconductor Corp.*	131	757
PROS Holdings, Inc.*	28	741
Barracuda Networks, Inc.*	26	715
Silver Spring Networks, Inc.*	44	714
Evolent Health, Inc. — Class A*,1	58	713
Donnelley Financial Solutions, Inc.*	35	682
LivePerson, Inc.*	59	679
Carbonite, Inc.*	27	678
Nanometrics, Inc.*	26	648
IXYS Corp.*	27	647
CommerceHub, Inc.*	31	638
Cohu, Inc.	29	637
Alteryx, Inc. — Class A*	25	632
Photronics, Inc.*	72	614
MuleSoft, Inc. — Class A*	26	605
TeleTech Holdings, Inc.	15	604
Blackline, Inc.*	18	590
Workiva, Inc.*	27	578
Engility Holdings, Inc.*	20	567
Everbridge, Inc.*	19	565
Xcerra Corp.*	57	558
Apptio, Inc. — Class A*	23	541
Actua Corp.*	33	515
Benefitfocus, Inc.*,1	18	486
Bazaarvoice, Inc.*	89	485
InnerWorkings, Inc.*	48	481
USA Technologies, Inc.*	49	478
PDF Solutions, Inc.*	30	471
QAD, Inc. — Class A	12	466
Unisys Corp.*	54	440
Impinj, Inc.*,1	19	428
Glu Mobile, Inc.*	112	408
Presidio, Inc.*	21	403
Synchronoss Technologies, Inc.*	45	402
Ribbon Communications, Inc.*	51	394
Model N, Inc.*	25	394
Appfolio, Inc. — Class A*	9	373
Digimarc Corp.*	10	361
Computer Programs & Systems, Inc.	12	361
American Software, Inc. — Class A	30	349
AXT, Inc.*	40	348
CommerceHub, Inc.*	15	330
Alpha & Omega Semiconductor Ltd.*	20	327
pdvWireless, Inc.*	10	321
KeyW Holding Corp.*,1	52	305
Mitek Systems, Inc.*	33	295
DSP Group, Inc.*	23	288
Sigma Designs, Inc.*	41	285
Tabula Rasa HealthCare, Inc.*	10	281
Digi International, Inc.*	28	267
Brightcove, Inc.*	37	263
Castlight Health, Inc. — Class B*	69	259
Rosetta Stone, Inc.*	19	237
SMART Global Holdings, Inc.*	7	236
MobileIron, Inc.*	60	234
Maxwell Technologies, Inc.*	38	219
Immersion Corp.*,1	31	219
Pixelworks, Inc.*	34	215
Kopin Corp.*	66	211
Agilysys, Inc.*	16	196
Upland Software, Inc.*	9	195
Simulations Plus, Inc.	12	193
Avid Technology, Inc.*	35	189
EMCORE Corp.*	29	187
Quantum Corp.*	30	169
Amber Road, Inc.*	21	154
Park City Group, Inc.*	14	134
GSI Technology, Inc.*	15	119
StarTek, Inc.*	11	110
ExOne Co.*	12	101
Cogint, Inc.*	22	97
SecureWorks Corp. — Class A*,1	9	80
Veritone, Inc.*	3	70
NantHealth, Inc.*	19	58
Eastman Kodak Co.*	18	56
Radisys Corp.*	39	39
Majesco*	6	32
Tintri, Inc.*	4	20
Total Technology		228,146

Communications - 1.5%
GrubHub, Inc.*	92	6,606
ViaSat, Inc.*,1	57	4,266
Proofpoint, Inc.*	46	4,085
Nexstar Media Group, Inc. — Class A	48	3,754
Zendesk, Inc.*	105	3,553

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Yelp, Inc. — Class A*	84	$3,525
RingCentral, Inc. — Class A*	67	3,243
Stamps.com, Inc.*	17	3,196
Ciena Corp.*	152	3,181
Sinclair Broadcast Group, Inc. — Class A	77	2,914
InterDigital, Inc.	38	2,894
Meredith Corp.	42	2,774
Etsy, Inc.*	125	2,556
New York Times Co. — Class A	136	2,516
Finisar Corp.*	122	2,483
Cars.com, Inc.*,1	77	2,221
Vonage Holdings Corp.*	215	2,187
Viavi Solutions, Inc.*	245	2,141
NETGEAR, Inc.*	34	1,998
Cogent Communications Holdings, Inc.	44	1,993
Time, Inc.	108	1,993
TiVo Corp.	126	1,966
Groupon, Inc. — Class A*	366	1,867
Straight Path Communications, Inc. — Class B*	10	1,818
Shutterfly, Inc.*	36	1,791
Plantronics, Inc.	35	1,763
Shenandoah Telecommunications Co.	51	1,724
Ubiquiti Networks, Inc.*,1	24	1,705
Chegg, Inc.*	102	1,665
GTT Communications, Inc.*	33	1,549
Extreme Networks, Inc.*	118	1,477
Entercom Communications Corp. — Class A	135	1,458
Gannett Company, Inc.	124	1,437
Imperva, Inc.*	36	1,429
8x8, Inc.*	95	1,339
MSG Networks, Inc. — Class A*	65	1,316
World Wrestling Entertainment, Inc. — Class A	41	1,254
Q2 Holdings, Inc.*	33	1,216
Overstock.com, Inc.*	19	1,214
Oclaro, Inc.*	179	1,206
Scholastic Corp.	30	1,203
Trade Desk, Inc. — Class A*,1	26	1,189
Gray Television, Inc.*	70	1,172
NIC, Inc.	70	1,162
General Communication, Inc. — Class A*	28	1,093
Iridium Communications, Inc.*	91	1,074
ePlus, Inc.*	14	1,053
Houghton Mifflin Harcourt Co.*	112	1,042
Blucora, Inc.*	46	1,017
ADTRAN, Inc.	51	987
Infinera Corp.*	155	981
EW Scripps Co. — Class A*	62	969
Cincinnati Bell, Inc.*	45	938
Quotient Technology, Inc.*	78	916
Web.com Group, Inc.*	42	916
New Media Investment Group, Inc.	54	906
Boingo Wireless, Inc.*	39	877
Consolidated Communications Holdings, Inc.	71	866
Shutterstock, Inc.*	20	861
Liberty Media Corporation-Liberty Braves — Class C*	37	822
TrueCar, Inc.*	73	818
CalAmp Corp.*	37	793
ORBCOMM, Inc.*	73	743
Tucows, Inc. — Class A*	10	700
Gogo, Inc.*,1	62	699
Acacia Communications, Inc.*,1	19	688
Perficient, Inc.*	36	686
ATN International, Inc.	12	663
Globalstar, Inc.*	497	651
HealthStream, Inc.*	28	648
Loral Space & Communications, Inc.*	14	617
MDC Partners, Inc. — Class A*	61	595
Frontier Communications Corp.	86	581
Comtech Telecommunications Corp.	24	531
Endurance International Group Holdings, Inc.*	63	529
Entravision Communications Corp. — Class A	72	515
XO Group, Inc.*	26	480
VASCO Data Security International, Inc.*	32	445
Central European Media Enterprises Ltd. — Class A*	89	414
Rapid7, Inc.*	22	410
A10 Networks, Inc.*	53	409
Windstream Holdings, Inc.	205	379
tronc, Inc.*	21	369
Harmonic, Inc.*	86	361
Okta, Inc.*	14	359
Limelight Networks, Inc.*	81	357
Internap Corp.*	21	330
Spok Holdings, Inc.	21	329
QuinStreet, Inc.*	39	327
TechTarget, Inc.*	22	306
1-800-Flowers.com, Inc. — Class A*	28	300
Carvana Co.*	15	287
Calix, Inc.*	47	280
Lands’ End, Inc.*	14	274
Quantenna Communications, Inc.*	22	268
HC2 Holdings, Inc.*	45	268
ChannelAdvisor Corp.*	28	252
Zix Corp.*	57	250
WideOpenWest, Inc.*	22	233
Daily Journal Corp.*	1	230
Ooma, Inc.*	19	227
NeoPhotonics Corp.*	34	224
Liberty Media Corporation-Liberty Braves — Class A*	10	220
Hawaiian Telcom Holdco, Inc.*	7	216
Preformed Line Products Co.	3	213
IDT Corp. — Class B*	20	212
RigNet, Inc.*	14	209

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Reis, Inc.	10	$206
Meet Group, Inc.*	73	206
Saga Communications, Inc. — Class A	5	202
VirnetX Holding Corp.*	54	200
Aerohive Networks, Inc.*	34	198
Hemisphere Media Group, Inc.*	17	196
Telenav, Inc.*	33	182
KVH Industries, Inc.*	17	176
Clear Channel Outdoor Holdings, Inc. — Class A	38	175
Yext, Inc.*	14	168
Clearfield, Inc.*	13	159
Liquidity Services, Inc.*	28	136
Intelsat S.A.*	39	132
FTD Companies, Inc.*	18	129
Global Eagle Entertainment, Inc.*	54	124
Leaf Group Ltd.*	12	119
Corindus Vascular Robotics, Inc.*	107	108
DHI Group, Inc.*	53	101
RealNetworks, Inc.*	27	92
Rubicon Project, Inc.*	47	88
Townsquare Media, Inc. — Class A*	10	77
Beasley Broadcast Group, Inc. — Class A	5	67
Salem Media Group, Inc. — Class A	13	59
Ominto, Inc.*,1	15	51
Maxar Technologies Ltd.	1	26
Value Line, Inc.	1	19
Total Communications		136,608

Energy - 0.9%
PDC Energy, Inc.*	71	3,660
Matador Resources Co.*	96	2,988
Delek US Holdings, Inc.	84	2,935
Ensco plc — Class A	459	2,713
Peabody Energy Corp.*	67	2,638
Callon Petroleum Co.*	217	2,637
Arch Coal, Inc. — Class A	24	2,236
SemGroup Corp. — Class A	72	2,174
SRC Energy, Inc.*	250	2,132
Oasis Petroleum, Inc.*	252	2,119
McDermott International, Inc.*	305	2,007
Rowan Companies plc — Class A*	126	1,973
Ultra Petroleum Corp.*	211	1,912
Dril-Quip, Inc.*	40	1,908
Carrizo Oil & Gas, Inc.*	83	1,766
C&J Energy Services, Inc.*	50	1,674
MRC Global, Inc.*	96	1,624
Pattern Energy Group, Inc.[1]	75	1,612
Superior Energy Services, Inc.*	164	1,579
Oil States International, Inc.*	54	1,528
Diamond Offshore Drilling, Inc.*,1	70	1,301
NOW, Inc.*	115	1,268
ProPetro Holding Corp.*	61	1,230
Unit Corp.*	55	1,210
Noble Corporation plc*	263	1,189
Forum Energy Technologies, Inc.*	75	1,166
Helix Energy Solutions Group, Inc.*	152	1,146
Exterran Corp.*	34	1,069
Halcon Resources Corp.*	139	1,052
Jagged Peak Energy, Inc.*	62	978
WildHorse Resource Development Corp.*,1	52	957
Denbury Resources, Inc.*	428	946
California Resources Corp.*	46	894
Warrior Met Coal, Inc.	35	880
SunCoke Energy, Inc.*	70	839
SEACOR Holdings, Inc.*	18	832
Thermon Group Holdings, Inc.*	34	805
Archrock, Inc.	76	798
Newpark Resources, Inc.*	91	783
SandRidge Energy, Inc.*	37	780
Ring Energy, Inc.*	53	737
Resolute Energy Corp.*,1	23	724
Green Plains, Inc.	42	708
Stone Energy Corp.*	21	675
Par Pacific Holdings, Inc.*	35	675
CVR Energy, Inc.	17	633
Bonanza Creek Energy, Inc.*	22	607
Tellurian, Inc.*	61	594
Penn Virginia Corp.*	15	587
TerraForm Power, Inc. — Class A	48	574
Plug Power, Inc.*	240	566
Sunrun, Inc.*	91	537
TETRA Technologies, Inc.*	124	530
Select Energy Services, Inc. — Class A*	28	511
Matrix Service Co.*	28	498
REX American Resources Corp.*	6	497
Renewable Energy Group, Inc.*	41	484
Bristow Group, Inc.	35	471
Basic Energy Services, Inc.*	20	469
Bill Barrett Corp.*	82	421
Sanchez Energy Corp.*	76	404
Abraxas Petroleum Corp.*	163	401
FutureFuel Corp.	27	381
Panhandle Oil and Gas, Inc. — Class A	18	370
Natural Gas Services Group, Inc.*	14	367
Cloud Peak Energy, Inc.*	80	356
Frank’s International N.V.	53	352
W&T Offshore, Inc.*	101	334
Trecora Resources*	22	297
Clean Energy Fuels Corp.*	146	296
Flotek Industries, Inc.*	59	275
Pioneer Energy Services Corp.*	83	253
CARBO Ceramics, Inc.*,1	24	244
Lilis Energy, Inc.*	47	240
SilverBow Resources, Inc.*	8	238
Solaris Oilfield Infrastructure, Inc. — Class A*	11	236
Era Group, Inc.*	21	226
Nabors Industries Ltd.	33	225
TPI Composites, Inc.*	11	225
Eclipse Resources Corp.*	93	223
Earthstone Energy, Inc. — Class A*	20	213
Pacific Ethanol, Inc.*	46	209

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Midstates Petroleum Company, Inc.*	12	$199
Gastar Exploration, Inc.*	188	197
Gulf Island Fabrication, Inc.	14	188
Evolution Petroleum Corp.	27	185
Energy XXI Gulf Coast, Inc.*	32	184
Geospace Technologies Corp.*	14	182
Mammoth Energy Services, Inc.*	9	177
NCS Multistage Holdings, Inc.*	11	162
NACCO Industries, Inc. — Class A	4	151
PHI, Inc.*	13	150
Parker Drilling Co.*	144	144
Independence Contract Drilling, Inc.*	36	143
Approach Resources, Inc.*,1	46	136
Key Energy Services, Inc.*	11	130
Contango Oil & Gas Co.*	26	122
Vivint Solar, Inc.*	28	113
Hallador Energy Co.	18	110
EP Energy Corp. — Class A*	41	97
Adams Resources & Energy, Inc.	2	87
Jones Energy, Inc. — Class A*	53	58
Ramaco Resources, Inc.*	6	41
Rosehill Resources, Inc.*	3	24
Westmoreland Coal Co.*	19	23
Ranger Energy Services, Inc.*	2	19
Cobalt International Energy, Inc.*	1	1
Total Energy		84,824

Basic Materials - 0.9%
PolyOne Corp.	88	3,828
Sensient Technologies Corp.	48	3,511
Allegheny Technologies, Inc.*	133	3,211
Ingevity Corp.*	45	3,171
US Silica Holdings, Inc.	88	2,865
HB Fuller Co.	53	2,855
Balchem Corp.	34	2,740
Minerals Technologies, Inc.	39	2,685
Compass Minerals International, Inc.	37	2,673
Commercial Metals Co.	125	2,665
Carpenter Technology Corp.	49	2,498
GCP Applied Technologies, Inc.*	78	2,488
Cleveland-Cliffs, Inc.*	320	2,307
Ferro Corp.*	90	2,123
Quaker Chemical Corp.	14	2,111
Tronox Ltd. — Class A	95	1,949
AK Steel Holding Corp.*	340	1,924
Innospec, Inc.	27	1,906
Kaiser Aluminum Corp.	17	1,817
Hecla Mining Co.	424	1,683
Stepan Co.	21	1,658
Neenah Paper, Inc.	18	1,632
Kraton Corp.*	32	1,542
Coeur Mining, Inc.*	196	1,470
Schweitzer-Mauduit International, Inc.	32	1,451
AdvanSix, Inc.*	32	1,346
Calgon Carbon Corp.	55	1,172
Koppers Holdings, Inc.*	23	1,171
A. Schulman, Inc.	31	1,155
Deltic Timber Corp.	12	1,099
Materion Corp.	22	1,069
Century Aluminum Co.*	54	1,061
PH Glatfelter Co.	46	986
Innophos Holdings, Inc.	21	981
Rayonier Advanced Materials, Inc.	46	941
Schnitzer Steel Industries, Inc. — Class A	28	938
Fairmount Santrol Holdings, Inc.*,1	167	873
Clearwater Paper Corp.*	18	817
CSW Industrials, Inc.*	15	689
KMG Chemicals, Inc.	10	661
Kronos Worldwide, Inc.	25	644
Verso Corp. — Class A*	36	633
American Vanguard Corp.	31	609
PQ Group Holdings, Inc.*	31	510
Klondex Mines Ltd.*	191	499
Intrepid Potash, Inc.*	102	486
OMNOVA Solutions, Inc.*	46	460
Codexis, Inc.*	44	367
Landec Corp.*	29	365
Hawkins, Inc.	10	352
Aceto Corp.	31	320
Uranium Energy Corp.*	146	259
Gold Resource Corp.	55	242
Oil-Dri Corporation of America	5	208
Smart Sand, Inc.*	23	199
Ryerson Holding Corp.*	17	177
Valhi, Inc.	28	173
AgroFresh Solutions, Inc.*	23	170
United States Lime & Minerals, Inc.	2	154
Orchids Paper Products Co.[1]	10	128
Shiloh Industries, Inc.*	15	123
Total Basic Materials		80,800

Utilities - 0.8%
IDACORP, Inc.	55	5,025
WGL Holdings, Inc.	55	4,721
Portland General Electric Co.	97	4,421
ONE Gas, Inc.	56	4,102
ALLETE, Inc.	55	4,090
Southwest Gas Holdings, Inc.	50	4,024
Spire, Inc.	51	3,833
New Jersey Resources Corp.	93	3,739
Avista Corp.	70	3,604
PNM Resources, Inc.	87	3,519
Black Hills Corp.	58	3,486
NorthWestern Corp.	52	3,104
Ormat Technologies, Inc.	43	2,750
South Jersey Industries, Inc.	86	2,686
El Paso Electric Co.	44	2,436
MGE Energy, Inc.	37	2,335
California Water Service Group	51	2,313
American States Water Co.	38	2,201
Otter Tail Corp.	42	1,867
Northwest Natural Gas Co.	30	1,789
Dynegy, Inc.*	119	1,410
Chesapeake Utilities Corp.	17	1,335

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

NRG Yield, Inc. — Class C	68	$1,285
SJW Group	18	1,149
Unitil Corp.	16	730
NRG Yield, Inc. — Class A	37	698
Connecticut Water Service, Inc.	12	689
Middlesex Water Co.	17	678
York Water Co.	14	475
Artesian Resources Corp. — Class A	8	308
Atlantic Power Corp.*	124	292
RGC Resources, Inc.	7	190
Consolidated Water Company Ltd.	15	189
Ameresco, Inc. — Class A*	20	172
Spark Energy, Inc. — Class A	13	161
Global Water Resources, Inc.	11	103
Genie Energy Ltd. — Class B	15	65
Total Utilities		75,974

Diversified - 0.0%
HRG Group, Inc.*	128	2,170

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	33	888

Total Common Stocks
(Cost $1,879,718)		2,244,678

WARRANTS†† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19	2	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*,7	37	—
Tobira Therapeutics, Inc.
Expires 11/02/18*,7	8	—
Dyax Corp.
Expires 03/06/18*,7	406	—
Nexstar Media Group, Inc.
Expires 01/18/19*,7	132	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 56.5%
Guggenheim Strategy Fund I2	103,151	2,584,967
Guggenheim Strategy Fund II2	101,408	2,536,218
Total Mutual Funds
(Cost $5,114,527)		5,121,185

	Face Amount

REPURCHASE AGREEMENTS††,3 - 23.3%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[4]	$1,380,211	1,380,211
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[4]	736,623	736,623
Total Repurchase Agreements
(Cost $2,116,834)		2,116,834

	Shares

SECURITIES LENDING COLLATERAL†,5 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[6]	59,190	59,190
Total Securities Lending Collateral
(Cost $59,190)		59,190

Total Investments - 105.2%
(Cost $9,170,269)		$9,541,887
Other Assets & Liabilities, net - (5.2)%		(472,321)
Total Net Assets - 100.0%		$9,069,566

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	33	Mar 2018	$2,536,215	$(1,912)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	1.57%	At Maturity	01/29/18	631	$968,487	$(3,119)
Barclays Bank plc	Russell 2000 Index	1.48%	At Maturity	01/30/18	710	1,090,961	(9,531)
Goldman Sachs International	Russell 2000 Index	1.33%	At Maturity	01/29/18	4,414	6,777,262	(38,465)
						$8,836,710	$(51,115)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[5]	Securities lending collateral — See Note 7.
[6]	Rate indicated is the 7 day yield as of December 31, 2017.
[7]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,244,678	$—	$—		$—	$—		$2,244,678
Mutual Funds	5,121,185	—	—		—	—		5,121,185
Repurchase Agreements	—	—	2,116,834		—	—		2,116,834
Rights	—	—	—		—	—	**	—
Securities Lending Collateral	59,190	—	—		—	—		59,190
Warrants	—	—	—	**	—	—		—
Total Assets	$7,425,053	$—	$2,116,834		$—	$—		$9,541,887

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs		Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Equity Futures Contracts	$—	$1,912	$—		$—	$—		$1,912
Equity Index Swap Agreements	—	—	—		51,115	—		51,115
Total Liabilities	$—	$1,912	$—		$51,115	$—		$53,027

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 2,686,213	$ 7,442,116	$ (7,550,000)	$ 12,502	$ (5,864)	$ 2,584,967	103,151	$ 51,146	$ 1,034
Guggenheim Strategy Fund II	1,715,006	4,016,150	(3,200,000)	354	4,708	2,536,218	101,408	54,947	1,178
	$ 4,401,219	$ 11,458,266	$ (10,750,000)	$ 12,856	$ (1,156)	$ 5,121,185		$ 106,093	$ 2,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $56,433 of securities loaned (cost $1,938,908)	$2,303,868
Investments in affiliated issuers, at value (cost $5,114,527)	5,121,185
Repurchase agreements, at value (cost $2,116,834)	2,116,834
Segregated cash with broker	374,400
Receivables:
Securities sold	2,000,000
Swap settlement	46,336
Dividends	12,985
Fund shares sold	7,971
Interest	248
Securities lending income	171
Total assets	11,983,998

Liabilities:
Overdraft due to custodian bank	64,847
Unrealized depreciation on swap agreements	51,115
Payable for:
Fund shares redeemed	2,672,487
Return of securities loaned	59,190
Variation margin	19,949
Securities purchased	9,818
Management fees	7,933
Transfer agent and administrative fees	2,204
Investor service fees	2,204
Portfolio accounting fees	881
Miscellaneous	23,804
Total liabilities	2,914,432
Commitments and contingent liabilities (Note 12)	—
Net assets	$9,069,566

Net assets consist of:
Paid in capital	$8,371,237
Accumulated net investment loss	(486)
Accumulated net realized gain on investments	380,224
Net unrealized appreciation on investments	318,591
Net assets	$9,069,566
Capital shares outstanding	121,602
Net asset value per share	$74.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8)	$21,100
Dividends from securities of affiliated issuers	106,093
Interest	18,686
Income from securities lending, net	1,461
Total investment income	147,340

Expenses:
Management fees	83,176
Investor service fees	23,104
Transfer agent and administrative fees	23,104
Professional fees	14,038
Portfolio accounting fees	9,242
Custodian fees	1,656
Trustees’ fees*	1,193
Line of credit fees	56
Miscellaneous	11,230
Total expenses	166,799
Net investment loss	(19,459)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	212,401
Investments in affiliated issuers	12,856
Swap agreements	864,508
Futures contracts	23,035
Distributions received from affiliated investment company shares	2,212
Net realized gain	1,115,012
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	40,907
Investments in affiliated issuers	(1,156)
Swap agreements	(115,203)
Futures contracts	(1,479)
Net change in unrealized appreciation (depreciation)	(76,931)
Net realized and unrealized gain	1,038,081
Net increase in net assets resulting from operations	$1,018,622

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(19,459)	$(69,145)
Net realized gain on investments	1,115,012	2,311,837
Net change in unrealized appreciation (depreciation) on investments	(76,931)	(470,029)
Net increase in net assets resulting from operations	1,018,622	1,772,663

Distributions to shareholders from:
Net realized gains	(283,182)	—
Total distributions to shareholders	(283,182)	—

Capital share transactions:
Proceeds from sale of shares	64,226,025	159,558,034
Distributions reinvested	283,182	—
Cost of shares redeemed	(65,934,245)	(157,913,117)
Net increase (decrease) from capital share transactions	(1,425,038)	1,644,917
Net increase (decrease) in net assets	(689,598)	3,417,580

Net assets:
Beginning of year	9,759,164	6,341,584
End of year	$9,069,566	$9,759,164
Accumulated net investment loss at end of year	$(486)	$(278)

Capital share activity:
Shares sold	947,877	3,060,642
Shares issued from reinvestment of distributions	4,237	—
Shares redeemed	(982,925)	(3,037,377)
Net increase (decrease) in shares	(30,811)	23,265

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$64.03	$49.10	$53.99	$51.77	$32.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.38)	(.46)	(.48)	(.34)
Net gain (loss) on investments (realized and unrealized)	12.71	15.31	(4.43)	2.70	19.47
Total from investment operations	12.57	14.93	(4.89)	2.22	19.13
Less distributions from:
Net realized gains	(2.02)	—	—	—	—
Total distributions	(2.02)	—	—	—	—
Net asset value, end of period	$74.58	$64.03	$49.10	$53.99	$51.77

Total Return[b]	20.01%	30.41%	(9.08%)	4.29%	58.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,070	$9,759	$6,342	$11,085	$12,521
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.74%)	(0.84%)	(0.94%)	(0.80%)
Total expenses[c]	1.80%	1.77%	1.70%	1.76%	1.74%
Portfolio turnover rate	234%	1,198%	406%	624%	352%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -13.49% while the Russell 2000 Index returned 14.65% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Information Technology. The only sector detracting from return was Energy; Telecommunications Services contributed least.

Nektar Therapeutics, Kite Pharma, Inc., and bluebird bio, Inc. were the largest contributors to performance of the underlying index for the year. U.S. Silica Holdings, Inc., Oasis Petroleum, Inc., and Cardtronics plc Class A were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.1%
Guggenheim Strategy Fund I	22.1%
Total	55.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(13.49%)	(15.33%)	(14.89%)
Russell 2000 Index	14.65%	17.20%	10.82%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

136 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 55.2%
Guggenheim Strategy Fund II1	12,213	$305,436
Guggenheim Strategy Fund I1	8,168	204,695
Total Mutual Funds
(Cost $506,374)		510,131

	Face Amount

FEDERAL AGENCY NOTES†† - 21.7%
Federal Farm Credit Bank[2]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[3]	$100,000	100,003
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[3]	100,000	100,000
Total Federal Farm Credit Bank		200,003
Total Federal Agency Notes
(Cost $200,003)		200,003

FEDERAL AGENCY DISCOUNT NOTES†† - 16.2%
Federal Home Loan Bank[2]
1.26% due 01/05/18[4,5]	100,000	99,986
Fannie Mae[6]
1.26% due 01/12/18[4,5]	50,000	49,981
Total Federal Agency Discount Notes
(Cost $149,967)		149,967

REPURCHASE AGREEMENTS††,7 - 6.0%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	35,993	35,993
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	19,210	19,210
Total Repurchase Agreements
(Cost $55,203)		55,203

Total Investments - 99.1%
(Cost $911,547)		$915,304
Other Assets & Liabilities, net - 0.9%		8,091
Total Net Assets - 100.0%		$923,395

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	1	Mar 2018	$76,855	$(666)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	(0.98%)	At Maturity	01/30/18	403	$618,781	$5,406
BNP Paribas	Russell 2000 Index	(1.07%)	At Maturity	01/26/18	90	138,554	760
Goldman Sachs International	Russell 2000 Index	(1.03%)	At Maturity	01/26/18	60	91,389	519
						$848,724	$6,685

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$6,685	$—	$6,685
Federal Agency Discount Notes	—	—	149,967	—	—	149,967
Federal Agency Notes	—	—	200,003	—	—	200,003
Mutual Funds	510,131	—	—	—	—	510,131
Repurchase Agreements	—	—	55,203	—	—	55,203
Total Assets	$510,131	$—	$405,173	$6,685	$—	$921,989

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$666	$—	$—	$—	$666

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 981,217	$ 4,050,412	$ (4,830,000)	$ 4,033	$ (967)	$ 204,695	8,168	$ 10,369	$ 115
Guggenheim Strategy Fund II	1,083,270	2,294,168	(3,075,000)	2,788	210	305,436	12,213	14,067	200
	$ 2,064,487	$ 6,344,580	$ (7,905,000)	$ 6,821	$ (757)	$ 510,131		$ 24,436	$ 315

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $349,970)	$349,970
Investments in affiliated issuers, at value (cost $506,374)	510,131
Repurchase agreements, at value (cost $55,203)	55,203
Segregated cash with broker	112,950
Unrealized appreciation on swap agreements	6,685
Receivables:
Dividends	1,122
Fund shares sold	954
Variation margin	625
Interest	264
Total assets	1,037,904

Liabilities:
Payable for:
Securities purchased	101,142
Fund shares redeemed	11,766
Management fees	917
Transfer agent and administrative fees	255
Investor service fees	255
Portfolio accounting fees	102
Swap settlement	72
Total liabilities	114,509
Commitments and contingent liabilities (Note 12)	—
Net assets	$923,395

Net assets consist of:
Paid in capital	$7,520,647
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,607,028)
Net unrealized appreciation on investments	9,776
Net assets	$923,395
Capital shares outstanding	15,028
Net asset value per share	$61.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$24,436
Interest	14,116
Total investment income	38,552

Expenses:
Management fees	32,727
Investor service fees	9,091
Transfer agent and administrative fees	9,091
Professional fees	4,437
Portfolio accounting fees	3,636
Custodian fees	660
Trustees’ fees*	543
Line of credit fees	2
Miscellaneous	5,341
Total expenses	65,528
Net investment loss	(26,976)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	6,821
Swap agreements	(731,955)
Futures contracts	9,846
Distributions received from affiliated investment company shares	315
Net realized loss	(714,962)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(757)
Swap agreements	(103,410)
Futures contracts	(3,015)
Net change in unrealized appreciation (depreciation)	(107,182)
Net realized and unrealized loss	(822,144)
Net decrease in net assets resulting from operations	$(849,120)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(26,976)	$(78,459)
Net realized loss on investments	(714,962)	(2,646,045)
Net change in unrealized appreciation (depreciation) on investments	(107,182)	47,137
Net decrease in net assets resulting from operations	(849,120)	(2,677,367)

Capital share transactions:
Proceeds from sale of shares	59,108,576	174,319,856
Cost of shares redeemed	(69,646,127)	(166,281,376)
Net increase (decrease) from capital share transactions	(10,537,551)	8,038,480
Net increase (decrease) in net assets	(11,386,671)	5,361,113

Net assets:
Beginning of year	12,310,066	6,948,953
End of year	$923,395	$12,310,066
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	864,931	2,047,265 *
Shares redeemed	(1,023,191)	(1,951,950)*
Net increase (decrease) in shares	(158,260)	95,315

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$71.04	$89.12	$89.01	$97.61	$141.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.35)	(1.20)	(1.44)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(9.09)	(17.73)	1.31	(7.16)	(41.60)
Total from investment operations	(9.60)	(18.08)	.11	(8.60)	(43.58)
Net asset value, end of period	$61.44	$71.04	$89.12	$89.01	$97.61

Total Return[b]	(13.49%)	(20.28%)	0.10%	(8.85%)	(30.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$923	$12,310	$6,949	$1,592	$2,066
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(1.14%)	(1.39%)	(1.50%)	(1.69%)
Total expenses[c]	1.80%	1.75%	1.71%	1.76%	1.74%
Portfolio turnover rate	445%	1,160%	452%	415%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.
[e]	Reverse share split — Per share amounts for periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 58.51% while the Dow Jones Industrial Average Index returned 28.11% over the same time period.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted. The Telecommunications Services and Energy sectors contributed the least to performance for the year.

Boeing Co., United Health Group, Inc., and Caterpillar, Inc. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were General Electric Co., International Business Machines Corp., and Exxon Mobil Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

142 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.8%
Guggenheim Strategy Fund I	29.3%
Boeing Co.	1.4%
Goldman Sachs Group, Inc.	1.2%
3M Co.	1.1%
UnitedHealth Group, Inc.	1.0%
Home Depot, Inc.	0.9%
McDonald’s Corp.	0.8%
Apple, Inc.	0.8%
Caterpillar, Inc.	0.7%
Top Ten Total	67.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	58.51%	30.41%	12.15%
Dow Jones Industrial Average Index	28.11%	16.37%	9.28%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS	December 31, 2017
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 16.9%

Industrial - 3.9%
Boeing Co.	1,095	$322,926
3M Co.	1,095	257,730
Caterpillar, Inc.	1,095	172,550
United Technologies Corp.	1,095	139,689
General Electric Co.	1,095	19,108
Total Industrial		912,003

Financial - 3.4%
Goldman Sachs Group, Inc.	1,095	278,962
Travelers Companies, Inc.	1,095	148,526
Visa, Inc. — Class A	1,095	124,852
JPMorgan Chase & Co.	1,095	117,100
American Express Co.	1,095	108,744
Total Financial		778,184

Consumer, Non-cyclical - 2.8%
UnitedHealth Group, Inc.	1,095	241,404
Johnson & Johnson	1,095	152,993
Procter & Gamble Co.	1,095	100,609
Merck & Company, Inc.	1,095	61,616
Coca-Cola Co.	1,095	50,238
Pfizer, Inc.	1,095	39,661
Total Consumer, Non-cyclical		646,521

Consumer, Cyclical - 2.5%
Home Depot, Inc.	1,095	207,535
McDonald’s Corp.	1,095	188,472
Wal-Mart Stores, Inc.	1,095	108,131
Nike, Inc. — Class B	1,095	68,492
Total Consumer, Cyclical		572,630

Technology - 2.1%
Apple, Inc.	1,095	185,307
International Business Machines Corp.	1,095	167,995
Microsoft Corp.	1,095	93,666
Intel Corp.	1,095	50,545
Total Technology		497,513

Energy - 1.0%
Chevron Corp.	1,095	137,083
Exxon Mobil Corp.	1,095	91,586
Total Energy		228,669

Communications - 0.9%
Walt Disney Co.	1,095	117,723
Verizon Communications, Inc.	1,095	57,958
Cisco Systems, Inc.	1,095	41,939
Total Communications		217,620

Basic Materials - 0.3%
DowDuPont, Inc.	1,095	77,986

Total Common Stocks
(Cost $3,307,785)		3,931,126

MUTUAL FUNDS† - 59.1%
Guggenheim Strategy Fund II1	278,034	6,953,642
Guggenheim Strategy Fund I1	272,912	6,839,170
Total Mutual Funds
(Cost $13,773,548)		13,792,812

	Face Amount

U.S. TREASURY BILLS†† - 10.7%
U.S Treasury Bills
1.26% due 03/01/18[2,3,4]	$2,500,000	2,494,875
Total U.S. Treasury Bills
(Cost $2,494,751)		2,494,875

FEDERAL AGENCY DISCOUNT NOTES†† - 4.3%
Federal Home Loan Bank[5]
1.05% due 01/02/18[3,4]	1,000,000	999,971
Total Federal Agency Discount Notes
(Cost $999,971)		999,971

REPURCHASE AGREEMENTS††,6 - 8.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[2]	1,281,049	1,281,049
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[2]	683,700	683,700
Total Repurchase Agreements
(Cost $1,964,749)		1,964,749

Total Investments - 99.4%
(Cost $22,540,804)		$23,183,533
Other Assets & Liabilities, net - 0.6%		135,452
Total Net Assets - 100.0%		$23,318,985

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	27	Mar 2018	$3,340,305	$50,721

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	2.07%	At Maturity	01/26/18	296	$7,310,529	$(16,290)
Barclays Bank plc	Dow Jones Industrial Average Index	1.98%	At Maturity	01/30/18	1,299	32,099,652	(153,608)
						$39,410,181	$(169,898)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,931,126	$—	$—	$—	$—	$3,931,126
Equity Futures Contracts	—	50,721	—	—	—	50,721
Federal Agency Discount Notes	—	—	999,971	—	—	999,971
Mutual Funds	13,792,812	—	—	—	—	13,792,812
Repurchase Agreements	—	—	1,964,749	—	—	1,964,749
U.S. Treasury Bills	—	—	2,494,875	—	—	2,494,875
Total Assets	$17,723,938	$50,721	$5,459,595	$—	$—	$23,234,254

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$169,898	$—	$169,898

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 3,024,513	$ 9,114,417	$ (5,300,000)	$ 603	$ (363)	$ 6,839,170	272,912	$ 91,440	$ 2,889
Guggenheim Strategy Fund II	2,135,182	5,517,440	(700,000)	178	842	6,953,642	278,034	103,613	3,699
	$ 5,159,695	$ 14,631,857	$ (6,000,000)	$ 781	$ 479	$ 13,792,812		$ 195,053	$ 6,588

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $6,802,507)	$7,425,972
Investments in affiliated issuers, at value (cost $13,773,548)	13,792,812
Repurchase agreements, at value (cost $1,964,749)	1,964,749
Segregated cash with broker	482,853
Receivables:
Swap settlement	890,170
Fund shares sold	233,468
Dividends	25,044
Interest	230
Total assets	24,815,298

Liabilities:
Overdraft due to custodian bank	899,280
Unrealized depreciation on swap agreements	169,898
Payable for:
Fund shares redeemed	331,314
Securities purchased	23,530
Management fees	17,195
Variation margin	6,762
Transfer agent and administrative fees	4,776
Investor service fees	4,776
Portfolio accounting fees	1,910
Miscellaneous	36,872
Total liabilities	1,496,313
Commitments and contingent liabilities (Note 12)	—
Net assets	$23,318,985

Net assets consist of:
Paid in capital	$19,285,580
Undistributed net investment income	31,658
Accumulated net realized gain on investments	3,478,195
Net unrealized appreciation on investments	523,552
Net assets	$23,318,985
Capital shares outstanding	136,017
Net asset value per share	$171.44

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$127,741
Dividends from securities of affiliated issuers	195,053
Interest	20,963
Income from securities lending, net	33
Total investment income	343,790

Expenses:
Management fees	154,863
Investor service fees	43,018
Transfer agent and administrative fees	43,018
Professional fees	24,274
Portfolio accounting fees	17,207
Custodian fees	2,799
Trustees’ fees*	1,798
Line of credit fees	793
Miscellaneous	24,362
Total expenses	312,132
Net investment income	31,658

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,094,972
Investments in affiliated issuers	781
Swap agreements	6,636,973
Futures contracts	382,392
Distributions received from affiliated investment company shares	6,588
Net realized gain	8,121,706
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(182,068)
Investments in affiliated issuers	479
Swap agreements	(296,226)
Futures contracts	57,566
Net change in unrealized appreciation (depreciation)	(420,249)
Net realized and unrealized gain	7,701,457
Net increase in net assets resulting from operations	$7,733,115

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,658	$8,701
Net realized gain on investments	8,121,706	2,169,590
Net change in unrealized appreciation (depreciation) on investments	(420,249)	76,271
Net increase in net assets resulting from operations	7,733,115	2,254,562

Distributions to shareholders from:
Net investment income	(8,701)	—
Net realized gains	(303,555)	—
Total distributions to shareholders	(312,256)	—

Capital share transactions:
Proceeds from sale of shares	101,953,788	118,726,201
Distributions reinvested	312,256	—
Cost of shares redeemed	(102,877,419)	(126,376,553)
Net decrease from capital share transactions	(611,375)	(7,650,352)
Net increase (decrease) in net assets	6,809,484	(5,395,790)

Net assets:
Beginning of year	16,509,501	21,905,291
End of year	$23,318,985	$16,509,501
Undistributed net investment income at end of year	$31,658	$8,701

Capital share activity:
Shares sold	783,548	1,351,880
Shares issued from reinvestment of distributions	2,407	—
Shares redeemed	(799,910)	(1,462,002)
Net decrease in shares	(13,955)	(110,122)

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$110.08	$84.22	$112.60	$169.97	$104.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.06	(.06)	(.40)	(.40)
Net gain (loss) on investments (realized and unrealized)	63.43	25.80	(2.89)	27.20	65.89
Total from investment operations	63.68	25.86	(2.95)	26.80	65.49
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(2.26)	—	(25.43)	(84.17)	—
Total distributions	(2.32)	—	(25.43)	(84.17)	—
Net asset value, end of period	$171.44	$110.08	$84.22	$112.60	$169.97

Total Return[b]	58.51%	30.72%	(4.22%)	16.80%	62.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,319	$16,510	$21,905	$19,978	$23,727
Ratios to average net assets:
Net investment income (loss)	0.18%	0.07%	(0.06%)	(0.25%)	(0.29%)
Total expenses[c]	1.81%	1.77%	1.72%	1.76%	1.72%
Portfolio turnover rate	256%	361%	212%	227%	518%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -38.95% while the Dow Jones Industrial Average Index returned 28.11% over the same time period.

The Industrials and Financials sectors contributed the most to performance of the underlying index during the year. No sector detracted. The Telecommunications Services and Energy sectors contributed the least to performance for the year.

Boeing Co., United Health Group, Inc., and Caterpillar, Inc. contributed the most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were General Electric Co., International Business Machines Corp., and Exxon Mobil Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

150 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	26.8%
Guggenheim Strategy Fund I	24.1%
Total	50.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(38.95%)	(29.56%)	(24.42%)
Dow Jones Industrial Average Index	28.11%	16.37%	9.28%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 50.9%
Guggenheim Strategy Fund II1	39,702	$992,937
Guggenheim Strategy Fund I1	35,608	892,337
Total Mutual Funds
(Cost $1,885,556)		1,885,274

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 9.5%
Fannie Mae[2]
1.26% due 01/12/18[3,4]	$250,000	249,904
Federal Home Loan Bank[5]
1.26% due 01/05/18[3,4]	100,000	99,986
Total Federal Agency Discount Notes
(Cost $349,890)		349,890

FEDERAL AGENCY NOTES†† - 8.1%
Federal Farm Credit Bank[5]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	200,000	200,006

1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[6]	100,000	100,000
Total Federal Agency Notes
(Cost $300,006)		300,006

REPURCHASE AGREEMENTS††,7 - 13.7%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	329,737	329,737
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	175,982	175,982
Total Repurchase Agreements
(Cost $505,719)		505,719

Total Investments - 82.2%
(Cost $3,041,171)		$3,040,889
Other Assets & Liabilities, net - 17.8%		658,088
Total Net Assets - 100.0%		$3,698,977

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	(1.57%)	At Maturity	01/29/18	243	$6,001,974	$11,201
Barclays Bank plc	Dow Jones Industrial Average Index	(1.73%)	At Maturity	01/30/18	55	1,367,479	6,544
						$7,369,453	$17,745

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2017. LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$17,745	$—	$17,745
Federal Agency Discount Notes	—	349,890	—	—	349,890
Federal Agency Notes	—	300,006	—	—	300,006
Mutual Funds	1,885,274	—	—	—	1,885,274
Repurchase Agreements	—	505,719	—	—	505,719
Total Assets	$1,885,274	$1,155,615	$17,745	$—	$3,058,634

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 502,923	$ 8,035,955	$ (7,650,000)	$ 7,428	$ (3,969)	$ 892,337	35,608	$ 15,785	$ 167
Guggenheim Strategy Fund II	505,039	5,534,786	(5,050,000)	6,450	(3,338)	992,937	39,702	14,580	208
	$ 1,007,962	$ 13,570,741	$ (12,700,000)	$ 13,878	$ (7,307)	$ 1,885,274		$ 30,365	$ 375

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $649,896)	$649,896
Investments in affiliated issuers, at value (cost $1,885,556)	1,885,274
Repurchase agreements, at value (cost $505,719)	505,719
Segregated cash with broker	180,000
Unrealized appreciation on swap agreements	17,745
Receivables:
Fund shares sold	467,383
Dividends	1,974
Swap settlement	1,197
Interest	367
Variation margin	45
Total assets	3,709,600

Liabilities:
Payable for:
Management fees	2,299
Securities purchased	2,067
Licensing fees	1,540
Legal fees	673
Transfer agent and administrative fees	639
Investor service fees	639
Portfolio accounting fees	255
Miscellaneous	2,511
Total liabilities	10,623
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,698,977

Net assets consist of:
Paid in capital	$21,707,820
Undistributed net investment income	—
Accumulated net realized loss on investments	(18,026,306)
Net unrealized appreciation on investments	17,463
Net assets	$3,698,977
Capital shares outstanding	91,522
Net asset value per share	$40.42

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$30,365
Interest	17,739
Total investment income	48,104

Expenses:
Management fees	35,281
Investor service fees	9,800
Transfer agent and administrative fees	9,800
Professional fees	5,019
Portfolio accounting fees	3,920
Custodian fees	752
Trustees’ fees*	653
Line of credit fees	24
Miscellaneous	5,780
Total expenses	71,029
Net investment loss	(22,925)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9)
Investments in affiliated issuers	13,878
Swap agreements	(1,803,424)
Futures contracts	(175,809)
Distributions received from affiliated company shares	375
Net realized loss	(1,964,989)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	152
Investments in affiliated issuers	(7,307)
Swap agreements	(23,459)
Futures contracts	(1,706)
Net change in unrealized appreciation (depreciation)	(32,320)
Net realized and unrealized loss	(1,997,309)
Net decrease in net assets resulting from operations	$(2,020,234)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(22,925)	$(57,234)
Net realized loss on investments	(1,964,989)	(2,440,681)
Net change in unrealized appreciation (depreciation) on investments	(32,320)	(39,418)
Net decrease in net assets resulting from operations	(2,020,234)	(2,537,333)

Capital share transactions:
Proceeds from sale of shares	88,085,116	133,889,240
Cost of shares redeemed	(85,769,402)	(133,004,925)
Net increase from capital share transactions	2,315,714	884,315
Net increase (decrease) in net assets	295,480	(1,653,018)

Net assets:
Beginning of year	3,403,497	5,056,515
End of year	$3,698,977	$3,403,497
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,601,378	1,552,526 *
Shares redeemed	(1,561,252)	(1,554,860)*
Net increase (decrease) in shares	40,126	(2,334)*

*	Capital share activity for the period ended December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$66.22	$94.11	$102.38	$130.67	$233.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.25)	(1.50)	(1.80)	(2.82)
Net gain (loss) on investments (realized and unrealized)	(25.48)	(27.64)	(6.77)	(26.49)	(99.57)
Total from investment operations	(25.80)	(27.89)	(8.27)	(28.29)	(102.39)
Net asset value, end of period	$40.42	$66.22	$94.11	$102.38	$130.67

Total Return[b]	(38.95%)	(29.65%)	(8.03%)	(21.77%)	(43.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,699	$3,403	$5,057	$2,305	$2,577
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(0.84%)	(1.52%)	(1.51%)	(1.67%)
Total expenses[c]	1.81%	1.77%	1.72%	1.77%	1.72%
Portfolio turnover rate	915%	642%	270%	247%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:10 reverse share split effective January 24, 2014.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, the Government Long Bond 1.2x Strategy Fund returned 9.64%.

The daily price movement of the Long Treasury Bond was 6.50% for 2017.

The return of a comparison index, the Bloomberg Barclays Long Treasury Bond Index, was 8.53%.

As prices of long-term Treasury bonds rose over 2017, their yields fell, from 3.07% to 2.74%. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on three occasions in 2017 in the face of low inflation.

Long-bond yields rose early in the period, along with the pro-growth agenda of the new Trump administration, but fell mid-year after legislative complexities set in. The top long-bond yield for the year occurred in January when it reached 3.19%, and the low was in September when it reached 2.66%. Over 2017, the 30-10 year Treasury spread fell to 0.34 percentage point, ending near the lowest since the financial crisis and indicating at least some market skepticism about a prolonged bout of growth and inflation.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	30.2%
Guggenheim Strategy Fund II	21.6%
Guggenheim Strategy Fund I	13.8%
Total	65.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	9.64%	2.69%	6.16%
Daily Price Movement of Long Treasury Bond**	6.50%	0.12%	2.67%
Bloomberg Barclays Long Treasury Bond Index	8.53%	3.48%	6.55%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies

158 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 35.4%
Guggenheim Strategy Fund II1	100,467	$2,512,682
Guggenheim Strategy Fund I1	64,126	1,606,986
Total Mutual Funds
(Cost $4,107,503)		4,119,668

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 30.2%
U.S. Treasury Bond
2.75% due 11/15/47	$3,500,000	3,506,015
Total U.S. Government Securities
(Cost $3,453,499)		3,506,015

FEDERAL AGENCY DISCOUNT NOTES†† - 10.8%
Fannie Mae[2]
1.26% due 01/12/18[3,4]	500,000	499,807
Federal Home Loan Bank[5]
1.26% due 01/10/18[3,4]	452,000	451,858
Federal Farm Credit Bank[5]
1.27% due 01/24/18[3,4]	300,000	299,757
Total Federal Agency Discount Notes
(Cost $1,251,422)		1,251,422

REPURCHASE AGREEMENTS††,6 - 13.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	993,806	993,806
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	530,398	530,398
Total Repurchase Agreements
(Cost $1,524,204)		1,524,204

Total Investments - 89.5%
(Cost $10,336,628)		$10,401,309
Other Assets & Liabilities, net - 10.5%		1,216,057
Total Net Assets - 100.0%		$11,617,366

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	64	Mar 2018	$10,732,000	$105,492

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$1,251,422	$—	$1,251,422
Interest Rate Futures Contracts	—	105,492	—	—	105,492
Mutual Funds	4,119,668	—	—	—	4,119,668
Repurchase Agreements	—	—	1,524,204	—	1,524,204
U.S. Government Securities	—	—	3,506,015	—	3,506,015
Total Assets	$4,119,668	$105,492	$6,281,641	$—	$10,506,801

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 2,439,945	$ 9,666,422	$ (10,500,000)	$ 9,402	$ (8,783)	$ 1,606,986	64,126	$ 35,636	$ 1,137
Guggenheim Strategy Fund II	2,752,226	3,507,478	(3,750,000)	1,275	1,703	2,512,682	100,467	56,330	1,603
	$ 5,192,171	$ 13,173,900	$ (14,250,000)	$ 10,677	$ (7,080)	$ 4,119,668		$ 91,966	$ 2,740

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $4,704,921)	$4,757,437
Investments in affiliated issuers, at value (cost $4,107,503)	4,119,668
Repurchase agreements, at value (cost $1,524,204)	1,524,204
Segregated cash with broker	236,800
Receivables:
Fund shares sold	1,063,262
Securities sold	200,344
Variation margin	30,000
Interest	14,111
Dividends	9,705
Total assets	11,955,531

Liabilities:
Payable for:
Fund shares redeemed	299,541
Securities purchased	9,497
Management fees	5,991
Investor service fees	2,995
Transfer agent and administrative fees	2,396
Portfolio accounting fees	1,198
Miscellaneous	16,547
Total liabilities	338,165
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,617,366

Net assets consist of:
Paid in capital	$22,664,652
Undistributed net investment income	145
Accumulated net realized loss on investments	(11,217,604)
Net unrealized appreciation on investments	170,173
Net assets	$11,617,366
Capital shares outstanding	365,488
Net asset value per share	$31.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$91,966
Interest	299,686
Total investment income	391,652

Expenses:
Management fees	77,039
Investor service fees	38,519
Transfer agent and administrative fees	30,816
Professional fees	17,175
Portfolio accounting fees	15,408
Custodian fees	2,977
Trustees’ fees*	2,547
Line of credit fees	458
Miscellaneous	16,123
Total expenses	201,062
Net investment income	190,590

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	668,253
Investments in affiliated issuers	10,677
Futures contracts	315,884
Distributions received from affiliated investment company shares	2,740
Net realized gain	997,554
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(104,858)
Investments in affiliated issuers	(7,080)
Futures contracts	(119,999)
Net change in unrealized appreciation (depreciation)	(231,937)
Net realized and unrealized gain	765,617
Net increase in net assets resulting from operations	$956,207

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$190,590	$269,702
Net realized gain on investments	997,554	2,266,961
Net change in unrealized appreciation (depreciation) on investments	(231,937)	352,721
Net increase in net assets resulting from operations	956,207	2,889,384

Distributions to shareholders from:
Net investment income	(190,445)	(274,658)
Total distributions to shareholders	(190,445)	(274,658)

Capital share transactions:
Proceeds from sale of shares	305,778,361	278,368,167
Distributions reinvested	190,445	274,658
Cost of shares redeemed	(312,241,675)	(281,504,905)
Net decrease from capital share transactions	(6,272,869)	(2,862,080)
Net decrease in net assets	(5,507,107)	(247,354)

Net assets:
Beginning of year	17,124,473	17,371,827
End of year	$11,617,366	$17,124,473
Undistributed net investment income at end of year	$145	$—

Capital share activity:
Shares sold	9,987,452	8,684,767
Shares issued from reinvestment of distributions	6,217	8,403
Shares redeemed	(10,211,356)	(8,694,237)
Net decrease in shares	(217,687)	(1,067)

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$29.36	$29.73	$45.27	$33.88	$45.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.31	.32	.29	.33
Net gain (loss) on investments (realized and unrealized)	2.43	(.38)	(3.29)	11.38	(8.52)
Total from investment operations	2.81	(.07)	(2.97)	11.67	(8.19)
Less distributions from:
Net investment income	(.38)	(.30)	(.31)	(.28)	(.33)
Net realized gains	—	—	(12.26)	—	(3.21)
Total distributions	(.38)	(.30)	(12.57)	(.28)	(3.54)
Net asset value, end of period	$31.79	$29.36	$29.73	$45.27	$33.88

Total Return[b]	9.64%	(0.33%)	(5.09%)	34.67%	(18.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,617	$17,124	$17,372	$28,003	$9,994
Ratios to average net assets:
Net investment income (loss)	1.24%	0.93%	0.86%	0.72%	0.78%
Total expenses[c]	1.30%	1.25%	1.21%	1.26%	1.24%
Portfolio turnover rate	2,055%	1,386%	1,800%	1,763%	3,661%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, the Inverse Government Long Bond Strategy Fund returned -8.89%.

The daily price movement of the Long Treasury Bond was 6.50% for 2017.

The return of a comparison index, the Bloomberg Barclays Long Treasury Bond Index, was 8.53%.

As prices of long-term Treasury bonds rose over 2017, their yields fell, from 3.07% to 2.74%. The yield curve flattened over the period, as the Fed hiked the short-term fed funds rate by a quarter point on three occasions in 2017 in the face of low inflation.

Long-bond yields rose early in the period, along with the pro-growth agenda of the new Trump administration, but fell mid-year after legislative complexities set in. The top long-bond yield for the year occurred in January when it reached 3.19%, and the low was in September when it reached 2.66%. Over 2017, the 30-10 year Treasury spread fell to 0.34 percentage point, ending near the lowest since the financial crisis and indicating at least some market skepticism about a prolonged bout of growth and inflation.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

164 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.9%
Guggenheim Strategy Fund I	26.5%
Total	59.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	(8.89%)	(5.44%)	(9.75%)
Daily Price Movement of Long Treasury Bond**	6.50%	0.12%	2.67%
Bloomberg Barclays Long Treasury Bond Index	8.53%	3.48%	6.55%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS	December 31, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.4%
Guggenheim Strategy Fund II1	61,499	$1,538,100
Guggenheim Strategy Fund I1	49,444	1,239,073
Total Mutual Funds
(Cost $2,766,270)		2,777,173

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 17.1%
Federal Home Loan Bank[2]
1.26% due 01/05/18[3,4]	$200,000	199,972
1.26% due 01/02/18[3,4]	100,000	99,996
1.30% due 01/12/18[3,4]	100,000	99,960
1.30% due 01/23/18[3,4]	100,000	99,921
Total Federal Home Loan Bank		499,849
Fannie Mae[5]
1.26% due 01/12/18[3,4]	300,000	299,885
Total Federal Agency Discount Notes
(Cost $799,734)		799,734

FEDERAL AGENCY NOTES†† - 10.7%
Federal Farm Credit Bank[2]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	350,000	350,009
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[6]	150,000	150,002
Total Federal Agency Notes
(Cost $500,012)		500,011

REPURCHASE AGREEMENTS†† - 99.0%
Individual Repurchase Agreements[7]
Barclays Capital issued 12/29/17 at (1.2)% due 01/02/18 (secured by a U.S. Treasury Bond, at a rate of 2.75% and maturing 11/15/47 as collateral, with a value of $2,806,020) to be repurchased at $2,751,367	2,751,000	2,751,000
Mizuho Financial Group, Inc. issued 12/29/17 at (1.3)% due 01/02/18 (secured by a U.S. Treasury Bond, at a rate of 2.75% and maturing 11/15/47 as collateral, with a value of $1,202,699) to be repurchased at $1,179,287	1,179,116	1,179,116

Joint Repurchase Agreements[8]
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	456,623	456,623
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	243,701	243,701
Total Repurchase Agreements
(Cost $4,630,440)		4,630,440

Total Investments - 186.2%
(Cost $8,696,456)		$8,707,358

U.S. Government Securities Sold Short†† - (81.4)%
U.S. Treasury Bond
2.75% due 11/15/47	3,800,000	(3,806,531)
Total U.S. Government Securities Sold Short
(Proceeds $3,796,425)		(3,806,531)
Other Assets & Liabilities, net - (4.8)%		(224,686)
Total Net Assets - 100.0%		$4,676,141

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	6	Mar 2018	$1,006,125	$(6,885)

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	All or a portion of this security is pledged as short security collateral at December 31, 2017.
[8]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$799,734	$—	$799,734
Federal Agency Notes	—	—	500,011	—	500,011
Mutual Funds	2,777,173	—	—	—	2,777,173
Repurchase Agreements	—	—	4,630,440	—	4,630,440
Total Assets	$2,777,173	$—	$5,930,185	$—	$8,707,358

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts	$—	$6,885	$—	$—	$6,885
U.S. Government Securities	—	—	3,806,531	—	3,806,531
Total Liabilities	$—	$6,885	$3,806,531	$—	$3,813,416

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 1,040,281	$ 4,345,511	$ (4,150,000)	$ 8,983	$ (5,702)	$ 1,239,073	49,444	$ 25,256	$ 394
Guggenheim Strategy Fund II	1,049,547	4,184,378	(3,700,000)	1,975	2,200	1,538,100	61,499	34,031	551
	$ 2,089,828	$ 8,529,889	$ (7,850,000)	$ 10,958	$ (3,502)	$ 2,777,173		$ 59,287	$ 945

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $1,299,746)	$1,299,745
Investments in affiliated issuers, at value (cost $2,766,270)	2,777,173
Repurchase agreements, at value (cost $4,630,440)	4,630,440
Segregated cash with broker	18,500
Receivables:
Dividends	3,732
Interest	1,723
Fund shares sold	531
Total assets	8,731,844

Liabilities:
Securities sold short, at value (proceeds $3,796,425)	3,806,531
Payable for:
Securities purchased	203,973
Fund shares redeemed	16,336
Management fees	2,985
Variation margin	2,345
Transfer agent and administrative fees	829
Investor service fees	829
Portfolio accounting fees	332
Miscellaneous	21,543
Total liabilities	4,055,703
Commitments and contingent liabilities (Note 12)	—
Net assets	$4,676,141

Net assets consist of:
Paid in capital	$11,950,780
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,268,550)
Net unrealized depreciation on investments	(6,089)
Net assets	$4,676,141
Capital shares outstanding	49,355
Net asset value per share	$94.75

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$59,287
Interest	52,233
Total investment income	111,520

Expenses:
Management fees	47,614
Investor service fees	13,226
Transfer agent and administrative fees	13,226
Short interest expense	118,973
Portfolio accounting fees	5,290
Custodian fees	896
Trustees’ fees*	695
Line of credit fees	10
Miscellaneous	11,838
Total expenses	211,768
Net investment loss	(100,248)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	809
Investments in affiliated issuers	10,958
Futures contracts	(79,037)
Securities sold short	(313,663)
Distributions received from affiliated investments company shares	945
Net realized loss	(379,988)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(912)
Investments in affiliated issuers	(3,502)
Securities sold short	(73,684)
Futures contracts	(11,288)
Net change in unrealized appreciation (depreciation)	(89,386)
Net realized and unrealized loss	(469,374)
Net decrease in net assets resulting from operations	$(569,622)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(100,248)	$(144,984)
Net realized gain (loss) on investments	(379,988)	40,817
Net change in unrealized appreciation (depreciation) on investments	(89,386)	62,623
Net decrease in net assets resulting from operations	(569,622)	(41,544)

Capital share transactions:
Proceeds from sale of shares	188,057,984	88,784,708
Cost of shares redeemed	(186,633,374)	(89,661,807)
Net increase (decrease) from capital share transactions	1,424,610	(877,099)
Net increase (decrease) in net assets	854,988	(918,643)

Net assets:
Beginning of year	3,821,153	4,739,796
End of year	$4,676,141	$3,821,153
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,913,948	936,504 *
Shares redeemed	(1,901,334)	(943,992)*
Net increase (decrease) in shares	12,614	(7,488)*

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[d,e]	Year Ended December 31, 2013[d,e]
Per Share Data
Net asset value, beginning of period	$104.00	$107.17	$108.46	$159.80	$138.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.88)	(.87)	(3.63)	(5.40)	(5.40)
Net gain (loss) on investments (realized and unrealized)	(7.37)	(2.30)	2.34	(33.58)	26.59
Total from investment operations	(9.25)	(3.17)	(1.29)	(38.98)	21.19
Less distributions from:
Net realized gains	—	—	—	(12.36)	—
Total distributions	—	—	—	(12.36)	—
Net asset value, end of period	$94.75	$104.00	$107.17	$108.46	$159.80

Total Return[b]	(8.89%)	(2.94%)	(1.22%)	(24.91%)	15.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,676	$3,821	$4,740	$6,595	$19,598
Ratios to average net assets:
Net investment income (loss)	(1.89%)	(2.59%)	(3.39%)	(3.90%)	(3.56%)
Total expenses[c,f]	4.00%	3.65%	3.66%	4.10%	3.59%
Portfolio turnover rate	2,300%	1,384%	1,305%	2,537%	5,999%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2017	2016	2015	2014	2013
1.75%	1.72%	1.65%	1.71%	1.69%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended December 31, 2017, the High Yield Strategy returned 6.87%. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.50% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

High-yield bonds delivered a year of positive returns amid tighter spreads and improving credit conditions. The market was on an upward trajectory throughout the period, similar to equity markets. However, there were a few pauses along the way due to the possibility of interest rate hikes and geopolitical concerns. The strengthening economy and the unabated investor need for income continued to underpin positive performance in high yield.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

172 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.6%
Guggenheim Strategy Fund I	26.4%
iShares iBoxx $ High Yield Corporate Bond ETF	2.9%
SPDR Bloomberg Barclays High Yield Bond ETF	2.8%
Top Ten Total	64.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	6.87%	5.89%
S&P 500 Index	21.83%	14.29%
Bloomberg Barclays U.S. Corporate High Yield Index	7.50%	5.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 173

SCHEDULE OF INVESTMENTS	December 31, 2017
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 5.8%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	2,174	$189,681
SPDR Bloomberg Barclays High Yield Bond ETF	5,061	185,840
Total Exchange-Traded Funds
(Cost $367,980)		375,521

MUTUAL FUNDS† - 58.9%
Guggenheim Strategy Fund II2	84,984	2,125,460
Guggenheim Strategy Fund I2	68,654	1,720,466
Total Mutual Funds
(Cost $3,812,454)		3,845,926

	Face Amount

FEDERAL AGENCY NOTES†† - 22.0%
Federal Home Loan Bank[3]
1.25% due 10/26/22[4]	$935,000	934,481
Federal Farm Credit Bank[3]
1.70% (1 Month USD LIBOR + 0.15%) due 01/23/18[5]	500,000	500,067
Total Federal Agency Notes
(Cost $1,434,599)		1,434,548

FEDERAL AGENCY DISCOUNT NOTES†† - 7.6%
Fannie Mae[6]
1.25% due 01/03/18[7,8]	413,000	412,972

1.26% due 01/12/18[7,8]	80,000	79,969
Total Fannie Mae		492,941
Total Federal Agency Discount Notes
(Cost $492,941)		492,941

REPURCHASE AGREEMENTS††,9 - 1.9%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	82,792	82,792
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	44,187	44,187
Total Repurchase Agreements
(Cost $126,979)		126,979

	Shares

SECURITIES LENDING COLLATERAL†,10 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[11]	146,469	146,469
Total Securities Lending Collateral
(Cost $146,469)		146,469

Total Investments - 98.4%
(Cost $6,381,422)		$6,422,384
Other Assets & Liabilities, net - 1.6%		101,396
Total Net Assets - 100.0%		$6,523,780

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	50	Mar 2018	$5,808,594	$(25,084)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements††, 12
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	0.71%	At Maturity	01/08/18	102	$8,901	$(10)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Gain
Barclays Bank plc	ICE	CDX.NA.HY.29 Index	5.00%	At Maturity	12/20/22	$5,800,000	$481,951	$414,708	$67,243

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
HIGH YIELD STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[5]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[6]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Zero coupon rate security.
[9]	Repurchase Agreements — See Note 6.
[10]	Securities lending collateral — See Note 7.
[11]	Rate indicated is the 7 day yield as of December 31, 2017.
[12]	Total Return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective at December 31, 2017.
CDX.NA.HY.29 Index — Credit Default Swap North American High Yield Series 29 Index.
ICE - Intercontinental Exchange
LIBOR — London Interbank Offered Rate
USD — United States Dollar
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements	$—	$—	$—	$67,243	$—	$67,243
Exchange-Traded Funds	375,521	—	—	—	—	375,521
Federal Agency Discount Notes	—	—	492,941	—	—	492,941
Federal Agency Notes	—	—	1,434,548	—	—	1,434,548
Mutual Funds	3,845,926	—	—	—	—	3,845,926
Repurchase Agreements	—	—	126,979	—	—	126,979
Securities Lending Collateral	146,469	—	—	—	—	146,469
Total Assets	$4,367,916	$—	$2,054,468	$67,243	$—	$6,489,627

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$—	$10	$—	$10
Interest Rate Futures Contracts	—	25,084	—	—	—	25,084
Total Liabilities	$—	$25,084	$—	$10	$—	$25,094

*	Other financial instruments include futures contracts and swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 1,918,340	$ 3,546,800	$ (3,750,000)	$ 3,603	$ 1,723	$ 1,720,466	68,654	$ 46,151	$ 840
Guggenheim Strategy Fund II	2,516,026	2,062,438	(2,460,000)	8,113	(1,117)	2,125,460	84,984	61,715	1,131
	$ 4,434,366	$ 5,609,238	$ (6,210,000)	$ 11,716	$ 606	$ 3,845,926		$ 107,866	$ 1,971

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $142,234 of securities loaned (cost $2,441,989)	$2,449,479
Investments in affiliated issuers, at value (cost $3,812,454)	3,845,926
Repurchase agreements, at value (cost $126,979)	126,979
Segregated cash with broker	31,250
Unamortized upfront premiums paid on credit default swaps	414,708
Unrealized appreciation on swap agreements	67,243
Receivables:
Interest	12,004
Dividends	7,045
Variation margin	5,078
Swap settlement	33
Securities lending income	7
Total assets	6,959,752

Liabilities:
Segregated cash due to broker	194,070
Overdraft due to custodian bank	14
Unrealized depreciation on swap agreements	10
Payable for:
Return of securities loaned	146,469
Fund shares redeemed	69,087
Securities purchased	6,956
Management fees	4,253
Transfer agent and administrative fees	1,418
Investor service fees	1,418
Portfolio accounting fees	567
Miscellaneous	11,710
Total liabilities	435,972
Commitments and contingent liabilities (Note 12)	—
Net assets	$6,523,780

Net assets consist of:
Paid in capital	$6,193,533
Undistributed net investment income	294,767
Accumulated net realized gain on investments	(47,631)
Net unrealized appreciation on investments	83,111
Net assets	$6,523,780
Capital shares outstanding	78,088
Net asset value per share	$83.54

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$26,248
Dividends from securities of affiliated issuers	107,866
Interest	19,628
Income from securities lending, net	127
Total investment income	153,869

Expenses:
Management fees	59,149
Investor service fees	19,716
Transfer agent and administrative fees	19,716
Professional fees	10,175
Portfolio accounting fees	7,886
Custodian fees	1,337
Trustees’ fees*	986
Miscellaneous	7,482
Total expenses	126,447
Net investment income	27,422

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	63,903
Investments in affiliated issuers	11,716
Swap agreements	551,498
Futures contracts	34,697
Distributions received from affiliated investment company shares	1,971
Net realized gain	663,785
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(49,430)
Investments in affiliated issuers	606
Swap agreements	(120,189)
Futures contracts	(11,490)
Net change in unrealized appreciation (depreciation)	(180,503)
Net realized and unrealized gain	483,282
Net increase in net assets resulting from operations	$510,704

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,422	$44,359
Net realized gain on investments	663,785	354,168
Net change in unrealized appreciation (depreciation) on investments	(180,503)	210,172
Net increase in net assets resulting from operations	510,704	608,699

Distributions to shareholders from:
Net investment income	(320,362)	(384,650)
Total distributions to shareholders	(320,362)	(384,650)

Capital share transactions:
Proceeds from sale of shares	26,835,037	57,855,138
Distributions reinvested	320,362	384,650
Cost of shares redeemed	(28,212,332)	(57,824,669)
Net increase (decrease) from capital share transactions	(1,056,933)	415,119
Net increase (decrease) in net assets	(866,591)	639,168

Net assets:
Beginning of year	7,390,371	6,751,203
End of year	$6,523,780	$7,390,371
Undistributed net investment income at end of year	$294,767	$320,362

Capital share activity:*
Shares sold	322,071	733,204	*
Shares issued from reinvestment of distributions	3,919	4,817	*
Shares redeemed	(338,582)	(737,152	)*
Net increase (decrease) in shares	(12,592)	869	*

*	Capital share activity for the period presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Period Ended December 31, 2014[a,e]
Per Share Data
Net asset value, beginning of period	$81.50	$75.17	$76.12	$75.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.14	(.30)	(.09)
Net gain (loss) on investments (realized and unrealized)	5.23	6.99	(.29)	1.21
Total from investment operations	5.52	7.13	(.59)	1.12
Less distributions from:
Net investment income	(3.48)	(.80)	—	—
Net realized gains	—	—	(.36)	—
Total distributions	(3.48)	(.80)	(.36)	—
Net asset value, end of period	$83.54	$81.50	$75.17	$76.12

Total Return[c]	6.87%	11.62%	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,524	$7,390	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	0.35%	0.51%	(0.39%)	(0.51%)
Total expenses[d]	1.60%	1.56%	1.49%	1.57%
Portfolio turnover rate	124%	255%	258%	—

[a]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended December 31, 2017, U.S. Government Money Market Fund returned 0.01%.

The initial “lift-off” in December 2015 failed to take hold, as the U.S. Federal Reserve (the “Fed”) only raised rates once in following 12 months. “Lift-off 2.0,” which began with the December 2016 rate hike, appears to have taken hold, as the U.S. economy continues to expand at a healthy clip and fears of higher interest rates stemming growth subside. At the start of 2017, the Fed anticipated three rate hikes in the year, based on committee members’ 2016 December “dot plot,” which materialized at the March, June, and December meetings.

Chair Janet Yellen will be replaced by Jerome Powell in early 2018. As of the most recent dot plot in December 2017, the Fed expects three rate hikes in 2018. The “dot plot” is issued by the Federal Open Market Committee to show where meeting participants think the fed funds rate should be at the end of upcoming years and for the longer run. The market is anticipating between three and four rate hikes in 2018.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.01%	0.00%	0.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

180 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 56.6%
Federal Home Loan Bank[1]
1.40% (1 Month USD LIBOR -0.14%) due 08/22/18[2]	$5,000,000	$5,000,000
1.41% (1 Month USD LIBOR -0.15%) due 03/23/18[2]	4,000,000	4,000,000
1.42% (1 Month USD LIBOR -0.13%) due 06/25/18[2]	3,000,000	3,000,000
1.50% (3 Month USD LIBOR -0.18%) due 03/26/18[2]	2,000,000	2,000,142
1.41% (1 Month USD LIBOR -0.15%) due 04/26/18[2]	2,000,000	1,999,974
1.43% (1 Month USD LIBOR -0.13%) due 11/23/18[2]	1,000,000	1,000,000
1.46% (3 Month USD LIBOR -0.22%) due 03/26/18[2]	800,000	799,906
1.42% (3 Month USD LIBOR -0.17%) due 03/15/18[2]	500,000	499,928
1.52% (3 Month USD LIBOR) due 03/08/18[2]	400,000	400,059
0.88% due 03/19/18	370,000	369,688
1.51% (3 Month USD LIBOR -0.12%) due 09/20/18[2]	300,000	300,093
3.25% due 03/09/18	160,000	160,557
2.38% due 03/09/18	150,000	150,278
1.14% due 02/27/18	80,000	79,981
Total Federal Home Loan Bank		19,760,606
Federal Farm Credit Bank[1]
1.60% (U.S. Prime Rate -2.90%) due 05/14/18[2]	7,000,000	7,006,531
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[2]	3,160,000	3,160,096
1.62% (3 Month USD LIBOR -0.05%) due 03/26/18[2]	1,250,000	1,250,473
1.65% (U.S. Prime Rate -2.85%) due 08/10/18[2]	1,000,000	1,001,723
1.54% (U.S. Prime Rate -2.96%) due 05/11/18[2]	1,000,000	1,000,694
1.49% (1 Month USD LIBOR + 0.12%) due 05/04/18[2]	560,000	560,445
1.57% (3 Month USD LIBOR -0.03%) due 09/18/18[2]	500,000	500,513
1.52% (1 Month USD LIBOR + 0.03%) due 01/17/18[2]	500,000	500,041
1.71% (3 Month USD LIBOR + 0.05%) due 06/22/18[2]	300,000	300,337
1.46% (3 Month USD LIBOR -0.03%) due 03/02/18[2]	155,000	155,073
1.00% due 01/22/18	140,000	139,980
1.11% due 02/20/18	118,000	117,971
Total Federal Farm Credit Bank		15,693,877

Fannie Mae[3]
1.10% due 03/12/18	3,100,000	3,099,205
1.59% (3 Month USD LIBOR -0.05%) due 03/21/18[2]	1,755,000	1,755,633
Total Fannie Mae		4,854,838
Freddie Mac[3]
0.88% due 03/07/18	3,960,000	3,957,373
Total Federal Agency Notes
(Cost $44,266,694)		44,266,694

U.S. TREASURY BILLS†† - 19.1%
U.S. Treasury Bills
1.30% due 03/22/18[4,5]	5,000,000	4,985,518
1.22% due 03/22/18[4,5]	3,000,000	2,991,311
1.44% due 06/14/18[4,5]	2,500,000	2,483,315
1.42% due 06/14/18[4,5]	2,500,000	2,483,315
1.22% due 04/26/18[4,5]	2,000,000	1,992,068
Total U.S. Treasury Bills
(Cost $14,935,527)		14,935,527

FEDERAL AGENCY DISCOUNT NOTES†† - 13.9%
Federal Home Loan Bank[1]
1.25% due 01/03/18[4,5]	3,800,000	3,799,737
1.67% due 12/04/18[4,5]	1,100,000	1,082,804
1.30% due 01/23/18[4,5]	485,000	484,615
1.55% due 06/13/18[4,5]	100,000	99,298
Total Federal Home Loan Bank		5,466,454
Fannie Mae[3]
1.25% due 01/03/18[4,5]	2,800,000	2,799,805
1.26% due 01/12/18[4,5]	1,750,000	1,749,326
Total Fannie Mae		4,549,131
Federal Farm Credit Bank[1]
1.16% due 01/18/18[4,5]	800,000	799,562
1.70% due 09/12/18[4,5]	100,000	98,801
Total Federal Farm Credit Bank		898,363
Total Federal Agency Discount Notes
(Cost $10,913,948)		10,913,948

REPURCHASE AGREEMENTS††,6 - 12.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	6,198,947	6,198,947
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	3,308,396	3,308,396
Total Repurchase Agreements
(Cost $9,507,343)		9,507,343

Total Investments - 101.7%
(Cost $79,623,512)		$79,623,512
Other Assets & Liabilities, net - (1.7)%		(1,354,297)
Total Net Assets - 100.0%		$78,269,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
U.S. GOVERNMENT MONEY MARKET FUND

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. The rate indicated is the rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$10,913,948	$—	$10,913,948
Federal Agency Notes	—	44,266,694	—	44,266,694
Repurchase Agreements	—	9,507,343	—	9,507,343
U.S. Treasury Bills	—	14,935,527	—	14,935,527
Total Assets	$—	$79,623,512	$—	$79,623,512

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $70,116,169)	$70,116,169
Repurchase agreements, at value (cost $9,507,343)	9,507,343
Receivables:
Interest	57,359
Investment adviser	1,312
Total assets	79,682,183

Liabilities:
Payable for:
Fund shares redeemed	1,237,299
Management fees	34,398
Transfer agent and administrative fees	13,759
Investor service fees	12,229
Portfolio accounting fees	6,880
Miscellaneous	108,403
Total liabilities	1,412,968
Commitments and contingent liabilities (Note 12)	—
Net assets	$78,269,215

Net assets consist of:
Paid in capital	$78,267,787
Undistributed net ivnestment income	—
Accumulated net realized gain on investments	1,428
Net unrealized appreciation on investments	—
Net assets	$78,269,215
Capital shares outstanding	78,254,180
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Interest	$681,641
Total investment income	681,641

Expenses:
Management fees	355,472
Investor service fees	177,736
Transfer agent and administrative fees	142,190
Professional fees	93,530
Portfolio accounting fees	71,094
Custodian fees	12,574
Trustees’ fees*	9,469
Line of credit fees	2,440
Miscellaneous	64,890
Total expenses	929,395
Less:
Expenses waived by service company	(151,791)
Expenses waived by distributor	(36)
Expenses waived by Adviser	(97,062)
Total waived expenses	(248,889)
Net expenses	680,506
Net investment income	1,135

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,605
Net realized gain	1,605
Net increase in net assets resulting from operations	$2,740

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,135	$31
Net realized gain on investments	1,605	27,009
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	2,740	27,040

Distributions to shareholders from:
Net investment income	(1,312)	(31)
Net realized gains	(6,371)	(3,808)
Total distributions to shareholders	(7,683)	(3,839)

Capital share transactions:
Proceeds from sale of shares	137,795,910	329,868,259
Distributions reinvested	7,683	3,839
Cost of shares redeemed	(121,233,340)	(367,369,762)
Net increase (decrease) from capital share transactions	16,570,253	(37,497,664)
Net increase (decrease) in net assets	16,565,310	(37,474,463)

Net assets:
Beginning of year	61,703,905	99,178,368
End of year	$78,269,215	$61,703,905
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	137,794,598	329,868,261
Shares issued from reinvestment of distributions	7,681	3,837
Shares redeemed	(121,233,339)	(367,369,762)
Net increase (decrease) in shares	16,568,940	(37,497,664)

184 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	—	[b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	—	[b]	— [b]	— [b]	— [b]
Total from investment operations	—	—		—	—	—
Less distributions from:
Net Investment Income	(—)[b]	(—	)b	(—)[b]	(—)[b]	(—)[b]
Net realized gains	(—)[b]	(—)[b]		(—)[b]	(—)[b]	(—)[b]
Total distributions	(—)[b]	(—)[b]		(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return[c]	0.01%	0.00%		0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,269	$61,704		$99,178	$98,358	$98,655
Ratios to average net assets:
Net investment income (loss)	— [e]	—	[e]	— [e]	— [e]	— [e]
Total expenses	1.31%	1.25%		1.20%	1.26%	1.23%
Net expenses[d]	0.96%	0.40%		0.13%	0.05%	0.07%
Portfolio turnover rate	—	—		—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 185

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2017, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of U.S. Government Money Market Fund which is a diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

186 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE RYDEX FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.33% at December 31, 2017.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also

188 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$3,552,509	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	735,809
NASDAQ-100® Fund	Index exposure, Liquidity	4,057,008	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	280,505
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,411,322	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	1,902,194	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,437,540	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	559,166	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,049,194	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	204,395
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,126,814	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	494,873
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	11,957,750	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	—	1,817,133
High Yield Strategy Fund	Duration, Index exposure, Liquidity	6,717,863	—

THE RYDEX FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The exchange bears the risk of loss for interest rate swaps.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$42,336,015	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,775,379
NASDAQ-100® Fund	Index exposure, Liquidity	22,730,531	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,373,411
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	61,004,748	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	92,043,587	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	7,143,374	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	249,249
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,213,187	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	9,532,149	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	1,160,002
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	32,289,651	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,557,276
High Yield Strategy Fund	Duration, Index exposure, Liquidity	59,169	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

190 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$6,737,500	$—

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The table on page 174 included on the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of December 31, 2017.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Default Risk	Total Value at December 31, 2017
Nova Fund	$134,035	$—	$—	$—	$134,035
Inverse S&P 500® Strategy Fund	—	9,581	—	—	9,581
NASDAQ-100® Fund	82,181	—	—	—	82,181
Inverse NASDAQ-100® Strategy Fund	—	4,888	—	—	4,888
S&P 500® 2x Strategy Fund	157,220	—	—	—	157,220
NASDAQ-100® 2x Strategy Fund	6,198	—	—	—	6,198
Mid-Cap 1.5x Strategy Fund	30,943	—	—	—	30,943
Inverse Mid-Cap Strategy Fund	—	601	—	—	601
Inverse Russell 2000® Strategy Fund	—	6,685	—	—	6,685
Dow 2x Strategy Fund	50,721	—	—	—	50,721
Inverse Dow 2x Strategy Fund	—	17,745	—	—	17,745
Government Long Bond 1.2x Strategy Fund	—	—	105,492	—	105,492
High Yield Strategy Fund	—	—	—	67,243	67,243

THE RYDEX FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Default Risk	Total Value at December 31, 2017
Nova Fund	$—	$113,785	$—	$—	$113,785
Inverse S&P 500® Strategy Fund	1,779	—	—	—	1,779
NASDAQ-100® Fund	—	65,619	—	—	65,619
S&P 500® 2x Strategy Fund	—	224,689	—	—	224,689
NASDAQ-100® 2x Strategy Fund	—	655,536	—	—	655,536
Mid-Cap 1.5x Strategy Fund	—	20,119	—	—	20,119
Russell 2000® 2x Strategy Fund	2,205	61,092	—	—	63,297
Russell 2000® 1.5x Strategy Fund	1,912	51,115	—	—	53,027
Inverse Russell 2000® Strategy Fund	666	—	—	—	666
Dow 2x Strategy Fund	—	169,898	—	—	169,898
Inverse Government Long Bond Strategy Fund	—	—	6,885	—	6,885
High Yield Strategy Fund	—	10	25,084	—	25,094

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Default Risk	Total
Nova Fund	$1,074,458	$7,991,316	$—	$—	$9,065,774
Inverse S&P 500® Strategy Fund	(48,680)	(768,305)	—	—	(816,985)
NASDAQ-100® Fund	1,884,930	4,870,100	—	—	6,755,030
Inverse NASDAQ-100® Strategy Fund	(2,262)	(463,051)	—	—	(465,313)
S&P 500® 2x Strategy Fund	778,787	9,537,829	—	—	10,316,616
NASDAQ-100® 2x Strategy Fund	1,142,843	19,924,944	—	—	21,067,787
Mid-Cap 1.5x Strategy Fund	400,698	1,825,179	—	—	2,225,877
Inverse Mid-Cap Strategy Fund	—	(49,078)	—	—	(49,078)
Russell 2000® 2x Strategy Fund	84,825	805,123	—	—	889,948
Russell 2000® 1.5x Strategy Fund	23,035	864,508	—	—	887,543
Inverse Russell 2000® Strategy Fund	9,846	(731,955)	—	—	(722,109)
Dow 2x Strategy Fund	382,392	6,636,973	—	—	7,019,365
Inverse Dow 2x Strategy Fund	(175,809)	(1,803,424)	—	—	(1,979,233)
Government Long Bond 1.2x Strategy Fund	—	—	315,884	—	315,884
Inverse Government Long Bond Strategy Fund	—	—	(79,037)	—	(79,037)
High Yield Strategy Fund	—	10,828	34,697	540,670	586,195

192 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Default Risk	Total
Nova Fund	$142,208	$(247,488)	$—	$—	$(105,280)
Inverse S&P 500® Strategy Fund	(2,700)	(23,015)	—	—	(25,715)
NASDAQ-100® Fund	135,613	29,234	—	—	164,847
Inverse NASDAQ-100® Strategy Fund	(568)	(24,144)	—	—	(24,712)
S&P 500® 2x Strategy Fund	158,908	103,124	—	—	262,032
NASDAQ-100® 2x Strategy Fund	42,441	(156,338)	—	—	(113,897)
Mid-Cap 1.5x Strategy Fund	164,768	(27,516)	—	—	137,252
Inverse Mid-Cap Strategy Fund	—	(554)	—	—	(554)
Russell 2000® 2x Strategy Fund	(1,989)	(119,122)	—	—	(121,111)
Russell 2000® 1.5x Strategy Fund	(1,479)	(115,203)	—	—	(116,682)
Inverse Russell 2000® Strategy Fund	(3,015)	(103,410)	—	—	(106,425)
Dow 2x Strategy Fund	57,566	(296,226)	—	—	(238,660)
Inverse Dow 2x Strategy Fund	(1,706)	(23,459)	—	—	(25,165)
Government Long Bond 1.2x Strategy Fund	—	—	(119,999)	—	(119,999)
Inverse Government Long Bond Strategy Fund	—	—	(11,288)	—	(11,288)
High Yield Strategy Fund	—	(3,746)	(11,490)	(116,443)	(131,679)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 193

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

		Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument				Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$9,581	$—	$9,581	$—	$—	$9,581
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	4,888	—	4,888	—	—	4,888
Inverse Mid-Cap Strategy Fund	Swap equity contracts	601	—	601	—	—	601
Inverse Russell 2000® Strategy Fund	Swap equity contracts	6,685	—	6,685	—	—	6,685
Inverse Dow 2x Strategy Fund	Swap equity contracts	17,745	—	17,745	—	—	17,745

		Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument				Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$113,785	$—	$113,785	$102,975	$—	$10,810
NASDAQ-100® Fund	Swap equity contracts	65,619	—	65,619	65,619	—	—
S&P 500® 2x Strategy Fund	Swap equity contracts	224,689	—	224,689	224,689	—	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	655,536	—	655,536	655,536	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	20,119	—	20,119	15,412	3,178	1,529
Russell 2000® 2x Strategy Fund	Swap equity contracts	61,092	—	61,092	50,906	10,186	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	51,115	—	51,115	41,584	9,531	—
Dow 2x Strategy Fund	Swap equity contracts	169,898	—	169,898	169,898	—	—
High Yield Strategy Fund	Swap equity contracts	10	—	10	—	—	10

[1]	Centrally cleared swaps are excluded from these reported amounts.

194 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of December 31, 2017. The derivatives tables following the Schedules of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total Return Swap agreements	$214,303	$—
	Goldman Sachs Group	Futures contracts	89,800	—
Nova Fund Total			304,103	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	210,000	—
	Goldman Sachs Group	Futures contracts	4,500	—
Inverse S&P 500® Strategy Fund Total			214,500	—
NASDAQ-100® Fund	Barclays Bank plc	Total Return Swap agreements	60,224	—
	Goldman Sachs Group	Futures contracts	71,840	—
NASDAQ-100® Fund Total			132,064	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	40,000	—
Inverse NASDAQ-100® Strategy Fund Total			40,000	—
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	2,697	—
	Goldman Sachs Group	Futures contracts	274,340	—
S&P 500® 2x Strategy Fund Total			277,037	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	15,438	—
	Goldman Sachs Group	Futures contracts	112,500	—
NASDAQ-100® 2x Strategy Fund Total			127,938	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	240,000	—
	Goldman Sachs Group	Futures contracts	312,000	—
Mid-Cap 1.5x Strategy Fund Total			552,000	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	280,000	—
	Goldman Sachs Group	Futures contracts	59,000	—
Russell 2000® 2x Strategy Fund Total			339,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	280,000	—
	Goldman Sachs Group	Futures contracts	94,400	—
Russell 2000® 1.5x Strategy Fund Total			374,400	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	110,000	—
	Goldman Sachs Group	Futures contracts	2,950	—
Inverse Russell 2000® Strategy Fund Total			112,950	—
Dow 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	399,103	—
	Goldman Sachs Group	Futures contracts	83,750	—
Dow 2x Strategy Fund Total			482,853	—
Inverse Dow 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	180,000	—
Inverse Dow 2x Strategy Fund Total			180,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	236,800	—
Government Long Bond 1.2x Strategy Fund Total			236,800	—
Inverse Government Long Bond Strategy Fund	Goldman Sachs Group	Futures contracts	18,500	—
Inverse Government Long Bond Strategy Fund Total			18,500	—
High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	—	194,070
	Goldman Sachs Group	Futures contracts	31,250	—
High Yield Strategy Fund Total			31,250	194,070

THE RYDEX FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

196 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Notes
1.41%			1.50% - 2.50%
Due 01/02/18	$28,652,652	$28,656,019	05/15/24 - 08/15/26	$31,210,500	$29,225,798

Bank of America Merrill Lynch			U.S. Treasury Bond
1.40%			3.88%
Due 01/02/18	15,292,005	15,293,789	04/15/29	7,605,000	15,597,858

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7– Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$1,731	$(1,731)	$—	$1,803	$—	$1,803
NASDAQ-100® Fund	457,023	(457,023)	—	475,766	—	475,766
S&P 500® 2x Strategy Fund	38,077	(38,077)	—	40,188	—	40,188
NASDAQ-100® 2x Strategy Fund	231,371	(231,371)	—	240,860	—	240,860
Mid-Cap 1.5x Strategy Fund	99,088	(99,088)	—	103,196	—	103,196
Russell 2000® 2x Strategy Fund	60,144	(60,144)	—	63,092	—	63,092
Russell 2000® 1.5x Strategy Fund	56,433	(56,433)	—	59,190	—	59,190
High Yield Strategy Fund	142,234	(142,234)	—	146,469	—	146,469

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$13,432	$1,183,600	$1,197,032
NASDAQ-100® Fund	—	5,453,414	5,453,414
S&P 500® 2x Strategy Fund	1,231,746	—	1,231,746
NASDAQ-100® 2x Strategy Fund	—	681,689	681,689
Mid-Cap 1.5x Strategy Fund	2,573,815	479,613	3,053,428
Russell 2000® 2x Strategy Fund	219,611	—	219,611
Russell 2000® 1.5x Strategy Fund	283,182	—	283,182
Dow 2x Strategy Fund	8,701	303,555	312,256
Government Long Bond 1.2x Strategy Fund	190,445	—	190,445
High Yield Strategy Fund	320,362	—	320,362
U.S. Government Money Market Fund	7,683	—	7,683

198 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
NASDAQ-100® Fund	$2,524,801	$4,817,270	$7,342,071
S&P 500® 2x Strategy Fund	55,023	2,375,553	2,430,576
NASDAQ-100® 2x Strategy Fund	—	2,940,879	2,940,879
Mid-Cap 1.5x Strategy Fund	—	750,000	750,000
Government Long Bond 1.2x Strategy Fund	274,658	—	274,658
High Yield Strategy Fund	384,650	—	384,650
U.S. Government Money Market Fund	3,839	—	3,839

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Nova Fund	$2,953,404	$—	$1,523,980	$—	$—	$4,477,384
Inverse S&P 500® Strategy Fund	—	—	21,023	(14,007,668)	—	(13,986,645)
NASDAQ-100® Fund	3,444,938	—	21,205,129	—	—	24,650,067
Inverse NASDAQ-100® Strategy Fund	—	—	7,861	(6,195,569)	—	(6,187,708)
S&P 500® 2x Strategy Fund	3,408,929	—	710,453	—	500	4,119,882
NASDAQ-100® 2x Strategy Fund	11,849,568	—	5,889,718	—	—	17,739,286
Mid-Cap 1.5x Strategy Fund	1,545,603	—	28,595	—	623	1,574,821
Inverse Mid-Cap Strategy Fund	—	—	1,190	(1,655,648)	—	(1,654,458)
Russell 2000® 2x Strategy Fund	568,395	—	80,389	(112,835)	—	535,949
Russell 2000® 1.5x Strategy Fund	457,824	—	240,505	—	—	698,329
Inverse Russell 2000® Strategy Fund	—	—	10,163	(6,607,415)	—	(6,597,252)
Dow 2x Strategy Fund	3,676,566	—	356,839	—	—	4,033,405
Inverse Dow 2x Strategy Fund	—	—	17,200	(18,026,043)	—	(18,008,843)
Government Long Bond 1.2x Strategy Fund	12,740	7,282	(29,106)	(11,038,202)	—	(11,047,286)
Inverse Government Long Bond Strategy Fund	—	—	(83,934)	(7,190,705)	—	(7,274,639)
High Yield Strategy Fund	294,767	—	98,899	(63,419)	—	330,247
U.S. Government Money Market Fund	1,428	—	—	—	—	1,428

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31,2017 capital loss carryforwards for the Fund(s) were as follows:

Fund	Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Inverse S&P 500® Strategy Fund	$(12,325,717)	$(1,681,951)	$(14,007,668)
Inverse NASDAQ-100® Strategy Fund	(5,338,543)	(857,026)	(6,195,569)
Inverse Mid-Cap Strategy Fund	(1,548,237)	(107,411)	(1,655,648	)*
Russell 2000® 2x Strategy Fund	(112,835)	—	(112,835	)*
Inverse Russell 2000® Strategy Fund	(5,778,308)	(829,107)	(6,607,415	)*
Inverse Dow 2x Strategy Fund	(15,847,144)	(2,178,899)	(18,026,043	)*
Government Long Bond 1.2x Strategy Fund	(8,152,138)	(2,886,064)	(11,038,202	)*
Inverse Government Long Bond Strategy Fund	(5,405,387)	(1,785,318)	(7,190,705	)*
High Yield Strategy Fund	—	(63,419)	(63,419)

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
S&P 500® 2x Strategy Fund	$—	$90,449	$90,449
Mid-Cap 1.5x Strategy Fund	—	251,705	251,705
Russell 2000® 2x Strategy Fund	—	71,140	71,140
Dow 2x Strategy Fund	—	868,837	868,837
Government Long Bond 1.2x Strategy Fund	—	393,023	393,023
High Yield Strategy Fund	—	344,478	344,478

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swaps, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the "mark-to-market" or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net investment losses, distribution reclasses, and the "mark-to-market" of certain derivatives. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Nova Fund	$7,126,273	$2,028	$(7,128,301)
Inverse S&P 500® Strategy Fund	(6,460)	6,460	—
NASDAQ-100® Fund	6,334,106	223,450	(6,557,556)
Inverse NASDAQ-100® Strategy Fund	(2,643)	2,643	—
S&P 500® 2x Strategy Fund	7,093,697	4,536	(7,098,233)
NASDAQ-100® 2x Strategy Fund	9,715,034	182,978	(9,898,012)
Mid-Cap 1.5x Strategy Fund	1,049,488	8,755	(1,058,243)
Inverse Mid-Cap Strategy Fund	(653)	653	—
Russell 2000® 2x Strategy Fund	548,828	23,242	(572,070)
Russell 2000® 1.5x Strategy Fund	564,292	19,251	(583,543)
Inverse Russell 2000® Strategy Fund	(26,976)	26,976	—
Dow 2x Strategy Fund	3,345,325	—	(3,345,325)
Inverse Dow 2x Strategy Fund	(22,925)	22,925	—
Inverse Government Long Bond Strategy Fund	(100,248)	100,248	—
High Yield Strategy Fund	—	267,345	(267,345)
U.S. Government Money Market Fund	1,921	177	(2,098)

200 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Nova Fund	$47,315,838	$1,702,131	$(178,151)	$1,523,980
Inverse S&P 500® Strategy Fund	2,621,533	22,526	(1,502)	21,024
NASDAQ-100® Fund	55,830,185	21,371,228	(166,100)	21,205,128
Inverse NASDAQ-100® Strategy Fund	740,910	7,861	—	7,861
S&P 500® 2x Strategy Fund	36,754,520	1,031,213	(320,760)	710,453
NASDAQ-100® 2x Strategy Fund	65,234,997	6,603,109	(713,391)	5,889,718
Mid-Cap 1.5x Strategy Fund	10,071,230	61,179	(32,584)	28,595
Inverse Mid-Cap Strategy Fund	174,809	1,190	—	1,190
Russell 2000® 2x Strategy Fund	7,162,538	177,511	(97,122)	80,389
Russell 2000® 1.5x Strategy Fund	9,250,267	305,811	(65,306)	240,505
Inverse Russell 2000® Strategy Fund	911,827	10,770	(608)	10,162
Dow 2x Strategy Fund	22,656,795	569,917	(213,077)	356,840
Inverse Dow 2x Strategy Fund	3,041,434	17,745	(545)	17,200
Government Long Bond 1.2x Strategy Fund	10,430,415	—	(29,106)	(29,106)
Inverse Government Long Bond Strategy Fund	4,984,761	—	(83,934)	(83,934)
High Yield Strategy Fund	6,390,719	117,252	(18,354)	98,898
U.S. Government Money Market Fund	79,623,512	—	—	—

Note 9 – Securities Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$133,068,505	$109,784,876
Inverse S&P 500® Strategy Fund	2,633,839	3,745,000
NASDAQ-100® Fund	81,653,026	69,341,848
Inverse NASDAQ-100® Strategy Fund	939,287	1,705,000
S&P 500® 2x Strategy Fund	87,282,531	75,745,915
NASDAQ-100® 2x Strategy Fund	70,775,261	46,756,490
Mid-Cap 1.5x Strategy Fund	40,076,323	47,995,818
Inverse Mid-Cap Strategy Fund	172,470	305,000
Russell 2000® 2x Strategy Fund	22,174,409	21,585,033
Russell 2000® 1.5x Strategy Fund	15,689,338	15,264,403
Inverse Russell 2000® Strategy Fund	6,344,579	7,905,000
Dow 2x Strategy Fund	37,824,784	33,574,763
Inverse Dow 2x Strategy Fund	13,570,741	12,700,000
Government Long Bond 1.2x Strategy Fund	13,173,900	14,250,000
Inverse Government Long Bond Strategy Fund	8,529,889	7,850,000
High Yield Strategy Fund	6,409,068	7,260,263
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$257,684,110	$262,180,313
Inverse Government Long Bond Strategy Fund	153,634,250	153,480,063

THE RYDEX FUNDS ANNUAL REPORT | 201

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$39,835,969	$32,250,849	$367,769
NASDAQ-100® Fund	32,787,235	36,902,558	1,779,422
S&P 500® 2x Strategy Fund	36,031,983	62,666,518	500,016
NASDAQ-100® 2x Strategy Fund	6,256,483	18,666,296	(187,939)
Mid-Cap 1.5x Strategy Fund	9,499,547	4,657,508	95,828
Russell 2000® 2x Strategy Fund	4,886,736	4,161,962	84,761
Russell 2000® 1.5x Strategy Fund	3,984,735	3,541,095	95,990
Dow 2x Strategy Fund	16,403,575	16,140,721	929,741
U.S. Government Money Market Fund	1,002,733	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.09% for the year ended December 31, 2017. The Funds did not have any borrowings outstanding under this agreement at December 31, 2017.

The average daily balances borrowed for the year ended December 31, 2017, were as follows:

Fund	Average Daily Balance
Nova Fund	$4,395
NASDAQ-100® Fund	20,480
S&P 500® 2x Strategy Fund	23,640
NASDAQ-100® 2x Strategy Fund	20,227
Mid-Cap 1.5x Strategy Fund	5,565
Inverse Mid-Cap Strategy Fund	6
Russell 2000® 2x Strategy Fund	2,985
Russell 2000® 1.5x Strategy Fund	2,646
Inverse Russell 2000® Strategy Fund	77
Dow 2x Strategy Fund	38,149
Inverse Dow 2x Strategy Fund	1,236
Government Long Bond 1.2x Strategy Fund	21,722
Inverse Government Long Bond Strategy Fund	457
U.S. Government Money Market Fund	106,948

202 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Share Splits

Effective December 1, 2016, a share split occurred for the following funds:

Fund	Split Type
Nova Fund	Two-for-One Share Split
Inverse S&P 500® Strategy Fund	One-for-Six Reverse Share Split
Inverse NASDAQ-100® Strategy Fund	One-for-Four Reverse Share Split
Inverse Mid-Cap Strategy Fund	One-for-Three Reverse Share Split
Inverse Russell 2000® Strategy Fund	One-for-Three Reverse Share Split
Inverse Dow 2x Strategy Fund	One-for-Three Reverse Share Split
Inverse Government Long Bond Strategy Fund	One-for-Three Reverse Share Split
High Yield Strategy Fund	One-for-Three Reverse Share Split

The effect of the share split was to multiply the number of outstanding shares of the Nova Fund by its split ratio, resulting in a corresponding decrease in the NAV. The effect of reverse share split was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

THE RYDEX FUNDS ANNUAL REPORT | 203

NOTES TO FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/

204 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

As a result of the dismissals above, there are no longer claims pending against the Rydex Variable Trust related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848.

THE RYDEX FUNDS ANNUAL REPORT | 205

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and U.S. Government Money Market Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (seventeen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seventeen of the funds constituting Rydex Variable Trust) at December 31, 2017, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Rydex Variable Trust	Statement of operations	Statement of changes in net assets	Financial highlights

Nova Fund

Inverse S&P 500® Strategy Fund

NASDAQ-100® Fund

Inverse NASDAQ-100® Strategy Fund

S&P 500® 2x Strategy Fund

NASDAQ-100® 2x Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse Mid-Cap Strategy Fund

Russell 2000® 2x Strategy Fund

Russell 2000® 1.5x Strategy Fund

Inverse Russell 2000® Strategy Fund

Dow 2x Strategy Fund

Inverse Dow 2x Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

U.S. Government Money Market Fund

	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
High Yield Strategy Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the three years in the period ended December 31, 2017 and the period from October 15, 2014 (commencement of operations) through December 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

206 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from the transfer agent and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2018

THE RYDEX FUNDS ANNUAL REPORT | 207

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Nova Fund	100.00%
S&P 500® 2x Strategy Fund	11.06%
Mid-Cap 1.5x Strategy Fund	7.18%
Russell 2000® 2x Strategy Fund	4.97%
Russell 2000® 1.5x Strategy Fund	7.18%
Dow 2x Strategy Fund	100.00%

With respect to the taxable year ended December 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$1,183,600	$989,117
NASDAQ-100® Fund	5,453,414	1,428,584
S&P 500® 2x Strategy Fund	—	179,984
NASDAQ-100® 2x Strategy Fund	681,689	649,425
Mid-Cap 1.5x Strategy Fund	479,613	475,079
Russell 2000® 2x Strategy Fund	—	72,048
Russell 2000® 1.5x Strategy Fund	—	26,041
Dow 2x Strategy Fund	303,555	569,376

208 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 209

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Current: Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	Epiphany Funds (3) (2009-present).
John O. Demaret (1940)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board, and Member of the Audit Committee.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, Chairman and Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Member of the Nominating and Governance Committee.	Current: Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Chairwoman and Member of the Investment and Performance Committee,	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

210 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Current: Vice President, Guggenheim Investments (2009-present).
Elisabeth Miller (1968)	Chief Compliance Officer

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012- present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 211

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

212 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 213

12.31.2017

Rydex Variable Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy
Japan 2x Strategy
Specialty Funds
Strengthening Dollar 2x Strategy
Weakening Dollar 2x Strategy

GuggenheimInvestments.com	RVATB2-ANN-2-1217x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	62
STRENGTHENING DOLLAR 2x STRATEGY FUND	69
WEAKENING DOLLAR 2x STRATEGY FUND	76
NOTES TO FINANCIAL STATEMENTS	83
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99
OTHER INFORMATION	100
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	102
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	105

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2017.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2017

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the funds are not actively “managed.” This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ●Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2017

The market story at the end of 2017 was one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which was bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditures plans in the coming quarters. The economy could also benefit from favorable financial conditions both in the U.S. and abroad, which could keep economic growth well above 2% in 2018.

While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently participating in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.

Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of 2018 core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.83%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.03%. The return of the MSCI Emerging Markets Index* was 37.28%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.54% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.50%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.86% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500 is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2017

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2017 and ending December 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.73%	10.73%	$ 1,000.00	$ 1,107.30	$ 9.19
S&P 500® Pure Value Fund	1.63%	11.53%	1,000.00	1,115.30	8.69
S&P MidCap 400® Pure Growth Fund	1.61%	9.50%	1,000.00	1,095.00	8.50
S&P MidCap 400® Pure Value Fund	1.61%	10.52%	1,000.00	1,105.20	8.54
S&P SmallCap 600® Pure Growth Fund	1.62%	9.76%	1,000.00	1,097.60	8.57
S&P SmallCap 600® Pure Value Fund	1.62%	9.91%	1,000.00	1,099.10	8.57
Europe 1.25x Strategy Fund	1.78%	7.66%	1,000.00	1,076.60	9.32
Japan 2x Strategy Fund	1.97%	26.37%	1,000.00	1,263.70	11.24
Strengthening Dollar 2x Strategy Fund	1.80%	(5.88)%	1,000.00	941.20	8.81
Weakening Dollar 2x Strategy Fund	1.81%	5.49%	1,000.00	1,054.90	9.37

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.73%	5.00%	$ 1,000.00	$ 1,016.48	$ 8.79
S&P 500® Pure Value Fund	1.63%	5.00%	1,000.00	1,016.99	8.29
S&P MidCap 400® Pure Growth Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
S&P MidCap 400® Pure Value Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
S&P SmallCap 600® Pure Growth Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
S&P SmallCap 600® Pure Value Fund	1.62%	5.00%	1,000.00	1,017.04	8.24
Europe 1.25x Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Japan 2x Strategy Fund	1.97%	5.00%	1,000.00	1,015.27	10.01
Strengthening Dollar 2x Strategy Fund	1.80%	5.00%	1,000.00	1,016.13	9.15
Weakening Dollar 2x Strategy Fund	1.81%	5.00%	1,000.00	1,016.08	9.20

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2017 to December 31, 2017.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2017, S&P 500® Pure Growth Fund returned 24.39%, compared with a return of 26.70% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index, followed by Health Care. Energy was the only sector that detracted from performance. The Utilities sector contributed least.

Stocks contributing the most to return of the underlying index were NVIDIA Corp., Applied Materials, Inc., and Lam Research Corp. Incyte Corp., Advance Auto Parts, Inc., and Ulta Beauty, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Applied Materials, Inc.	1.8%
Vertex Pharmaceuticals, Inc.	1.7%
Centene Corp.	1.7%
PulteGroup, Inc.	1.7%
PayPal Holdings, Inc.	1.6%
NVIDIA Corp.	1.6%
Adobe Systems, Inc.	1.6%
Netflix, Inc.	1.6%
Lam Research Corp.	1.6%
Cboe Global Markets, Inc.	1.5%
Top Ten Total	16.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	24.39%	15.43%	9.79%
S&P 500 Pure Growth Index	26.70%	17.41%	11.79%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 29.1%
Vertex Pharmaceuticals, Inc.*	6,300	$944,118
Centene Corp.*	9,200	928,096
PayPal Holdings, Inc.*	12,190	897,428
Total System Services, Inc.	10,592	837,721
Align Technology, Inc.*	3,570	793,218
Illumina, Inc.*	2,800	611,772
Intuitive Surgical, Inc.*	1,650	602,151
AbbVie, Inc.	6,200	599,602
Hologic, Inc.*	14,000	598,500
UnitedHealth Group, Inc.	2,660	586,424
United Rentals, Inc.*	3,150	541,516
Global Payments, Inc.	5,200	521,248
Edwards Lifesciences Corp.*	4,490	506,068
Cigna Corp.	2,300	467,107
Moody’s Corp.	3,100	457,591
Estee Lauder Companies, Inc. — Class A	3,500	445,340
IDEXX Laboratories, Inc.*	2,680	419,099
Cintas Corp.	2,652	413,261
Becton Dickinson and Co.	1,920	411,063
Avery Dennison Corp.	3,300	379,038
Gartner, Inc.*	3,012	370,928
ResMed, Inc.	4,200	355,698
Constellation Brands, Inc. — Class A	1,510	345,141
Stryker Corp.	2,210	342,196
Boston Scientific Corp.*	13,110	324,997
Abbott Laboratories	5,600	319,592
S&P Global, Inc.	1,880	318,472
Monster Beverage Corp.*	4,900	310,121
Cooper Companies, Inc.	1,400	305,032
Regeneron Pharmaceuticals, Inc.*	800	300,768
Incyte Corp.*	2,687	254,486
Zoetis, Inc.	3,500	252,140
Celgene Corp.*	2,138	223,121
Total Consumer, Non-cyclical		15,983,053

Technology - 26.1%
Applied Materials, Inc.	19,374	990,399
NVIDIA Corp.	4,609	891,842
Adobe Systems, Inc.*	5,070	888,467
Lam Research Corp.	4,661	857,950
Red Hat, Inc.*	6,947	834,335
Broadcom Ltd.	3,202	822,594
Activision Blizzard, Inc.	12,780	809,230
salesforce.com, Inc.*	6,847	699,969
Qorvo, Inc.*	9,000	599,400
Cerner Corp.*	8,869	597,682
Cadence Design Systems, Inc.*	14,200	593,844
Apple, Inc.	3,500	592,305
Skyworks Solutions, Inc.	6,073	576,631
Microchip Technology, Inc.	5,992	526,577
Micron Technology, Inc.*	12,400	509,888
Synopsys, Inc.*	5,400	460,296
ANSYS, Inc.*	3,100	457,529
Cognizant Technology Solutions Corp. — Class A	5,900	419,018
Intuit, Inc.	2,600	410,228
Analog Devices, Inc.	4,465	397,519
Electronic Arts, Inc.*	2,942	309,086
KLA-Tencor Corp.	2,900	304,703
NetApp, Inc.	5,400	298,728
Texas Instruments, Inc.	2,523	263,502
Fiserv, Inc.*	1,850	242,590
Total Technology		14,354,312

Financial - 13.3%
Cboe Global Markets, Inc.	6,800	847,212
CBRE Group, Inc. — Class A*	16,300	705,953
Prologis, Inc. REIT	9,955	642,197
Progressive Corp.	11,200	630,784
Visa, Inc. — Class A	5,400	615,708
SBA Communications Corp. REIT*	3,300	539,088
American Tower Corp. — Class A REIT	3,670	523,599
Mastercard, Inc. — Class A	3,370	510,083
E*TRADE Financial Corp.*	10,098	500,558
Intercontinental Exchange, Inc.	6,570	463,579
Extra Space Storage, Inc. REIT	4,912	429,554
Charles Schwab Corp.	6,350	326,200
T. Rowe Price Group, Inc.	3,100	325,283
Equinix, Inc. REIT	500	226,610
Total Financial		7,286,408

Consumer, Cyclical - 10.2%
PulteGroup, Inc.	27,500	914,375
DR Horton, Inc.	16,400	837,548
Marriott International, Inc. — Class A	5,320	722,083
Norwegian Cruise Line Holdings Ltd.*	10,900	580,425
Wyndham Worldwide Corp.	4,600	533,002
Aptiv plc	5,700	483,531
Dollar Tree, Inc.*	4,425	474,847
Home Depot, Inc.	2,300	435,919
Michael Kors Holdings Ltd.*	6,100	383,995
Wynn Resorts Ltd.	1,500	252,885
Total Consumer, Cyclical		5,618,610

Industrial - 9.9%
Corning, Inc.	18,690	597,893
Boeing Co.	1,700	501,347
Agilent Technologies, Inc.	6,700	448,699
Waste Management, Inc.	4,600	396,980
Mettler-Toledo International, Inc.*	600	371,712
Fortune Brands Home & Security, Inc.	5,400	369,576
Roper Technologies, Inc.	1,400	362,600
Rockwell Collins, Inc.	2,600	352,612
Waters Corp.*	1,700	328,423
Amphenol Corp. — Class A	3,730	327,494
AMETEK, Inc.	4,500	326,115
AO Smith Corp.	5,295	324,478
TransDigm Group, Inc.	1,000	274,620
CSX Corp.	4,900	269,549

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P 500® PURE GROWTH FUND

	Shares	Value

Illinois Tool Works, Inc.	1,260	$210,231
Total Industrial		5,462,329

Communications - 9.7%
Netflix, Inc.*	4,470	858,061
Facebook, Inc. — Class A*	4,451	785,423
Amazon.com, Inc.*	650	760,156
eBay, Inc.*	15,300	577,422
VeriSign, Inc.*	4,717	539,814
Charter Communications, Inc. — Class A*	1,520	510,659
Motorola Solutions, Inc.	4,828	436,162
Priceline Group, Inc.*	204	354,499
Alphabet, Inc. — Class A*	248	261,243
Alphabet, Inc. — Class C*	240	251,136
LogMeIn, Inc.	1	114
Total Communications		5,334,689

Basic Materials - 1.3%
Sherwin-Williams Co.	1,100	451,044
FMC Corp.	3,000	283,980
Total Basic Materials		735,024

Total Common Stocks
(Cost $44,778,125)		54,774,425

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$222,518	222,518
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	118,759	118,759
Total Repurchase Agreements
(Cost $341,277)		341,277

Total Investments - 100.2%
(Cost $45,119,402)		$55,115,702
Other Assets & Liabilities, net - (0.2)%		(93,197)
Total Net Assets - 100.0%		$55,022,505

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,774,425	$—	$—	$54,774,425
Repurchase Agreements	—	341,277	—	341,277
Total Assets	$54,774,425	$341,277	$—	$55,115,702

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $44,778,125)	$54,774,425
Repurchase agreements, at value (cost $341,277)	341,277
Cash	11,592
Receivables:
Fund shares sold	324,806
Securities sold	298,726
Dividends	25,044
Interest	40
Securities lending income	21
Total assets	55,775,931

Liabilities:
Payable for:
Securities purchased	601,901
Management fees	35,197
Fund shares redeemed	16,751
Transfer agent and administrative fees	11,732
Investor service fees	11,732
Portfolio accounting fees	4,693
Miscellaneous	71,420
Total liabilities	753,426
Commitments and contingent liabilities (Note 12)	—
Net assets	$55,022,505

Net assets consist of:
Paid in capital	$41,694,293
Undistributed net investment income	—
Accumulated net realized gain on investments	3,331,912
Net unrealized appreciation on investments	9,996,300
Net assets	$55,022,505
Capital shares outstanding	1,094,438
Net asset value per share	$50.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$409,715
Interest	2,599
Income from securities lending, net	2,088
Total investment income	414,402

Expenses:
Management fees	357,187
Investor service fees	119,062
Transfer agent and administrative fees	119,062
Professional fees	70,063
Portfolio accounting fees	47,625
Tax expense	29,225
Custodian fees	8,129
Trustees’ fees*	5,821
Line of credit fees	29
Miscellaneous	38,806
Total expenses	795,009
Net investment loss	(380,607)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,058,588
Net realized gain	6,058,588
Net change in unrealized appreciation (depreciation) on:
Investments	4,261,174
Net change in unrealized appreciation (depreciation)	4,261,174
Net realized and unrealized gain	10,319,762
Net increase in net assets resulting from operations	$9,939,155

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(380,607)	$(229,575)
Net realized gain on investments	6,058,588	3,957,390
Net change in unrealized appreciation (depreciation) on investments	4,261,174	(5,310,795)
Net increase (decrease) in net assets resulting from operations	9,939,155	(1,582,980)

Distributions to shareholders from:
Net realized gains	(2,087,780)	(2,097,841)
Total distributions to shareholders	(2,087,780)	(2,097,841)

Capital share transactions:
Proceeds from sale of shares	135,382,187	106,079,539
Distributions reinvested	2,087,780	2,097,841
Cost of shares redeemed	(134,206,512)	(138,232,653)
Net increase (decrease) from capital share transactions	3,263,455	(30,055,273)
Net increase (decrease) in net assets	11,114,830	(33,736,094)

Net assets:
Beginning of year	43,907,675	77,643,769
End of year	$55,022,505	$43,907,675
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	2,880,090	2,509,196
Shares issued from reinvestment of distributions	45,200	49,118
Shares redeemed	(2,868,566)	(3,296,405)
Net increase (decrease) in shares	56,724	(738,091)

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$42.31	$43.72	$47.51	$47.61	$33.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.23)	(.25)	(.33)	(.18)
Net gain (loss) on investments (realized and unrealized)	10.51	1.38	.91	6.19	14.10
Total from investment operations	10.13	1.15	.66	5.86	13.92
Less distributions from:
Net realized gains	(2.17)	(2.56)	(4.45)	(5.96)	—
Total distributions	(2.17)	(2.56)	(4.45)	(5.96)	—
Net asset value, end of period	$50.27	$42.31	$43.72	$47.51	$47.61

Total Return[b]	24.39%	2.58%	1.08%	12.42%	41.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,023	$43,908	$77,644	$87,942	$61,887
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.54%)	(0.54%)	(0.67%)	(0.44%)
Total expenses	1.67%	1.56%	1.51%	1.57%	1.54%
Portfolio turnover rate	303%	265%	174%	251%	324%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2017, S&P 500® Pure Value Fund returned 15.86%, compared with a return of 17.71% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading contributor to performance of the underlying index for the period, followed by the Consumer Discretionary sector. Telecommunications Services was the only sector that detracted from performance. The Information Technology sector contributed the least.

The strongest contributors to performance of the underlying index for the year included Centene Corp., Anthem, Inc., and PulteGroup, Inc. The stocks detracting most from performance of the underlying index were Transocean Ltd., Endo International Plc, and CenturyLink, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
CenturyLink, Inc.	2.4%
Berkshire Hathaway, Inc. — Class B	2.2%
Envision Healthcare Corp.	2.1%
Kohl’s Corp.	1.8%
Archer-Daniels-Midland Co.	1.7%
Ford Motor Co.	1.7%
General Motors Co.	1.7%
Signet Jewelers Ltd.	1.6%
Macy’s, Inc.	1.6%
Leucadia National Corp.	1.6%
Top Ten Total	18.4%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	15.86%	14.71%	8.19%
S&P 500 Pure Value Index	17.71%	16.64%	10.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Financial - 26.8%
Berkshire Hathaway, Inc. — Class B*	4,991	$989,316
Prudential Financial, Inc.	5,717	657,341
Loews Corp.	11,158	558,235
Lincoln National Corp.	6,930	532,709
Navient Corp.	38,442	512,047
Capital One Financial Corp.	4,967	494,614
MetLife, Inc.	9,298	470,107
Assurant, Inc.	4,660	469,914
XL Group Ltd.	12,999	457,045
Citigroup, Inc.	5,880	437,531
American International Group, Inc.	7,045	419,741
Everest Re Group Ltd.	1,880	415,969
Hartford Financial Services Group, Inc.	7,292	410,394
Unum Group	7,225	396,580
Citizens Financial Group, Inc.	9,260	388,735
Travelers Companies, Inc.	2,270	307,903
Goldman Sachs Group, Inc.	1,198	305,202
Morgan Stanley	5,590	293,307
Regions Financial Corp.	16,590	286,675
Aflac, Inc.	3,196	280,545
People’s United Financial, Inc.	14,600	273,020
SunTrust Banks, Inc.	4,002	258,489
Chubb Ltd.	1,728	252,513
Fifth Third Bancorp	7,434	225,548
KeyCorp	10,940	220,660
Zions Bancorporation	4,280	217,552
Wells Fargo & Co.	3,430	208,098
BB&T Corp.	3,881	192,963
Bank of New York Mellon Corp.	3,480	187,433
JPMorgan Chase & Co.	1,690	180,729
Cincinnati Financial Corp.	2,380	178,428
PNC Financial Services Group, Inc.	1,076	155,256
Huntington Bancshares, Inc.	10,505	152,953
Invesco Ltd.	4,070	148,718
Total Financial		11,936,270

Consumer, Cyclical - 23.0%
Kohl’s Corp.[1]	14,750	799,893
Ford Motor Co.	60,257	752,610
General Motors Co.	18,164	744,542
Signet Jewelers Ltd.	12,630	714,227
Macy’s, Inc.	27,646	696,403
CVS Health Corp.	8,419	610,377
Goodyear Tire & Rubber Co.	18,590	600,643
United Continental Holdings, Inc.*	8,360	563,464
Target Corp.	8,070	526,568
Best Buy Company, Inc.	7,350	503,254
Newell Brands, Inc.	15,770	487,293
Foot Locker, Inc.[1]	9,030	423,326
Whirlpool Corp.	2,380	401,363
Walgreens Boots Alliance, Inc.	4,549	330,348
Nordstrom, Inc.	6,713	318,062
Advance Auto Parts, Inc.	2,960	295,082
Wal-Mart Stores, Inc.	2,918	288,153
Delta Air Lines, Inc.	4,300	240,800
PVH Corp.	1,640	225,024
Alaska Air Group, Inc.	2,980	219,060
Gap, Inc.	5,550	189,033
Costco Wholesale Corp.	910	169,369
Genuine Parts Co.	1,570	149,166
Total Consumer, Cyclical		10,248,060

Consumer, Non-cyclical - 16.9%
Envision Healthcare Corp.*	26,670	921,715
Archer-Daniels-Midland Co.	19,380	776,750
Express Scripts Holding Co.*	8,745	652,727
McKesson Corp.	3,700	577,015
Cardinal Health, Inc.	9,039	553,819
Kroger Co.	18,850	517,432
Quanta Services, Inc.*	12,790	500,217
Patterson Companies, Inc.	10,450	377,559
AmerisourceBergen Corp. — Class A	3,840	352,589
Molson Coors Brewing Co. — Class B	4,250	348,798
Mylan N.V.*	7,100	300,401
DaVita, Inc.*	4,084	295,069
Universal Health Services, Inc. — Class B	2,500	283,375
Tyson Foods, Inc. — Class A	3,085	250,101
Humana, Inc.	980	243,109
Coty, Inc. — Class A	11,260	223,961
Sysco Corp.	3,350	203,446
JM Smucker Co.	1,280	159,027
Total Consumer, Non-cyclical		7,537,110

Energy - 11.6%
TechnipFMC plc	21,880	685,063
Valero Energy Corp.	7,185	660,373
Andeavor	5,760	658,598
Baker Hughes a GE Co.	19,960	631,534
Marathon Petroleum Corp.	7,373	486,470
Phillips 66	4,037	408,343
Range Resources Corp.	22,930	391,186
Kinder Morgan, Inc.	18,810	339,897
National Oilwell Varco, Inc.	9,100	327,782
Chevron Corp.	1,700	212,823
Chesapeake Energy Corp.*,1	46,960	185,962
Exxon Mobil Corp.	1,900	158,916
Total Energy		5,146,947

Communications - 5.8%
CenturyLink, Inc.	63,577	1,060,464
Viacom, Inc. — Class B	12,270	378,039
News Corp. — Class A	17,948	290,937
AT&T, Inc.	6,540	254,275
Discovery Communications, Inc. — Class C*	8,780	185,873
Discovery Communications, Inc. — Class A*,1	6,570	147,036
Interpublic Group of Companies, Inc.	7,180	144,749
News Corp. — Class B	5,737	95,234
Total Communications		2,556,607

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P 500® PURE VALUE FUND

	Shares	Value

Industrial - 4.7%
Fluor Corp.	11,708	$604,718
Jacobs Engineering Group, Inc.	5,273	347,807
WestRock Co.	5,360	338,806
Johnson Controls International plc	7,370	280,871
General Electric Co.	10,410	181,654
Textron, Inc.	3,176	179,730
Eaton Corporation plc	2,224	175,718
Total Industrial		2,109,304

Utilities - 3.7%
SCANA Corp.	10,990	437,182
AES Corp.	39,857	431,651
Exelon Corp.	8,581	338,177
PG&E Corp.	5,820	260,911
Duke Energy Corp.	2,149	180,753
Total Utilities		1,648,674

Technology - 3.2%
Hewlett Packard Enterprise Co.	43,980	631,553
Xerox Corp.	17,424	507,909
Western Digital Corp.	3,287	261,415
Total Technology		1,400,877

Basic Materials - 2.4%
Mosaic Co.	23,176	594,696
Nucor Corp.	4,600	292,468
DowDuPont, Inc.	2,770	197,280
Total Basic Materials		1,084,444

Diversified - 1.6%
Leucadia National Corp.	26,070	690,594

Total Common Stocks
(Cost $36,940,479)		44,358,887

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$191,696	191,696
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	102,309	102,309
Total Repurchase Agreements
(Cost $294,005)		294,005

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	1,218,249	1,218,249
Total Securities Lending Collateral
(Cost $1,218,249)		1,218,249

Total Investments - 103.1%
(Cost $38,452,733)		$45,871,141
Other Assets & Liabilities, net - (3.1)%		(1,375,597)
Total Net Assets - 100.0%		$44,495,544

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$44,358,887	$—	$—	$44,358,887
Repurchase Agreements	—	294,005	—	294,005
Securities Lending Collateral	1,218,249	—	—	1,218,249
Total Assets	$45,577,136	$294,005	$—	$45,871,141

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $1,162,899 of securities loaned (cost $38,158,728)	$45,577,136
Repurchase agreements, at value (cost $294,005)	294,005
Receivables:
Fund shares sold	383,401
Dividends	46,649
Securities lending income	59
Interest	35
Total assets	46,301,285

Liabilities:
Payable for:
Return of securities loaned	1,218,249
Securities purchased	379,280
Fund shares redeemed	83,853
Management fees	27,323
Transfer agent and administrative fees	9,108
Investor service fees	9,108
Portfolio accounting fees	3,643
Miscellaneous	75,177
Total liabilities	1,805,741
Commitments and contingent liabilities (Note 12)	—
Net assets	$44,495,544

Net assets consist of:
Paid in capital	$36,403,115
Undistributed net investment income	252,334
Accumulated net realized gain on investments	421,687
Net unrealized appreciation on investments	7,418,408
Net assets	$44,495,544
Capital shares outstanding	719,692
Net asset value per share	$61.83

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$921,912
Interest	1,995
Income from securities lending, net	1,190
Total investment income	925,097

Expenses:
Management fees	311,416
Investor service fees	103,805
Transfer agent and administrative fees	103,805
Professional fees	59,942
Portfolio accounting fees	41,522
Custodian fees	7,040
Trustees’ fees*	4,830
Tax expense	3,062
Line of credit fees	65
Miscellaneous	34,964
Total expenses	670,451
Net investment income	254,646

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,034,225
Net realized gain	4,034,225
Net change in unrealized appreciation (depreciation) on:
Investments	1,242,426
Net change in unrealized appreciation (depreciation)	1,242,426
Net realized and unrealized gain	5,276,651
Net increase in net assets resulting from operations	$5,531,297

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$254,646	$311,589
Net realized gain on investments	4,034,225	2,579,759
Net change in unrealized appreciation (depreciation) on investments	1,242,426	2,366,999
Net increase in net assets resulting from operations	5,531,297	5,258,347

Distributions to shareholders from:
Net investment income	(313,901)	(401,556)
Net realized gains	(1,917,632)	(1,016,397)
Total distributions to shareholders	(2,231,533)	(1,417,953)

Capital share transactions:
Proceeds from sale of shares	45,594,001	74,464,953
Distributions reinvested	2,231,533	1,417,953
Cost of shares redeemed	(51,478,447)	(67,200,697)
Net increase (decrease) from capital share transactions	(3,652,913)	8,682,209
Net increase (decrease) in net assets	(353,149)	12,522,603

Net assets:
Beginning of year	44,848,693	32,326,090
End of year	$44,495,544	$44,848,693
Undistributed net investment income at end of year	$252,334	$311,589

Capital share activity:
Shares sold	778,343	1,449,037	*
Shares issued from reinvestment of distributions	39,764	27,250	*
Shares redeemed	(892,928)	(1,327,228	)*
Net increase (decrease) in shares	(74,821)	149,059	*

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$56.45	$50.08	$71.22	$69.60	$47.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.83	.63	.42	.21
Net gain (loss) on investments (realized and unrealized)	8.28	9.87	(5.87)	7.10	21.48
Total from investment operations	8.63	10.70	(5.24)	7.52	21.69
Less distributions from:
Net investment income	(.46)	(1.23)	(.82)	(.34)	—
Net realized gains	(2.79)	(3.10)	(15.08)	(5.56)	—
Total distributions	(3.25)	(4.33)	(15.90)	(5.90)	—
Net asset value, end of period	$61.83	$56.45	$50.08	$71.22	$69.60

Total Return[b]	15.86%	17.40%	(9.38%)	10.94%	45.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,496	$44,849	$32,326	$63,165	$74,001
Ratios to average net assets:
Net investment income (loss)	0.61%	0.88%	1.02%	0.58%	0.35%
Total expenses	1.61%	1.56%	1.51%	1.57%	1.54%
Portfolio turnover rate	127%	207%	162%	209%	371%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2017, S&P MidCap 400® Pure Growth Fund returned 18.73%, compared with a return of 20.79% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Information Technology sector contributed the most to the return of the underlying index for the period, followed by the Health Care sector. No sector detracted from performance. The Utilities sector and the Consumer Staples sector contributed the least.

Cognex Corp., Take-Two Interactive Software, Inc., and ABIOMED, Inc. added the most to return of the underlying index for the year. Dick’s Sporting Goods, Inc., Papa John’s International, Inc., and InterDigital, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Akorn, Inc.	2.0%
ABIOMED, Inc.	1.9%
KB Home	1.8%
Louisiana-Pacific Corp.	1.8%
MKS Instruments, Inc.	1.8%
IPG Photonics Corp.	1.8%
Medidata Solutions, Inc.	1.8%
Skechers U.S.A., Inc. — Class A	1.8%
TRI Pointe Group, Inc.	1.7%
Jabil, Inc.	1.7%
Top Ten Total	18.1%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	18.73%	10.28%	9.58%
S&P MidCap 400 Pure Growth Index	20.79%	12.05%	11.34%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer, Non-cyclical - 23.9%
Akorn, Inc.*	12,593	$405,873
ABIOMED, Inc.*	2,020	378,568
LivaNova plc*	4,010	320,479
Catalent, Inc.*	7,390	303,581
Masimo Corp.*	3,080	261,184
Hill-Rom Holdings, Inc.	3,060	257,928
Globus Medical, Inc. — Class A*	5,950	244,545
Live Nation Entertainment, Inc.*	5,710	243,075
Charles River Laboratories International, Inc.*	2,120	232,034
Sprouts Farmers Market, Inc.*	8,750	213,062
Brink’s Co.	2,660	209,342
Bioverativ, Inc.*	3,800	204,896
Service Corporation International	4,710	175,777
HealthSouth Corp.	3,460	170,959
Lamb Weston Holdings, Inc.	3,000	169,350
Bio-Techne Corp.	1,260	163,233
MarketAxess Holdings, Inc.	793	159,988
Teleflex, Inc.	610	151,780
Sotheby’s*	2,880	148,608
Rollins, Inc.	2,890	134,472
CoreLogic, Inc.*	2,801	129,434
WEX, Inc.*	710	100,273
Bio-Rad Laboratories, Inc. — Class A*	360	85,921
Total Consumer, Non-cyclical		4,864,362

Technology - 20.8%
MKS Instruments, Inc.	3,890	367,605
IPG Photonics Corp.*	1,708	365,734
Medidata Solutions, Inc.*	5,740	363,744
MSCI, Inc. — Class A	2,518	318,628
Fortinet, Inc.*	7,280	318,063
Broadridge Financial Solutions, Inc.	2,856	258,696
Teradyne, Inc.	5,790	242,427
Monolithic Power Systems, Inc.	2,155	242,136
Integrated Device Technology, Inc.*	8,139	241,972
Blackbaud, Inc.	2,340	221,107
Cirrus Logic, Inc.*	3,773	195,668
MAXIMUS, Inc.	2,270	162,487
Tyler Technologies, Inc.*	870	154,033
Ultimate Software Group, Inc.*	681	148,615
j2 Global, Inc.	1,920	144,058
Silicon Laboratories, Inc.*	1,580	139,514
Fair Isaac Corp.	905	138,646
Jack Henry & Associates, Inc.	1,120	130,995
Microsemi Corp.*	1,792	92,557
Total Technology		4,246,685

Industrial - 18.8%
Louisiana-Pacific Corp.*	14,010	367,903
Jabil, Inc.	13,340	350,175
Coherent, Inc.*	1,230	347,130
Cognex Corp.	5,498	336,258
KLX, Inc.*	4,710	321,457
Dycom Industries, Inc.*	2,830	315,347
Zebra Technologies Corp. — Class A*	2,436	252,857
Graco, Inc.	5,180	234,239
Littelfuse, Inc.	933	184,566
Orbital ATK, Inc.	1,310	172,265
Old Dominion Freight Line, Inc.	1,282	168,647
Lennox International, Inc.	800	166,608
Teledyne Technologies, Inc.*	650	117,748
Trimble, Inc.*	2,620	106,477
IDEX Corp.	780	102,937
Eagle Materials, Inc.	878	99,477
Nordson Corp.	660	96,624
National Instruments Corp.	2,130	88,672
Total Industrial		3,829,387

Consumer, Cyclical - 17.2%
KB Home	11,790	376,690
Skechers U.S.A., Inc. — Class A*	9,604	363,415
TRI Pointe Group, Inc.*	19,790	354,637
NVR, Inc.*	99	347,314
Thor Industries, Inc.	2,130	321,033
Toll Brothers, Inc.	6,630	318,373
Churchill Downs, Inc.	1,367	318,101
Copart, Inc.*	5,898	254,735
Herman Miller, Inc.	5,760	230,688
Delphi Technologies plc*	3,740	196,238
Domino’s Pizza, Inc.	860	162,505
Polaris Industries, Inc.	1,250	154,988
Pool Corp.	902	116,944
Total Consumer, Cyclical		3,515,661

Financial - 13.6%
CNO Financial Group, Inc.	13,780	340,228
First Industrial Realty Trust, Inc. REIT	7,736	243,452
Primerica, Inc.	2,340	237,627
Janus Henderson Group plc	5,830	223,056
Kemper Corp.	3,170	218,413
DCT Industrial Trust, Inc. REIT	3,235	190,153
CoreSite Realty Corp. REIT	1,580	179,962
SEI Investments Co.	2,440	175,338
Bank of the Ozarks	3,278	158,819
Synovus Financial Corp.	3,240	155,325
East West Bancorp, Inc.	2,290	139,301
Federated Investors, Inc. — Class B	3,270	117,982
SVB Financial Group*	500	116,885
Texas Capital Bancshares, Inc.*	1,220	108,458
Interactive Brokers Group, Inc. — Class A	1,360	80,526
Eaton Vance Corp.	1,390	78,382
Total Financial		2,763,907

Communications - 2.8%
LogMeIn, Inc.	1,694	193,963
New York Times Co. — Class A	7,180	132,830
FactSet Research Systems, Inc.	660	127,222
InterDigital, Inc.	1,634	124,429
Total Communications		578,444

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Basic Materials - 2.5%
Royal Gold, Inc.	2,462	$202,179
Versum Materials, Inc.	5,133	194,284
Chemours Co.	2,050	102,623
Total Basic Materials		499,086

Total Common Stocks
(Cost $17,740,940)		20,297,532

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.2%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$31,240	31,240
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	16,673	16,673
Total Repurchase Agreements
(Cost $47,913)		$47,913

Total Investments - 99.8%
(Cost $17,788,853)		$20,345,445
Other Assets & Liabilities, net - 0.2%		48,876
Total Net Assets - 100.0%		$20,394,321

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,297,532	$—	$—	$20,297,532
Repurchase Agreements	—	47,913	—	47,913
Total Assets	$20,297,532	$47,913	$—	$20,345,445

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $17,740,940)	$20,297,532
Repurchase agreements, at value (cost $47,913)	47,913
Receivables:
Securities sold	121,616
Fund shares sold	57,278
Dividends	14,485
Securities lending income	15
Interest	6
Total assets	20,538,845

Liabilities:
Overdraft due to custodian bank	1,471
Payable for:
Securities purchased	80,525
Management fees	13,520
Fund shares redeemed	7,540
Transfer agent and administrative fees	4,507
Investor service fees	4,507
Portfolio accounting fees	1,802
Miscellaneous	30,652
Total liabilities	144,524
Commitments and contingent liabilities (Note 12)	—
Net assets	$20,394,321

Net assets consist of:
Paid in capital	$16,916,881
Undistributed net investment income	—
Accumulated net realized gain on investments	920,848
Net unrealized appreciation on investments	2,556,592
Net assets	$20,394,321
Capital shares outstanding	518,833
Net asset value per share	$39.31

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$185,328
Interest	1,128
Income from securities lending, net	368
Total investment income	186,824

Expenses:
Management fees	154,609
Investor service fees	51,536
Transfer agent and administrative fees	51,536
Professional fees	31,165
Portfolio accounting fees	20,615
Custodian fees	3,640
Trustees’ fees*	2,731
Line of credit fees	39
Miscellaneous	15,551
Total expenses	331,422
Net investment loss	(144,598)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,534,052
Net realized gain	2,534,052
Net change in unrealized appreciation (depreciation) on:
Investments	1,073,528
Net change in unrealized appreciation (depreciation)	1,073,528
Net realized and unrealized gain	3,607,580
Net increase in net assets resulting from operations	$3,462,982

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(144,598)	$(148,149)
Net realized gain on investments	2,534,052	1,320,585
Net change in unrealized appreciation (depreciation) on investments	1,073,528	(2,117,736)
Net increase (decrease) in net assets resulting from operations	3,462,982	(945,300)

Capital share transactions:
Proceeds from sale of shares	37,220,117	53,165,131
Cost of shares redeemed	(39,349,617)	(67,302,715)
Net decrease from capital share transactions	(2,129,500)	(14,137,584)
Net increase (decrease) in net assets	1,333,482	(15,082,884)

Net assets:
Beginning of year	19,060,839	34,143,723
End of year	$20,394,321	$19,060,839
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,043,953	1,665,435
Shares redeemed	(1,100,852)	(2,148,974)
Net decrease in shares	(56,899)	(483,539)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$33.11	$32.23	$34.05	$43.02	$34.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.22)	(.22)	(.28)	(.17)
Net gain (loss) on investments (realized and unrealized)	6.45	1.10	.88	(.31)	11.79
Total from investment operations	6.20	.88	.66	(.59)	11.62
Less distributions from:
Net realized gains	—	—	(2.48)	(8.38)	(3.26)
Total distributions	—	—	(2.48)	(8.38)	(3.26)
Net asset value, end of period	$39.31	$33.11	$32.23	$34.05	$43.02

Total Return[b]	18.73%	2.70%	1.32%	(1.55%)	34.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,394	$19,061	$34,144	$29,927	$49,701
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.71%)	(0.64%)	(0.67%)	(0.43%)
Total expenses	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	233%	296%	269%	380%	335%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2017, S&P MidCap 400® Pure Value Fund returned 13.15%, compared with a return of 15.17% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary and Information Technology sectors contributed the most to the return of the underlying index for the period. The Consumer Staples and Health Care sectors detracted the most from return.

KB Home, First Solar, Inc., and CalAtlantic Group, Inc. added the most to return of the underlying index for the year. Frontier Communications Corp. — Class B, Endo International Plc, and World Fuel Services Corp. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
LifePoint Health, Inc.	2.7%
Office Depot, Inc.	2.7%
Avnet, Inc.	2.4%
GameStop Corp. — Class A	2.4%
Dillard’s, Inc. — Class A	2.3%
Genworth Financial, Inc. — Class A	2.3%
World Fuel Services Corp.	2.3%
Owens & Minor, Inc.	2.2%
Bed Bath & Beyond, Inc.	2.1%
Arrow Electronics, Inc.	2.0%
Top Ten Total	23.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	13.15%	13.25%	7.84%
S&P MidCap 400 Pure Value Index	15.17%	15.36%	10.07%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

32 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Industrial - 18.7%
Avnet, Inc.	10,590	$419,576
Arrow Electronics, Inc.*	4,274	343,672
Tech Data Corp.*	3,504	343,287
AECOM*	8,407	312,320
SYNNEX Corp.	1,810	246,069
Esterline Technologies Corp.*	2,880	215,136
Ryder System, Inc.	2,100	176,757
Regal Beloit Corp.	1,887	144,544
AGCO Corp.	2,022	144,431
Trinity Industries, Inc.	3,430	128,488
EMCOR Group, Inc.	1,430	116,903
Greif, Inc. — Class A	1,908	115,587
KBR, Inc.	5,800	115,014
Owens-Illinois, Inc.*	4,420	97,991
Worthington Industries, Inc.	2,200	96,932
Kirby Corp.*	1,300	86,840
GATX Corp.	1,300	80,808
Knowles Corp.*	5,030	73,740
Total Industrial		3,258,095

Consumer, Cyclical - 18.7%
Office Depot, Inc.	133,562	472,810
GameStop Corp. — Class A	22,900	411,055
Dillard’s, Inc. — Class A1	6,800	408,340
World Fuel Services Corp.	14,179	398,997
Bed Bath & Beyond, Inc.	16,660	366,353
Dick’s Sporting Goods, Inc.	10,150	291,711
AutoNation, Inc.*	4,590	235,605
Cooper Tire & Rubber Co.	5,650	199,727
Big Lots, Inc.	2,668	149,808
JetBlue Airways Corp.*	6,000	134,040
HNI Corp.	2,570	99,125
International Speedway Corp. — Class A	1,922	76,592
Total Consumer, Cyclical		3,244,163

Financial - 17.4%
Genworth Financial, Inc. — Class A*	130,747	406,623
Legg Mason, Inc.	5,899	247,640
Old Republic International Corp.	10,937	233,833
Reinsurance Group of America, Inc. — Class A	1,316	205,204
Aspen Insurance Holdings Ltd.	4,010	162,806
Alleghany Corp.*	230	137,101
Hanover Insurance Group, Inc.	1,259	136,073
WR Berkley Corp.	1,886	135,132
New York Community Bancorp, Inc.	10,280	133,845
Sabra Health Care REIT, Inc. REIT	7,060	132,516
FNB Corp.	9,420	130,184
Stifel Financial Corp.	2,135	127,161
Mercury General Corp.	2,115	113,026
Washington Prime Group, Inc. REIT	15,260	108,651
American Financial Group, Inc.	877	95,189
LaSalle Hotel Properties REIT	3,389	95,130
Associated Banc-Corp.	3,627	92,126
PacWest Bancorp	1,800	90,720
Umpqua Holdings Corp.	3,980	82,784
Alexander & Baldwin, Inc. REIT	2,900	80,446
United Bankshares, Inc.	2,300	79,925
Total Financial		3,026,115

Consumer, Non-cyclical - 16.3%
LifePoint Health, Inc.*	9,506	473,399
Owens & Minor, Inc.	20,054	378,620
United Natural Foods, Inc.*	6,531	321,782
TreeHouse Foods, Inc.*	6,430	318,028
Dean Foods Co.	24,024	277,718
Acadia Healthcare Company, Inc.*	7,090	231,346
ManpowerGroup, Inc.	1,637	206,442
Aaron’s, Inc.	3,917	156,092
Avis Budget Group, Inc.*	3,490	153,141
Graham Holdings Co. — Class B	240	134,004
MEDNAX, Inc.*	2,000	106,880
Adtalem Global Education, Inc.*	2,035	85,572
Total Consumer, Non-cyclical		2,843,024

Energy - 14.9%
NOW, Inc.*	29,950	330,348
PBF Energy, Inc. — Class A	9,300	329,685
Diamond Offshore Drilling, Inc.*,1	13,970	259,702
HollyFrontier Corp.	4,659	238,634
Ensco plc — Class A	37,210	219,911
Murphy USA, Inc.*	2,362	189,810
QEP Resources, Inc.*	18,910	180,969
Rowan Companies plc — Class A*	11,130	174,296
Gulfport Energy Corp.*	12,900	164,604
Oceaneering International, Inc.	7,207	152,356
Murphy Oil Corp.	4,480	139,104
CNX Resources Corp.*	9,360	136,937
Callon Petroleum Co.*	6,540	79,461
Total Energy		2,595,817

Basic Materials - 7.2%
Domtar Corp.	6,657	329,655
United States Steel Corp.	8,300	292,077
Reliance Steel & Aluminum Co.	3,262	279,847
Commercial Metals Co.	11,256	239,978
Allegheny Technologies, Inc.*	4,310	104,043
Total Basic Materials		1,245,600

Technology - 3.3%
Convergys Corp.	6,590	154,865
Synaptics, Inc.*	3,820	152,571
NCR Corp.*	3,160	107,408
NetScout Systems, Inc.*	2,660	80,997
Diebold Nixdorf, Inc.[1]	4,933	80,655
Total Technology		576,496

Communications - 3.0%
Telephone & Data Systems, Inc.	9,905	275,359
Ciena Corp.*	6,970	145,882

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

ARRIS International plc*	4,130	$106,100
Total Communications		527,341

Total Common Stocks
(Cost $15,055,646)		17,316,651

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$80,912	80,912
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	43,183	43,183
Total Repurchase Agreements
(Cost $124,095)		124,095

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	543,771	543,771
Total Securities Lending Collateral
(Cost $543,771)		543,771

Total Investments - 103.3%
(Cost $15,723,512)		$17,984,517
Other Assets & Liabilities, net - (3.3)%		(569,080)
Total Net Assets - 100.0%		$17,415,437

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,316,651	$—	$—	$17,316,651
Repurchase Agreements	—	124,095	—	124,095
Securities Lending Collateral	543,771	—	—	543,771
Total Assets	$17,860,422	$124,095	$—	$17,984,517

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $520,772 of securities loaned (cost $15,599,417)	$17,860,422
Repurchase agreements, at value (cost $124,095)	124,095
Cash	268
Receivables:
Fund shares sold	70,775
Dividends	12,991
Securities lending income	1,085
Interest	14
Total assets	18,069,650

Liabilities:
Payable for:
Return of securities loaned	543,771
Fund shares redeemed	64,220
Management fees	10,135
Transfer agent and administrative fees	3,379
Investor service fees	3,379
Portfolio accounting fees	1,351
Miscellaneous	27,978
Total liabilities	654,213
Commitments and contingent liabilities (Note 12)	—
Net assets	$17,415,437

Net assets consist of:
Paid in capital	$14,098,300
Undistributed net investment income	—
Accumulated net realized gain on investments	1,056,132
Net unrealized appreciation on investments	2,261,005
Net assets	$17,415,437
Capital shares outstanding	349,807
Net asset value per share	$49.79

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$252,256
Interest	853
Income from securities lending, net	8,690
Total investment income	261,799

Expenses:
Management fees	130,527
Investor service fees	43,509
Transfer agent and administrative fees	43,509
Professional fees	24,700
Portfolio accounting fees	17,404
Custodian fees	3,054
Trustees’ fees*	2,282
Line of credit fees	23
Miscellaneous	14,451
Total expenses	279,459
Net investment loss	(17,660)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,203,311
Net realized gain	3,203,311
Net change in unrealized appreciation (depreciation) on:
Investments	(1,434,502)
Net change in unrealized appreciation (depreciation)	(1,434,502)
Net realized and unrealized gain	1,768,809
Net increase in net assets resulting from operations	$1,751,149

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(17,660)	$(15,790)
Net realized gain on investments	3,203,311	2,647,427
Net change in unrealized appreciation (depreciation) on investments	(1,434,502)	2,343,449
Net increase in net assets resulting from operations	1,751,149	4,975,086

Distributions to shareholders from:
Net investment income	—	(78,852)
Net realized gains	(2,937,929)	—
Total distributions to shareholders	(2,937,929)	(78,852)

Capital share transactions:
Proceeds from sale of shares	20,987,144	64,197,074
Distributions reinvested	2,937,929	78,852
Cost of shares redeemed	(35,529,984)	(50,972,378)
Net increase (decrease) from capital share transactions	(11,604,911)	13,303,548
Net increase (decrease) in net assets	(12,791,691)	18,199,782

Net assets:
Beginning of year	30,207,128	12,007,346
End of year	$17,415,437	$30,207,128
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	407,681	1,357,429	*
Shares issued from reinvestment of distributions	64,912	1,647	*
Shares redeemed	(678,573)	(1,087,157	)*
Net increase (decrease) in shares	(205,980)	271,919	*

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$54.35	$42.30	$53.78	$58.55	$43.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.06)	.26	.05	.03
Net gain (loss) on investments (realized and unrealized)	6.13	12.41	(5.93)	3.68	15.42
Total from investment operations	6.08	12.35	(5.67)	3.73	15.45
Less distributions from:
Net investment income	—	(.30)	(.08)	(.05)	(.05)
Net realized gains	(10.64)	—	(5.73)	(8.45)	—
Total distributions	(10.64)	(.30)	(5.81)	(8.50)	(.05)
Net asset value, end of period	$49.79	$54.35	$42.30	$53.78	$58.55

Total Return[b]	13.15%	28.89%	(11.86%)	6.72%	35.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,415	$30,207	$12,007	$17,460	$28,156
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.07%)	0.52%	0.08%	0.04%
Total expenses	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	144%	282%	280%	353%	499%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2017, S&P SmallCap 600® Pure Growth Fund return was 16.08%, compared with a gain of 18.21% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Consumer Discretionary sector and the Health Care sector contributed the most to the return of the underlying index for the period. The Consumer Staples sector was the only one to detract from return. The Telecommunications Services sector contributed the least.

The best-performing stocks of the underlying index were LendingTree, Inc., Installed Building Products, Inc., and MKS Instruments, Inc. The weakest performers of the underlying index were Progenics Pharmaceuticals, Inc., AMAG Pharmaceuticals, Inc., and Synchronoss Technologies, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Applied Optoelectronics, Inc.	1.4%
OraSure Technologies, Inc.	1.3%
Four Corners Property Trust, Inc.	1.3%
Mercury Systems, Inc.	1.3%
NMI Holdings, Inc. — Class A	1.3%
LendingTree, Inc.	1.3%
MiMedx Group, Inc.	1.3%
LGI Homes, Inc.	1.3%
Innoviva, Inc.	1.2%
Cutera, Inc.	1.2%
Top Ten Total	12.9%

“Ten Largest Holdings” excludes any temporary cash investments.

38 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	16.08%	14.17%	9.38%
S&P SmallCap 600 Pure Growth Index	18.21%	16.15%	11.55%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 33.2%
OraSure Technologies, Inc.*	14,609	$275,526
LendingTree, Inc.*,1	762	259,423
MiMedx Group, Inc.*,1	20,540	259,009
Innoviva, Inc.*	17,732	251,617
Cutera, Inc.*	5,500	249,425
BioTelemetry, Inc.*	8,184	244,702
Supernus Pharmaceuticals, Inc.*	6,031	240,335
Corcept Therapeutics, Inc.*,1	12,970	234,238
Calavo Growers, Inc.[1]	2,576	217,414
Enanta Pharmaceuticals, Inc.*	3,628	212,891
AMN Healthcare Services, Inc.*	3,940	194,045
Insperity, Inc.	3,380	193,843
Integer Holdings Corp.*	3,800	172,140
NutriSystem, Inc.	3,024	159,062
Amedisys, Inc.*	2,990	157,603
On Assignment, Inc.*	2,440	156,819
ICU Medical, Inc.*	720	155,520
Providence Service Corp.*	2,540	150,724
Healthcare Services Group, Inc.	2,770	146,034
Emergent BioSolutions, Inc.*	3,100	144,057
LeMaitre Vascular, Inc.	4,348	138,440
Korn/Ferry International	3,260	134,899
Ligand Pharmaceuticals, Inc. — Class B*	984	134,739
Coca-Cola Bottling Company Consolidated	620	133,461
LHC Group, Inc.*	2,140	131,075
Inogen, Inc.*	1,090	129,797
Central Garden & Pet Co. — Class A*	3,440	129,722
Merit Medical Systems, Inc.*	2,787	120,398
Chemed Corp.	470	114,219
Medifast, Inc.	1,560	108,904
Momenta Pharmaceuticals, Inc.*	7,600	106,020
Repligen Corp.*	2,910	105,575
ANI Pharmaceuticals, Inc.*	1,612	103,894
Cantel Medical Corp.	1,001	102,973
CorVel Corp.*	1,930	102,097
Myriad Genetics, Inc.*	2,850	97,883
Tivity Health, Inc.*	2,560	93,568
Green Dot Corp. — Class A*	1,470	88,582
Neogen Corp.*	1,065	87,554
Heska Corp.*	969	77,724
Nektar Therapeutics*	1,210	72,261
Phibro Animal Health Corp. — Class A	2,150	72,025
Orthofix International N.V.*	1,150	62,905
Surmodics, Inc.*	2,220	62,160
Eagle Pharmaceuticals, Inc.*	1,149	61,380
Inter Parfums, Inc.	1,200	52,140
Lantheus Holdings, Inc.*	2,130	43,559
Central Garden & Pet Co.*	1,019	39,660
Total Consumer, Non-cyclical		6,782,041

Industrial - 18.0%
Applied Optoelectronics, Inc.*,1	7,600	287,432
TTM Technologies, Inc.*	14,321	224,410
KEMET Corp.*	14,590	219,726
TopBuild Corp.*	2,900	219,646
EnPro Industries, Inc.	1,980	185,150
Control4 Corp.*	5,980	177,965
Proto Labs, Inc.*,1	1,720	177,160
Patrick Industries, Inc.*	2,435	169,076
Trex Company, Inc.*	1,540	166,920
PGT Innovations, Inc.*	9,666	162,872
II-VI, Inc.*	3,272	153,620
Electro Scientific Industries, Inc.*	7,030	150,653
US Concrete, Inc.*	1,800	150,570
Rogers Corp.*	820	132,774
John Bean Technologies Corp.	972	107,698
Alamo Group, Inc.	880	99,326
Comfort Systems USA, Inc.	2,170	94,721
Aerovironment, Inc.*	1,640	92,102
Harsco Corp.*	4,560	85,044
Aerojet Rocketdyne Holdings, Inc.*	2,540	79,248
American Woodmark Corp.*	600	78,150
Vicor Corp.*	3,259	68,113
Forward Air Corp.	1,130	64,907
Simpson Manufacturing Company, Inc.	1,070	61,429
Barnes Group, Inc.	960	60,739
Axon Enterprise, Inc.*	2,138	56,657
Advanced Energy Industries, Inc.*	745	50,273
Albany International Corp. — Class A	810	49,774
Raven Industries, Inc.	1,330	45,685
Total Industrial		3,671,840

Consumer, Cyclical - 15.9%
LGI Homes, Inc.*	3,440	258,103
Installed Building Products, Inc.*	2,961	224,888
Five Below, Inc.*	2,856	189,410
Scientific Games Corp. — Class A*	3,457	177,344
Sleep Number Corp.*	4,610	173,290
Marriott Vacations Worldwide Corp.	1,210	163,604
Ollie’s Bargain Outlet Holdings, Inc.*	3,069	163,424
Winnebago Industries, Inc.	2,896	161,018
Fox Factory Holding Corp.*	4,007	155,672
Cavco Industries, Inc.*	1,010	154,126
Dave & Buster’s Entertainment, Inc.*	2,669	147,249
Penn National Gaming, Inc.*	4,510	141,299
FirstCash, Inc.	1,880	126,806
LCI Industries	972	126,360
Ruth’s Hospitality Group, Inc.	5,820	126,003
iRobot Corp.*,1	1,500	115,050
PetMed Express, Inc.	2,500	113,750
Monarch Casino & Resort, Inc.*	2,480	111,154
Wingstop, Inc.	2,843	110,820
RH*	1,210	104,314
Boyd Gaming Corp.	2,470	86,573
Interface, Inc. — Class A	2,450	61,617
Shake Shack, Inc. — Class A*	1,240	53,568
Total Consumer, Cyclical		3,245,442

Technology - 14.8%
Mercury Systems, Inc.*	5,141	263,990
Axcelis Technologies, Inc.*	8,560	245,672

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Qualys, Inc.*	4,120	$244,522
Brooks Automation, Inc.	10,250	244,463
Cohu, Inc.	9,560	209,842
Rudolph Technologies, Inc.*	8,620	206,018
CEVA, Inc.*	4,341	200,337
Virtusa Corp.*	4,070	179,406
Kulicke & Soffa Industries, Inc.*	7,350	178,862
MaxLinear, Inc. — Class A*	6,430	169,881
Ebix, Inc.[1]	1,744	138,212
Barracuda Networks, Inc.*	4,270	117,425
Omnicell, Inc.*	2,410	116,885
Quality Systems, Inc.*	8,210	111,492
Cabot Microelectronics Corp.	1,040	97,843
ExlService Holdings, Inc.*	1,590	95,956
TeleTech Holdings, Inc.	1,710	68,828
Progress Software Corp.	1,290	54,915
SPS Commerce, Inc.*	940	45,675
Rambus, Inc.*	3,078	43,769
Total Technology		3,033,993

Financial - 11.8%
Four Corners Property Trust, Inc. REIT	10,292	264,504
NMI Holdings, Inc. — Class A*	15,490	263,330
National Storage Affiliates Trust REIT	9,020	245,885
National Bank Holdings Corp. — Class A	6,640	215,335
Walker & Dunlop, Inc.*	4,501	213,798
Third Point Reinsurance Ltd.*	10,370	151,921
Evercore, Inc. — Class A	1,535	138,150
BofI Holding, Inc.*,1	4,474	133,773
HFF, Inc. — Class A	2,710	131,814
Easterly Government Properties, Inc. REIT	5,990	127,827
LegacyTexas Financial Group, Inc.	2,545	107,424
Pacific Premier Bancorp, Inc.*	2,330	93,200
Meta Financial Group, Inc.	910	84,311
ServisFirst Bancshares, Inc.	1,746	72,459
Lexington Realty Trust REIT	6,858	66,180
WageWorks, Inc.*	940	58,280
EastGroup Properties, Inc. REIT[1]	620	54,796
Total Financial		2,422,987

Communications - 4.5%
Stamps.com, Inc.*	1,106	207,928
World Wrestling Entertainment, Inc. — Class A	5,688	173,939
QuinStreet, Inc.*	14,980	125,532
CalAmp Corp.*	5,390	115,507
XO Group, Inc.*	6,100	112,606
Vonage Holdings Corp.*	7,210	73,326
Shutterstock, Inc.*	1,390	59,812
Cogent Communications Holdings, Inc.	995	45,074
Total Communications		913,724

Basic Materials - 1.7%
Kraton Corp.*	3,435	165,464
Koppers Holdings, Inc.*	2,610	132,849
Ingevity Corp.*	600	42,282
Total Basic Materials		340,595

Total Common Stocks
(Cost $16,903,790)		20,410,622

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$90,629	90,629
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	48,369	48,369
Total Repurchase Agreements
(Cost $138,998)		138,998

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	1,291,503	1,291,503
Total Securities Lending Collateral
(Cost $1,291,503)		1,291,503

Total Investments - 106.9%
(Cost $18,334,291)		$21,841,123
Other Assets & Liabilities, net - (6.9)%		(1,402,935)
Total Net Assets - 100.0%		$20,438,188

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,410,622	$—	$—	$20,410,622
Repurchase Agreements	—	138,998	—	138,998
Securities Lending Collateral	1,291,503	—	—	1,291,503
Total Assets	$21,702,125	$138,998	$—	$21,841,123

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $1,237,803 of securities loaned (cost $18,195,293)	$21,702,125
Repurchase agreements, at value (cost $138,998)	138,998
Receivables:
Securities sold	220,780
Fund shares sold	23,221
Dividends	7,978
Securities lending income	2,786
Interest	16
Total assets	22,095,904

Liabilities:
Payable for:
Return of securities loaned	1,291,503
Fund shares redeemed	311,106
Management fees	12,826
Transfer agent and administrative fees	4,275
Investor service fees	4,275
Portfolio accounting fees	1,710
Miscellaneous	32,021
Total liabilities	1,657,716
Commitments and contingent liabilities (Note 12)	—
Net assets	$20,438,188

Net assets consist of:
Paid in capital	$16,945,275
Undistributed net investment income	1,221
Accumulated net realized loss on investments	(15,140)
Net unrealized appreciation on investments	3,506,832
Net assets	$20,438,188
Capital shares outstanding	371,969
Net asset value per share	$54.95

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$126,028
Interest	988
Income from securities lending, net	8,681
Total investment income	135,697

Expenses:
Management fees	144,314
Investor service fees	48,105
Transfer agent and administrative fees	48,104
Professional fees	29,655
Portfolio accounting fees	19,242
Custodian fees	3,287
Trustees’ fees*	2,247
Line of credit fees	8
Miscellaneous	14,391
Total expenses	309,353
Net investment loss	(173,656)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,913,809
Net realized gain	1,913,809
Net change in unrealized appreciation (depreciation) on:
Investments	383,097
Net change in unrealized appreciation (depreciation)	383,097
Net realized and unrealized gain	2,296,906
Net increase in net assets resulting from operations	$2,123,250

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(173,656)	$(53,294)
Net realized gain on investments	1,913,809	1,486,851
Net change in unrealized appreciation (depreciation) on investments	383,097	275,329
Net increase in net assets resulting from operations	2,123,250	1,708,886

Distributions to shareholders from:
Net realized gains	(799,644)	—
Total distributions to shareholders	(799,644)	—

Capital share transactions:
Proceeds from sale of shares	48,903,502	76,277,555
Distributions reinvested	799,644	—
Cost of shares redeemed	(51,432,819)	(79,298,060)
Net decrease from capital share transactions	(1,729,673)	(3,020,505)
Net decrease in net assets	(406,067)	(1,311,619)

Net assets:
Beginning of year	20,844,255	22,155,874
End of year	$20,438,188	$20,844,255
Undistributed net investment income at end of year	$1,221	$—

Capital share activity:
Shares sold	940,267	1,749,429
Shares issued from reinvestment of distributions	15,863	—
Shares redeemed	(1,002,241)	(1,858,795)
Net decrease in shares	(46,111)	(109,366)

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$49.86	$42.01	$45.67	$45.67	$34.20
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.14)	(.30)	(.38)	(.32)
Net gain (loss) on investments (realized and unrealized)	8.25	7.99	.62	.38	14.34
Total from investment operations	7.78	7.85	.32	—	14.02
Less distributions from:
Net realized gains	(2.69)	—	(3.98)	—	(2.55)
Total distributions	(2.69)	—	(3.98)	—	(2.55)
Net asset value, end of period	$54.95	$49.86	$42.01	$45.67	$45.67

Total Return[b]	16.08%	18.69%	(0.37%)	0.00%	41.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,438	$20,844	$22,156	$25,379	$48,492
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.32%)	(0.64%)	(0.85%)	(0.78%)
Total expenses	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	280%	475%	282%	268%	350%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2017, S&P SmallCap 600® Pure Value Fund returned -0.28%, compared with a return of 1.24% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to the return of the underlying index for the year were the Information Technology sector and Health Care sector. The Consumer Discretionary sector and the Energy sector detracted the most from return.

The stocks contributing the most to return of the underlying index were RH, Inc., Electro Scientific Industries, Inc. and Comtech Telecommunications Corp. Those detracting the most from return of the underlying index were Adeptus Health, Inc. — Class A, Fred’s, Inc. — Class A, and Tuesday Morning Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Finish Line, Inc. — Class A	1.6%
DHI Group, Inc.	1.4%
Barnes & Noble Education, Inc.	1.4%
Olympic Steel, Inc.	1.4%
Big 5 Sporting Goods Corp.	1.3%
Green Plains, Inc.	1.3%
Barnes & Noble, Inc.	1.2%
Cloud Peak Energy, Inc.	1.2%
Perry Ellis International, Inc.	1.2%
ScanSource, Inc.	1.2%
Top Ten Total	13.2%

“Ten Largest Holdings” excludes any temporary cash investments.

46 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	(0.28%)	10.45%	7.47%
S&P SmallCap 600 Pure Value Index	1.24%	12.32%	9.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	December 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Cyclical - 36.6%
Finish Line, Inc. — Class A1	19,790	$287,549
Barnes & Noble Education, Inc.*	29,424	242,454
Big 5 Sporting Goods Corp.[1]	30,923	235,015
Barnes & Noble, Inc.	32,113	215,157
Perry Ellis International, Inc.*	8,487	212,514
ScanSource, Inc.*	5,922	212,008
Veritiv Corp.*	6,737	194,699
Hibbett Sports, Inc.*,1	9,370	191,148
Abercrombie & Fitch Co. — Class A	10,495	182,928
Superior Industries International, Inc.	12,308	182,774
American Axle & Manufacturing Holdings, Inc.*	10,550	179,666
Shoe Carnival, Inc.	6,622	177,139
Cato Corp. — Class A1	11,100	176,712
Biglari Holdings, Inc.*,1	420	174,048
Sonic Automotive, Inc. — Class A	8,898	164,168
Anixter International, Inc.*	2,160	164,160
Express, Inc.*	15,691	159,264
M/I Homes, Inc.*	4,540	156,176
Group 1 Automotive, Inc.	1,996	141,656
Genesco, Inc.*	4,231	137,508
Kirkland’s, Inc.*	11,347	135,767
EZCORP, Inc. — Class A*	10,807	131,845
Chico’s FAS, Inc.	14,670	129,389
J.C. Penney Company, Inc.*,1	39,767	125,664
Vera Bradley, Inc.*	10,250	124,845
G-III Apparel Group Ltd.*	3,310	122,106
MarineMax, Inc.*	6,418	121,300
Regis Corp.*	7,813	120,008
Red Robin Gourmet Burgers, Inc.*	2,050	115,620
Caleres, Inc.	3,279	109,781
Guess?, Inc.[1]	5,842	98,613
Zumiez, Inc.*	4,655	96,940
Francesca’s Holdings Corp.*	13,140	96,053
Asbury Automotive Group, Inc.*	1,481	94,784
Core-Mark Holding Company, Inc.	3,001	94,771
Haverty Furniture Companies, Inc.	4,022	91,098
DSW, Inc. — Class A	4,220	90,350
Vitamin Shoppe, Inc.*	18,183	80,005
Fossil Group, Inc.*,1	9,910	77,001
Ascena Retail Group, Inc.*	32,360	76,046
Titan International, Inc.	5,490	70,711
Essendant, Inc.	7,246	67,170
Cooper-Standard Holdings, Inc.*	531	65,048
Vista Outdoor, Inc.*	4,440	64,691
Fred’s, Inc. — Class A	15,814	64,047
Movado Group, Inc.	1,822	58,668
Daktronics, Inc.	6,260	57,154
El Pollo Loco Holdings, Inc.*	5,260	52,074
Unifi, Inc.*	1,256	45,053
Standard Motor Products, Inc.	920	41,317
Total Consumer, Cyclical		6,504,662

Industrial - 17.0%
Olympic Steel, Inc.	11,182	240,301
Roadrunner Transportation Systems, Inc.*	26,695	205,818
Orion Group Holdings, Inc.*	22,420	175,549
Sanmina Corp.*	5,287	174,471
Atlas Air Worldwide Holdings, Inc.*	2,642	154,953
Benchmark Electronics, Inc.*	5,033	146,460
ArcBest Corp.	3,916	139,997
Greenbrier Companies, Inc.[1]	2,299	122,537
DXP Enterprises, Inc.*	4,140	122,420
Boise Cascade Co.	3,058	122,014
MYR Group, Inc.*	3,390	121,125
Hub Group, Inc. — Class A*	2,365	113,284
Echo Global Logistics, Inc.*	3,939	110,292
TimkenSteel Corp.*	7,212	109,551
Powell Industries, Inc.	3,711	106,320
Briggs & Stratton Corp.	3,739	94,858
Tredegar Corp.	4,591	88,147
Triumph Group, Inc.	3,090	84,048
Bel Fuse, Inc. — Class B	3,172	79,855
Matson, Inc.	2,670	79,673
AAR Corp.	1,822	71,586
Encore Wire Corp.	1,450	70,543
Fabrinet*	2,450	70,315
Haynes International, Inc.	2,020	64,741
KapStone Paper and Packaging Corp.	2,612	59,266
Plexus Corp.*	852	51,734
Aegion Corp. — Class A*	1,596	40,586
Total Industrial		3,020,444

Consumer, Non-cyclical - 11.6%
Kelly Services, Inc. — Class A	7,666	209,052
Seneca Foods Corp. — Class A*	6,422	197,477
Andersons, Inc.	4,934	153,694
Magellan Health, Inc.*	1,510	145,790
Universal Corp.	2,654	139,335
Diplomat Pharmacy, Inc.*	6,488	130,214
SpartanNash Co.	4,730	126,196
SUPERVALU, Inc.*	5,667	122,407
TrueBlue, Inc.*	4,241	116,628
LSC Communications, Inc.	7,615	115,367
Team, Inc.*,1	7,080	105,492
ABM Industries, Inc.	2,360	89,019
Navigant Consulting, Inc.*	4,280	83,075
Community Health Systems, Inc.*	16,161	68,846
FTI Consulting, Inc.*	1,470	63,151
Cross Country Healthcare, Inc.*	4,860	62,014
Invacare Corp.	3,269	55,083
Resources Connection, Inc.	2,776	42,889
AngioDynamics, Inc.*	2,350	39,080
Total Consumer, Non-cyclical		2,064,809

Financial - 10.9%
Stewart Information Services Corp.	3,677	155,537
INTL FCStone, Inc.*	3,383	143,879
CBL & Associates Properties, Inc. REIT[1]	24,590	139,179

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

American Equity Investment Life Holding Co.	4,372	$134,352
Hersha Hospitality Trust REIT	6,360	110,664
OFG Bancorp	11,729	110,253
Maiden Holdings Ltd.	15,074	99,488
First BanCorp*,1	18,560	94,656
Enova International, Inc.*	5,600	85,120
ARMOUR Residential REIT, Inc. REIT	3,170	81,532
Invesco Mortgage Capital, Inc. REIT	4,550	81,127
Infinity Property & Casualty Corp.	697	73,882
Apollo Commercial Real Estate Finance, Inc. REIT	3,950	72,878
Navigators Group, Inc.	1,422	69,251
Capstead Mortgage Corp. REIT	7,691	66,527
United Fire Group, Inc.	1,440	65,635
HomeStreet, Inc.*	2,056	59,521
World Acceptance Corp.*	724	58,441
Opus Bank*	2,047	55,883
Kite Realty Group Trust REIT	2,440	47,824
United Insurance Holdings Corp.	2,491	42,970
DiamondRock Hospitality Co. REIT	3,800	42,902
Horace Mann Educators Corp.	895	39,470
Total Financial		1,930,971

Energy - 9.2%
Green Plains, Inc.	13,628	229,632
Cloud Peak Energy, Inc.*	47,927	213,275
Matrix Service Co.*	8,496	151,229
McDermott International, Inc.*	19,500	128,310
Par Pacific Holdings, Inc.*	6,450	124,356
Flotek Industries, Inc.*	24,641	114,827
Unit Corp.*	4,770	104,940
Pioneer Energy Services Corp.*	32,733	99,836
Archrock, Inc.	8,260	86,730
SunCoke Energy, Inc.*	5,517	66,149
Bristow Group, Inc.	4,668	62,878
Gulf Island Fabrication, Inc.	4,665	62,628
Helix Energy Solutions Group, Inc.*	7,300	55,042
Oil States International, Inc.*	1,880	53,204
Newpark Resources, Inc.*	5,211	44,814
REX American Resources Corp.*	470	38,911
Total Energy		1,636,761

Communications - 5.9%
DHI Group, Inc.*	134,585	255,711
Gannett Company, Inc.	13,201	152,999
Comtech Telecommunications Corp.	4,960	109,715
Time, Inc.	5,269	97,213
Scholastic Corp.	2,297	92,133
Iridium Communications, Inc.*	7,417	87,521
New Media Investment Group, Inc.	4,675	78,447
FTD Companies, Inc.*	9,050	65,070
Spok Holdings, Inc.	3,530	55,244
Frontier Communications Corp.[1]	7,460	50,430
Total Communications		1,044,483

Technology - 5.3%
Super Micro Computer, Inc.*	8,350	174,724
Insight Enterprises, Inc.*	4,103	157,104
Engility Holdings, Inc.*	4,220	119,722
Digi International, Inc.*	10,108	96,531
Photronics, Inc.*	10,325	88,020
CACI International, Inc. — Class A*	575	76,101
Sykes Enterprises, Inc.*	2,176	68,435
Synchronoss Technologies, Inc.*	6,640	59,362
Veeco Instruments, Inc.*	3,829	56,861
ManTech International Corp. — Class A	817	41,005
Total Technology		937,865

Basic Materials - 3.4%
Aceto Corp.	17,610	181,911
Clearwater Paper Corp.*	2,959	134,339
PH Glatfelter Co.	5,841	125,231
AK Steel Holding Corp.*	10,820	61,241
Hawkins, Inc.	1,620	57,024
A. Schulman, Inc.	1,130	42,093
Total Basic Materials		601,839

Total Common Stocks
(Cost $15,671,958)		17,741,834

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$23,598	23,598
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	12,594	12,594
Total Repurchase Agreements
(Cost $36,192)		36,192

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	933,900	933,900
Total Securities Lending Collateral
(Cost $933,900)		933,900

Total Investments - 105.4%
(Cost $16,642,050)		$18,711,926
Other Assets & Liabilities, net - (5.4)%		(963,898)
Total Net Assets - 100.0%		$17,748,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,741,834	$—	$—	$17,741,834
Repurchase Agreements	—	36,192	—	36,192
Securities Lending Collateral	933,900	—	—	933,900
Total Assets	$18,675,734	$36,192	$—	$18,711,926

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $893,641 of securities loaned (cost $16,605,858)	$18,675,734
Repurchase agreements, at value (cost $36,192)	36,192
Receivables:
Securities sold	537,965
Fund shares sold	38,622
Dividends	21,455
Securities lending income	1,576
Interest	4
Total assets	19,311,548

Liabilities:
Payable for:
Return of securities loaned	933,900
Fund shares redeemed	577,368
Management fees	11,823
Transfer agent and administrative fees	3,941
Investor service fees	3,941
Portfolio accounting fees	1,576
Miscellaneous	30,971
Total liabilities	1,563,520
Commitments and contingent liabilities (Note 12)	—
Net assets	$17,748,028

Net assets consist of:
Paid in capital	$18,531,769
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,853,617)
Net unrealized appreciation on investments	2,069,876
Net assets	$17,748,028
Capital shares outstanding	266,964
Net asset value per share	$66.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $174)	$206,642
Interest	815
Income from securities lending, net	16,972
Total investment income	224,429

Expenses:
Management fees	134,146
Investor service fees	44,715
Transfer agent and administrative fees	44,715
Professional fees	26,170
Portfolio accounting fees	17,886
Custodian fees	3,009
Trustees’ fees*	1,923
Line of credit fees	65
Miscellaneous	14,831
Total expenses	287,460
Net investment loss	(63,031)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(18,013)
Net realized loss	(18,013)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,426,664)
Net change in unrealized appreciation (depreciation)	(1,426,664)
Net realized and unrealized loss	(1,444,677)
Net decrease in net assets resulting from operations	$(1,507,708)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(63,031)	$(73,052)
Net realized gain (loss) on investments	(18,013)	1,394,592
Net change in unrealized appreciation (depreciation) on investments	(1,426,664)	2,675,338
Net increase (decrease) in net assets resulting from operations	(1,507,708)	3,996,878

Distributions to shareholders from:
Net realized gains	(398,643)	—
Total distributions to shareholders	(398,643)	—

Capital share transactions:
Proceeds from sale of shares	32,718,612	56,652,261
Distributions reinvested	398,643	—
Cost of shares redeemed	(41,870,956)	(43,987,710)
Net increase (decrease) from capital share transactions	(8,753,701)	12,664,551
Net increase (decrease) in net assets	(10,660,052)	16,661,429

Net assets:
Beginning of year	28,408,080	11,746,651
End of year	$17,748,028	$28,408,080
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	502,067	977,354	*
Shares issued from reinvestment of distributions	6,643	—	*
Shares redeemed	(652,665)	(790,268	)*
Net increase (decrease) in shares	(143,955)	187,086	*

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$69.13	$52.48	$65.72	$79.11	$55.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.45)	(.06)	(.39)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.20)	17.10	(8.15)	1.28	24.08
Total from investment operations	(.43)	16.65	(8.21)	.89	23.79
Less distributions from:
Net realized gains	(2.22)	—	(5.03)	(14.28)	(.27)
Total distributions	(2.22)	—	(5.03)	(14.28)	(.27)
Net asset value, end of period	$66.48	$69.13	$52.48	$65.72	$79.11

Total Return[b]	(0.28%)	31.74%	(13.54%)	1.31%	42.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,748	$28,408	$11,747	$14,318	$29,575
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.44%)	(0.09%)	(0.50%)	(0.43%)
Total expenses	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	204%	303%	245%	144%	260%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the one-year period ended December 31, 2017, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned 28.60% while the underlying index returned 24.12% over the same period.

The sectors contributing the most to the return of the underlying index of the period were Financials and Consumer Staples. No sector detracted from performance. The Utilities and Telecommunications Services sectors contributed the least to the performance of the underlying index for the period.

The stocks contributing the most to performance of the underlying index were HSBC Holdings Plc, Nestle S.A., and Novartis AG. Those detracting the most from return of the underlying index were BT Group Plc, Barclays Plc, and GlaxoSmithKline Plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

54 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.8%
Guggenheim Strategy Fund I	4.7%
Nestle S.A. ADR	4.6%
Novartis AG ADR	3.6%
HSBC Holdings plc ADR	3.6%
Roche Holding AG ADR	3.0%
British American Tobacco plc ADR	2.7%
Royal Dutch Shell plc — Class A ADR	2.6%
Total S.A. ADR	2.4%
BP plc ADR	2.4%
Top Ten Total	45.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

COUNTRY DIVERSIFICATION

Country	% of Securities	Value
United Kingdom	33%	$1,419,581
Switzerland	17%	739,063
France	16%	718,016
Germany	15%	660,488
Netherlands	5%	220,617
Spain	5%	199,432
Swaziland	3%	130,686
Other	6%	261,981
Total Securities	100%	$4,349,864

The chart above reflects percentages of the value of long-term securities.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	28.60%	4.09%	(3.65%)
STOXX 50 Index	24.12%	5.76%	(0.02%)

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	December 31, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 76.0%

Consumer, Non-cyclical - 30.2%
Nestle S.A. ADR	3,036	$261,005
Novartis AG ADR	2,450	205,702
Roche Holding AG ADR	5,508	173,943
British American Tobacco plc ADR	2,283	152,938
Bayer AG ADR[1]	3,221	100,141
Sanofi ADR	2,249	96,707
Novo Nordisk A/S ADR	1,742	93,493
Diageo plc ADR	613	89,516
Unilever N.V. — Class Y	1,534	86,395
AstraZeneca plc ADR	2,450	85,015
GlaxoSmithKline plc ADR	2,373	84,170
Anheuser-Busch InBev S.A. ADR	728	81,216
Unilever plc ADR	1,278	70,724
Reckitt Benckiser Group plc ADR[1]	3,216	61,136
L’Oreal S.A. ADR	1,193	52,826
Imperial Brands plc ADR	835	35,630
Total Consumer, Non-cyclical		1,730,557

Financial - 17.6%
HSBC Holdings plc ADR	3,953	204,133
Banco Santander S.A. ADR	15,613	102,109
Allianz SE ADR	4,384	100,678
BNP Paribas S.A. ADR	2,241	83,701
ING Groep N.V. ADR	3,787	69,908
UBS Group AG*	3,745	68,871
Lloyds Banking Group plc ADR	17,675	66,281
Prudential plc ADR	1,261	64,033
AXA S.A. ADR	2,028	60,161
Banco Bilbao Vizcaya Argentaria S.A. ADR	6,497	55,225
Intesa Sanpaolo SpA ADR	2,326	46,415
Zurich Insurance Group AG ADR[1]	1,482	45,068
Barclays plc ADR	3,919	42,717
Total Financial		1,009,300

Energy - 8.0%
Royal Dutch Shell plc — Class A ADR	2,202	146,895
Total S.A. ADR	2,441	134,939
BP plc ADR	3,208	134,832
Eni SpA ADR	1,231	40,857
Total Energy		457,523

Industrial - 5.7%
Siemens AG ADR	1,653	114,503
Airbus SE ADR	2,317	57,415
Vinci S.A. ADR	2,181	55,616
ABB Ltd. ADR[1]	1,989	53,345
Schneider Electric SE ADR	2,718	46,057
Total Industrial		326,936

Basic Materials - 4.8%
BASF SE ADR	3,544	97,354
Glencore plc ADR*	5,938	61,815
Rio Tinto plc ADR	1,142	60,446
Air Liquide S.A. ADR	2,081	52,347
Total Basic Materials		271,962

Communications - 3.1%
Vodafone Group plc ADR	2,556	81,536
Deutsche Telekom AG ADR[1]	3,169	55,968
Telefonica S.A. ADR	4,349	42,098
Total Communications		179,602

Technology - 3.1%
SAP SE ADR[1]	976	109,663
ASML Holding N.V. — Class G	370	64,314
Total Technology		173,977

Consumer, Cyclical - 2.8%
Daimler AG ADR	971	82,181
LVMH Moet Hennessy Louis Vuitton SE ADR	1,333	78,247
Total Consumer, Cyclical		160,428

Utilities - 0.7%
National Grid plc ADR	673	39,579

Total Common Stocks
(Cost $4,086,791)		4,349,864

MUTUAL FUNDS† - 20.5%
Guggenheim Strategy Fund II2	36,247	906,537
Guggenheim Strategy Fund I2	10,645	266,751
Total Mutual Funds
(Cost $1,170,466)		1,173,288

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$23,104	23,104
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	12,330	12,330
Total Repurchase Agreements
(Cost $35,434)		35,434

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 5.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[5]	321,083	$321,083
Total Securities Lending Collateral
(Cost $321,083)		321,083

Total Investments - 102.7%
(Cost $5,613,774)		$5,879,669
Other Assets & Liabilities, net - (2.7)%		(154,324)
Total Net Assets - 100.0%		$5,725,345

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	19	Mar 2018	$2,862,469	$49,899

Equity Futures Contracts Purchased††
STOXX 50 Index Futures Contracts	75	Mar 2018	$2,823,581	$(38,093)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 7.
[2]	Affiliated issuer.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,349,864	$—	$—	$—	$—	$4,349,864
Currency Futures Contracts	—	49,899	—	—	—	49,899
Mutual Funds	1,173,288	—	—	—	—	1,173,288
Repurchase Agreements	—	—	35,434	—	—	35,434
Securities Lending Collateral	321,083	—	—	—	—	321,083
Total Assets	$5,844,235	$49,899	$35,434	$—	$—	$5,929,568

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$—	$—	$38,093	$—	$38,093

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 546,006	$ 1,166,126	$ (1,450,000)	$ 4,083	$ 536	$ 266,751	10,645	$ 16,131	$ 25
Guggenheim Strategy Fund II	626,210	977,338	(700,000)	1,248	1,741	906,537	36,247	26,876	482
	$ 1,172,216	$ 2,143,464	$ (2,150,000)	$ 5,331	$ 2,277	$ 1,173,288		$ 43,007	$ 507

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value - including $309,754 of securities loaned (cost $4,407,874)	$4,670,947
Investments in affiliated issuers, at value (cost $1,170,466)	1,173,288
Repurchase agreements, at value (cost $35,434)	35,434
Segregated cash with broker	218,583
Receivables:
Foreign tax reclaims	12,973
Dividends	7,514
Swap settlement	322
Securities lending income	185
Fund shares sold	97
Interest	4
Total assets	6,119,347

Liabilities:
Overdraft due to custodian bank	78
Payable for:
Return of securities loaned	321,083
Fund shares redeemed	52,060
Management fees	4,341
Variation margin	1,964
Securities purchased	1,732
Transfer agent and administrative fees	1,206
Investor service fees	1,206
Portfolio accounting fees	482
Miscellaneous	9,850
Total liabilities	394,002
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,725,345

Net assets consist of:
Paid in capital	$8,029,090
Undistributed net investment income	14,576
Accumulated net realized loss on investments	(2,595,941)
Net unrealized appreciation on investments	277,620
Net assets	$5,725,345
Capital shares outstanding	54,702
Net asset value per share	$104.66

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $3,477)	$46,611
Dividends from securities of affiliated issuers	43,007
Interest	4,517
Income from securities lending, net	1,859
Total investment income	95,994

Expenses:
Management fees	42,011
Investor service fees	11,670
Transfer agent and administrative fees	11,670
Professional fees	7,033
Portfolio accounting fees	4,668
Custodian fees	835
Trustees’ fees*	483
Line of credit fees	33
Miscellaneous	5,663
Total expenses	84,066
Net investment income	11,928

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(11,463)
Investments in affiliated issuers	5,331
Distributions received from affiliated investment company shares	507
Futures contracts	682,110
Foreign currency transactions	2,889
Net realized gain	679,374
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	246,869
Investments in affiliated issuers	2,277
Futures contracts	15,110
Foreign currency translations	(79)
Net change in unrealized appreciation (depreciation)	264,177
Net realized and unrealized gain	943,551
Net increase in net assets resulting from operations	$955,479

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,928	$45,454
Net realized gain on investments	679,374	77,168
Net change in unrealized appreciation (depreciation) on investments	264,177	(310,764)
Net increase (decrease) in net assets resulting from operations	955,479	(188,142)

Distributions to shareholders from:
Net investment income	(40,552)	(36,982)
Total distributions to shareholders	(40,552)	(36,982)

Capital share transactions:
Proceeds from sale of shares	16,896,795	14,667,771
Distributions reinvested	40,552	36,982
Cost of shares redeemed	(14,679,728)	(15,009,638)
Net increase (decrease) from capital share transactions	2,257,619	(304,885)
Net increase (decrease) in net assets	3,172,546	(530,009)

Net assets:
Beginning of year	2,552,799	3,082,808
End of year	$5,725,345	$2,552,799
Undistributed net investment income at end of year	$14,576	$40,552

Capital share activity:
Shares sold	176,252	178,857 *
Shares issued from reinvestment of distributions	412	444 *
Shares redeemed	(153,070)	(183,112)*
Net increase (decrease) in shares	23,594	(3,811)*

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$82.06	$88.28	$96.17	$112.32	$90.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.25	.66	1.26	.78
Net gain (loss) on investments (realized and unrealized)	23.17	(6.25)	(7.35)	(15.19)	20.87
Total from investment operations	23.42	(6.00)	(6.69)	(13.93)	21.65
Less distributions from:
Net investment income	(.82)	(.22)	(1.20)	(2.22)	(.12)
Total distributions	(.82)	(.22)	(1.20)	(2.22)	(.12)
Net asset value, end of period	$104.66	$82.06	$88.28	$96.17	$112.32

Total Return[b]	28.60%	(5.58%)	(7.19%)	(12.49%)	23.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,725	$2,553	$3,083	$3,304	$12,116
Ratios to average net assets:
Net investment income (loss)	0.26%	1.70%	0.63%	1.14%	0.79%
Total expenses[c]	1.80%	1.73%	1.66%	1.75%	1.71%
Portfolio turnover rate	121%	441%	620%	401%	455%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended December 31, 2017, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned 50.30%, while the underlying index returned 23.40% over the same time period.

The sectors contributing the most to the return of the underlying index of the period were Industrials and Information Technology. No sector detracted from performance. The Utilities and Energy sectors contributed the least to the performance of the underlying index for the period.

Stocks contributing most to return of the underlying index were Tokyo Electron Ltd., Fanuc Corp., and SoftBank Group Corp. Those detracting most from performance of the underlying index were Subaru Corp., Astellas Pharma, Inc., and Dentsu, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.0%
Guggenheim Strategy Fund I	26.5%
Total	59.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	50.30%	19.31%	7.07%
Nikkei-225 Stock Average Index	23.40%	10.86%	4.07%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	December 31, 2017
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 59.5%
Guggenheim Strategy Fund II1	74,067	$1,852,417
Guggenheim Strategy Fund I1	59,318	1,486,508
Total Mutual Funds
(Cost $3,328,891)		3,338,925

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 21.4%
Federal Home Loan Bank[2]
1.06% due 01/02/18[3,4]	$1,000,000	999,966
Fannie Mae[5]
1.26% due 01/12/18[3,4]	200,000	199,923
Total Federal Agency Discount Notes
(Cost $1,199,889)		1,199,889

FEDERAL AGENCY NOTES†† - 6.8%
Federal Farm Credit Bank[2]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	200,000	200,006
1.41% (1 Month USD LIBOR + 0.04%) due 01/02/18[6]	180,000	180,000
Total Federal Farm Credit Bank		380,006
Total Federal Agency Notes
(Cost $380,007)		380,006

REPURCHASE AGREEMENTS††,7 - 9.1%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	334,924	334,924
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	178,750	178,750
Total Repurchase Agreements
(Cost $513,674)		513,674

Total Investments - 96.8%
(Cost $5,422,461)		$5,432,494
Other Assets & Liabilities, net - 3.2%		181,601
Total Net Assets - 100.0%		$5,614,095

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Futures Contracts	99	Mar 2018	$11,273,625	$136,099

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	101	Mar 2018	$11,244,456	$39,516

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$39,516	$—	$—	$39,516
Equity Futures Contracts	—	136,099	—	—	136,099
Federal Agency Discount Notes	—	—	1,199,889	—	1,199,889
Federal Agency Notes	—	—	380,006	—	380,006
Mutual Funds	3,338,925	—	—	—	3,338,925
Repurchase Agreements	—	—	513,674	—	513,674
Total Assets	$3,338,925	$175,615	$2,093,569	$—	$5,608,109

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 663,226	$ 1,873,672	$ (1,050,000)	$ (899)	$ 509	$ 1,486,508	59,318	$ 22,880	$ 751
Guggenheim Strategy Fund II	817,417	1,434,765	(400,000)	45	190	1,852,417	74,067	23,956	826
	$ 1,480,643	$ 3,308,437	$ (1,450,000)	$ (854)	$ 699	$ 3,338,925		$ 46,836	$ 1,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $1,579,896)	$1,579,895
Investments in affiliated issuers, at value (cost $3,328,891)	3,338,925
Repurchase agreements, at value (cost $513,674)	513,674
Cash	2
Segregated cash with broker	252,443
Receivables:
Securities sold	500,000
Dividends	5,597
Swap settlement	2,295
Fund shares sold	566
Interest	462
Total assets	6,193,859

Liabilities:
Payable for:
Securities purchased	505,761
Fund shares redeemed	52,349
Variation margin	8,838
Management fees	3,714
Transfer agent and administrative fees	1,238
Investor service fees	1,238
Portfolio accounting fees	495
Miscellaneous	6,131
Total liabilities	579,764
Commitments and contingent liabilities (Note 12)	—
Net assets	$5,614,095

Net assets consist of:
Paid in capital	$6,514,886
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,086,439)
Net unrealized appreciation on investments	185,648
Net assets	$5,614,095
Capital shares outstanding	55,682
Net asset value per share	$100.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$46,836
Interest	14,978
Total investment income	61,814

Expenses:
Management fees	27,670
Investor service fees	9,223
Transfer agent and administrative fees	9,223
Tax expense	8,477
Professional fees	5,489
Portfolio accounting fees	3,689
Custodian fees	630
Trustees’ fees*	393
Miscellaneous	2,664
Total expenses	67,458
Net investment loss	(5,644)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(854)
Futures contracts	1,507,941
Distributions received from affiliated investment company shares	1,577
Net realized gain	1,508,664
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10)
Investments in affiliated issuers	699
Futures contracts	27,929
Net change in unrealized appreciation (depreciation)	28,618
Net realized and unrealized gain	1,537,282
Net increase in net assets resulting from operations	$1,531,638

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(5,644)	$(13,342)
Net realized gain (loss) on investments	1,508,664	(29,838)
Net change in unrealized appreciation (depreciation) on investments	28,618	204,312
Net increase in net assets resulting from operations	1,531,638	161,132

Capital share transactions:
Proceeds from sale of shares	16,175,572	14,650,143
Cost of shares redeemed	(14,591,761)	(15,889,563)
Net increase (decrease) from capital share transactions	1,583,811	(1,239,420)
Net increase (decrease) in net assets	3,115,449	(1,078,288)

Net assets:
Beginning of year	2,498,646	3,576,934
End of year	$5,614,095	$2,498,646
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	195,913	245,606 *
Shares redeemed	(177,480)	(266,377)*
Net increase (decrease) in shares	18,433	(20,771)*

*	Capital Share activity for the year ended December 31, 2016 has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$67.08	$61.65	$55.02	$171.68	$110.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.06)	(.78)	(1.68)	(2.16)
Net gain (loss) on investments (realized and unrealized)	33.87	5.49	7.41	(16.58)	63.78
Total from investment operations	33.74	5.43	6.63	(18.26)	61.62
Less distributions from:
Net realized gains	—	—	—	(98.40)	—
Total distributions	—	—	—	(98.40)	—
Net asset value, end of period	$100.82	$67.08	$61.65	$55.02	$171.68

Total Return[b]	50.30%	8.86%	12.00%	(15.41%)	56.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,614	$2,499	$3,577	$2,608	$4,909
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(0.50%)	(1.22%)	(1.39%)	(1.50%)
Total expenses[c]	1.83%	1.56%	1.50%	1.59%	1.54%
Portfolio turnover rate	73%	183%	87%	146%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 11.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned -17.65%, compared with a return of -9.87% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Euro, British Pound, and Canadian Dollar. No currencies detracted from performance. The Swiss Franc, Swedish Krona, and Japanese Yen contributed the least to the USDX during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	34.1%
Guggenheim Strategy Fund I	28.0%
Total	62.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	(17.65%)	3.56%	(0.97%)
U.S. Dollar Index	(9.87%)	2.92%	1.85%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

70 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 62.1%
Guggenheim Strategy Fund II1	23,701	$592,767
Guggenheim Strategy Fund I1	19,398	486,103
Total Mutual Funds
(Cost $1,067,999)		1,078,870

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 14.4%
Federal Home Loan Bank[2]
1.26% due 01/05/18[3,4]	$100,000	99,986
Fannie Mae[5]
1.26% due 01/12/18[3,4]	100,000	99,962
Farmer Mac[2]
1.32% due 02/28/18[3,4]	51,000	50,893
Total Federal Agency Discount Notes
(Cost $250,839)		250,841

FEDERAL AGENCY NOTES†† - 5.8%
Federal Farm Credit Bank[2]
1.43% (1 Month USD LIBOR + 0.02%) due 01/08/18[6]	100,000	100,003
Total Federal Agency Notes
(Cost $100,003)		100,003

REPURCHASE AGREEMENTS††,7 - 17.9%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[8]	202,271	202,271
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[8]	107,952	107,952
Total Repurchase Agreements
(Cost $310,223)		310,223

Total Investments - 100.2%
(Cost $1,729,064)		$1,739,937
Other Assets & Liabilities, net - (0.2)%		(3,322)
Total Net Assets - 100.0%		$1,736,615

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	35	Mar 2018	$3,219,825	$(35,479)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	1.69%	At Maturity	03/16/18	2,852	$262,516	$(3,780)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2017.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$—	$250,841	$—	$—	$250,841
Federal Agency Notes	—	—	100,003	—	—	100,003
Mutual Funds	1,078,870	—	—	—	—	1,078,870
Repurchase Agreements	—	—	310,223	—	—	310,223
Total Assets	$1,078,870	$—	$661,067	$—	$—	$1,739,937

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$35,479	$—	$—	$—	$35,479
Currency Index Swap Agreements	—	—	—	3,780	—	3,780
Total Liabilities	$—	$35,479	$—	$3,780	$—	$39,259

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 1,589,640	$ 778,644	$ (1,885,000)	$ 3,100	$ (281)	$ 486,103	19,398	$ 17,488	$ 259
Guggenheim Strategy Fund II	1,537,878	786,603	(1,735,000)	3,261	25	592,767	23,701	21,366	369
	$ 3,127,518	$ 1,565,247	$ (3,620,000)	$ 6,361	$ (256)	$ 1,078,870		$ 38,854	$ 628

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $350,842)	$350,844
Investments in affiliated issuers, at value (cost $1,067,999)	1,078,870
Repurchase agreements, at value (cost $310,223)	310,223
Segregated cash with broker	64,800
Receivables:
Dividends	2,101
Interest	132
Total assets	1,806,970

Liabilities:
Unrealized depreciation on swap agreements	3,780
Payable for:
Fund shares redeemed	47,950
Variation margin	10,983
Securities purchased	2,155
Swap settlement	1,538
Management fees	1,416
Transfer agent and administrative fees	393
Investor service fees	393
Portfolio accounting fees	157
Miscellaneous	1,590
Total liabilities	70,355
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,736,615

Net assets consist of:
Paid in capital	$3,027,020
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,262,019)
Net unrealized depreciation on investments	(28,386)
Net assets	$1,736,615
Capital shares outstanding	48,882
Net asset value per share	$35.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$38,854
Interest	7,377
Total investment income	46,231

Expenses:
Management fees	24,553
Investor service fees	6,820
Transfer agent and administrative fees	6,820
Professional fees	4,116
Portfolio accounting fees	2,728
Custodian fees	510
Trustees’ fees*	410
Line of credit fees	7
Miscellaneous	3,072
Total expenses	49,036
Net investment loss	(2,805)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	6,361
Swap agreements	(85,251)
Futures contracts	(423,618)
Distributions received from affiliated investment company shares	628
Net realized loss	(501,880)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	(256)
Swap agreements	(10,752)
Futures contracts	(111,227)
Net change in unrealized appreciation (depreciation)	(122,233)
Net realized and unrealized loss	(624,113)
Net decrease in net assets resulting from operations	$(626,918)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,805)	$(21,339)
Net realized gain (loss) on investments	(501,880)	162,095
Net change in unrealized appreciation (depreciation) on investments	(122,233)	22,548
Net increase (decrease) in net assets resulting from operations	(626,918)	163,304

Distributions to shareholders from:
Net realized gains	(54,703)	(166,501)
Total distributions to shareholders	(54,703)	(166,501)

Capital share transactions:
Proceeds from sale of shares	12,652,905	21,813,084
Distributions reinvested	54,703	166,501
Cost of shares redeemed	(15,933,084)	(19,635,591)
Net increase (decrease) from capital share transactions	(3,225,476)	2,343,994
Net increase (decrease) in net assets	(3,907,097)	2,340,797

Net assets:
Beginning of year	5,643,712	3,302,915
End of year	$1,736,615	$5,643,712
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	327,875	529,807
Shares issued from reinvestment of distributions	1,446	4,308
Shares redeemed	(408,989)	(481,576)
Net increase (decrease) in shares	(79,668)	52,539

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$43.90	$43.45	$42.19	$34.32	$35.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.23)	(.55)	(.47)	(.60)
Net gain (loss) on investments (realized and unrealized)	(7.67)	2.96	6.09	8.34	(.45)
Total from investment operations	(7.71)	2.73	5.54	7.87	(1.05)
Less distributions from:
Net realized gains	(.66)	(2.28)	(4.28)	—	—
Total distributions	(.66)	(2.28)	(4.28)	—	—
Net asset value, end of period	$35.53	$43.90	$43.45	$42.19	$34.32

Total Return[b]	(17.65%)	7.00%	13.35%	22.93%	(2.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,737	$5,644	$3,303	$6,980	$2,803
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.57%)	(1.21%)	(1.24%)	(1.69%)
Total expenses[c]	1.80%	1.76%	1.70%	1.76%	1.73%
Portfolio turnover rate	88%	190%	177%	189%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the period presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2017, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned 19.31%, compared with a return of -9.87% for its benchmark, the underlying index.

Contributing the most to performance of the underlying index for the year were the Euro, British Pound, and Canadian Dollar. No currencies detracted from performance. The Swiss Franc, Swedish Krona, and Japanese Yen contributed the least to the USDX during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	30.4%
Guggenheim Strategy Fund I	24.0%
Total	54.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	19.31%	(7.22%)	(5.15%)
U.S. Dollar Index	(9.87%)	2.92%	1.85%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	December 31, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 54.4%
Guggenheim Strategy Fund II1	9,462	$236,637
Guggenheim Strategy Fund I1	7,466	187,101
Total Mutual Funds
(Cost $419,186)		423,738

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 12.8%
Fannie Mae[2]
1.26% due 01/12/18[3,4]	$50,000	49,981
Farmer Mac[5]
1.32% due 02/28/18[3,4]	50,000	49,895
Total Federal Agency Discount Notes
(Cost $99,874)		99,876

REPURCHASE AGREEMENTS††,6 - 29.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18[7]	149,416	149,416
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18[7]	79,744	79,744
Total Repurchase Agreements
(Cost $229,160)		229,160

Total Investments - 96.6%
(Cost $748,220)		$752,774
Other Assets & Liabilities, net - 3.4%		26,159
Total Net Assets - 100.0%		$778,933

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	11	Mar 2018	$1,011,945	$11,122

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	—	At Maturity	03/16/18	5,851	$538,562	$6,040

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as currency index swap collateral at December 31, 2017.

See Sector Classification in Other Information section.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$11,122	$—	$—	$—	$11,122
Currency Index Swap Agreements	—	—	—	6,040	—	6,040
Federal Agency Discount Notes	—	—	99,876	—	—	99,876
Mutual Funds	423,738	—	—	—	—	423,738
Repurchase Agreements	—	—	229,160	—	—	229,160
Total Assets	$423,738	$11,122	$329,036	$6,040	$—	$769,936

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$ 116,478	$ 1,246,176	$ (1,176,000)	$ 28	$ 419	$ 187,101	7,466	$ 6,078	$ 99
Guggenheim Strategy Fund II	218,404	1,097,704	(1,080,000)	(4)	533	236,637	9,462	7,575	139
	$ 334,882	$ 2,343,880	$ (2,256,000)	$ 24	$ 952	$ 423,738		$ 13,653	$ 238

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $99,874)	$99,876
Investments in affiliated issuers, at value (cost $419,186)	423,738
Repurchase agreements, at value (cost $229,160)	229,160
Segregated cash with broker	19,800
Unrealized appreciation on swap agreements	6,040
Receivables:
Variation margin	3,355
Miscellaneous	2,784
Dividends	804
Fund shares sold	147
Swap settlement	42
Interest	27
Total assets	785,773

Liabilities:
Payable for:
Fund shares redeemed	3,695
Securities purchased	825
Management fees	542
Transfer agent and administrative fees	150
Investor service fees	150
Portfolio accounting fees	60
Miscellaneous	1,418
Total liabilities	6,840
Commitments and contingent liabilities (Note 12)	—
Net assets	$778,933

Net assets consist of:
Paid in capital	$2,055,340
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,298,123)
Net unrealized appreciation on investments	21,716
Net assets	$778,933
Capital shares outstanding	11,557
Net asset value per share	$67.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of affiliated issuers	$13,653
Interest	4,086
Total investment income	17,739

Expenses:
Management fees	10,105
Investor service fees	2,807
Transfer agent and administrative fees	2,807
Professional fees	1,639
Portfolio accounting fees	1,123
Custodian fees	186
Trustees’ fees*	123
Miscellaneous	1,470
Total expenses	20,260
Net investment loss	(2,521)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	24
Distributions received from affiliated investment company shares	238
Swap agreements	(5,290)
Futures contracts	1,887
Net realized loss	(3,141)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	952
Swap agreements	4,947
Futures contracts	19,409
Net change in unrealized appreciation (depreciation)	25,310
Net realized and unrealized gain	22,169
Net increase in net assets resulting from operations	$19,648

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,521)	$(7,046)
Net realized loss on investments	(3,141)	(170,311)
Net change in unrealized appreciation (depreciation) on investments	25,310	367
Net increase (decrease) in net assets resulting from operations	19,648	(176,990)

Capital share transactions:
Proceeds from sale of shares	13,687,425	5,757,266
Cost of shares redeemed	(13,615,500)	(6,189,651)
Net increase (decrease) from capital share transactions	71,925	(432,385)
Net increase (decrease) in net assets	91,573	(609,375)

Net assets:
Beginning of year	687,360	1,296,735
End of year	$778,933	$687,360
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	221,937	87,953 *
Shares redeemed	(222,548)	(96,735)*
Net decrease in shares	(611)	(8,782)*

*	Capital Share activity for the periods presented through December 31, 2016 has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$56.49	$61.90	$74.41	$95.30	$98.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.11)	(.80)	(1.28)	(1.60)
Net gain (loss) on investments (realized and unrealized)	11.05	(5.30)	(11.71)	(19.61)	(1.14)
Total from investment operations	10.91	(5.41)	(12.51)	(20.89)	(2.74)
Net asset value, end of period	$67.40	$56.49	$61.90	$74.41	$95.30

Total Return[b]	19.31%	(8.71%)	(16.83%)	(21.91%)	(2.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$779	$687	$1,297	$1,209	$1,896
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.63%)	(1.22%)	(1.44%)	(1.69%)
Total expenses[c]	1.80%	1.76%	1.71%	1.76%	1.74%
Portfolio turnover rate	367%	250%	232%	108%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 11.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2017, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days

THE RYDEX FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

84 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.33% at December 31, 2017.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase

THE RYDEX FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$7,778,750	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	15,086,628	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,978,354	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,474,223

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The exchange bears the risk of loss for interest rate swaps.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$798,020	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	441,456

86 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2017
Europe 1.25x Strategy Fund	$—	$49,899	$—	$49,899
Japan 2x Strategy Fund	136,099	39,516	—	175,615
Weakening Dollar 2x Strategy Fund	—	11,122	6,040	17,162

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at December 31, 2017
Europe 1.25x Strategy Fund	$38,093	$—	$—	$38,093
Strengthening Dollar 2x Strategy Fund	—	35,479	3,780	39,259

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$318,511	$363,599	$—	$682,110
Japan 2x Strategy Fund	1,440,652	67,289	—	1,507,941
Strengthening Dollar 2x Strategy Fund	—	(423,618)	(85,251)	(508,869)
Weakening Dollar 2x Strategy Fund	—	1,887	(5,290)	(3,403)

THE RYDEX FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(49,820)	$64,930	$—	$15,110
Japan 2x Strategy Fund	(41,394)	69,323	—	27,929
Strengthening Dollar 2x Strategy Fund	—	(111,227)	(10,752)	(121,979)
Weakening Dollar 2x Strategy Fund	—	19,409	4,947	24,356

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

88 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$6,040	$—	$6,040	$—	$—	$6,040

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$3,780	$—	$3,780	$3,780	$—	$—

[1]	Centrally cleared swaps and exchange-traded futures are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of December 31, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs Group	Futures contracts	$218,583	$—
Europe 1.25x Strategy Fund Total			218,583	—
Japan 2x Strategy Fund	Goldman Sachs Group	Futures contracts	252,443	—
Japan 2x Strategy Fund Total			252,443	—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures contracts	64,800	—
Strengthening Dollar 2x Strategy Fund Total			64,800	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures contracts	19,800	—
Weakening Dollar 2x Strategy Fund Total			19,800	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2017, the Funds did not waive any fees related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

90 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
1.41%			1.50% - 2.50%
Due 01/02/18	$28,652,652	$28,656,019	05/15/24 - 08/15/26	$31,210,500	$29,225,798

Bank of America Merrill Lynch			U.S. Treasury Bond
1.40%			3.88%
Due 01/02/18	15,292,005	15,293,789	04/15/29	7,605,000	15,597,858

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering it’s securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$1,162,899	$(1,162,899)	$—	$1,218,249	$—	$1,218,249
S&P MidCap 400® Pure Value Fund	520,772	(520,772)	—	543,771	—	543,771
S&P SmallCap 600® Pure Growth Fund	1,237,803	(1,237,803)	—	1,291,503	—	1,291,503
S&P SmallCap 600® Pure Value Fund	893,641	(893,641)	—	933,900	—	933,900
Europe 1.25x Strategy Fund	309,754	(309,754)	—	321,083	—	321,083

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$2,087,780	$2,087,780
S&P 500® Pure Value Fund	2,231,533	—	2,231,533
S&P MidCap 400® Pure Value Fund	2,789,318	148,611	2,937,929
S&P SmallCap 600® Pure Growth Fund	—	799,644	799,644
S&P SmallCap 600® Pure Value Fund	—	398,643	398,643
Europe 1.25x Strategy Fund	40,552	—	40,552
Strengthening Dollar 2x Strategy Fund	9,995	44,708	54,703

92 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$2,097,841	$2,097,841
S&P 500® Pure Value Fund	401,556	1,016,397	1,417,953
S&P MidCap 400® Pure Value Fund	78,852	—	78,852
Europe 1.25x Strategy Fund	36,982	—	36,982
Strengthening Dollar 2x Strategy Fund	15,804	150,697	166,501

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
S&P 500® Pure Growth Fund	$2,320,668	$1,892,642	$9,114,902	$—	$—	$13,328,212
S&P 500® Pure Value Fund	1,352,538	1,769,311	4,970,580	—	—	8,092,429
S&P MidCap 400® Pure Growth Fund	1,255,727	291,651	1,930,062	—	—	3,477,440
S&P MidCap 400® Pure Value Fund	389,206	1,522,741	1,405,190	—	—	3,317,137
S&P SmallCap 600® Pure Growth Fund	—	544,795	2,946,897	—	1,221	3,492,913
S&P SmallCap 600® Pure Value Fund	—	—	(64,175)	(719,566)	—	(783,741)
Europe 1.25x Strategy Fund	14,576	—	96,222	(2,414,543)	—	(2,303,745)
Japan 2x Strategy Fund	248,466	308,203	6,627	(1,464,087)	—	(900,791)
Strengthening Dollar 2x Strategy Fund	—	—	8,019	(1,298,424)	—	(1,290,405)
Weakening Dollar 2x Strategy Fund	—	—	4,492	(1,280,899)	—	(1,276,407)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2017, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2018	Unlimited		Total Capital Loss Carryforward
		Short-Term	Long-Term
S&P SmallCap 600® Pure Value Fund	$—	$(693,512)	$(26,054)	$(719,566)
Europe 1.25x Strategy Fund	(1,734,902)	(607,105)	(72,536)	(2,414,543	)*
Japan 2x Strategy Fund	—	(585,635)	(878,452)	(1,464,087	)*
Strengthening Dollar 2x Strategy Fund	—	(519,794)	(778,630)	(1,298,424	)*
Weakening Dollar 2x Strategy Fund	—	(511,486)	(769,413)	(1,280,899	)*

*	In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
S&P MidCap 400® Pure Growth Fund	$—	$122,577	$122,577
S&P SmallCap 600® Pure Value Fund	570,741	—	570,741
Europe 1.25x Strategy Fund	—	712,869	712,869
Japan 2x Strategy Fund	—	946,677	946,677
Weakening Dollar 2x Strategy Fund	—	21,277	21,277

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of forward foreign currency exchange contracts. Additional differences may result from the tax treatment of net investment losses, the expiration of capital loss carryforward amounts, and the “mark-to-market of certain derivatives. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
S&P 500® Pure Growth Fund	$1,332,877	$380,607	$(1,713,484)
S&P 500® Pure Value Fund	145,135	—	(145,135)
S&P MidCap 400® Pure Growth Fund	469,735	144,598	(614,333)
S&P MidCap 400® Pure Value Fund	346,146	17,660	(363,806)
S&P SmallCap 600® Pure Growth Fund	846,803	174,877	(1,021,680)
S&P SmallCap 600® Pure Value Fund	(615,151)	63,031	552,120
Europe 1.25x Strategy Fund	(1)	2,648	(2,647)
Japan 2x Strategy Fund	29,359	5,644	(35,003)
Strengthening Dollar 2x Strategy Fund	(2,805)	2,805	—
Weakening Dollar 2x Strategy Fund	(2,521)	2,521	—

At December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
S&P 500® Pure Growth Fund	$46,000,800	$9,407,533	$(292,631)	$9,114,902
S&P 500® Pure Value Fund	40,900,561	5,481,408	(510,828)	4,970,580
S&P MidCap 400® Pure Growth Fund	18,415,383	2,164,370	(234,308)	1,930,062
S&P MidCap 400® Pure Value Fund	16,579,328	1,716,704	(311,515)	1,405,189
S&P SmallCap 600® Pure Growth Fund	18,894,226	3,192,089	(245,192)	2,946,897
S&P SmallCap 600® Pure Value Fund	18,776,101	408,794	(472,969)	(64,175)
Europe 1.25x Strategy Fund	5,783,367	171,594	(75,292)	96,302
Japan 2x Strategy Fund	5,425,867	6,628	(1)	6,627
Strengthening Dollar 2x Strategy Fund	1,731,917	8,020	—	8,020
Weakening Dollar 2x Strategy Fund	748,282	4,492	—	4,492

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$149,329,287	$148,868,041
S&P 500® Pure Value Fund	52,684,781	58,231,087
S&P MidCap 400® Pure Growth Fund	48,268,225	50,650,155
S&P MidCap 400® Pure Value Fund	25,842,371	40,320,200
S&P SmallCap 600® Pure Growth Fund	53,380,502	56,081,045
S&P SmallCap 600® Pure Value Fund	37,122,918	46,174,941
Europe 1.25x Strategy Fund	8,057,042	4,792,196
Japan 2x Strategy Fund	3,308,438	1,450,000
Strengthening Dollar 2x Strategy Fund	1,565,248	3,620,000
Weakening Dollar 2x Strategy Fund	2,343,880	2,256,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$27,139,502	$29,609,009	$237,452
S&P 500® Pure Value Fund	11,365,103	16,402,584	982,567
S&P MidCap 400® Pure Growth Fund	8,023,826	8,202,656	260,143
S&P MidCap 400® Pure Value Fund	5,258,024	8,527,610	950,425
S&P SmallCap 600® Pure Growth Fund	6,870,757	5,620,699	510,471
S&P SmallCap 600® Pure Value Fund	6,235,720	5,620,716	464,286
Europe 1.25x Strategy Fund	5,578,995	1,730,790	(24,696)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.09% for the year ended December 31, 2017. The Funds did not have any borrowings outstanding under this agreement at December 31, 2017.

The average daily balances borrowed for the year ended December 31, 2017, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$1,372
S&P 500® Pure Value Fund	3,453
S&P MidCap 400® Pure Growth Fund	1,745
S&P MidCap 400® Pure Value Fund	1,050
S&P SmallCap 600® Pure Growth Fund	370
S&P SmallCap 600® Pure Value Fund	3,075
Europe 1.25x Strategy Fund	1,466
Strengthening Dollar 2x Strategy Fund	367

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Share Splits

Share splits occurred for the following funds at the close of business:

Fund	Effective Day	Split Type
S&P 500® Pure Value Fund	December 1, 2016	Two-for One Share Split
S&P MidCap 400® Pure Value Fund	December 1, 2016	Two-for One Share Split
S&P SmallCap 600® Pure Value Fund	December 1, 2016	Two-for One Share Split
Europe 1.25x Strategy Fund	December 1, 2016	One-for-Six Reverse Share Split
Japan 2x Strategy Fund	December 1, 2016	One-for-Six Reverse Share Split
Weakening Dollar 2x Strategy Fund	December 1, 2016	One-for-Four Reverse Share Split

The effect of these transactions was to multiply the number of outstanding shares of the S&P 500® Pure Value Fund, S&P MidCap 400® Pure Value Fund and S&P SmallCap 600® Pure Value Fund by their split ratio, resulting in a corresponding decrease in the NAV and to divide the number of outstanding shares of the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund by their respective reverse split ratio, resulting in a corresponding increase in the NAV. The share transactions presented in the Statements of Changes in net assets and the per share data in the Financial Highlights for each of the periods presented prior to the effective date, have been restated to reflect these respective share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 12 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/

THE RYDEX FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (concluded)

or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

As a result of the dismissals above, there are no longer claims pending against the Rydex Variable Trust related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848.

98 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Variable Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from the transfer agent and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2018

THE RYDEX FUNDS ANNUAL REPORT | 99

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
S&P 500® Pure Value Fund	31.17%
S&P MidCap 400® Pure Value Fund	9.43%
Europe 1.25x Strategy Fund	0.00%
Strengthening Dollar 2x Strategy Fund	0.00%

With respect to the taxable year ended December 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$2,087,780	$1,353,103
S&P 500® Pure Value Fund	—	149,153
S&P MidCap 400® Pure Growth Fund	—	487,102
S&P MidCap 400® Pure Value Fund	148,611	331,048
S&P SmallCap 600® Pure Growth Fund	799,644	940,805
S&P SmallCap 600® Pure Value Fund	398,643	—
Japan 2x Strategy Fund	—	29,321
Strengthening Dollar 2x Strategy Fund	44,708	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

100 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Current: Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	Epiphany Funds (3) (2009-present).
John O. Demaret (1940)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	None.
Werner E. Keller (1940)	Chairman and Trustee of the Board, and Member of the Audit Committee.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, Chairman and Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Member of the Nominating and Governance Committee.	Current: Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Chairwoman and Member of the Investment and Performance Committee,	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

102 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012- present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT | 103

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

104 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE RYDEX FUNDS ANNUAL REPORT | 105

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

12.31.2017

Rydex Variable Trust Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-ANN-2-1217x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	14
BIOTECHNOLOGY FUND	21
CONSUMER PRODUCTS FUND	28
ELECTRONICS FUND	35
ENERGY FUND	42
ENERGY SERVICES FUND	49
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	72
LEISURE FUND	80
PRECIOUS METALS FUND	88
REAL ESTATE FUND	95
RETAILING FUND	103
TECHNOLOGY FUND	110
TELECOMMUNICATIONS FUND	118
TRANSPORTATION FUND	125
UTILITIES FUND	132
NOTES TO FINANCIAL STATEMENTS	139
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	152
OTHER INFORMATION	153
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	155
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	158

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2017

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2017.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
January 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2017

The market story at the end of 2017 was one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which was bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditure plans in the coming quarters. The economy could also benefit from favorable financial conditions both in the U.S. and abroad, which could keep economic growth well above 2% in 2018.

While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently participating in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.

Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of 2018 core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.83%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.03%. The return of the MSCI Emerging Markets Index* was 37.28%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.54% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.50%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.86% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2017

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2017 and ending December 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.71%	9.72%	$ 1,000.00	$ 1,097.20	$ 9.04
Basic Materials Fund	1.71%	12.87%	1,000.00	1,128.70	9.17
Biotechnology Fund	1.71%	7.04%	1,000.00	1,070.40	8.92
Consumer Products Fund	1.71%	5.11%	1,000.00	1,051.10	8.84
Electronics Fund	1.71%	17.89%	1,000.00	1,178.90	9.39
Energy Fund	1.71%	14.61%	1,000.00	1,146.10	9.25
Energy Services Fund	1.71%	10.79%	1,000.00	1,107.90	9.09
Financial Services Fund	1.71%	9.11%	1,000.00	1,091.10	9.01
Health Care Fund	1.71%	3.25%	1,000.00	1,032.50	8.76
Internet Fund	1.71%	12.36%	1,000.00	1,123.60	9.15
Leisure Fund	1.71%	6.04%	1,000.00	1,060.40	8.88
Precious Metals Fund	1.61%	3.60%	1,000.00	1,036.00	8.26
Real Estate Fund	1.71%	2.52%	1,000.00	1,025.20	8.73
Retailing Fund	1.71%	11.72%	1,000.00	1,117.20	9.13
Technology Fund	1.71%	14.11%	1,000.00	1,141.10	9.23
Telecommunications Fund	1.71%	5.61%	1,000.00	1,056.10	8.86
Transportation Fund	1.71%	12.31%	1,000.00	1,123.10	9.15
Utilities Fund	1.71%	3.23%	1,000.00	1,032.30	8.76
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.71%	5.00%	$ 1,000.00	$ 1,016.59	$ 8.69
Basic Materials Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Biotechnology Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Consumer Products Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Electronics Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Energy Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Energy Services Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Financial Services Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Health Care Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Internet Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Leisure Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Precious Metals Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Real Estate Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Retailing Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Technology Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Telecommunications Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Transportation Fund	1.71%	5.00%	1,000.00	1,016.59	8.69
Utilities Fund	1.71%	5.00%	1,000.00	1,016.59	8.69

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2017 to December 31, 2017.

6 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2017, Banking Fund returned 12.48%, compared with the S&P 500 Index, which returned 21.83%. The S&P 500 Financials Index returned 22.18%.

The banks industry is the largest in the Fund, accounting for most of the Fund by weight, and as a whole it contributed to return. The capital markets industry and the commercial banks industry also contributed to Fund performance. The only industry to detract from return was the thrifts & mortgage finance industry.

Bank of America Corp., Citigroup, Inc., and JPMorgan Chase & Co. were the holdings that contributed the most to the Fund’s return for the period. Popular, Inc., United Bankshares, Inc., and New York Community Bancorp, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.2%
Bank of America Corp.	4.1%
JPMorgan Chase & Co.	4.1%
Citigroup, Inc.	4.0%
U.S. Bancorp	3.0%
PNC Financial Services Group, Inc.	2.7%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.3%
BB&T Corp.	2.0%
State Street Corp.	1.9%
Top Ten Total	30.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Banking Fund	12.48%	12.72%	1.22%
S&P 500 Financials Index	22.18%	18.21%	3.78%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

8 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Banks - 94.6%
Wells Fargo & Co.	6,662	$404,184
Bank of America Corp.	13,558	400,232
JPMorgan Chase & Co.	3,716	397,389
Citigroup, Inc.	5,176	385,146
U.S. Bancorp	5,388	288,689
PNC Financial Services Group, Inc.	1,791	258,423
Bank of New York Mellon Corp.	4,257	229,282
Capital One Financial Corp.	2,210	220,072
BB&T Corp.	3,914	194,604
State Street Corp.	1,925	187,899
SunTrust Banks, Inc.	2,676	172,843
M&T Bank Corp.	928	158,679
Northern Trust Corp.	1,499	149,735
KeyCorp	7,287	146,979
Fifth Third Bancorp	4,751	144,145
Citizens Financial Group, Inc.	3,401	142,774
Regions Financial Corp.	8,142	140,694
Huntington Bancshares, Inc.	8,519	124,037
Comerica, Inc.	1,414	122,749
First Republic Bank	1,313	113,758
SVB Financial Group*	475	111,041
Banco Bradesco S.A. ADR	10,757	110,152
ICICI Bank Ltd. ADR	10,696	104,072
Toronto-Dominion Bank	1,761	103,159
Royal Bank of Canada	1,247	101,818
HDFC Bank Ltd. ADR	998	101,467
Zions Bancorporation	1,984	100,847
Popular, Inc.	2,823	100,188
HSBC Holdings plc ADR	1,915	98,891
Deutsche Bank AG	5,077	96,615
Canadian Imperial Bank of Commerce	977	95,170
Credit Suisse Group AG ADR*	5,247	93,659
East West Bancorp, Inc.	1,535	93,374
Bank of Nova Scotia	1,398	90,213
Bank of Montreal	1,123	89,862
ING Groep N.V. ADR	4,860	89,716
Signature Bank*	622	85,376
First Horizon National Corp.	4,025	80,459
Bank of the Ozarks	1,659	80,379
PacWest Bancorp	1,579	79,582
BOK Financial Corp.	847	78,195
Commerce Bancshares, Inc.	1,378	76,947
CIT Group, Inc.	1,563	76,946
Cullen/Frost Bankers, Inc.	803	76,004
Western Alliance Bancorporation*	1,334	75,531
Synovus Financial Corp.	1,555	74,547
Pinnacle Financial Partners, Inc.	1,079	71,538
First Citizens BancShares, Inc. — Class A	177	71,331
Webster Financial Corp.	1,254	70,425
Prosperity Bancshares, Inc.	992	69,509
Umpqua Holdings Corp.	3,230	67,184
Wintrust Financial Corp.	815	67,132
BankUnited, Inc.	1,621	66,007
FNB Corp.	4,767	65,880
Texas Capital Bancshares, Inc.*	740	65,786
Hancock Holding Co.	1,306	64,647
Home BancShares, Inc.	2,762	64,216
IBERIABANK Corp.	827	64,092
First Hawaiian, Inc.	2,138	62,387
Associated Banc-Corp.	2,422	61,519
MB Financial, Inc.	1,362	60,636
Chemical Financial Corp.	1,134	60,635
Bank of Hawaii Corp.	700	59,990
United Bankshares, Inc.	1,716	59,631
TCF Financial Corp.	2,864	58,712
UMB Financial Corp.	815	58,615
Cathay General Bancorp	1,370	57,773
South State Corp.	645	56,212
Glacier Bancorp, Inc.	1,420	55,934
Fulton Financial Corp.	3,101	55,508
Columbia Banking System, Inc.	1,263	54,865
First Financial Bankshares, Inc.[1]	1,189	53,564
Valley National Bancorp	4,723	52,992
Simmons First National Corp. — Class A	907	51,790
BancorpSouth Bank	1,646	51,767
International Bancshares Corp.	1,272	50,498
CVB Financial Corp.	2,122	49,994
Hope Bancorp, Inc.	2,704	49,348
First Midwest Bancorp, Inc.	2,020	48,500
Old National Bancorp	2,733	47,691
First Interstate BancSystem, Inc. — Class A	1,185	47,459
Trustmark Corp.	1,434	45,687
United Community Banks, Inc.	1,610	45,305
Eagle Bancorp, Inc.*	780	45,162
LegacyTexas Financial Group, Inc.	1,069	45,122
First Merchants Corp.	1,063	44,710
Ameris Bancorp	886	42,705
Banner Corp.	753	41,505
First Financial Bancorp	1,488	39,209
Total Banks		9,169,695

Savings & Loans - 3.8%
People’s United Financial, Inc.	4,250	79,475
New York Community Bancorp, Inc.	5,996	78,068
Sterling Bancorp	2,973	73,136
Investors Bancorp, Inc.	4,610	63,987
Pacific Premier Bancorp, Inc.*	1,103	44,120
Banc of California, Inc.[1]	1,539	31,780
Total Savings & Loans		370,566

Insurance - 1.0%
Voya Financial, Inc.	1,939	95,923

Total Common Stocks
(Cost $6,699,581)		9,636,184

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
BANKING FUND

	Shares	Value

PREFERRED STOCKS† - 1.3%
Banks - 1.3%
Itau Unibanco Holding S.A. ADR	9,231	$120,003
Total Preferred Stocks
(Cost $84,160)		120,003

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.9%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$57,392	57,392
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	30,631	30,631
Total Repurchase Agreements
(Cost $88,023)		88,023

SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	70,052	70,052
Total Securities Lending Collateral
(Cost $70,052)		70,052

Total Investments - 102.3%
(Cost $6,941,816)		$9,914,262
Other Assets & Liabilities, net - (2.3)%		(222,039)
Total Net Assets - 100.0%		$9,692,223

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,636,184	$—	$—	$9,636,184
Preferred Stocks	120,003	—	—	120,003
Repurchase Agreements	—	88,023	—	88,023
Securities Lending Collateral	70,052	—	—	70,052
Total Assets	$9,826,239	$88,023	$—	$9,914,262

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $66,115 of securities loaned (cost $6,853,793)	$9,826,239
Repurchase agreements, at value (cost $88,023)	88,023
Receivables:
Securities sold	901,119
Dividends	16,121
Foreign tax reclaims	937
Securities lending income	35
Interest	10
Total assets	10,832,484

Liabilities:
Payable for:
Fund shares redeemed	1,034,841
Return of securities loaned	70,052
Management fees	7,416
Transfer agent and administrative fees	2,182
Investor service fees	2,182
Portfolio accounting fees	873
Miscellaneous	22,715
Total liabilities	1,140,261
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,692,223

Net assets consist of:
Paid in capital	$8,946,297
Undistributed net investment income	34,621
Accumulated net realized loss on investments	(2,261,141)
Net unrealized appreciation on investments	2,972,446
Net assets	$9,692,223
Capital shares outstanding	101,818
Net asset value per share	$95.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,380)	$213,187
Interest	583
Income from securities lending, net	866
Total investment income	214,636

Expenses:
Management fees	89,904
Investor service fees	26,442
Transfer agent and administrative fees	26,442
Professional fees	15,701
Portfolio accounting fees	10,577
Custodian fees	1,728
Trustees’ fees*	959
Line of credit fees	21
Miscellaneous	8,443
Total expenses	180,217
Net investment income	34,419

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	300,585
Net realized gain	300,585
Net change in unrealized appreciation (depreciation) on:
Investments	492,571
Net change in unrealized appreciation (depreciation)	492,571
Net realized and unrealized gain	793,156
Net increase in net assets resulting from operations	$827,575

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$34,419	$33,966
Net realized gain on investments	300,585	376,626
Net change in unrealized appreciation (depreciation) on investments	492,571	1,144,359
Net increase in net assets resulting from operations	827,575	1,554,951

Distributions to shareholders from:
Net investment income	(33,765)	(45,284)
Total distributions to shareholders	(33,765)	(45,284)

Capital share transactions:
Proceeds from sale of shares	30,366,745	32,177,327
Distributions reinvested	33,765	45,284
Cost of shares redeemed	(37,578,472)	(23,267,078)
Net increase (decrease) from capital share transactions	(7,177,962)	8,955,533
Net increase (decrease) in net assets	(6,384,152)	10,465,200

Net assets:
Beginning of year	16,076,375	5,611,175
End of year	$9,692,223	$16,076,375
Undistributed net investment income at end of year	$34,621	$33,966

Capital share activity:
Shares sold	347,123	454,966	*
Shares issued from reinvestment of distributions	386	706	*
Shares redeemed	(435,048)	(348,993	)*
Net increase (decrease) in shares	(87,539)	106,679	*

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$84.90	$67.87	$71.43	$86.82	$80.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.10	.42	.48	.48
Net gain (loss) on investments (realized and unrealized)	10.28	17.11	(3.86)	2.55	22.37
Total from investment operations	10.56	17.21	(3.44)	3.03	22.85
Less distributions from:
Net investment income	(.27)	(.18)	(.12)	(1.44)	(1.20)
Net realized gains	—	—	—	(16.98)	(15.24)
Total distributions	(.27)	(.18)	(.12)	(18.42)	(16.44)
Net asset value, end of period	$95.19	$84.90	$67.87	$71.43	$86.82

Total Return[b]	12.48%	27.25%	(4.86%)	3.42%	29.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,692	$16,076	$5,611	$3,938	$5,966
Ratios to average net assets:
Net investment income (loss)	0.33%	0.69%	0.62%	0.56%	0.52%
Total expenses	1.70%	1.67%	1.59%	1.66%	1.64%
Portfolio turnover rate	273%	417%	388%	285%	438%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2017, Basic Materials Fund returned 21.43%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Materials Index returned 23.84%.

The chemicals industry was the largest contributor to the Fund’s return for the period, followed by the metals & mining industry. No industry detracted from return. The paper & forest products industry contributed the least to the Fund’s return for the period, followed by the construction materials industry.

The top-performing holdings were Vale S.A. ADR, Sherwin-Williams Co., and DowDuPont, Inc. The worst-performing holdings included Tahoe Resources, Inc., AK Steel Holding Corp., and Hecla Mining Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.5%
Monsanto Co.	2.5%
Praxair, Inc.	2.3%
LyondellBasell Industries N.V. — Class A	2.3%
Vale S.A. ADR	2.2%
Ecolab, Inc.	2.1%
Sherwin-Williams Co.	2.1%
Air Products & Chemicals, Inc.	2.1%
Freeport-McMoRan, Inc.	2.0%
PPG Industries, Inc.	1.9%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Basic Materials Fund	21.43%	5.49%	2.65%
S&P 500 Materials Index	23.84%	12.20%	6.17%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2017
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 100.5%

Chemicals - 45.3%
DowDuPont, Inc.	10,689	$761,271
Monsanto Co.	3,593	419,591
Praxair, Inc.	2,544	393,506
LyondellBasell Industries N.V. — Class A	3,556	392,298
Sherwin-Williams Co.	893	366,166
Air Products & Chemicals, Inc.	2,141	351,295
PPG Industries, Inc.	2,760	322,423
Celanese Corp. — Class A	2,115	226,474
Westlake Chemical Corp.	2,096	223,287
Albemarle Corp.	1,703	217,797
FMC Corp.	2,267	214,594
Eastman Chemical Co.	2,308	213,813
International Flavors & Fragrances, Inc.	1,344	205,108
CF Industries Holdings, Inc.	4,515	192,068
Mosaic Co.	7,108	182,391
Chemours Co.	3,635	181,968
Huntsman Corp.	5,115	170,278
Axalta Coating Systems Ltd.*	5,073	164,162
Potash Corporation of Saskatchewan, Inc.	7,885	162,825
RPM International, Inc.	2,979	156,159
Sociedad Quimica y Minera de Chile S.A. ADR	2,480	147,238
Olin Corp.	4,066	144,668
Methanex Corp.	2,323	140,658
Valvoline, Inc.	5,356	134,221
WR Grace & Co.	1,821	127,707
Ashland Global Holdings, Inc.	1,741	123,959
Cabot Corp.	1,907	117,452
PolyOne Corp.	2,514	109,359
Agrium, Inc.	950	109,250
Sensient Technologies Corp.	1,421	103,946
Platform Specialty Products Corp.*	10,240	101,581
Ingevity Corp.*	1,420	100,068
HB Fuller Co.	1,809	97,451
Balchem Corp.	1,170	94,302
Tronox Ltd. — Class A	4,540	93,115
Minerals Technologies, Inc.	1,345	92,603
GCP Applied Technologies, Inc.*	2,800	89,320
Ferro Corp.*	3,540	83,509
Innospec, Inc.	1,100	77,660
A. Schulman, Inc.	1,672	62,282
Calgon Carbon Corp.	2,870	61,131
Total Chemicals		7,728,954

Mining - 18.6%
Freeport-McMoRan, Inc.*	18,164	344,389
Newmont Mining Corp.	7,360	276,147
Barrick Gold Corp.	17,284	250,100
Teck Resources Ltd. — Class B	8,114	212,343
Rio Tinto plc ADR	3,942	208,650
Alcoa Corp.*	3,860	207,938
Goldcorp, Inc.	15,492	197,833
BHP Billiton Ltd. ADR[1]	4,206	193,434
Agnico Eagle Mines Ltd.	3,323	153,456
Wheaton Precious Metals Corp.	6,808	150,661
Randgold Resources Ltd. ADR	1,444	142,797
Franco-Nevada Corp.	1,728	138,154
Royal Gold, Inc.	1,649	135,416
Pan American Silver Corp.	7,771	120,917
AngloGold Ashanti Ltd. ADR	11,621	118,418
Compass Minerals International, Inc.	1,305	94,286
Century Aluminum Co.*	4,139	81,290
Kaiser Aluminum Corp.	760	81,206
Coeur Mining, Inc.*	9,429	70,718
Total Mining		3,178,153

Packaging & Containers - 11.3%
WestRock Co.	3,700	233,877
Ball Corp.	5,532	209,386
Packaging Corporation of America	1,666	200,836
Sealed Air Corp.	3,612	178,072
Berry Global Group, Inc.*	2,744	160,991
Crown Holdings, Inc.*	2,823	158,794
Sonoco Products Co.	2,542	135,082
Graphic Packaging Holding Co.	8,320	128,544
Bemis Company, Inc.	2,596	124,063
Owens-Illinois, Inc.*	4,896	108,544
Silgan Holdings, Inc.	3,630	106,686
Greif, Inc. — Class A	1,666	100,926
KapStone Paper and Packaging Corp.	3,905	88,604
Total Packaging & Containers		1,934,405

Iron & Steel - 10.6%
Vale S.A. ADR	30,526	373,333
Nucor Corp.	4,201	267,100
Steel Dynamics, Inc.	4,485	193,438
ArcelorMittal*,1	4,982	160,968
United States Steel Corp.	4,251	149,593
Reliance Steel & Aluminum Co.	1,733	148,674
Allegheny Technologies, Inc.*	4,238	102,305
Commercial Metals Co.	4,450	94,874
Carpenter Technology Corp.	1,805	92,037
Cleveland-Cliffs, Inc.*	12,575	90,666
AK Steel Holding Corp.*	14,120	79,919
Schnitzer Steel Industries, Inc. — Class A	1,795	60,132
Total Iron & Steel		1,813,039

Building Materials - 5.8%
Vulcan Materials Co.	1,956	251,092
Martin Marietta Materials, Inc.	1,035	228,777
Eagle Materials, Inc.	1,211	137,206
Louisiana-Pacific Corp.*	4,343	114,047
Summit Materials, Inc. — Class A*	3,586	112,744
Boise Cascade Co.	1,840	73,416
US Concrete, Inc.*	860	71,939
Total Building Materials		989,221

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
BASIC MATERIALS FUND

	Shares	Value

Forest Products & Paper - 2.3%
International Paper Co.	4,981	$288,599
Domtar Corp.	2,119	104,933
Total Forest Products & Paper		393,532

Commercial Services - 2.2%
Ecolab, Inc.	2,734	366,848

Miscellaneous Manufacturing - 1.4%
AptarGroup, Inc.	1,580	136,323
Trinseo S.A.	1,444	104,834
Total Miscellaneous Manufacturing		241,157

Household Products & Housewares - 1.1%
Avery Dennison Corp.	1,623	186,418

Housewares - 0.9%
Scotts Miracle-Gro Co. — Class A	1,380	147,646

Metal Fabricate & Hardware - 0.6%
Worthington Industries, Inc.	2,256	99,399

Coal - 0.4%
Warrior Met Coal, Inc.	2,760	69,414

Total Common Stocks
(Cost $11,820,706)		17,148,186

	Face Amount~

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$44,152	44,152
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	23,564	23,564
Total Repurchase Agreements
(Cost $67,716)		67,716

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	239,835	239,835
Total Securities Lending Collateral
(Cost $239,835)		239,835

Total Investments - 102.3%
(Cost $12,128,257)		$17,455,737
Other Assets & Liabilities, net - (2.3)%		(388,310)
Total Net Assets - 100.0%		$17,067,427

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,148,186	$—	$—	$17,148,186
Repurchase Agreements	—	67,716	—	67,716
Securities Lending Collateral	239,835	—	—	239,835
Total Assets	$17,388,021	$67,716	$—	$17,455,737

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $229,530 of securities loaned (cost $12,060,541)	$17,388,021
Repurchase agreements, at value (cost $67,716)	67,716
Cash	2,615
Receivables:
Fund shares sold	1,281,427
Dividends	15,634
Securities lending income	69
Foreign tax reclaims	51
Interest	8
Total assets	18,755,541

Liabilities:
Payable for:
Securities purchased	1,219,403
Return of securities loaned	239,835
Fund shares redeemed	161,800
Deferred foreign capital gain taxes	25,971
Management fees	10,775
Transfer agent and administrative fees	3,169
Investor service fees	3,169
Portfolio accounting fees	1,268
Miscellaneous	22,724
Total liabilities	1,688,114
Commitments and contingent liabilities (Note 10)	—
Net assets	$17,067,427

Net assets consist of:
Paid in capital	$13,078,917
Accumulated net investment loss	(30,465)
Accumulated net realized loss on investments	(1,308,505)
Net unrealized appreciation on investments	5,327,480
Net assets	$17,067,427
Capital shares outstanding	210,008
Net asset value per share	$81.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $3,213)	$223,609
Interest	891
Income from securities lending, net	1,430
Total investment income	225,930

Expenses:
Management fees	119,610
Investor service fees	35,179
Transfer agent and administrative fees	35,179
Professional fees	20,208
Portfolio accounting fees	14,071
Custodian fees	2,341
Trustees’ fees*	1,545
Line of credit fees	10
Miscellaneous	11,726
Total expenses	239,869
Net investment loss	(13,939)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	732,957	[a]
Net realized gain	732,957
Net change in unrealized appreciation (depreciation) on:
Investments	1,828,447
Net change in unrealized appreciation (depreciation)	1,828,447
Net realized and unrealized gain	2,561,404
Net increase in net assets resulting from operations	$2,547,465

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Net of foreign capital gain taxes of $25,971.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(13,939)	$9,979
Net realized gain on investments	732,957	999,289
Net change in unrealized appreciation (depreciation) on investments	1,828,447	1,564,607
Net increase in net assets resulting from operations	2,547,465	2,573,875

Distributions to shareholders from:
Net investment income	(71,217)	—
Net realized gains	(34,563)	(252,952)
Total distributions to shareholders	(105,780)	(252,952)

Capital share transactions:
Proceeds from sale of shares	29,274,757	43,319,102
Distributions reinvested	105,780	252,952
Cost of shares redeemed	(29,983,875)	(35,747,641)
Net increase (decrease) from capital share transactions	(603,338)	7,824,413
Net increase in net assets	1,838,347	10,145,336

Net assets:
Beginning of year	15,229,080	5,083,744
End of year	$17,067,427	$15,229,080
(Accumulated net investment loss)/Undistributed net investment income at end of year	$(30,465)	$31,212

Capital share activity:
Shares sold	391,107	688,344	*
Shares issued from reinvestment of distributions	1,441	3,831	*
Shares redeemed	(407,804)	(563,714	)*
Net increase (decrease) in shares	(15,256)	128,461	*

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$67.61	$52.52	$63.47	$74.45	$78.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.02	.18	.15	.27
Net gain (loss) on investments (realized and unrealized)	14.47	15.43	(11.13)	(1.32)	.58
Total from investment operations	14.40	15.45	(10.95)	(1.17)	.85
Less distributions from:
Net investment income	(.50)	—	—	(3.39)	(.57)
Net realized gains	(.24)	(.36)	—	(6.42)	(4.08)
Total distributions	(.74)	(.36)	—	(9.81)	(4.65)
Net asset value, end of period	$81.27	$67.61	$52.52	$63.47	$74.45

Total Return[b]	21.43%	30.86%	(17.30%)	(1.81%)	1.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,067	$15,229	$5,084	$9,062	$11,587
Ratios to average net assets:
Net investment income (loss)	(0.10%)	0.08%	0.27%	0.18%	0.37%
Total expenses	1.70%	1.66%	1.59%	1.66%	1.64%
Portfolio turnover rate	181%	266%	228%	218%	350%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2017, Biotechnology Fund returned 29.44%, compared with the S&P 500 Index, which returned 21.83%. The S&P 500 Health Care Index returned 22.08%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group contributed the most to return, followed by the life sciences tools & services segment. No industry detracted from return.

The best-performing holdings in the Fund were AbbVie, Inc., Vertex Pharmaceuticals, Inc., and Nektar Therapeutics. The worst-performing holdings in the Fund included OPKO Health, Inc., Tesaro, Inc., and Depomed, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	5.9%
Amgen, Inc.	5.3%
Gilead Sciences, Inc.	4.4%
Celgene Corp.	4.2%
Biogen, Inc.	3.8%
Shire plc ADR	3.3%
Vertex Pharmaceuticals, Inc.	3.0%
Regeneron Pharmaceuticals, Inc.	3.0%
Illumina, Inc.	2.7%
Alexion Pharmaceuticals, Inc.	2.6%
Top Ten Total	38.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Biotechnology Fund	29.44%	18.21%	14.90%
S&P 500 Health Care Index	22.08%	17.62%	11.02%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Biotechnology - 67.2%
Amgen, Inc.	8,850	$1,539,015
Gilead Sciences, Inc.	17,993	1,289,019
Celgene Corp.*	11,736	1,224,769
Biogen, Inc.*	3,511	1,118,499
Vertex Pharmaceuticals, Inc.*	5,897	883,724
Regeneron Pharmaceuticals, Inc.*	2,325	874,107
Illumina, Inc.*	3,618	790,497
Alexion Pharmaceuticals, Inc.*	6,265	749,231
Incyte Corp.*	6,433	609,269
BioMarin Pharmaceutical, Inc.*	5,975	532,791
Alnylam Pharmaceuticals, Inc.*	3,900	495,495
Exelixis, Inc.*	14,869	452,018
Seattle Genetics, Inc.*	7,329	392,102
Sage Therapeutics, Inc.*	2,240	368,950
United Therapeutics Corp.*	2,483	367,360
Bio-Rad Laboratories, Inc. — Class A*	1,498	357,528
Exact Sciences Corp.*	6,772	355,801
Bluebird Bio, Inc.*	1,930	343,733
Ionis Pharmaceuticals, Inc.*	6,810	342,543
Bioverativ, Inc.*	6,190	333,765
Juno Therapeutics, Inc.*	7,141	326,415
Charles River Laboratories International, Inc.*	2,969	324,957
FibroGen, Inc.*	6,010	284,874
Avexis, Inc.*	2,530	279,995
ACADIA Pharmaceuticals, Inc.*	8,999	270,960
Puma Biotechnology, Inc.*	2,670	263,929
Immunomedics, Inc.*,1	15,440	249,510
Spark Therapeutics, Inc.*,1	4,790	246,302
Halozyme Therapeutics, Inc.*	11,889	240,871
Ligand Pharmaceuticals, Inc. — Class B*	1,731	237,026
Amicus Therapeutics, Inc.*	15,648	225,175
Myriad Genetics, Inc.*	6,526	224,135
Insmed, Inc.*	7,140	222,625
Prothena Corporation plc*,1	5,844	219,092
Loxo Oncology, Inc.*	2,600	218,868
Medicines Co.*	7,370	201,496
Spectrum Pharmaceuticals, Inc.*	10,510	199,165
Blueprint Medicines Corp.*	2,640	199,082
Ultragenyx Pharmaceutical, Inc.*	4,270	198,043
Esperion Therapeutics, Inc.*	2,970	195,545
Editas Medicine, Inc.*,1	6,160	189,297
Sangamo Therapeutics, Inc.*	10,460	171,544
Radius Health, Inc.*,1	5,277	167,650
Intercept Pharmaceuticals, Inc.*,1	2,819	164,686
Dynavax Technologies Corp.*	7,850	146,795
Acorda Therapeutics, Inc.*	6,741	144,594
ImmunoGen, Inc.*	20,320	130,251
PTC Therapeutics, Inc.*	7,100	118,428
Five Prime Therapeutics, Inc.*	4,781	104,800
AMAG Pharmaceuticals, Inc.*	6,866	90,974
Total Biotechnology		19,677,300

Pharmaceuticals - 25.6%
AbbVie, Inc.	17,786	1,720,084
Shire plc ADR	6,258	970,741
Nektar Therapeutics*	7,422	443,242
Neurocrine Biosciences, Inc.*	5,024	389,812
PRA Health Sciences, Inc.*	3,820	347,887
Alkermes plc*	5,773	315,956
Jazz Pharmaceuticals plc*	2,340	315,081
TESARO, Inc.*	3,620	299,989
Akorn, Inc.*	8,611	277,533
Sarepta Therapeutics, Inc.*	4,788	266,404
Clovis Oncology, Inc.*	3,850	261,800
Portola Pharmaceuticals, Inc.*	4,978	242,329
Array BioPharma, Inc.*	18,650	238,720
Agios Pharmaceuticals, Inc.*	3,890	222,391
Horizon Pharma plc*	14,721	214,927
Ironwood Pharmaceuticals, Inc. — Class A*	13,798	206,832
Pacira Pharmaceuticals, Inc.*	4,224	192,826
Global Blood Therapeutics, Inc.*	4,380	172,353
Impax Laboratories, Inc.*	9,169	152,664
Flexion Therapeutics, Inc.*,1	5,440	136,218
Eagle Pharmaceuticals, Inc.*,1	2,170	115,921
Total Pharmaceuticals		7,503,710

Healthcare-Products - 3.4%
Bio-Techne Corp.	2,384	308,847
QIAGEN N.V.*	8,828	273,050
OPKO Health, Inc.*,1	46,140	226,086
MiMedx Group, Inc.*,1	13,600	171,496
Total Healthcare-Products		979,479

Healthcare-Services - 2.1%
IQVIA Holdings, Inc.*	6,281	614,910

Commercial Services - 1.0%
Incorporated Research Holdings, Inc. — Class A*	6,946	302,846

Total Common Stocks
(Cost $14,309,819)		29,078,245

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 03/01/18*,5	18,097	—
Dyax Corp.
Expires 03/06/18*,5	12,367	—
Clinical Data, Inc.
Expires 12/31/20*,5	4,730	—
Total Rights
(Cost $1,341)		—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
BIOTECHNOLOGY FUND

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.2%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$224,088	224,088
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	119,596	119,596
Total Repurchase Agreements
(Cost $343,684)		343,684

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	1,125,384	1,125,384
Total Securities Lending Collateral
(Cost $1,125,384)		1,125,384

Total Investments - 104.4%
(Cost $15,780,228)		$30,547,313
Other Assets & Liabilities, net - (4.4)%		(1,275,233)
Total Net Assets - 100.0%		$29,272,080

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
[5]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $ 1,341) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$29,078,245	$—	$—		$29,078,245
Repurchase Agreements	—	343,684	—		343,684
Rights	—	—	—	*	—
Securities Lending Collateral	1,125,384	—	—		1,125,384
Total Assets	$30,203,629	$343,684	$—		$30,547,313

*	Securities have a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $1,066,545 of securities loaned (cost $15,436,544)	$30,203,629
Repurchase agreements, at value (cost $343,684)	343,684
Receivables:
Fund shares sold	71,589
Securities lending income	1,519
Interest	40
Total assets	30,620,461

Liabilities:
Payable for:
Return of securities loaned	1,125,384
Fund shares redeemed	148,179
Management fees	20,997
Transfer agent and administrative fees	6,176
Investor service fees	6,176
Portfolio accounting fees	2,470
Miscellaneous	38,999
Total liabilities	1,348,381
Commitments and contingent liabilities (Note 10)	—
Net assets	$29,272,080

Net assets consist of:
Paid in capital	$16,790,843
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,285,848)
Net unrealized appreciation on investments	14,767,085
Net assets	$29,272,080
Capital shares outstanding	338,291
Net asset value per share	$86.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,220)	$174,652
Interest	1,532
Income from securities lending, net	12,946
Total investment income	189,130

Expenses:
Management fees	224,166
Investor service fees	65,931
Transfer agent and administrative fees	65,931
Professional fees	39,239
Portfolio accounting fees	26,372
Custodian fees	4,554
Trustees’ fees*	3,436
Line of credit fees	123
Miscellaneous	19,875
Total expenses	449,627
Net investment loss	(260,497)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,484,880
Net realized gain	1,484,880
Net change in unrealized appreciation (depreciation) on:
Investments	4,982,566
Net change in unrealized appreciation (depreciation)	4,982,566
Net realized and unrealized gain	6,467,446
Net increase in net assets resulting from operations	$6,206,949

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(260,497)	$(305,744)
Net realized gain on investments	1,484,880	14,032
Net change in unrealized appreciation (depreciation) on investments	4,982,566	(7,892,957)
Net increase (decrease) in net assets resulting from operations	6,206,949	(8,184,669)

Capital share transactions:
Proceeds from sale of shares	41,892,541	35,395,561
Cost of shares redeemed	(41,058,300)	(46,984,722)
Net increase (decrease) from capital share transactions	834,241	(11,589,161)
Net increase (decrease) in net assets	7,041,190	(19,773,830)

Net assets:
Beginning of year	22,230,890	42,004,720
End of year	$29,272,080	$22,230,890
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	533,295	510,265
Shares redeemed	(527,513)	(682,479)
Net increase (decrease) in shares	5,782	(172,214)

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$66.86	$83.22	$76.71	$57.81	$37.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(.80)	(1.02)	(.62)	(.56)
Net gain (loss) on investments (realized and unrealized)	20.46	(15.56)	7.53	19.52	20.88
Total from investment operations	19.67	(16.36)	6.51	18.90	20.32
Net asset value, end of period	$86.53	$66.86	$83.22	$76.71	$57.81

Total Return[b]	29.44%	(19.66%)	8.47%	32.69%	54.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,272	$22,231	$42,005	$38,094	$26,499
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.16%)	(1.17%)	(0.92%)	(1.15%)
Total expenses	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	137%	127%	161%	165%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2017, Consumer Products Fund returned 11.53%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 13.49%.

The beverages industry was the largest contributor to the Fund’s return for the period, followed by the household products industry. No industry detracted. The food &staples retailing industry contributed the least.

Fund performance for the year got the biggest boost from and Estee Lauder Companies, Inc. Class A, Constellation Brands, Inc. Class A, and Philip Morris International, Inc. The Fund’s weakest performers during the year were Kroger Co., Avon Products, Inc., and Kraft Heinz Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.1%
Coca-Cola Co.	4.7%
PepsiCo, Inc.	4.4%
Philip Morris International, Inc.	4.2%
Altria Group, Inc.	3.9%
Kraft Heinz Co.	3.2%
Colgate-Palmolive Co.	2.7%
Mondelez International, Inc. — Class A	2.6%
Estee Lauder Companies, Inc. — Class A	2.3%
Constellation Brands, Inc. — Class A	2.2%
Top Ten Total	35.3%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Consumer Products Fund	11.53%	12.52%	9.13%
S&P 500 Consumer Staples Index	13.49%	13.27%	10.07%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	December 31, 2017
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Food - 40.4%
Kraft Heinz Co.	6,613	$514,227
Mondelez International, Inc. — Class A	9,869	422,393
General Mills, Inc.	5,342	316,727
Tyson Foods, Inc. — Class A	3,712	300,932
Sysco Corp.	4,886	296,727
Kroger Co.	9,666	265,332
Hershey Co.	2,294	260,392
Kellogg Co.	3,816	259,412
Hormel Foods Corp.	6,353	231,186
Conagra Brands, Inc.	5,550	209,069
JM Smucker Co.	1,661	206,363
Campbell Soup Co.	4,191	201,629
McCormick & Company, Inc.	1,915	195,158
Ingredion, Inc.	1,198	167,480
Lamb Weston Holdings, Inc.	2,672	150,834
BRF S.A. ADR*	13,190	148,519
US Foods Holding Corp.*	4,519	144,292
Pinnacle Foods, Inc.	2,420	143,917
Pilgrim’s Pride Corp.*	4,487	139,366
Blue Buffalo Pet Products, Inc.*	4,070	133,455
Snyder’s-Lance, Inc.	2,630	131,710
Post Holdings, Inc.*	1,520	120,430
Hain Celestial Group, Inc.*	2,656	112,588
Flowers Foods, Inc.	5,414	104,544
Performance Food Group Co.*	3,040	100,624
Lancaster Colony Corp.	773	99,879
Sprouts Farmers Market, Inc.*	3,960	96,426
Darling Ingredients, Inc.*	5,166	93,660
TreeHouse Foods, Inc.*	1,859	91,946
J&J Snack Foods Corp.	591	89,732
Sanderson Farms, Inc.	620	86,044
B&G Foods, Inc.[1]	2,401	84,395
United Natural Foods, Inc.*	1,693	83,414
Fresh Del Monte Produce, Inc.	1,720	81,992
Cal-Maine Foods, Inc.*	1,765	78,454
Hostess Brands, Inc.*	5,190	76,864
Calavo Growers, Inc.[1]	835	70,474
Bob Evans Farms, Inc.	850	66,997
Dean Foods Co.	4,747	54,875
SUPERVALU, Inc.*	2,310	49,896
Total Food		6,482,354

Beverages - 23.9%
Coca-Cola Co.	16,242	745,183
PepsiCo, Inc.	5,811	696,855
Constellation Brands, Inc. — Class A	1,576	360,226
Monster Beverage Corp.*	5,024	317,969
Brown-Forman Corp. — Class B	4,049	278,045
Anheuser-Busch InBev S.A. ADR	2,078	231,822
Dr Pepper Snapple Group, Inc.	2,308	224,014
Molson Coors Brewing Co. — Class B	2,727	223,805
Coca-Cola European Partners plc	4,336	172,789
Fomento Economico Mexicano SAB de CV ADR	1,673	157,095
Diageo plc ADR	1,067	155,814
National Beverage Corp.	1,131	110,205
Boston Beer Company, Inc. — Class A*	410	78,351
Coca-Cola Bottling Company Consolidated	330	71,036
Total Beverages		3,823,209

Cosmetics & Personal Care - 13.1%
Procter & Gamble Co.	8,894	817,181
Colgate-Palmolive Co.	5,805	437,987
Estee Lauder Companies, Inc. — Class A	2,868	364,924
Coty, Inc. — Class A	10,795	214,713
Unilever N.V. — Class Y	3,003	169,129
Edgewell Personal Care Co.*	1,620	96,212
Total Cosmetics & Personal Care		2,100,146

Agriculture - 12.5%
Philip Morris International, Inc.	6,430	679,329
Altria Group, Inc.	8,643	617,197
Archer-Daniels-Midland Co.	6,089	244,047
British American Tobacco plc ADR	3,120	209,009
Bunge Ltd.	2,380	159,650
Vector Group Ltd.	4,071	91,109
Total Agriculture		2,000,341

Household Products & Housewares - 6.2%
Kimberly-Clark Corp.	2,902	350,155
Clorox Co.	1,585	235,753
Church & Dwight Company, Inc.	3,839	192,603
Spectrum Brands Holdings, Inc.	1,195	134,318
Central Garden & Pet Co. — Class A*	2,000	75,420
Total Household Products & Housewares		988,249

Retail - 1.3%
Casey’s General Stores, Inc.	947	106,007
Nu Skin Enterprises, Inc. — Class A	1,488	101,527
Total Retail		207,534

Pharmaceuticals - 0.8%
Herbalife Ltd.*,1	1,871	126,704

Holding Companies-Diversified - 0.6%
HRG Group, Inc.*	5,800	98,310

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	1,860	89,243

Total Common Stocks
(Cost $9,372,052)		15,916,090

RIGHTS††† - 0.0%
PDC
Expires 03/01/18*,5	7,547	—
Casa Ley
Expires 01/17/19*,5	7,547	—
Total Rights
(Cost $1,815)		—

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
CONSUMER PRODUCTS FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$51,523	$51,523
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	27,498	27,498
Total Repurchase Agreements
(Cost $79,021)		79,021

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	219,984	219,984
Total Securities Lending Collateral
(Cost $219,984)		219,984

Total Investments - 101.2%
(Cost $9,672,872)		$16,215,095
Other Assets & Liabilities, net - (1.2)%		(191,412)
Total Net Assets - 100.0%		$16,023,683

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
[5]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $1,815) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$15,916,090	$—	$—		$15,916,090
Repurchase Agreements	—	79,021	—		79,021
Rights	—	—	—	*	—
Securities Lending Collateral	219,984	—	—		219,984
Total Assets	$16,136,074	$79,021	$—		$16,215,095

*	Securities have a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $208,651 of securities loaned (cost $9,593,851)	$16,136,074
Repurchase agreements, at value (cost $79,021)	79,021
Receivables:
Fund shares sold	43,576
Dividends	29,639
Foreign tax reclaims	2,643
Securities lending income	324
Interest	9
Total assets	16,291,286

Liabilities:
Payable for:
Return of securities loaned	219,984
Management fees	11,367
Fund shares redeemed	7,639
Transfer agent and administrative fees	3,343
Investor service fees	3,343
Portfolio accounting fees	1,338
Miscellaneous	20,589
Total liabilities	267,603
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,023,683

Net assets consist of:
Paid in capital	$9,921,484
Undistributed net investment income	93,606
Accumulated net realized loss on investments	(533,630)
Net unrealized appreciation on investments	6,542,223
Net assets	$16,023,683
Capital shares outstanding	241,667
Net asset value per share	$66.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $561)	$337,380
Interest	695
Income from securities lending, net	5,812
Other income	129
Total investment income	344,016

Expenses:
Management fees	148,523
Investor service fees	43,683
Transfer agent and administrative fees	43,683
Professional fees	18,980
Portfolio accounting fees	17,473
Custodian fees	3,458
Trustees’ fees*	2,918
Line of credit fees	2
Miscellaneous	18,929
Total expenses	297,649
Net investment income	46,367

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,413,048
Net realized gain	1,413,048
Net change in unrealized appreciation (depreciation) on:
Investments	291,702
Net change in unrealized appreciation (depreciation)	291,702
Net realized and unrealized gain	1,704,750
Net increase in net assets resulting from operations	$1,751,117

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$46,367	$234,084
Net realized gain on investments	1,413,048	4,141,037
Net change in unrealized appreciation (depreciation) on investments	291,702	(2,553,550)
Net increase in net assets resulting from operations	1,751,117	1,821,571

Distributions to shareholders from:
Net investment income	(186,845)	(239,147)
Net realized gains	(526,120)	(1,667,649)
Total distributions to shareholders	(712,965)	(1,906,796)

Capital share transactions:
Proceeds from sale of shares	25,652,415	61,911,706
Distributions reinvested	712,965	1,906,796
Cost of shares redeemed	(29,789,629)	(77,804,973)
Net decrease from capital share transactions	(3,424,249)	(13,986,471)
Net decrease in net assets	(2,386,097)	(14,071,696)

Net assets:
Beginning of year	18,409,780	32,481,476
End of year	$16,023,683	$18,409,780
Undistributed net investment income at end of year	$93,606	$234,084

Capital share activity:
Shares sold	393,943	977,795
Shares issued from reinvestment of distributions	11,492	28,860
Shares redeemed	(461,696)	(1,236,346)
Net decrease in shares	(56,261)	(229,691)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$61.79	$61.56	$60.19	$56.94	$45.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.44	.58	.42	.38
Net gain (loss) on investments (realized and unrealized)	6.79	3.10	3.14	6.72	12.31
Total from investment operations	6.96	3.54	3.72	7.14	12.69
Less distributions from:
Net investment income	(.64)	(.42)	(.34)	(.30)	(.77)
Net realized gains	(1.81)	(2.89)	(2.01)	(3.59)	—
Total distributions	(2.45)	(3.31)	(2.35)	(3.89)	(.77)
Net asset value, end of period	$66.30	$61.79	$61.56	$60.19	$56.94

Total Return[b]	11.53%	5.42%	6.22%	12.63%	28.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,024	$18,410	$32,481	$26,090	$15,448
Ratios to average net assets:
Net investment income (loss)	0.27%	0.68%	0.95%	0.70%	0.72%
Total expenses	1.70%	1.65%	1.61%	1.66%	1.64%
Portfolio turnover rate	133%	161%	225%	194%	438%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2017, Electronics Fund returned 31.06%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Information Technology Index returned 38.83%.

The semiconductors group accounted for almost all of the Fund by weight, and was the largest contributor to return. The semiconductor equipment industry also contributed to return. Only the communications equipment category detracted.

For the year, Fund performance got the biggest boost from NVIDIA Corp., Micron Technology, Inc., and Applied Materials, Inc. Holdings detracting the most from the Fund’s performance for the period were Xperi Corp., Acadia Communications, Inc., and Veeco Instruments, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.3%
NVIDIA Corp.	5.9%
Texas Instruments, Inc.	5.7%
Broadcom Ltd.	5.6%
QUALCOMM, Inc.	5.3%
Applied Materials, Inc.	4.1%
Micron Technology, Inc.	3.7%
Analog Devices, Inc.	3.2%
Lam Research Corp.	3.0%
Microchip Technology, Inc.	2.5%
Top Ten Total	47.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Electronics Fund	31.06%	22.69%	8.22%
S&P 500 Information Technology Index	38.83%	20.90%	11.90%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Semiconductors - 93.2%
Intel Corp.	20,246	$934,555
NVIDIA Corp.	3,433	664,285
Texas Instruments, Inc.	6,175	644,917
Broadcom Ltd.	2,455	630,689
QUALCOMM, Inc.	9,262	592,953
Applied Materials, Inc.	8,906	455,275
Micron Technology, Inc.*	10,201	419,465
Analog Devices, Inc.	4,061	361,551
Lam Research Corp.	1,838	338,321
Microchip Technology, Inc.	3,210	282,095
Skyworks Solutions, Inc.	2,684	254,846
Xilinx, Inc.	3,762	253,634
KLA-Tencor Corp.	2,413	253,534
Maxim Integrated Products, Inc.	4,549	237,822
NXP Semiconductor N.V.*	1,914	224,110
Advanced Micro Devices, Inc.*,1	18,916	194,456
ON Semiconductor Corp.*	9,139	191,371
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,812	190,796
Marvell Technology Group Ltd.	8,668	186,102
Teradyne, Inc.	4,323	181,004
Qorvo, Inc.*	2,653	176,690
ASML Holding N.V. — Class G	958	166,520
Microsemi Corp.*	2,974	153,607
Cavium, Inc.*	1,764	147,876
STMicroelectronics N.V. — Class Y	6,520	142,397
MKS Instruments, Inc.	1,505	142,222
Himax Technologies, Inc. ADR[1]	13,580	141,504
Cypress Semiconductor Corp.	9,098	138,653
Monolithic Power Systems, Inc.	1,184	133,034
Entegris, Inc.	4,246	129,291
Integrated Device Technology, Inc.*	4,119	122,458
Silicon Laboratories, Inc.*	1,342	118,499
Cirrus Logic, Inc.*	2,207	114,455
Cabot Microelectronics Corp.	1,030	96,902
Semtech Corp.*	2,783	95,179
Amkor Technology, Inc.*	9,365	94,118
MACOM Technology Solutions Holdings, Inc.*,1	2,816	91,633
Power Integrations, Inc.[1]	1,243	91,423
Ambarella, Inc.*	1,475	86,656
Brooks Automation, Inc.	3,379	80,589
Inphi Corp.*,1	2,095	76,677
Rambus, Inc.*	5,353	76,120
Synaptics, Inc.*	1,870	74,688
Xperi Corp.	3,001	73,224
Axcelis Technologies, Inc.*	2,005	57,543
Ultra Clean Holdings, Inc.*	2,485	57,379
Veeco Instruments, Inc.*	3,767	55,940
Impinj, Inc.*	1,810	40,779
Total Semiconductors		10,467,837

Energy-Alternate Sources - 1.4%
First Solar, Inc.*	2,399	161,980

Electrical Components & Equipment - 1.4%
Advanced Energy Industries, Inc.*	1,475	99,533
SunPower Corp. — Class A*,1	7,255	61,160
Total Electrical Components & Equipment		160,693

Chemicals - 1.1%
Versum Materials, Inc.	3,370	127,554

Building Materials - 1.1%
Cree, Inc.*	3,316	123,156

Telecommunications - 0.6%
Acacia Communications, Inc.*,1	1,907	69,091

Machinery-Diversified - 0.5%
Ichor Holdings Ltd.*	2,000	49,200

Total Common Stocks
(Cost $6,608,993)		11,159,511

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$42,843	42,843
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	22,865	22,865
Total Repurchase Agreements
(Cost $65,708)		65,708

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	376,680	376,680
Total Securities Lending Collateral
(Cost $376,680)		376,680

Total Investments - 103.3%
(Cost $7,051,381)		$11,601,899
Other Assets & Liabilities, net - (3.3)%		(366,339)
Total Net Assets - 100.0%		$11,235,560

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,159,511	$—	$—	$11,159,511
Repurchase Agreements	—	65,708	—	65,708
Securities Lending Collateral	376,680	—	—	376,680
Total Assets	$11,536,191	$65,708	$—	$11,601,899

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $354,704 of securities loaned (cost $6,985,673)	$11,536,191
Repurchase agreements, at value (cost $65,708)	65,708
Cash	4,314
Receivables:
Securities sold	109,153
Dividends	2,933
Securities lending income	931
Fund shares sold	87
Interest	8
Total assets	11,719,325

Liabilities:
Payable for:
Return of securities loaned	376,680
Fund shares redeemed	74,574
Management fees	8,661
Transfer agent and administrative fees	2,548
Investor service fees	2,548
Portfolio accounting fees	1,019
Miscellaneous	17,735
Total liabilities	483,765
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,235,560

Net assets consist of:
Paid in capital	$8,089,376
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,404,334)
Net unrealized appreciation on investments	4,550,518
Net assets	$11,235,560
Capital shares outstanding	140,643
Net asset value per share	$79.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $34)	$110,932
Interest	518
Income from securities lending, net	12,030
Total investment income	123,480

Expenses:
Management fees	85,752
Investor service fees	25,221
Transfer agent and administrative fees	25,221
Professional fees	13,867
Portfolio accounting fees	10,089
Custodian fees	1,654
Trustees’ fees*	1,042
Line of credit fees	22
Miscellaneous	9,118
Total expenses	171,986
Net investment loss	(48,506)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	641,050
Net realized gain	641,050
Net change in unrealized appreciation (depreciation) on:
Investments	1,682,021
Net change in unrealized appreciation (depreciation)	1,682,021
Net realized and unrealized gain	2,323,071
Net increase in net assets resulting from operations	$2,274,565

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,506)	$(9,676)
Net realized gain on investments	641,050	584,086
Net change in unrealized appreciation (depreciation) on investments	1,682,021	694,823
Net increase in net assets resulting from operations	2,274,565	1,269,233

Capital share transactions:
Proceeds from sale of shares	35,241,512	27,911,794
Cost of shares redeemed	(34,989,891)	(25,845,937)
Net increase from capital share transactions	251,621	2,065,857
Net increase in net assets	2,526,186	3,335,090

Net assets:
Beginning of year	8,709,374	5,374,284
End of year	$11,235,560	$8,709,374
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	485,493	517,839
Shares redeemed	(487,740)	(484,563)
Net increase (decrease) in shares	(2,247)	33,276

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$60.95	$49.03	$48.01	$38.81	$28.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.07)	(.15)	(.01)	— [b]
Net gain (loss) on investments (realized and unrealized)	19.28	11.99	1.17	9.21	10.12
Total from investment operations	18.94	11.92	1.02	9.20	10.12
Less distributions from:
Net investment income	—	—	—	—	(.09)
Total distributions	—	—	—	—	(.09)
Net asset value, end of period	$79.89	$60.95	$49.03	$48.01	$38.81

Total Return[c]	31.06%	24.34%	2.10%	23.74%	35.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,236	$8,709	$5,374	$7,410	$3,261
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.14%)	(0.31%)	(0.01%)	0.02%
Total expenses	1.70%	1.66%	1.59%	1.66%	1.64%
Portfolio turnover rate	327%	362%	351%	381%	745%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2013 have been restated to reflect a 1:10 reverse share split effective April 5, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2017, Energy Fund returned (6.26%), compared with the 21.83% return of the S&P 500 Index. The S&P 500 Energy Index returned (1.01%).

The oil, gas & consumable fuels industry was the largest contributor to return, followed by the gas utilities industry. The energy equipment & services industry was the largest detractor from return, followed by the industrial conglomerates industry.

Valero Energy Corp., Chevron Corp., and Marathon Petroleum Corp. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Schlumberger NV, Baker Hughes Class A, and Range Resources Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.1%
Chevron Corp.	5.0%
Schlumberger Ltd.	3.2%
ConocoPhillips	2.7%
EOG Resources, Inc.	2.6%
Occidental Petroleum Corp.	2.5%
Phillips 66	2.3%
Halliburton Co.	2.2%
Valero Energy Corp.	2.1%
Kinder Morgan, Inc.	2.0%
Top Ten Total	30.7%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Energy Fund	(6.26%)	(2.90%)	(2.96%)
S&P 500 Energy Index	(1.01%)	2.78%	1.16%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	December 31, 2017
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Oil & Gas - 74.1%
Exxon Mobil Corp.	12,564	$1,050,863
Chevron Corp.	6,989	874,953
ConocoPhillips	8,468	464,809
EOG Resources, Inc.	4,200	453,222
Occidental Petroleum Corp.	5,828	429,290
Phillips 66	3,974	401,970
Valero Energy Corp.	3,955	363,504
Marathon Petroleum Corp.	4,861	320,729
Anadarko Petroleum Corp.	5,912	317,120
Pioneer Natural Resources Co.	1,815	313,723
Transocean Ltd.*	28,568	305,106
Concho Resources, Inc.*	1,804	270,997
Devon Energy Corp.	6,479	268,231
Continental Resources, Inc.*	4,918	260,506
Royal Dutch Shell plc — Class A ADR	3,678	245,359
Andeavor	2,087	238,628
BP plc ADR	5,505	231,375
Apache Corp.	5,466	230,775
Petroleo Brasileiro S.A. ADR*	21,846	224,795
Marathon Oil Corp.	13,209	223,628
Hess Corp.	4,628	219,691
Noble Energy, Inc.	7,510	218,841
Equities Corp.	3,718	211,629
Diamondback Energy, Inc.*	1,652	208,565
Cabot Oil & Gas Corp. — Class A	7,052	201,687
Cimarex Energy Co.	1,614	196,924
Encana Corp.	13,314	177,476
Parsley Energy, Inc. — Class A*	6,010	176,934
HollyFrontier Corp.	3,405	174,404
Suncor Energy, Inc.	4,740	174,053
Helmerich & Payne, Inc.[1]	2,396	154,877
RSP Permian, Inc.*	3,630	147,668
Newfield Exploration Co.*	4,453	140,403
WPX Energy, Inc.*	9,766	137,408
Energen Corp.*	2,339	134,656
Antero Resources Corp.*	7,040	133,760
Murphy Oil Corp.	4,280	132,894
Centennial Resource Development, Inc. — Class A*	6,570	130,086
Patterson-UTI Energy, Inc.	5,481	126,118
PBF Energy, Inc. — Class A	3,245	115,035
Range Resources Corp.	6,675	113,876
PDC Energy, Inc.*	2,128	109,677
Matador Resources Co.*	3,480	108,332
Canadian Natural Resources Ltd.	2,974	106,231
CNX Resources Corp.*	6,936	101,474
Delek US Holdings, Inc.	2,800	97,832
Diamond Offshore Drilling, Inc.*,1	5,000	92,950
Callon Petroleum Co.*	7,460	90,639
Southwestern Energy Co.*	16,101	89,844
Laredo Petroleum, Inc.*	8,314	88,212
SM Energy Co.	3,968	87,613
Whiting Petroleum Corp.*	3,294	87,225
QEP Resources, Inc.*	8,824	84,446
Kosmos Energy Ltd.*	12,320	84,392
Extraction Oil & Gas, Inc.*	5,844	83,628
Nabors Industries Ltd.	12,046	82,274
Gulfport Energy Corp.*	6,411	81,804
Rowan Companies plc — Class A*	5,207	81,542
SRC Energy, Inc.*	9,317	79,474
Carrizo Oil & Gas, Inc.*	3,421	72,799
Ultra Petroleum Corp.*	8,000	72,480
Oasis Petroleum, Inc.*	8,561	71,998
Halcon Resources Corp.*	7,700	58,289
Total Oil & Gas		12,829,723

Oil & Gas Services - 12.5%
Schlumberger Ltd.	8,103	546,061
Halliburton Co.	7,646	373,660
Baker Hughes a GE Co.	10,731	339,529
National Oilwell Varco, Inc.	5,895	212,338
TechnipFMC plc	5,353	167,602
RPC, Inc.[1]	5,150	131,480
Core Laboratories N.V.[1]	937	102,648
Oceaneering International, Inc.	3,932	83,123
Dril-Quip, Inc.*	1,607	76,654
McDermott International, Inc.*	10,833	71,281
Superior Energy Services, Inc.*	7,084	68,219
Total Oil & Gas Services		2,172,595

Pipelines - 10.1%
Kinder Morgan, Inc.	19,569	353,612
Williams Companies, Inc.	9,372	285,752
ONEOK, Inc.	4,709	251,696
Cheniere Energy, Inc.*	3,919	210,999
Targa Resources Corp.	3,770	182,543
Enbridge, Inc.	3,654	142,908
Plains GP Holdings, LP — Class A	6,481	142,258
TransCanada Corp.	1,890	91,930
SemGroup Corp. — Class A	3,003	90,691
Total Pipelines		1,752,389

Coal - 1.2%
Peabody Energy Corp.*	3,000	118,110
Arch Coal, Inc. — Class A	880	81,981
Total Coal		200,091

Metal Fabricate & Hardware - 0.6%
Tenaris S.A. ADR	3,102	98,829

Transportation - 0.6%
Golar LNG Ltd.	3,212	95,750

Mining - 0.5%
US Silica Holdings, Inc.	2,721	88,596

Energy-Alternate Sources - 0.2%
Green Plains, Inc.	2,263	38,131

Total Common Stocks
(Cost $8,908,786)		17,276,104

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
ENERGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$72,079	$72,079
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	38,469	38,469
Total Repurchase Agreements
(Cost $110,548)		110,548

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	361,857	361,857
Total Securities Lending Collateral
(Cost $361,857)		361,857

Total Investments - 102.5%
(Cost $9,381,191)		$17,748,509
Other Assets & Liabilities, net - (2.5)%		(430,551)
Total Net Assets - 100.0%		$17,317,958

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,276,104	$—	$—	$17,276,104
Repurchase Agreements	—	110,548	—	110,548
Securities Lending Collateral	361,857	—	—	361,857
Total Assets	$17,637,961	$110,548	$—	$17,748,509

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $351,530 of securities loaned (cost $9,270,643)	$17,637,961
Repurchase agreements, at value (cost $110,548)	110,548
Cash	166
Receivables:
Dividends	11,298
Securities lending income	943
Investment adviser	47
Interest	13
Total assets	17,760,976

Liabilities:
Payable for:
Return of securities loaned	361,857
Fund shares redeemed	34,803
Management fees	12,135
Transfer agent and administrative fees	3,569
Investor service fees	3,569
Portfolio accounting fees	1,428
Miscellaneous	25,657
Total liabilities	443,018
Commitments and contingent liabilities (Note 10)	—
Net assets	$17,317,958

Net assets consist of:
Paid in capital	$19,226,169
Undistributed net investment income	131,623
Accumulated net realized loss on investments	(10,407,152)
Net unrealized appreciation on investments	8,367,318
Net assets	$17,317,958
Capital shares outstanding	232,218
Net asset value per share	$74.58

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $4,259)	$483,350
Interest	869
Income from securities lending, net	7,706
Total investment income	491,925

Expenses:
Management fees	170,635
Investor service fees	50,187
Transfer agent and administrative fees	50,187
Professional fees	28,731
Portfolio accounting fees	20,074
Custodian fees	3,555
Trustees’ fees*	2,619
Line of credit fees	99
Miscellaneous	16,059
Total expenses	342,146
Net investment income	149,779

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	862,529
Net realized gain	862,529
Net change in unrealized appreciation (depreciation) on:
Investments	(3,472,763)
Net change in unrealized appreciation (depreciation)	(3,472,763)
Net realized and unrealized loss	(2,610,234)
Net decrease in net assets resulting from operations	$(2,460,455)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$149,779	$101,689
Net realized gain (loss) on investments	862,529	(2,039,832)
Net change in unrealized appreciation (depreciation) on investments	(3,472,763)	8,926,153
Net increase (decrease) in net assets resulting from operations	(2,460,455)	6,988,010

Distributions to shareholders from:
Net investment income	(110,100)	(213,292)
Total distributions to shareholders	(110,100)	(213,292)

Capital share transactions:
Proceeds from sale of shares	117,598,047	78,330,244
Distributions reinvested	110,100	213,292
Cost of shares redeemed	(125,936,864)	(76,883,259)
Net increase (decrease) from capital share transactions	(8,228,717)	1,660,277
Net increase (decrease) in net assets	(10,799,272)	8,434,995

Net assets:
Beginning of year	28,117,230	19,682,235
End of year	$17,317,958	$28,117,230
Undistributed net investment income at end of year	$131,623	$110,100

Capital share activity:
Shares sold	1,574,560	1,123,475	*
Shares issued from reinvestment of distributions	1,707	3,004	*
Shares redeemed	(1,695,100)	(1,095,831	)*
Net increase (decrease) in shares	(118,833)	30,648	*

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$80.09	$61.43	$90.41	$123.98	$102.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.08	.76	.48	.20
Net gain (loss) on investments (realized and unrealized)	(5.61)	18.72	(27.58)	(21.93)	23.75
Total from investment operations	(5.08)	18.80	(26.82)	(21.45)	23.95
Less distributions from:
Net investment income	(.43)	(.14)	(.36)	(.12)	(.24)
Net realized gains	—	—	(1.80)	(12.00)	(1.80)
Total distributions	(.43)	(.14)	(2.16)	(12.12)	(2.04)
Net asset value, end of period	$74.58	$80.09	$61.43	$90.41	$123.98

Total Return[b]	(6.26%)	31.37%	(30.22%)	(18.62%)	23.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,318	$28,117	$19,682	$26,560	$21,913
Ratios to average net assets:
Net investment income (loss)	0.75%	0.42%	0.91%	0.38%	0.18%
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	573%	293%	121%	214%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2017, Energy Services Fund returned (18.64%), compared with the S&P 500 Index, which returned 21.83%. The S&P 500 Energy Index returned (1.01%).

The two industries that compose this Fund both detracted from return. The oil & gas equipment & services industry detracted the most, followed by the oil & gas drilling industry.

RPC, Inc., ProPetro Holding Corp., and Keane Group, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Schlumberger NV, Baker Hughes Class A, and Nabors Industries Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Halliburton Co.	10.2%
Schlumberger Ltd.	9.8%
Baker Hughes a GE Co.	9.7%
National Oilwell Varco, Inc.	6.2%
Transocean Ltd.	5.9%
Helmerich & Payne, Inc.	4.5%
TechnipFMC plc	3.9%
RPC, Inc.	3.8%
Patterson-UTI Energy, Inc.	3.7%
Core Laboratories N.V.	2.9%
Top Ten Total	60.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Energy Services Fund	(18.64%)	(9.74%)	(7.20%)
S&P 500 Energy Index	(1.01%)	2.78%	1.16%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Oil & Gas Services - 67.1%
Halliburton Co.	18,817	$919,587
Schlumberger Ltd.	13,160	886,852
Baker Hughes a GE Co.	27,784	879,086
National Oilwell Varco, Inc.	15,535	559,571
TechnipFMC plc	11,164	349,545
RPC, Inc.[1]	13,565	346,314
Core Laboratories N.V.[1]	2,367	259,305
Oceaneering International, Inc.	10,347	218,736
C&J Energy Services, Inc.*	6,528	218,492
Dril-Quip, Inc.*	4,235	202,009
Forum Energy Technologies, Inc.*	12,675	197,096
ProPetro Holding Corp.*	9,720	195,955
Oil States International, Inc.*	6,865	194,280
McDermott International, Inc.*	28,529	187,721
Superior Energy Services, Inc.*	18,670	179,792
Helix Energy Solutions Group, Inc.*	21,440	161,658
Basic Energy Services, Inc.*	4,868	114,252
Total Oil & Gas Services		6,070,251

Oil & Gas - 23.4%
Transocean Ltd.*	50,329	537,514
Helmerich & Payne, Inc.[1]	6,310	407,878
Patterson-UTI Energy, Inc.	14,451	332,517
Diamond Offshore Drilling, Inc.*,1	13,169	244,812
Nabors Industries Ltd.	31,738	216,771
Rowan Companies plc — Class A*	13,711	214,714
Unit Corp.*	7,343	161,546
Total Oil & Gas		2,115,752

Mining - 4.3%
US Silica Holdings, Inc.	7,180	233,781
Fairmount Santrol Holdings, Inc.*,1	30,499	159,509
Total Mining		393,290

Metal Fabricate & Hardware - 2.8%
Tenaris S.A. ADR	7,784	247,998

Engineering & Construction - 2.6%
Keane Group, Inc.*,1	12,550	238,576

Total Common Stocks
(Cost $5,638,097)		9,065,867

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$28,386	28,386
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	15,150	15,150
Total Repurchase Agreements
(Cost $43,536)		43,536

	Shares

SECURITIES LENDING COLLATERAL†,3 - 10.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	907,157	907,157
Total Securities Lending Collateral
(Cost $907,157)		907,157

Total Investments - 110.7%
(Cost $6,588,790)		$10,016,560
Other Assets & Liabilities, net - (10.7)%		(969,758)
Total Net Assets - 100.0%		$9,046,802

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,065,867	$—	$—	$9,065,867
Repurchase Agreements	—	43,536	—	43,536
Securities Lending Collateral	907,157	—	—	907,157
Total Assets	$9,973,024	$43,536	$—	$10,016,560

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $880,166 of securities loaned (cost $6,545,254)	$9,973,024
Repurchase agreements, at value (cost $43,536)	43,536
Receivables:
Fund shares sold	197,648
Dividends	9,621
Securities lending income	1,531
Interest	5
Total assets	10,225,365

Liabilities:
Payable for:
Return of securities loaned	907,157
Securities purchased	181,263
Fund shares redeemed	64,458
Management fees	5,949
Transfer agent and administrative fees	1,750
Investor service fees	1,750
Portfolio accounting fees	700
Miscellaneous	15,536
Total liabilities	1,178,563
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,046,802

Net assets consist of:
Paid in capital	$14,716,383
Undistributed net investment income	203,149
Accumulated net realized loss on investments	(9,300,500)
Net unrealized appreciation on investments	3,427,770
Net assets	$9,046,802
Capital shares outstanding	157,068
Net asset value per share	$57.60

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $665)	$366,033
Interest	503
Income from securities lending, net	11,717
Total investment income	378,253

Expenses:
Management fees	88,678
Investor service fees	26,082
Transfer agent and administrative fees	26,081
Professional fees	15,177
Portfolio accounting fees	10,433
Custodian fees	1,889
Trustees’ fees*	1,363
Line of credit fees	8
Miscellaneous	8,066
Total expenses	177,777
Net investment income	200,476

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(606,661)
Net realized loss	(606,661)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,250,644)
Net change in unrealized appreciation (depreciation)	(2,250,644)
Net realized and unrealized loss	(2,857,305)
Net decrease in net assets resulting from operations	$(2,656,829)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$200,476	$(30,093)
Net realized loss on investments	(606,661)	(1,276,203)
Net change in unrealized appreciation (depreciation) on investments	(2,250,644)	3,530,932
Net increase (decrease) in net assets resulting from operations	(2,656,829)	2,224,636

Distributions to shareholders from:
Net investment income	—	(118,384)
Total distributions to shareholders	—	(118,384)

Capital share transactions:
Proceeds from sale of shares	38,145,435	35,269,693
Distributions reinvested	—	118,384
Cost of shares redeemed	(40,212,231)	(35,199,321)
Net increase (decrease) from capital share transactions	(2,066,796)	188,756
Net increase (decrease) in net assets	(4,723,625)	2,295,008

Net assets:
Beginning of year	13,770,427	11,475,419
End of year	$9,046,802	$13,770,427
Undistributed net investment income at end of year	$203,149	$—

Capital share activity:
Shares sold	668,004	593,091 *
Shares issued from reinvestment of distributions	—	1,921 *
Shares redeemed	(705,427)	(598,357)*
Net decrease in shares	(37,423)	(3,345)*

*	Capital share activity for the periods presented through December 31, 2016, has been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$70.80	$58.00	$85.24	$132.25	$111.01
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	(.03)	.66	.36	(.54)
Net gain (loss) on investments (realized and unrealized)	(14.31)	12.92	(27.60)	(37.41)	27.12
Total from investment operations	(13.20)	12.89	(26.94)	(37.05)	26.58
Less distributions from:
Net investment income	—	(.09)	(.30)	—	—
Net realized gains	—	—	—	(9.96)	(5.34)
Total distributions	—	(.09)	(.30)	(9.96)	(5.34)
Net asset value, end of period	$57.60	$70.80	$58.00	$85.24	$132.25

Total Return[b]	(18.64%)	23.15%	(31.70%)	(29.34%)	23.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,047	$13,770	$11,475	$15,843	$16,101
Ratios to average net assets:
Net investment income (loss)	1.92%	(0.26%)	0.85%	0.29%	(0.42%)
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	338%	291%	175%	220%	261%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2017, Financial Services Fund returned 15.57%, while the S&P 500 Index returned 21.83% over the same period. The S&P 500 Financials Index returned 22.18%.

Capital markets was the largest contributor to return, followed by banks. The real estate management & development industry contributed the least to return, followed by mortgage real estate investment trusts.

Bank of America Corp., JPMorgan Chase & Co., and Berkshire Hathaway, Inc. Class B were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were AmTrust Financial Services, Inc., DDR Corp., and Kimco Realty Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.6%
JPMorgan Chase & Co.	2.3%
Bank of America Corp.	2.1%
Wells Fargo & Co.	2.1%
Citigroup, Inc.	1.7%
Goldman Sachs Group, Inc.	1.2%
Morgan Stanley	1.2%
U.S. Bancorp	1.1%
American Express Co.	1.1%
BlackRock, Inc. — Class A	1.1%
Top Ten Total	16.5%

“Ten Largest Holdings” excludes any temporary cash investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Financial Services Fund	15.57%	13.04%	3.20%
S&P 500 Financials Index	22.18%	18.21%	3.78%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 98.7%

Banks - 28.9%
JPMorgan Chase & Co.	3,532	$377,712
Bank of America Corp.	11,703	345,473
Wells Fargo & Co.	5,652	342,907
Citigroup, Inc.	3,630	270,108
Goldman Sachs Group, Inc.	770	196,165
Morgan Stanley	3,602	188,997
U.S. Bancorp	3,369	180,511
PNC Financial Services Group, Inc.	1,119	161,460
Bank of New York Mellon Corp.	2,666	143,591
Capital One Financial Corp.	1,385	137,918
BB&T Corp.	2,455	122,063
State Street Corp.	1,198	116,937
SunTrust Banks, Inc.	1,683	108,705
M&T Bank Corp.	580	99,174
Northern Trust Corp.	945	94,396
Banco Bradesco S.A. ADR	9,072	92,897
KeyCorp	4,564	92,056
Fifth Third Bancorp	2,971	90,140
Citizens Financial Group, Inc.	2,127	89,291
Regions Financial Corp.	5,099	88,111
Popular, Inc.	2,370	84,111
Huntington Bancshares, Inc.	5,333	77,648
Comerica, Inc.	886	76,914
First Republic Bank	818	70,872
SVB Financial Group*	289	67,560
Zions Bancorporation	1,243	63,182
East West Bancorp, Inc.	964	58,640
Signature Bank*	394	54,080
Bank of the Ozarks	1,039	50,340
First Horizon National Corp.	2,518	50,335
PacWest Bancorp	994	50,098
Commerce Bancshares, Inc.	858	47,911
CIT Group, Inc.	970	47,753
Western Alliance Bancorporation*	840	47,561
Cullen/Frost Bankers, Inc.	501	47,420
Synovus Financial Corp.	972	46,598
Pinnacle Financial Partners, Inc.	671	44,487
Umpqua Holdings Corp.	2,023	42,078
Wintrust Financial Corp.	507	41,762
Texas Capital Bancshares, Inc.*	467	41,516
BankUnited, Inc.	1,010	41,127
Hancock Holding Co.	821	40,639
IBERIABANK Corp.	524	40,610
Home BancShares, Inc.	1,725	40,106
MB Financial, Inc.	854	38,020
United Bankshares, Inc.	1,070	37,182
Fulton Financial Corp.	1,943	34,780
Total Banks		4,721,942

REITs - 28.8%
American Tower Corp. — Class A	1,054	150,374
Simon Property Group, Inc.	850	145,979
Crown Castle International Corp.	1,170	129,882
Equinix, Inc.	259	117,384
Public Storage	552	115,368
Prologis, Inc.	1,752	113,022
Weyerhaeuser Co.	2,843	100,244
AvalonBay Communities, Inc.	532	94,914
Digital Realty Trust, Inc.	827	94,195
Welltower, Inc.	1,462	93,232
Equity Residential	1,455	92,785
GGP, Inc.	3,913	91,525
Boston Properties, Inc.	681	88,550
Ventas, Inc.	1,462	87,735
SBA Communications Corp.*	516	84,294
Realty Income Corp.	1,386	79,030
Vornado Realty Trust	971	75,913
Essex Property Trust, Inc.	313	75,549
Host Hotels & Resorts, Inc.	3,759	74,616
Annaly Capital Management, Inc.	6,027	71,661
Alexandria Real Estate Equities, Inc.	531	69,343
Invitation Homes, Inc.	2,878	67,834
Regency Centers Corp.	978	67,658
HCP, Inc.	2,584	67,391
Mid-America Apartment Communities, Inc.	649	65,263
Extra Space Storage, Inc.	731	63,926
UDR, Inc.	1,601	61,671
SL Green Realty Corp.	611	61,668
Macerich Co.	933	61,279
Federal Realty Investment Trust	458	60,827
Duke Realty Corp.	2,209	60,107
Iron Mountain, Inc.	1,562	58,934
Camden Property Trust	613	56,433
Gaming and Leisure Properties, Inc.	1,484	54,908
AGNC Investment Corp.	2,705	54,614
Kimco Realty Corp.	3,001	54,468
Equity LifeStyle Properties, Inc.	599	53,323
VEREIT, Inc.	6,841	53,291
Kilroy Realty Corp.	698	52,106
Sun Communities, Inc.	560	51,957
Douglas Emmett, Inc.	1,259	51,695
Lamar Advertising Co. — Class A	691	51,300
Apartment Investment & Management Co. — Class A	1,161	50,747
National Retail Properties, Inc.	1,172	50,548
Forest City Realty Trust, Inc. — Class A	2,048	49,357
Park Hotels & Resorts, Inc.	1,693	48,674
American Homes 4 Rent — Class A	2,226	48,616
Liberty Property Trust	1,128	48,515
Healthcare Trust of America, Inc. — Class A	1,595	47,914
Brixmor Property Group, Inc.	2,553	47,639
Colony NorthStar, Inc. — Class A	4,115	46,952
CyrusOne, Inc.	769	45,779
Starwood Property Trust, Inc.	2,140	45,689
DCT Industrial Trust, Inc.	775	45,554
New Residential Investment Corp.	2,543	45,469
Omega Healthcare Investors, Inc.[1]	1,647	45,358
CoreSite Realty Corp.	394	44,877
Hudson Pacific Properties, Inc.	1,305	44,696

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

American Campus Communities, Inc.	1,086	$44,559
CubeSmart	1,512	43,727
STORE Capital Corp.	1,670	43,487
Hospitality Properties Trust	1,448	43,223
Senior Housing Properties Trust	2,174	41,632
Weingarten Realty Investors	1,234	40,562
Gramercy Property Trust	1,484	39,563
Spirit Realty Capital, Inc.	4,570	39,211
Life Storage, Inc.	440	39,191
DDR Corp.	4,345	38,931
RLJ Lodging Trust	1,757	38,601
Sunstone Hotel Investors, Inc.	2,268	37,490
Uniti Group, Inc.[1]	1,960	34,868
Sabra Health Care REIT, Inc.	1,857	34,856
LaSalle Hotel Properties	1,221	34,273
Tanger Factory Outlet Centers, Inc.[1]	1,195	31,679
Retail Opportunity Investments Corp.	1,470	29,327
Potlatch Corp.	550	27,445
Total REITs		4,715,257

Insurance - 20.8%
Berkshire Hathaway, Inc. — Class B*	2,176	431,327
Everest Re Group Ltd.	688	152,227
American International Group, Inc.	2,379	141,741
MetLife, Inc.	2,732	138,130
Prudential Financial, Inc.	1,178	135,446
Chubb Ltd.	844	123,334
Marsh & McLennan Companies, Inc.	1,515	123,306
Willis Towers Watson plc	814	122,662
Allstate Corp.	1,155	120,940
Travelers Companies, Inc.	884	119,906
Aflac, Inc.	1,297	113,851
Progressive Corp.	2,000	112,640
XL Group Ltd.	3,021	106,218
Aon plc	732	98,088
Arch Capital Group Ltd.*	1,039	94,310
Principal Financial Group, Inc.	1,242	87,635
Hartford Financial Services Group, Inc.	1,554	87,459
Lincoln National Corp.	1,046	80,406
Markel Corp.*	70	79,739
Loews Corp.	1,588	79,448
Cincinnati Financial Corp.	913	68,448
Unum Group	1,230	67,515
Arthur J Gallagher & Co.	1,019	64,482
American Financial Group, Inc.	565	61,325
Athene Holding Ltd. — Class A*	1,184	61,225
Reinsurance Group of America, Inc. — Class A	390	60,813
Alleghany Corp.*	100	59,609
Voya Financial, Inc.	1,204	59,562
WR Berkley Corp.	804	57,606
Brown & Brown, Inc.	1,014	52,180
Brighthouse Financial, Inc.*	870	51,017
First American Financial Corp.	860	48,194
Assurant, Inc.	450	45,378
MGIC Investment Corp.*	3,011	42,485
Radian Group, Inc.	1,897	39,097
MBIA, Inc.*,1	2,060	15,079
Total Insurance		3,402,828

Diversified Financial Services - 14.5%
American Express Co.	1,816	180,347
BlackRock, Inc. — Class A	351	180,312
Charles Schwab Corp.	3,189	163,819
CME Group, Inc. — Class A	923	134,804
Intercontinental Exchange, Inc.	1,768	124,750
Synchrony Financial	2,808	108,417
TD Ameritrade Holding Corp.	2,045	104,561
Discover Financial Services	1,359	104,534
T. Rowe Price Group, Inc.	952	99,893
Ameriprise Financial, Inc.	577	97,784
Interactive Brokers Group, Inc. — Class A	1,610	95,328
Franklin Resources, Inc.	2,192	94,979
Cboe Global Markets, Inc.	578	72,013
E*TRADE Financial Corp.*	1,437	71,232
Ally Financial, Inc.	2,410	70,276
Raymond James Financial, Inc.	781	69,743
Nasdaq, Inc.	886	68,072
Affiliated Managers Group, Inc.	324	66,501
SEI Investments Co.	918	65,968
Invesco Ltd.	1,554	56,783
Credit Acceptance Corp.*,1	159	51,433
Santander Consumer USA Holdings, Inc.	2,710	50,460
LPL Financial Holdings, Inc.	793	45,312
SLM Corp.*	3,861	43,629
Legg Mason, Inc.	931	39,084
BGC Partners, Inc. — Class A	2,549	38,516
Navient Corp.	2,799	37,283
Evercore, Inc. — Class A	410	36,900
Total Diversified Financial Services		2,372,733

Commercial Services - 2.0%
S&P Global, Inc.	751	127,219
Moody’s Corp.	693	102,294
MarketAxess Holdings, Inc.	269	54,271
LendingTree, Inc.*	125	42,556
Total Commercial Services		326,340

Savings & Loans - 1.1%
People’s United Financial, Inc.	2,668	49,892
New York Community Bancorp, Inc.	3,767	49,046
Sterling Bancorp	1,860	45,756
Investors Bancorp, Inc.	2,885	40,044
Total Savings & Loans		184,738

Real Estate - 1.0%
CBRE Group, Inc. — Class A*	1,720	74,493
Jones Lang LaSalle, Inc.	345	51,381
Realogy Holdings Corp.	1,370	36,305
Total Real Estate		162,179

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
FINANCIAL SERVICES FUND

	Shares	Value

Investment Companies - 0.5%
Ares Capital Corp.	3,127	$49,156
Prospect Capital Corp.[1]	4,450	29,993
Total Investment Companies		79,149

Software - 0.4%
MSCI, Inc. — Class A	511	64,662

Holding Companies-Diversified - 0.4%
Leucadia National Corp.	2,280	60,397

Media - 0.3%
FactSet Research Systems, Inc.	269	51,853

Total Common Stocks
(Cost $11,066,816)		16,142,078

PREFERRED STOCKS† - 0.6%
Banks - 0.6%
Itau Unibanco Holding S.A. ADR	7,824	101,712
Total Preferred Stocks
(Cost $69,896)		101,712

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$43,700	43,700
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	23,323	23,323
Total Repurchase Agreements
(Cost $67,023)		67,023

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	148,443	148,443
Total Securities Lending Collateral
(Cost $148,443)		148,443

Total Investments - 100.6%
(Cost $11,352,178)		$16,459,256
Other Assets & Liabilities, net - (0.6)%		(101,956)
Total Net Assets - 100.0%		$16,357,300

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,142,078	$—	$—	$16,142,078
Preferred Stocks	101,712	—	—	101,712
Repurchase Agreements	—	67,023	—	67,023
Securities Lending Collateral	148,443	—	—	148,443
Total Assets	$16,392,233	$67,023	$—	$16,459,256

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $140,561 of securities loaned (cost $11,285,155)	$16,392,233
Repurchase agreements, at value (cost $67,023)	67,023
Receivables:
Fund shares sold	50,294
Dividends	46,063
Foreign tax reclaims	760
Securities lending income	82
Interest	8
Total assets	16,556,463

Liabilities:
Overdraft due to custodian bank	557
Payable for:
Return of securities loaned	148,443
Management fees	10,896
Transfer agent and administrative fees	3,205
Investor service fees	3,205
Portfolio accounting fees	1,282
Fund shares redeemed	517
Miscellaneous	31,058
Total liabilities	199,163
Commitments and contingent liabilities (Note 10)	—
Net assets	$16,357,300

Net assets consist of:
Paid in capital	$13,269,889
Undistributed net investment income	104,469
Accumulated net realized loss on investments	(2,124,136)
Net unrealized appreciation on investments	5,107,078
Net assets	$16,357,300
Capital shares outstanding	193,653
Net asset value per share	$84.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $906)	$404,100
Interest	774
Income from securities lending, net	1,029
Total investment income	405,903

Expenses:
Management fees	127,668
Investor service fees	37,549
Transfer agent and administrative fees	37,549
Professional fees	21,806
Portfolio accounting fees	15,019
Custodian fees	2,472
Trustees’ fees*	1,540
Line of credit fees	110
Miscellaneous	12,309
Total expenses	256,022
Net investment income	149,881

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	925,229
Net realized gain	925,229
Net change in unrealized appreciation (depreciation) on:
Investments	765,877
Net change in unrealized appreciation (depreciation)	765,877
Net realized and unrealized gain	1,691,106
Net increase in net assets resulting from operations	$1,840,987

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$149,881	$(156)
Net realized gain on investments	925,229	263,909
Net change in unrealized appreciation (depreciation) on investments	765,877	902,723
Net increase in net assets resulting from operations	1,840,987	1,166,476

Distributions to shareholders from:
Net investment income	(71,565)	(122,357)
Total distributions to shareholders	(71,565)	(122,357)

Capital share transactions:
Proceeds from sale of shares	57,801,599	33,508,306
Distributions reinvested	71,565	122,357
Cost of shares redeemed	(59,515,447)	(32,407,307)
Net increase (decrease) from capital share transactions	(1,642,283)	1,223,356
Net increase in net assets	127,139	2,267,475

Net assets:
Beginning of year	16,230,161	13,962,686
End of year	$16,357,300	$16,230,161
Undistributed net investment income at end of year	$104,469	$25,469

Capital share activity:
Shares sold	733,065	501,554	*
Shares issued from reinvestment of distributions	927	1,883	*
Shares redeemed	(761,395)	(499,005	)*
Net increase (decrease) in shares	(27,403)	4,432	*

*	Capital share activity for the year ended December 31, 2016, has been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015 [d]	Year Ended December 31, 2014 [d]	Year Ended December 31, 2013 [d]
Per Share Data
Net asset value, beginning of period	$73.42	$64.46	$67.34	$60.15	$47.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	— [b]	.72	.27	.30
Net gain (loss) on investments (realized and unrealized)	10.63	9.32	(3.36)	7.28	12.75
Total from investment operations	11.40	9.32	(2.64)	7.55	13.05
Less distributions from:
Net investment income	(.35)	(.36)	(.24)	(.36)	(.33)
Total distributions	(.35)	(.36)	(.24)	(.36)	(.33)
Net asset value, end of period	$84.47	$73.42	$64.46	$67.34	$60.15

Total Return[c]	15.57%	15.83%	(3.99%)	12.58%	27.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,357	$16,230	$13,963	$13,743	$8,943
Ratios to average net assets:
Net investment income (loss)	1.00%	— [e]	1.09%	0.41%	0.55%
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	364%	329%	213%	215%	409%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016 — See Note 9.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2017, Health Care Fund returned 22.86%, compared with a 21.83% return for the S&P 500 Index. The S&P 500 Health Care Index returned 22.08%.

The Fund is mostly composed of four large industries: pharmaceuticals, biotechnology, health care providers, and health care equipment. All industries contributed to return, led by biotechnology and health care equipment. Health care technology contributed least.

The best-performing holdings in the Fund were AbbVie, Inc., UnitedHealth Group, Inc., and Abbott Laboratories. The worst-performing holdings in the Fund included Endo International Plc, Teva Pharmaceutical Industries Ltd. ADR, and Mallinckrodt Plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
AbbVie, Inc.	2.0%
Merck & Company, Inc.	2.0%
Amgen, Inc.	1.8%
Abbott Laboratories	1.7%
Bristol-Myers Squibb Co.	1.6%
Eli Lilly & Co.	1.6%
Gilead Sciences, Inc.	1.5%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Health Care Fund	22.86%	15.43%	9.66%
S&P 500 Health Care Index	22.08%	17.62%	11.02%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2017
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Pharmaceuticals - 34.5%
Johnson & Johnson	5,145	$718,859
Pfizer, Inc.	15,077	546,089
AbbVie, Inc.	4,799	464,111
Merck & Company, Inc.	8,163	459,332
Bristol-Myers Squibb Co.	5,998	367,557
Eli Lilly & Co.	4,217	356,168
Allergan plc	1,615	264,182
Shire plc ADR	1,699	263,549
Teva Pharmaceutical Industries Ltd. ADR	13,416	254,233
Express Scripts Holding Co.*	3,398	253,627
Zoetis, Inc.	3,086	222,315
McKesson Corp.	1,382	215,523
AstraZeneca plc ADR	5,328	184,882
Mylan N.V.*	4,313	182,483
Alkermes plc*	3,292	180,171
GlaxoSmithKline plc ADR	5,002	177,421
Perrigo Company plc	2,024	176,412
Novartis AG ADR	2,073	174,049
AmerisourceBergen Corp. — Class A	1,874	172,071
Jazz Pharmaceuticals plc*	1,271	171,140
Novo Nordisk A/S ADR	3,159	169,544
Cardinal Health, Inc.	2,670	163,591
Nektar Therapeutics*	1,970	117,648
Neurocrine Biosciences, Inc.*	1,360	105,522
Valeant Pharmaceuticals International, Inc.*	4,754	98,788
PRA Health Sciences, Inc.*	1,030	93,802
Catalent, Inc.*	2,160	88,733
DexCom, Inc.*	1,475	84,650
TESARO, Inc.*	970	80,384
Akorn, Inc.*	2,343	75,515
Premier, Inc. — Class A*	2,577	75,223
Sarepta Therapeutics, Inc.*	1,299	72,276
Clovis Oncology, Inc.*	1,050	71,400
Portola Pharmaceuticals, Inc.*	1,340	65,231
Array BioPharma, Inc.*	5,032	64,410
Agios Pharmaceuticals, Inc.*	1,059	60,543
Horizon Pharma plc*	3,962	57,845
Aerie Pharmaceuticals, Inc.*	950	56,763
Ironwood Pharmaceuticals, Inc. — Class A*	3,720	55,763
Supernus Pharmaceuticals, Inc.*	1,390	55,392
Corcept Therapeutics, Inc.*	3,040	54,902
Mallinckrodt plc*	2,350	53,016
Pacira Pharmaceuticals, Inc.*	1,154	52,680
Global Blood Therapeutics, Inc.*	1,190	46,827
Zogenix, Inc.*	1,140	45,657
Impax Laboratories, Inc.*	2,519	41,941
Total Pharmaceuticals		7,812,220

Healthcare-Products - 22.3%
Abbott Laboratories	6,641	379,002
Thermo Fisher Scientific, Inc.	1,711	324,885
Becton Dickinson and Co.	1,504	321,894
Danaher Corp.	3,235	300,273
Stryker Corp.	1,860	288,002
Medtronic plc	3,334	269,220
Intuitive Surgical, Inc.*	657	239,766
Baxter International, Inc.	3,443	222,555
Boston Scientific Corp.*	8,728	216,367
Zimmer Biomet Holdings, Inc.	1,575	190,055
Edwards Lifesciences Corp.*	1,593	179,547
Align Technology, Inc.*	709	157,533
Dentsply Sirona, Inc.	2,218	146,011
IDEXX Laboratories, Inc.*	880	137,614
ResMed, Inc.	1,528	129,406
Teleflex, Inc.	507	126,152
Hologic, Inc.*	2,931	125,300
Henry Schein, Inc.*	1,786	124,806
Varian Medical Systems, Inc.*	1,084	120,487
Cooper Companies, Inc.	545	118,745
ABIOMED, Inc.*	570	106,824
West Pharmaceutical Services, Inc.	1,033	101,926
Hill-Rom Holdings, Inc.	1,060	89,347
Bio-Techne Corp.	650	84,207
ICU Medical, Inc.*	370	79,920
Masimo Corp.*	930	78,864
Insulet Corp.*	1,080	74,520
Integra LifeSciences Holdings Corp.*	1,510	72,269
Patterson Companies, Inc.	1,932	69,803
NuVasive, Inc.*	1,119	65,450
OPKO Health, Inc.*,1	12,443	60,971
MiMedx Group, Inc.*,1	3,670	46,279
Total Healthcare-Products		5,048,000

Biotechnology - 22.2%
Amgen, Inc.	2,384	414,578
Gilead Sciences, Inc.	4,856	347,884
Celgene Corp.*	3,163	330,091
Biogen, Inc.*	949	302,323
Vertex Pharmaceuticals, Inc.*	1,603	240,225
Regeneron Pharmaceuticals, Inc.*	629	236,479
Illumina, Inc.*	991	216,524
Alexion Pharmaceuticals, Inc.*	1,690	202,107
Incyte Corp.*	1,747	165,458
BioMarin Pharmaceutical, Inc.*	1,610	143,564
Alnylam Pharmaceuticals, Inc.*	1,057	134,292
Exelixis, Inc.*	4,010	121,904
Seattle Genetics, Inc.*	1,990	106,465
Sage Therapeutics, Inc.*	610	100,473
United Therapeutics Corp.*	670	99,126
Bio-Rad Laboratories, Inc. — Class A*	410	97,855
Exact Sciences Corp.*	1,842	96,779
Ionis Pharmaceuticals, Inc.*	1,850	93,055
Bluebird Bio, Inc.*	520	92,612
Bioverativ, Inc.*	1,669	89,992
Charles River Laboratories International, Inc.*	810	88,654
Juno Therapeutics, Inc.*	1,928	88,129
FibroGen, Inc.*	1,630	77,262
Avexis, Inc.*	690	76,362

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
HEALTH CARE FUND

	Shares	Value

ACADIA Pharmaceuticals, Inc.*	2,428	$73,107
Puma Biotechnology, Inc.*	720	71,172
Immunomedics, Inc.*,1	4,160	67,226
Spark Therapeutics, Inc.*,1	1,300	66,846
Halozyme Therapeutics, Inc.*	3,210	65,035
Ligand Pharmaceuticals, Inc. — Class B*	470	64,357
Amicus Therapeutics, Inc.*	4,226	60,812
Myriad Genetics, Inc.*	1,755	60,275
Insmed, Inc.*	1,920	59,866
Loxo Oncology, Inc.*	710	59,768
Medicines Co.*	1,986	54,297
Blueprint Medicines Corp.*	720	54,295
Ultragenyx Pharmaceutical, Inc.*	1,160	53,801
Esperion Therapeutics, Inc.*	810	53,330
Radius Health, Inc.*	1,430	45,431
Intercept Pharmaceuticals, Inc.*,1	762	44,516
Dynavax Technologies Corp.*	2,120	39,644
Acorda Therapeutics, Inc.*	1,815	38,932
ImmunoGen, Inc.*	5,480	35,127
Total Biotechnology		5,030,030

Healthcare-Services - 15.3%
UnitedHealth Group, Inc.	2,476	545,859
Aetna, Inc.	1,586	286,099
Anthem, Inc.	1,252	281,712
Cigna Corp.	1,298	263,611
Humana, Inc.	904	224,255
HCA Healthcare, Inc.*	2,429	213,363
IQVIA Holdings, Inc.*	1,700	166,430
Centene Corp.*	1,580	159,390
Laboratory Corporation of America Holdings*	968	154,406
DaVita, Inc.*	1,906	137,708
Quest Diagnostics, Inc.	1,396	137,492
Universal Health Services, Inc. — Class B	1,106	125,365
WellCare Health Plans, Inc.*	560	112,622
MEDNAX, Inc.*	1,610	86,038
Encompass Health Corp.	1,700	83,997
Molina Healthcare, Inc.*	1,060	81,281
Envision Healthcare Corp.*	2,234	77,207
Acadia Healthcare Company, Inc.*	1,976	64,477
Teladoc, Inc.*,1	1,660	57,851
LifePoint Health, Inc.*	1,086	54,083
Amedisys, Inc.*	970	51,129
Tenet Healthcare Corp.*,1	3,162	47,936
Tivity Health, Inc.*	1,280	46,784
Total Healthcare-Services		3,459,095

Electronics - 2.5%
Agilent Technologies, Inc.	2,597	173,921
Mettler-Toledo International, Inc.*	244	151,163
Waters Corp.*	763	147,404
PerkinElmer, Inc.	1,473	107,706
Total Electronics		580,194

Software - 2.2%
Cerner Corp.*	2,580	173,866
Veeva Systems, Inc. — Class A*	1,873	103,540
athenahealth, Inc.*,1	660	87,806
Medidata Solutions, Inc.*	1,115	70,658
Allscripts Healthcare Solutions, Inc.*	4,228	61,517
Total Software		497,387

Commercial Services - 0.6%
Incorporated Research Holdings, Inc. — Class A*	1,865	81,314
HealthEquity, Inc.*	1,420	66,257
Total Commercial Services		147,571

Total Common Stocks
(Cost $10,807,645)		22,574,497

RIGHTS†††- 0.0%
Dyax Corp.
Expires 03/06/18*,5	3,790	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase &Co. issued 12/29/17 at 1.41% due 01/02/18	$25,929	25,929
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	13,838	13,838
Total Repurchase Agreements
(Cost $39,767)		39,767

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	355,070	355,070
Total Securities Lending Collateral
(Cost $355,070)		355,070

Total Investments - 101.4%
(Cost $11,202,482)		$22,969,334
Other Assets & Liabilities, net - (1.4)%		(311,988)
Total Net Assets - 100.0%		$22,657,346

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
HEALTH CARE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
[5]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$22,574,497	$—	$—		$22,574,497
Repurchase Agreements	—	39,767	—		39,767
Rights	—	—	—	*	—
Securities Lending Collateral	355,070	—	—		355,070
Total Assets	$22,929,567	$39,767	$—		$22,969,334

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $337,396 of securities loaned (cost $11,162,715)	$22,929,567
Repurchase agreements, at value (cost $39,767)	39,767
Receivables:
Securities sold	123,280
Fund shares sold	64,031
Dividends	13,051
Foreign tax reclaims	1,082
Securities lending income	310
Interest	5
Total assets	23,171,093

Liabilities:
Payable for:
Return of securities loaned	355,070
Fund shares redeemed	96,254
Management fees	16,459
Transfer agent and administrative fees	4,841
Investor service fees	4,841
Portfolio accounting fees	1,936
Miscellaneous	34,346
Total liabilities	513,747
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,657,346

Net assets consist of:
Paid in capital	$13,091,918
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,201,424)
Net unrealized appreciation on investments	11,766,852
Net assets	$22,657,346
Capital shares outstanding	362,936
Net asset value per share	$62.43

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $527)	$229,916
Interest	1,255
Income from securities lending, net	3,054
Total investment income	234,225

Expenses:
Management fees	204,798
Investor service fees	60,234
Transfer agent and administrative fees	60,234
Professional fees	35,996
Portfolio accounting fees	24,094
Custodian fees	4,243
Trustees’ fees*	3,145
Line of credit fees	27
Miscellaneous	17,930
Total expenses	410,701
Net investment loss	(176,476)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,060,371
Net realized gain	1,060,371
Net change in unrealized appreciation (depreciation) on:
Investments	3,512,248
Net change in unrealized appreciation (depreciation)	3,512,248
Net realized and unrealized gain	4,572,619
Net increase in net assets resulting from operations	$4,396,143

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(176,476)	$(158,701)
Net realized gain on investments	1,060,371	3,405,728
Net change in unrealized appreciation (depreciation) on investments	3,512,248	(6,935,740)
Net increase (decrease) in net assets resulting from operations	4,396,143	(3,688,713)

Distributions to shareholders from:
Net realized gains	(1,042,418)	(911,972)
Total distributions to shareholders	(1,042,418)	(911,972)

Capital share transactions:
Proceeds from sale of shares	40,295,378	32,682,719
Distributions reinvested	1,042,418	911,972
Cost of shares redeemed	(40,812,108)	(47,065,343)
Net increase (decrease) from capital share transactions	525,688	(13,470,652)
Net increase (decrease) in net assets	3,879,413	(18,071,337)

Net assets:
Beginning of year	18,777,933	36,849,270
End of year	$22,657,346	$18,777,933
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	675,760	587,825
Shares issued from reinvestment of distributions	17,299	16,245
Shares redeemed	(687,013)	(856,576)
Net increase (decrease) in shares	6,046	(252,506)

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$52.62	$60.47	$58.82	$48.91	$34.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.37)	(.30)	(.31)	(.14)
Net gain (loss) on investments (realized and unrealized)	12.39	(5.36)	3.11	12.29	14.59
Total from investment operations	11.95	(5.73)	2.81	11.98	14.45
Less distributions from:
Net investment income	—	—	—	—	(.08)
Net realized gains	(2.14)	(2.12)	(1.16)	(2.07)	—
Total distributions	(2.14)	(2.12)	(1.16)	(2.07)	(.08)
Net asset value, end of period	$62.43	$52.62	$60.47	$58.82	$48.91

Total Return[b]	22.86%	(9.70%)	4.53%	24.62%	41.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,657	$18,778	$36,849	$43,294	$30,105
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.67%)	(0.47%)	(0.57%)	(0.34%)
Total expenses	1.70%	1.66%	1.59%	1.66%	1.63%
Portfolio turnover rate	156%	146%	154%	176%	277%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2017, Internet Fund returned 33.96%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Information Technology Index returned 38.83%.

The Internet software & services industry contributed the most to the Fund’s return for the period, followed by the Internet & direct marketing retail industry. The only detractor from the Fund’s return for the period was the consumer finance industry.

Amazon.com, Inc., Facebook, Inc. Class A, and Alphabet, Inc. Class A added the most to Fund performance for the year. Pandora Media, Inc., Finisar Corp., and TripAdvisor, Inc. detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	6.7%
Amazon.com, Inc.	5.9%
Facebook, Inc. — Class A	5.7%
Alibaba Group Holding Ltd. ADR	3.5%
Cisco Systems, Inc.	3.5%
Broadcom Ltd.	2.6%
QUALCOMM, Inc.	2.4%
PayPal Holdings, Inc.	2.4%
Netflix, Inc.	2.3%
Priceline Group, Inc.	2.3%
Top Ten Total	37.3%

“Ten Largest Holdings” excludes any temporary cash investments.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Internet Fund	33.96%	18.51%	10.49%
S&P 500 Information Technology Index	38.83%	20.90%	11.90%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2017
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Internet - 55.2%
Alphabet, Inc. — Class A*	573	$603,598
Amazon.com, Inc.*	453	529,770
Facebook, Inc. — Class A*	2,871	506,617
Alibaba Group Holding Ltd. ADR*	1,807	311,581
Netflix, Inc.*	1,087	208,661
Priceline Group, Inc.*	118	205,053
Baidu, Inc. ADR*	762	178,468
JD.com, Inc. ADR*	4,099	169,781
eBay, Inc.*	3,765	142,091
Ctrip.com International Ltd. ADR*	2,469	108,883
Twitter, Inc.*	4,044	97,096
Expedia, Inc.	806	96,535
Symantec Corp.	3,260	91,476
Palo Alto Networks, Inc.*	571	82,761
MercadoLibre, Inc.	253	79,609
VeriSign, Inc.*	661	75,645
IAC/InterActiveCorp*	592	72,390
Weibo Corp. ADR*	675	69,835
Match Group, Inc.*,1	2,203	68,976
GoDaddy, Inc. — Class A*	1,312	65,967
F5 Networks, Inc.*	486	63,773
SINA Corp.*	630	63,195
YY, Inc. ADR*	558	63,087
Shopify, Inc. — Class A*	619	62,519
Zillow Group, Inc. — Class A*	1,531	62,373
Zillow Group, Inc. — Class C*	1,518	62,117
Wayfair, Inc. — Class A*	763	61,246
GrubHub, Inc.*	775	55,645
Autohome, Inc. ADR*	860	55,616
Bitauto Holdings Ltd. ADR*,1	1,690	53,742
Baozun, Inc. ADR*,1	1,690	53,336
58.com, Inc. ADR*	741	53,033
TripAdvisor, Inc.*	1,393	48,003
Stamps.com, Inc.*	224	42,112
Yelp, Inc. — Class A*	1,002	42,044
Liberty Expedia Holdings, Inc. — Class A*	822	36,439
Etsy, Inc.*	1,736	35,501
Groupon, Inc. — Class A*	6,920	35,292
Cars.com, Inc.*,1	1,165	33,599
Cogent Communications Holdings, Inc.	714	32,344
Shutterfly, Inc.*	596	29,651
Trade Desk, Inc. — Class A*,1	633	28,947
Overstock.com, Inc.*,1	430	27,477
TrueCar, Inc.*	2,210	24,752
Pandora Media, Inc.*,1	4,936	23,792
Blucora, Inc.*	1,010	22,321
Total Internet		4,936,749

Software - 12.6%
salesforce.com, Inc.*	1,868	190,966
Intuit, Inc.	916	144,527
NetEase, Inc. ADR	311	107,317
Red Hat, Inc.*	842	101,124
Citrix Systems, Inc.*	937	82,456
Akamai Technologies, Inc.*	1,231	80,064
Momo, Inc. ADR*	2,711	66,365
Veeva Systems, Inc. — Class A*	1,127	62,301
j2 Global, Inc.	567	42,542
2U, Inc.*	642	41,415
Box, Inc. — Class A*	1,828	38,607
New Relic, Inc.*	667	38,533
Allscripts Healthcare Solutions, Inc.*	2,523	36,710
Twilio, Inc. — Class A*,1	1,375	32,450
Cornerstone OnDemand, Inc.*	910	32,150
Hortonworks, Inc.*	1,340	26,947
Total Software		1,124,474

Telecommunications - 12.3%
Cisco Systems, Inc.	8,086	309,694
Arista Networks, Inc.*	401	94,468
Motorola Solutions, Inc.	941	85,010
Juniper Networks, Inc.	2,588	73,758
CommScope Holding Company, Inc.*	1,569	59,355
Ubiquiti Networks, Inc.*,1	808	57,384
LogMeIn, Inc.	468	53,586
ViaSat, Inc.*,1	646	48,353
ARRIS International plc*	1,791	46,011
Ciena Corp.*	1,785	37,360
InterDigital, Inc.	488	37,161
Finisar Corp.*	1,644	33,455
NETGEAR, Inc.*	551	32,371
Viavi Solutions, Inc.*	3,590	31,377
Extreme Networks, Inc.*	2,133	26,705
Acacia Communications, Inc.*,1	677	24,528
Gogo, Inc.*,1	2,037	22,977
Oclaro, Inc.*,1	3,383	22,802
Total Telecommunications		1,096,355

Semiconductors - 5.0%
Broadcom Ltd.	889	228,384
QUALCOMM, Inc.	3,374	216,003
Total Semiconductors		444,387

Commercial Services - 4.6%
PayPal Holdings, Inc.*	2,877	211,805
CoStar Group, Inc.*	245	72,753
Live Nation Entertainment, Inc.*	1,542	65,643
Alarm.com Holdings, Inc.*	810	30,577
NutriSystem, Inc.	555	29,193
Total Commercial Services		409,971

Computers - 2.8%
Check Point Software Technologies Ltd.*	663	68,700
BlackBerry Ltd.*	4,960	55,403
Nutanix, Inc. — Class A*	1,483	52,320
NetScout Systems, Inc.*	1,234	37,576
Lumentum Holdings, Inc.*	739	36,137
Total Computers		250,136

Media - 2.1%
Time Warner, Inc.	2,082	190,440

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
INTERNET FUND

	Shares	Value

REITs - 1.5%
Equinix, Inc.	290	$131,434

Diversified Financial Services - 1.4%
E*TRADE Financial Corp.*	1,653	81,939
BGC Partners, Inc. — Class A	2,969	44,861
Total Diversified Financial Services		126,800

Aerospace & Defense - 1.0%
Harris Corp.	652	92,356

Retail - 0.6%
HSN, Inc.	819	33,047
PetMed Express, Inc.	500	22,750
Total Retail		55,797

Electronics - 0.2%
Applied Optoelectronics, Inc.*,1	471	17,813

Total Common Stocks
(Cost $4,455,449)		8,876,712

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$44,599	44,599
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	23,803	23,803
Total Repurchase Agreements
(Cost $68,402)		68,402

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	363,295	363,295
Total Securities Lending Collateral
(Cost $363,295)		363,295

Total Investments - 104.1%
(Cost $4,887,146)		$9,308,409
Other Assets & Liabilities, net - (4.1)%		(365,451)
Total Net Assets - 100.0%		$8,942,958

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
INTERNET FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,876,712	$—	$—	$8,876,712
Repurchase Agreements	—	68,402	—	68,402
Securities Lending Collateral	363,295	—	—	363,295
Total Assets	$9,240,007	$68,402	$—	$9,308,409

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $347,531 of securities loaned (cost $4,818,744)	$9,240,007
Repurchase agreements, at value (cost $68,402)	68,402
Cash	1,749
Receivables:
Fund shares sold	18,664
Securities lending income	996
Dividends	541
Investment adviser	35
Interest	8
Total assets	9,330,402

Liabilities:
Payable for:
Return of securities loaned	363,295
Management fees	6,552
Transfer agent and administrative fees	1,927
Investor service fees	1,927
Portfolio accounting fees	771
Fund shares redeemed	62
Miscellaneous	12,910
Total liabilities	387,444
Commitments and contingent liabilities (Note 10)	—
Net assets	$8,942,958

Net assets consist of:
Paid in capital	$5,233,202
Accumulated net investment loss	(14,804)
Accumulated net realized loss on investments	(696,703)
Net unrealized appreciation on investments	4,421,263
Net assets	$8,942,958
Capital shares outstanding	102,984
Net asset value per share	$86.84

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $365)	$57,163
Interest	503
Income from securities lending, net	10,686
Total investment income	68,352

Expenses:
Management fees	83,926
Investor service fees	24,684
Transfer agent and administrative fees	24,684
Professional fees	14,410
Portfolio accounting fees	9,874
Custodian fees	1,574
Trustees’ fees*	1,115
Line of credit fees	88
Miscellaneous	8,026
Total expenses	168,381
Net investment loss	(100,029)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,056,051
Net realized gain	1,056,051
Net change in unrealized appreciation (depreciation) on:
Investments	1,693,938
Net change in unrealized appreciation (depreciation)	1,693,938
Net realized and unrealized gain	2,749,989
Net increase in net assets resulting from operations	$2,649,960

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(100,029)	$(60,858)
Net realized gain on investments	1,056,051	275,024
Net change in unrealized appreciation (depreciation) on investments	1,693,938	(884,620)
Net increase (decrease) in net assets resulting from operations	2,649,960	(670,454)

Distributions to shareholders from:
Net realized gains	(55,537)	(710,959)
Total distributions to shareholders	(55,537)	(710,959)

Capital share transactions:
Proceeds from sale of shares	40,413,575	33,908,927
Distributions reinvested	55,537	710,959
Cost of shares redeemed	(42,605,993)	(37,788,678)
Net decrease from capital share transactions	(2,136,881)	(3,168,792)
Net increase (decrease) in net assets	457,542	(4,550,205)

Net assets:
Beginning of year	8,485,416	13,035,621
End of year	$8,942,958	$8,485,416
Accumulated net investment loss at end of year	$(14,804)	$(15,962)

Capital share activity:
Shares sold	514,563	513,963 *
Shares issued from reinvestment of distributions	706	11,587 *
Shares redeemed	(542,567)	(579,907)*
Net decrease in shares	(27,298)	(54,357)*

*	Capital share activity for the year ended December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$65.13	$70.60	$79.11	$85.98	$57.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(.79)	(.14)	(.76)	(.92)	(.76)
Net gain (loss) on investments (realized and unrealized)	22.88	(3.30)	7.29	2.61	30.33
Total from investment operations	22.09	(3.44)	6.53	1.69	29.57
Less distributions from:
Net realized gains	(.38)	(2.03)	(15.04)	(8.56)	(1.56)
Total distributions	(.38)	(2.03)	(15.04)	(8.56)	(1.56)
Net asset value, end of period	$86.84	$65.13	$70.60	$79.11	$85.98

Total Return[b]	33.96%	4.44%	8.36%	1.96%	51.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,943	$8,485	$13,036	$6,624	$15,617
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(0.78%)	(1.03%)	(1.06%)	(1.07%)
Total expenses	1.71%	1.66%	1.61%	1.66%	1.63%
Portfolio turnover rate	365%	384%	363%	283%	311%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2017, Leisure Fund returned 20.11%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 22.98%.

The hotels, restaurants & leisure industry and the media industry contributed the most to the Fund’s return for the period. The leisure products industry detracted the most, followed by the automobiles industry.

Holdings that contributed the most to the Fund’s return were McDonald’s Corp., Activision Blizzard, Inc., and Marriott International, Inc. Class A. Mattel, Inc., Vista Outdoor, Inc., and AMC Entertainment Holdings, Inc. were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Comcast Corp. — Class A	3.6%
Philip Morris International, Inc.	3.3%
Walt Disney Co.	3.3%
Altria Group, Inc.	3.0%
McDonald's Corp.	3.0%
Charter Communications, Inc. — Class A	2.5%
Starbucks Corp.	2.3%
Time Warner, Inc.	2.2%
Twenty-First Century Fox, Inc. — Class A	2.1%
Las Vegas Sands Corp.	1.9%
Top Ten Total	27.2%

“Ten Largest Holdings” excludes any temporary cash investments.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Leisure Fund	20.11%	15.10%	8.58%
S&P 500 Consumer Discretionary Index	22.98%	17.64%	13.52%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	December 31, 2017
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 100.2%

Media - 29.4%
Comcast Corp. — Class A	8,503	$340,545
Walt Disney Co.	2,881	309,736
Charter Communications, Inc. — Class A*	693	232,820
Time Warner, Inc.	2,273	207,911
Twenty-First Century Fox, Inc. — Class A	5,708	197,097
CBS Corp. — Class B	2,041	120,419
Sirius XM Holdings, Inc.[1]	22,148	118,713
DISH Network Corp. — Class A*	2,361	112,738
Altice USA, Inc. — Class A*	4,770	101,267
Liberty Broadband Corp. — Class C*	1,110	94,528
Discovery Communications, Inc. — Class A*,1	4,094	91,624
Viacom, Inc. — Class B	2,888	88,979
Scripps Networks Interactive, Inc. — Class A	980	83,672
Grupo Televisa SAB ADR	4,022	75,091
News Corp. — Class A	4,606	74,663
Sinclair Broadcast Group, Inc. — Class A	1,296	49,054
Nexstar Media Group, Inc. — Class A	612	47,858
Tribune Media Co. — Class A	1,111	47,184
Cable One, Inc.	67	47,124
AMC Networks, Inc. — Class A*	815	44,075
TEGNA, Inc.	3,071	43,240
New York Times Co. — Class A	2,283	42,236
Meredith Corp.	593	39,168
World Wrestling Entertainment, Inc. — Class A	1,210	37,002
Time, Inc.	1,795	33,118
Gray Television, Inc.*	1,915	32,076
MSG Networks, Inc. — Class A*	1,514	30,659
Scholastic Corp.	719	28,839
Total Media		2,771,436

Retail - 17.1%
McDonald’s Corp.	1,660	285,719
Starbucks Corp.	3,790	217,660
Yum! Brands, Inc.	1,579	128,862
Darden Restaurants, Inc.	914	87,762
Restaurant Brands International, Inc.	1,413	86,871
Yum China Holdings, Inc.	2,129	85,203
Domino’s Pizza, Inc.	381	71,994
Chipotle Mexican Grill, Inc. — Class A*	224	64,743
Dunkin’ Brands Group, Inc.	938	60,473
Wendy’s Co.	3,083	50,623
Texas Roadhouse, Inc. — Class A	924	48,676
Cracker Barrel Old Country Store, Inc.[1]	305	48,461
Jack in the Box, Inc.	417	40,912
Buffalo Wild Wings, Inc.*	238	37,211
Cheesecake Factory, Inc.[1]	749	36,087
Dave & Buster’s Entertainment, Inc.*	654	36,081
Bloomin’ Brands, Inc.	1,619	34,550
Papa John’s International, Inc.	592	33,217
Brinker International, Inc.[1]	832	32,315
Shake Shack, Inc. — Class A*	693	29,938
Sonic Corp.[1]	929	25,529
Wingstop, Inc.	634	24,713
Red Robin Gourmet Burgers, Inc.*	376	21,206
BJ’s Restaurants, Inc.	580	21,112
Total Retail		1,609,918

Lodging - 13.3%
Las Vegas Sands Corp.	2,578	179,145
Marriott International, Inc. — Class A	1,306	177,263
Hilton Worldwide Holdings, Inc.	1,586	126,658
MGM Resorts International	3,188	106,447
Wynn Resorts Ltd.	594	100,143
Melco Resorts & Entertainment Ltd. ADR	3,345	97,139
Wyndham Worldwide Corp.	729	84,469
Hyatt Hotels Corp. — Class A*	1,008	74,128
Caesars Entertainment Corp.*	5,732	72,510
Choice Hotels International, Inc.	659	51,138
Boyd Gaming Corp.	1,456	51,033
Hilton Grand Vacations, Inc.*,1	1,184	49,669
ILG, Inc.	1,598	45,511
La Quinta Holdings, Inc.*	1,987	36,680
Total Lodging		1,251,933

Entertainment - 8.9%
Vail Resorts, Inc.[1]	329	69,903
IMAX Corp.*	2,967	68,686
Lions Gate Entertainment Corp. — Class A*	1,983	67,045
Six Flags Entertainment Corp.	855	56,917
International Game Technology plc	2,084	55,247
Madison Square Garden Co. — Class A*	254	53,556
Scientific Games Corp. — Class A*	1,017	52,172
Red Rock Resorts, Inc. — Class A	1,458	49,193
Cinemark Holdings, Inc.	1,377	47,947
Regal Entertainment Group — Class A	2,035	46,825
Churchill Downs, Inc.	201	46,773
Marriott Vacations Worldwide Corp.	337	45,566
Penn National Gaming, Inc.*	1,368	42,859
Eldorado Resorts, Inc.*	1,164	38,587
Pinnacle Entertainment, Inc.*	1,048	34,301
AMC Entertainment Holdings, Inc. — Class A1	2,218	33,492
SeaWorld Entertainment, Inc.*,1	2,010	27,276
Total Entertainment		836,345

Leisure Time - 8.8%
Carnival plc ADR	2,540	168,351
Carnival Corp.	2,535	168,248
Royal Caribbean Cruises Ltd.	1,000	119,280
Norwegian Cruise Line Holdings Ltd.*	1,592	84,774
Harley-Davidson, Inc.[1]	1,419	72,199
Polaris Industries, Inc.	540	66,955
Brunswick Corp.	960	53,011
Planet Fitness, Inc. — Class A*	1,385	47,962
Callaway Golf Co.	1,989	27,707

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
LEISURE FUND

	Shares	Value

Vista Outdoor, Inc.*	1,593	$23,210
Total Leisure Time		831,697

Agriculture - 7.3%
Philip Morris International, Inc.	2,982	315,048
Altria Group, Inc.	4,002	285,783
British American Tobacco plc ADR	1,303	87,288
Total Agriculture		688,119

Beverages - 6.4%
Constellation Brands, Inc. — Class A	735	167,999
Brown-Forman Corp. — Class B	1,876	128,825
Molson Coors Brewing Co. — Class B	1,264	103,737
Anheuser-Busch InBev S.A. ADR	826	92,149
Diageo plc ADR	515	75,205
Boston Beer Company, Inc. — Class A*	183	34,971
Total Beverages		602,886

Software - 4.1%
Activision Blizzard, Inc.	2,667	168,874
Electronic Arts, Inc.*	1,294	135,948
Take-Two Interactive Software, Inc.*	784	86,068
Total Software		390,890

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	891	80,983
Mattel, Inc.[1]	3,634	55,891
Total Toys, Games & Hobbies		136,874

Food Service - 0.8%
Aramark	1,850	79,069

Commercial Services - 0.8%
Live Nation Entertainment, Inc.*	1,690	71,943

REITs - 0.6%
Park Hotels & Resorts, Inc.	2,139	61,496

Miscellaneous Manufacturing - 0.5%
Sturm Ruger & Company, Inc.	446	24,909
American Outdoor Brands Corp.*	1,522	19,542
Total Miscellaneous Manufacturing		44,451

Internet - 0.4%
Cars.com, Inc.*,1	1,264	36,454

Food - 0.3%
Bob Evans Farms, Inc.	385	30,346

Total Common Stocks
(Cost $6,932,005)		9,443,857

RIGHTS††† - 0.0%
Nexstar Media Group, Inc.
Expires 01/18/19*,5	1,910	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$36,440	36,440
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	19,448	19,448
Total Repurchase Agreements
(Cost $55,888)		55,888

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	505,256	505,256
Total Securities Lending Collateral
(Cost $505,256)		505,256

Total Investments - 106.1%
(Cost $7,493,149)		$10,005,001
Other Assets & Liabilities, net - (6.1)%		(578,446)
Total Net Assets - 100.0%		$9,426,555

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
[5]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$9,443,857	$—	$—		$9,443,857
Repurchase Agreements	—	55,888	—		55,888
Rights	—	—	—	*	—
Securities Lending Collateral	505,256	—	—		505,256
Total Assets	$9,949,113	$55,888	$—		$10,005,001

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $482,110 of securities loaned (cost $7,437,261)	$9,949,113
Repurchase agreements, at value (cost $55,888)	55,888
Receivables:
Fund shares sold	445,122
Dividends	12,467
Foreign tax reclaims	1,003
Securities lending income	371
Interest	7
Total assets	10,463,971

Liabilities:
Payable for:
Return of securities loaned	505,256
Fund shares redeemed	395,037
Securities purchased	113,570
Management fees	6,138
Transfer agent and administrative fees	1,805
Investor service fees	1,805
Portfolio accounting fees	722
Miscellaneous	13,083
Total liabilities	1,037,416
Commitments and contingent liabilities (Note 10)	—
Net assets	$9,426,555

Net assets consist of:
Paid in capital	$7,339,582
Undistributed net investment income	25,101
Accumulated net realized loss on investments	(449,980)
Net unrealized appreciation on investments	2,511,852
Net assets	$9,426,555
Capital shares outstanding	95,870
Net asset value per share	$98.33

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $298)	$156,180
Interest	354
Income from securities lending, net	4,064
Total investment income	160,598

Expenses:
Management fees	69,509
Investor service fees	20,444
Transfer agent and administrative fees	20,444
Professional fees	11,241
Portfolio accounting fees	8,177
Custodian fees	1,472
Trustees’ fees*	1,024
Miscellaneous	6,994
Total expenses	139,305
Net investment income	21,293

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	890,275
Net realized gain	890,275
Net change in unrealized appreciation (depreciation) on:
Investments	579,319
Net change in unrealized appreciation (depreciation)	579,319
Net realized and unrealized gain	1,469,594
Net increase in net assets resulting from operations	$1,490,887

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,293	$17,941
Net realized gain on investments	890,275	1,522,852
Net change in unrealized appreciation (depreciation) on investments	579,319	(1,476,042)
Net increase in net assets resulting from operations	1,490,887	64,751

Distributions to shareholders from:
Net investment income	(20,573)	(33,853)
Net realized gains	(16,439)	(101,294)
Total distributions to shareholders	(37,012)	(135,147)

Capital share transactions:
Proceeds from sale of shares	26,102,966	43,130,973
Distributions reinvested	37,012	135,147
Cost of shares redeemed	(26,958,562)	(48,168,571)
Net decrease from capital share transactions	(818,584)	(4,902,451)
Net increase (decrease) in net assets	635,291	(4,972,847)

Net assets:
Beginning of year	8,791,264	13,764,111
End of year	$9,426,555	$8,791,264
Undistributed net investment income at end of year	$25,101	$24,670

Capital share activity:
Shares sold	284,482	548,278
Shares issued from reinvestment of distributions	401	1,700
Shares redeemed	(295,944)	(623,105)
Net decrease in shares	(11,061)	(73,127)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$82.21	$76.44	$87.81	$95.41	$67.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.18	.28	.12	.11
Net gain (loss) on investments (realized and unrealized)	16.28	7.07	.87	6.53	28.45
Total from investment operations	16.52	7.25	1.15	6.65	28.56
Less distributions from:
Net investment income	(.22)	(.37)	(.07)	(.22)	(.58)
Net realized gains	(.18)	(1.11)	(12.45)	(14.03)	—
Total distributions	(.40)	(1.48)	(12.52)	(14.25)	(.58)
Net asset value, end of period	$98.33	$82.21	$76.44	$87.81	$95.41

Total Return[b]	20.11%	9.56%	0.30%	7.49%	42.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,427	$8,791	$13,764	$8,150	$11,866
Ratios to average net assets:
Net investment income (loss)	0.26%	0.23%	0.34%	0.13%	0.14%
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	303%	530%	288%	339%	219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the year ended December 31, 2017, Precious Metals Fund returned 7.08%, compared with the 21.83% return of the S&P 500 Index. The S&P 500 Materials Index returned 23.84%.

Metals & mining companies account for most of the holdings in the portfolio. Of these, the copper industry and the gold industry contributed to return. The silver industry was the only detractor.

Freeport-McMoRan, Inc., Franco-Nevada Corp., and Randgold Resources Ltd. ADR were the leading contributors to return. Eldorado Gold Corp., Tahoe Resources, Inc., and Barrick Gold Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	7.9%
Newmont Mining Corp.	6.5%
Barrick Gold Corp.	6.2%
Franco-Nevada Corp.	5.7%
Goldcorp, Inc.	5.2%
Agnico Eagle Mines Ltd.	5.1%
Wheaton Precious Metals Corp.	4.4%
Randgold Resources Ltd. ADR	4.3%
VanEck Vectors Junior Gold Miners ETF	4.2%
Royal Gold, Inc.	3.1%
Top Ten Total	52.6%

“Ten Largest Holdings” excludes any temporary cash investments.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Precious Metals Fund	7.08%	(11.28%)	(6.58%)
S&P 500 Materials Index	23.84%	12.20%	6.17%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	December 31, 2017
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Freeport-McMoRan, Inc.*	125,244	$2,374,626
Newmont Mining Corp.	52,408	1,966,348
Barrick Gold Corp.	128,590	1,860,697
Franco-Nevada Corp.	21,670	1,732,516
Goldcorp, Inc.	123,308	1,574,643
Agnico Eagle Mines Ltd.	33,345	1,539,872
Wheaton Precious Metals Corp.	60,213	1,332,514
Randgold Resources Ltd. ADR	13,199	1,305,249
Royal Gold, Inc.	11,221	921,469
AngloGold Ashanti Ltd. ADR	86,266	879,051
Pan American Silver Corp.	51,172	796,236
Kirkland Lake Gold Ltd.	51,410	789,658
Kinross Gold Corp.*	171,764	742,020
Osisko Gold Royalties Ltd.[1]	63,160	730,130
IAMGOLD Corp.*	117,607	685,649
Sibanye Gold Ltd. ADR[1]	134,381	678,624
Alamos Gold, Inc. — Class A	103,251	672,164
Compania de Minas Buenaventura S.A.A ADR	44,314	625,714
Pretium Resources, Inc.*,1	54,018	616,345
Gold Fields Ltd. ADR[1]	139,623	600,379
Yamana Gold, Inc.	188,717	588,797
B2Gold Corp.*	184,761	572,759
Tahoe Resources, Inc.	105,759	506,586
Coeur Mining, Inc.*	64,206	481,545
New Gold, Inc.*	138,937	457,103
SSR Mining, Inc.*	49,675	436,643
First Majestic Silver Corp.*	62,928	424,135
Hecla Mining Co.	103,792	412,054
MAG Silver Corp.*	33,202	410,377
Sandstorm Gold Ltd.*,1	81,764	408,002
Fortuna Silver Mines, Inc.*	73,340	382,835
Novagold Resources, Inc.*,1	92,915	365,156
Seabridge Gold, Inc.*,1	30,746	347,430
Klondex Mines Ltd.*	92,470	241,347
Endeavour Silver Corp.*,1	89,479	213,855
Gold Resource Corp.	44,121	194,132
Total Mining		28,866,660

Total Common Stocks
(Cost $18,843,951)		28,866,660

EXCHANGE-TRADED FUNDS† - 4.2%
VanEck Vectors Junior Gold Miners ETF	37,264	1,271,820
Total Exchange-Traded Funds
(Cost $905,378)		1,271,820

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$46,601	46,601
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	24,871	24,871
Total Repurchase Agreements
(Cost $71,472)		71,472

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	2,030,580	2,030,580
Total Securities Lending Collateral
(Cost $2,030,580)		2,030,580

Total Investments - 106.7%
(Cost $21,851,381)		$32,240,532
Other Assets & Liabilities, net - (6.7)%		(2,039,312)
Total Net Assets - 100.0%		$30,201,220

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,866,660	$—	$—	$28,866,660
Exchange-Traded Funds	1,271,820	—	—	1,271,820
Repurchase Agreements	—	71,472	—	71,472
Securities Lending Collateral	2,030,580	—	—	2,030,580
Total Assets	$32,169,060	$71,472	$—	$32,240,532

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $1,904,191 of securities loaned (cost $21,779,909)	$32,169,060
Repurchase agreements, at value (cost $71,472)	71,472
Foreign currency, at value (cost $17,434)	17,434
Receivables:
Fund shares sold	8,308,248
Securities sold	21,770
Dividends	2,457
Securities lending income	612
Foreign tax reclaims	310
Interest	8
Total assets	40,591,371

Liabilities:
Payable for:
Securities purchased	8,182,593
Return of securities loaned	2,030,580
Deferred foreign capital gain taxes	103,613
Fund shares redeemed	16,939
Management fees	14,099
Transfer agent and administrative fees	4,700
Investor service fees	4,700
Portfolio accounting fees	1,880
Miscellaneous	31,047
Total liabilities	10,390,151
Commitments and contingent liabilities (Note 10)	—
Net assets	$30,201,220

Net assets consist of:
Paid in capital	$42,668,562
Accumulated net investment loss	(961,313)
Accumulated net realized loss on investments and foreign currency	(21,895,180)
Net unrealized appreciation on investments	10,389,151
Net assets	$30,201,220
Capital shares outstanding	996,811
Net asset value per share	$30.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $13,518)	$147,015
Interest	1,900
Income from securities lending, net	25,728
Total investment income	174,643

Expenses:
Management fees	193,453
Investor service fees	64,484
Transfer agent and administrative fees	64,484
Professional fees	34,358
Portfolio accounting fees	25,794
Custodian fees	4,475
Trustees’ fees*	3,403
Line of credit fees	237
Miscellaneous	23,360
Total expenses	414,048
Net investment loss	(239,405)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	477,631	a
Foreign currency	(13)
Net realized gain on investments and foreign currency	477,618
Net change in unrealized appreciation (depreciation) on:
Investments	797,473
Net change in unrealized appreciation (depreciation)	797,473
Net realized and unrealized gain on investments and foreign currency	1,275,091
Net increase in net assets resulting from operations	$1,035,686

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
[a]	Net of foreign capital gain taxes of $103,613.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(239,405)	$(277,469)
Net realized gain on investments and foreign currency	477,618	2,667,893
Net change in unrealized appreciation (depreciation) on investments	797,473	7,821,438
Net increase in net assets resulting from operations	1,035,686	10,211,862

Distributions to shareholders from:
Net investment income	(1,123,988)	—
Total distributions to shareholders	(1,123,988)	—

Capital share transactions:
Proceeds from sale of shares	188,066,776	99,225,855
Distributions reinvested	1,123,988	—
Cost of shares redeemed	(181,573,076)	(102,966,872)
Net increase (decrease) from capital share transactions	7,617,688	(3,741,017)
Net increase in net assets	7,529,386	6,470,845

Net assets:
Beginning of year	22,671,834	16,200,989
End of year	$30,201,220	$22,671,834
Accumulated net investment loss at end of year	$(961,313)	$(167,015)

Capital share activity:
Shares sold	6,114,108	3,116,390
Shares issued from reinvestment of distributions	39,549	—
Shares redeemed	(5,919,754)	(3,256,149)
Net increase (decrease) in shares	233,903	(139,759)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$29.72	$17.95	$27.60	$33.43	$62.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.29)	(.12)	(.11)	.25
Net gain (loss) on investments (realized and unrealized)	2.29	12.06	(8.01)	(5.67)	(29.21)
Total from investment operations	2.00	11.77	(8.13)	(5.78)	(28.96)
Less distributions from:
Net investment income	(1.42)	—	(1.52)	(.05)	(.45)
Total distributions	(1.42)	—	(1.52)	(.05)	(.45)
Net asset value, end of period	$30.30	$29.72	$17.95	$27.60	$33.43

Total Return[b]	7.08%	65.52%	(30.37%)	(17.34%)	(46.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,201	$22,672	$16,201	$18,313	$22,538
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.90%)	(0.50%)	(0.32%)	0.54%
Total expenses[c]	1.61%	1.56%	1.50%	1.56%	1.54%
Portfolio turnover rate	691%	298%	203%	168%	193%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c] [d]

Does not include expenses of the underlying funds in which the Fund invests.

Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2017, Real Estate Fund returned 6.65%, compared to a return of 21.83% for the S&P 500 Index. The MSCI U.S. REIT Index returned 5.07%.

Within the Fund, the real estate investment trust (REIT) industry composes almost all the portfolio. Equity REITs were the leading contributor to return, followed by the mortgage REITs industry. No industry detracted from return. The thrifts & mortgage finance industry contributed the least.

American Tower Corp., Crown Castle International Corp., and Equinix, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were DDR Corp., Kimco Realty Corp., and CBL & Associates Properties, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.2%
Simon Property Group, Inc.	2.1%
Crown Castle International Corp.	1.9%
Equinix, Inc.	1.7%
Public Storage	1.7%
Prologis, Inc.	1.6%
Weyerhaeuser Co.	1.5%
AvalonBay Communities, Inc.	1.4%
Digital Realty Trust, Inc.	1.4%
Welltower, Inc.	1.4%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Real Estate Fund	6.65%	7.57%	4.75%
MSCI U.S. REIT Index	5.07%	9.34%	7.44%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

96 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

REITs - 95.6%
REITs-Diversified - 23.6%
American Tower Corp. — Class A	1,583	$225,847
Crown Castle International Corp.	1,755	194,823
Equinix, Inc.	388	175,849
Weyerhaeuser Co.	4,251	149,890
Digital Realty Trust, Inc.	1,237	140,894
SBA Communications Corp.*	776	126,767
Vornado Realty Trust	1,445	112,970
Duke Realty Corp.	3,309	90,038
Gaming and Leisure Properties, Inc.	2,230	82,510
WP Carey, Inc.	1,147	79,028
Lamar Advertising Co. — Class A	1,037	76,987
Forest City Realty Trust, Inc. — Class A	3,062	73,794
Colony NorthStar, Inc. — Class A	6,147	70,137
New Residential Investment Corp.	3,799	67,926
CoreSite Realty Corp.	595	67,770
STORE Capital Corp.	2,508	65,308
EPR Properties	958	62,711
Rayonier, Inc.	1,865	58,990
Cousins Properties, Inc.	6,122	56,628
PS Business Parks, Inc.	425	53,163
Outfront Media, Inc.	2,253	52,270
Uniti Group, Inc.[1]	2,932	52,160
Retail Properties of America, Inc. — Class A	3,867	51,972
GEO Group, Inc.	2,126	50,174
CoreCivic, Inc.	2,155	48,487
STAG Industrial, Inc.	1,720	47,008
Washington Real Estate Investment Trust	1,457	45,342
Potlatch Corp.	828	41,317
Total REITs-Diversified		2,420,760

REITs-Office Property - 11.8%
Boston Properties, Inc.	1,017	132,241
Alexandria Real Estate Equities, Inc.	799	104,341
SL Green Realty Corp.	911	91,947
VEREIT, Inc.	10,236	79,738
Kilroy Realty Corp.	1,060	79,129
Douglas Emmett, Inc.	1,889	77,562
Hudson Pacific Properties, Inc.	1,956	66,993
Highwoods Properties, Inc.	1,305	66,438
JBG SMITH Properties	1,710	59,388
Equity Commonwealth*	1,870	57,054
Paramount Group, Inc.	3,594	56,965
Empire State Realty Trust, Inc. — Class A	2,581	52,988
Brandywine Realty Trust	2,880	52,387
Corporate Office Properties Trust	1,754	51,217
Columbia Property Trust, Inc.	2,147	49,274
Piedmont Office Realty Trust, Inc. — Class A	2,472	48,476
Mack-Cali Realty Corp.	1,888	40,705
Government Properties Income Trust	2,142	39,713
Total REITs-Office Property		1,206,556

REITs-Apartments - 10.1%
AvalonBay Communities, Inc.	810	144,512
Equity Residential	2,177	138,827
Essex Property Trust, Inc.	475	114,651
Invitation Homes, Inc.	4,311	101,610
Mid-America Apartment Communities, Inc.	979	98,448
UDR, Inc.	2,400	92,448
Camden Property Trust	929	85,524
Apartment Investment & Management Co. — Class A	1,730	75,618
American Homes 4 Rent — Class A	3,333	72,793
American Campus Communities, Inc.	1,627	66,756
Education Realty Trust, Inc.	1,333	46,548
Total REITs-Apartments		1,037,735

REITs-Health Care - 8.9%
Welltower, Inc.	2,192	139,784
Ventas, Inc.	2,184	131,062
HCP, Inc.	3,860	100,669
Healthcare Trust of America, Inc. — Class A	2,386	71,675
Omega Healthcare Investors, Inc.[1]	2,475	68,161
Medical Properties Trust, Inc.	4,762	65,620
Senior Housing Properties Trust	3,259	62,410
Healthcare Realty Trust, Inc.	1,808	58,073
Physicians Realty Trust	2,906	52,279
Sabra Health Care REIT, Inc.	2,783	52,237
National Health Investors, Inc.	670	50,505
Quality Care Properties, Inc.*	2,397	33,103
CareTrust REIT, Inc.	1,913	32,062
Total REITs-Health Care		917,640

REITs-Hotels - 7.6%
Host Hotels & Resorts, Inc.	5,623	111,617
MGM Growth Properties LLC — Class A1	2,740	79,871
Park Hotels & Resorts, Inc.	2,538	72,968
Hospitality Properties Trust	2,164	64,595
Apple Hospitality REIT, Inc.	3,130	61,379
RLJ Lodging Trust	2,636	57,913
Sunstone Hotel Investors, Inc.	3,398	56,169
Ryman Hospitality Properties, Inc.	803	55,423
LaSalle Hotel Properties	1,828	51,312
Pebblebrook Hotel Trust	1,243	46,202
Xenia Hotels & Resorts, Inc.	2,050	44,260
DiamondRock Hospitality Co.	3,896	43,986
Summit Hotel Properties, Inc.	2,430	37,009
Total REITs-Hotels		782,704

REITs-Warehouse/Industries - 6.6%
Prologis, Inc.	2,621	169,081
Liberty Property Trust	1,693	72,816
DCT Industrial Trust, Inc.	1,158	68,067
CyrusOne, Inc.	1,142	67,983
Gramercy Property Trust	2,217	59,105
First Industrial Realty Trust, Inc.	1,780	56,017
EastGroup Properties, Inc.[1]	574	50,730
QTS Realty Trust, Inc. — Class A	874	47,336

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
REAL ESTATE FUND

	Shares	Value

Rexford Industrial Realty, Inc.	1,470	$42,865
Terreno Realty Corp.	1,130	39,618
Total REITs-Warehouse/Industries		673,618

REITs-Regional Malls - 6.3%
Simon Property Group, Inc.	1,279	219,655
GGP, Inc.	5,864	137,159
Macerich Co.	1,405	92,280
Taubman Centers, Inc.	950	62,159
Tanger Factory Outlet Centers, Inc.[1]	1,799	47,691
Washington Prime Group, Inc.	4,867	34,653
CBL & Associates Properties, Inc.[1]	5,196	29,409
Pennsylvania Real Estate Investment Trust	2,321	27,597
Total REITs-Regional Malls		650,603

REITs-Shopping Centers - 6.3%
Regency Centers Corp.	1,465	101,349
Federal Realty Investment Trust	691	91,772
Kimco Realty Corp.	4,485	81,403
Brixmor Property Group, Inc.	3,822	71,319
Weingarten Realty Investors	1,855	60,974
DDR Corp.	6,507	58,303
Urban Edge Properties	1,979	50,445
Acadia Realty Trust	1,630	44,597
Retail Opportunity Investments Corp.	2,203	43,950
Kite Realty Group Trust	1,935	37,926
Total REITs-Shopping Centers		642,038

REITs-Mortgage - 5.6%
Annaly Capital Management, Inc.	9,025	107,307
AGNC Investment Corp.	4,045	81,669
Starwood Property Trust, Inc.	3,200	68,320
Blackstone Mortgage Trust, Inc. — Class A	1,681	54,095
Chimera Investment Corp.	2,916	53,888
MFA Financial, Inc.	6,490	51,401
Two Harbors Investment Corp.	3,030	49,268
Apollo Commercial Real Estate Finance, Inc.	2,210	40,774
Invesco Mortgage Capital, Inc.	2,283	40,706
ARMOUR Residential REIT, Inc.	1,170	30,092
Total REITs-Mortgage		577,520

REITs-Storage - 4.7%
Public Storage	828	173,052
Extra Space Storage, Inc.	1,097	95,933
Iron Mountain, Inc.	2,336	88,137
CubeSmart	2,261	65,388
Life Storage, Inc.	660	58,786
Total REITs-Storage		481,296

REITs-Single Tenant - 2.5%
Realty Income Corp.	2,083	118,773
National Retail Properties, Inc.	1,764	76,081
Spirit Realty Capital, Inc.	6,841	58,696
Total REITs-Single Tenant		253,550

REITs-Manufactured Homes - 1.6%
Equity LifeStyle Properties, Inc.	899	80,029
Sun Communities, Inc.	849	78,770
Total REITs-Manufactured Homes		158,799
Total REITs		9,802,819

Real Estate - 4.0%
Real Estate Management/Services - 3.3%
CBRE Group, Inc. — Class A*	2,589	112,129
Jones Lang LaSalle, Inc.	513	76,401
Realogy Holdings Corp.	2,048	54,272
Redfin Corp.*,1	1,630	51,052
Kennedy-Wilson Holdings, Inc.	2,688	46,637
Total Real Estate Management/Services		340,491

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	542	71,148
Total Real Estate		411,639

Total Common Stocks
(Cost $5,368,134)		10,214,458

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$22,800	22,800
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	12,168	12,168
Total Repurchase Agreements
(Cost $34,968)		34,968

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	282,132	282,132
Total Securities Lending Collateral
(Cost $282,132)		282,132

Total Investments - 102.6%
(Cost $5,685,234)		$10,531,558
Other Assets & Liabilities, net - (2.6)%		(270,999)
Total Net Assets - 100.0%		$10,260,559

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,214,458	$—	$—	$10,214,458
Repurchase Agreements	—	34,968	—	34,968
Securities Lending Collateral	282,132	—	—	282,132
Total Assets	$10,496,590	$34,968	$—	$10,531,558

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $273,745 of securities loaned (cost $5,650,266)	$10,496,590
Repurchase agreements, at value (cost $34,968)	34,968
Receivables:
Dividends	66,631
Securities lending income	1,345
Fund shares sold	154
Interest	4
Total assets	10,599,692

Liabilities:
Overdraft due to custodian bank	911
Payable for:
Return of securities loaned	282,132
Fund shares redeemed	27,148
Management fees	7,949
Transfer agent and administrative fees	2,338
Investor service fees	2,338
Portfolio accounting fees	935
Miscellaneous	15,382
Total liabilities	339,133
Commitments and contingent liabilities (Note 10)	—
Net assets	$10,260,559

Net assets consist of:
Paid in capital	$7,385,502
Undistributed net investment income	200,572
Accumulated net realized loss on investments	(2,171,839)
Net unrealized appreciation on investments	4,846,324
Net assets	$10,260,559
Capital shares outstanding	261,607
Net asset value per share	$39.22

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $214)	$317,811
Interest	428
Income from securities lending, net	1,577
Total investment income	319,816

Expenses:
Management fees	103,234
Investor service fees	30,363
Transfer agent and administrative fees	30,363
Professional fees	16,877
Portfolio accounting fees	12,145
Custodian fees	2,265
Trustees’ fees*	1,789
Line of credit fees	31
Miscellaneous	9,935
Total expenses	207,002
Net investment income	112,814

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	449,599
Net realized gain	449,599
Net change in unrealized appreciation (depreciation) on:
Investments	69,877
Net change in unrealized appreciation (depreciation)	69,877
Net realized and unrealized gain	519,476
Net increase in net assets resulting from operations	$632,290

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$112,814	$288,667
Net realized gain on investments	449,599	1,500,341
Net change in unrealized appreciation (depreciation) on investments	69,877	(402,997)
Net increase in net assets resulting from operations	632,290	1,386,011

Distributions to shareholders from:
Net investment income	(316,400)	(184,035)
Total distributions to shareholders	(316,400)	(184,035)

Capital share transactions:
Proceeds from sale of shares	40,487,501	55,643,449
Distributions reinvested	316,400	184,035
Cost of shares redeemed	(42,367,742)	(61,844,683)
Net decrease from capital share transactions	(1,563,841)	(6,017,199)
Net decrease in net assets	(1,247,951)	(4,815,223)

Net assets:
Beginning of year	11,508,510	16,323,733
End of year	$10,260,559	$11,508,510
Undistributed net investment income at end of year	$200,572	$404,963

Capital share activity:
Shares sold	1,047,077	1,515,640
Shares issued from reinvestment of distributions	8,440	4,676
Shares redeemed	(1,098,982)	(1,688,386)
Net decrease in shares	(43,465)	(168,070)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$37.72	$34.50	$36.41	$30.42	$30.15
Income (loss) from investment operations:
Net investment income (loss)[a]	0.36	.63	.53	.50	.57
Net gain (loss) on investments (realized and unrealized)	2.11	2.88	(1.44)	5.88	.62
Total from investment operations	2.47	3.51	(.91)	6.38	1.19
Less distributions from:
Net investment income	(.97)	(.29)	(1.00)	(.39)	(.92)
Total distributions	(.97)	(.29)	(1.00)	(.39)	(.92)
Net asset value, end of period	$39.22	$37.72	$34.50	$36.41	$30.42

Total Return[b]	6.65%	10.15%	(2.52%)	21.01%	3.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,261	$11,509	$16,324	$28,021	$14,784
Ratios to average net assets:
Net investment income (loss)	0.93%	1.73%	1.46%	1.48%	1.76%
Total expenses	1.70%	1.65%	1.60%	1.66%	1.64%
Portfolio turnover rate	331%	279%	259%	277%	416%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2017, Retailing Fund returned 12.82%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 22.98%.

Within the Fund, the Internet & direct marketing retail industry contributed the most to the Fund’s return for the period, followed by the specialty retail industry. No industry detracted from return. The multiline retail industry contributed the least.

Fund performance for the year benefited most from Amazon.com, Inc., Wal-Mart Stores, Inc., and Home Depot, Inc. Rite Aid Corp., Advance Auto Parts, Inc., and Bed Bath & Beyond, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	8.0%
Wal-Mart Stores, Inc.	5.8%
Home Depot, Inc.	5.1%
Netflix, Inc.	3.2%
Priceline Group, Inc.	3.1%
Lowe’s Companies, Inc.	3.1%
Costco Wholesale Corp.	3.0%
CVS Health Corp.	2.9%
Walgreens Boots Alliance, Inc.	2.9%
JD.com, Inc. ADR	2.5%
Top Ten Total	39.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Retailing Fund	12.82%	10.50%	9.38%
S&P 500 Consumer Discretionary Index	22.98%	17.64%	13.52%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

104 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Retail - 69.3%
Wal-Mart Stores, Inc.	4,628	$457,015
Home Depot, Inc.	2,130	403,699
Lowe’s Companies, Inc.	2,615	243,038
Costco Wholesale Corp.	1,276	237,489
CVS Health Corp.	3,127	226,708
Walgreens Boots Alliance, Inc.	3,106	225,558
TJX Companies, Inc.	2,476	189,315
Target Corp.	2,477	161,624
Ross Stores, Inc.	1,876	150,549
Dollar Tree, Inc.*	1,259	135,103
Dollar General Corp.	1,432	133,190
Best Buy Company, Inc.	1,805	123,588
AutoZone, Inc.*,1	170	120,933
O’Reilly Automotive, Inc.*	499	120,029
L Brands, Inc.	1,842	110,925
Ulta Beauty, Inc.*	455	101,765
Genuine Parts Co.	1,062	100,901
Tiffany & Co.	950	98,753
Gap, Inc.	2,847	96,969
CarMax, Inc.*	1,373	88,050
Tractor Supply Co.	1,154	86,262
Kohl’s Corp.[1]	1,518	82,321
Burlington Stores, Inc.*	660	81,200
Nordstrom, Inc.	1,603	75,950
Macy’s, Inc.	2,868	72,245
Advance Auto Parts, Inc.	721	71,876
Foot Locker, Inc.[1]	1,391	65,210
Michaels Companies, Inc.*	2,391	57,838
Williams-Sonoma, Inc.[1]	1,076	55,629
AutoNation, Inc.*	1,077	55,282
Urban Outfitters, Inc.*	1,554	54,483
Penske Automotive Group, Inc.	1,123	53,736
Five Below, Inc.*	782	51,862
Signet Jewelers Ltd.	905	51,178
Ollie’s Bargain Outlet Holdings, Inc.*	931	49,576
American Eagle Outfitters, Inc.	2,630	49,444
Dick’s Sporting Goods, Inc.	1,619	46,530
Bed Bath & Beyond, Inc.	2,076	45,651
Children’s Place, Inc.	306	44,477
Sally Beauty Holdings, Inc.*	2,346	44,011
Lithia Motors, Inc. — Class A	383	43,505
PriceSmart, Inc.	504	43,394
Big Lots, Inc.	727	40,821
HSN, Inc.	963	38,857
Party City Holdco, Inc.*	2,630	36,689
Dillard’s, Inc. — Class A1	588	35,309
GameStop Corp. — Class A	1,935	34,733
DSW, Inc. — Class A	1,604	34,342
RH*	391	33,708
Guess?, Inc.[1]	1,840	31,059
Group 1 Automotive, Inc.	436	30,943
Conn’s, Inc.*	864	30,715
Asbury Automotive Group, Inc.*,1	476	30,464
Abercrombie & Fitch Co. — Class A	1,641	28,603
Chico’s FAS, Inc.	3,147	27,757
Tailored Brands, Inc.	1,258	27,462
PetMed Express, Inc.	587	26,709
Lumber Liquidators Holdings, Inc.*	815	25,583
Finish Line, Inc. — Class A	1,601	23,263
Express, Inc.*	2,239	22,726
Tile Shop Holdings, Inc.	2,038	19,565
Zumiez, Inc.*,1	926	19,284
Hibbett Sports, Inc.*,1	818	16,687
GNC Holdings, Inc. — Class A*,1	3,116	11,498
Sears Holdings Corp.*	2,731	9,777
Total Retail		5,443,415

Internet - 24.1%
Amazon.com, Inc.*	538	629,175
Netflix, Inc.*	1,292	248,012
Priceline Group, Inc.*	142	246,759
JD.com, Inc. ADR*	4,808	199,147
Ctrip.com International Ltd. ADR*	2,919	128,728
Expedia, Inc.	958	114,740
Wayfair, Inc. — Class A*	905	72,644
TripAdvisor, Inc.*	1,648	56,790
Liberty Expedia Holdings, Inc. — Class A*	968	42,912
Etsy, Inc.*	2,071	42,352
Groupon, Inc. — Class A*	8,160	41,616
Shutterfly, Inc.*	703	34,974
Overstock.com, Inc.*	520	33,228
Total Internet		1,891,077

Distribution & Wholesale - 2.4%
LKQ Corp.*	2,322	94,436
Pool Corp.	472	61,195
Core-Mark Holding Company, Inc.	1,015	32,053
Total Distribution & Wholesale		187,684

Commercial Services - 1.8%
Aaron’s, Inc.	1,193	47,541
Monro, Inc.[1]	662	37,701
NutriSystem, Inc.	648	34,085
Rent-A-Center, Inc.[1]	1,833	20,346
Total Commercial Services		139,673

Leisure Time - 1.0%
Camping World Holdings, Inc. — Class A	1,200	53,676
Liberty TripAdvisor Holdings, Inc. — Class A*	2,312	21,791
Total Leisure Time		75,467

Oil & Gas - 0.6%
Murphy USA, Inc.*	556	44,680

Home Furnishings - 0.4%
Sleep Number Corp.*	862	32,403

Total Common Stocks
(Cost $6,554,305)		7,814,399

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$30,297	$30,297
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	16,170	16,170
Total Repurchase Agreements
(Cost $46,467)		46,467

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	251,678	251,678
Total Securities Lending Collateral
(Cost $251,678)		251,678

Total Investments - 103.4%
(Cost $6,852,450)		$8,112,544
Other Assets & Liabilities, net - (3.4)%		(263,756)
Total Net Assets - 100.0%		$7,848,788

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,814,399	$—	$—	$7,814,399
Repurchase Agreements	—	46,467	—	46,467
Securities Lending Collateral	251,678	—	—	251,678
Total Assets	$8,066,077	$46,467	$—	$8,112,544

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $240,621 of securities loaned (cost $6,805,983)	$8,066,077
Repurchase agreements, at value (cost $46,467)	46,467
Receivables:
Fund shares sold	445,135
Securities sold	149,154
Dividends	4,931
Securities lending income	249
Interest	5
Total assets	8,712,018

Liabilities:
Payable for:
Securities purchased	430,875
Return of securities loaned	251,678
Fund shares redeemed	163,615
Management fees	4,955
Transfer agent and administrative fees	1,457
Investor service fees	1,457
Portfolio accounting fees	583
Miscellaneous	8,610
Total liabilities	863,230
Commitments and contingent liabilities (Note 10)	—
Net assets	$7,848,788

Net assets consist of:
Paid in capital	$7,807,359
Undistributed net investment income	1,360
Accumulated net realized loss on investments	(1,220,025)
Net unrealized appreciation on investments	1,260,094
Net assets	$7,848,788
Capital shares outstanding	105,542
Net asset value per share	$74.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $165)	$81,387
Interest	255
Income from securities lending, net	5,231
Total investment income	86,873

Expenses:
Management fees	42,664
Investor service fees	12,548
Transfer agent and administrative fees	12,548
Professional fees	7,494
Portfolio accounting fees	5,020
Custodian fees	921
Trustees’ fees*	722
Line of credit fees	26
Miscellaneous	3,570
Total expenses	85,513
Net investment income	1,360

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(375,717)
Net realized loss	(375,717)
Net change in unrealized appreciation (depreciation) on:
Investments	884,370
Net change in unrealized appreciation (depreciation)	884,370
Net realized and unrealized gain	508,653
Net increase in net assets resulting from operations	$510,013

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,360	$(13,684)
Net realized gain (loss) on investments	(375,717)	2,536,259
Net change in unrealized appreciation (depreciation) on investments	884,370	(2,745,127)
Net increase (decrease) in net assets resulting from operations	510,013	(222,552)

Distributions to shareholders from:
Net realized gains	—	(367,955)
Total distributions to shareholders	—	(367,955)

Capital share transactions:
Proceeds from sale of shares	25,680,045	39,987,987
Distributions reinvested	—	367,955
Cost of shares redeemed	(23,619,210)	(42,815,112)
Net increase (decrease) from capital share transactions	2,060,835	(2,459,170)
Net increase (decrease) in net assets	2,570,848	(3,049,677)

Net assets:
Beginning of year	5,277,940	8,327,617
End of year	$7,848,788	$5,277,940
Undistributed net investment income at end of year	$1,360	$13

Capital share activity:
Shares sold	374,888	585,034 *
Shares issued from reinvestment of distributions	—	5,538 *
Shares redeemed	(349,422)	(629,525)*
Net increase (decrease) in shares	25,466	(38,953)*

*	Capital share activity for the year ended December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$65.91	$69.96	$77.68	$81.49	$66.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.05)	(.16)	(.40)	(.36)
Net gain (loss) on investments (realized and unrealized)	8.44	(2.93)	(.20)	6.79	24.19
Total from investment operations	8.46	(2.98)	(.36)	6.39	23.83
Less distributions from:
Net investment income	—	—	—	—	(—)[c]
Net realized gains	—	(1.07)	(7.36)	(10.20)	(9.16)
Total distributions	—	(1.07)	(7.36)	(10.20)	(9.16)
Net asset value, end of period	$74.37	$65.91	$69.96	$77.68	$81.49

Total Return[b]	12.82%	0.30%	(1.33%)	8.66%	35.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,849	$5,278	$8,328	$7,304	$9,470
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.25%)	(0.19%)	(0.51%)	(0.46%)
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	447%	668%	225%	452%	1,219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the year ended December 31, 2017, Technology Fund returned 32.63%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Information Technology Index returned 38.83%.

Within the Fund, the Internet software & services industry contributed the most to the Fund’s performance for the period, followed by the semiconductors & semiconductor equipment industry. No industry detracted from return. The aerospace & defense industry contributed the least.

Top-contributing holdings were Apple, Inc., Facebook, Inc. Class A, and Microsoft Corp. Momo, Inc., ADR Class A, Pandora Media, Inc., and Synchronoss Technologies, Inc. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.5%
Alphabet, Inc. — Class A	3.3%
Microsoft Corp.	3.1%
Facebook, Inc. — Class A	2.7%
Visa, Inc. — Class A	1.9%
Intel Corp.	1.8%
Cisco Systems, Inc.	1.7%
Oracle Corp.	1.6%
Alibaba Group Holding Ltd. ADR	1.5%
Mastercard, Inc. — Class A	1.5%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

110 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Technology Fund	32.63%	17.33%	7.96%
S&P 500 Information Technology Index	38.83%	20.90%	11.90%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	December 31, 2017
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Software - 23.7%
Microsoft Corp.	8,268	$707,245
Oracle Corp.	7,880	372,566
Adobe Systems, Inc.*	1,470	257,603
salesforce.com, Inc.*	2,301	235,231
VMware, Inc. — Class A*,1	1,578	197,755
Activision Blizzard, Inc.	3,006	190,340
Intuit, Inc.	1,125	177,503
NetEase, Inc. ADR	501	172,880
Electronic Arts, Inc.*	1,463	153,703
Fidelity National Information Services, Inc.	1,627	153,084
Fiserv, Inc.*	1,102	144,505
Paychex, Inc.	2,005	136,500
ServiceNow, Inc.*	1,040	135,606
Momo, Inc. ADR*	5,430	132,926
Autodesk, Inc.*	1,267	132,820
Workday, Inc. — Class A*	1,250	127,175
Red Hat, Inc.*	1,024	122,982
First Data Corp. — Class A*	6,580	109,952
CA, Inc.	3,121	103,867
Citrix Systems, Inc.*	1,164	102,432
Akamai Technologies, Inc.*	1,517	98,666
Synopsys, Inc.*	1,150	98,026
Take-Two Interactive Software, Inc.*	892	97,924
ANSYS, Inc.*	660	97,409
Splunk, Inc.*	1,150	95,266
Cadence Design Systems, Inc.*	2,241	93,719
Broadridge Financial Solutions, Inc.	990	89,674
CDK Global, Inc.	1,229	87,603
Jack Henry & Associates, Inc.	719	84,094
SS&C Technologies Holdings, Inc.	1,930	78,126
PTC, Inc.*	1,210	73,532
Ultimate Software Group, Inc.*	327	71,361
Tableau Software, Inc. — Class A*	930	64,356
Aspen Technology, Inc.*	910	60,242
Nuance Communications, Inc.*	3,454	56,473
Manhattan Associates, Inc.*	1,085	53,751
RealPage, Inc.*	1,210	53,603
j2 Global, Inc.	705	52,896
CommVault Systems, Inc.*	825	43,312
Twilio, Inc. — Class A*,1	1,680	39,648
Cornerstone OnDemand, Inc.*	1,120	39,570
BroadSoft, Inc.*	660	36,234
Total Software		5,432,160

Semiconductors - 19.5%
Intel Corp.	9,023	416,502
NVIDIA Corp.	1,533	296,636
Texas Instruments, Inc.	2,746	286,792
Broadcom Ltd.	1,096	281,562
QUALCOMM, Inc.	4,127	264,211
Applied Materials, Inc.	3,970	202,946
Micron Technology, Inc.*	4,546	186,932
Analog Devices, Inc.	1,805	160,699
NXP Semiconductor N.V.*	1,353	158,423
Lam Research Corp.	830	152,778
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,594	142,502
Marvell Technology Group Ltd.	6,445	138,374
ASML Holding N.V. — Class G	760	132,103
Microchip Technology, Inc.	1,434	126,020
Skyworks Solutions, Inc.	1,209	114,795
Xilinx, Inc.	1,683	113,468
KLA-Tencor Corp.	1,070	112,425
Maxim Integrated Products, Inc.	2,020	105,606
IPG Photonics Corp.*	455	97,429
Advanced Micro Devices, Inc.*,1	8,426	86,619
ON Semiconductor Corp.*	4,076	85,351
Teradyne, Inc.	1,921	80,432
Qorvo, Inc.*	1,172	78,055
Microsemi Corp.*	1,319	68,126
Cavium, Inc.*	800	67,064
MKS Instruments, Inc.	681	64,355
Cypress Semiconductor Corp.	4,058	61,844
Monolithic Power Systems, Inc.	532	59,776
Entegris, Inc.	1,900	57,855
Integrated Device Technology, Inc.*	1,832	54,465
Silicon Laboratories, Inc.*	610	53,863
Cirrus Logic, Inc.*	986	51,134
MACOM Technology Solutions Holdings, Inc.*,1	1,265	41,163
Ambarella, Inc.*	653	38,364
Synaptics, Inc.*	829	33,110
Total Semiconductors		4,471,779

Internet - 18.5%
Alphabet, Inc. — Class A*	718	756,341
Facebook, Inc. — Class A*	3,526	622,198
Alibaba Group Holding Ltd. ADR*	2,050	353,481
Baidu, Inc. ADR*	998	233,742
eBay, Inc.*	4,622	174,434
MercadoLibre, Inc.	496	156,071
Weibo Corp. ADR*	1,320	136,567
YY, Inc. ADR*	1,200	135,672
SINA Corp.*	1,319	132,309
Shopify, Inc. — Class A*	1,275	128,775
Twitter, Inc.*	4,962	119,138
Symantec Corp.	3,947	110,753
Snap, Inc. — Class A*,1	7,270	106,215
Palo Alto Networks, Inc.*	693	100,443
VeriSign, Inc.*	802	91,781
CDW Corp.	1,280	88,947
IAC/InterActiveCorp*	720	88,042
Match Group, Inc.*,1	2,720	85,163
GoDaddy, Inc. — Class A*	1,610	80,951
F5 Networks, Inc.*	591	77,551
Zillow Group, Inc. — Class C*	1,860	76,111
GrubHub, Inc.*	950	68,210
Proofpoint, Inc.*	610	54,174
Stamps.com, Inc.*	283	53,204
Yelp, Inc. — Class A*	1,233	51,737

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
TECHNOLOGY FUND

	Shares	Value

FireEye, Inc.*	3,161	$44,886
Etsy, Inc.*	2,140	43,763
Trade Desk, Inc. — Class A*,1	790	36,127
Pandora Media, Inc.*,1	6,075	29,281
Total Internet		4,236,067

Computers - 13.5%
Apple, Inc.	4,716	798,089
International Business Machines Corp.	2,142	328,626
Cognizant Technology Solutions Corp. — Class A	2,513	178,473
HP, Inc.	7,696	161,693
Accenture plc — Class A	992	151,865
DXC Technology Co.	1,514	143,679
Western Digital Corp.	1,665	132,418
Infosys Ltd. ADR	8,083	131,106
Hewlett Packard Enterprise Co.	9,078	130,360
Check Point Software Technologies Ltd.*	1,244	128,903
NetApp, Inc.	1,869	103,393
Seagate Technology plc	2,335	97,696
Leidos Holdings, Inc.	1,349	87,105
Amdocs Ltd.	1,320	86,434
Fortinet, Inc.*	1,760	76,894
Nutanix, Inc. — Class A*	1,830	64,562
CSRA, Inc.	2,070	61,935
Teradata Corp.*	1,552	59,690
NCR Corp.*	1,702	57,851
NetScout Systems, Inc.*	1,512	46,040
Lumentum Holdings, Inc.*	908	44,401
Electronics for Imaging, Inc.*	1,090	32,188
Total Computers		3,103,401

Commercial Services - 6.3%
PayPal Holdings, Inc.*	3,531	259,952
Automatic Data Processing, Inc.	1,673	196,059
FleetCor Technologies, Inc.*	590	113,534
Global Payments, Inc.	1,093	109,562
Total System Services, Inc.	1,350	106,772
Vantiv, Inc. — Class A*	1,360	100,028
Square, Inc. — Class A*	2,790	96,729
Gartner, Inc.*	769	94,702
CoStar Group, Inc.*	310	92,055
Western Union Co.	4,230	80,412
WEX, Inc.*	510	72,027
Sabre Corp.	3,256	66,748
Euronet Worldwide, Inc.*	670	56,461
Total Commercial Services		1,445,041

Electronics - 5.7%
Corning, Inc.	4,502	144,019
Amphenol Corp. — Class A	1,632	143,290
TE Connectivity Ltd.	1,370	130,205
Trimble, Inc.*	2,176	88,433
Flex Ltd.*	4,699	84,535
Keysight Technologies, Inc.*	1,860	77,376
Arrow Electronics, Inc.*	931	74,862
Coherent, Inc.*	260	73,377
FLIR Systems, Inc.	1,520	70,862
National Instruments Corp.	1,530	63,694
Avnet, Inc.	1,520	60,222
Jabil, Inc.	2,174	57,068
Tech Data Corp.*	560	54,863
Vishay Intertechnology, Inc.	2,330	48,348
II-VI, Inc.*	995	46,715
Sanmina Corp.*	1,330	43,890
KEMET Corp.*	1,690	25,451
Applied Optoelectronics, Inc.*,1	598	22,616
Total Electronics		1,309,826

Telecommunications - 5.3%
Cisco Systems, Inc.	9,931	380,357
Arista Networks, Inc.*	504	118,732
Motorola Solutions, Inc.	1,172	105,878
Juniper Networks, Inc.	3,177	90,545
CommScope Holding Company, Inc.*	1,931	73,050
Ubiquiti Networks, Inc.*,1	995	70,665
LogMeIn, Inc.	591	67,670
ViaSat, Inc.*,1	806	60,329
ARRIS International plc*	2,199	56,492
Ciena Corp.*	2,209	46,234
Finisar Corp.*	2,013	40,965
NETGEAR, Inc.*	685	40,244
Viavi Solutions, Inc.*	4,413	38,570
Oclaro, Inc.*,1	4,164	28,065
Total Telecommunications		1,217,796

Diversified Financial Services - 4.3%
Visa, Inc. — Class A	3,753	427,917
Mastercard, Inc. — Class A	2,322	351,458
Alliance Data Systems Corp.	433	109,757
Ellie Mae, Inc.*	550	49,170
Blackhawk Network Holdings, Inc.*	1,085	38,680
Total Diversified Financial Services		976,982

Electrical Components & Equipment - 0.8%
Universal Display Corp.	460	79,419
Littelfuse, Inc.	300	59,346
Advanced Energy Industries, Inc.*	668	45,077
Total Electrical Components & Equipment		183,842

Machinery-Diversified - 0.7%
Cognex Corp.	1,450	88,682
Zebra Technologies Corp. — Class A*	625	64,875
Total Machinery-Diversified		153,557

Aerospace & Defense - 0.5%
Harris Corp.	794	112,470

Office & Business Equipment - 0.3%
Xerox Corp.	2,565	74,770

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	1,070	72,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
TECHNOLOGY FUND

	Shares	Value

Building Materials - 0.2%
Cree, Inc.*	1,478	$54,893

Total Common Stocks
(Cost $13,778,272)		22,844,830

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.0%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$154,908	154,908
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	82,675	82,675
Total Repurchase Agreements
(Cost $237,583)		237,583

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	596,241	596,241
Total Securities Lending Collateral
(Cost $596,241)		596,241

Total Investments - 103.2%
(Cost $14,612,096)		$23,678,654
Other Assets & Liabilities, net - (3.2)%		(739,116)
Total Net Assets - 100.0%		$22,939,538

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,844,830	$—	$—	$22,844,830
Repurchase Agreements	—	237,583	—	237,583
Securities Lending Collateral	596,241	—	—	596,241
Total Assets	$23,441,071	$237,583	$—	$23,678,654

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $569,002 of securities loaned (cost $14,374,513)	$23,441,071
Repurchase agreements, at value (cost $237,583)	237,583
Cash	1,936
Receivables:
Fund shares sold	64,751
Dividends	9,500
Securities lending income	1,156
Foreign tax reclaims	590
Interest	28
Total assets	23,756,615

Liabilities:
Payable for:
Return of securities loaned	596,241
Fund shares redeemed	152,529
Management fees	17,057
Transfer agent and administrative fees	5,017
Investor service fees	5,017
Portfolio accounting fees	2,007
Miscellaneous	39,209
Total liabilities	817,077
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,939,538

Net assets consist of:
Paid in capital	$14,845,216
Accumulated net investment loss	(17,487)
Accumulated net realized loss on investments	(954,749)
Net unrealized appreciation on investments	9,066,558
Net assets	$22,939,538
Capital shares outstanding	237,209
Net asset value per share	$96.71

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $88)	$228,387
Interest	1,269
Income from securities lending, net	14,835
Total investment income	244,491

Expenses:
Management fees	194,494
Investor service fees	57,204
Transfer agent and administrative fees	57,204
Professional fees	31,955
Portfolio accounting fees	22,882
Custodian fees	3,771
Trustees’ fees*	2,487
Line of credit fees	7
Miscellaneous	19,900
Total expenses	389,904
Net investment loss	(145,413)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,560,782
Net realized gain	1,560,782
Net change in unrealized appreciation (depreciation) on:
Investments	4,572,472
Net change in unrealized appreciation (depreciation)	4,572,472
Net realized and unrealized gain	6,133,254
Net increase in net assets resulting from operations	$5,987,841

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(145,413)	$(44,825)
Net realized gain on investments	1,560,782	3,080,842
Net change in unrealized appreciation (depreciation) on investments	4,572,472	(2,095,938)
Net increase in net assets resulting from operations	5,987,841	940,079

Distributions to shareholders from:
Net realized gains	(599,849)	(727,921)
Total distributions to shareholders	(599,849)	(727,921)

Capital share transactions:
Proceeds from sale of shares	48,485,786	51,734,032
Distributions reinvested	599,849	727,921
Cost of shares redeemed	(49,690,430)	(53,559,382)
Net decrease from capital share transactions	(604,795)	(1,097,429)
Net increase (decrease) in net assets	4,783,197	(885,271)

Net assets:
Beginning of year	18,156,341	19,041,612
End of year	$22,939,538	$18,156,341
Accumulated net investment loss at end of year	$(17,487)	$(22,015)

Capital share activity:
Shares sold	551,981	724,058
Shares issued from reinvestment of distributions	6,951	10,543
Shares redeemed	(564,197)	(757,688)
Net decrease in shares	(5,265)	(23,087)

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$74.88	$71.70	$71.28	$64.65	$47.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.21)	(.32)	(.32)	(.15)
Net gain (loss) on investments (realized and unrealized)	24.71	7.78	1.13	6.95	17.02
Total from investment operations	24.15	7.57	.81	6.63	16.87
Less distributions from:
Net realized gains	(2.32)	(4.39)	(.39)	—	—
Total distributions	(2.32)	(4.39)	(.39)	—	—
Net asset value, end of period	$96.71	$74.88	$71.70	$71.28	$64.65

Total Return[b]	32.63%	11.07%	1.11%	10.26%	35.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,940	$18,156	$19,042	$18,218	$14,649
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.29%)	(0.45%)	(0.47%)	(0.29%)
Total expenses	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	200%	321%	142%	197%	382%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2017, Telecommunications Fund returned 5.85%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Telecommunications Services Index returned (1.25%).

The industries contributing the most were the communications equipment industry and equity real estate investment trusts. The diversified telecommunications services industry was the only detractor from return.

Cisco Systems, Inc., Arista Networks, Inc., and SBA Communications Corp. Class A were the strongest performers for the year. Sprint Corp., Windstream Holdings, Inc., and CenturyLink, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	10.0%
Verizon Communications, Inc.	9.4%
Cisco Systems, Inc.	8.7%
QUALCOMM, Inc.	6.1%
T-Mobile US, Inc.	4.6%
Crown Castle International Corp.	4.2%
Sprint Corp.	3.2%
SBA Communications Corp.	2.7%
Arista Networks, Inc.	2.7%
CenturyLink, Inc.	2.6%
Top Ten Total	54.2%

“Ten Largest Holdings” excludes any temporary cash investments.

118 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Telecommunications Fund	5.85%	6.92%	0.10%
S&P 500 Telecommunication Services Index	(1.25%)	7.68%	5.07%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	December 31, 2017
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Telecommunications - 74.9%
AT&T, Inc.	9,082	$353,108
Verizon Communications, Inc.	6,215	328,960
Cisco Systems, Inc.	8,017	307,051
T-Mobile US, Inc.*	2,552	162,077
Sprint Corp.*	19,138	112,723
Arista Networks, Inc.*	403	94,939
CenturyLink, Inc.	5,569	92,891
Motorola Solutions, Inc.	936	84,558
Juniper Networks, Inc.	2,564	73,074
Zayo Group Holdings, Inc.*	1,845	67,896
Vodafone Group plc ADR	1,914	61,057
CommScope Holding Company, Inc.*	1,562	59,090
Ubiquiti Networks, Inc.*,1	811	57,597
EchoStar Corp. — Class A*	894	53,551
ViaSat, Inc.*,1	643	48,129
America Movil SAB de CV — Class L ADR	2,777	47,626
ARRIS International plc*	1,776	45,625
China Mobile Ltd. ADR	882	44,576
BCE, Inc.	868	41,673
Telephone & Data Systems, Inc.	1,419	39,448
Ciena Corp.*	1,772	37,088
InterDigital, Inc.	481	36,628
Vonage Holdings Corp.*	3,392	34,497
Straight Path Communications, Inc. — Class B*	186	33,813
Finisar Corp.*	1,626	33,089
NETGEAR, Inc.*	545	32,019
Viavi Solutions, Inc.*	3,564	31,149
Shenandoah Telecommunications Co.	829	28,020
Extreme Networks, Inc.*	2,114	26,467
Acacia Communications, Inc.*,1	674	24,419
Iridium Communications, Inc.*	2,021	23,848
Oclaro, Inc.*	3,360	22,646
Infinera Corp.*	3,226	20,421
ADTRAN, Inc.	1,048	20,279
ORBCOMM, Inc.*	1,922	19,566
Consolidated Communications Holdings, Inc.	1,593	19,419
Frontier Communications Corp.	1,940	13,114
Total Telecommunications		2,632,131

REITs - 7.0%
Crown Castle International Corp.	1,342	148,976
SBA Communications Corp.*	590	96,382
Total REITs		245,358

Internet - 6.4%
Palo Alto Networks, Inc.*	563	81,601
F5 Networks, Inc.*	483	63,379
Cogent Communications Holdings, Inc.	699	31,665
8x8, Inc.*	1,821	25,676
Boingo Wireless, Inc.*	946	21,285
Total Internet		223,606

Semiconductors - 6.1%
QUALCOMM, Inc.	3,347	214,275

Aerospace & Defense - 2.6%
Harris Corp.	646	91,506

Computers - 2.1%
NetScout Systems, Inc.*	1,222	37,210
Lumentum Holdings, Inc.*	731	35,745
Total Computers		72,955

Electronics - 0.5%
Applied Optoelectronics, Inc.*,1	477	18,040

Total Common Stocks
(Cost $2,719,403)		3,497,871

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$15,067	15,067
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	8,041	8,041
Total Repurchase Agreements
(Cost $23,108)		23,108

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	114,600	114,600
Total Securities Lending Collateral
(Cost $114,600)		114,600

Total Investments - 103.5%
(Cost $2,857,111)		$3,635,579
Other Assets & Liabilities, net - (3.5)%		(121,894)
Total Net Assets - 100.0%		$3,513,685

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,497,871	$—	$—	$3,497,871
Repurchase Agreements	—	23,108	—	23,108
Securities Lending Collateral	114,600	—	—	114,600
Total Assets	$3,612,471	$23,108	$—	$3,635,579

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $110,081 of securities loaned (cost $2,834,003)	$3,612,471
Repurchase agreements, at value (cost $23,108)	23,108
Receivables:
Securities sold	47,886
Dividends	1,662
Securities lending income	738
Fund shares sold	691
Foreign tax reclaims	133
Investment adviser	8
Interest	3
Total assets	3,686,700

Liabilities:
Payable for:
Return of securities loaned	114,600
Fund shares redeemed	49,515
Management fees	2,506
Transfer agent and administrative fees	737
Investor service fees	737
Portfolio accounting fees	295
Miscellaneous	4,625
Total liabilities	173,015
Commitments and contingent liabilities (Note 10)	—
Net assets	$3,513,685

Net assets consist of:
Paid in capital	$3,105,218
Undistributed net investment income	18,812
Accumulated net realized loss on investments	(388,813)
Net unrealized appreciation on investments	778,468
Net assets	$3,513,685
Capital shares outstanding	60,081
Net asset value per share	$58.48

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $120)	$75,234
Interest	154
Income from securities lending, net	4,669
Total investment income	80,057

Expenses:
Management fees	28,881
Investor service fees	8,495
Transfer agent and administrative fees	8,495
Professional fees	4,433
Portfolio accounting fees	3,398
Custodian fees	577
Trustees’ fees*	408
Line of credit fees	30
Miscellaneous	3,152
Total expenses	57,869
Net investment income	22,188

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	174,301
Net realized gain	174,301
Net change in unrealized appreciation (depreciation) on:
Investments	(53,631)
Net change in unrealized appreciation (depreciation)	(53,631)
Net realized and unrealized gain	120,670
Net increase in net assets resulting from operations	$142,858

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,188	$34,494
Net realized gain on investments	174,301	470,436
Net change in unrealized appreciation (depreciation) on investments	(53,631)	187,227
Net increase in net assets resulting from operations	142,858	692,157

Distributions to shareholders from:
Net investment income	(36,179)	(18,622)
Net realized gains	(47,615)	—
Total distributions to shareholders	(83,794)	(18,622)

Capital share transactions:
Proceeds from sale of shares	13,601,984	20,168,236
Distributions reinvested	83,794	18,622
Cost of shares redeemed	(15,614,915)	(17,805,407)
Net increase (decrease) from capital share transactions	(1,929,137)	2,381,451
Net increase (decrease) in net assets	(1,870,073)	3,054,986

Net assets:
Beginning of year	5,383,758	2,328,772
End of year	$3,513,685	$5,383,758
Undistributed net investment income at end of year	$18,812	$34,494

Capital share activity:
Shares sold	236,843	384,917
Shares issued from reinvestment of distributions	1,515	346
Shares redeemed	(272,681)	(338,664)
Net increase (decrease) in shares	(34,323)	46,599

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$57.03	$48.71	$53.12	$52.94	$46.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.45	.42	.61	.85
Net gain (loss) on investments (realized and unrealized)	2.86	8.03	(3.94)	.79	7.09
Total from investment operations	3.23	8.48	(3.52)	1.40	7.94
Less distributions from:
Net investment income	(.77)	(.16)	(.89)	(1.22)	(1.00)
Net realized gains	(1.01)	—	—	—	—
Total distributions	(1.78)	(.16)	(.89)	(1.22)	(1.00)
Net asset value, end of period	$58.48	$57.03	$48.71	$53.12	$52.94

Total Return[b]	5.85%	17.40%	(6.73%)	2.62%	17.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,514	$5,384	$2,329	$2,382	$2,194
Ratios to average net assets:
Net investment income (loss)	0.65%	0.86%	0.80%	1.14%	1.73%
Total expenses	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	372%	410%	232%	495%	1,267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2017, Transportation Fund returned 22.02%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Industrials Index returned 21.03%.

The road & rail industry was the largest contributor to the Fund’s performance for the period, followed by the automobiles industry. The transportation infrastructure industry was the only detractor from return.

Tesla, Inc., CSX Corp., and Union Pacific Corp. were the biggest contributors to performance for the year. Hawaiian Holdings, Inc., Alaska Air Group, Inc., and Spirit Airlines, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	4.6%
United Parcel Service, Inc. — Class B	4.5%
FedEx Corp.	3.7%
General Motors Co.	3.3%
Ford Motor Co.	3.1%
Tesla, Inc.	3.0%
CSX Corp.	3.0%
Norfolk Southern Corp.	2.9%
Delta Air Lines, Inc.	2.8%
Southwest Airlines Co.	2.8%
Top Ten Total	33.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Transportation Fund	22.02%	17.49%	9.80%
S&P 500 Industrials Index	21.03%	16.72%	8.62%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

126 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Transportation - 42.7%
Union Pacific Corp.	4,038	$541,496
United Parcel Service, Inc. — Class B	4,447	529,860
FedEx Corp.	1,735	432,952
CSX Corp.	6,440	354,265
Norfolk Southern Corp.	2,316	335,588
XPO Logistics, Inc.*	2,060	188,675
J.B. Hunt Transport Services, Inc.	1,635	187,992
CH Robinson Worldwide, Inc.	2,063	183,793
Expeditors International of Washington, Inc.	2,725	176,280
Old Dominion Freight Line, Inc.	1,317	173,251
Kansas City Southern	1,592	167,510
Canadian Pacific Railway Ltd.	854	156,077
Canadian National Railway Co.	1,884	155,430
Knight-Swift Transportation Holdings, Inc.	3,345	146,243
ZTO Express Cayman, Inc. ADR*	8,550	135,518
Schneider National, Inc. — Class B	4,240	121,094
Genesee & Wyoming, Inc. — Class A*	1,487	117,072
Ryder System, Inc.	1,317	110,852
Landstar System, Inc.	1,042	108,472
Kirby Corp.*	1,588	106,078
Werner Enterprises, Inc.	2,280	88,122
Heartland Express, Inc.	3,182	74,268
Saia, Inc.*	1,010	71,458
Forward Air Corp.	1,170	67,205
Hub Group, Inc. — Class A*	1,398	66,964
Atlas Air Worldwide Holdings, Inc.*	1,098	64,398
Air Transport Services Group, Inc.*	2,630	60,858
ArcBest Corp.	1,372	49,049
Echo Global Logistics, Inc.*	1,620	45,360
Total Transportation		5,016,180

Airlines - 17.4%
Delta Air Lines, Inc.	5,870	328,720
Southwest Airlines Co.	5,003	327,447
American Airlines Group, Inc.	4,974	258,797
United Continental Holdings, Inc.*	3,533	238,124
Alaska Air Group, Inc.	2,175	159,884
JetBlue Airways Corp.*	6,198	138,463
Copa Holdings S.A. — Class A	970	130,038
Ryanair Holdings plc ADR*	1,164	121,277
Spirit Airlines, Inc.*	2,100	94,185
Allegiant Travel Co. — Class A	549	84,958
SkyWest, Inc.	1,584	84,111
Hawaiian Holdings, Inc.	1,872	74,599
Total Airlines		2,040,603

Auto Parts & Equipment - 16.4%
Aptiv plc	2,651	224,884
Lear Corp.	1,023	180,723
BorgWarner, Inc.	3,245	165,787
Goodyear Tire & Rubber Co.	4,605	148,788
Magna International, Inc.	2,520	142,808
Autoliv, Inc.[1]	1,090	138,517
Adient plc	1,758	138,355
Delphi Technologies plc*	2,547	133,641
Dana, Inc.	3,492	111,779
Visteon Corp.*	812	101,614
Tenneco, Inc.	1,560	91,322
Cooper-Standard Holdings, Inc.*	640	78,400
Dorman Products, Inc.*	1,210	73,979
American Axle & Manufacturing Holdings, Inc.*	4,164	70,913
Cooper Tire & Rubber Co.	2,000	70,700
Gentherm, Inc.*	1,734	55,055
Total Auto Parts & Equipment		1,927,265

Auto Manufacturers - 13.1%
General Motors Co.	9,580	392,684
Ford Motor Co.	29,069	363,072
Tesla, Inc.*,1	1,147	357,119
Tata Motors Ltd. ADR*	4,420	146,169
Fiat Chrysler Automobiles N.V.*	7,887	140,704
Ferrari N.V.	1,341	140,591
Total Auto Manufacturers		1,540,339

Commercial Services - 3.7%
AMERCO	372	140,582
Macquarie Infrastructure Corp.	1,850	118,770
Avis Budget Group, Inc.*	2,285	100,266
Hertz Global Holdings, Inc.*,1	3,132	69,217
Total Commercial Services		428,835

Leisure Time - 2.6%
Harley-Davidson, Inc.[1]	2,981	151,673
LCI Industries	739	96,070
Fox Factory Holding Corp.*	1,590	61,772
Total Leisure Time		309,515

Home Builders - 1.8%
Thor Industries, Inc.	971	146,349
Winnebago Industries, Inc.	1,245	69,222
Total Home Builders		215,571

Electronics - 1.1%
Gentex Corp.	6,101	127,816

Internet - 0.7%
Cars.com, Inc.*,1	2,667	76,916

Total Common Stocks
(Cost $7,224,447)		11,683,040

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$50,428	$50,428
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	26,914	26,914
Total Repurchase Agreements
(Cost $77,342)		77,342

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	565,851	565,851
Total Securities Lending Collateral
(Cost $565,851)		565,851

Total Investments - 105.0%
(Cost $7,867,640)		$12,326,233
Other Assets & Liabilities, net - (5.0)%		(587,701)
Total Net Assets - 100.0%		$11,738,532

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017..
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,683,040	$—	$—	$11,683,040
Repurchase Agreements	—	77,342	—	77,342
Securities Lending Collateral	565,851	—	—	565,851
Total Assets	$12,248,891	$77,342	$—	$12,326,233

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $541,287 of securities loaned (cost $7,790,298)	$12,248,891
Repurchase agreements, at value (cost $77,342)	77,342
Cash	439
Receivables:
Fund shares sold	294,825
Dividends	3,258
Securities lending income	76
Foreign tax reclaims	35
Interest	9
Total assets	12,624,875

Liabilities:
Payable for:
Return of securities loaned	565,851
Securities purchased	290,365
Management fees	7,635
Transfer agent and administrative fees	2,246
Investor service fees	2,246
Portfolio accounting fees	898
Fund shares redeemed	495
Miscellaneous	16,607
Total liabilities	886,343
Commitments and contingent liabilities (Note 10)	—
Net assets	$11,738,532

Net assets consist of:
Paid in capital	$8,480,371
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,200,432)
Net unrealized appreciation on investments	4,458,593
Net assets	$11,738,532
Capital shares outstanding	136,260
Net asset value per share	$86.15

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $1,907)	$106,977
Interest	522
Income from securities lending, net	2,433
Total investment income	109,932

Expenses:
Management fees	81,590
Investor service fees	23,997
Transfer agent and administrative fees	23,997
Professional fees	15,516
Portfolio accounting fees	9,599
Custodian fees	1,592
Trustees’ fees*	1,058
Line of credit fees	15
Miscellaneous	6,215
Total expenses	163,579
Net investment loss	(53,647)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,233,216
Net realized gain	1,233,216
Net change in unrealized appreciation (depreciation) on:
Investments	546,486
Net change in unrealized appreciation (depreciation)	546,486
Net realized and unrealized gain	1,779,702
Net increase in net assets resulting from operations	$1,726,055

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(53,647)	$51,950
Net realized gain on investments	1,233,216	740,548
Net change in unrealized appreciation (depreciation) on investments	546,486	339,924
Net increase in net assets resulting from operations	1,726,055	1,132,422

Distributions to shareholders from:
Net investment income	(23,779)	—
Net realized gains	—	(2,111,952)
Total distributions to shareholders	(23,779)	(2,111,952)

Capital share transactions:
Proceeds from sale of shares	31,357,021	18,398,288
Distributions reinvested	23,779	2,111,952
Cost of shares redeemed	(34,227,168)	(13,458,085)
Net increase (decrease) from capital share transactions	(2,846,368)	7,052,155
Net increase (decrease) in net assets	(1,144,092)	6,072,625

Net assets:
Beginning of year	12,882,624	6,809,999
End of year	$11,738,532	$12,882,624
Undistributed net investment income at end of year	$—	$54,068

Capital share activity:
Shares sold	406,855	246,622	*
Shares issued from reinvestment of distributions	308	34,042	*
Shares redeemed	(452,837)	(166,243	)*
Net increase (decrease) in shares	(45,674)	114,421	*

*	Capital share activity for the year ended December 31, 2016, has been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016[c]	Year Ended December 31, 2015[c]	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]
Per Share Data
Net asset value, beginning of period	$70.81	$100.87	$121.73	$99.13	$65.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	.16	(.08)	(.12)	(.32)
Net gain (loss) on investments (realized and unrealized)	15.99	(20.23)	(16.78)	22.72	33.66
Total from investment operations	15.56	(20.07)	(16.86)	22.60	33.34
Less distributions from:
Net investment income	(.22)	—	—	—	—
Net realized gains	—	(9.99)	(4.00)	—	—
Total distributions	(.22)	(9.99)	(4.00)	—	—
Net asset value, end of period	$86.15	$70.81	$100.87	$121.73	$99.13

Total Return[b]	22.02%	15.43%	(14.09%)	22.80%	50.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,739	$12,883	$6,810	$22,672	$20,639
Ratios to average net assets:
Net investment income (loss)	(0.56%)	0.73%	(0.06%)	(0.11%)	(0.37%)
Total expenses	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	308%	174%	99%	196%	310%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016 — See Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2017, Utilities Fund returned 11.02%, compared with a return of 21.83% for the S&P 500 Index. The S&P 500 Utilities Index returned 12.11%.

The electric utilities industry was the largest contributor to return for the period, followed by the multi-utilities industry. No industry detracted. The water utilities industry contributed least.

NextEra Energy, Inc., NRG Energy, Inc., and Avangrid, Inc. were the best-performing holdings over the one-year period. SCANA Corp., PG&E Corp., and Edison International were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.4%
Duke Energy Corp.	3.9%
Dominion Energy, Inc.	3.7%
Southern Co.	3.5%
Exelon Corp.	3.1%
American Electric Power Company, Inc.	3.1%
Public Service Enterprise Group, Inc.	2.6%
Consolidated Edison, Inc.	2.6%
Sempra Energy	2.6%
Xcel Energy, Inc.	2.5%
Top Ten Total	32.0%

“Ten Largest Holdings” excludes any temporary cash investments.

132 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Utilities Fund	11.02%	10.81%	5.34%
S&P 500 Utilities Index	12.11%	12.62%	6.31%
S&P 500 Index	21.83%	15.79%	8.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS	December 31, 2017
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Electric - 80.1%
NextEra Energy, Inc.	4,178	$652,562
Duke Energy Corp.	6,847	575,901
Dominion Energy, Inc.	6,726	545,210
Southern Co.	10,649	512,110
Exelon Corp.	11,536	454,634
American Electric Power Company, Inc.	6,144	452,014
Public Service Enterprise Group, Inc.	7,539	388,259
Consolidated Edison, Inc.	4,509	383,040
Xcel Energy, Inc.	7,638	367,464
WEC Energy Group, Inc.	5,194	345,037
PG&E Corp.	7,518	337,032
Eversource Energy	5,328	336,623
PPL Corp.	10,840	335,498
DTE Energy Co.	3,019	330,460
Edison International	5,106	322,903
Avangrid, Inc.	5,890	297,916
Entergy Corp.	3,540	288,121
Ameren Corp.	4,742	279,731
CMS Energy Corp.	5,768	272,826
FirstEnergy Corp.	8,887	272,120
CenterPoint Energy, Inc.	9,426	267,321
Alliant Energy Corp.	5,508	234,696
Pinnacle West Capital Corp.	2,690	229,134
NRG Energy, Inc.	7,907	225,191
Vistra Energy Corp.*	11,800	216,176
AES Corp.	18,908	204,774
Westar Energy, Inc.	3,857	203,650
Great Plains Energy, Inc.	6,058	195,310
OGE Energy Corp.	5,851	192,556
SCANA Corp.	4,646	184,818
Calpine Corp.*	11,909	180,183
MDU Resources Group, Inc.	6,454	173,484
IDACORP, Inc.	1,765	161,250
Portland General Electric Co.	3,289	149,913
Hawaiian Electric Industries, Inc.	4,134	149,444
ALLETE, Inc.	1,959	145,671
NRG Yield, Inc. — Class C	7,572	143,111
Avista Corp.	2,718	139,950
Black Hills Corp.	2,295	137,952
PNM Resources, Inc.	3,232	130,734
NorthWestern Corp.	2,143	127,937
El Paso Electric Co.	2,022	111,918
Dynegy, Inc.*	8,127	96,305
Total Electric		11,750,939

Gas - 14.4%
Sempra Energy	3,530	377,428
Atmos Energy Corp.	2,671	229,412
NiSource, Inc.	8,568	219,940
UGI Corp.	4,567	214,421
Vectren Corp.	2,659	172,888
National Fuel Gas Co.	2,947	161,820
WGL Holdings, Inc.	1,885	161,808
Southwest Gas Holdings, Inc.	1,845	148,486
ONE Gas, Inc.	2,015	147,619
Spire, Inc.	1,906	143,236
New Jersey Resources Corp.	3,468	139,413
Total Gas		2,116,471

Water - 3.5%
American Water Works Company, Inc.	3,373	308,596
Aqua America, Inc.	5,266	206,585
Total Water		515,181

Energy-Alternate Sources - 1.5%
Pattern Energy Group, Inc.[1]	5,213	112,027
TerraForm Power, Inc. — Class A1	8,920	106,683
Total Energy-Alternate Sources		218,710

Pipelines - 0.0%
Kinder Morgan, Inc.	1	18

Total Common Stocks
(Cost $8,346,123)		14,601,319

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 12/29/17 at 1.41% due 01/02/18	$33,450	33,450
Bank of America Merrill Lynch issued 12/29/17 at 1.40% due 01/02/18	17,853	17,853
Total Repurchase Agreements
(Cost $51,303)		51,303

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.15%[4]	168,417	168,417
Total Securities Lending Collateral
(Cost $168,417)		168,417

Total Investments - 101.0%
(Cost $8,565,843)		$14,821,039
Other Assets & Liabilities, net - (1.0)%		(151,165)
Total Net Assets - 100.0%		$14,669,874

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or portion of this security is on loan at December 31, 2017 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of December 31, 2017.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,601,319	$—	$—	$14,601,319
Repurchase Agreements	—	51,303	—	51,303
Securities Lending Collateral	168,417	—	—	168,417
Total Assets	$14,769,736	$51,303	$—	$14,821,039

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value - including $161,948 of securities loaned (cost $8,514,540)	$14,769,736
Repurchase agreements, at value (cost $51,303)	51,303
Receivables:
Dividends	38,560
Fund shares sold	26,918
Foreign tax reclaims	123
Securities lending income	8
Interest	6
Total assets	14,886,654

Liabilities:
Payable for:
Return of securities loaned	168,417
Management fees	12,685
Transfer agent and administrative fees	3,731
Investor service fees	3,731
Fund shares redeemed	2,474
Portfolio accounting fees	1,492
Miscellaneous	24,250
Total liabilities	216,780
Commitments and contingent liabilities (Note 10)	—
Net assets	$14,669,874

Net assets consist of:
Paid in capital	$9,514,696
Undistributed net investment income	309,195
Accumulated net realized loss on investments	(1,409,213)
Net unrealized appreciation on investments	6,255,196
Net assets	$14,669,874
Capital shares outstanding	524,435
Net asset value per share	$27.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$618,300
Interest	780
Income from securities lending, net	61
Total investment income	619,141

Expenses:
Management fees	165,276
Investor service fees	48,610
Transfer agent and administrative fees	48,610
Professional fees	24,398
Portfolio accounting fees	19,444
Custodian fees	3,459
Trustees’ fees*	2,706
Line of credit fees	22
Miscellaneous	18,928
Total expenses	331,453
Net investment income	287,688

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	350,959
Net realized gain	350,959
Net change in unrealized appreciation (depreciation) on:
Investments	1,123,878
Net change in unrealized appreciation (depreciation)	1,123,878
Net realized and unrealized gain	1,474,837
Net increase in net assets resulting from operations	$1,762,525

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$287,688	$364,240
Net realized gain on investments	350,959	2,740,774
Net change in unrealized appreciation (depreciation) on investments	1,123,878	255,578
Net increase in net assets resulting from operations	1,762,525	3,360,592

Distributions to shareholders from:
Net investment income	(357,236)	(250,168)
Net realized gains	(364,071)	(267,590)
Total distributions to shareholders	(721,307)	(517,758)

Capital share transactions:
Proceeds from sale of shares	40,236,819	67,717,626
Distributions reinvested	721,307	517,758
Cost of shares redeemed	(42,571,657)	(72,899,764)
Net decrease from capital share transactions	(1,613,531)	(4,664,380)
Net decrease in net assets	(572,313)	(1,821,546)

Net assets:
Beginning of year	15,242,187	17,063,733
End of year	$14,669,874	$15,242,187
Undistributed net investment income at end of year	$309,195	$382,625

Capital share activity:
Shares sold	1,434,672	2,644,033
Shares issued from reinvestment of distributions	26,985	18,665
Shares redeemed	(1,518,042)	(2,828,447)
Net decrease in shares	(56,385)	(165,749)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$26.24	$22.86	$25.35	$20.89	$19.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.36	.39	.48	.43
Net gain (loss) on investments (realized and unrealized)	2.42	3.38	(2.24)	4.30	2.18
Total from investment operations	2.84	3.74	(1.85)	4.78	2.61
Less distributions from:
Net investment income	(.55)	(.17)	(.64)	(.32)	(.85)
Net realized gains	(.56)	(.19)	—	—	—
Total distributions	(1.11)	(.36)	(.64)	(.32)	(.85)
Net asset value, end of period	$27.97	$26.24	$22.86	$25.35	$20.89

Total Return[b]	11.02%	16.34%	(7.36%)	22.89%	13.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,670	$15,242	$17,064	$28,415	$10,282
Ratios to average net assets:
Net investment income (loss)	1.48%	1.39%	1.66%	2.07%	2.05%
Total expenses	1.70%	1.65%	1.61%	1.66%	1.64%
Portfolio turnover rate	183%	234%	312%	247%	464%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At December 31, 2017, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a Fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Money market funds are valued at net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.33% at December 31, 2017.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts

140 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agents and accounting agent. As administrator, transfer agents and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2017, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Notes
1.41%			1.50% - 2.50%
Due 01/02/18	$28,652,652	$28,656,019	05/15/24 - 08/15/26	$31,210,500	$29,225,798

Bank of America Merrill Lynch			U.S. Treasury Bond
1.40%			3.88%
Due 01/02/18	15,292,005	15,293,789	04/15/29	7,605,000	15,597,858

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At December 31, 2017, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$66,115	$(66,115)	$—	$70,052	$—	$70,052
Basic Materials Fund	229,530	(229,530)	—	239,835	—	239,835
Biotechnology Fund	1,066,545	(1,066,545)	—	1,125,384	—	1,125,384
Consumer Products Fund	208,651	(208,651)	—	219,984	—	219,984
Electronics Fund	354,704	(354,704)	—	376,680	—	376,680
Energy Fund	351,530	(351,530)	—	361,857	—	361,857
Energy Services Fund	880,166	(880,166)	—	907,157	—	907,157
Financial Services Fund	140,561	(140,561)	—	148,443	—	148,443
Health Care Fund	337,396	(337,396)	—	355,070	—	355,070
Internet Fund	347,531	(347,531)	—	363,295	—	363,295
Leisure Fund	482,110	(482,110)	—	505,256	—	505,256
Precious Metals Fund	1,904,191	(1,904,191)	—	2,030,580	—	2,030,580
Real Estate Fund	273,745	(273,745)	—	282,132	—	282,132
Retailing Fund	240,621	(240,621)	—	251,678	—	251,678
Technology Fund	569,002	(569,002)	—	596,241	—	596,241
Telecommunications Fund	110,081	(110,081)	—	114,600	—	114,600
Transportation Fund	541,287	(541,287)	—	565,851	—	565,851
Utilities Fund	161,948	(161,948)	—	168,417	—	168,417

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 143

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$33,765	$—	$33,765
Basic Materials Fund	105,780	—	105,780
Consumer Products Fund	647,918	65,047	712,965
Energy Fund	110,100	—	110,100
Financial Services Fund	71,565	—	71,565
Health Care Fund	—	1,042,418	1,042,418
Internet Fund	—	55,537	55,537
Leisure Fund	20,573	16,439	37,012
Precious Metals Fund	1,123,988	—	1,123,988
Real Estate Fund	316,400	—	316,400
Technology Fund	—	599,849	599,849
Telecommunications Fund	83,794	—	83,794
Transportation Fund	23,779	—	23,779
Utilities Fund	721,307	—	721,307

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$45,284	$—	$45,284
Basic Materials Fund	—	252,952	252,952
Consumer Products Fund	1,067,969	838,827	1,906,796
Energy Fund	213,292	—	213,292
Energy Services Fund	118,384	—	118,384
Financial Services Fund	122,357	—	122,357
Health Care Fund	—	911,972	911,972
Internet Fund	9,729	701,230	710,959
Leisure Fund	33,853	101,294	135,147
Real Estate Fund	184,035	—	184,035
Retailing Fund	367,955	—	367,955
Technology Fund	46,923	680,998	727,921
Telecommunications Fund	18,622	—	18,622
Transportation Fund	—	2,111,952	2,111,952
Utilities Fund	250,168	267,590	517,758

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

144 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of December 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$34,621	$1,768	$2,059,830	$(1,350,293)	$—	$745,926
Basic Materials Fund	209,047	—	3,779,463	—	—	3,988,510
Biotechnology Fund	—	71,198	12,410,039	—	—	12,481,237
Consumer Products Fund	93,606	429,626	5,578,967	—	—	6,102,199
Electronics Fund	180,111	61,162	3,234,505	(329,594)	—	3,146,184
Energy Fund	131,623	—	3,813,887	(5,853,721)	—	(1,908,211)
Energy Services Fund	203,149	—	(219,233)	(5,653,497)	—	(5,669,581)
Financial Services Fund	103,736	—	3,250,339	(273,255)	6,591	3,087,411
Health Care Fund	—	331,012	9,234,416	—	—	9,565,428
Internet Fund	210,465	—	3,499,291	—	—	3,709,756
Leisure Fund	238,213	—	1,848,760	—	—	2,086,973
Precious Metals Fund	859,556	—	(1,890,946)	(11,435,952)	—	(12,467,342)
Real Estate Fund	186,707	—	2,674,485	—	13,865	2,875,057
Retailing Fund	1,360	—	193,278	(153,209)	—	41,429
Technology Fund	658,231	—	7,436,091	—	—	8,094,322
Telecommunications Fund	18,812	54,277	506,606	(171,228)	—	408,467
Transportation Fund	144,137	97,457	3,735,903	(719,336)	—	3,258,161
Utilities Fund	309,195	51,435	4,794,548	—	—	5,155,178

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2017, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$—	$(1,350,293)	$—	$(1,350,293)*
Electronics Fund	(329,594)	—	—	(329,594)*
Energy Fund	—	(361,872)	(5,491,849)	(5,853,721)
Energy Services Fund	—	(776,319)	(4,877,178)	(5,653,497)
Financial Services Fund	(273,255)	—	—	(273,255)
Precious Metals Fund	—	(2,037,518)	(9,398,434)	(11,435,952)
Retailing Fund	—	—	(153,209)	(153,209)
Telecommunications Fund	—	(32,864)	(138,364)	(171,228)*
Transportation Fund	(719,336)	—	—	(719,336)*

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Banking Fund	$—	$345,928	$345,928
Biotechnology Fund	—	1,541,149	1,541,149
Electronics Fund	—	329,594	329,594
Financial Services Fund	2,061,910	805,538	2,867,448
Health Care Fund	—	563,540	563,540
Real Estate Fund	5,054,333	144,282	5,198,615
Telecommunications Fund	—	60,983	60,983
Transportation Fund	—	719,740	719,740

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, foreign capital gains taxes, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Banking Fund	$—	$1	$(1)
Basic Materials Fund	310,108	23,479	(333,587)
Biotechnology Fund	(260,497)	260,497	—
Consumer Products Fund	602,454	—	(602,454)
Electronics Fund	205,930	48,506	(254,436)
Energy Fund	1	(18,156)	18,155
Energy Services Fund	(2,673)	2,673	—
Financial Services Fund	(2,063,689)	684	2,063,005
Health Care Fund	(25,009)	176,476	(151,467)
Internet Fund	523,221	101,187	(624,408)
Leisure Fund	468,558	(289)	(468,269)
Precious Metals Fund	—	569,095	(569,095)
Real Estate Fund	(5,066,556)	(805)	5,067,361
Retailing Fund	(1)	(13)	14
Technology Fund	823,469	149,941	(973,410)
Telecommunications Fund	(982)	(1,691)	2,673
Transportation Fund	268,462	23,358	(291,820)
Utilities Fund	(14,064)	(3,882)	17,946

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Banking Fund	$7,854,432	$2,063,924	$(4,094)	$2,059,830
Basic Materials Fund	13,676,274	3,788,472	(9,009)	3,779,463
Biotechnology Fund	18,137,274	12,678,586	(268,547)	12,410,039
Consumer Products Fund	10,636,128	5,635,341	(56,374)	5,578,967
Electronics Fund	8,367,394	3,259,033	(24,528)	3,234,505
Energy Fund	13,934,622	3,847,709	(33,822)	3,813,887
Energy Services Fund	10,235,793	—	(219,233)	(219,233)
Financial Services Fund	13,208,917	3,266,419	(16,080)	3,250,339
Health Care Fund	13,734,918	9,461,375	(226,959)	9,234,416
Internet Fund	5,809,118	3,522,836	(23,545)	3,499,291
Leisure Fund	8,156,241	1,860,421	(11,661)	1,848,760
Precious Metals Fund	34,131,478	—	(1,890,946)	(1,890,946)
Real Estate Fund	7,857,073	2,706,260	(31,775)	2,674,485
Retailing Fund	7,919,266	236,458	(43,180)	193,278
Technology Fund	16,242,563	7,532,224	(96,133)	7,436,091
Telecommunications Fund	3,128,973	529,866	(23,260)	506,606
Transportation Fund	8,590,330	3,737,266	(1,363)	3,735,903
Utilities Fund	10,026,491	4,794,548	—	4,794,548

Note 7 – Securities Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$29,024,744	$36,037,874
Basic Materials Fund	26,108,266	26,697,057
Biotechnology Fund	36,317,610	35,811,990
Consumer Products Fund	23,523,696	27,618,896
Electronics Fund	32,565,625	32,401,174
Energy Fund	113,448,222	121,533,728
Energy Services Fund	35,898,144	37,645,568
Financial Services Fund	52,458,771	54,043,264
Health Care Fund	36,986,654	37,753,023
Internet Fund	35,796,826	38,109,776
Leisure Fund	24,564,690	25,284,181
Precious Metals Fund	179,537,686	173,505,386
Real Estate Fund	40,108,448	41,610,329
Retailing Fund	25,057,922	22,992,367
Technology Fund	45,318,945	46,613,042
Telecommunications Fund	12,804,925	14,772,157
Transportation Fund	29,449,706	32,337,330
Utilities Fund	35,259,435	37,268,402

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$4,915,861	$6,931,431	$80,501
Basic Materials Fund	4,135,981	4,906,232	(54,448)
Biotechnology Fund	6,908,573	5,570,322	58,492
Consumer Products Fund	2,241,983	4,293,757	(23,627)
Electronics Fund	8,210,678	12,425,748	107,565
Energy Fund	13,237,168	10,405,026	(963)
Energy Services Fund	9,666,032	8,401,740	(192,182)
Financial Services Fund	12,597,739	11,353,161	102,051
Health Care Fund	7,573,362	5,806,845	(42,586)
Internet Fund	9,391,067	9,549,128	180,391
Leisure Fund	3,440,132	2,756,773	115,615
Precious Metals Fund	11,580,286	14,290,682	71,223
Real Estate Fund	7,092,087	7,879,685	93,743
Retailing Fund	3,518,683	3,107,206	(16,012)
Technology Fund	11,080,114	11,434,424	275,120
Telecommunications Fund	1,942,651	2,193,313	3,514
Transportation Fund	4,004,623	4,608,084	75,964
Utilities Fund	6,232,655	5,473,007	134,747

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 11, 2018. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.09% for the year ended December 31, 2017. The Funds did not have any borrowings outstanding under this agreement at December 31, 2017.

The average daily balances borrowed for the year ended December 31, 2017, were as follows:

Fund	Average Daily Balance
Banking Fund	$995
Basic Materials Fund	515
Biotechnology Fund	5,805
Consumer Products Fund	95
Electronics Fund	1,091
Energy Fund	4,865
Energy Services Fund	385
Financial Services Fund	4,822
Health Care Fund	1,238
Internet Fund	3,919
Leisure Fund	41
Precious Metals Fund	11,985
Real Estate Fund	1,471
Retailing Fund	1,275
Technology Fund	299
Telecommunications Fund	1,441
Transportation Fund	774
Utilities Fund	1,047

148 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Reverse Share Splits

Effective December 1, 2016, a reverse share split occurred for the following funds:

Fund	Split Type
Banking Fund	One-for-Six Reverse Split
Basic Materials Fund	One-for-Three Reverse Split
Energy Fund	One-for-Four Reverse Split
Energy Services Fund	One-for-Six Reverse Split
Financial Services Fund	One-for-Three Reverse Split
Internet Fund	One-for-Four Reverse Split
Retailing Fund	One-for-Four Reverse Split
Transportation Fund	One-for-Four Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the Statements of Changes in Net Assets and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 10 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

THE RYDEX FUNDS ANNUAL REPORT | 149

NOTES TO FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust Action and Reichman allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action, and an Amended Complaint in Reichman.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust

150 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

As a result of the dismissals above, there are no longer claims pending against the Rydex Variable Trust related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848.

THE RYDEX FUNDS ANNUAL REPORT | 151

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund and the Board of Trustees of Rydex Variable Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Variable Trust (the “Trust”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Variable Trust) at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2018

152 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	94.03%
Energy Fund	100.00%
Financial Services Fund	100.00%
Leisure Fund	100.00%
Precious Metals Fund	5.06%
Real Estate Fund	13.45%
Telecommunications Fund	56.43%
Transportation Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$—	$211,157
Consumer Products Fund	65,047	550,276
Electronics Fund	—	205,931
Health Care Fund	1,042,418	71,200
Internet Fund	55,537	291,218
Leisure Fund	16,439	285,103
Technology Fund	599,849	681,446
Transportation Fund	—	268,458

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 153

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

154 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Angela Brock-Kyle	Trustee, Member of the Audit Committee, Chairwoman and Member of the Compliance and Risk Oversight Committee, and Member of the Nominating and Governance Committee.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	133	Current: Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: Retired.	133	None
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	Epiphany Funds (3) (2009-present).
John O. Demaret (1940)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee.	Current: Retired.	133	None
Werner E. Keller (1940)	Chairman and Trustee of the Board, and Member of the Audit Committee.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee, Chairman and Member of the Nominating and Governance Committee, and Member of the Investment and Performance Committee.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Member of the Nominating and Governance Committee.	Current: Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, and Chairwoman and Member of the Investment and Performance Committee,	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	133	None.

THE RYDEX FUNDS ANNUAL REPORT | 155

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Current: Vice President, Guggenheim Investments (2009-present).
Elisabeth Miller (1968)	Chief Compliance Officer

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

156 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

THE RYDEX FUNDS ANNUAL REPORT | 157

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

158 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Werner Keller. Mr. Keller is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and December 31, 2016 were $867,833 and $861,472, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(c)       Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2017 and December 31, 2016 were $277,916 and $264,208, respectively.

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $277,916 and $331,781, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	March 9, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 9, 2018

*	Print the name and title of each signing officer under his or her signature.